    As filed with the Securities and Exchange Commission on February 28, 2003

                          File Nos. 002-11387/811-00558

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933         |X|

                         Pre-Effective Amendment No. __                      | |
                         Post-Effective Amendment No. 89                     |X|

                                     and/or

                        REGISTRATION STATEMENT UNDER THE
                         INVESTMENT COMPANY ACT OF 1940                      |X|

                                Amendment No. __                             |X|

                       THE HARTFORD MUTUAL FUNDS II, INC.
               (Exact Name of Registrant as Specified in Charter)

                P. O. Box 2999, Hartford, Connecticut 06104-2999
                    (Address of Principal Executive Offices)

        Registrant's Telephone Number including Area Code: (860) 297-6443

                             Kevin J. Carr, Esquire
                               Investment Law Unit
                   The Hartford Financial Services Group, Inc.
                              55 Farmington Avenue
                           Hartford, Connecticut 06105
                     (Name and Address of Agent for Service)
                                    Copy to:
                            John V. O'Hanlon, Esquire
                                     Dechert LLP
                         Ten Post Office Square - South
                                Boston, MA 02109

It is proposed that this filing will become effective (check appropriate box):

      | |   immediately upon filing pursuant to paragraph (b) of Rule 485

      |X|   on March 1, 2003 pursuant to paragraph (b) of Rule 485

      | |   60 days after filing pursuant to paragraph (a)(1) of Rule 485

      | |   on (Date) pursuant to paragraph (a)(1) of Rule 485

      | |   75 days after filing pursuant to paragraph (a)(2) of Rule 485

      | |   on (Date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

      | | This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

      This Registration Statement relates to The Hartford Mutual Funds II, Inc. and its constituent series and does not relate to any other companies or series named herein, which have registered the offering of their shares pursuant to a separate registration statement.

THE HARTFORD MUTUAL FUNDS


                                            CLASS A, CLASS B AND CLASS C SHARES



                                            PROSPECTUS
                                            MARCH 1, 2003



AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND                   THE HARTFORD ADVISERS FUND
EXCHANGE COMMISSION HAS NOT APPROVED OR                        THE HARTFORD CAPITAL APPRECIATION FUND
DISAPPROVED THESE SECURITIES OR PASSED UPON THE                THE HARTFORD DIVIDEND AND GROWTH FUND
ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION                THE HARTFORD FOCUS FUND
TO THE CONTRARY IS A CRIMINAL OFFENSE.                         THE HARTFORD GLOBAL COMMUNICATIONS FUND
                                                               THE HARTFORD GLOBAL FINANCIAL SERVICES FUND
                                                               THE HARTFORD GLOBAL HEALTH FUND
                                                               THE HARTFORD GLOBAL LEADERS FUND
                                                               THE HARTFORD GLOBAL TECHNOLOGY FUND
                                                               THE HARTFORD GROWTH AND INCOME FUND
                                                               THE HARTFORD GROWTH FUND
                                                               THE HARTFORD GROWTH OPPORTUNITIES FUND
                                                               THE HARTFORD HIGH YIELD FUND
                                                               THE HARTFORD INCOME FUND
                                                               THE HARTFORD INFLATION PLUS FUND
                                                               THE HARTFORD INTERNATIONAL CAPITAL APPRECIATION FUND
                                                               THE HARTFORD INTERNATIONAL OPPORTUNITIES FUND
                                                               THE HARTFORD INTERNATIONAL SMALL COMPANY FUND
                                                               THE HARTFORD MIDCAP FUND
                                                               THE HARTFORD MIDCAP VALUE FUND
                                                               THE HARTFORD MONEY MARKET FUND
                                                               THE HARTFORD SHORT DURATION FUND
                                                               THE HARTFORD SMALL COMPANY FUND
                                                               THE HARTFORD SMALLCAP GROWTH FUND
                                                               THE HARTFORD STOCK FUND
                                                               THE HARTFORD TAX-FREE CALIFORNIA FUND
                                                               THE HARTFORD TAX-FREE MINNESOTA FUND
                                                               THE HARTFORD TAX-FREE NATIONAL FUND
                                                               THE HARTFORD TAX-FREE NEW YORK FUND
                                                               THE HARTFORD TOTAL RETURN BOND FUND
                                                               (FORMERLY THE HARTFORD BOND INCOME STRATEGY FUND)
                                                               THE HARTFORD U.S. GOVERNMENT SECURITIES FUND
                                                               THE HARTFORD VALUE FUND
                                                               THE HARTFORD VALUE OPPORTUNITIES FUND


                               THE HARTFORD MUTUAL FUNDS
                               P.O. BOX 64387
                               ST. PAUL, MN 55164-0387

                    [THIS PAGE IS INTENTIONALLY LEFT BLANK]

INTRODUCTION
--------------------------------------------------------------------------------

Each fund described in this prospectus has its own investment strategy and risk/reward profile. This prospectus relates to the Class A, B and C shares of the funds.

Each fund, except the Inflation Plus Fund, Tax-Free California Fund, Tax-Free New York Fund, Global Communications Fund, Global Financial Services Fund, Global Health Fund, Global Technology Fund and Focus Fund, is a diversified fund. The Inflation Plus Fund, Tax-Free California Fund, Tax-Free New York Fund, Global Communications Fund, Global Financial Services Fund, Global Health Fund, Global Technology Fund and Focus Fund are non-diversified funds. The non-diversified funds other than the Inflation Plus Fund, Tax-Free California Fund, Tax-Free New York Fund and Focus Fund are sometimes known as "sector funds." The High Yield Fund, Income Fund, Inflation Plus Fund, Money Market Fund, Short Duration Fund, Tax-Free California Fund, Tax-Free Minnesota Fund, Tax-Free National Fund, Tax-Free New York Fund, Total Return Bond Fund and U.S. Government Securities Fund are sometimes known as the Hartford Income Funds.


Growth Fund, Growth Opportunities Fund, SmallCap Growth Fund, Tax-Free Minnesota Fund, Tax-Free National Fund, U.S. Government Securities Fund and Value Opportunities Fund are series of The Hartford Mutual Funds II, Inc. All other funds are series of The Hartford Mutual Funds, Inc.


Information on each fund, including risk factors for investing in diversified versus non-diversified funds, can be found on the pages following this introduction.

The investment manager to each fund is Hartford Investment Financial Services, LLC ("HIFSCO"). The day-to-day portfolio management of the funds is provided by an investment sub-adviser -- either Wellington Management Company, LLP ("Wellington Management") or Hartford Investment Management Company ("HIMCO(R)"). Information regarding HIFSCO, Wellington Management and HIMCO is included under the section entitled "Management of the Funds" in this prospectus.

Mutual funds are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Because you could lose money by investing in these funds, be sure to read all risk disclosures carefully before investing.

CONTENTS
--------------------------------------------------------------------------------


A summary of each fund's                  The Hartford Advisers Fund                                             3
goals, principal strategies,              The Hartford Capital Appreciation Fund                                 6
main risks, performance                   The Hartford Dividend and Growth Fund                                  9
and expenses                              The Hartford Focus Fund                                               12
                                          The Hartford Global Communications Fund                               15
                                          The Hartford Global Financial Services Fund                           19
                                          The Hartford Global Health Fund                                       23
                                          The Hartford Global Leaders Fund                                      27
                                          The Hartford Global Technology Fund                                   30
                                          The Hartford Growth and Income Fund                                   34
                                          The Hartford Growth Fund                                              37
                                          The Hartford Growth Opportunities Fund                                40
                                          The Hartford High Yield Fund                                          43
                                          The Hartford Income Fund                                              46
                                          The Hartford Inflation Plus Fund                                      49
                                          The Hartford International Capital Appreciation Fund                  52
                                          The Hartford International Opportunities Fund                         55
                                          The Hartford International Small Company Fund                         58
                                          The Hartford MidCap Fund                                              61
                                          The Hartford MidCap Value Fund                                        64
                                          The Hartford Money Market Fund                                        67
                                          The Hartford Short Duration Fund                                      70
                                          The Hartford Small Company Fund                                       72
                                          The Hartford SmallCap Growth Fund                                     75
                                          The Hartford Stock Fund                                               78
                                          The Hartford Tax-Free California Fund                                 81
                                          The Hartford Tax-Free Minnesota Fund                                  83


THE HARTFORD MUTUAL FUNDS                                                      1

                                          The Hartford Tax-Free National Fund                                   86
                                          The Hartford Tax-Free New York Fund                                   89
                                          The Hartford Total Return Bond Fund                                   91
                                          The Hartford U.S. Government Securities Fund                          94
                                          The Hartford Value Fund                                               97
                                          The Hartford Value Opportunities Fund                                100
Description of other                      Investment strategies and investment matters                         103
investment strategies and
investment risks
Investment manager and                    Management of the funds                                              107
management fee information
Information on your                       About your account                                                   112
account                                   Choosing a share class                                               112
                                          How sales charges are calculated                                     112
                                          Sales charge reductions and waivers                                  113
                                          Opening an account                                                   115
                                          Buying shares                                                        116
                                          Selling shares                                                       117
                                          Transaction policies                                                 119
                                          Dividends and account policies                                       120
                                          Additional investor services                                         122
Further information on the                Financial highlights                                                 124
funds                                     Privacy policy                                                       174
                                          For more information                                          back cover


 2                                                     THE HARTFORD MUTUAL FUNDS

THE HARTFORD ADVISERS FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford Advisers Fund seeks maximum long-term total return.

PRINCIPAL INVESTMENT STRATEGY. The fund allocates its assets among three categories:

     -  stocks,

     -  debt securities, and

     -  money market instruments.

Asset allocation decisions are based on Wellington Management's judgment of the projected investment environment for financial assets, relative fundamental values, the attractiveness of each asset category, and expected future returns of each asset category. Wellington Management does not attempt to engage in short-term market timing among asset categories. As a result, shifts in asset allocation are expected to be gradual and continuous and the fund will normally have some portion of its assets invested in each asset category. There is no limit on the amount of fund assets that may be allocated to each asset category and the allocation is in Wellington Management's discretion.


The fund favors stocks issued by high-quality companies. The key characteristics of high-quality companies include a leadership position within an industry, a strong balance sheet, a high return on equity, sustainable or increasing dividends, a strong management team and a globally competitive position. With respect to stocks in which the fund invests, the fund may invest in a broad range of market capitalizations, but tends to focus on large capitalization companies with market capitalizations similar to those of companies in the S&P 500 Index.


The debt securities (other than money market instruments) in which the fund invests include securities issued or guaranteed by the U.S. Government and its agencies or instrumentalities and securities rated investment grade (rated at least "BBB" by Standard & Poor's Corporation ("S&P") or "Baa" by Moody's Investors Service, Inc. ("Moody's"), or if unrated, securities deemed by Wellington Management to be of comparable quality). These debt securities include mortgage-backed securities issued by U.S. Government agencies and private entities. The fund is not restricted to any specific maturity term.

The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities.

--------------------------------------------------------------------------------

MAIN RISKS. This fund is subject to, among others, stock market risk, interest rate risk, credit risk, income risk, prepayment risk, manager allocation risk and foreign investment risk. You could lose money as a result of your investment.

Stock market risk means that the stocks held by the fund may decline in value due to the activities and financial prospects of individual companies or to general market and economic conditions.

Interest rate risk refers to the possibility that your investment may go down in value when interest rates rise.

Credit risk refers to the possibility that the issuing company may not be able to pay interest and principal when due.

Income risk is the potential for a decline in the fund's income due to falling interest rates.

The fund is subject to the possibility that, under certain circumstances, especially during periods of falling interest rates, a bond issuer will "call" -- or repay -- its bonds before their maturity date. The fund may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

Because the fund may invest significantly in mortgage-and asset-backed securities, it is subject to prepayment risk and extension risk. Similar to call risk, prepayment risk is the risk that falling interest rates could cause faster than expected prepayments of the mortgages and loans underlying the fund's mortgage- and asset-backed securities. These prepayments pass through to the fund, which must reinvest them at a time when interest rates on new mortgage- and asset-backed investments are falling, reducing the fund's income. Extension risk is the risk that rising interest rates could cause mortgage and loan prepayments to slow, which could increase the interest rate sensitivity of the fund's mortgage- and asset-backed securities.

Manager allocation risk refers to the possibility that Wellington Management could allocate assets in a manner that results in the fund underperforming its peers.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

THE HARTFORD MUTUAL FUNDS                                                      3

                                                      THE HARTFORD ADVISERS FUND
--------------------------------------------------------------------------------

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower.

The annual return variability of the fund's Class B and C shares for the periods presented in the bar chart would have been substantially similar to that shown for Class A shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class B and C shares for the periods presented in the bar chart would have been lower than the annual returns shown for the fund's Class A shares because of differences in the expenses borne by each class of shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.
CLASS A TOTAL RETURNS
BY CALENDAR YEAR

(EXCLUDES SALES CHARGES)

--------------------------------------------------------------------------------


 30%
  20
  10
                23.30%     21.09%     12.08%     0.90%
   0
 -10
                                                            -5.21%    -13.22%
 -20

                 1997       1998       1999       2000       2001       2002


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

 During the periods shown in the bar chart, the highest quarterly return was 12.39% (2nd quarter, 1999) and the lowest quarterly return was -9.66% (2nd quarter, 2002)

--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS
FOR PERIODS ENDING 12/31/2002

(INCLUDES SALES CHARGES)


                                                      LIFE OF FUND
                                1 YEAR    5 YEARS   (SINCE 07/22/96)
   Class A Return Before Taxes  -17.99%    1.26%         6.11%
   Class A Return After Taxes
   on Distributions             -18.49%    0.11%         5.01%
   Class A Return After Taxes
   on Distributions and Sale
   of Fund Shares               -11.04%    0.60%         4.59%
   Class B Return Before Taxes  -18.11%    1.33%         6.30%
   Class C Return Before
   Taxes(1)                     -15.55%    1.50%         6.13%
   S&P 500 Index (reflects no
   deduction for fees,
   expenses or taxes)           -22.10%   -0.58%         6.84%(2)
   Lehman Brothers
   Government/Credit Index
   (reflects no deduction for
   fees, expenses or taxes)      11.02%    7.61%         8.25%(2)


INDICES: The S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks. You cannot invest directly in an index. The Lehman Brothers Government/Credit Index is an unmanaged, market-value-weighted index of all debt obligations of the U.S. Treasury and U.S. Government agencies (excluding mortgaged-backed securities) and of all publicly-issued fixed-rate, nonconvertible, investment grade domestic corporate debt. You cannot invest directly in an index.

(1) Class C shares commenced operations on July 31, 1998. Class C share performance prior to July 31, 1998 reflects Class B share performance and operating expenses less Class C share sales charges.

(2) Return is from 7/31/1996 - 12/31/2002.

 4                                                     THE HARTFORD MUTUAL FUNDS

                                                      THE HARTFORD ADVISERS FUND
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                               CLASS A    CLASS B    CLASS C
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge as a percentage of
   offering price (load)                        5.50%      5.00%      2.00%
   Maximum load imposed on purchases as a
   percentage of offering price                 5.50%       None      1.00%
   Maximum deferred sales charge (load) (as a
   percentage of redemption proceeds)            None(1)   5.00%      1.00%
   Exchange fees                                 None       None       None

ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the
   fund's assets)
   Management fees                              0.64%      0.64%      0.64%
   Distribution and service (12b-1) fees        0.30%(2)   1.00%      1.00%
   Other expenses                               0.42%      0.44%      0.33%
   Total annual operating expenses              1.36%(2)   2.08%      1.97%


(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge. See "About Your Account: How Sales Charges are Calculated."


(2) The Rule 12b-1 plan applicable to Class A shares of the fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the board of the fund has currently authorized Rule 12b-1 payments of only up to 0.30%. As a result, the distribution and service (12b-1) fees and total annual operating expenses have been restated to reflect the current maximum 12b-1 fee.


EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:


EXPENSES (WITH REDEMPTION)                     CLASS A    CLASS B    CLASS C
   Year 1                                      $  681     $  711     $  398
   Year 3                                      $  957     $  952     $  712
   Year 5                                      $1,254     $1,319     $1,152
   Year 10                                     $2,095     $2,226     $2,373


You would pay the following expenses if you did not redeem your shares:


EXPENSES (WITHOUT REDEMPTION)                  CLASS A    CLASS B    CLASS C
   Year 1                                      $  681     $  211     $  298
   Year 3                                      $  957     $  652     $  712
   Year 5                                      $1,254     $1,119     $1,152
   Year 10                                     $2,095     $2,226     $2,373


THE HARTFORD MUTUAL FUNDS                                                      5

THE HARTFORD CAPITAL APPRECIATION FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford Capital Appreciation Fund seeks growth of capital.

PRINCIPAL INVESTMENT STRATEGY. The fund seeks its goal by investing primarily in stocks selected on the basis of potential for capital appreciation. The fund normally invests at least 65% of its total assets in common stocks of small, medium and large companies. The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities.

Through fundamental analysis, Wellington Management identifies companies that it believes have substantial near-term capital appreciation potential regardless of company size or industry. This strategy is sometimes referred to as a "stock picking" approach. Small and medium sized companies are selected primarily on the basis of dynamic earnings growth potential. Larger companies are selected primarily based on the expectation of a significant event that Wellington Management believes will trigger an increase in the stock price.

In analyzing a prospective investment, Wellington Management looks at a number of factors, such as business environment, management quality, balance sheet, income statement, anticipated earnings, revenues, dividends and other related measures of value.

--------------------------------------------------------------------------------

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. Because the fund invests in small, medium and large companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Stocks of small or mid-sized companies may be more risky than stocks of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer from isolated business setbacks. You could lose money as a result of your investment.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Wellington Management's investment strategy will influence performance significantly. If Wellington's stock selection strategy doesn't perform as expected, the fund could underperform its peers or lose money.

The fund may trade securities actively, which could increase its transaction costs (thus affecting performance) and may increase your taxable distributions.

 6                                                     THE HARTFORD MUTUAL FUNDS

                                          THE HARTFORD CAPITAL APPRECIATION FUND
--------------------------------------------------------------------------------

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower.

The annual return variability of the fund's Class B and C shares for the periods presented in the bar chart would have been substantially similar to that shown for Class A shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class B and C shares for the periods presented in the bar chart would have been lower than the annual returns shown for the fund's Class A shares because of differences in the expenses borne by each class of shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.

CLASS A TOTAL RETURNS
BY CALENDAR YEAR

(EXCLUDES SALES CHARGES)

--------------------------------------------------------------------------------


 75%
  50
  25
                55.11%     3.26%      66.76%     8.35%
   0
 -25
                                                            -6.74%    -22.86%

                 1997       1998       1999       2000       2001       2002


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

 During the periods shown in the bar chart, the highest quarterly return was 36.81% (4th quarter, 1999) and the lowest quarterly return was -21.94% (3rd quarter, 1998)

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
FOR PERIODS ENDING 12/31/2002

(INCLUDES SALES CHARGES)


                                                      LIFE OF FUND
                                1 YEAR    5 YEARS   (SINCE 07/22/96)
   Class A Return Before Taxes  -27.11%    4.87%        16.75%
   Class A Return After Taxes
   on Distributions             -27.10%    2.94%        14.57%
   Class A Return After Taxes
   on Distributions and Sale
   of Fund Shares               -16.64%    3.25%        13.31%
   Class B Return Before Taxes  -27.28%    4.98%        16.96%
   Class C Return Before
   Taxes(1)                     -25.09%    5.14%        16.81%
   S&P 500 Index (reflects no
   deduction for fees,
   expenses or taxes)           -22.10%   -0.58%         6.84%(2)


INDEX: The S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks. You cannot invest directly in an index.

(1) Class C shares commenced operations on July 31, 1998. Class C share performance prior to July 31, 1998 reflects Class B share performance and operating expenses less Class C share sales charges.

(2) Return is from 7/31/1996 - 12/31/2002.

THE HARTFORD MUTUAL FUNDS                                                      7

                                          THE HARTFORD CAPITAL APPRECIATION FUND
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                               CLASS A    CLASS B    CLASS C
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge as a percentage of
   offering price (load)                        5.50%      5.00%      2.00%
   Maximum load imposed on purchases as a
   percentage of offering price                 5.50%       None      1.00%
   Maximum deferred sales charge (load) (as a
   percentage of redemption proceeds)            None(1)   5.00%      1.00%
   Exchange fees                                 None       None       None

ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the
   fund's assets)
   Management fees                              0.68%      0.68%      0.68%
   Distribution and service (12b-1) fees        0.30%(2)   1.00%      1.00%
   Other expenses                               0.42%      0.46%      0.34%
   Total annual operating expenses              1.40%(2)   2.14%      2.02%


(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge. See "About Your Account: How Sales Charges are Calculated."


(2) The Rule 12b-1 plan applicable to Class A shares of the fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the board of the fund has currently authorized Rule 12b-1 payments of only up to 0.30%. As a result, the distribution and service (12b-1) fees and total annual operating expenses have been restated to reflect the current maximum 12b-1 fee.


EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:


EXPENSES (WITH REDEMPTION)                     CLASS A    CLASS B    CLASS C
   Year 1                                      $  685     $  717     $  403
   Year 3                                      $  969     $  970     $  727
   Year 5                                      $1,274     $1,349     $1,177
   Year 10                                     $2,137     $2,284     $2,425


You would pay the following expenses if you did not redeem your shares:


EXPENSES (WITHOUT REDEMPTION)                  CLASS A    CLASS B    CLASS C
   Year 1                                      $  685     $  217     $  303
   Year 3                                      $  969     $  670     $  727
   Year 5                                      $1,274     $1,149     $1,177
   Year 10                                     $2,137     $2,284     $2,425


 8                                                     THE HARTFORD MUTUAL FUNDS

THE HARTFORD DIVIDEND AND GROWTH FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford Dividend and Growth Fund seeks a high level of current income consistent with growth of capital.

PRINCIPAL INVESTMENT STRATEGY. The fund invests primarily in a diversified portfolio of common stocks that typically have above average income yields and whose prospects for capital appreciation are considered favorable by Wellington Management. Under normal market and economic conditions at least 65% of the fund's total assets are invested in dividend-paying equity securities. The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities. The fund tends to focus on securities of larger, well-established companies with market capitalizations similar to those of companies in the S&P 500 Index. The fund's portfolio is broadly diversified by industry and company. As a key component of its fundamental analysis, Wellington Management evaluates a company's ability to sustain and potentially increase its dividend payments. The fund also favors securities that appear to be undervalued in the marketplace.

Wellington Management uses fundamental analysis to evaluate a security for purchase or sale by the fund. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends and other related measures or indicators of value.

--------------------------------------------------------------------------------

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. You could lose money as a result of your investment.

The fund's focus on large capitalization companies significantly influences its performance. Large capitalization stocks as a group can fall out of favor with the market causing the fund to perform more poorly than funds that focus on medium or small capitalization stocks. Following a value orientation towards investing entails special risks. Overlooked or otherwise undervalued securities entail a significant risk of never attaining their potential value.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Wellington Management's investment strategy will influence performance significantly. If Wellington's stock selection strategy doesn't perform as expected, the fund could underperform its peers or lose money.

THE HARTFORD MUTUAL FUNDS                                                      9

                                           THE HARTFORD DIVIDEND AND GROWTH FUND
--------------------------------------------------------------------------------

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower.

The annual return variability of the fund's Class B and C shares for the periods presented in the bar chart would have been substantially similar to that shown for Class A shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class B and C shares for the periods presented in the bar chart would have been lower than the annual returns shown for the fund's Class A shares because of differences in the expenses borne by each class of shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.

CLASS A TOTAL RETURNS
BY CALENDAR YEAR

(EXCLUDES SALES CHARGES)

--------------------------------------------------------------------------------


 40%
  30
  20
  10
                30.99%     14.47%     4.57%      10.04%
   0
 -10
                                                            -4.57%    -14.19%
 -20

                 1997       1998       1999       2000       2001       2002


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

 During the periods shown in the bar chart, the highest quarterly return was 15.85% (2nd quarter, 1999) and the lowest quarterly return was -18.33% (3rd quarter, 2002)

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
FOR PERIODS ENDING 12/31/2002

(INCLUDES SALES CHARGES)


                                                    LIFE OF
                                                      FUND
                                                     (SINCE
                                1 YEAR    5 YEARS   7/22/96)
   Class A Return Before Taxes  -18.92%    0.38%     6.93%
   Class A Return After Taxes
   on Distributions             -19.12%   -0.38%     6.13%
   Class A Return After Taxes
   on Distributions and Sale
   of Fund Shares               -11.60%    0.14%     5.48%
   Class B Return Before Taxes  -19.04%    0.45%     7.11%
   Class C Return Before
   Taxes(1)                     -16.58%    0.63%     6.97%
   S&P 500 Index (reflects no
   deduction for fees,
   expenses or taxes)           -22.10%   -0.58%     6.84%(2)


INDEX: The S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks. You cannot invest directly in an index.

(1) Class C shares commenced operations on July 31, 1998. Class C share performance prior to July 31, 1998 reflects Class B share performance and operating expenses less Class C share sales charges.

(2) Return is from 7/31/1996 - 12/31/2002.

 10                                                    THE HARTFORD MUTUAL FUNDS

                                           THE HARTFORD DIVIDEND AND GROWTH FUND
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                               CLASS A    CLASS B    CLASS C
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge as a percentage of
   offering price (load)                        5.50%      5.00%      2.00%
   Maximum load imposed on purchases as a
   percentage of offering price                 5.50%       None      1.00%
   Maximum deferred sales charge (load) (as a
   percentage of redemption proceeds)            None(1)   5.00%      1.00%
   Exchange fees                                 None       None       None

ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the
   fund's assets)
   Management fees                              0.69%      0.69%      0.69%
   Distribution and service (12b-1) fees        0.30%(2)   1.00%      1.00%
   Other expenses                               0.42%      0.44%      0.33%
   Total annual operating expenses              1.41%(2)   2.13%      2.02%


(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge. See "About Your Account: How Sales Charges are Calculated."


(2) The Rule 12b-1 plan applicable to Class A shares of the fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the board of the fund has currently authorized Rule 12b-1 payments of only up to 0.30%. As a result, the distribution and service (12b-1) fees and total annual operating expenses have been restated to reflect the current maximum 12b-1 fee.


EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:


EXPENSES (WITH REDEMPTION)                     CLASS A    CLASS B    CLASS C
   Year 1                                      $  686     $  716     $  403
   Year 3                                      $  972     $  967     $  727
   Year 5                                      $1,279     $1,344     $1,177
   Year 10                                     $2,148     $2,279     $2,425


You would pay the following expenses if you did not redeem your shares:


EXPENSES (WITHOUT REDEMPTION)                  CLASS A    CLASS B    CLASS C
   Year 1                                      $  686     $  216     $  303
   Year 3                                      $  972     $  667     $  727
   Year 5                                      $1,279     $1,144     $1,177
   Year 10                                     $2,148     $2,279     $2,425


THE HARTFORD MUTUAL FUNDS                                                     11

THE HARTFORD FOCUS FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL.  The Hartford Focus Fund seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY. The fund invests primarily in equity securities of a relatively small number of large capitalization companies (stocks comprising the S&P 500 Index). The fund will typically hold stocks of 20-40 companies. Individual holdings typically constitute 3-5% of the fund's total assets and may constitute up to 10%. The fund may invest up to 20% of its total assets in the securities of foreign issuers and non-dollar securities.

Wellington Management uses a two phase investment strategy. Using what is sometimes called a "top down" approach, Wellington Management analyzes the general economic and investment environment by evaluating such things as economic conditions, U.S. fiscal and monetary policy, demographic trends and investor sentiment. Through this process Wellington Management tries to anticipate trends and changes in various markets and in the overall economy to identify industries and sectors that will outperform the U.S. economy.

The "top down" analysis is followed by what is often called a "bottom up" approach, which is the use of fundamental analysis to select specific securities from industries and sectors identified in the top down analysis. Fundamental analysis involves the assessment of company-specific factors such as business environment, management quality, balance sheet, income statement, revenues, anticipated earnings and dividends and other related measures or indicators of value.

The key characteristics of companies in which the fund typically invests include:

     -  Accelerating earnings and earnings per share growth

     -  A strong balance sheet combined with a high return on equity

     -  Unrecognized or undervalued assets

     -  A strong management team

     -  A leadership position within an industry

     -  Sustainable or increasing dividends

     -  Positive investor sentiment

The fund will consider selling a security when:

     -  Downside risk equals upside potential

     -  Decreasing trend of earnings growth is exhibited

     -  Excessive valuations are reached

For its most recent fiscal year, the fund's annual portfolio turnover rate exceeded 200%.

--------------------------------------------------------------------------------

MAIN RISKS. As with most equity funds, the value of your investment in the fund may go down in response to overall stock market movements and trends. You could lose money as a result of your investment.

The fund's focus on large capitalization companies significantly influences its performance. Large capitalization stocks as a group can fall out of favor with the market causing the fund to perform more poorly than funds that focus on medium or small capitalization stocks. In addition, because the fund is non-diversified and therefore may take larger positions in individual issuers than other mutual funds, the fund may have greater market fluctuation and price volatility than a fund that maintains a more broadly diversified portfolio. An investment in the fund therefore entails substantial market risk.

Wellington Management's strategy of combining top down and bottom up approaches also has a significant impact on the fund's performance. If the strategy does not produce the desired results, the fund could underperform its peers or lose money. In particular, the fund's success in achieving its goal is highly dependent on Wellington Management's successful reliance on the top down, bottom up strategy and fundamental analysis of the prospects of particular companies. Therefore, an investment in the fund also entails substantial financial risk related to such companies.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax law changes to governmental collapse.

The fund trades securities very actively, which increases its transaction costs (thus affecting performance) and may increase your taxable distributions.

 12                                                    THE HARTFORD MUTUAL FUNDS

                                                         THE HARTFORD FOCUS FUND
--------------------------------------------------------------------------------

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows the fund's total return for the first full calendar year of the fund's operation, while the table shows how the fund's performance for the same time period and since inception compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower.

The annual return variability of the fund's Class B and C shares for the period presented in the bar chart would have been substantially similar to that shown for Class A shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class B and C shares for the period presented in the bar chart would have been lower than the annual return shown for the fund's Class A shares because of differences in the expenses borne by each class of shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.

CLASS A TOTAL RETURN
FOR CALENDAR YEAR 2002

(EXCLUDES SALES CHARGES)

--------------------------------------------------------------------------------

 10%
   0
 -10
                                        -25.40%
 -20
 -30

                                         2002


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

 During the period shown in the bar chart, the highest quarterly return was 13.25% (4th quarter, 2002) and the lowest quarterly return was -19.21% (2nd quarter, 2002)

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
FOR PERIODS ENDING 12/31/2002

(INCLUDES SALES CHARGES)


                                                     LIFE OF FUND
                                          1 YEAR    (SINCE 5/24/01)
   Class A Return Before Taxes            -29.52%       -19.11%
   Class A Return After Taxes on
   Distributions                          -29.50%       -19.20%
   Class A Return After Taxes on
   Distributions and Sale of Fund Shares  -18.11%       -15.15%
   Class B Return Before Taxes            -29.70%       -18.93%
   Class C Return Before Taxes            -27.66%       -17.36%
   S&P 500 Index (reflects no deduction
   for fees, expenses or taxes)           -22.10%       -20.32%(1)


INDEX: The S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks. You cannot invest directly in an index.


(1) Return is from 5/31/2001 - 12/31/2002.


THE HARTFORD MUTUAL FUNDS                                                     13

                                                         THE HARTFORD FOCUS FUND
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                               CLASS A    CLASS B    CLASS C
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) as a
   percentage of offering price                 5.50%      5.00%      2.00%
   Maximum load imposed on purchases as a
   percentage of offering price                 5.50%       None      1.00%
   Maximum deferred sales charge (load) (as a
   percentage of redemption proceeds)            None(1)   5.00%      1.00%
   Exchange fees                                 None       None       None

ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the
   fund's assets)
   Management fees                              1.00%      1.00%      1.00%
   Distribution and service (12b-1) fees        0.30%(2)   1.00%      1.00%
   Other expenses                               0.41%      0.43%      0.34%
   Total annual operating expenses(3)           1.71%(2)   2.43%      2.34%


(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge. See "About Your Account: How Sales Charges are Calculated."


(2) The Rule 12b-1 plan applicable to Class A shares of the fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the board of the fund has currently authorized Rule 12b-1 payments of only up to 0.30%. As a result, the distribution and service (12b-1) fees and total annual operating expenses have been restated to reflect the current maximum 12b-1 fee.


(3) HIFSCO has voluntarily agreed to limit the total operating expenses of the Class A, Class B and Class C shares of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to 1.65%, 2.35% and 2.35%, respectively. This policy may be discontinued at any time.

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:


EXPENSES (WITH REDEMPTION)                     CLASS A    CLASS B    CLASS C
   Year 1                                      $  714     $  746     $  435
   Year 3                                      $1,059     $1,058     $  823
   Year 5                                      $1,427     $1,496     $1,338
   Year 10                                     $2,458     $2,588     $2,749


You would pay the following expenses if you did not redeem your shares:


EXPENSES (WITHOUT REDEMPTION)                  CLASS A    CLASS B    CLASS C
   Year 1                                      $  714     $  246     $  335
   Year 3                                      $1,059     $  758     $  823
   Year 5                                      $1,427     $1,296     $1,338
   Year 10                                     $2,458     $2,588     $2,749


 14                                                    THE HARTFORD MUTUAL FUNDS

THE HARTFORD GLOBAL COMMUNICATIONS FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford Global Communications Fund seeks long-term capital appreciation.


PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 80% of its assets in equity securities of communications-related companies worldwide. The fund takes a broad approach to investing in the communications sector. It may invest in communications-related companies, including companies that: manufacture and distribute communications equipment; companies that provide traditional local and long-distance telephone service and equipment; companies that provide cellular, paging and local and wide area product networks or equipment; companies that provide satellite, microwave and cable television or equipment; and companies developing new communications technologies. The fund will invest in securities of issuers in at least three countries, one of which may be the United States; however the fund has no limit on the amount of assets that must be invested in each country.


The fund's investment process focuses on stock selection through fundamental analysis. Fundamental analysis involves assessment of company-specific factors such as business environment, management quality, balance sheet, income statement, revenues, anticipated earnings and dividends and other related measures and indicators of value. Wellington Management uses its in-depth knowledge of the communications sector to select companies with the following attributes:

     - The current market price of its stock is at the low end of its historical relative valuation range

     - A positive change in operating results is anticipated but not yet reflected in the price of its stock

     -  Unrecognized or undervalued assets

     - Management that demonstrates that it can convert the above factors into shareholder value

The fund will consider selling a security when:

     -  Its target price is achieved

     - Expectations of future earnings/returns of its issuer are reduced due to fundamental changes in the issuer's business prospects

     - Equity securities of other comparable issuers in an industry are available at more attractive prices

The portfolio will be relatively focused both with regard to position size and the industries comprising the communications sector. Although the fund does not invest more than 10% of its total assets in the securities of a single issuer, it often holds relatively large positions in the securities of particular issuers. The fund may invest in securities of companies of any size capitalization. The portfolio will be close to fully invested; cash balances normally will not exceed 10% of total assets.

--------------------------------------------------------------------------------

MAIN RISKS. As with most equity funds, the value of your investment in the fund may go down in response to overall stock market movements and trends. Because the fund may invest in small, medium and large companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Equity securities of small or mid-sized companies may be more risky than those of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer from isolated business setbacks. You could lose money as a result of your investment.


The fund's investments are focused in the industries comprising the communications sector, including telecommunication services and media. This means that the fund may have greater market fluctuation and price volatility than a fund that is not so focused. Financial, business and economic factors affecting the communications sector are likely to have a substantial impact on the fund. Because market conditions, interest rates, economic, regulatory and financial developments are likely to have similar effects on many companies in the sector, they are likely to have a greater impact on a fund of this kind than on a broadly diversified fund. Similarly, because the fund is non-diversified and therefore may take larger positions in individual issuers than other mutual funds, it is subject to greater financial risk than a fund that maintains a more broadly diversified portfolio.


Fierce competition in many industries of the communications sector may cause companies to significantly reduce the prices of their products, which can reduce the companies' profitability. Should this occur throughout the sector, the value of the fund's investment portfolio could decline substantially. In addition, companies in this sector can suffer significant adverse effects from obsolescence of existing equipment, short product cycles and new market entrants. Such effects could reduce such companies' profitability and the market value of their securities. Finally, companies in this

THE HARTFORD MUTUAL FUNDS                                                     15

                                         THE HARTFORD GLOBAL COMMUNICATIONS FUND
--------------------------------------------------------------------------------

sector, particularly telephone operating companies, are often subject to government regulation of rates of return and services that can be offered. Overall, the fund's returns may be more volatile than those of a fund that is not subject to these risk factors.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax law changes to governmental collapse.

Wellington Management's investment strategy will significantly influence the fund's performance. If Wellington's strategy for selecting individual securities does not produce the desired results, the fund could underperform its peers or lose money.

The fund may trade securities actively, which could increase its transaction costs (thus affecting performance) and may increase your taxable distributions.

 16                                                    THE HARTFORD MUTUAL FUNDS

                                         THE HARTFORD GLOBAL COMMUNICATIONS FUND
--------------------------------------------------------------------------------

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower.

The annual return variability of the fund's Class B and C shares for the period presented in the bar chart would have been substantially similar to that shown for Class A shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class B and C shares for the period presented in the bar chart would have been lower than the annual return shown for the fund's Class A shares because of differences in the expenses borne by each class of shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.

CLASS A TOTAL RETURNS
BY CALENDAR YEAR

(EXCLUDES SALES CHARGES)

--------------------------------------------------------------------------------


 20%
  10
   0
 -10
                         -36.53%                        -30.99%
 -20
 -30
 -40

                           2001                           2002


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

 During the period shown in the bar chart, the highest quarterly return was 29.42% (4th quarter, 2002) and the lowest quarterly return was -22.78% (2nd quarter, 2002)

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
FOR PERIODS ENDING 12/31/2002

(INCLUDES SALES CHARGES)


                                                      LIFE OF FUND
                                          1 YEAR    (SINCE 10/31/00)
   Class A Return Before Taxes            -34.79%       -40.49%
   Class A Return After Taxes on
   Distributions                          -34.78%       -40.55%
   Class A Return After Taxes on
   Distributions and Sale of Fund Shares  -25.68%       -30.17%
   Class B Return Before Taxes            -34.87%       -40.18%
   Class C Return Before Taxes            -33.13%       -39.62%
   S&P 500 Index (reflects no deduction
   for fees, expenses or taxes)           -22.10%       -18.86%
   MSCI AC (All Country) World Index
   Free-Telecommunication Services Index
   (reflects no deduction for fees,
   expenses or taxes)                     -30.47%       -31.46%


INDICES: The S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks. You cannot invest directly in an index.

The MSCI AC (All Country) World Index Free-Telecommunication Services Index is a free float-adjusted market capitalization index of developed and emerging market countries that is designed to measure international equity market performance. You cannot invest directly in an index.

THE HARTFORD MUTUAL FUNDS                                                     17

                                         THE HARTFORD GLOBAL COMMUNICATIONS FUND
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                               CLASS A    CLASS B    CLASS C
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge as a percentage of
   offering price (load)                        5.50%      5.00%      2.00%
   Maximum load imposed on purchases as a
   percentage of offering price                 5.50%       None      1.00%
   Maximum deferred sales charge (load) (as a
   percentage of redemption proceeds)            None(1)   5.00%      1.00%
   Exchange fees                                 None       None       None

ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the
   fund's assets)
   Management fees                              1.00%      1.00%      1.00%
   Distribution and service (12b-1) fees        0.30%(2)   1.00%      1.00%
   Other expenses                               0.68%      0.70%      0.57%
   Total annual operating expenses(3)           1.98%(2)   2.70%      2.57%


(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge. See "About Your Account: How Sales Charges are Calculated."


(2) The Rule 12b-1 plan applicable to Class A shares of the fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the board of the fund has currently authorized Rule 12b-1 payments of only up to 0.30%. As a result, the distribution and service (12b-1) fees and total annual operating expenses have been restated to reflect the current maximum 12b-1 fee.


(3) HIFSCO has voluntarily agreed to limit the total operating expenses of the Class A, Class B and Class C shares of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to 1.65%, 2.35% and 2.35%, respectively. This policy may be discontinued at any time.

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:


EXPENSES (WITH REDEMPTION)                     CLASS A    CLASS B    CLASS C
   Year 1                                      $  740     $  773     $  458
   Year 3                                      $1,137     $1,138     $  891
   Year 5                                      $1,559     $1,630     $1,452
   Year 10                                     $2,729     $2,859     $2,976


You would pay the following expenses if you did not redeem your shares:


EXPENSES (WITHOUT REDEMPTION)                  CLASS A    CLASS B    CLASS C
   Year 1                                      $  740     $  273     $  358
   Year 3                                      $1,137     $  838     $  891
   Year 5                                      $1,559     $1,430     $1,452
   Year 10                                     $2,729     $2,859     $2,976


 18                                                    THE HARTFORD MUTUAL FUNDS

THE HARTFORD GLOBAL FINANCIAL SERVICES FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford Global Financial Services Fund seeks long-term capital appreciation.


PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 80% of its assets in equity securities of financial services-related companies worldwide. The fund takes a broad approach to investing in the financial services sector. It may invest in financial services-related companies, including banks, savings and loan associations (and other thrifts), mortgage banking companies, insurance companies, securities brokers, asset management companies, leasing companies and consumer and industrial finance companies. The fund will invest in securities of issuers in at least three countries, one of which may be the United States; however the fund has no limit on the amount of assets that must be invested in each country.


Because the financial services sector requires large pools of accumulated capital and stable economic, legal and political institutions, the vast majority of the world's market value in financial services stocks is located in North America and western Europe. Therefore the fund invests most of its assets in companies located in these two geographical regions. Wellington Management uses its in-depth knowledge of the financial services sector to assess the competitive situation and consolidation dynamics in each region.

The fund's investment process focuses on stock selection through fundamental analysis. Fundamental analysis involves the assessment of company-specific factors such as business environment, management quality, balance sheet, income statement, revenues, anticipated earnings and dividends and other related measures or indicators of value. Wellington Management uses this "bottom-up" approach to identify stocks with favorable risk/reward profiles.

A stock is considered to have a strong risk/reward profile if its issuer exhibits one or more of the following attributes:

     -  Management focuses on rewarding shareholders

     -  Market expectations of future earnings are too low

     - Market value does not reflect the fact that earnings are understated due to conservative accounting

     - Market value does not reflect the true value of the issuer's component businesses and there is some reason to believe that this disparity will not persist

     - It is an outstanding company but the stock is available at an average price because of the market's temporary indifference to quality

     - Its strength in a distinct product or geographic area makes it attractive to potential acquirers

The fund will consider selling a security when:

     -  Its issuer's management no longer appears to promote shareholder value

     -  Market expectations of future earnings are too high

     - It can sell the security of an outstanding company at a significant premium due to the market's temporary overemphasis on quality

     -  Market value exceeds the true value of the issuer's component businesses

     - Market value does not reflect the fact that earnings are overstated due to aggressive accounting

     - Market value does not reflect the risk of potential problems in an important business component

     - Equity securities of other comparable issuers in an industry are available at more attractive prices

The portfolio will be relatively focused both with regard to position size and the industries comprising the financial services sector. Although the fund does not invest more than 10% of its total assets in the securities of a single issuer, it often holds relatively large positions in the securities of particular issuers. The fund may invest in securities of companies of any size capitalization. The portfolio will be close to fully invested; cash balances normally will not exceed 10% of total assets.

--------------------------------------------------------------------------------

MAIN RISKS. As with most equity funds, the value of your investment in the fund may go down in response to overall stock market movements and trends. Because the fund may invest in small, medium and large companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Equity securities of small or mid-sized companies may be more risky than those of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer from isolated business setbacks. You could lose money as a result of your investment.


The fund's investments are focused in the industries comprising the financial services sector, including banks, diversified financials, and insurance. This


THE HARTFORD MUTUAL FUNDS                                                     19

                                     THE HARTFORD GLOBAL FINANCIAL SERVICES FUND
--------------------------------------------------------------------------------


means that the fund may have greater market fluctuation and price volatility than a fund that is not so focused. Financial, business and economic factors affecting the financial services sector are likely to have a substantial impact on the fund. Because market conditions, interest rates, economic, regulatory and financial developments are likely to have similar effects on many companies in the sector, they are likely to have a greater impact on a fund of this kind than on a broadly diversified fund. Similarly, because the fund is non-diversified and therefore may take larger positions in individual issuers than other mutual funds, it is subject to greater financial risk than a fund that maintains a more broadly diversified portfolio.


Each industry of the financial services sector is subject to extensive government regulation which can limit the amounts and types of loans and other financial commitments that companies can make, the interest rates and fees that they can charge and the manner in which they distribute their products. Profitability can be largely dependent on the availability and cost of capital and can fluctuate significantly when interest rates change. Credit losses resulting from financial difficulties of borrowers can negatively affect lending institutions. Insurance companies can be subject to severe price competition. The financial services sector generally is undergoing rapid change as existing distinctions among financial service industries diminish. For example, recent mergers have combined insurance, finance and securities brokerage under single ownership. Likewise, some primarily retail companies have expanded into the securities brokerage and insurance industries.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax law changes to governmental collapse.

Wellington Management's investment strategy will significantly influence the fund's performance. If Wellington's strategy for selecting individual securities does not produce the desired results, the fund could underperform its peers or lose money.

The fund may trade securities actively, which could increase its transaction costs (thus affecting performance) and may increase your taxable distributions.

 20                                                    THE HARTFORD MUTUAL FUNDS

                                     THE HARTFORD GLOBAL FINANCIAL SERVICES FUND
--------------------------------------------------------------------------------

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower.

The annual return variability of the fund's Class B and C shares for the period presented in the bar chart would have been substantially similar to that shown for Class A shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class B and C shares for the period presented in the bar chart would have been lower than the annual return shown for the fund's Class A shares because of differences in the expenses borne by each class of shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.

CLASS A TOTAL RETURNS
BY CALENDAR YEAR

(EXCLUDES SALES CHARGES)

--------------------------------------------------------------------------------


  5%
   0
  -5
                          -6.50%                        -19.37%
 -10
 -15
 -20

                           2001                           2002


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

 During the period shown in the bar chart, the highest quarterly return was 7.53% (2nd quarter, 2001) and the lowest quarterly return was -20.61% (3rd quarter, 2002)

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
FOR PERIODS ENDING 12/31/2002

(INCLUDES SALES CHARGES)


                                                      LIFE OF FUND
                                          1 YEAR    (SINCE 10/31/00)
   Class A Return Before Taxes            -23.82%       -12.05%
   Class A Return After Taxes on
   Distributions                          -23.94%       -12.15%
   Class A Return After Taxes on
   Distributions and Sale of Fund Shares  -14.61%        -9.54%
   Class B Return Before Taxes            -23.90%       -11.60%
   Class C Return Before Taxes            -21.70%       -10.76%
   S&P 500 Index (reflects no deduction
   for fees, expenses or taxes)           -22.10%       -18.86%
   MSCI Finance ex Real Estate Index
   (reflects no deduction for fees,
   expenses or taxes)                      -9.90%        -5.73%


INDICES: The S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks. You cannot invest directly in an index.

The MSCI All Country Sector indices provide thousands of possible index permutations as 49 countries and 76 regions are combined with 10 sectors, 23 industry groups and 59 industries. Specifically, the MSCI Finance ex Real Estate Index includes only companies in both the MSCI Developed Index and in the Banks, Diversified Financials or Insurance industry groups. The constituents of this index will represent 85% of the market capitalization of all companies in these specific countries and industry groups. You cannot invest directly in an index.

THE HARTFORD MUTUAL FUNDS                                                     21

                                     THE HARTFORD GLOBAL FINANCIAL SERVICES FUND
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                               CLASS A    CLASS B    CLASS C
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge as a percentage of
   offering price (load)                        5.50%      5.00%       2.00%
   Maximum load imposed on purchases as a
   percentage of offering price                 5.50%       None       1.00%
   Maximum deferred sales charge (load) (as a
   percentage of redemption proceeds)            None(1)   5.00%       1.00%
   Exchange fees                                 None       None        None

ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the
   fund's assets)
   Management fees                              1.00%      1.00%       1.00%
   Distribution and service (12b-1) fees        0.30%(2)   1.00%       1.00%
   Other expenses                               0.63%      0.68%       0.54%
   Total annual operating expenses(3)           1.93%(2)   2.68%       2.54%


(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge. See "About Your Account: How Sales Charges are Calculated."


(2) The Rule 12b-1 plan applicable to Class A shares of the fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the board of the fund has currently authorized Rule 12b-1 payments of only up to 0.30%. As a result, the distribution and service (12b-1) fees and total annual operating expenses have been restated to reflect the current maximum 12b-1 fee.


(3) HIFSCO has voluntarily agreed to limit the total operating expenses of the Class A, Class B and Class C shares of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to 1.65%, 2.35% and 2.35%, respectively. This policy may be discontinued at any time.

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:


EXPENSES (WITH REDEMPTION)                     CLASS A    CLASS B    CLASS C
   Year 1                                      $  735     $  771     $  455
   Year 3                                      $1,123     $1,132     $  883
   Year 5                                      $1,535     $1,620     $1,437
   Year 10                                     $2,680     $2,831     $2,947


You would pay the following expenses if you did not redeem your shares:


EXPENSES (WITHOUT REDEMPTION)                  CLASS A    CLASS B    CLASS C
   Year 1                                      $  735     $  271     $  355
   Year 3                                      $1,123     $  832     $  883
   Year 5                                      $1,535     $1,420     $1,437
   Year 10                                     $2,680     $2,831     $2,947


 22                                                    THE HARTFORD MUTUAL FUNDS

THE HARTFORD GLOBAL HEALTH FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford Global Health Fund seeks long-term capital appreciation.


PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 80% of its assets in the equity securities of health care-related companies worldwide. The focus of the fund's investment process is stock selection through fundamental analysis. The fund takes a broad approach to investing in the health care sector. It may invest in health-related companies, including companies in the pharmaceuticals, biotechnology, medical delivery, medical products, medical services, managed health care, health information services and emerging health-related subsectors. The fund will invest in securities of issuers in at least three countries, one of which may be the United States; however the fund has no limit on the amount of assets that must be invested in each country.


The fund's approach to investing in the health care sector is based on in-depth understanding of medical science, regulatory developments, reimbursement policy trends and individual company business franchises. The portfolio will seek to exploit favorable macro trends for the health care sector including demographics.

The portfolio will also seek to invest in health care companies that benefit from the trend toward global consolidation, the biotechnology revolution and advances in software, integrated circuits and biocompatible materials. Fundamental research is focused on direct contact with company management, suppliers and competitors.

Investments in the portfolio will be allocated across the major subsectors of the health care sector. Wellington Management may favor certain subsectors at times based upon the relative attractiveness of stocks within these subsectors, near term macroeconomic factors and the availability of such stocks at attractive prices. Some representation is typically maintained in each major subsector of the health care sector.

Stocks considered for purchase in the portfolio typically share the following attributes:

     -  The company's business franchise is temporarily mispriced

     -  The company has under-appreciated new product pipelines

     - The company has opportunities due to changes in reimbursement policy (for example, the privatization of health care services abroad)

     -  The company is a target of opportunity due to industry consolidation

Stocks will be considered for sale from the portfolio when:

     -  Target prices are achieved

     -  Fundamental expectations are not met

     -  A company's prospects become less appealing

Wellington Management seeks companies with attractive entry valuations, defined as those stocks where the price is not already fully exploited by other investors. Accordingly, Wellington Management seeks to be early, not late, in recognizing opportunity.

The portfolio will be relatively focused both with regard to position size and the industries comprising the health care sector. The fund may invest in securities of companies of any size capitalization. The portfolio will be close to fully invested; cash balances normally will not exceed 10% of total assets.

--------------------------------------------------------------------------------

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. Because the fund invests in small, medium and large companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Stocks of small or mid-sized companies may be more risky than stocks of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer from isolated business setbacks. You could lose money as a result of your investment.


The fund's investments are focused in the industries comprising the health care sector, including pharmaceuticals, medical products and health services. This means that the fund may have greater market fluctuation and price volatility than a fund that is not so focused. Financial, business and economic factors may have a greater impact on a fund of this kind than on a broadly diversified fund. Similarly, because the fund is non-diversified and therefore may take larger positions in individual issuers than other mutual funds, it is subject to greater financial risk than a fund that maintains a more broadly diversified portfolio.


Health care products and services are generally subject to government regulation, and changes in laws or regulations could adversely impact the market value of securities and the fund's overall performance. Government regulation could have a significant, adverse impact on the price and availability of a company's products and services.

THE HARTFORD MUTUAL FUNDS                                                     23

                                                 THE HARTFORD GLOBAL HEALTH FUND
--------------------------------------------------------------------------------

Lawsuits and regulatory proceedings which may be brought against the issuers of securities could also adversely impact the market value of securities and the fund's overall performance. Companies in which the fund may invest can be significantly affected by, among other things, patent considerations, intense competition and rapid technological change and obsolescence.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Wellington Management's investment strategy will influence performance significantly. If Wellington's stock selection strategy doesn't perform as expected, the fund could underperform its peers or lose money.

The fund may trade securities actively, which could increase its transaction costs (thus affecting performance) and may increase your taxable distributions.

 24                                                    THE HARTFORD MUTUAL FUNDS

                                                 THE HARTFORD GLOBAL HEALTH FUND
--------------------------------------------------------------------------------

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower.

The annual return variability of the fund's Class B and C shares for the period presented in the bar chart would have been substantially similar to that shown for Class A shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class B and C shares for the period presented in the bar chart would have been lower than the annual return shown for the fund's Class A shares because of differences in the expenses borne by each class of shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.

CLASS A TOTAL RETURNS
BY CALENDAR YEAR

(EXCLUDES SALES CHARGES)

--------------------------------------------------------------------------------


  5%
                          1.47%
   0
  -5
                                                        -17.62%
 -10
 -15
 -20

                           2001                           2002


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

 During the period shown in the bar chart, the highest quarterly return was 11.02% (2nd quarter, 2001) and the lowest quarterly return was -14.88% (3rd quarter, 2002)

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
FOR PERIODS ENDING 12/31/2002

(INCLUDES SALES CHARGES)


                                                      LIFE OF FUND
                                          1 YEAR    (SINCE 05/01/00)
   Class A Return Before Taxes            -22.15%         5.97%
   Class A Return After Taxes on
   Distributions                          -22.69%         4.82%
   Class A Return After Taxes on
   Distributions and Sale of Fund Shares  -13.36%         4.39%
   Class B Return Before Taxes            -22.26%         6.40%
   Class C Return Before Taxes            -20.09%         7.03%
   S&P 500 Index (reflects no deduction
   for fees, expenses or taxes)           -22.10%       -15.94%(1)
   Goldman Sachs Health Care Index
   (reflects no deduction for fees,
   expenses or taxes)                     -21.03%        -4.27%(1)


INDICES: The S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks. You cannot invest directly in an index.
The Goldman Sachs Health Care Index is a modified capitalization-weighted index based on United States headquartered health care companies. Stocks in the index are weighted such that each stock is no more than 7.5% of the market capitalization as of the most recent reconstitution date. The companies included in the index must be common stocks and be traded on the American Stock Exchange, Nasdaq or the New York Stock Exchange and meet certain established market capitalization levels. You cannot invest directly in an index.
(1) Return is from 4/30/2000 - 12/31/2002.

THE HARTFORD MUTUAL FUNDS                                                     25

                                                 THE HARTFORD GLOBAL HEALTH FUND
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                               CLASS A    CLASS B    CLASS C
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge as a percentage of
   offering price (load)                        5.50%      5.00%      2.00%
   Maximum load imposed on purchases as a
   percentage of offering price                 5.50%       None      1.00%
   Maximum deferred sales charge (load) (as a
   percentage of redemption proceeds)            None(1)   5.00%      1.00%
   Exchange fees                                 None       None       None

ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the
   fund's assets)
   Management fees                              1.00%      1.00%      1.00%
   Distribution and service (12b-1) fees        0.30%(2)   1.00%      1.00%
   Other expenses                               0.44%      0.48%      0.35%
   Total annual operating expenses(3)           1.74%(2)   2.48%      2.35%


(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge. See "About Your Account: How Sales Charges are Calculated."


(2) The Rule 12b-1 plan applicable to Class A shares of the fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the board of the fund has currently authorized Rule 12b-1 payments of only up to 0.30%. As a result, the distribution and service (12b-1) fees and total annual operating expenses have been restated to reflect the current maximum 12b-1 fee.


(3) HIFSCO has voluntarily agreed to limit the total operating expenses of the Class A, Class B and Class C shares of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to 1.65%, 2.35% and 2.35%, respectively. This policy may be discontinued at any time.

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:


EXPENSES (WITH REDEMPTION)                     CLASS A    CLASS B    CLASS C
   Year 1                                      $  717     $  751     $  436
   Year 3                                      $1,068     $1,073     $  826
   Year 5                                      $1,442     $1,521     $1,343
   Year 10                                     $2,489     $2,634     $2,759


You would pay the following expenses if you did not redeem your shares:


EXPENSES (WITHOUT REDEMPTION)                  CLASS A    CLASS B    CLASS C
   Year 1                                      $  717     $  251     $  336
   Year 3                                      $1,068     $  773     $  826
   Year 5                                      $1,442     $1,321     $1,343
   Year 10                                     $2,489     $2,634     $2,759


 26                                                    THE HARTFORD MUTUAL FUNDS

THE HARTFORD GLOBAL LEADERS FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL.  The Hartford Global Leaders Fund seeks growth of capital.

PRINCIPAL INVESTMENT STRATEGY. The fund seeks its goal by investing primarily in stocks issued by companies worldwide. The fund invests primarily in a diversified portfolio of common stocks covering a broad range of countries, industries and companies. Securities in which the fund invests are denominated in both U.S. dollars and foreign currencies and may trade in both U.S. and foreign markets.

Under normal market and economic conditions, the fund invests at least 65% of its total assets in common stocks of high-quality growth companies worldwide. These companies must, in the opinion of Wellington Management, be leaders in their respective industries as indicated by an established market presence and strong global, regional or country competitive positions. Under normal market and economic conditions, the fund will diversify its investments in securities of issuers among at least five countries, which may include the United States. There are no limits on the amount of the fund's assets that may be invested in each country. The fund may invest in a broad range of market capitalizations, but tends to focus on large capitalization companies with market capitalizations similar to those of companies in the S&P 500 Index.

The fund uses a two-tiered investment strategy:

     - Using what is sometimes referred to as a "top down" approach, Wellington Management analyzes the global macro-economic and investment environments. This includes an evaluation of U.S. and non-U.S. economic and political conditions, fiscal and monetary policies, demographic trends and investor sentiment. Through top down analysis, Wellington Management anticipates trends and changes in the markets and economy to identify companies which offer significant potential for capital appreciation given current and projected global and local economic and market conditions.

     - Top down analysis is followed by what is sometimes referred to as a "bottom up" approach, which is the use of fundamental analysis to identify specific securities for purchase or sale. Fundamental analysis involves the assessment of a company through such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends and other related measures or indicators of value.

The fund emphasizes high-quality growth companies. The key characteristics of high-quality growth companies include a strong balance sheet, a high return on equity, a strong management team, and attractive relative value within the context of the global marketplace or a security's primary trading market.

For its most recent fiscal year, the fund's annual portfolio turnover rate exceeded 300%.

--------------------------------------------------------------------------------

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. You could lose money as a result of your investment.

If Wellington Management incorrectly assesses a company's prospects for growth, or if its judgment about how other investors will value the company's growth is wrong, then the price of the company's stock may decrease, or it may not increase to the level that Wellington Management had anticipated.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Wellington Management's investment strategy will influence performance significantly. Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on small- or medium-capitalization stocks. If the fund invests in countries or regions that experience economic downturns, performance could suffer. Similarly, if certain investments or industries don't perform as expected, or if Wellington's stock selection strategy doesn't perform as expected, the fund could underperform its peers or lose money.

The fund trades securities very actively, which increases its transaction costs (thus affecting performance) and may increase your taxable distributions.

THE HARTFORD MUTUAL FUNDS                                                     27

                                                THE HARTFORD GLOBAL LEADERS FUND
--------------------------------------------------------------------------------

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower.

The annual return variability of the fund's Class B and C shares for the periods presented in the bar chart would have been substantially similar to that shown for Class A shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class B and C shares for the periods presented in the bar chart would have been lower than the annual returns shown for the fund's Class A shares because of differences in the expenses borne by each class of shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.

CLASS A TOTAL RETURNS
BY CALENDAR YEAR

(EXCLUDES SALES CHARGES)

--------------------------------------------------------------------------------

 50%
  40
  30
  20
  10
                  47.68%
   0
 -10
                                  -7.20%          -17.33%         -20.50%
 -20
 -30

                   1999            2000            2001            2002


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

 During the periods shown in the bar chart, the highest quarterly return was 31.85% (4th quarter, 1999) and the lowest quarterly return was -20.06% (3rd quarter, 2002)

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
FOR PERIODS ENDING 12/31/2002

(INCLUDES SALES CHARGES)


                                                      LIFE OF FUND
                                          1 YEAR    (SINCE 09/30/98)
   Class A Return Before Taxes            -24.85%         2.46%
   Class A Return After Taxes on
   Distributions                          -24.87%         1.98%
   Class A Return After Taxes on
   Distributions and Sale of Fund Shares  -15.27%         1.79%
   Class B Return Before Taxes            -25.02%         2.66%
   Class C Return Before Taxes            -22.77%         2.89%
   Morgan Stanley Capital International
   World Index (reflects no deduction
   for fees, expenses or taxes)           -19.55%        -2.94%


INDEX: The Morgan Stanley Capital International World Index is a broad based unmanaged market capitalization-weighted total return index which measures the performance of 23 developed-country global stock markets, including the United States, Canada, Europe, Australia, New Zealand and the Far East. You cannot invest directly in an index.

 28                                                    THE HARTFORD MUTUAL FUNDS

                                                THE HARTFORD GLOBAL LEADERS FUND
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                               CLASS A    CLASS B    CLASS C
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge as a percentage of
   offering price (load)                        5.50%      5.00%      2.00%
   Maximum load imposed on purchases as a
   percentage of offering price                 5.50%       None      1.00%
   Maximum deferred sales charge (load) (as a
   percentage of redemption proceeds)            None(1)   5.00%      1.00%
   Exchange fees                                 None       None       None

ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the
   fund's assets)
   Management fees                              0.85%      0.85%      0.85%
   Distribution and service (12b-1) fees        0.30%(2)   1.00%      1.00%
   Other expenses                               0.46%      0.48%      0.36%
   Total annual operating expenses(3)           1.61%(2)   2.33%      2.21%


(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge. See "About Your Account: How Sales Charges are Calculated."


(2) The Rule 12b-1 plan applicable to Class A shares of the fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the board of the fund has currently authorized Rule 12b-1 payments of only up to 0.30%. As a result, the distribution and service (12b-1) fees and total annual operating expenses have been restated to reflect the current maximum 12b-1 fee.


(3) HIFSCO has voluntarily agreed to limit the total operating expenses of the Class A, Class B and Class C shares of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to 1.65%, 2.35% and 2.35%, respectively. This policy may be discontinued at any time.

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:


EXPENSES (WITH REDEMPTION)                     CLASS A    CLASS B    CLASS C
   Year 1                                      $  705     $  736     $  422
   Year 3                                      $1,030     $1,027     $  784
   Year 5                                      $1,378     $1,445     $1,273
   Year 10                                     $2,356     $2,486     $2,619


You would pay the following expenses if you did not redeem your shares:


EXPENSES (WITHOUT REDEMPTION)                  CLASS A    CLASS B    CLASS C
   Year 1                                      $  705     $  236     $  322
   Year 3                                      $1,030     $  727     $  784
   Year 5                                      $1,378     $1,245     $1,273
   Year 10                                     $2,356     $2,486     $2,619


THE HARTFORD MUTUAL FUNDS                                                     29

THE HARTFORD GLOBAL TECHNOLOGY FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford Global Technology Fund seeks long-term capital appreciation.


PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 80% of its assets in the equity securities of technology-related companies worldwide. The fund takes a broad approach to investing in the technology sector. It may invest in technology-related companies, including companies in the computer software, computer hardware, semiconductors and equipment, communications equipment, internet, and emerging technology-related subsectors. The fund will invest in securities of issuers in at least three countries, one of which may be the United States; however the fund has no limit on the amount of assets that must be invested in each country.


The focus of the fund's investment process is stock selection through fundamental analysis. The fund's approach to investing in the technology sector is based on analyzing the competitive outlook for various subsectors of the technology sector, identifying those subsectors likely to benefit from the current and expected future environment and identifying individual opportunities.

Wellington Management's evaluation of technology companies rests on its solid knowledge of the overall competitive environment, including supply and demand characteristics, secular trends, existing product evaluations and new product developments within the technology sector. Fundamental research is focused on direct contact with company management, suppliers and competitors.

Subsector allocation within the portfolio reflects Wellington Management's opinion of the relative attractiveness of stocks within the subsectors of the technology sector, near term macroeconomic events that may detract or enhance the subsector's attractiveness and the number of underdeveloped opportunities in each subsector. Opportunities dictate the magnitude and frequency of changes in asset allocation across the major subsectors of the technology sector. Some representation is typically maintained in each major subsector of the technology sector.

Stocks considered for purchase in the portfolio typically share the following attributes:

     -  A positive change in operating results is anticipated

     -  Unrecognized or undervalued capabilities are present

     - The quality of management indicates that these factors will be converted to shareholder value

Stocks will be considered for sale from the portfolio when:

     -  Target prices are achieved

     - Earnings and/or return expectations are reduced due to fundamental changes in the company's operating outlook

     -  More attractive value in a comparable company is available.

The portfolio will be relatively focused both with regard to position size and the industries comprising the technology sector. The fund may invest in securities of companies of any size capitalization. The portfolio will be close to fully invested; cash balances normally will not exceed 10% of total assets.

--------------------------------------------------------------------------------

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. Because the fund invests in small, medium and large companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Stocks of small or mid-sized companies may be more risky than stocks of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer from isolated business setbacks. You could lose money as a result of your investment.


The fund's investments are focused in the industries comprising the technology sector, including computers and computer equipment, software and computer services, electronics, and communication equipment. This means that the fund may have greater market fluctuation and price volatility than a fund that is not so focused. Financial, business and economic factors may have a greater impact on a fund of this kind than on a broadly diversified fund. Similarly, because the fund is non-diversified and therefore may take larger positions in individual issuers than other mutual funds, it is subject to greater financial risk than a fund that maintains a more broadly diversified portfolio.


Competition in the sector may cause technology companies to cut prices significantly, which can adversely affect the profitability of companies that make up the fund's portfolio. In addition, because of rapid technological developments, products or services which are offered by technology companies may become obsolete or may be produced for a relatively short time, which could adversely affect the

 30                                                    THE HARTFORD MUTUAL FUNDS

                                             THE HARTFORD GLOBAL TECHNOLOGY FUND
--------------------------------------------------------------------------------

price of the issuers' securities. This means that the fund's returns may be more volatile than the returns of a fund which is not subject to these risk factors.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Wellington Management's investment strategy will influence performance significantly. If Wellington's stock selection strategy doesn't perform as expected, the fund could underperform its peers or lose money.

The fund may trade securities actively, which could increase its transaction costs (thus affecting performance) and may increase your taxable distributions.

THE HARTFORD MUTUAL FUNDS                                                     31

                                             THE HARTFORD GLOBAL TECHNOLOGY FUND
--------------------------------------------------------------------------------

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower.

The annual return variability of the fund's Class B and C shares for the period presented in the bar chart would have been substantially similar to that shown for Class A shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class B and C shares for the period presented in the bar chart would have been lower than the annual return shown for the fund's Class A shares because of differences in the expenses borne by each class of shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.
CLASS A TOTAL RETURNS
BY CALENDAR YEAR

(EXCLUDES SALES CHARGES)

--------------------------------------------------------------------------------


 20%
  10
   0
 -10
                         -22.63%                        -38.45%
 -20
 -30
 -40

                           2001                           2002


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

 During the period shown in the bar chart, the highest quarterly return was 40.52% (4th quarter, 2001) and the lowest quarterly return was -38.41% (3rd quarter, 2001)

--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS
FOR PERIODS ENDING 12/31/2002

(INCLUDES SALES CHARGES)


                                                      LIFE OF FUND
                                          1 YEAR    (SINCE 05/01/00)
   Class A Return Before Taxes            -41.78%       -37.72%
   Class A Return After Taxes on
   Distributions                          -41.83%       -37.88%
   Class A Return After Taxes on
   Distributions and Sale of Fund Shares  -22.68%       -27.41%
   Class B Return Before Taxes            -41.86%       -37.57%
   Class C Return Before Taxes            -40.53%       -37.09%
   S&P 500 Index (reflects no deduction
   for fees, expenses or taxes)           -22.10%       -15.94%(1)
   Goldman Sachs Technology Composite
   Index (reflects no deduction for
   fees, expenses or taxes)               -30.09%       -37.14%(1)


INDICES: The S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks. You cannot invest directly in an index.

The Goldman Sachs Technology Composite Index is a modified capitalization-weighted index based on United States-headquartered technology companies. Stocks in the index are weighted such that each stock is no more than 8.5% of the market capitalization as of the most recent reconstitution date. The companies included in the index must be common stocks and traded on the American Stock Exchange, Nasdaq or the New York Stock Exchange and meet certain established market capitalization levels. You cannot invest directly in an index.

(1) Return is from 4/30/2000 - 12/31/2002.

 32                                                    THE HARTFORD MUTUAL FUNDS

                                             THE HARTFORD GLOBAL TECHNOLOGY FUND
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                               CLASS A    CLASS B    CLASS C
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge as a percentage of
   offering price (load)                        5.50%      5.00%      2.00%
   Maximum load imposed on purchases as a
   percentage of offering price                 5.50%       None      1.00%
   Maximum deferred sales charge (load) (as a
   percentage of redemption proceeds)            None(1)   5.00%      1.00%
   Exchange fees                                 None       None       None

ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the
   fund's assets)
   Management fees                              1.00%      1.00%      1.00%
   Distribution and service (12b-1) fees        0.30%(2)   1.00%      1.00%
   Other expenses                               0.51%      0.54%      0.39%
   Total annual operating expenses(3)           1.81%(2)   2.54%      2.39%


(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge. See "About Your Account: How Sales Charges are Calculated."


(2) The Rule 12b-1 plan applicable to Class A shares of the fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the board of the fund has currently authorized Rule 12b-1 payments of only up to 0.30%. As a result, the distribution and service (12b-1) fees and total annual operating expenses have been restated to reflect the current maximum 12b-1 fee.


(3) HIFSCO has voluntarily agreed to limit the total operating expenses of the Class A, Class B and Class C shares of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to 1.65%, 2.35% and 2.35%, respectively. This policy may be discontinued at any time.

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:


EXPENSES (WITH REDEMPTION)                     CLASS A    CLASS B    CLASS C
   Year 1                                      $  724     $  757     $  440
   Year 3                                      $1,088     $1,091     $  838
   Year 5                                      $1,476     $1,550     $1,363
   Year 10                                     $2,560     $2,697     $2,799


You would pay the following expenses if you did not redeem your shares:

EXPENSES (WITHOUT REDEMPTION)                  CLASS A    CLASS B    CLASS C
   Year 1                                      $  724     $  257     $  340
   Year 3                                      $1,088     $  791     $  838
   Year 5                                      $1,476     $1,350     $1,363
   Year 10                                     $2,560     $2,697     $2,799

THE HARTFORD MUTUAL FUNDS                                                     33

THE HARTFORD GROWTH AND INCOME FUND

--------------------------------------------------------------------------------


INVESTMENT GOAL. The Hartford Growth and Income Fund seeks growth of capital and current income.



PRINCIPAL INVESTMENT STRATEGY. The fund invests primarily in a diversified portfolio of common stocks that typically have steady or rising dividends and whose prospects for capital appreciation are considered favorable by Wellington Management. The fund may invest in a broad range of market capitalizations, but tends to focus on large capitalization companies with market capitalizations similar to those of companies in the S&P 500 Index. The fund's portfolio is broadly diversified by industry and company. The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities.


Wellington Management uses fundamental analysis to evaluate a security for purchase or sale by the fund. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends and other related measures or indicators of value.

Wellington Management then complements its fundamental research with an internally-developed analytical approach. This analytical approach consists of both valuation and timeliness measures. Valuation factors focus on future dividend growth and cash flow to determine the relative attractiveness of different stocks in different industries. Timeliness focuses on stocks with favorable earnings and stock price momentum to assess the appropriate time for purchase.

--------------------------------------------------------------------------------


MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. You could lose money as a result of your investment.


Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Wellington Management's investment strategy will influence performance significantly. Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on small- or medium-capitalization stocks. Similarly, if Wellington's stock selection strategy doesn't perform as expected, the fund could underperform its peers or lose money.

 34                                                    THE HARTFORD MUTUAL FUNDS

                                             THE HARTFORD GROWTH AND INCOME FUND
--------------------------------------------------------------------------------

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower.

The annual return variability of the fund's Class B and C shares for the periods presented in the bar chart would have been substantially similar to that shown for Class A shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class B and C shares for the periods presented in the bar chart would have been lower than the annual returns shown for the fund's Class A shares because of differences in the expenses borne by each class of shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.

CLASS A TOTAL RETURNS
BY CALENDAR YEAR

(EXCLUDES SALES CHARGES)

--------------------------------------------------------------------------------


 30%
  20
  10
                  20.80%
   0
 -10
                                  -6.49%          -8.50%          -25.11%
 -20
 -30

                   1999            2000            2001            2002


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

 During the periods shown in the bar chart, the highest quarterly return was 15.26% (4th quarter, 1999) and the lowest quarterly return was -16.60% (3rd quarter, 2002)

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
FOR PERIODS ENDING 12/31/2002

(INCLUDES SALES CHARGES)


                                                      LIFE OF FUND
                                          1 YEAR    (SINCE 04/30/98)
   Class A Return Before Taxes            -29.22%        -3.67%
   Class A Return After Taxes on
   Distributions                          -29.23%        -4.07%
   Class A Return After Taxes on
   Distributions and Sale of Fund Shares  -17.95%        -2.97%
   Class B Return Before Taxes            -29.32%        -3.59%
   Class C Return Before Taxes(1)         -27.40%        -3.41%
   S&P 500 Index (reflects no deduction
   for fees, expenses or taxes)           -22.10%        -3.56%


INDEX: The S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks. You cannot invest directly in an index.

(1) Class C shares commenced operations on July 31, 1998. Class C share performance prior to July 31, 1998 reflects Class B share performance and operating expenses less Class C share sales charges.

THE HARTFORD MUTUAL FUNDS                                                     35

                                             THE HARTFORD GROWTH AND INCOME FUND

--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                               CLASS A    CLASS B    CLASS C
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge as a percentage of
   offering price (load)                        5.50%      5.00%      2.00%
   Maximum load imposed on purchases as a
   percentage of offering price                 5.50%       None      1.00%
   Maximum deferred sales charge (load) (as a
   percentage of redemption proceeds)            None(1)   5.00%      1.00%
   Exchange fees                                 None       None       None

ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the
   fund's assets)
   Management fees                              0.80%      0.80%      0.80%
   Distribution and service (12b-1) fees        0.30%(2)   1.00%      1.00%
   Other expenses                               0.42%      0.46%      0.33%
   Total annual operating expenses(3)           1.52%(2)   2.26%      2.13%


(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge. See "About Your Account: How Sales Charges are Calculated."


(2) The Rule 12b-1 plan applicable to Class A shares of the fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the board of the fund has currently authorized Rule 12b-1 payments of only up to 0.30%. As a result, the distribution and service (12b-1) fees and total annual operating expenses have been restated to reflect the current maximum 12b-1 fee.


(3) HIFSCO has voluntarily agreed to limit the total operating expenses of the Class A, Class B and Class C shares of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to 1.45%, 2.15% and 2.15%, respectively. This policy may be discontinued at any time.

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:


EXPENSES (WITH REDEMPTION)                     CLASS A    CLASS B    CLASS C
   Year 1                                      $  696     $  729     $  414
   Year 3                                      $1,004     $1,006     $  760
   Year 5                                      $1,333     $1,410     $1,233
   Year 10                                     $2,263     $2,409     $2,537


You would pay the following expenses if you did not redeem your shares:


EXPENSES (WITHOUT REDEMPTION)                  CLASS A    CLASS B    CLASS C
   Year 1                                      $  696     $  229     $  314
   Year 3                                      $1,004     $  706     $  760
   Year 5                                      $1,333     $1,210     $1,233
   Year 10                                     $2,263     $2,409     $2,537


 36                                                    THE HARTFORD MUTUAL FUNDS

THE HARTFORD GROWTH FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL.  The Hartford Growth Fund seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 65% of its total assets in equity securities of growth companies. The key characteristics of growth companies favored by the fund include a leadership position within the industry, a strong balance sheet, a high return on equity, accelerating earnings, growth in earnings per share, unrecognized or undervalued assets and a strong management team. The fund may invest in companies with a broad range of market capitalizations, but tends to focus on large capitalization companies with market capitalizations similar to those of companies in the S&P 500 Index. The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities.

The fund uses a two-tiered investment strategy:

     - Using what is sometimes referred to as a "top down" approach, Wellington Management analyzes the general economic and investment environment. This includes an evaluation of economic conditions, U.S. fiscal and monetary policy, demographic trends and investor sentiment. Through this top down analysis, Wellington Management anticipates trends and changes in various markets and in the economy overall and identifies industries and sectors that are expected to outperform.

     - Concurrent with top down analysis, Wellington Management utilizes what is sometimes referred to as a "bottom up" approach, which is the use of fundamental analysis to identify specific securities for purchase or sale. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends and other related measures or indicators of value.

--------------------------------------------------------------------------------

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. You could lose money as a result of your investment.

If Wellington Management incorrectly assesses a company's prospects for growth, or if its judgment about how other investors will value the company's growth is wrong, then the price of the company's stock may decrease, or it may not increase to the level that Wellington had anticipated.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Wellington Management's investment strategy will influence performance significantly. Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on small- or medium-capitalization stocks. Similarly, if Wellington's stock selection strategy does not perform as expected, the fund could underperform its peers or lose money.

The fund may trade securities actively, which could increase its transaction costs (thus affecting performance) and may increase your taxable distributions.

THE HARTFORD MUTUAL FUNDS                                                     37

                                                        THE HARTFORD GROWTH FUND
--------------------------------------------------------------------------------

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures in the table do. If sales charges were reflected in the bar chart, returns would have been lower. Because Class A, B and C shares were not offered prior to February 19, 2002, performance history prior to that date is based upon that of the fund's Class L, M and N shares (these classes are not offered in this prospectus), respectively. Returns in the table have been adjusted to reflect the sales charge structure of the Class A, B and C shares. Returns for the fund's Class A, B and C shares would have been substantially similar to those of the fund's Class L, M and N shares because all of the fund's shares are invested in the same portfolio of securities, and would have differed only to the extent that the classes do not have the same expenses. Because expenses for the Class A, B and C shares are higher than for the Class L, M and N shares, respectively, Class A, B and C share returns would have been lower for the periods presented in the bar chart and table.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and would vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. The following information includes the fund's performance when it was managed by a previous investment adviser.
CLASS A TOTAL RETURNS
BY CALENDAR YEAR(1)

(EXCLUDES SALES CHARGES)

--------------------------------------------------------------------------------


 45%
  30
  15
               2.79%    2.53%    21.57%   18.56%   23.80%   29.63%   34.67%
   0
 -15
                                                                              -4.95%  -14.60%  -24.78%
 -30

                1993     1994     1995     1996     1997     1998     1999     2000     2001     2002


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

 During the periods shown in the bar chart, the highest quarterly return was 29.80% (4th quarter, 1999) and the lowest quarterly return was -19.01% (3rd quarter, 2001)

--------------------------------------------------------------------------------

 (1) Class A shares commenced operations on February 19, 2002. Performance prior to that date is that of the fund's Class L shares, which have different operating expenses.

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/2002

(INCLUDES SALES CHARGES)


                                          1 YEAR    5 YEARS   10 YEARS   SINCE INCEPTION
   Class A Return Before Taxes(1)         -28.90%    0.15%     6.60%            N/A
   Class A Return After Taxes on
   Distributions(1)                       -28.91%   -2.77%     3.94%            N/A
   Class A Return After Taxes on
   Distributions and Sale of Fund
   Shares(1)                              -17.75%    0.24%     5.18%            N/A
   Class B Return Before Taxes(1)         -28.95%    0.36%       N/A          6.88%(2)
   Class C Return Before Taxes(1)         -26.96%    0.16%       N/A          6.74%(2)
   Russell 1000 Growth Index (reflects
   no deduction for fees, expenses or
   taxes)                                 -27.88%   -3.84%     6.71%            N/A


INDEX: The Russell 1000 Growth Index is an unmanaged index which measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. (The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which measures the performance of the 3,000 largest U.S. companies based on total market capitalization.) You cannot invest directly in an index.

(1) Class A, B and C shares commenced operations on February 19, 2002. Class A, B and C share performance prior to February 19, 2002 reflects Class L, M and N share performance and operating expenses less Class A, B or C share sales charges, respectively.


(2) Class B and Class C performance information is based on the inception date of Class M and Class N shares, 11/14/94.


 38                                                    THE HARTFORD MUTUAL FUNDS

                                                        THE HARTFORD GROWTH FUND
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                               CLASS A    CLASS B    CLASS C
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge as a percentage of
   offering price (load)                        5.50%      5.00%      2.00%
   Maximum load imposed on purchases as a
   percentage of offering price                 5.50%       None      1.00%
   Maximum deferred sales charge (load) (as a
   percentage of redemption proceeds             None(1)   5.00%      1.00%
   Exchange fees                                 None       None       None

ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the
   fund's assets)
   Management fees                              0.81%      0.81%      0.81%
   Distribution and service (12b-1) fees        0.30%(2)   1.00%      1.00%
   Other expenses                               0.49%      0.51%      0.37%
   Total annual operating expenses(3)           1.60%(2)   2.32%      2.18%


(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge. See "About Your Account: How Sales Charges are Calculated."


(2) The Rule 12b-1 plan applicable to Class A shares of the fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the board of the fund has currently authorized Rule 12b-1 payments of only up to 0.30%. As a result, the distribution and service (12b-1) fees and total annual operating expenses have been restated to reflect the current maximum 12b-1 fee.


(3) HIFSCO has voluntarily agreed to limit the total operating expenses of the Class A, Class B and Class C shares of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to 1.45%, 2.15% and 2.15%, respectively. This policy may be discontinued at any time.

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:


EXPENSES (WITH REDEMPTION)                CLASS A   CLASS B   CLASS C
   Year 1                                 $  704    $  735    $  419
   Year 3                                 $1,027    $1,024    $  775
   Year 5                                 $1,373    $1,440    $1,258
   Year 10                                $2,346    $2,476    $2,588


You would pay the following expenses if you did not redeem your shares:


EXPENSES (WITHOUT REDEMPTION)             CLASS A   CLASS B   CLASS C
   Year 1                                 $  704    $  235    $  319
   Year 3                                 $1,027    $  724    $  775
   Year 5                                 $1,373    $1,240    $1,258
   Year 10                                $2,346    $2,476    $2,588


THE HARTFORD MUTUAL FUNDS                                                     39

THE HARTFORD GROWTH OPPORTUNITIES FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford Growth Opportunities Fund seeks short- and long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests primarily in a diversified portfolio of common stocks covering a broad range of industries, companies and market capitalizations that Wellington Management believes have superior growth potential. The fund may invest up to 20% of its total assets in foreign issuers and non-dollar securities.

Wellington Management uses fundamental analysis to identify high quality growth companies for purchase or sale by the fund. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends and other related measures or indicators of value.

--------------------------------------------------------------------------------

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. Because the fund invests in small, medium and large companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Stocks of small or mid-sized companies may be more risky than stocks of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer from isolated business setbacks. You could lose money as a result of your investment.

If Wellington Management incorrectly assesses a company's prospects for growth, or if its judgment about how other investors will value the company's growth is wrong, then the price of the company's stock may decrease, or it may not increase to the level that Wellington had anticipated.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Wellington Management's investment strategy will influence performance significantly. If Wellington's stock selection strategy does not perform as expected, the fund could underperform its peers or lose money.

The fund may trade securities actively, which could increase its transaction costs (thus affecting performance) and may increase your taxable distributions.

 40                                                    THE HARTFORD MUTUAL FUNDS

                                          THE HARTFORD GROWTH OPPORTUNITIES FUND
--------------------------------------------------------------------------------

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures in the table do. If sales charges were reflected in the bar chart, returns would have been lower. Because Class A, B and C shares were not offered prior to February 19, 2002, performance history prior to that date is based upon that of the fund's Class L, M and N shares (these classes are not offered in this prospectus), respectively. Returns in the table have been adjusted to reflect the sales charge structure of the Class A, B and C shares. Returns for the fund's Class A, B and C shares would have been substantially similar to those of the fund's Class L, M and N shares because all of the fund's shares are invested in the same portfolio of securities, and would have differed only to the extent that the classes do not have the same expenses. Because expenses for the Class A, B and C shares are higher than for the Class L, M and N shares, respectively, Class A, B and C share returns would have been lower for the periods presented in the bar chart and table.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and would vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. The following information includes the fund's performance when it was managed by a previous investment adviser.
CLASS A TOTAL RETURNS BY CALENDAR YEAR(1)

(EXCLUDES SALES CHARGES)

--------------------------------------------------------------------------------


 60%
  45
  30
  15
               10.37%            25.49%   17.18%   13.74%   18.97%   53.67%   3.47%
   0
 -15
                        -8.20%                                                        -24.11%  -28.44%
 -30

                1993     1994     1995     1996     1997     1998     1999     2000     2001     2002


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

 During the periods shown in the bar chart, the highest quarterly return was 43.93% (4th quarter, 1999) and the lowest quarterly return was -23.93% (1st quarter, 2001)

--------------------------------------------------------------------------------

 (1) Class A shares commenced operations on February 19, 2002. Performance prior to that date is that of the fund's Class L shares, which have different operating expenses.

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/2002

(INCLUDES SALES CHARGES)


                                          1 YEAR    5 YEARS   10 YEARS   SINCE INCEPTION
   Class A Return Before Taxes(1)         -32.37%   -0.59%     5.10%            N/A
   Class A Return After Taxes on
   Distributions(1)                       -32.38%   -3.88%     1.66%            N/A
   Class A Return After Taxes on
   Distributions and Sale of Fund
   Shares(1)                              -17.32%   -0.12%     4.13%            N/A
   Class B Return Before Taxes(1)         -32.43%   -0.35%       N/A          6.10%(2)
   Class C Return Before Taxes(1)         -30.63%   -0.59%       N/A          5.96%(2)
   Russell 3000 Growth Index (reflects
   no deduction for fees, expenses or
   taxes)                                 -28.04%   -4.11%     6.30%          7.45%(3)


INDEX: The Russell 3000 Growth Index is an unmanaged index that measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. (The Russell 3000 Index is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization.) You cannot invest directly in an index.

(1) Class A, B and C shares commenced operations on February 19, 2002. Class A, B and C share performance prior to February 19, 2002 reflects Class L, M and N share performance and operating expenses less Class A, B or C share sales charges, respectively.

(2) Class B and Class C performance information is based on the inception date of Class M and Class N shares, 11/14/94.

(3) Return is from 11/30/1994 - 12/31/2002.

THE HARTFORD MUTUAL FUNDS                                                     41

                                          THE HARTFORD GROWTH OPPORTUNITIES FUND
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                               CLASS A    CLASS B    CLASS C
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge as a percentage of
   offering price (load)                        5.50%      5.00%      2.00%
   Maximum load imposed on purchases as a
   percentage of offering price                 5.50%       None      1.00%
   Maximum deferred sales charge (load) (as a
   percentage of redemption proceeds)            None(1)   5.00%      1.00%
   Exchange fees                                 None       None       None

ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the
   fund's assets)
   Management fees                              0.77%      0.77%      0.77%
   Distribution and service (12b-1) fees        0.30%(2)   1.00%      1.00%
   Other expenses                               0.50%      0.53%      0.32%
   Total annual operating expenses(3)           1.57%(2)   2.30%      2.09%


(1) A contingent deferred sales charge of 1.00% may apply only on certain redemptions of Class A shares that were purchased without a front-end sales charge. See "About Your Account: How Sales Charges are Calculated."


(2) The Rule 12b-1 plan applicable to Class A shares of the fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the board of the fund has currently authorized Rule 12b-1 payments of only up to 0.30%. As a result, the distribution and service (12b-1) fees and total annual operating expenses have been restated to reflect the current maximum 12b-1 fee.


(3) HIFSCO has voluntarily agreed to limit the total operating expenses of the Class A, Class B and Class C shares of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to 1.45%, 2.15% and 2.15%, respectively. This policy may be discontinued at any time.

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:


EXPENSES (WITH REDEMPTION)                     CLASS A    CLASS B    CLASS C
   Year 1                                      $  701     $  733     $  410
   Year 3                                      $1,018     $1,018     $  748
   Year 5                                      $1,358     $1,430     $1,212
   Year 10                                     $2,315     $2,453     $2,497


You would pay the following expenses if you did not redeem your shares:


EXPENSES (WITHOUT REDEMPTION)                  CLASS A    CLASS B    CLASS C
   Year 1                                      $  701     $  233     $  310
   Year 3                                      $1,018     $  718     $  748
   Year 5                                      $1,358     $1,230     $1,212
   Year 10                                     $2,315     $2,453     $2,497


 42                                                    THE HARTFORD MUTUAL FUNDS

THE HARTFORD HIGH YIELD FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford High Yield Fund seeks high current income. Growth of capital is a secondary objective.

PRINCIPAL INVESTMENT STRATEGY. The fund normally invests at least 80%, and may invest up to 100%, of its assets in non-investment grade debt securities (securities rated "Ba" or lower by Moody's or "BB" or lower by S&P, or securities which, if unrated, are determined by HIMCO to be of comparable quality). Debt securities rated below investment grade are commonly referred to as "high yield-high risk securities" or "junk bonds". The fund will invest no more than 10% of its total assets in securities rated below "B3" by Moody's or "B-" by S&P, or, if unrated, determined to be of comparable quality by HIMCO. The fund may invest in bonds of any maturity although the fund tends to have an average maturity within the intermediate-term range, which is typically defined as between approximately 5 to 10 years.

The fund may invest up to 15% of its total assets in preferred stocks, convertible securities, and securities carrying warrants to purchase equity securities. The fund will not invest in common stocks directly, but may retain, for reasonable periods of time, common stocks acquired upon conversion of debt securities or upon exercise of warrants acquired with debt securities. The fund may invest up to 30% of its total assets in securities of foreign issuers and up to 10% of its total assets in non-dollar securities.

To achieve its goal of high current income, HIMCO uses what is sometimes referred to as a top-down analysis to determine which industries may benefit from current and future changes in the economy. HIMCO then selects individual securities within selected industries that appear from a yield perspective to be attractive. HIMCO assesses such factors as the company's business environment, balance sheet, income statement, anticipated earnings and management team.

The fund seeks its secondary goal of capital growth, when consistent with its primary objective of high current income, by investing in securities that HIMCO expects to appreciate in value as a result of declines in long-term interest rates or favorable developments affecting the business or prospects of the issuer which may improve the issuer's financial condition and credit rating.

--------------------------------------------------------------------------------

MAIN RISKS. The major factors affecting this fund's performance are interest rate and credit risk. When interest rates rise, bond prices fall; generally the longer a bond's maturity, the more sensitive it is to this risk. You could lose money as a result of your investment.

Credit risk depends largely on the perceived financial health of bond issuers. In general, lower-rated bonds have higher credit risks. High yield bond prices can fall on bad news about the economy, an industry or a company. Share price, yield and total return may fluctuate more than with less aggressive bond funds.

The fund could lose money if any bonds it owns are downgraded in credit rating or go into default. If certain industries or investments don't perform as HIMCO expects, the fund could underperform its peers or lose money.

The fund is subject to income risk, which is the potential for a decline in the fund's income due to falling interest rates.

The fund is subject to the possibility that, under certain circumstances, especially during periods of falling interest rates, a bond issuer will "call" -- or repay -- its bonds before their maturity date. The fund may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

High yield bonds and foreign securities may make the fund more sensitive to market or economic shifts in the U.S. and abroad.

In some circumstances the fund's investments could become harder to value.

THE HARTFORD MUTUAL FUNDS                                                     43

                                                    THE HARTFORD HIGH YIELD FUND
--------------------------------------------------------------------------------

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower.

The annual return variability of the fund's Class B and C shares for the periods presented in the bar chart would have been substantially similar to that shown for Class A shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class B and C shares for the periods presented in the bar chart would have been lower than the annual returns shown for the fund's Class A shares because of differences in the expenses borne by each class of shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.

CLASS A TOTAL RETURNS
BY CALENDAR YEAR

(EXCLUDES SALES CHARGES)

--------------------------------------------------------------------------------


 20%
  10
                   3.47%           0.62%           2.89%
   0
 -10
                                                                  -7.67%
 -20

                   1999            2000            2001            2002


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

 During the periods shown in the bar chart, the highest quarterly return was 7.53% (4th quarter, 2002) and the lowest quarterly return was -5.86% (3rd quarter, 2002)

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
FOR PERIODS ENDING 12/31/2002

(INCLUDES SALES CHARGES)


                                                      LIFE OF FUND
                                          1 YEAR    (SINCE 09/30/98)
   Class A Return Before Taxes            -11.82%        -0.57%
   Class A Return After Taxes on
   Distributions                          -15.21%        -3.86%
   Class A Return After Taxes on
   Distributions and Sale of Fund Shares   -7.26%        -1.97%
   Class B Return Before Taxes            -12.40%        -0.53%
   Class C Return Before Taxes            -10.34%        -0.43%
   Lehman Brothers High Yield Corporate
   Index (reflects no deduction for
   fees, expenses or taxes)                -1.40%        -1.22%



INDEX: The Lehman Brothers High Yield Corporate Index is an unmanaged broad-based market-value-weighted index that tracks the total return performance of non-investment grade, fixed-rate, publicly placed, dollar denominated and nonconvertible debt registered with the Securities and Exchange Commission ("SEC"). You cannot invest directly in an index.


 44                                                    THE HARTFORD MUTUAL FUNDS

                                                    THE HARTFORD HIGH YIELD FUND
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                               CLASS A    CLASS B    CLASS C
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge as a percentage of
   offering price (load)                        4.50%      5.00%      2.00%
   Maximum load imposed on purchases as a
   percentage of offering price                 4.50%       None      1.00%
   Maximum deferred sales charge (load) (as a
   percentage of redemption proceeds)            None(1)   5.00%      1.00%
   Exchange fees                                 None       None       None

ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the
   fund's assets)
   Management fees                              0.75%      0.75%      0.75%
   Distribution and service (12b-1) fees        0.30%(2)   1.00%      1.00%
   Other expenses                               0.45%      0.49%      0.35%
   Total annual operating expenses(3)           1.50%(2)   2.24%      2.10%


(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge. See "About Your Account: How Sales Charges are Calculated."


(2) The Rule 12b-1 plan applicable to Class A shares of the fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the board of the fund has currently authorized Rule 12b-1 payments of only up to 0.30%. As a result, the distribution and service (12b-1) fees and total annual operating expenses have been restated to reflect the current maximum 12b-1 fee.


(3) HIFSCO has voluntarily agreed to limit the total operating expenses of the Class A, Class B and Class C shares of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to 1.40%, 2.10% and 2.10%, respectively. This policy may be discontinued at any time.

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:


EXPENSES (WITH REDEMPTION)                     CLASS A    CLASS B    CLASS C
   Year 1                                      $  596     $  727     $  411
   Year 3                                      $  903     $1,000     $  751
   Year 5                                      $1,232     $1,400     $1,218
   Year 10                                     $2,160     $2,388     $2,507


You would pay the following expenses if you did not redeem your shares:


EXPENSES (WITHOUT REDEMPTION)                  CLASS A    CLASS B    CLASS C
   Year 1                                      $  596     $  227     $  311
   Year 3                                      $  903     $  700     $  751
   Year 5                                      $1,232     $1,200     $1,218
   Year 10                                     $2,160     $2,388     $2,507


THE HARTFORD MUTUAL FUNDS                                                     45

THE HARTFORD INCOME FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford Income Fund seeks to provide a high level of current income. Capital appreciation is a secondary objective.

PRINCIPAL INVESTMENT STRATEGY. The fund seeks its goal through investment in a diversified portfolio consisting predominantly of marketable debt securities. The fund invests, under normal circumstances, at least 60% of its total assets in securities of "investment grade" quality. This means securities that are rated at the time of purchase within the four highest categories assigned by Moody's ("Aaa", "Aa", "A" or "Baa") or S&P ("AAA", "AA", "A" or "BBB") or are unrated securities that are judged by HIMCO to be of comparable quality to securities rated within these four highest categories. The fund may invest up to 40% of its total assets in non-investment grade debt securities (securities rated "Ba" or lower by Moody's or "BB" or lower by S&P, or securities which, if unrated, are determined by HIMCO to be of comparable quality). Debt securities rated below investment grade are commonly referred to as "junk bonds".

The fund may invest up to 25% of its total assets in securities of foreign issuers and non-dollar securities and 10% of its total assets in issues purchased as defaulted securities. The fund may utilize derivatives to manage portfolio risk and to replicate securities the fund could buy that are not currently available in the market.

Bonds in which the fund invests include (1) securities issued or guaranteed as to principal or interest by the U.S. Government, its agencies or instrumentalities; (2) non-convertible debt securities issued or guaranteed by U.S. corporations or other issuers (including foreign issuers); (3) asset-backed and mortgage-related securities, including collateralized mortgage obligations;
(4) securities issued or guaranteed as to principal or interest by a foreign issuer, including supranational entities such as development banks, non-U.S. corporations, banks or bank holding companies, or other foreign issuers; and (5) commercial mortgage-backed securities.

The fund invests at least 65% of its total assets in debt securities with a maturity of at least one year. Although the fund does not have a maximum maturity term restriction, the fund tends to have a dollar-weighted average maturity between approximately 3 to 30 years.

HIMCO uses what is sometimes referred to as a top-down analysis to determine which sectors or industries may benefit or be harmed from current and future changes in the economy. HIMCO then selects individual securities to buy or sell from selected sectors and industries that, from a yield perspective, appear either attractive or unattractive. For individual securities, HIMCO assesses such factors as a company's business environment, balance sheet, income statement, anticipated earnings and management team, and security structure.

The fund may provide capital appreciation if one or more of its holdings increases in market value due to events such as fundamental improvement in business, increased demand for the security or as a benefit due to falling interest rates.

The annual portfolio turnover rate is expected to be greater than 100%.

--------------------------------------------------------------------------------

MAIN RISKS. The major factors affecting this fund's performance are interest rate risk and credit risk. When interest rates rise, bond prices fall; generally, the longer a bond's maturity, the more sensitive it is to this risk. You could lose money as a result of your investment.

Credit risk depends largely on the perceived financial health of bond issuers. In general, lower-rated bonds have higher credit risks. High yield bond prices can fall on bad news about the economy, an industry or a company. The fund could lose money if any bonds it owns are downgraded in credit rating or go into default.

The fund is subject to income risk, which is the potential for a decline in the fund's income due to falling interest rates.

The fund is subject to the possibility that, under certain circumstances, especially during periods of falling interest rates, a bond issuer will "call" -- or repay -- its bonds before their maturity date. The fund may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

High yield bonds and foreign securities may make the fund more sensitive to market or economic shifts in the U.S. and abroad.

Because the fund may invest in mortgage-related and asset-backed securities, it is subject to prepayment risk and extension risk. Similar to call risk, prepayment risk is the risk that falling interest rates could cause faster than expected prepayments of the mortgages and loans underlying the fund's mortgage-related and asset-backed securities. These prepayments pass through to the fund, which must reinvest them at a time when interest rates on new mortgage-related and asset-backed investments are falling, reducing the fund's income. Extension risk is the risk that rising interest rates could cause mortgage and loan prepayments to slow, which could

 46                                                    THE HARTFORD MUTUAL FUNDS

                                                        THE HARTFORD INCOME FUND
--------------------------------------------------------------------------------

increase the interest rate sensitivity of the fund's mortgage-related and asset-backed securities.

Successful use of derivative instruments by the fund, whether for managing portfolio risk or for other investment purposes, depends on the sub-adviser's ability to forecast correctly the direction of market movements. The fund's performance could be worse than if it had not used these instruments if the sub-adviser's judgment proves incorrect. In addition, in the case of utilizing derivatives to manage portfolio risk, even if the sub-adviser's judgment is correct, there may be an imperfect correlation between the price of the derivative instruments and the financial instrument(s) or asset(s) being hedged.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

The fund may trade securities actively, which could increase its transaction costs (thus affecting performance) and may increase your taxable distributions.

THE HARTFORD MUTUAL FUNDS                                                     47

                                                        THE HARTFORD INCOME FUND
--------------------------------------------------------------------------------

PAST PERFORMANCE. Because the fund has been in operation for less than one full calendar year, no performance history has been provided.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                               CLASS A    CLASS B    CLASS C
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge as a percentage of
   offering price (load)                        4.50%      5.00%      2.00%
   Maximum load imposed on purchases as a
   percentage of offering price                 4.50%       None      1.00%
   Maximum deferred sales charge (load) (as a
   percentage of redemption proceeds)            None(1)   5.00%      1.00%
   Exchange fees                                 None       None       None

ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the
   fund's assets)
   Management fees                              0.60%      0.60%      0.60%
   Distribution and service (12b-1) fees        0.30%(2)   1.00%      1.00%
   Other expenses(3)                            0.40%      0.43%      0.33%
   Total annual operating expenses(4)           1.30%      2.03%      1.93%


(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge. See "About Your Account: How Sales Charges are Calculated."


(2) The Rule 12b-1 plan applicable to Class A shares of the fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the board of the fund has currently authorized Rule 12b-1 payments of only up to 0.30%.


(3) Estimated.

(4) HIFSCO has voluntarily agreed to limit the total operating expenses of the Class A, Class B and Class C shares of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to 1.00%, 1.70% and 1.70%, respectively. This policy may be discontinued at any time.

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:


EXPENSES (WITH REDEMPTION)                     CLASS A    CLASS B    CLASS C
   Year 1                                       $576       $706       $394
   Year 3                                       $844       $937       $700


You would pay the following expenses if you did not redeem your shares:


EXPENSES (WITHOUT REDEMPTION)                  CLASS A    CLASS B    CLASS C
   Year 1                                       $576       $206       $294
   Year 3                                       $844       $637       $700


 48                                                    THE HARTFORD MUTUAL FUNDS

THE HARTFORD INFLATION PLUS FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford Inflation Plus Fund seeks a total return that exceeds the rate of inflation over an economic cycle.

PRINCIPAL INVESTMENT STRATEGY. The fund pursues its objective by investing, under normal circumstances, at least 65% of its net assets in inflation-protected debt securities of all types. The fund will invest primarily in U.S. dollar-denominated inflation-protected debt securities issued by the U.S. Treasury, but may also invest in inflation-protected debt securities issued by U.S. Government agencies and instrumentalities other than the U.S. Treasury and by other entities such as corporations and foreign governments. Inflation-protected debt securities are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of inflation-protected debt securities will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to the smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-protected debt securities. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

The fund invests, under normal circumstances, at least 80% of its net assets in securities of "investment grade" quality. This means securities that are rated at the time of purchase within the four highest categories assigned by Moody's ("Aaa", "Aa", "A" or "Baa") or S&P ("AAA", "AA", "A" or "BBB") or are unrated securities that are judged by HIMCO to be of comparable quality to securities rated within these four highest categories. The fund may invest up to 20% of its net assets in non-investment grade debt securities (securities rated "Ba" or lower by Moody's or "BB" or lower by S&P, or securities which, if unrated, are determined by HIMCO to be of comparable quality). Debt securities rated below investment grade are commonly referred to as "junk bonds".

The fund will opportunistically invest up to 35% of its net assets in other sectors, including, but not limited to, nominal treasury securities, corporate bonds, asset-backed securities, mortgage-related securities and commercial mortgage-backed securities. The fund may invest up to 40% of its net assets in securities of foreign issuers and non-dollar securities, including inflation-protected securities of foreign issuers. Such inflation-protected securities of foreign issuers are generally indexed to the inflation rates in their respective economies. The fund may also utilize securities lending arrangements and reverse repurchase transactions. The fund may utilize derivatives to manage portfolio risk and to replicate securities the fund could buy but that are not currently available in the market.

There is no limit on the maturity of debt securities held by the fund or the average maturity of the fund's portfolio.

HIMCO uses what is sometimes referred to as a top-down analysis to determine which sectors may benefit or be harmed from current and future changes in the economy and inflation. HIMCO then selects individual securities to buy or sell from selected issuers that, from a real yield perspective, appear either attractive or unattractive. HIMCO will select issues by assessing such factors as security structure, break even inflation rates, a company's business environment, balance sheet, income statement, anticipated earnings and management team.

The annual portfolio turnover rate is expected to be greater than 100%.

--------------------------------------------------------------------------------

MAIN RISKS. The major factors affecting this fund's performance are interest rate risk and credit risk. When interest rates rise, bond prices fall; generally, the longer a bond's maturity, the more sensitive it is to this risk. You could lose money as a result of your investment.

Credit risk refers to the risk that a security's credit rating could be downgraded, which could affect the value and, potentially, the likelihood of repayment of the fund's securities.

The fund is subject to income risk, which is the potential for a decline in the fund's income due to falling interest rates.

The fund is subject to the possibility that, under certain circumstances, especially during periods of falling interest rates, a bond issuer will "call" -- or repay -- its bonds before their maturity date. The fund may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

Inflation-protected debt securities have a tendency to react to changes in real interest rates. Real interest rates represent nominal (stated) interest rates lowered by the anticipated effect of inflation. In general, the price of an inflation-protected debt security can decrease when real interest rates increase, and can increase when real interest rates decrease. Interest payments on inflation-protected

THE HARTFORD MUTUAL FUNDS                                                     49

                                                THE HARTFORD INFLATION PLUS FUND
--------------------------------------------------------------------------------

debt securities will fluctuate as the principal and/or interest is adjusted for inflation and can be unpredictable. Any increase in the principal amount of an inflation-protected debt security will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

Because the fund may invest in mortgage-related and asset-backed securities, it is subject to prepayment risk and extension risk. Similar to call risk, prepayment risk is the risk that falling interest rates could cause faster than expected prepayments of the mortgages and loans underlying the fund's mortgage-related and asset-backed securities. These prepayments pass through to the fund, which must reinvest them at a time when interest rates on new mortgage-related and asset-backed investments are falling, reducing the fund's income. Extension risk is the risk that rising interest rates could cause mortgage and loan prepayments to slow, which could increase the interest rate sensitivity of the fund's mortgage-related and asset-backed securities.

Because the fund may engage in securities lending arrangements, the fund is subject to the risk that delays or losses could result if a borrower of portfolio securities becomes bankrupt or defaults on its obligation to return the loaned securities.

Reverse repurchase agreements carry the risk that the market value of the securities which the fund is obligated to repurchase may decline below the repurchase price. A reverse repurchase agreement is viewed as collateralized borrowing by the fund. Borrowing magnifies the potential for gain or loss on the portfolio securities of the fund and, therefore, increases the possibility of fluctuation in the fund's net asset value.

Any U.S. government or other guarantees on portfolio securities do not apply to the market value or current yield of the portfolio's securities or to the value of the fund's shares.

Successful use of derivative instruments by the fund, whether for managing portfolio risk or for other investment purposes, depends on the sub-adviser's ability to forecast correctly the direction of market movements. The fund's performance could be worse than if it had not used these instruments if the sub-adviser's judgment proves incorrect. In addition, in the case of utilizing derivatives to manage portfolio risk, even if the sub-adviser's judgment is correct, there may be an imperfect correlation between the price of the derivative instruments and the financial instrument(s) or asset(s) being hedged.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Because the fund is considered non-diversified and may take larger positions in individual issuers than other mutual funds, the fund may have greater market fluctuation and price volatility than a fund that maintains a more broadly diversified portfolio. An investment in the fund therefore entails substantial market risk.

The fund may trade securities actively, which could increase its transaction costs (thus affecting performance) and may increase your taxable distributions.

 50                                                    THE HARTFORD MUTUAL FUNDS

                                                THE HARTFORD INFLATION PLUS FUND
--------------------------------------------------------------------------------

PAST PERFORMANCE. Because the fund has been in operation for less than one full calendar year, no performance history has been provided.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                               CLASS A    CLASS B    CLASS C
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge as a percentage of
   offering price (load)                        4.50%      5.00%      2.00%
   Maximum load imposed on purchases as a
   percentage of offering price                 4.50%       None      1.00%
   Maximum deferred sales charge (load) (as a
   percentage of redemption proceeds)            None(1)   5.00%      1.00%
   Exchange fees                                 None       None       None

ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the
   fund's assets)
   Management fees                              0.60%      0.60%      0.60%
   Distribution and service (12b-1) fees        0.30%(2)   1.00%      1.00%
   Other expenses(3)                            0.40%      0.43%      0.33%
   Total annual operating expenses(4)           1.30%      2.03%      1.93%


(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge. See "About Your Account: How Sales Charges are Calculated."


(2) The Rule 12b-1 plan applicable to Class A shares of the fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the board of the fund has currently authorized Rule 12b-1 payments of only up to 0.30%.


(3) Estimated.

(4) HIFSCO has voluntarily agreed to limit the total operating expenses of the Class A, Class B and Class C shares of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to 1.00%, 1.70% and 1.70%, respectively. This policy may be discontinued at any time.

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:


EXPENSES (WITH REDEMPTION)                     CLASS A    CLASS B    CLASS C
   Year 1                                       $576       $706       $394
   Year 3                                       $844       $937       $700


You would pay the following expenses if you did not redeem your shares:


EXPENSES (WITHOUT REDEMPTION)                  CLASS A    CLASS B    CLASS C
   Year 1                                       $576       $206       $294
   Year 3                                       $844       $637       $700


THE HARTFORD MUTUAL FUNDS                                                     51

THE HARTFORD INTERNATIONAL CAPITAL APPRECIATION FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford International Capital Appreciation Fund seeks capital appreciation.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 65% of its assets in equity securities of foreign issuers, including non-dollar securities. Under normal circumstances, the fund diversifies its investments among at least five countries. Although some consideration is given to ensuring country diversification, allocation of investments among countries is primarily the result of sector and security selection. The fund may invest up to 25% of its total assets in securities of issuers in countries with emerging economies or emerging securities markets.

The fund's investment strategy is to invest in high quality growth companies in various sectors around the world. The fund's investment approach is two-tiered:
"top-down" analysis and "bottom-up" security selection. In a "top down" analysis, economic data is examined to identify sectors and industries that are expected to grow faster than average over the next twelve to eighteen months. In addition, long-term, broad themes are identified that are based on demographic trends, technological changes, and political and social developments around the world. Through "bottom-up" security selection, the portfolio manager identifies high quality, large capitalization and mid capitalization growth companies. Large capitalization companies are defined by the fund as companies with market capitalizations above $10 billion. Mid capitalization companies are defined by the fund as companies with market capitalizations between $2 billion and $10 billion. The key characteristics of high quality growth companies are:

     - strong earnings and revenue growth or the potential for strong earnings and revenue growth

     -  good management teams

     -  strong balance sheets

     - attractive relative valuations within a global or regional market or the security's primary trading market

For its most recent fiscal year, the fund's annual portfolio turnover rate exceeded 300%.

--------------------------------------------------------------------------------

MAIN RISKS. As with most equity funds, the value of your investment in the fund may go down in response to overall stock market movements and trends. You could lose money as a result of your investment.

The fund's focus on large capitalization and mid-capitalization growth companies significantly influences its performance. Large and mid-capitalization stocks as a group can fall out of favor with the market causing the fund to perform more poorly than funds that focus on small capitalization stocks. If Wellington Management incorrectly assesses a company's prospects for growth, or if its judgment about how other investors will value the company's growth is wrong, then the price of the company's stock may decrease, or it may not increase to the level that Wellington Management had anticipated. An investment in the fund entails substantial market risk.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax law changes to governmental collapse. The foregoing risks are even greater with respect to securities of issuers in countries with emerging economies or emerging securities markets.

Wellington Management's strategy of combining top down and bottom up approaches also has a significant impact on the fund's performance. If the strategy does not produce the desired results, the fund could underperform its peers or lose money. In particular, the fund's success in achieving its goal is highly dependent on Wellington Management's successful reliance on fundamental analysis of the prospects of particular companies. Therefore, an investment in the fund also entails significant financial risk related to such companies.

The fund trades securities very actively, which increases its transaction costs (thus affecting performance) and may increase your taxable distributions.

 52                                                    THE HARTFORD MUTUAL FUNDS

                            THE HARTFORD INTERNATIONAL CAPITAL APPRECIATION FUND
--------------------------------------------------------------------------------

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows the fund's total return for the first full calendar year of the fund's operation, while the table shows how the fund's performance for the same time period and since inception compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower.

The annual return variability of the fund's Class B and C shares for the period presented in the bar chart would have been substantially similar to that shown for Class A shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class B and C shares for the period presented in the bar chart would have been lower than the annual return shown for the fund's Class A shares because of differences in the expenses borne by each class of shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.

CLASS A TOTAL RETURN
FOR CALENDAR YEAR 2002

(EXCLUDES SALES CHARGES)

--------------------------------------------------------------------------------

 10%
   0
 -10
                                        -18.76%
 -20

                                         2002


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

 During the period shown in the bar chart, the highest quarterly return was 7.43% (4th quarter, 2002) and the lowest quarterly return was -21.90% (3rd quarter, 2002)

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
FOR PERIODS ENDING 12/31/2002

(INCLUDES SALES CHARGES)


                                                     LIFE OF FUND
                                          1 YEAR    (SINCE 4/30/01)
   Class A Return Before Taxes            -23.20%       -22.60%
   Class A Return After Taxes on
   Distributions                          -23.31%       -22.70%
   Class A Return After Taxes on
   Distributions and Sale of Fund Shares  -14.31%       -17.83%
   Class B Return Before Taxes            -23.33%       -22.40%
   Class C Return Before Taxes            -21.20%       -20.95%
   MSCI EAFE Index (reflects no
   deduction for fees, expenses or
   taxes)                                 -15.64%       -17.89%



INDEX: The Morgan Stanley Capital International Europe, Australasia and Far East Index ("MSCI EAFE Index") is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. and Canada. You cannot invest directly in an index.


THE HARTFORD MUTUAL FUNDS                                                     53

                            THE HARTFORD INTERNATIONAL CAPITAL APPRECIATION FUND
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                               CLASS A    CLASS B    CLASS C
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge as a percentage of
   offering price (load)                        5.50%      5.00%      2.00%
   Maximum load imposed on purchases as a
   percentage of offering price                 5.50%       None      1.00%
   Maximum deferred sales charge (load) (as a
   percentage of redemption proceeds)            None(1)   5.00%      1.00%
   Exchange fees                                 None       None       None

ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the
   fund's assets)
   Management fees                              1.00%      1.00%      1.00%
   Distribution and service (12b-1) fees        0.30%(2)   1.00%      1.00%
   Other expenses                               1.63%      1.69%      1.55%
   Total annual operating expenses(3)           2.93%(2)   3.69%      3.55%


(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge. See "About Your Account: How Sales Charges are Calculated."


(2) The Rule 12b-1 plan applicable to Class A shares of the fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the board of the fund has currently authorized Rule 12b-1 payments of only up to 0.30%. As a result, the distribution and service (12b-1) fees and total annual operating expenses have been restated to reflect the current maximum 12b-1 fee.


(3) HIFSCO has voluntarily agreed to limit the total operating expenses of the Class A, Class B and Class C shares of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to 1.65%, 2.35% and 2.35%, respectively. This policy may be discontinued at any time.

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:


EXPENSES (WITH REDEMPTION)                     CLASS A    CLASS B    CLASS C
   Year 1                                      $  830     $  871     $  554
   Year 3                                      $1,407     $1,429     $1,177
   Year 5                                      $2,008     $2,106     $1,922
   Year 10                                     $3,623     $3,775     $3,880


You would pay the following expenses if you did not redeem your shares:


EXPENSES (WITHOUT REDEMPTION)                  CLASS A    CLASS B    CLASS C
   Year 1                                      $  830     $  371     $  454
   Year 3                                      $1,407     $1,129     $1,177
   Year 5                                      $2,008     $1,906     $1,922
   Year 10                                     $3,623     $3,775     $3,880


 54                                                    THE HARTFORD MUTUAL FUNDS

THE HARTFORD INTERNATIONAL OPPORTUNITIES FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford International Opportunities Fund seeks growth of capital.

PRINCIPAL INVESTMENT STRATEGY. The fund normally invests at least 65% of its assets in stocks issued by non-U.S. companies which trade in foreign markets that are generally considered to be well established. Under normal market conditions the fund diversifies its investments among at least three countries other than the United States. The securities in which the fund invests are denominated in both U.S. dollars and foreign currencies and generally are traded in foreign markets.

Wellington Management uses a three-pronged investment strategy:

     - Wellington Management determines the relative attractiveness of the many countries in which the fund may invest based upon its analysis of the economic and political environment of each country.

     - Wellington Management also evaluates industries on a global basis to determine which industries offer the most potential for capital appreciation given current and projected global and local economic and market conditions.

     - Wellington Management conducts fundamental research on individual companies to identify securities for purchase or sale. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of value.

In analyzing companies for investment, Wellington Management considers companies for inclusion in the fund's portfolio that are typically established, high-quality companies that operate in established markets. Characteristics of high-quality companies include a strong balance sheet, attractive industry trends, strong competitive advantages and attractive relative value within the context of a security's primary trading market. The fund may invest in securities of companies of any size capitalization.

--------------------------------------------------------------------------------

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. You could lose money as a result of your investment.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Wellington Management's investment strategy will influence performance significantly. If the fund invests in countries or regions that experience economic downturns, performance could suffer. Similarly, if certain investments or industries don't perform as expected, or if Wellington's stock selection strategy doesn't perform as expected, the fund could underperform its peers or lose money.

The fund may trade securities actively, which could increase its transaction costs (thus affecting performance) and may increase your taxable distributions.

THE HARTFORD MUTUAL FUNDS                                                     55

                                   THE HARTFORD INTERNATIONAL OPPORTUNITIES FUND
--------------------------------------------------------------------------------

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower.

The annual return variability of the fund's Class B and C shares for the periods presented in the bar chart would have been substantially similar to that shown for Class A shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class B and C shares for the periods presented in the bar chart would have been lower than the annual returns shown for the fund's Class A shares because of differences in the expenses borne by each class of shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.
CLASS A TOTAL RETURNS
BY CALENDAR YEAR

(EXCLUDES SALES CHARGES)

--------------------------------------------------------------------------------

 40%
  30
  20
  10
                0.84%      12.53%     39.13%
   0
 -10
                                                -15.52%    -18.74%    -20.20%
 -20
 -30

                 1997       1998       1999       2000       2001       2002


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

 During the periods shown in the bar chart, the highest quarterly return was 22.28% (4th quarter, 1999) and the lowest quarterly return was -22.43% (3rd quarter, 2002)

--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS
FOR PERIODS ENDING 12/31/2002

(INCLUDES SALES CHARGES)


                                                     LIFE OF
                                                      FUND
                                                     (SINCE
                                1 YEAR    5 YEARS   07/22/96)
   Class A Return Before Taxes  -24.55%   -4.12%     -1.90%
   Class A Return After Taxes
   on Distributions             -24.59%   -4.79%     -2.62%
   Class A Return After Taxes
   on Distributions and Sale
   of Fund Shares               -15.10%   -3.26%     -1.60%
   Class B Return Before Taxes  -24.74%   -4.08%     -1.75%
   Class C Return Before
   Taxes(1)                     -22.58%   -3.94%     -1.92%
   MSCI AC World Free ex US
   Index (reflects no
   deduction for fees,
   expenses or taxes)           -14.67%   -2.66%     -1.57%(2)



INDEX: The Morgan Stanley Capital International All Country World Free ex US ("MSCI AC World Free ex US") Index is a broad-based, unmanaged, market capitalization weighted, total return index that measures the performance of both developed and emerging stock markets, excluding the U.S. The index is calculated to exclude companies and share classes which cannot be freely purchased by foreigners. You cannot invest directly in an index.


(1) Class C shares commenced operations on July 31, 1998. Class C share performance prior to July 31, 1998 reflects Class B share performance and operating expenses less Class C share sales charges.

(2) Return is from 7/31/1996 - 12/31/2002.

 56                                                    THE HARTFORD MUTUAL FUNDS

                                   THE HARTFORD INTERNATIONAL OPPORTUNITIES FUND
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                               CLASS A    CLASS B    CLASS C
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge as a percentage of
   offering price (load)                        5.50%      5.00%      2.00%
   Maximum load imposed on purchases as a
   percentage of offering price                 5.50%       None      1.00%
   Maximum deferred sales charge (load) (as a
   percentage of redemption proceeds)            None(1)   5.00%      1.00%
   Exchange fees                                 None       None       None

ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the
   fund's assets)
   Management fees                              0.85%      0.85%      0.85%
   Distribution and service (12b-1) fees        0.30%(2)   1.00%      1.00%
   Other expenses                               0.62%      0.65%      0.55%
   Total annual operating expenses(3)           1.77%(2)   2.50%      2.40%


(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge. See "About Your Account: How Sales Charges are Calculated."


(2) The Rule 12b-1 plan applicable to Class A shares of the fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the board of the fund has currently authorized Rule 12b-1 payments of only up to 0.30%. As a result, the distribution and service (12b-1) fees and total annual operating expenses have been restated to reflect the current maximum 12b-1 fee.


(3) HIFSCO has voluntarily agreed to limit the total operating expenses of the Class A, Class B and Class C shares of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to 1.65%, 2.35% and 2.35%, respectively. This policy may be discontinued at any time.

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:


EXPENSES (WITH REDEMPTION)                     CLASS A    CLASS B    CLASS C
   Year 1                                      $  720     $  753     $  441
   Year 3                                      $1,077     $1,079     $  841
   Year 5                                      $1,457     $1,531     $1,368
   Year 10                                     $2,519     $2,657     $2,809


You would pay the following expenses if you did not redeem your shares:


EXPENSES (WITHOUT REDEMPTION)                  CLASS A    CLASS B    CLASS C
   Year 1                                      $  720     $  253     $  341
   Year 3                                      $1,077     $  779     $  841
   Year 5                                      $1,457     $1,331     $1,368
   Year 10                                     $2,519     $2,657     $2,809


THE HARTFORD MUTUAL FUNDS                                                     57

THE HARTFORD INTERNATIONAL SMALL COMPANY FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford International Small Company Fund seeks capital appreciation.


PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 80% of its assets in equity securities of foreign issuers, including non-dollar securities, with market capitalizations of under $8 billion. Under normal circumstances, the fund diversifies its investments among at least ten countries. The fund may invest up to 15% of its total assets in securities of issuers in countries with emerging economies or emerging securities markets.


The fund's investment approach is to invest in equity securities of foreign issuers that Wellington Management believes have significant potential for capital appreciation. Wellington Management uses its proprietary global research capabilities to identify stocks for the portfolio. Wellington Management takes a local-regional approach to research and stock selection using a number of different sources to identify purchase candidates including the firm's proprietary research, quantitative screens, and company and local referrals. The sources used depend greatly on the region and industry. Long-term investment themes based on general economic factors, along with cost of capital and liquidity forecasts, are important in targeting research efforts.

A candidate for purchase in the portfolio is subjected to extensive fundamental analysis to include review of the following factors:

     -  a well-articulated business plan

     -  experienced management

     -  a sustainable competitive advantage

     -  strong financial characteristics

In addition, valuation analysis, including relevant industry valuations, is used to compare the results to a global and local peer group of companies. Candidate companies that compare favorably with the fundamentals, growth and valuation characteristics of peers are strong candidates for the portfolio. In implementing purchase decisions, consideration is given to size, liquidity and volatility. Sell decisions are based on changing fundamentals or valuations, or on finding better opportunities for the portfolio. Industry weights are likely to favor sectors in which smaller companies have long-term competitive advantages or are expected to benefit from extended growth opportunities.

--------------------------------------------------------------------------------

MAIN RISKS. As with most equity funds, the value of your investment may go down in response to overall stock market movements and trends. Because the fund invests in small companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Small company stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks. Stocks of smaller companies may be more risky than stocks of larger companies. Many of these companies are young and have limited operating or business history. Because these businesses frequently rely on narrow product lines and niche markets, they can suffer severely from isolated business setbacks. You could lose money as a result of your investment.


Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse. The foregoing risks are even greater with respect to securities of issuers in countries with emerging economies or emerging securities markets.


Wellington Management's investment strategy will significantly influence the fund's performance. If Wellington's strategy for selecting individual securities does not produce the desired results, the fund could underperform its peers or lose money.


The fund may trade securities actively, which could increase its transaction costs (thus affecting performance) and may increase your taxable distributions.


 58                                                    THE HARTFORD MUTUAL FUNDS

                                   THE HARTFORD INTERNATIONAL SMALL COMPANY FUND
--------------------------------------------------------------------------------

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows the fund's total return for the first full calendar year of the fund's operation, while the table shows how the fund's performance for the same time period and since inception compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower.

The annual return variability of the fund's Class B and C shares for the period presented in the bar chart would have been substantially similar to that shown for Class A shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class B and C shares for the period presented in the bar chart would have been lower than the annual return shown for the fund's Class A shares because of differences in the expenses borne by each class of shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.

CLASS A TOTAL RETURN
FOR CALENDAR YEAR 2002

(EXCLUDES SALES CHARGES)

--------------------------------------------------------------------------------

 10%
   5
   0
  -5
                                        -4.38%

                                         2002


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

 During the period shown in the bar chart, the highest quarterly return was 6.34% (4th quarter, 2002) and the lowest quarterly return was -17.59% (3rd quarter, 2002)

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
FOR PERIODS ENDING 12/31/2002

(INCLUDES SALES CHARGES)


                                                    LIFE OF FUND
                                          1 YEAR   (SINCE 4/30/01)
   Class A Return Before Taxes            -9.68%       -10.35%
   Class A Return After Taxes on
   Distributions                          -9.71%       -10.42%
   Class A Return After Taxes on
   Distributions and Sale of Fund Shares  -5.92%        -8.26%
   Class B Return Before Taxes            -9.44%        -9.73%
   Class C Return Before Taxes            -6.96%        -8.42%
   Salomon Smith Barney Broad Market
   Index <$2 billion Euro-Pacific
   (reflects no deduction for fees,
   expenses or taxes)                     -7.31%       -11.73%


INDEX: The Salomon Smith Barney Broad Market Index <$2 billion Euro-Pacific is a free float-adjusted market capitalization index that includes only those companies with a market cap between $100 million and $2 billion, representing roughly the bottom 20% of the world equity market by size. You cannot invest directly in an index.

THE HARTFORD MUTUAL FUNDS                                                     59

                                   THE HARTFORD INTERNATIONAL SMALL COMPANY FUND
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                               CLASS A    CLASS B    CLASS C
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge as a percentage of
   offering price (load)                        5.50%      5.00%      2.00%
   Maximum load imposed on purchases as a
   percentage of offering price                 5.50%       None      1.00%
   Maximum deferred sales charge (load) (as a
   percentage of redemption proceeds)            None(1)   5.00%      1.00%
   Exchange fees                                 None       None       None

ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the
   fund's assets)
   Management fees                              1.00%      1.00%      1.00%
   Distribution and service (12b-1) fees        0.30%(2)   1.00%      1.00%
   Other expenses                               1.74%      1.81%      1.53%
   Total annual operating expenses(3)           3.04%(2)   3.81%      3.53%


(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge. See "About Your Account: How Sales Charges are Calculated."


(2) The Rule 12b-1 plan applicable to Class A shares of the fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the board of the fund has currently authorized Rule 12b-1 payments of only up to 0.30%. As a result, the distribution and service (12b-1) fees and total annual operating expenses have been restated to reflect the current maximum 12b-1 fee.


(3) HIFSCO has voluntarily agreed to limit the total operating expenses of the Class A, Class B and Class C shares of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to 1.65%, 2.35% and 2.35%, respectively. This policy may be discontinued at any time.

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:


EXPENSES (WITH REDEMPTION)                     CLASS A    CLASS B    CLASS C
   Year 1                                      $  840     $  883     $  552
   Year 3                                      $1,437     $1,464     $1,172
   Year 5                                      $2,058     $2,162     $1,913
   Year 10                                     $3,721     $3,878     $3,863


You would pay the following expenses if you did not redeem your shares:


EXPENSES (WITHOUT REDEMPTION)                  CLASS A    CLASS B    CLASS C
   Year 1                                      $  840     $  383     $  452
   Year 3                                      $1,437     $1,164     $1,172
   Year 5                                      $2,058     $1,962     $1,913
   Year 10                                     $3,721     $3,878     $3,863


 60                                                    THE HARTFORD MUTUAL FUNDS

THE HARTFORD MIDCAP FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL.  The Hartford MidCap Fund seeks long-term growth of capital.


PRINCIPAL INVESTMENT STRATEGY. The fund seeks its goal by investing primarily in stocks selected on the basis of potential for capital appreciation. Under normal circumstances, the fund invests at least 80% of its assets in common stocks of mid capitalization companies. The fund defines mid capitalization companies as companies with market capitalizations within the collective range of the Russell Midcap and S&P MidCap 400 Indices. As of December 31, 2002 this range was between approximately $132 million and $13.2 billion. The fund favors high-quality companies. The key characteristics of high-quality companies include a leadership position within an industry, a strong balance sheet, a high return on equity, and a strong management team. The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities.


The fund uses a two-tiered investment strategy:

     - Using what is sometimes referred to as a "top down" approach, Wellington Management analyzes the general economic and investment environment. This includes an evaluation of economic conditions, U.S. fiscal and monetary policy, and demographic trends. Through top down analysis, Wellington Management anticipates trends and changes in markets and the economy overall and identifies industries and sectors that are expected to outperform.

     - Top down analysis is followed by what is sometimes referred to as a "bottom up" approach, which is the use of fundamental analysis to identify specific securities for purchase or sale. Fundamental analysis involves the assessment of a company through such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends and other related measures or indicators of value.

--------------------------------------------------------------------------------

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. Because the fund invests in mid-sized companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Stocks of mid-sized companies may be more risky than stocks of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer from isolated business setbacks. Mid-sized company stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks. You could lose money as a result of your investment.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Wellington Management's investment strategy will influence performance significantly. If Wellington's stock selection strategy doesn't perform as expected, the fund could underperform its peers or lose money.

The fund may trade securities actively, which could increase its transaction costs (thus affecting performance) and may increase your taxable distributions.

THE HARTFORD MUTUAL FUNDS                                                     61

                                                        THE HARTFORD MIDCAP FUND
--------------------------------------------------------------------------------

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower.

The annual return variability of the fund's Class B and C shares for the periods presented in the bar chart would have been substantially similar to that shown for Class A shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class B and C shares for the periods presented in the bar chart would have been lower than the annual returns shown for the fund's Class A shares because of differences in the expenses borne by each class of shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.

CLASS A TOTAL RETURNS
BY CALENDAR YEAR

(EXCLUDES SALES CHARGES)

--------------------------------------------------------------------------------

 60%
  50
  40
  30
  20
  10
                 23.12%       50.17%       24.86%
   0
 -10
                                                        -4.65%      -15.01%
 -20

                  1998         1999         2000         2001         2002


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

 During the periods shown in the bar chart, the highest quarterly return was 29.78% (4th quarter, 1999) and the lowest quarterly return was -18.47% (3rd quarter, 2002)

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
FOR PERIODS ENDING 12/31/2002

(INCLUDES SALES CHARGES)


                                                      LIFE OF FUND
                                1 YEAR    5 YEARS   (SINCE 12/31/97)
   Class A Return Before Taxes  -19.70%   12.07%         12.05%
   Class A Return After Taxes
   on Distributions             -19.69%   10.71%         10.68%
   Class A Return After Taxes
   on Distributions and Sale
   of Fund Shares               -12.09%    9.44%          9.41%
   Class B Return Before Taxes  -19.83%   12.30%         12.40%
   Class C Return Before
   Taxes(1)                     -17.44%   12.36%         12.34%
   S&P MidCap 400 Index
   (reflects no deduction for
   fees, expenses or taxes)     -14.51%    6.41%          6.56%


INDEX: The S&P MidCap 400 Index is an unmanaged index of common stocks of companies chosen by S&P designed to represent price movements in the midcap U.S. equity market. You cannot invest directly in an index.

(1) Class C shares commenced operations on July 31, 1998. Class C share performance prior to July 31, 1998 reflects Class B share performance and operating expenses less Class C share sales charges.

 62                                                    THE HARTFORD MUTUAL FUNDS

                                                        THE HARTFORD MIDCAP FUND
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                               CLASS A    CLASS B    CLASS C
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge as a percentage of
   offering price (load)                        5.50%      5.00%      2.00%
   Maximum load imposed on purchases as a
   percentage of offering price                 5.50%       None      1.00%
   Maximum deferred sales charge (load) (as a
   percentage of redemption proceeds)            None(1)   5.00%      1.00%
   Exchange fees                                 None       None       None

ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the
   fund's assets)
   Management fees                              0.78%      0.78%      0.78%
   Distribution and service (12b-1) fees        0.30%(2)   1.00%      1.00%
   Other expenses                               0.43%      0.46%      0.34%
   Total annual operating expenses              1.51%(2)   2.24%      2.12%


(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge. See "About Your Account: How Sales Charges are Calculated."


(2) The Rule 12b-1 plan applicable to Class A shares of the fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the board of the fund has currently authorized Rule 12b-1 payments of only up to 0.30%. As a result, the distribution and service (12b-1) fees and total annual operating expenses have been restated to reflect the current maximum 12b-1 fee.


EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:


EXPENSES (WITH REDEMPTION)                     CLASS A    CLASS B    CLASS C
   Year 1                                      $  695     $  727     $  413
   Year 3                                      $1,001     $1,000     $  757
   Year 5                                      $1,328     $1,400     $1,228
   Year 10                                     $2,252     $2,391     $2,527


You would pay the following expenses if you did not redeem your shares:


EXPENSES (WITHOUT REDEMPTION)                  CLASS A    CLASS B    CLASS C
   Year 1                                      $  695     $  227     $  313
   Year 3                                      $1,001     $  700     $  757
   Year 5                                      $1,328     $1,200     $1,228
   Year 10                                     $2,252     $2,391     $2,527


THE HARTFORD MUTUAL FUNDS                                                     63

THE HARTFORD MIDCAP VALUE FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford MidCap Value Fund seeks long-term capital appreciation.


PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 80% of its assets in mid capitalization companies. The fund defines mid-capitalization companies as companies with market capitalizations within the collective range of the Russell Midcap and S&P MidCap 400 Indices. As of December 31, 2002 this range was between approximately $132 million and $13.2 billion. The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities.


The fund's investment strategy employs a contrarian approach to stock selection, favoring securities that appear to be undervalued in the marketplace. The approach demands an emphasis on extensive research to identify stocks of companies whose fundamentals are not adequately reflected in the market price of their securities. Valuation techniques are a key component of the fund's investment approach. A stock's value is evaluated on three primary criteria: its issuer's earnings power, growth potential and price-to-earnings ratio. Stocks are selected whose issuers have the most compelling blend of the following attributes:

     -  high fundamental investment value

     -  strong management team

     -  strong industry position

--------------------------------------------------------------------------------

MAIN RISKS. As with most equity funds, the value of your investment in the fund may go down in response to overall stock market movements and trends. Because the fund invests in mid-sized companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Equity securities of mid-sized companies may be more risky than those of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer from isolated business setbacks. You could lose money as a result of your investment.

Following a value orientation towards selecting securities entails special risks, particularly when used as part of a "contrarian" approach to evaluating issuers. Overlooked or otherwise undervalued securities entail a significant risk of never attaining their potential value.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax law changes to governmental collapse.

Wellington Management's investment strategy will significantly influence the fund's performance. If Wellington's strategy for selecting individual securities does not produce the desired results, the fund could underperform its peers or lose money.

 64                                                    THE HARTFORD MUTUAL FUNDS

                                                  THE HARTFORD MIDCAP VALUE FUND
--------------------------------------------------------------------------------

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows the fund's total return for the first full calendar year of the fund's operation, while the table shows how the fund's performance for the same time period and since inception compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower.

The annual return variability of the fund's Class B and C shares for the period presented in the bar chart would have been substantially similar to that shown for Class A shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class B and C shares for the period presented in the bar chart would have been lower than the annual return shown for the fund's Class A shares because of differences in the expenses borne by each class of shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.

CLASS A TOTAL RETURN
FOR CALENDAR YEAR 2002

(EXCLUDES SALES CHARGES)

--------------------------------------------------------------------------------

 10%
   5
   0
  -5
                                        -13.49%
 -10
 -15

                                         2002


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

 During the period shown in the bar chart, the highest quarterly return was 7.91% (4th quarter, 2002) and the lowest quarterly return was -20.08% (3rd quarter, 2002)

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
FOR PERIODS ENDING 12/31/2002

(INCLUDES SALES CHARGES)


                                                     LIFE OF FUND
                                          1 YEAR    (SINCE 4/30/01)
   Class A Return Before Taxes            -18.27%       -11.73%
   Class A Return After Taxes on
   Distributions                          -18.25%       -11.76%
   Class A Return After Taxes on
   Distributions and Sale of Fund Shares  -11.21%        -9.33%
   Class B Return Before Taxes            -18.45%       -11.53%
   Class C Return Before Taxes            -16.02%        -9.88%
   Russell 2500 Value Index (reflects no
   deduction for fees, expenses or
   taxes)                                  -9.87%        -2.74%


INDEX: The Russell 2500 Value Index is an unmanaged index measuring the performance of those Russell 2500 Index companies with lower price-to-book ratios and lower forecasted growth values. (The Russell 2500 Index is an unmanaged index that measures the performance of the 2,500 largest U.S. companies based on total market capitalization.) You cannot invest directly in an index.

THE HARTFORD MUTUAL FUNDS                                                     65

                                                  THE HARTFORD MIDCAP VALUE FUND
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                               CLASS A    CLASS B    CLASS C
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge as a percentage of
   offering price(load)                         5.50%      5.00%      2.00%
   Maximum load imposed on purchases as a
   percentage of offering price                 5.50%       None      1.00%
   Maximum deferred sales charge (load) (as a
   percentage of redemption proceeds)            None(1)   5.00%      1.00%
   Exchange fees                                 None       None       None

ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the
   fund's assets)
   Management fees                              0.85%      0.85%      0.85%
   Distribution and service (12b-1) fees        0.30%(2)   1.00%      1.00%
   Other expenses                               0.48%      0.53%      0.42%
   Total annual operating expenses(3)           1.63%(2)   2.38%      2.27%


(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge. See "About Your Account: How Sales Charges are Calculated."


(2) The Rule 12b-1 plan applicable to Class A shares of the fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the board of the fund has currently authorized Rule 12b-1 payments of only up to 0.30%. As a result, the distribution and service (12b-1) fees and total annual operating expenses have been restated to reflect the current maximum 12b-1 fee.


(3) HIFSCO has voluntarily agreed to limit the total operating expenses of the Class A, Class B and Class C shares of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to 1.45%, 2.15% and 2.15%, respectively. This policy may be discontinued at any time.

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:


EXPENSES (WITH REDEMPTION)                     CLASS A    CLASS B    CLASS C
   Year 1                                      $  707     $  741     $  428
   Year 3                                      $1,036     $1,042     $  802
   Year 5                                      $1,388     $1,470     $1,303
   Year 10                                     $2,377     $2,530     $2,679


You would pay the following expenses if you did not redeem your shares:


EXPENSES (WITHOUT REDEMPTION)                  CLASS A    CLASS B    CLASS C
   Year 1                                      $  707     $  241     $  328
   Year 3                                      $1,036     $  742     $  802
   Year 5                                      $1,388     $1,270     $1,303
   Year 10                                     $2,377     $2,530     $2,679


 66                                                    THE HARTFORD MUTUAL FUNDS

THE HARTFORD MONEY MARKET FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford Money Market Fund seeks maximum current income consistent with liquidity and preservation of capital.

PRINCIPAL INVESTMENT STRATEGY. The fund seeks to maintain a stable share price of $1.00. The fund focuses on specific short-term U.S. dollar denominated money market instruments which are rated in the first two investment tiers by at least one nationally recognized statistical rating organization, or if unrated, determined to be of comparable quality by HIMCO. Money market instruments include (1) banker's acceptances; (2) obligations of governments (whether U.S. or non-U.S.) and their agencies and instrumentalities; (3) short-term corporate obligations, including commercial paper, notes, and bonds; (4) other short-term debt obligations; (5) obligations of U.S. banks, non-U.S. branches of U.S. banks (Eurodollars), U.S. branches and agencies of non-U.S. banks (Yankee dollars), and non-U.S. branches of non-U.S. banks; (6) asset-backed securities; and (7) repurchase agreements.

The fund may invest up to 25% of its total assets in securities of foreign issuers.

The fund purchases securities which HIMCO believes offer attractive returns relative to the risks undertaken. In addition, HIMCO adjusts the average maturity of the portfolio in anticipation of interest rate changes.

--------------------------------------------------------------------------------

MAIN RISKS. The primary risks of this fund are interest rate risk, credit risk, income risk, manager risk and foreign investment risk.

A rise in interest rates could cause a fall in the values of the fund's securities.

Credit risk refers to the risk that a security's credit rating could be downgraded, which could affect the value and, potentially, the likelihood of repayment of the fund's securities.

Income risk is the potential for a decline in the fund's income due to falling interest rates.

Manager risk refers to the risk that if HIMCO does not effectively implement the fund's investment goal and style, the fund could underperform its peers.

Foreign securities may make the fund more sensitive to market or economic shifts in the U.S. and abroad. Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, there is a risk that the fund's share price could fall below $1.00, which would make your shares worth less than what you paid for them.

THE HARTFORD MUTUAL FUNDS                                                     67

                                                  THE HARTFORD MONEY MARKET FUND
--------------------------------------------------------------------------------

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower.

The annual return variability of the fund's Class B and C shares for the periods presented in the bar chart would have been substantially similar to that shown for Class A shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class B and C shares for the periods presented in the bar chart would have been lower than the annual returns shown for the fund's Class A shares because of differences in the expenses borne by each class of shares. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results. In the bar chart and the table total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.

CLASS A TOTAL RETURNS
BY CALENDAR YEAR

(EXCLUDES SALES CHARGES)

--------------------------------------------------------------------------------


 10%
   5            4.73%      4.69%      4.32%      5.33%      3.29%      0.97%
   0

                 1997       1998       1999       2000       2001       2002


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

 During the periods shown in the bar chart, the highest quarterly return was 1.43% (4th quarter, 2000) and the lowest quarterly return was 0.17% (4th quarter, 2002)

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
FOR PERIODS ENDING 12/31/2002

(INCLUDES SALES CHARGES)


                                                    LIFE OF
                                                    FUND(1)
                                                    (SINCE
                                1 YEAR   5 YEARS   7/22/96)
   Class A                       0.97%    3.75%      3.96%
   Class B                      -4.69%    2.68%      2.95%
   Class C(2)                   -1.69%    2.83%      2.91%
   60-Day Treasury Bill Index    1.62%    4.19%      4.41%(3)


INDEX: 60-Day Treasury Bill Index is an unmanaged index of short-term treasury bills. You cannot invest directly in an index.


Please call 1-888-843-7824 for the fund's most recent current and effective yield information. HIFSCO, the distributor of The Hartford Mutual Funds, has agreed to waive receipt of Rule 12b-1 fees for Class B and C shares in an amount necessary to prevent the yield on those shares from becoming negative. This waiver may be discontinued at any time. Total return and yield for Class B and Class C shares would have been lower if the fund's Rule 12b-1 fees had not been limited by HIFSCO.


(1) Class B and Class C performance information is based on the inception date of Class B shares, August 22, 1997.

(2) Class C shares commenced operations on July 31, 1998. Class C share performance prior to July 31, 1998 reflects Class B share performance and operating expenses less Class C share sales charges.

(3) Return is from 7/31/1996 - 12/31/2002.

 68                                                    THE HARTFORD MUTUAL FUNDS

                                                  THE HARTFORD MONEY MARKET FUND
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                               CLASS A    CLASS B    CLASS C
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge as a percentage of
   offering price (load)                         None      5.00%      2.00%
   Maximum load imposed on purchases as a
   percentage of offering price                  None       None      1.00%
   Maximum deferred sales charge (load) (as a
   percentage of redemption proceeds)            None(1)   5.00%      1.00%
   Exchange fees                                 None       None       None

ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the
   fund's assets)
   Management fees                              0.50%      0.50%      0.50%
   Distribution and service (12b-1) fees        0.30%(2)   1.00%      1.00%
   Other expenses                               0.45%      0.46%      0.32%
   Total annual operating expenses(3)           1.25%(2)   1.96%      1.82%


(1) A contingent deferred sales charge of 1.00% may apply only on certain redemptions of Class A shares that were purchased without a front-end sales charge. See "About Your Account: How Sales Charges are Calculated."


(2) The Rule 12b-1 plan applicable to Class A shares of the fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the board of the fund has currently authorized Rule 12b-1 payments of only up to 0.30%. As a result, the distribution and service (12b-1) fees and total annual operating expenses have been restated to reflect the current maximum 12b-1 fee.


(3) HIFSCO has voluntarily agreed to limit the total operating expenses of the Class A, Class B and Class C shares of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to 1.00%, 1.70% and 1.70%, respectively. This policy may be discontinued at any time.

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:


EXPENSES (WITH REDEMPTION)                     CLASS A    CLASS B    CLASS C
   Year 1                                      $  127     $  699     $  383
   Year 3                                      $  397     $  915     $  667
   Year 5                                      $  686     $1,257     $1,075
   Year 10                                     $1,511     $2,102     $2,216


You would pay the following expenses if you did not redeem your shares:


EXPENSES (WITHOUT REDEMPTION)                  CLASS A    CLASS B    CLASS C
   Year 1                                      $  127     $  199     $  283
   Year 3                                      $  397     $  615     $  667
   Year 5                                      $  686     $1,057     $1,075
   Year 10                                     $1,511     $2,102     $2,216


THE HARTFORD MUTUAL FUNDS                                                     69

THE HARTFORD SHORT DURATION FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford Short Duration Fund seeks to provide a high level of income.

PRINCIPAL INVESTMENT STRATEGY. The fund seeks its goal by normally investing only in securities of "investment grade" quality. This means securities that are rated at the time of purchase within the four highest categories assigned by Moody's ("Aaa", "Aa", "A" or "Baa") or S&P ("AAA", "AA", "A" or "BBB") or are unrated securities that are judged by HIMCO to be of comparable quality to securities rated within these four highest categories. The fund will maintain an average credit quality of at least "A3" by Moody's. The fund tends to have an average duration within a range of between 1 1/2 to 3 1/2 years. Duration is a measure of the sensitivity of a fixed income security's price to changes in interest rates. The measure incorporates a bond's yield, coupon and final maturity. The longer a security's duration, the more sensitive it will generally be to changes in interest rates. Similarly, a fund with a longer average duration will generally be more sensitive to changes in interest rates than a fund with a shorter average duration.

In addition to U.S. dollar denominated corporate issues, the fund may also invest in commercial mortgage-backed securities, asset-backed securities, mortgage-related securities and securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. Cash securities in which the fund may invest include commercial paper and repurchase agreements.

The fund may invest up to 25% of its total assets in securities of foreign issuers.

HIMCO uses what is sometimes referred to as a top-down analysis to determine which sectors or industries may benefit or be harmed from current and future changes in the economy. HIMCO then selects individual securities to buy or sell from selected sectors and industries that, from a yield perspective, appear either attractive or unattractive. For individual securities, HIMCO assesses such factors as a company's business environment, balance sheet, income statement, anticipated earnings and management team, and security structure.

The annual portfolio turnover rate is expected to be greater than 100%.

--------------------------------------------------------------------------------

MAIN RISKS. The major factors affecting this fund's performance are interest rate risk and credit risk. When interest rates rise, bond prices fall; generally, the longer a bond's duration, the more sensitive it is to this risk. You could lose money as a result of your investment.

Credit risk refers to the risk that a security's credit rating could be downgraded, which could affect the value and, potentially, the likelihood of repayment of the fund's securities.

The fund is subject to income risk, which is the potential for a decline in the fund's income due to falling interest rates.

The fund is subject to the possibility that, under certain circumstances, especially during periods of falling interest rates, a bond issuer will "call" -- or repay -- its bonds before their maturity date. The fund may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

Because the fund may invest significantly in mortgage-related and asset-backed securities, it is subject to prepayment risk and extension risk. Similar to call risk, prepayment risk is the risk that falling interest rates could cause faster than expected prepayments of the mortgages and loans underlying the fund's mortgage-related and asset-backed securities. These prepayments pass through to the fund, which must reinvest them at a time when interest rates on new mortgage-related and asset-backed investments are falling, reducing the fund's income. Extension risk is the risk that rising interest rates could cause mortgage and loan prepayments to slow, which could increase the interest rate sensitivity of the fund's mortgage-related and asset-backed securities.

Foreign securities may make the fund more sensitive to market or economic shifts in the U.S. and abroad. Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Any U.S. government or other guarantees on portfolio securities do not apply to the market value or current yield of the portfolio's securities or to the value of the fund's shares.

The fund may trade securities actively, which could increase its transaction costs (thus affecting performance) and may increase your taxable distributions.

 70                                                    THE HARTFORD MUTUAL FUNDS

                                                THE HARTFORD SHORT DURATION FUND
--------------------------------------------------------------------------------

PAST PERFORMANCE. Because the fund has been in operation for less than one full calendar year, no performance history has been provided.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                               CLASS A     CLASS B    CLASS C
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge as a percentage of
   offering price (load)                       3.00%       5.00%       2.00%
   Maximum load imposed on purchases as a
   percentage of offering price                3.00%        None       1.00%
   Maximum deferred sales charge (load) (as a
   percentage of redemption proceeds)           None(1)    5.00%       1.00%
   Exchange fees                                None        None        None

ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the
   fund's assets)
   Management fees                             0.55%       0.55%       0.55%
   Distribution and service (12b-1) fees       0.30%(2)    1.00%       1.00%
   Other expenses(3)                           0.40%       0.43%       0.33%
   Total annual operating expenses(4)          1.25%       1.98%       1.88%


(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge. See "About Your Account: How Sales Charges are Calculated."


(2) The Rule 12b-1 plan applicable to Class A shares of the fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the board of the fund has currently authorized Rule 12b-1 payments of only up to 0.30%.


(3) Estimated.

(4) HIFSCO has voluntarily agreed to limit the total operating expenses of the Class A, Class B and Class C shares of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to 0.95%, 1.65% and 1.65%, respectively. This policy may be discontinued at any time.

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:


EXPENSES (WITH REDEMPTION)                     CLASS A    CLASS B    CLASS C
   Year 1                                       $424       $701       $389
   Year 3                                       $685       $921       $685


You would pay the following expenses if you did not redeem your shares:


EXPENSES (WITHOUT REDEMPTION)                  CLASS A    CLASS B    CLASS C
   Year 1                                       $424       $201       $289
   Year 3                                       $685       $621       $685


THE HARTFORD MUTUAL FUNDS                                                     71

THE HARTFORD SMALL COMPANY FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL.  The Hartford Small Company Fund seeks growth of capital.


PRINCIPAL INVESTMENT STRATEGY. The fund seeks its goal by investing primarily in stocks selected on the basis of potential for capital appreciation. Under normal circumstances, the fund invests at least 80% of its assets in common stocks of small capitalization companies. The fund defines small capitalization companies as companies with market capitalizations within the collective range of the Russell 2000 and S&P SmallCap 600 Indices. As of December 31, 2002 this range was between approximately $8 million and $2.7 billion. The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities.


Through fundamental analysis Wellington Management identifies companies that it believes have substantial potential for near-term capital appreciation. Wellington Management selects securities of companies that, in its opinion:

     -  have potential for above-average earnings growth,

     -  are undervalued in relation to their investment potential,

     - have positive business and/or fundamental financial characteristics that are overlooked or misunderstood by investors, or

     - are relatively obscure and undiscovered by the overall investment community.

Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends and other related measures or indicators of value.

For its most recent fiscal year, the fund's annual portfolio turnover exceeded 200%.

--------------------------------------------------------------------------------

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. Because the fund invests in small companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Stocks of smaller companies may be more risky than stocks of larger companies. Many of these companies are young and have limited operating or business history. Because these businesses frequently rely on narrow product lines and niche markets, they can suffer severely from isolated business setbacks. Small company stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks. You could lose money as a result of your investment.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Wellington Management's investment strategy will influence performance significantly. If Wellington's stock selection strategy doesn't perform as expected, the fund could underperform its peers or lose money.

The fund trades securities very actively, which increases its transaction costs (thus affecting performance) and may increase your taxable distributions.

 72                                                    THE HARTFORD MUTUAL FUNDS

                                                 THE HARTFORD SMALL COMPANY FUND
--------------------------------------------------------------------------------

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower.

The annual return variability of the fund's Class B and C shares for the periods presented in the bar chart would have been substantially similar to that shown for Class A shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class B and C shares for the periods presented in the bar chart would have been lower than the annual returns shown for the fund's Class A shares because of differences in the expenses borne by each class of shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.
CLASS A TOTAL RETURNS
BY CALENDAR YEAR

(EXCLUDES SALES CHARGES)

--------------------------------------------------------------------------------


 80%
  60
  40
  20
                19.28%     10.46%     65.66%
   0
 -20
                                                -13.12%    -15.84%    -30.54%
 -40

                 1997       1998       1999       2000       2001       2002


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

 During the periods shown in the bar chart, the highest quarterly return was 35.86% (4th quarter, 1999) and the lowest quarterly return was -23.71% (3rd quarter, 2001)

--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS
FOR PERIODS ENDING 12/31/2002

(INCLUDES SALES CHARGES)


                                                               LIFE OF
                                                                FUND
                                                               (SINCE
                                          1 YEAR    5 YEARS   07/22/96)
   Class A Return Before Taxes            -34.38%   -2.57%      2.81%
   Class A Return After Taxes on
   Distributions                          -34.36%   -3.63%      1.24%
   Class A Return After Taxes on
   Distributions and Sale of Fund Shares  -21.10%   -2.18%      1.79%
   Class B Return Before Taxes            -34.54%   -2.49%      2.99%
   Class C Return Before Taxes(1)         -32.77%   -2.31%      2.87%
   Russell 2000 Growth Index (reflects
   no deduction for fees, expenses or
   taxes)                                 -20.48%   -1.35%      4.36%(2)


INDEX: The Russell 2000 Growth Index is an unmanaged index of those Russell 2000 Index growth companies with higher price-to-book ratios and higher forecasted growth values. (The Russell 2000 Index is a broad based unmanaged index comprised of 2,000 of the smallest U.S. domiciled company common stocks (on the basis of capitalization) that are traded in the United States on the New York Stock Exchange, American Stock Exchange and Nasdaq.) You cannot invest directly in an index.

(1) Class C shares commenced operations on July 31, 1998. Class C share performance prior to July 31, 1998 reflects Class B share performance and operating expenses less Class C share sales charges.

(2) Return is from 7/31/1996 - 12/31/2002.

THE HARTFORD MUTUAL FUNDS                                                     73

                                                 THE HARTFORD SMALL COMPANY FUND
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                               CLASS A    CLASS B    CLASS C
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge as a percentage of
   offering price (load)                        5.50%      5.00%      2.00%
   Maximum load imposed on purchases as a
   percentage of offering price                 5.50%       None      1.00%
   Maximum deferred sales charge (load) (as a
   percentage of redemption proceeds)            None(1)   5.00%      1.00%
   Exchange fees                                 None       None       None

ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the
   fund's assets)
   Management fees                              0.85%      0.85%      0.85%
   Distribution and service (12b-1) fees        0.30%(2)   1.00%      1.00%
   Other expenses                               0.44%      0.46%      0.35%
   Total annual operating expenses(3)           1.59%(2)   2.31%      2.20%


(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge. See "About Your Account: How Sales Charges are Calculated."


(2) The Rule 12b-1 plan applicable to Class A shares of the fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the board of the fund has currently authorized Rule 12b-1 payments of only up to 0.30%. As a result, the distribution and service (12b-1) fees and total annual operating expenses have been restated to reflect the current maximum 12b-1 fee.


(3) HIFSCO has voluntarily agreed to limit the total operating expenses of the Class A, Class B and Class C shares of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to 1.45%, 2.15% and 2.15%, respectively. This policy may be discontinued at any time.

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:


EXPENSES (WITH REDEMPTION)                     CLASS A    CLASS B    CLASS C
   Year 1                                      $  703     $  734     $  421
   Year 3                                      $1,024     $1,021     $  781
   Year 5                                      $1,368     $1,435     $1,268
   Year 10                                     $2,335     $2,466     $2,609


You would pay the following expenses if you did not redeem your shares:


EXPENSES (WITHOUT REDEMPTION)                  CLASS A    CLASS B    CLASS C
   Year 1                                      $  703     $  234     $  321
   Year 3                                      $1,024     $  721     $  781
   Year 5                                      $1,368     $1,235     $1,268
   Year 10                                     $2,335     $2,466     $2,609


 74                                                    THE HARTFORD MUTUAL FUNDS

THE HARTFORD SMALLCAP GROWTH FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford SmallCap Growth Fund seeks to maximize short-and long-term capital appreciation.


PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 80% of its assets in common stocks of small capitalization companies that Wellington Management believes have superior growth potential. The fund defines small capitalization companies as companies with market capitalizations within the collective range of the Russell 2000 and S&P SmallCap 600 Indices. As of December 31, 2002 this range was between approximately $8 million and $2.7 billion. The fund's portfolio is diversified by industry and company. The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities.


Wellington Management uses fundamental analysis to evaluate a security for purchase or sale by the fund. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends and other related measures or indicators of value.

Wellington Management then complements its fundamental research with an internally-developed analytical approach. This analytical approach consists of both valuation and timeliness measures. Valuation factors focus on future dividend growth and cash flow to determine the relative attractiveness of different stocks in different industries. Timeliness focuses on stocks with favorable earnings and stock price momentum to assess the appropriate time for purchase.

The fund's portfolio is constructed stock by stock, an investment approach Wellington Management refers to as "bottom up." However, in constructing the fund's portfolio Wellington Management analyzes and monitors different sources of active risk including stock-specific risk, industry risk and style risk. The goal of this analysis is to ensure that the portfolio remains well-diversified, and does not take large industry and style bets relative to the fund's market benchmark as an unintended consequence of bottom-up stock picking.

--------------------------------------------------------------------------------

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. Because the fund may invest a significant portion of its assets in small companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Stocks of smaller companies may be more risky than stocks of larger companies. Many of these companies are young and have limited operating or business history. Because these businesses frequently rely on narrow product lines and niche markets, they can suffer severely from isolated business setbacks. Small company stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks. You could lose money as a result of your investment.

If Wellington Management incorrectly assesses a company's prospects for growth, or if its judgment about how other investors will value the company's growth is wrong, then the price of the company's stock may decrease, or it may not increase to the level that Wellington had anticipated.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Wellington Management's investment strategy will influence performance significantly. If Wellington's stock selection strategy does not perform as expected, the fund could underperform its peers or lose money.

The fund may trade securities actively, which could increase its transaction costs (thus affecting performance) and may increase your taxable distributions.

THE HARTFORD MUTUAL FUNDS                                                     75

                                               THE HARTFORD SMALLCAP GROWTH FUND
--------------------------------------------------------------------------------

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures in the table do. If sales charges were reflected in the bar chart, returns would have been lower. Because Class A, B and C shares were not offered prior to February 19, 2002, performance history prior to that time is based upon that of the fund's Class L, M and N shares (these classes are not offered in this prospectus), respectively. Returns in the table have been adjusted to reflect the sales charge structure of the Class A, B and C shares. Returns for the fund's Class A, B and C shares would have been substantially similar to those of the fund's Class L, M and N shares because all of the fund's shares are invested in the same portfolio of securities, and would have differed only to the extent that the classes do not have the same expenses. Because expenses for the Class A, B and C shares are higher than for the Class L, M and N shares, respectively, Class A, B and C share returns would have been lower for the periods presented in the bar chart and table.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and would vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. The following information includes the fund's performance when it was managed by a previous investment adviser.

CLASS A TOTAL RETURNS
BY CALENDAR YEAR(1)

(EXCLUDES SALES CHARGES)

--------------------------------------------------------------------------------

 125%
 100
  75
  50
  25
               15.83%            33.64%   6.93%    1.52%    19.85%  111.43%
   0
 -25
                        -7.18%                                               -13.95%  -21.97%  -29.08%
 -50

                1993     1994     1995     1996     1997     1998     1999     2000     2001     2002


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

 During the periods shown in the bar chart, the highest quarterly return was 63.29% (4th quarter, 1999) and the lowest quarterly return was -29.49% (2nd quarter, 2001)

--------------------------------------------------------------------------------

 (1) Class A shares commenced operations on February 19, 2002. Performance prior to that date is that of the fund's Class L shares, which have different operating expenses.

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/2002

(INCLUDES SALES CHARGES)


                                          1 YEAR    5 YEARS   10 YEARS   SINCE INCEPTION
   Class A Return Before Taxes(1)         -32.98%    2.66%     6.14%            N/A
   Class A Return After Taxes on
   Distributions(1)                       -32.98%   -2.29%     3.19%            N/A
   Class A Return After Taxes on
   Distributions and Sale of Fund
   Shares(1)                              -20.25%    1.52%     4.62%            N/A
   Class B Return Before Taxes(1)         -33.07%    3.09%       N/A          6.91%(2)
   Class C Return Before Taxes(1)         -31.36%    2.82%       N/A          6.75%(2)
   Russell 2000 Growth Index (reflects
   no deduction for fees, expenses or
   taxes)                                 -30.26%   -6.59%     2.62%          2.31%(3)


INDEX: The Russell 2000 Growth Index is an unmanaged index of those Russell 2000 Index growth companies with higher price-to-book ratios and higher forecasted growth values. (The Russell 2000 Index is a broad based unmanaged index comprised of 2,000 of the smallest U.S. domiciled company common stocks (on the basis of capitalization) that are traded in the United States on the New York Stock Exchange, American Stock Exchange and Nasdaq.) You cannot invest directly in an index.

(1) Class A, B and C shares commenced operations on February 19, 2002. Class A, B and C share performance prior to February 19, 2002 reflects Class L, M and N share performance and operating expenses less Class A, B or C share sales charges, respectively.

(2) Class B and Class C performance information is based on the inception date of Class M and Class N shares, 11/14/94.

(3) Return is from 11/30/1994 - 12/31/2002.

 76                                                    THE HARTFORD MUTUAL FUNDS

                                               THE HARTFORD SMALLCAP GROWTH FUND
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                               CLASS A    CLASS B    CLASS C
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge as a percentage of
   offering price (load)                        5.50%      5.00%      2.00%
   Maximum load imposed on purchases as a
   percentage of offering price                 5.50%       None      1.00%
   Maximum deferred sales charge (load) (as a
   percentage of redemption proceeds)            None(1)   5.00%      1.00%
   Exchange fees                                 None       None       None

ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the
   fund's assets)
   Management fees                              0.92%      0.92%      0.92%
   Distribution and service (12b-1) fees        0.30%(2)   1.00%      1.00%
   Other expenses                               0.55%      0.60%      0.46%
   Total annual operating expenses(3)           1.77%(2)   2.52%      2.38%


(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge. See "About Your Account: How Sales Charges are Calculated."


(2) The Rule 12b-1 plan applicable to Class A shares of the fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the board of the fund has currently authorized Rule 12b-1 payments of only up to 0.30%. As a result, the distribution and service (12b-1) fees and total annual operating expenses have been restated to reflect the current maximum 12b-1 fee.


(3) HIFSCO has voluntarily agreed to limit the total operating expenses of the Class A, Class B and Class C shares of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to 1.45%, 2.15% and 2.15%, respectively. This policy may be discontinued at any time.

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:


EXPENSES (WITH REDEMPTION)                     CLASS A    CLASS B    CLASS C
   Year 1                                      $  720     $  755     $  439
   Year 3                                      $1,077     $1,085     $  835
   Year 5                                      $1,457     $1,540     $1,358
   Year 10                                     $2,519     $2,672     $2,789


You would pay the following expenses if you did not redeem your shares:


EXPENSES (WITHOUT REDEMPTION)                  CLASS A    CLASS B    CLASS C
   Year 1                                      $  720     $  255     $  339
   Year 3                                      $1,077     $  785     $  835
   Year 5                                      $1,457     $1,340     $1,358
   Year 10                                     $2,519     $2,672     $2,789


THE HARTFORD MUTUAL FUNDS                                                     77

THE HARTFORD STOCK FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford Stock Fund seeks long-term growth of capital, with income as a secondary consideration.

PRINCIPAL INVESTMENT STRATEGY. The fund normally invests at least 80% of the fund's assets in the common stocks of high-quality companies. The key characteristics of high-quality companies favored by the fund include a leadership position within an industry, a strong balance sheet, a high return on equity, sustainable or increasing dividends, a strong management team and a globally competitive position. Many of the companies in which the fund invests have a history of paying dividends and are expected to continue paying dividends in the future. The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities. The fund may invest in a broad range of market capitalizations, but tends to focus on large capitalization companies with market capitalizations similar to those of companies in the S&P 500 Index. The fund invests in a diversified portfolio of primarily equity securities using a two-tiered investment strategy:

     - Using what is sometimes referred to as a "top down" approach, Wellington Management analyzes the general economic and investment environment. This includes an evaluation of economic conditions, U.S. fiscal and monetary policy, demographic trends, and investor sentiment. Through top down analysis, Wellington Management anticipates trends and changes in markets in the economy overall and identifies industries and sectors that are expected to outperform.

     - Top down analysis is followed by what is sometimes referred to as a "bottom up" approach, which is the use of fundamental analysis to identify specific securities for purchase or sale. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends and other related measures or indicators of value.

--------------------------------------------------------------------------------

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. You could lose money as a result of your investment.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Wellington Management's investment strategy will influence performance significantly. Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on small- or medium-capitalization stocks. Similarly, if Wellington's stock selection strategy doesn't perform as expected, the fund could underperform its peers or lose money.

 78                                                    THE HARTFORD MUTUAL FUNDS

                                                         THE HARTFORD STOCK FUND
--------------------------------------------------------------------------------

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower.

The annual return variability of the fund's Class B and C shares for the periods presented in the bar chart would have been substantially similar to that shown for Class A shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class B and C shares for the periods presented in the bar chart would have been lower than the annual returns shown for the fund's Class A shares because of differences in the expenses borne by each class of shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.
CLASS A TOTAL RETURNS
BY CALENDAR YEAR

(EXCLUDES SALES CHARGES)

--------------------------------------------------------------------------------

 40%
  30
  20
  10
                31.78%     31.33%     22.31%
   0
 -10
                                                 -5.09%    -13.73%    -24.49%
 -20
 -30

                 1997       1998       1999       2000       2001       2002


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

 During the periods shown in the bar chart, the highest quarterly return was 20.30% (4th quarter, 1998) and the lowest quarterly return was -17.28% (3rd quarter, 2002)

--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS
FOR PERIODS ENDING 12/31/2002

(INCLUDES SALES CHARGES)


                                                                LIFE OF FUND
                                          1 YEAR    5 YEARS   (SINCE 07/22/96)
   Class A Return Before Taxes            -28.63%   -1.26%         5.70%
   Class A Return After Taxes on
   Distributions                          -28.65%   -1.75%         5.26%
   Class A Return After Taxes on
   Distributions and Sale of Fund Shares  -17.59%   -1.03%         4.65%
   Class B Return Before Taxes            -28.80%   -1.22%         5.87%
   Class C Return Before Taxes(1)         -26.54%   -1.00%         5.75%
   S&P 500 Index (reflects no deduction
   for fees, expenses or taxes)           -22.10%   -0.58%         6.84%(2)


INDEX: The S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks. You cannot invest directly in an index.

(1) Class C shares commenced operations on July 31, 1998. Class C share performance prior to July 31, 1998 reflects Class B share performance and operating expenses less Class C share sales charges.

(2) Return is from 7/31/1996 - 12/31/2002.

THE HARTFORD MUTUAL FUNDS                                                     79

                                                         THE HARTFORD STOCK FUND
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                               CLASS A    CLASS B    CLASS C
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge as a percentage of
   offering price (load)                        5.50%      5.00%      2.00%
   Maximum load imposed on purchases as a
   percentage of offering price                 5.50%       None      1.00%
   Maximum deferred sales charge (load) (as a
   percentage of redemption proceeds)            None(1)   5.00%      1.00%
   Exchange fees                                 None       None       None

ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the
   fund's assets)
   Management fees                              0.70%      0.70%      0.70%
   Distribution and service (12b-1) fees        0.30%(2)   1.00%      1.00%
   Other expenses                               0.42%      0.45%      0.33%
   Total annual operating expenses              1.42%(2)   2.15%      2.03%


(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge. See "About Your Account: How Sales Charges are Calculated."


(2) The Rule 12b-1 plan applicable to Class A shares of the fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the board of the fund has currently authorized Rule 12b-1 payments of only up to 0.30%. As a result, the distribution and service (12b-1) fees and total annual operating expenses have been restated to reflect the current maximum 12b-1 fee.


EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:


EXPENSES (WITH REDEMPTION)                     CLASS A    CLASS B    CLASS C
   Year 1                                      $  687     $  718     $  404
   Year 3                                      $  975     $  973     $  730
   Year 5                                      $1,284     $1,354     $1,182
   Year 10                                     $2,158     $2,297     $2,435


You would pay the following expenses if you did not redeem your shares:


EXPENSES (WITHOUT REDEMPTION)                  CLASS A    CLASS B    CLASS C
   Year 1                                      $  687     $  218     $  304
   Year 3                                      $  975     $  673     $  730
   Year 5                                      $1,284     $1,154     $1,182
   Year 10                                     $2,158     $2,297     $2,435


 80                                                    THE HARTFORD MUTUAL FUNDS

THE HARTFORD TAX-FREE CALIFORNIA FUND
--------------------------------------------------------------------------------

THIS FUND IS INTENDED FOR CALIFORNIA RESIDENTS ONLY. PLEASE CONSULT WITH YOUR FINANCIAL REPRESENTATIVE OR TAX ADVISER BEFORE INVESTING IN THIS FUND.

INVESTMENT GOAL. The Hartford Tax-Free California Fund seeks to provide current income exempt from both federal and California income tax.

PRINCIPAL INVESTMENT STRATEGY. The fund pursues its objective by investing primarily in securities that pay interest that is exempt from federal and California state income tax. The fund invests at least 80% of its assets in investments the income from which is exempt from both federal income tax and the income tax of California.


The fund primarily invests in tax-exempt obligations issued by the State of California, its agencies, instrumentalities and political subdivisions. At least 80% of the tax-exempt obligations purchased by the fund will be of "investment grade" quality. This means that they will be rated at the time of purchase within the four highest categories assigned by Moody's ("Aaa", "Aa", "A" or "Baa"), by S&P ("AAA", "AA", "A" or "BBB") or by Fitch, Inc. ("Fitch") ("AAA", "AA", "A" or "BBB"), or will be unrated securities which are judged by HIMCO to be of comparable quality to securities rated within these four highest categories. The fund may invest up to 20% of its total assets in non-investment grade debt securities (securities rated "Ba" or lower by Moody's, "BB" or lower by S&P or "BB" or lower by Fitch, or securities which, if unrated, are determined by HIMCO to be of comparable quality). Debt securities rated below investment grade are commonly referred to as "junk bonds". The fund may invest up to 20% of its assets in securities with income subject to income tax, including the Alternative Minimum Tax. Although the fund does not have a maximum maturity term restriction, the fund tends to have an average maturity of between 5 and 30 years.


The overall investment approach of HIMCO emphasizes security selection and maturity management and seeks a portfolio which is diversified by sector. HIMCO uses what is sometimes referred to as a top-down analysis to determine which sectors may benefit or be harmed from current and future changes in the economy. HIMCO then selects individual securities to buy or sell from selected sectors that, from a yield perspective, appear either attractive or unattractive. Individual securities should possess appropriate credit quality and liquidity characteristics within the context of the overall portfolio. Securities should possess a combination of coupon rate, original issue discount and call protection which will maximize the fund's yield.

--------------------------------------------------------------------------------

MAIN RISKS. The major factors affecting this fund's performance are interest rate risk and credit risk. When interest rates rise, bond prices fall; generally, the longer a bond's maturity, the more sensitive it is to this risk. You could lose money as a result of your investment.

Credit risk refers to the risk that a security's credit rating could be downgraded, which could affect the value and, potentially, the likelihood of repayment of the fund's securities. This risk is greater with junk bonds.

The fund is subject to income risk, which is the potential for a decline in the fund's income due to falling interest rates.

The fund is subject to the possibility that, under certain circumstances, especially during periods of falling interest rates, a bond issuer will "call" -- or repay -- its bonds before their maturity date. The fund may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

Because the fund invests primarily in municipal securities issued by the State of California and its political subdivisions, the fund will be particularly affected by political and economic conditions and developments in that state. The fund's ability to achieve its goal depends upon the ability of the issuers of California municipal securities to repay their debt. A downturn in the financial industry could bring on a fiscal crisis in California. The value of the obligations owned by the fund also may be adversely affected by future changes in federal or state income tax laws, including tax rate reductions or the imposition of a flat tax.

Because the fund is considered non-diversified and may take larger positions in individual issuers than other mutual funds, the fund may have greater market fluctuation and price volatility than a fund that maintains a more broadly diversified portfolio. An investment in the fund therefore entails substantial market risk.

THE HARTFORD MUTUAL FUNDS                                                     81

                                           THE HARTFORD TAX-FREE CALIFORNIA FUND
--------------------------------------------------------------------------------

PAST PERFORMANCE. Because the fund has been in operation for less than one full calendar year, no performance history has been provided.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                               CLASS A    CLASS B    CLASS C
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge as a percentage of
   offering price (load)                        4.50%      5.00%      2.00%
   Maximum load imposed on purchases as a
   percentage of offering price                 4.50%       None      1.00%
   Maximum deferred sales charge (load) (as a
   percentage of redemption proceeds)            None(1)   5.00%      1.00%
   Exchange fees                                 None       None       None

ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the
   fund's assets)
   Management fees                              0.55%      0.55%      0.55%
   Distribution and service (12b-1) fees        0.30%(2)   1.00%      1.00%
   Other expenses(3)                            0.36%      0.39%      0.29%
   Total annual operating expenses(4)           1.21%      1.94%      1.84%


(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge. See "About Your Account: How Sales Charges are Calculated."


(2) The Rule 12b-1 plan applicable to Class A shares of the fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the board of the fund has currently authorized Rule 12b-1 payments of only up to 0.30%.


(3) Estimated.

(4) HIFSCO has voluntarily agreed to limit the total operating expenses of the Class A, Class B and Class C shares of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to 0.95%, 1.65% and 1.65%, respectively. This policy may be discontinued at any time.

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:


EXPENSES (WITH REDEMPTION)                     CLASS A    CLASS B    CLASS C
   Year 1                                       $568       $697       $385
   Year 3                                       $817       $909       $673


You would pay the following expenses if you did not redeem your shares:


EXPENSES (WITHOUT REDEMPTION)                  CLASS A    CLASS B    CLASS C
   Year 1                                       $568       $197       $285
   Year 3                                       $817       $609       $673


 82                                                    THE HARTFORD MUTUAL FUNDS

THE HARTFORD TAX-FREE MINNESOTA FUND
--------------------------------------------------------------------------------

THIS FUND IS INTENDED FOR MINNESOTA RESIDENTS ONLY. PLEASE CONSULT WITH YOUR FINANCIAL REPRESENTATIVE OR TAX ADVISER BEFORE INVESTING IN THIS FUND.

INVESTMENT GOAL. The Hartford Tax-Free Minnesota Fund seeks to provide current income exempt from both federal income tax and Minnesota state personal income tax.

PRINCIPAL INVESTMENT STRATEGY. The fund pursues its objective by investing primarily in securities that pay interest that is exempt from federal and Minnesota state income tax. The fund invests at least 80% of its net assets in investments the income from which is exempt from both federal income tax and the income tax of Minnesota.


The fund primarily invests in tax exempt obligations issued by the State of Minnesota, its agencies, instrumentalities and political subdivisions. At least 80% of the tax-exempt obligations purchased by the fund will be of "investment grade" quality. This means that they will be rated at the time of purchase within the four highest grades assigned by Moody's ("Aaa", "Aa", "A" or "Baa"), by S&P ("AAA", "AA", "A" or "BBB") or by Fitch ("AAA", "AA", "A" or "BBB"), or will be unrated securities which are judged by HIMCO to be of comparable quality to securities rated within these four highest categories. The fund may invest up to 20% of its total assets in non-investment grade debt securities (securities rated "Ba" or lower by Moody's, "BB" or lower by S&P or "BB" or lower by Fitch, or securities which, if unrated, are determined by HIMCO to be of comparable quality). Debt securities rated below investment grade are commonly referred to as "junk bonds". The fund may invest up to 20% of its assets in securities with income subject to income tax, including the Alternative Minimum Tax. The average maturity of the fund's holdings may range from five to thirty years.


The overall investment approach of HIMCO emphasizes security selection and maturity management and seeks a portfolio which is diversified by industry. HIMCO uses what is sometimes referred to as a top-down analysis to determine which sectors may benefit or be harmed from current and future changes in the economy. HIMCO then selects individual securities to buy or sell from selected sectors that, from a yield perspective, appear either attractive or unattractive. Individual securities should possess appropriate credit quality and liquidity characteristics within the context of the overall portfolio. Securities should possess a combination of coupon rate, original issue discount and call protection which will maximize the fund's yield.

--------------------------------------------------------------------------------

MAIN RISKS. The major factors affecting this fund's performance are interest rate and credit risk. When interest rates rise, bond prices fall; generally the longer a bond's maturity, the more sensitive it is to this risk. You could lose money as a result of your investment.

Credit risk refers to the risk that a security's credit rating could be downgraded, which could affect the value and, potentially, the likelihood of repayment of the fund's securities. This risk is greater with junk bonds.

The fund is subject to income risk, which is the potential for a decline in the fund's income due to falling interest rates.

The fund is subject to the possibility that, under certain circumstances, especially during periods of falling interest rates, a bond issuer will "call" -- or repay -- its bonds before their maturity date. The fund may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

Because the fund invests primarily in municipal securities issued by the State of Minnesota and its political subdivisions, the fund will be particularly affected by political and economic conditions and developments in that state. The fund's ability to achieve its goal depends upon the ability of the issuers of Minnesota municipal securities to repay their debt. A downturn in the financial industry could bring on a fiscal crisis in Minnesota. The value of the obligations owned by the fund also may be adversely affected by future changes in federal or state income tax laws, including tax rate reductions or the imposition of a flat tax.

THE HARTFORD MUTUAL FUNDS                                                     83

                                            THE HARTFORD TAX-FREE MINNESOTA FUND
--------------------------------------------------------------------------------

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures in the table do. If sales charges were reflected in the bar chart, returns would have been lower. Because Class A, B and C shares were not offered prior to February 19, 2002, performance history prior to that time is based upon that of the fund's Class E, M and N shares (these classes are not offered in this prospectus), respectively. Returns in the table have been adjusted to reflect the sales charge structure of the Class A, B and C shares. Returns for the fund's Class A, B and C shares would have been substantially similar to those of the fund's Class E, M and N shares because all of the fund's shares are invested in the same portfolio of securities, and would have differed only to the extent that the classes do not have the same expenses. Because expenses for the Class A, B and C shares are higher than for the Class E, M and N shares, respectively, Class A, B and C share returns would have been lower for the periods presented in the bar chart and table.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and would vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. The following information includes the fund's performance when it was managed by a previous investment adviser.

CLASS A TOTAL RETURNS
BY CALENDAR YEAR(1)

(EXCLUDES SALES CHARGES)

--------------------------------------------------------------------------------


 20%
  15
  10
   5
               11.52%            14.09%   2.99%    7.76%    5.76%             10.54%   3.69%    7.79%
   0
  -5
                        -4.25%                                       -2.57%

                1993     1994     1995     1996     1997     1998     1999     2000     2001     2002


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

 During the periods shown in the bar chart, the highest quarterly return was 5.67% (1st quarter, 1995) and the lowest quarterly return was -4.99% (1st quarter, 1994)

--------------------------------------------------------------------------------

 (1) Class A shares commenced operations on February 19, 2002. Performance prior to that date is that of the fund's Class E shares, which have different operating expenses.

AVERAGE ANNUAL TOTAL RETURNS
FOR PERIODS ENDING 12/31/2002

(INCLUDES SALES CHARGES)


                                          1 YEAR   5 YEARS   10 YEARS   SINCE INCEPTION
   Class A Return Before Taxes(1)         2.92%     3.98%     5.10%            N/A
   Class A Return After Taxes on
   Distributions(1)                       2.83%     3.90%     5.05%            N/A
   Class A Return After Taxes on
   Distributions and Sale of Fund
   Shares(1)                              8.43%     4.04%     5.06%            N/A
   Class B Return Before Taxes(1)         2.55%     3.71%       N/A          5.49%(2)
   Class C Return Before Taxes(1)         5.36%     3.65%       N/A          5.36%(2)
   Lehman Brothers Municipal Bond Index
   (reflects no deduction for fees,
   expenses or taxes)                     9.60%     6.06%     6.71%          7.98%(3)


INDEX: The Lehman Brothers Municipal Bond Index is an unmanaged index of municipal bonds with maturities greater than two years. You cannot invest directly in an index.

(1) Class A, B and C shares commenced operations on February 19, 2002. Class A, B and C share performance prior to February 19, 2002 reflects Class E, M and N share performance and operating expenses less Class A, B or C share sales charges, respectively.

(2) Class B and Class C performance information is based on the inception date of Class M and Class N shares, 11/14/94.

(3) Return is from 11/30/1994 - 12/31/2002.

 84                                                    THE HARTFORD MUTUAL FUNDS

                                            THE HARTFORD TAX-FREE MINNESOTA FUND
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                               CLASS A    CLASS B    CLASS C
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge as a percentage of
   offering price (load)                        4.50%      5.00%      2.00%
   Maximum load imposed on purchases as a
   percentage of offering price                 4.50%       None      1.00%
   Maximum deferred sales charge (load) (as a
   percentage of redemption proceeds)          None(1)     5.00%      1.00%
   Exchange fees                                 None       None       None

ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the
   fund's assets)
   Management fees                              0.72%      0.72%      0.72%
   Distribution and service (12b-1) fees        0.30%(2)   1.00%      1.00%
   Other expenses                               0.30%      0.37%      0.20%
   Total annual operating expenses(3)           1.32%(2)   2.09%      1.92%


(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge. See "About Your Account: How Sales Charges are Calculated."


(2) The Rule 12b-1 plan applicable to Class A shares of the fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the board of the fund has currently authorized Rule 12b-1 payments of only up to 0.30%. As a result, the distribution and service (12b-1) fees and total annual operating expenses have been restated to reflect the current maximum 12b-1 fee.


(3) HIFSCO has voluntarily agreed to limit the total operating expenses of the Class A, Class B and Class C shares of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to 1.15%, 1.85% and 1.85%, respectively. This policy may be discontinued at any time.

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:


EXPENSES (WITH REDEMPTION)                     CLASS A    CLASS B    CLASS C
   Year 1                                      $  578     $  712     $  393
   Year 3                                      $  849     $  955     $  697
   Year 5                                      $1,141     $1,324     $1,126
   Year 10                                     $1,969     $2,224     $2,321


You would pay the following expenses if you did not redeem your shares:


EXPENSES (WITHOUT REDEMPTION)                  CLASS A    CLASS B    CLASS C
   Year 1                                      $  578     $  212     $  293
   Year 3                                      $  849     $  655     $  697
   Year 5                                      $1,141     $1,124     $1,126
   Year 10                                     $1,969     $2,224     $2,321


THE HARTFORD MUTUAL FUNDS                                                     85

THE HARTFORD TAX-FREE NATIONAL FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford Tax-Free National Fund seeks to provide current income exempt from federal income tax.

PRINCIPAL INVESTMENT STRATEGY. The fund pursues its objective by investing primarily in securities that pay interest that is exempt from federal income tax. The fund invests at least 80% of its assets in investments the income from which is exempt from federal income tax.


The fund primarily invests in tax-exempt obligations issued by states, territories, and possessions of the United States, and their political subdivisions, agencies and instrumentalities. At least 80% of the tax-exempt obligations purchased by the fund will be of "investment grade" quality. This means that they will be rated at the time of purchase within the four highest grades assigned by Moody's ("Aaa", "Aa", "A" or "Baa"), by S&P ("AAA", "AA", "A" or "BBB") or by Fitch ("AAA", "AA", "A" or "BBB"), or will be unrated securities which are judged by HIMCO to be of comparable quality to securities rated within these four highest categories. The fund may invest up to 20% of its total assets in non-investment grade debt securities (securities rated "Ba" or lower by Moody's, "BB" or lower by S&P or "BB" or lower by Fitch, or securities which, if unrated, are determined by HIMCO to be of comparable quality). Debt securities rated below investment grade are commonly referred to as "junk bonds". The fund may invest up to 20% of its assets in securities with income subject to income tax, including the Alternative Minimum Tax. The average maturity of the fund's holdings may range from ten to thirty years.


The overall investment approach of HIMCO emphasizes security selection and maturity management and seeks a portfolio which is diversified by industry and geographically. HIMCO uses what is sometimes referred to as a top-down analysis to determine which sectors may benefit or be harmed from current and future changes in the economy. HIMCO then selects individual securities to buy or sell from selected sectors that, from a yield perspective, appear either attractive or unattractive. Individual securities should possess appropriate credit quality and liquidity characteristics within the context of the overall portfolio. Securities should possess a combination of coupon rate, original issue discount and call protection which will maximize the fund's yield.

--------------------------------------------------------------------------------

MAIN RISKS. The major factors affecting this fund's performance are interest rate and credit risk. When interest rates rise, bond prices fall; generally the longer a bond's maturity, the more sensitive it is to this risk. You could lose money as a result of your investment.

Credit risk refers to the risk that a security's credit rating could be downgraded, which could affect the value and, potentially, the likelihood of repayment of the fund's securities. This risk is greater with junk bonds.

The fund is subject to income risk, which is the potential for a decline in the fund's income due to falling interest rates.

The fund is subject to the possibility that, under certain circumstances, especially during periods of falling interest rates, a bond issuer will "call" -- or repay -- its bonds before their maturity date. The fund may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

State or local political or economic conditions and developments can adversely affect the obligations issued by state and local governments. The value of the obligations owned by the fund also may be adversely affected by future changes in federal or state income tax laws, including tax rate reductions or the imposition of a flat tax.

 86                                                    THE HARTFORD MUTUAL FUNDS

                                             THE HARTFORD TAX-FREE NATIONAL FUND
--------------------------------------------------------------------------------

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures in the table do. If sales charges were reflected in the bar chart, returns would have been lower. Because Class A, B and C shares were not offered prior to February 19, 2002, performance history prior to that time is based upon that of the fund's Class E, M and N shares (these classes are not offered in this prospectus), respectively. Returns in the table have been adjusted to reflect the sales charge structure of the Class A, B and C shares. Returns for the fund's Class A, B and C shares would have been substantially similar to those of the fund's Class E, M and N shares because all of the fund's shares are invested in the same portfolio of securities, and would have differed only to the extent that the classes do not have the same expenses. Because expenses for the Class A, B and C shares are higher than for the Class E, M and N shares, respectively, Class A, B and C share returns would have been lower for the periods presented in the bar chart and table.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and would vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown.
All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. The following information includes the fund's performance when it was managed by a previous investment adviser.

CLASS A TOTAL RETURNS
BY CALENDAR YEAR(1)

(EXCLUDES SALES CHARGES)

--------------------------------------------------------------------------------


 20%
  15
  10
   5
               12.31%            15.86%   3.17%    8.73%    5.23%             9.96%    3.11%    9.70%
   0
  -5
                        -5.17%                                       -3.66%
 -10

                1993     1994     1995     1996     1997     1998     1999     2000     2001     2002


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

 During the periods shown in the bar chart, the highest quarterly return was 6.23% (1st quarter, 1995) and the lowest quarterly return was -5.32% (1st quarter, 1994)

--------------------------------------------------------------------------------

 (1) Class A shares commenced operations on February 19, 2002. Performance prior to that date is that of the fund's Class E shares, which have different operating expenses.

AVERAGE ANNUAL TOTAL RETURNS
FOR PERIODS ENDING 12/31/2002

(INCLUDES SALES CHARGES)


                                          1 YEAR   5 YEARS   10 YEARS   SINCE INCEPTION
   Class A Return Before Taxes(1)         4.74%     4.17%     5.44%            N/A
   Class A Return After Taxes on
   Distributions(1)                       4.30%     4.01%     5.34%            N/A
   Class A Return After Taxes on
   Distributions and Sale of Fund
   Shares(1)                              4.30%     4.12%     5.32%            N/A
   Class B Return Before Taxes(1)         3.66%     3.76%       N/A          5.97%(2)
   Class C Return Before Taxes(1)         6.76%     3.76%       N/A          5.85%(2)
   Lehman Brothers Municipal Bond Index
   (reflects no deduction for fees,
   expenses or taxes)                     9.60%     6.06%     6.71%          7.98%(3)


INDEX: The Lehman Brothers Municipal Bond Index is an unmanaged index of municipal bonds with maturities greater than two years. You cannot invest directly in an index.

(1) Class A, B and C shares commenced operations on February 19, 2002. Class A, B and C share performance prior to February 19, 2002 reflects Class E, M and N share performance and operating expenses less Class A, B or C share sales charges, respectively.

(2) Class B and Class C performance information is based on the inception date of Class M and Class N shares, 11/14/94.

(3) Return is from 11/30/1994 - 12/31/2002.

THE HARTFORD MUTUAL FUNDS                                                     87

                                             THE HARTFORD TAX-FREE NATIONAL FUND
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                               CLASS A    CLASS B    CLASS C
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge as a percentage of
   offering price (load)                        4.50%      5.00%      2.00%
   Maximum load imposed on purchases as a
   percentage of offering price                 4.50%       None      1.00%
   Maximum deferred sales charge (load) (as a
   percentage of redemption proceeds)          None(1)     5.00%      1.00%
   Exchange fees                                 None       None       None

ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the
   fund's assets)
   Management fees                              0.79%      0.79%      0.79%
   Distribution and service (12b-1) fees        0.30%(2)   1.00%      1.00%
   Other expenses                               0.49%      0.54%      0.39%
   Total annual operating expenses(3)           1.58%(2)   2.33%      2.18%


(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge. See "About Your Account: How Sales Charges are Calculated."


(2) The Rule 12b-1 plan applicable to Class A shares of the fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the board of the fund has currently authorized Rule 12b-1 payments of only up to 0.30%. As a result, the distribution and service (12b-1) fees and total annual operating expenses have been restated to reflect the current maximum 12b-1 fee.


(3) HIFSCO has voluntarily agreed to limit the total operating expenses of the Class A, Class B and Class C shares of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to 1.15%, 1.85% and 1.85%, respectively. This policy may be discontinued at any time.

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:


EXPENSES (WITH REDEMPTION)                     CLASS A    CLASS B    CLASS C
   Year 1                                      $  603     $  736     $  419
   Year 3                                      $  926     $1,027     $  775
   Year 5                                      $1,272     $1,445     $1,258
   Year 10                                     $2,244     $2,479     $2,588


You would pay the following expenses if you did not redeem your shares:


EXPENSES (WITHOUT REDEMPTION)                  CLASS A    CLASS B    CLASS C
   Year 1                                      $  603     $  236     $  319
   Year 3                                      $  926     $  727     $  775
   Year 5                                      $1,272     $1,245     $1,258
   Year 10                                     $2,244     $2,479     $2,588


 88                                                    THE HARTFORD MUTUAL FUNDS

THE HARTFORD TAX-FREE NEW YORK FUND
--------------------------------------------------------------------------------

THIS FUND IS INTENDED FOR NEW YORK RESIDENTS ONLY. PLEASE CONSULT WITH YOUR FINANCIAL REPRESENTATIVE OR TAX ADVISER BEFORE INVESTING IN THIS FUND.

INVESTMENT GOAL. The Hartford Tax-Free New York Fund seeks to provide current income exempt from federal, New York State and New York City income tax.

PRINCIPAL INVESTMENT STRATEGY. The fund pursues its objective by investing primarily in securities that pay interest that is exempt from federal, New York State and New York City income tax. The fund invests at least 80% of its assets in investments the income from which is exempt from both federal income tax and the income tax of New York State and New York City.


The fund primarily invests in tax-exempt obligations issued by the State of New York, its agencies, instrumentalities and political subdivisions. At least 80% of the tax-exempt obligations purchased by the fund will be of "investment grade" quality. This means that they will be rated at the time of purchase within the four highest categories assigned by Moody's ("Aaa", "Aa", "A" or "Baa"), by S&P ("AAA", "AA", "A" or "BBB") or by Fitch ("AAA", "AA", "A" or "BBB"), or will be unrated securities which are judged by HIMCO to be of comparable quality to securities rated within these four highest categories. The fund may invest up to 20% of its total assets in non-investment grade debt securities (securities rated "Ba" or lower by Moody's, "BB" or lower by S&P or "BB" or lower by Fitch, or securities which, if unrated, are determined by HIMCO to be of comparable quality). Debt securities rated below investment grade are commonly referred to as "junk bonds". The fund may invest up to 20% of its assets in securities with income subject to income tax, including the Alternative Minimum Tax. Although the fund does not have a maximum maturity term restriction, the fund tends to have an average maturity of between 5 and 30 years.


The overall investment approach of HIMCO emphasizes security selection and maturity management and seeks a portfolio which is diversified by sector. HIMCO uses what is sometimes referred to as a top-down analysis to determine which sectors may benefit or be harmed from current and future changes in the economy. HIMCO then selects individual securities to buy or sell from selected sectors that, from a yield perspective, appear either attractive or unattractive. Individual securities should possess appropriate credit quality and liquidity characteristics within the context of the overall portfolio. Securities should possess a combination of coupon rate, original issue discount and call protection which will maximize the fund's yield.

--------------------------------------------------------------------------------

MAIN RISKS. The major factors affecting this fund's performance are interest rate risk and credit risk. When interest rates rise, bond prices fall; generally, the longer a bond's maturity, the more sensitive it is to this risk. You could lose money as a result of your investment.

Credit risk refers to the risk that a security's credit rating could be downgraded, which could affect the value and, potentially, the likelihood of repayment of the fund's securities. This risk is greater with junk bonds.

The fund is subject to income risk, which is the potential for a decline in the fund's income due to falling interest rates.

The fund is subject to the possibility that, under certain circumstances, especially during periods of falling interest rates, a bond issuer will "call" -- or repay -- its bonds before their maturity date. The fund may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

Because the fund invests primarily in municipal securities issued by the State of New York and its political subdivisions, the fund will be particularly affected by political and economic conditions and developments in that state. The fund's ability to achieve its goal depends upon the ability of the issuers of New York municipal securities to repay their debt. A downturn in the financial industry could bring on a fiscal crisis in New York City, which has experienced such a crisis before. The risk of a downturn in the U.S. economy, particularly in New York City and New York State, has been heightened by the terrorist attack on the World Trade Center on September 11, 2001. It is likely that New York City and New York State will suffer financial difficulties resulting from the attack, and such difficulties could adversely affect the ability of New York municipal issuers to make prompt payment of principal and interest, and/or result in a default or credit rating downgrade. As a result, this fund may be more volatile than a more geographically diversified municipal fund. The value of the obligations owned by the fund also may be adversely affected by future changes in federal or New York State or New York City income tax laws, including tax rate reductions or the imposition of a flat tax.

Because the fund is considered non-diversified and may take larger positions in individual issuers than other mutual funds, the fund may have greater market fluctuation and price volatility than a fund that maintains a more broadly diversified portfolio. An investment in the fund therefore entails substantial market risk.

THE HARTFORD MUTUAL FUNDS                                                     89

                                             THE HARTFORD TAX-FREE NEW YORK FUND
--------------------------------------------------------------------------------

PAST PERFORMANCE. Because the fund has been in operation for less than one full calendar year, no performance history has been provided.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                               CLASS A    CLASS B    CLASS C
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge as a percentage of
   offering price (load)                        4.50%      5.00%      2.00%
   Maximum load imposed on purchases as a
   percentage of offering price                 4.50%       None      1.00%
   Maximum deferred sales charge (load) (as a
   percentage of redemption proceeds)          None(1)     5.00%      1.00%
   Exchange fees                                 None       None       None

ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the
   fund's assets)
   Management fees                              0.55%      0.55%      0.55%
   Distribution and service (12b-1) fees        0.30%(2)   1.00%      1.00%
   Other expenses(3)                            0.36%      0.39%      0.29%
   Total annual operating expenses(4)           1.21%      1.94%      1.84%


(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge. See "About Your Account: How Sales Charges are Calculated."

(2) The Rule 12b-1 plan applicable to Class A shares of the fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the board of the fund has currently authorized Rule 12b-1 payments of only up to 0.30%.

(3) Estimated.

(4) HIFSCO has voluntarily agreed to limit the total operating expenses of the Class A, Class B and Class C shares of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to 0.95%, 1.65% and 1.65%, respectively. This policy may be discontinued at any time.

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:


EXPENSES (WITH REDEMPTION)                     CLASS A    CLASS B    CLASS C
   Year 1                                       $568       $697       $385
   Year 3                                       $817       $909       $673


You would pay the following expenses if you did not redeem your shares:


EXPENSES (WITHOUT REDEMPTION)                  CLASS A    CLASS B    CLASS C
   Year 1                                       $568       $197       $285
   Year 3                                       $817       $609       $673


 90                                                    THE HARTFORD MUTUAL FUNDS

THE HARTFORD TOTAL RETURN BOND FUND
--------------------------------------------------------------------------------


INVESTMENT GOAL. The Hartford Total Return Bond Fund seeks a competitive total return, with income as a secondary objective.


PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 80% of its assets in bonds. Bonds in which the fund invests include (1) securities issued or guaranteed as to principal or interest by the U.S. Government, its agencies or instrumentalities; (2) non-convertible debt securities issued or guaranteed by U.S. corporations or other issuers (including foreign governments or corporations); (3) asset-backed and mortgage-related securities; and (4) securities issued or guaranteed as to principal or interest by a sovereign government or one of its agencies or political subdivisions, supranational entities such as development banks, non-U.S. corporations, banks or bank holding companies, or other foreign issuers. The fund normally invests at least 70% of its portfolio in investment grade debt securities. The fund may invest up to 30% of its total assets in securities rated in the highest category of below investment grade bonds (securities rated "Ba" by Moody's or "BB" by S&P) or securities which, if unrated, are determined by HIMCO to be of comparable quality. Securities rated below investment grade are commonly referred to as "junk bonds".

The fund invests at least 65% of its total assets in debt securities with a maturity of at least one year. There is no other limit on the maturity of bonds held by the fund or the average maturity of the fund's portfolio. The fund may invest up to 15% of its total assets in preferred stocks, convertible securities, and securities accompanied by warrants to purchase equity securities. The fund will not invest in common stocks directly, but may retain, for reasonable periods of time, common stocks acquired upon conversion of debt securities or upon exercise of warrants acquired with debt securities. The fund may invest up to 30% of its total assets in debt securities of foreign issuers and up to 10% of its total assets in non-dollar securities.

HIMCO uses what is sometimes referred to as a top-down analysis to determine which industries may benefit from current and future changes in the economy. HIMCO then selects individual securities from selected industries that, from a yield perspective, appear to be attractive. HIMCO assesses such factors as a company's business environment, balance sheet, income statement, anticipated earnings and management team.

--------------------------------------------------------------------------------

MAIN RISKS. The major factors affecting this fund's performance are interest rate and credit risk. When interest rates rise, bond prices fall; generally the longer a bond's maturity, the more sensitive it is to this risk. You could lose money as a result of your investment.

Credit risk depends largely on the perceived financial health of bond issuers. In general, lower-rated bonds have higher credit risks. High yield bond prices can fall on bad news about the economy, an industry or a company.

The fund is subject to income risk, which is the potential for a decline in the fund's income due to falling interest rates.

The fund is subject to the possibility that, under certain circumstances, especially during periods of falling interest rates, a bond issuer will "call" -- or repay -- its bonds before their maturity date. The fund may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

High yield bonds and foreign securities may make the fund more sensitive to market or economic shifts in the U.S. and abroad.

Any U.S. government or other guarantees on portfolio securities do not apply to the market value or current yield of the portfolio's securities or to the value of the fund's shares.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

The fund may trade securities actively, which could increase its transaction costs (thus affecting performance) and may increase your taxable distributions.

THE HARTFORD MUTUAL FUNDS                                                     91

                                             THE HARTFORD TOTAL RETURN BOND FUND
--------------------------------------------------------------------------------

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower. The annual return variability of the fund's Class B and C shares for the periods presented in the bar chart would have been substantially similar to that shown for Class A shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class B and C shares for the periods presented in the bar chart would have been lower than the annual returns shown for the fund's Class A shares because of differences in the expenses borne by each class of shares.
The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.
CLASS A TOTAL RETURNS
BY CALENDAR YEAR

(EXCLUDES SALES CHARGES)

--------------------------------------------------------------------------------


 15%
  10
   5
                10.80%     7.48%                 11.26%     7.73%      9.28%
   0
  -5
                                      -2.71%
 -10

                 1997       1998       1999       2000       2001       2002


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

 During the periods shown in the bar chart, the highest quarterly return was 4.10% (4th quarter, 2000) and the lowest quarterly return was -1.52% (2nd quarter, 1997)

--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS
FOR PERIODS ENDING 12/31/2002

(INCLUDES SALES CHARGES)


                                                              LIFE OF FUND
                                          1 YEAR   5 YEARS   (SINCE 7/22/96)
   Class A Return Before Taxes             4.38%    5.52%         6.85%
   Class A Return After Taxes on
   Distributions                           2.06%    3.23%         4.41%
   Class A Return After Taxes on
   Distributions and Sale of Fund Shares   2.65%    3.25%         4.26%
   Class B Return Before Taxes             3.54%    5.44%         6.87%
   Class C Return Before Taxes(1)          6.47%    5.54%         6.69%
   Lehman Brothers U.S. Aggregate Bond
   Index (reflects no deduction for
   fees, expenses or taxes)               10.27%    7.54%         8.16%(2)


INDEX: The Lehman Brothers U.S. Aggregate Bond Index is an unmanaged index and is composed of securities from the Lehman Brothers Government/Credit Bond Index, Mortgage-Backed Securities Index, Asset-Backed Securities Index and Commercial Mortgage-Backed Securities Index. You cannot invest directly in an index.

(1) Class C shares commenced operations on July 31, 1998. Class C share performance prior to July 31, 1998 reflects Class B share performance and operating expenses less Class C share sales charges.

(2) Return is from 7/31/1996 - 12/31/2002.

 92                                                    THE HARTFORD MUTUAL FUNDS

                                             THE HARTFORD TOTAL RETURN BOND FUND
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                               CLASS A    CLASS B    CLASS C
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge as a percentage of
   offering price (load)                        4.50%      5.00%      2.00%
   Maximum load imposed on purchases as a
   percentage of offering price                 4.50%       None      1.00%
   Maximum deferred sales charge (load) (as a
   percentage of redemption proceeds)            None(1)   5.00%      1.00%
   Exchange fees                                 None       None       None

ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the
   fund's assets)
   Management fees                              0.65%      0.65%      0.65%
   Distribution and service (12b-1) fees        0.30%(2)   1.00%      1.00%
   Other expenses                               0.42%      0.45%      0.33%
   Total annual operating expenses(3)           1.37%(2)   2.10%      1.98%


(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge. See "About Your Account: How Sales Charges are Calculated."


(2) The Rule 12b-1 plan applicable to Class A shares of the fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the board of the fund has currently authorized Rule 12b-1 payments of only up to 0.30%. As a result, the distribution and service (12b-1) fees and total annual operating expenses have been restated to reflect the current maximum 12b-1 fee.


(3) HIFSCO has voluntarily agreed to limit the total operating expenses of the Class A, Class B and Class C shares of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to 1.25%, 1.95% and 1.95%, respectively. This policy may be discontinued at any time.

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:


EXPENSES (WITH REDEMPTION)                     CLASS A    CLASS B    CLASS C
   Year 1                                      $  583     $  713     $  399
   Year 3                                      $  864     $  958     $  715
   Year 5                                      $1,166     $1,329     $1,157
   Year 10                                     $2,022     $2,245     $2,383


You would pay the following expenses if you did not redeem your shares:


EXPENSES (WITHOUT REDEMPTION)                  CLASS A    CLASS B    CLASS C
   Year 1                                      $  583     $  213     $  299
   Year 3                                      $  864     $  658     $  715
   Year 5                                      $1,166     $1,129     $1,157
   Year 10                                     $2,022     $2,245     $2,383


THE HARTFORD MUTUAL FUNDS                                                     93

THE HARTFORD U.S. GOVERNMENT SECURITIES FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford U.S. Government Securities Fund seeks to provide current income while maintaining preservation of capital consistent with prudent investment risk.

PRINCIPAL INVESTMENT STRATEGY. The fund pursues its objective by investing, under normal circumstances, at least 80% of its assets in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. The fund invests both in U.S. Treasury obligations and in obligations of U.S. Government agencies and instrumentalities. The fund may invest a significant portion of its assets in mortgage-backed securities issued by U.S. Government agencies. The fund may also invest in asset-backed and commercial mortgage-backed securities issued by private entities.

To achieve its goal of current income consistent with prudent investment risk, the fund selects securities that appear from a yield perspective to be attractive. The fund tends to focus on maintaining a bond portfolio with an average life of between seven and fourteen years.

For its most recent fiscal year, the fund's annual portfolio turnover rate exceeded 200%.

--------------------------------------------------------------------------------

MAIN RISKS. The major factors affecting this fund's performance are interest rate and credit risk. When interest rates rise, bond prices fall; generally, the longer a bond's maturity, the more sensitive it is to this risk. You could lose money as a result of your investment.

Credit risk refers to the risk that a security's credit rating could be downgraded, which could affect the value and, potentially, the likelihood of repayment of the fund's securities.

The fund is subject to income risk, which is the potential for a decline in the fund's income due to falling interest rates.

The fund is subject to the possibility that, under certain circumstances, especially during periods of falling interest rates, a bond issuer will "call" -- or repay -- its bonds before their maturity date. The fund may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

Because the fund may invest significantly in mortgage-and asset-backed securities, it is subject to prepayment risk and extension risk. Similar to call risk, prepayment risk is the risk that falling interest rates could cause faster than expected prepayments of the mortgages and loans underlying the fund's mortgage- and asset-backed securities. These prepayments pass through to the fund, which must reinvest them at a time when interest rates on new mortgage- and asset-backed investments are falling, reducing the fund's income. Extension risk is the risk that rising interest rates could cause mortgage and loan prepayments to slow, which could increase the interest rate sensitivity of the fund's mortgage- and asset-backed securities.

Any U.S. government or other guarantees on portfolio securities do not apply to the market value or current yield of the portfolio's securities or to the value of the fund's shares.


The fund trades securities very actively, which increases its transaction costs (thus affecting performance) and may increase your taxable distributions.


 94                                                    THE HARTFORD MUTUAL FUNDS

                                    THE HARTFORD U.S. GOVERNMENT SECURITIES FUND
--------------------------------------------------------------------------------

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures in the table do. If sales charges were reflected in the bar chart, returns would have been lower. Because Class A, B and C shares were not offered prior to February 19, 2002, performance history prior to that time is based upon that of the fund's Class E, M and N shares (these classes are not offered in this prospectus), respectively. Returns in the table have been adjusted to reflect the sales charge structure of the Class A, B and C shares. Returns for the fund's Class A, B and C shares would have been substantially similar to those of the fund's Class E, M and N shares because all of the fund's shares are invested in the same portfolio of securities, and would have differed only to the extent that the classes do not have the same expenses. Because expenses for the Class A, B and C shares are higher than for the Class E, M and N shares, respectively, Class A, B and C share returns would have been lower for the periods presented in the bar chart and table.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and would vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. The following information includes the fund's performance when it was managed by a previous investment adviser.
CLASS A TOTAL RETURNS
BY CALENDAR YEAR(1)

(EXCLUDES SALES CHARGES)

--------------------------------------------------------------------------------


 16%
  12
   8
   4
               8.31%             15.97%   3.36%    8.92%    8.52%             11.50%   7.49%    10.82%
   0
  -4
                        -5.64%                                       -1.99%
  -8

                1993     1994     1995     1996     1997     1998     1999     2000     2001     2002


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

 During the periods shown in the bar chart, the highest quarterly return was 5.19% (3rd quarter, 2001) and the lowest quarterly return was -3.60% (1st quarter, 1994)

--------------------------------------------------------------------------------

 (1) Class A shares commenced operations on February 19, 2002. Performance prior to that date is that of the fund's Class E shares, which have different operating expenses.

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/2002

(INCLUDES SALES CHARGES)


                                          1 YEAR   5 YEARS   10 YEARS   SINCE INCEPTION
   Class A Return Before Taxes(1)          5.86%    6.18%     6.05%            N/A
   Class A Return After Taxes on
   Distributions(1)                        4.30%    4.00%     3.50%            N/A
   Class A Return After Taxes on
   Distributions and Sale of Fund
   Shares(1)                               2.64%    3.77%     3.46%            N/A
   Class B Return Before Taxes(1)          4.97%    5.81%       N/A          6.87%(2)
   Class C Return Before Taxes(1)          7.87%    5.78%       N/A          6.73%(2)
   Lehman Brothers U.S. Government Index
   (reflects no deduction for fees,
   expenses or taxes)                     11.50%    7.77%     7.56%          8.79%(3)
   Lehman Brothers Intermediate
   Government Bond Index (reflects no
   deduction for fees, expenses or
   taxes)                                  9.64%    7.44%     6.91%          8.01%(3)



INDICES: The Lehman Brothers U.S. Government Index is an unmanaged index of government bonds with maturities of one year or more. The Lehman Brothers Intermediate Government Bond Index is an unmanaged index of government bonds with maturities of between one and ten years. The fund has changed its benchmark from the Lehman Brothers Intermediate Government Bond Index to the Lehman Brothers U.S. Government Index because the fund's investment manager believes the Lehman Brothers U.S. Government Index is better suited to the investment strategy of the fund. You cannot invest directly in an index.


(1) Class A, B and C shares commenced operations on February 19, 2002. Class A, B and C share performance prior to February 19, 2002 reflects Class E, M and N share performance and operating expenses less Class A, B or C share sales charges, respectively.

(2) Class B and Class C performance information is based on the inception date of Class M and Class N shares, 11/14/94.

(3) Return is from 11/30/1994 - 12/31/2002.

THE HARTFORD MUTUAL FUNDS                                                     95

                                    THE HARTFORD U.S. GOVERNMENT SECURITIES FUND
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                               CLASS A    CLASS B    CLASS C
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge as a percentage of
   offering price (load)                        4.50%      5.00%      2.00%
   Maximum load imposed on purchases as a
   percentage of offering price                 4.50%       None      1.00%
   Maximum deferred sales charge (load) (as a
   percentage of redemption proceeds)            None(1)   5.00%      1.00%
   Exchange fees                                 None       None       None

ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the
   fund's assets)
   Management fees                              0.72%      0.72%      0.72%
   Distribution and service (12b-1) fees        0.30%(2)   1.00%      1.00%
   Other expenses                               0.52%      0.56%      0.39%
   Total annual operating expenses(3)           1.54%(2)   2.28%      2.11%


(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge. See "About Your Account: How Sales Charges are Calculated."


(2) The Rule 12b-1 plan applicable to Class A shares of the fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the board of the fund has currently authorized Rule 12b-1 payments of only up to 0.30%. As a result, the distribution and service (12b-1) fees and total annual operating expenses have been restated to reflect the current maximum 12b-1 fee.


(3) HIFSCO has voluntarily agreed to limit the total operating expenses of the Class A, Class B and Class C shares of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to 1.20%, 1.90% and 1.90%, respectively. This policy may be discontinued at any time.

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:


EXPENSES (WITH REDEMPTION)                     CLASS A    CLASS B    CLASS C
   Year 1                                      $  600     $  731     $  412
   Year 3                                      $  915     $1,012     $  754
   Year 5                                      $1,252     $1,420     $1,223
   Year 10                                     $2,202     $2,430     $2,517


You would pay the following expenses if you did not redeem your shares:


EXPENSES (WITHOUT REDEMPTION)                  CLASS A    CLASS B    CLASS C
   Year 1                                      $  600     $  231     $  312
   Year 3                                      $  915     $  712     $  754
   Year 5                                      $1,252     $1,220     $1,223
   Year 10                                     $2,202     $2,430     $2,517


 96                                                    THE HARTFORD MUTUAL FUNDS

THE HARTFORD VALUE FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL.  The Hartford Value Fund seeks long-term total return.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 80% of its assets in equity securities of companies with market capitalizations above $3 billion. The fund may invest up to 20% of its total assets in the securities of foreign issuers and non-dollar securities.


The fund's investment approach is based on the fundamental analysis of companies with market capitalizations above $3 billion and estimated below-average price-to-earnings ratio. Fundamental analysis involves the assessment of company-specific factors such as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends and other related measures or indicators of value. The typical purchase candidate may be characterized as an overlooked company with sound fundamentals. Holdings are frequently in viable, growing businesses with good financial strength in industries that are temporarily out of favor and under-researched by institutions, but provide the potential for above-average total returns and which sell at estimated below-average price-to-earnings multiples. Portfolio construction is driven primarily by security selection. Market timing is not employed, and limited consideration is given to economic analysis in establishing sector and industry weightings. The portfolio employs what is often called a "bottom up" approach, which is the use of fundamental analysis to select specific securities from a variety of industries. Fundamental analysis involves the assessment of company-specific factors such as business environment, management quality, balance sheet, income statement, revenues, anticipated earnings and other related measures or indicators of value.


--------------------------------------------------------------------------------


MAIN RISKS. As with most equity funds, the value of your investment in the fund may go down in response to overall stock market movements and trends. You could lose money as a result of your investment. The fund's focus on companies with market capitalizations above $3 billion significantly influences its performance. Stocks of companies with such market capitalizations as a group can fall out of favor with the market causing the fund to perform more poorly than funds that focus on smaller capitalization stocks.


Following a value orientation towards selecting securities entails special risks, particularly when used as part of a "contrarian" approach to evaluating issuers. Overlooked or otherwise undervalued securities entail a significant risk of never attaining their potential value.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax law changes to governmental collapse.

Wellington Management's investment strategy will significantly influence the fund's performance. If Wellington's strategy for selecting individual securities does not produce the desired results, the fund could underperform its peers or lose money.

THE HARTFORD MUTUAL FUNDS                                                     97

                                                         THE HARTFORD VALUE FUND
--------------------------------------------------------------------------------

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows the fund's total return for the first full calendar year of the fund's operation, while the table shows how the fund's performance for the same time period and since inception compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower.

The annual return variability of the fund's Class B and C shares for the period presented in the bar chart would have been substantially similar to that shown for Class A shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class B and C shares for the period presented in the bar chart would have been lower than the annual return shown for the fund's Class A shares because of differences in the expenses borne by each class of shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.

CLASS A TOTAL RETURN
FOR CALENDAR YEAR 2002

(EXCLUDES SALES CHARGES)

--------------------------------------------------------------------------------

 20%
  10
   0
 -10
                                        -23.16%
 -20
 -30

                                         2002


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

 During the period shown in the bar chart, the highest quarterly return was 6.62% (4th quarter, 2002) and the lowest quarterly return was -19.93% (3rd quarter, 2002)

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
FOR PERIODS ENDING 12/31/2002

(INCLUDES SALES CHARGES)


                                                     LIFE OF FUND
                                          1 YEAR    (SINCE 4/30/01)
   Class A Return Before Taxes            -27.38%       -18.12%
   Class A Return After Taxes on
   Distributions                          -27.60%       -18.41%
   Class A Return After Taxes on
   Distributions and Sale of Fund Shares  -16.81%       -14.43%
   Class B Return Before Taxes            -27.58%       -17.98%
   Class C Return Before Taxes            -25.43%       -16.40%
   Russell 1000 Value Index (reflects no
   deduction for fees, expenses or
   taxes)                                 -15.52%       -12.00%


INDEX: The Russell 1000 Value Index is an unmanaged index measuring the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values. (The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest U.S. companies based on total market capitalizations.) You cannot invest directly in an index.

 98                                                    THE HARTFORD MUTUAL FUNDS

                                                         THE HARTFORD VALUE FUND
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                               CLASS A    CLASS B    CLASS C
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge as a percentage of
   offering price (load)                        5.50%      5.00%      2.00%
   Maximum load imposed on purchases as a
   percentage of offering price                 5.50%       None      1.00%
   Maximum deferred sales charge (load) (as a
   percentage of redemption proceeds)          None(1)     5.00%      1.00%
   Exchange fees                                 None       None       None

ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the
   fund's assets)
   Management fees                              0.80%      0.80%      0.80%
   Distribution and service (12b-1) fees        0.30%(2)   1.00%      1.00%
   Other expenses                               0.48%      0.51%      0.41%
   Total annual operating expenses(3)           1.58%(2)   2.31%      2.21%


(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge. See "About Your Account: How Sales Charges are Calculated."


(2) The Rule 12b-1 plan applicable to Class A shares of the fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the board of the fund has currently authorized Rule 12b-1 payments of only up to 0.30%. As a result, the distribution and service (12b-1) fees and total annual operating expenses have been restated to reflect the current maximum 12b-1 fee.


(3) HIFSCO has voluntarily agreed to limit the total operating expenses of the Class A, Class B and Class C shares of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to 1.45%, 2.15% and 2.15%, respectively. This policy may be discontinued at any time.

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:


EXPENSES (WITH REDEMPTION)                     CLASS A    CLASS B    CLASS C
   Year 1                                      $  702     $  734     $  422
   Year 3                                      $1,021     $1,021     $  784
   Year 5                                      $1,363     $1,435     $1,273
   Year 10                                     $2,325     $2,463     $2,619


You would pay the following expenses if you did not redeem your shares:


EXPENSES (WITHOUT REDEMPTION)                  CLASS A    CLASS B    CLASS C
   Year 1                                      $  702     $  234     $  322
   Year 3                                      $1,021     $  721     $  784
   Year 5                                      $1,363     $1,235     $1,273
   Year 10                                     $2,325     $2,463     $2,619


THE HARTFORD MUTUAL FUNDS                                                     99

THE HARTFORD VALUE OPPORTUNITIES FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford Value Opportunities Fund seeks short- and long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests primarily in equity securities of companies covering a broad range of industries and market capitalizations, focusing on securities that Wellington Management believes are undervalued and have the potential for appreciation. The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities.

The fund's investment strategy employs a contrarian approach to stock selection, favoring securities that appear to be undervalued in the marketplace. The approach demands an emphasis on extensive research to identify stocks of companies whose fundamentals are not adequately reflected in the market price of their securities. Valuation techniques are a key component of the fund's investment approach. A stock's value is evaluated on three primary criteria: its price-to-earnings ratio, issuer's earnings power and growth potential. Stocks are selected whose issuers have the most compelling blend of the following attributes:

     -  high fundamental investment value,

     -  strong management team, and

     -  strong industry position.

--------------------------------------------------------------------------------

MAIN RISKS. As with most equity funds, the value of your investment in the fund may go down in response to overall stock market movements and trends. Because the fund invests in small, medium and large companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Stocks of small or mid-sized companies may be more risky than stocks of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer from isolated setbacks. You could lose money as a result of your investment.

Following a value orientation towards selecting securities entails special risks, particularly when used as part of a "contrarian" approach to evaluating issuers. Overlooked or otherwise undervalued securities entail a risk of never attaining their potential value.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax law changes to governmental collapse.

Wellington Management's investment strategy will significantly influence the fund's performance. If Wellington's strategy for selecting individual securities does not produce the desired results, the fund could underperform its peers or lose money.

The fund may trade securities actively, which could increase its transaction costs (thus affecting performance) and may increase your taxable distributions.

 100                                                   THE HARTFORD MUTUAL FUNDS

                                           THE HARTFORD VALUE OPPORTUNITIES FUND
--------------------------------------------------------------------------------

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures in the table do. If sales charges were reflected in the bar chart, returns would have been lower. Because Class A, B and C shares were not offered prior to February 19, 2002, performance history prior to that time is based upon that of the fund's Class L, M and N shares (these classes are not offered in this prospectus), respectively. Returns in the table have been adjusted to reflect the sales charge structure of the Class A, B and C shares. Returns for the fund's Class A, B and C shares would have been substantially similar to those of the fund's Class L, M and N shares because all of the fund's shares are invested in the same portfolio of securities, and would have differed only to the extent that the classes do not have the same expenses. Because expenses for the Class A, B and C are higher than for the Class L, M and N shares, respectively, Class A, B and C share returns would have been lower for the periods presented in the bar chart and table.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and would vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. The following information includes the fund's performance when it was managed by a previous investment adviser.
CLASS A TOTAL RETURNS
BY CALENDAR YEAR(1)

(EXCLUDES SALES CHARGES)

--------------------------------------------------------------------------------


 30%
  20
  10
               19.88%    24.81%     8.38%     8.84%    18.84%
   0
 -10
                                                                 -3.99%    -25.57%
 -20
 -30

                1996      1997      1998      1999      2000      2001      2002


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

 During the periods shown in the bar chart, the highest quarterly return was 15.78% (4th quarter, 1998) and the lowest quarterly return was -18.38% (3rd quarter, 2001)

--------------------------------------------------------------------------------

 (1) Class A shares commenced operations on February 19, 2002. Performance prior to that date is that of the fund's Class L shares, which have different operating expenses.

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/2002

(INCLUDES SALES CHARGES)


                                                               LIFE OF FUND
                                          1 YEAR    5 YEARS   (SINCE 1/2/96)
   Class A Return Before Taxes(1)         -29.69%   -1.10%        5.10%
   Class A Return After Taxes on
   Distributions(1)                       -29.67%   -1.91%        2.47%
   Class A Return After Taxes on
   Distributions and Sale of Fund
   Shares(1)                              -17.87%   -5.70%        3.66%
   Class B Return Before Taxes(1)         -29.81%   -0.99%        5.17%
   Class C Return Before Taxes(1)         -27.83%   -1.11%        5.03%
   Russell 3000 Value Index (reflects no
   deduction for fees, expenses or
   taxes)                                 -15.18%    1.19%        9.34%(2)


INDEX: The Russell 3000 Value Index is an unmanaged index measuring the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. (The Russell 3000 Index is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization.) You cannot invest directly in an index.

(1) Class A, B and C shares commenced operations on February 19, 2002. Class A, B and C share performance prior to February 19, 2002 reflects Class L, M and N share performance and operating expenses less Class A, B or C share sales charges, respectively.


(2) Return is from 12/31/1995 - 12/31/2002.


THE HARTFORD MUTUAL FUNDS                                                    101

                                           THE HARTFORD VALUE OPPORTUNITIES FUND
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                               CLASS A    CLASS B    CLASS C
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge as a percentage of
   offering price (load)                        5.50%      5.00%      2.00%
   Maximum load imposed on purchases as a
   percentage of offering price                 5.50%       None      1.00%
   Maximum deferred sales charge (load) (as a
   percentage of redemption proceeds)            None(1)   5.00%      1.00%
   Exchange fees                                 None       None       None

ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the
   fund's assets)
   Management fees                              1.00%      1.00%      1.00%
   Distribution and service (12b-1) fees        0.30%(2)   1.00%      1.00%
   Other expenses                               0.52%      0.61%      0.48%
   Total annual operating expenses(3)           1.87%(2)   2.61%      2.48%


(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge. See "About Your Account: How Sales Charges are Calculated."


(2) The Rule 12b-1 plan applicable to Class A shares of the fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the board of the fund has currently authorized Rule 12b-1 payments of only up to 0.30%. As a result, the distribution and service (12b-1) fees and total annual operating expenses have been restated to reflect the current maximum 12b-1 fee.


(3) HIFSCO has voluntarily agreed to limit the total operating expenses of the Class A, Class B and Class C shares of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to 1.45%, 2.15% and 2.15%, respectively. This policy may be discontinued at any time.

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:


EXPENSES (WITH REDEMPTION)                     CLASS A    CLASS B    CLASS C
   Year 1                                      $  729     $  764     $  449
   Year 3                                      $1,105     $1,111     $  865
   Year 5                                      $1,505     $1,585     $1,407
   Year 10                                     $2,620     $2,764     $2,888


You would pay the following expenses if you did not redeem your shares:


EXPENSES (WITHOUT REDEMPTION)                  CLASS A    CLASS B    CLASS C
   Year 1                                      $  729     $  264     $  349
   Year 3                                      $1,105     $  811     $  865
   Year 5                                      $1,505     $1,385     $1,407
   Year 10                                     $2,620     $2,764     $2,888


 102                                                   THE HARTFORD MUTUAL FUNDS

INVESTMENT STRATEGIES AND INVESTMENT MATTERS

--------------------------------------------------------------------------------

INVESTMENT RISKS GENERALLY

There is no assurance that a fund will achieve its investment goal (investment objective), and investors should not consider any one fund alone to be a complete investment program. As with all mutual funds, there is a risk that an investor could lose money by investing in a fund.


The different types of securities, investments, and investment techniques used by each fund all have attendant risks of varying degrees. For example, with respect to equity securities, there can be no assurance of capital appreciation and an investment in any stock is subject to, among other risks, the risk that the stock market as a whole may decline, thereby depressing the stock's price (market risk), or the risk that the price of a particular issuer's stock may decline due to its financial results (financial risk). With respect to debt securities, there exists, among other risks, the risk that the issuer of a security may not be able to meet its obligations on interest or principal payments at the time required by the instrument (credit risk, a type of financial risk). In addition, the value of debt instruments and other income-bearing securities generally rises and falls inversely with prevailing current interest rates (interest rate risk, a type of market risk). As described below, an investment in certain of the funds entails special additional risks as a result of their ability to invest a substantial portion of their assets in foreign investments or securities of small capitalization companies.



USE OF MONEY MARKET INVESTMENTS FOR TEMPORARY DEFENSIVE PURPOSES

From time to time, as part of its principal investment strategy, each fund (other than the Money Market Fund, which may invest in high-quality money market securities at any time) may invest some or all of its assets in high quality money market securities for temporary defensive purposes in response to adverse market, economic or political conditions. To the extent a fund is in a defensive position, the fund may lose the benefit of upswings and limit its ability to meet its investment objective. For Tax-Free California Fund, Tax-Free Minnesota Fund, Tax-Free National Fund and Tax-Free New York Fund, being in a defensive position could result in a portion of the funds' regular income distribution being taxable.



USE OF OPTIONS, FUTURES AND OTHER DERIVATIVES

Although not a principal investment strategy, except with respect to Income Fund and Inflation Plus Fund which may utilize derivatives as part of their principal investment strategy as set forth in the Principal Investment Strategy section for each of these funds, each fund (other than the Money Market Fund) may purchase and sell options, enter into futures contracts and/or utilize other derivative contracts and securities with respect to stocks, bonds, groups of securities (such as financial indices), foreign currencies or interest rates. These techniques permit a fund to gain exposure to a particular security, group of securities, interest rate or index, and thereby have the potential for a fund to earn returns that are similar to those which would be earned by direct investments in those securities or instruments.


These techniques are also used to manage risk by hedging a fund's portfolio investments. Hedging techniques may not always be available to the funds, and it may not always be feasible for a fund to use hedging techniques even when they are available.

Derivatives have risks, however. If the issuer of the derivative instrument does not pay the amount due, a fund could lose money on the instrument. In addition, the underlying security or investment on which the derivative is based, or the derivative itself, may not perform the way the manager expected. As a result, the use of these techniques may result in losses to a fund or increase volatility in a fund's performance. Some derivatives are sophisticated instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. Derivative securities are subject to market risk, which could be significant for those that have a leveraging effect. Investments in derivatives may cause the Tax-Free California Fund, Tax-Free Minnesota Fund, Tax-Free National Fund and Tax-Free New York Fund to earn income that is taxable when distributed to shareholders.

FOREIGN INVESTMENTS

The funds, other than the Money Market Fund, Short Duration Fund, Tax-Free California Fund, Tax-Free Minnesota Fund, Tax-Free National Fund, Tax-Free New York Fund, and U.S. Government Securities Fund, may invest in securities of foreign issuers and non-dollar securities as part of their principal investment strategy. The Money Market Fund and Short Duration Fund may invest in securities of foreign issuers, but not in non-dollar securities, as part of their principal investment strategy. The U.S. Government Securities Fund may

THE HARTFORD MUTUAL FUNDS                                                    103
invest in bonds issued or guaranteed by the Canadian government or its agencies, but not as part of its principal investment strategy.

Investments in the securities of foreign issuers or investments in non-dollar securities involve significant risks that are not typically associated with investing in U.S. dollar-denominated securities or securities of domestic issuers. Such investments may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and in exchange control regulations. Some foreign stock markets (and other securities markets) may have substantially less volume than, for example, the New York Stock Exchange (or other domestic markets) and securities of some foreign issuers may be less liquid than securities of comparable domestic issuers. Commissions and dealer mark-ups on transactions in foreign investments may be higher than for similar transactions in the United States. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, on certain occasions, such procedures have been unable to keep pace with the volume of securities transactions, thus making it difficult to execute such transactions. The inability of a fund to make intended investments due to settlement problems could cause it to miss attractive investment opportunities. Inability to dispose of portfolio securities or other investments due to settlement problems could result either in losses to the fund due to subsequent declines in value of the portfolio investment or, if the fund has entered into a contract to sell the investment, could result in possible liability to the purchaser.

Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies, and there may be less publicly available information about a foreign issuer than about a domestic one. In addition, there is generally less government regulation of stock exchanges, brokers, and listed and unlisted issuers in foreign countries than in the United States. Furthermore, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, imposition of withholding taxes on dividend or interest payments, limitations on the removal of cash or other assets of a fund, or political or social instability or diplomatic developments which could affect investments in those countries. Individual foreign economies also may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

INVESTMENTS IN EMERGING MARKETS

International Capital Appreciation Fund and International Small Company Fund may invest in emerging markets as part of their principal investment strategy. All other funds, except Inflation Plus Fund, Money Market Fund, Short Duration Fund, Tax-Free California Fund, Tax-Free Minnesota Fund, Tax-Free National Fund, Tax-Free New York Fund and U.S. Government Securities Fund, may invest in emerging markets, but not as a principal investment strategy.

The securities markets of Asian, Latin American, Eastern European, African and other emerging countries are less liquid, are especially subject to greater price volatility, have smaller market capitalizations, have less government regulation and are not subject to as extensive and frequent accounting, financial and other reporting requirements as the securities markets of more developed countries. Further, investment in equity securities of issuers located in Russia and certain other emerging countries involves risk of loss resulting from problems in share registration and custody and substantial economic and political disruptions. These risks are not normally associated with investments in more developed countries.


SMALL CAPITALIZATION COMPANIES

Global Communications Fund, Global Financial Services Fund, Global Health Fund, Global Technology Fund, Growth Opportunities Fund, International Small Company Fund, Small Company Fund, SmallCap Growth Fund, and Value Opportunities Fund may invest in securities of small capitalization companies as part of their principal investment strategy. Advisers Fund, Capital Appreciation Fund, Dividend and Growth Fund, Focus Fund, Global Leaders Fund, Growth and Income Fund, Growth Fund, High Yield Fund, International Capital Appreciation Fund, International Opportunities Fund, MidCap Fund, MidCap Value Fund, Stock Fund, Total Return Bond Fund and Value Fund may hold securities of such companies, but not as a principal investment strategy.


Historically, small market capitalization stocks and stocks of recently organized companies have been more volatile in price than the larger market capitalization stocks often included in the S&P 500 Index. As a result, investing in the securities of such companies involves greater risk and the possibility of greater portfolio price volatility. Among the reasons for the greater price volatility of these small company and unseasoned stocks are the less certain growth prospects of smaller firms and the lower degree of liquidity in the markets for such stocks. Small company stocks are frequently thinly traded and may

 104                                                   THE HARTFORD MUTUAL FUNDS
have to be sold at a discount from current market prices or sold in small lots over an extended period of time. Small companies also often have limited product lines, markets or financial resources; may depend on or use a few key personnel for management; and may be susceptible to losses and risks of bankruptcy. The transaction costs associated with small company stocks are often higher than those of larger capitalization companies.

ABOUT EACH FUND'S INVESTMENT GOAL

Each fund's investment goal (or objective) may be changed without approval of the shareholders of the fund. A fund may not be able to achieve its goal.


CONSEQUENCES OF PORTFOLIO TRADING PRACTICES

Capital Appreciation Fund, Focus Fund, Global Financial Services Fund, Global Leaders Fund, Global Technology Fund, Growth Fund, Growth Opportunities Fund, Income Fund, Inflation Plus Fund, International Capital Appreciation Fund, International Opportunities Fund, International Small Company Fund, MidCap Fund, Short Duration Fund, SmallCap Growth Fund, Small Company Fund, Total Return Bond Fund, U.S. Government Securities Fund and Value Opportunities Fund are expected to have relatively high portfolio turnover. The other funds may, at times, engage in short-term trading. Short-term trading could produce higher brokerage expenses for a fund and higher taxable distributions to the fund's shareholders. Except for the Tax-Free Funds, the funds are not managed to achieve a particular tax result for shareholders. Shareholders should consult their own tax adviser for individual tax advice.



TERMS USED IN THIS PROSPECTUS

Equity Securities: Equity securities include common stock, preferred stock, securities convertible into common or preferred stock and warrants or rights to acquire common stock, including options.


Foreign issuers: Foreign issuers include (1) companies organized outside the United States; (2) foreign governments and agencies or instrumentalities of foreign governments; and (3) issuers whose economic fortunes and risks are primarily linked with markets outside the United States. Certain companies organized outside the United States may not be deemed to be foreign issuers if the issuer's economic fortunes and risks are primarily linked with U.S. markets.

Non-Dollar Securities: Securities denominated or quoted in foreign currency or paying income in foreign currency.

INVESTMENT POLICIES

Global Communications Fund, Global Financial Services Fund, Global Health Fund, Global Technology Fund, High Yield Fund, International Small Company Fund, MidCap Fund, MidCap Value Fund, Small Company Fund, SmallCap Growth Fund, Stock Fund and U.S. Government Securities Fund have names which suggest a focus on a particular type of investment. In accordance with Rule 35d-1 under the Investment Company Act of 1940 (the "1940 Act"), each of these funds has adopted a policy that it will, under normal circumstances, invest at least 80% of the value of its assets in investments of the type suggested by its name. For this policy, "assets" means net assets plus the amount of any borrowings for investment purposes. In addition, in appropriate circumstances, synthetic investments may be included in the 80% basket if they have economic characteristics similar to the other investments included in the basket. A fund's policy to invest at least 80% of its assets in such a manner is not a "fundamental" one, which means that it may be changed without the vote of a majority of the fund's outstanding shares as defined in the 1940 Act. The name of each of these funds may be changed at any time by a vote of the fund's board of directors. However, Rule 35d-1 also requires that shareholders be given written notice at least 60 days prior to any change by a fund of its 80% investment policy covered by Rule 35d-1.

Tax-Free California Fund, Tax-Free Minnesota Fund, Tax-Free National Fund and Tax-Free New York Fund each also has a name which suggests a focus on a particular type of investment. In accordance with Rule 35d-1, each of these funds has adopted a policy that it will, under normal circumstances, invest at least 80% of the value of its assets in investments the income from which is exempt from federal income tax and, with respect to Tax-Free California Fund, Tax-Free Minnesota Fund and Tax-Free New York Fund, the income tax of California, Minnesota or New York State and New York City, respectively. For this policy, "assets" means net assets plus the amount of any borrowings for investment purposes. In addition, in appropriate circumstances, synthetic investments may be included in the 80% basket if they have economic characteristics similar to the other investments included in the basket. A fund's policy to invest at least 80% of its assets in such a manner is a "fundamental" one for each of Tax-Free California Fund, Tax-Free Minnesota Fund, Tax-Free National Fund and Tax-Free New York Fund, which means that it may not be changed without the vote

THE HARTFORD MUTUAL FUNDS                                                    105
of a majority of the fund's outstanding shares as defined in the 1940 Act.

ADDITIONAL INVESTMENT STRATEGIES AND RISKS

Each fund may invest in various securities and engage in various investment techniques which are not the principal focus of the fund and therefore are not described in this prospectus. These securities and techniques, together with their risks, are discussed in the funds' Combined Statement of Additional Information ("SAI") which may be obtained free of charge by contacting the funds (see back cover for address and phone number).

 106                                                   THE HARTFORD MUTUAL FUNDS

                                                         MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------


THE INVESTMENT MANAGER

Hartford Investment Financial Services, LLC ("HIFSCO") is the investment manager to each fund. HIFSCO is a wholly-owned indirect subsidiary of The Hartford Financial Services Group, Inc. ("The Hartford"), a Connecticut financial services company with over $182 billion in assets as of December 31, 2002. At the same time, HIFSCO had over $14.4 billion in assets under management. HIFSCO is responsible for the management of each fund and supervises the activities of the investment sub-advisers described below. HIFSCO is principally located at 200 Hopmeadow Street, Simsbury, Connecticut 06089.



THE INVESTMENT SUB-ADVISERS

Wellington Management Company, LLP is the investment sub-adviser to each of the funds, other than those subadvised by HIMCO. Wellington Management, a Massachusetts limited liability partnership, is a professional investment counseling firm that provides services to investment companies, employee benefit plans, endowments, foundations and other institutions and individuals. Wellington Management and its predecessor organizations have provided investment advisory services since 1928. As of December 31, 2002 Wellington Management had investment management authority over approximately $303 billion in assets. Wellington Management is principally located at 75 State Street, Boston, Massachusetts 02109.



Hartford Investment Management Company ("HIMCO(R)") is the investment sub-adviser to the High Yield Fund, Income Fund, Inflation Plus Fund, Money Market Fund, Short Duration Fund, Tax-Free California Fund, Tax-Free Minnesota Fund, Tax-Free National Fund, Tax-Free New York Fund, Total Return Bond Fund and U.S. Government Securities Fund. HIMCO is a professional money management firm that provides services to investment companies, employee benefit plans and insurance companies. HIMCO is a wholly-owned subsidiary of The Hartford. As of December 31, 2002 HIMCO and its wholly-owned subsidiary had investment management authority over approximately $88.5 billion in assets. HIMCO is principally located at 55 Farmington Avenue, Hartford, Connecticut 06105.

MANAGEMENT FEES

Each fund pays a monthly management fee to HIFSCO based on a stated percentage of the fund's average daily net asset value as follows:

FOCUS FUND, GLOBAL COMMUNICATIONS FUND, GLOBAL FINANCIAL SERVICES FUND, GLOBAL HEALTH FUND AND GLOBAL TECHNOLOGY FUND

NET ASSET VALUE                         ANNUAL RATE
---------------                         -----------
First $500,000,000                         1.00%
Next $500,000,000                          0.95%
Amount Over $1 Billion                     0.90%

INTERNATIONAL CAPITAL APPRECIATION FUND AND INTERNATIONAL SMALL COMPANY FUND

NET ASSET VALUE                         ANNUAL RATE
---------------                         -----------
First $500,000,000                         1.00%
Next $500,000,000                          0.90%
Amount Over $1 Billion                     0.85%

GROWTH FUND, GROWTH OPPORTUNITIES FUND, SMALLCAP GROWTH FUND AND VALUE OPPORTUNITIES FUND

NET ASSET VALUE                         ANNUAL RATE
---------------                         -----------
First $100,000,000                         1.00%
Next $150,000,000                          0.80%
Amount Over $250 Million                   0.70%

GLOBAL LEADERS FUND, INTERNATIONAL OPPORTUNITIES FUND, MIDCAP FUND, MIDCAP VALUE FUND AND SMALL COMPANY FUND

NET ASSET VALUE                         ANNUAL RATE
---------------                         -----------
First $500,000,000                         0.85%
Next $500,000,000                          0.75%
Amount Over $1 Billion                     0.70%

TAX-FREE NATIONAL FUND AND U.S. GOVERNMENT SECURITIES FUND

NET ASSET VALUE                         ANNUAL RATE
---------------                         -----------
First $50,000,000                          0.80%
Amount Over $50,000,000                    0.70%


CAPITAL APPRECIATION FUND, GROWTH AND INCOME FUND, STOCK FUND AND VALUE FUND


NET ASSET VALUE                         ANNUAL RATE
---------------                         -----------
First $500,000,000                         0.80%
Next $500,000,000                          0.70%
Amount Over $1 Billion                     0.65%

THE HARTFORD MUTUAL FUNDS                                                    107

MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

ADVISERS FUND, DIVIDEND AND GROWTH FUND AND HIGH YIELD FUND

NET ASSET VALUE                         ANNUAL RATE
---------------                         -----------
First $500,000,000                         0.75%
Next $500,000,000                          0.65%
Amount Over $1 Billion                     0.60%

TAX-FREE MINNESOTA FUND

NET ASSET VALUE                         ANNUAL RATE
---------------                         -----------
First $50,000,000                          0.72%
Amount Over $50,000,000                    0.70%

INCOME FUND AND INFLATION PLUS FUND

NET ASSET VALUE                         ANNUAL RATE
---------------                         -----------
First $500,000,000                         0.60%
Amount Over $500,000,000                   0.55%

TOTAL RETURN BOND FUND

NET ASSET VALUE                         ANNUAL RATE
---------------                         -----------
First $500,000,000                         0.65%
Next $500,000,000                          0.55%
Amount Over $1 Billion                     0.50%

SHORT DURATION FUND, TAX-FREE CALIFORNIA FUND AND TAX-FREE NEW YORK FUND

NET ASSET VALUE                         ANNUAL RATE
---------------                         -----------
First $500,000,000                         0.55%
Amount Over $500,000,000                   0.50%

MONEY MARKET FUND

NET ASSET VALUE                         ANNUAL RATE
---------------                         -----------
First $500,000,000                         0.50%
Next $500,000,000                          0.45%
Amount Over $1 Billion                     0.40%

For each fund's fiscal year ended October 31, 2002, the investment management fees paid to HIFSCO, expressed as a percentage of average net assets, were as follows:


FUND NAME                                         10/31/2002
---------                                         ----------
The Hartford Advisers Fund                          0.64%
The Hartford Capital Appreciation Fund              0.68%
The Hartford Dividend and Growth Fund               0.69%
The Hartford Focus Fund                             1.00%
The Hartford Global Communications Fund             1.00%
The Hartford Global Financial Services Fund         1.00%
The Hartford Global Health Fund                     1.00%
The Hartford Global Leaders Fund                    0.85%
The Hartford Global Technology Fund                 1.00%



FUND NAME                                         10/31/2002
---------                                         ----------
The Hartford Growth and Income Fund                 0.80%
The Hartford Growth Fund                            0.81%
The Hartford Growth Opportunities Fund              0.77%
The Hartford High Yield Fund                        0.75%
The Hartford International Capital Appreciation
  Fund                                              1.00%
The Hartford International Opportunities Fund       0.85%
The Hartford International Small Company Fund       1.00%
The Hartford MidCap Fund                            0.78%
The Hartford MidCap Value Fund                      0.85%
The Hartford Money Market Fund                      0.50%
The Hartford Small Company Fund                     0.85%
The Hartford SmallCap Growth Fund                   0.92%
The Hartford Stock Fund                             0.70%
The Hartford Tax-Free Minnesota Fund                0.72%
The Hartford Tax-Free National Fund                 0.79%
The Hartford Total Return Bond Fund                 0.65%
The Hartford U.S. Government Securities Fund        0.72%
The Hartford Value Fund                             0.80%
The Hartford Value Opportunities Fund               1.00%



Because Income Fund, Inflation Plus Fund, Short Duration Fund, Tax-Free California Fund and Tax-Free New York Fund did not commence operations until October 31, 2002, information is not available regarding fees paid by these funds to HIFSCO.


PORTFOLIO MANAGERS OF THE FUNDS

The following persons or teams have had primary responsibility for the day-to-day management of each indicated fund's portfolio since the date stated below.

ADVISERS FUND Paul D. Kaplan and Rand L. Alexander, Senior Vice Presidents of Wellington Management, have served as co-portfolio managers of the fund since its inception (1996). Mr. Kaplan joined Wellington Management in 1982 and has been an investment professional since 1974. Mr. Alexander joined Wellington Management in 1990 and has been an investment professional since 1976.

CAPITAL APPRECIATION FUND Saul J. Pannell, Senior Vice President of Wellington Management, has served as portfolio manager of the fund since its inception
(1996). Mr. Pannell joined Wellington Management in 1979 and has been an investment professional since 1974.


DIVIDEND AND GROWTH FUND The fund is managed by Edward P. Bousa. Mr. Bousa is Vice President of Wellington Management and has served as portfolio manager of the fund since July, 2001. Mr. Bousa joined Wellington Management as a portfolio manager in 2000 and has been an investment professional since 1980. Previously Mr. Bousa was employed by Putnam Investments from 1992-2000,


 108                                                   THE HARTFORD MUTUAL FUNDS

                                                         MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

Fidelity Management Trust Company from 1984-1992, and Louis Dreyfus Corporation from 1980-1982.

FOCUS FUND The fund is managed by Rand L. Alexander. Mr. Alexander is Senior Vice President of Wellington Management and has served as portfolio manager of the fund since its inception in 1996. Mr. Alexander joined Wellington Management in 1990 and has been an investment professional since 1976.

GLOBAL COMMUNICATIONS FUND  This fund has been managed since its inception
(2000) by Wellington Management using a team of its global industry analysts that specialize in the communications industry.

GLOBAL FINANCIAL SERVICES FUND  This fund has been managed since its inception
(2000) by Wellington Management using a team of its global industry analysts that specialize in the financial services industry.

GLOBAL HEALTH FUND This fund has been managed since its inception (2000) by Wellington Management using a team of its global industry analysts that specialize in the health care sector.

GLOBAL LEADERS FUND Andrew S. Offit, Senior Vice President of Wellington Management, has served as portfolio manager or co-portfolio manager of the fund since its inception in 1998. Mr. Offit joined Wellington Management as a portfolio manager in 1997 and has been an investment professional since 1987.

GLOBAL TECHNOLOGY FUND This fund has been managed since its inception (2000) by Wellington Management using a team of its global industry analysts that specialize in the technology sector.


GROWTH AND INCOME FUND James A. Rullo, Senior Vice President of Wellington Management, has served as portfolio manager of the fund since its inception
(1998). Mr. Rullo joined Wellington Management as a portfolio manager in 1994 and has been an investment professional since 1987.



GROWTH FUND Andrew J. Shilling has been primarily responsible for the day-to-day management of the fund since April 2, 2001. Mr. Shilling, Senior Vice President of Wellington Management, joined Wellington Management as a global industry analyst in 1994 and has been an investment professional since 1989.



GROWTH OPPORTUNITIES FUND Michael Carmen has been primarily responsible for the day-to-day management of the fund since April 2, 2001. Mr. Carmen, Senior Vice President of Wellington Management, joined Wellington Management as a portfolio manager in 1999. Prior to joining Wellington Management, he was an equity portfolio manager at Kobrick Funds (1997-1999), State Street Research and Management (1992-1996, 1997) and Montgomery Asset Management (1996).



HIGH YIELD FUND  The fund is co-managed by Christine Mozonski and David
Hillmeyer.



Christine Mozonski, Vice President of HIMCO, has served as portfolio manager of the fund since July 2000. Ms. Mozonski joined HIMCO in June 1992 and has been an investment professional involved in trading and portfolio management since that time.



David Hillmeyer, Vice President of HIMCO, has served as portfolio manager of the fund since January 2003. Mr. Hillmeyer joined HIMCO in 1995 and has been an investment professional involved in trading and portfolio management since 1992.


INCOME FUND  The fund is co-managed by Christine Mozonski and William H.
Davison.

Christine Mozonski, Vice President of HIMCO, has served as co-portfolio manager of the fund since its inception on October 31, 2002. Ms. Mozonski joined HIMCO in June 1992 and has been an investment professional involved in trading and portfolio management since that time.

William H. Davison, Jr., Managing Director of HIMCO, has served as co-portfolio manager of the fund since its inception on October 31, 2002. Mr. Davison, an investment professional since 1981, joined HIMCO in 1990 and has been involved in credit analysis and portfolio management since that time.

INFLATION PLUS FUND The fund is co-managed by James P. Connolly and William H. Davison.

James P. Connolly, Vice President of HIMCO, has served as portfolio manager of the fund since its inception on October 31, 2002. Mr. Connolly joined HIMCO in 1993 and has been an investment professional involved in portfolio risk analysis and portfolio management since 1994.

William H. Davison, Jr., Managing Director of HIMCO, has served as co-portfolio manager of the fund since its inception on October 31, 2002. Mr. Davison, an investment professional since 1981, joined HIMCO in 1990 and has been involved in credit analysis and portfolio management since that time.

INTERNATIONAL CAPITAL APPRECIATION FUND This fund has been managed since its inception (2001) by Andrew S. Offit. Andrew S. Offit is a Senior Vice President of Wellington Management. He joined Wellington Management as a portfolio manager in

THE HARTFORD MUTUAL FUNDS                                                    109

MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

1997, and has been an investment professional since 1987.

INTERNATIONAL OPPORTUNITIES FUND Trond Skramstad, Senior Vice President of Wellington Management, has served as portfolio manager of the fund since its inception (1996). Mr. Skramstad joined Wellington Management in 1993 and has been an investment professional since 1990.

INTERNATIONAL SMALL COMPANY FUND  This fund has been managed since its inception
(2001) by Edward L. Makin. Edward L. Makin is a Vice President of Wellington Management. He joined Wellington Management as a portfolio manager in 1994, and has been an investment professional since 1987.

MIDCAP FUND Phillip H. Perelmuter, Senior Vice President of Wellington Management, has served as portfolio manager of the fund since its inception
(1997). Mr. Perelmuter joined Wellington Management in 1995 and has been an investment professional since 1983.

MIDCAP VALUE FUND The fund is managed by Wellington Management using a team of analysts led by James N. Mordy that specialize in value oriented investing. Mr. Mordy is Senior Vice President of Wellington Management and has led the team since April, 2001. He joined Wellington Management in 1985 and has been an investment professional since that time.

MONEY MARKET FUND Robert Crusha, Vice President of HIMCO, has served as portfolio manager of the fund since May 1, 2002. Mr. Crusha joined HIMCO in 1993 and has been an investment professional involved in trading and portfolio management since 1995.

SHORT DURATION FUND The fund is managed by James P. Connolly, with Robert Crusha as assistant portfolio manager.

James P. Connolly, Vice President of HIMCO, has served as portfolio manager of the fund since its inception on October 31, 2002. Mr. Connolly joined HIMCO in 1993 and has been an investment professional involved in portfolio risk analysis and portfolio management since 1994.

Robert Crusha, Vice President of HIMCO, has served as assistant portfolio manager of the fund since its inception on October 31, 2002. Mr. Crusha joined HIMCO in 1993 and has been an investment professional involved in trading and portfolio management since 1995.


SMALL COMPANY FUND Steven C. Angeli, Senior Vice President of Wellington Management, has served as portfolio manager of the fund since January 2, 2000. Mr. Angeli joined Wellington Management in 1994 and has been an investment professional since 1990.



SMALLCAP GROWTH FUND James A. Rullo and David J. Elliott have been primarily responsible for the day-to-day management of the fund since April 2, 2001. Mr. Rullo, Senior Vice President of Wellington Management, joined Wellington Management as a portfolio manager in 1994 and has been an investment professional since 1987. Mr. Elliott, Vice President of Wellington Management, joined Wellington Management as a Senior Systems Analyst in 1995 and has been an investment professional involved in quantitative analysis since 1999.


STOCK FUND The fund is managed by Rand L. Alexander. Mr. Alexander is Senior Vice President of Wellington Management and has served as portfolio manager of the fund since its inception in 1996. Mr. Alexander joined Wellington Management in 1990 and has been an investment professional since 1976.

TAX-FREE CALIFORNIA FUND The fund is managed by Charles Grande, with Patrick Hennigan as assistant portfolio manager.

Charles Grande, Vice President of HIMCO, has served as portfolio manager of the fund since its inception on October 31, 2002. Mr. Grande, an investment professional since 1989, joined HIMCO in June 1995 and has been involved in credit analysis and portfolio management since that time. Prior to joining HIMCO, he was senior analyst and Deputy Group Head at Credit Suisse Financial Products Co. and an Assistant Vice President responsible for municipal credit analysis at MBIA.

Patrick Hennigan, Assistant Portfolio Analyst of HIMCO, has served as assistant portfolio manager of the fund since its inception on October 31, 2002. Mr. Hennigan joined HIMCO in 1993 and has been an investment professional involved in portfolio risk analysis since 1996.

TAX-FREE MINNESOTA FUND Charles Grande, Vice President of HIMCO, has been primarily responsible for the day-to-day management of the fund since April 2, 2001. Mr. Grande, an investment professional since 1989, joined HIMCO in June 1995 and has been involved in credit analysis and portfolio management since that time. Prior to joining HIMCO, he was senior analyst and Deputy Group Head at Credit Suisse Financial Products Co. and an Assistant Vice President responsible for municipal credit analysis at MBIA.

Patrick J. Hennigan, Assistant Portfolio Analyst of HIMCO, has served as assistant portfolio manager of the fund since September 3, 2002. Mr. Hennigan joined HIMCO in 1993 and has been an investment

 110                                                   THE HARTFORD MUTUAL FUNDS

                                                         MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

professional involved in portfolio risk analysis since 1996.

TAX-FREE NATIONAL FUND Charles Grande, Vice President of HIMCO, has been primarily responsible for the day-to-day management of the fund since April 2, 2001. Mr. Grande, an investment professional since 1989, joined HIMCO in June 1995 and has been involved in credit analysis and portfolio management since that time. Prior to joining HIMCO, he was senior analyst and Deputy Group Head at Credit Suisse Financial Products Co. and an Assistant Vice President responsible for municipal credit analysis at MBIA.

Patrick J. Hennigan, Assistant Portfolio Analyst of HIMCO, has served as assistant portfolio manager of the fund since September 3, 2002. Mr. Hennigan joined HIMCO in 1993 and has been an investment professional involved in portfolio risk analysis since 1996.

TAX-FREE NEW YORK FUND The fund is managed by Charles Grande, with Patrick Hennigan as assistant portfolio manager.

Charles Grande, Vice President of HIMCO, has served as portfolio manager of the fund since its inception on October 31, 2002. Mr. Grande, an investment professional since 1989, joined HIMCO in June 1995 and has been involved in credit analysis and portfolio management since that time. Prior to joining HIMCO, he was senior analyst and Deputy Group Head at Credit Suisse Financial Products Co. and an Assistant Vice President responsible for municipal credit analysis at MBIA.

Patrick Hennigan, Assistant Portfolio Analyst of HIMCO, has served as assistant portfolio manager of the fund since its inception on October 31, 2002. Mr. Hennigan joined HIMCO in 1993 and has been an investment professional involved in portfolio risk analysis since 1996.


TOTAL RETURN BOND FUND Nasri Toutoungi, Senior Vice President of HIMCO, has served as portfolio manager of the fund since January 2003. Mr. Toutoungi joined HIMCO in 2003. Previously Mr. Toutoungi was a Managing Director of Blackrock, Inc. from 1998 to January 2002 and a Director and Partner of Rogge Global Partners from 1997 to 1998.


U.S. GOVERNMENT SECURITIES FUND Peter Perrotti has been primarily responsible for the day-to-day management of the fund since April 2, 2001. Mr. Perrotti, Senior Vice President of HIMCO, joined HIMCO in 1992 and has managed debt securities since that time. Russell M. Regenauer, Vice President of HIMCO, has served as assistant portfolio manager of the fund since September 3, 2002. Mr. Regenauer joined HIMCO in 1993 and has been an investment professional since 1985.


VALUE FUND This fund is managed by Wellington Management using a team of analysts led by John R. Ryan that specialize in value oriented investing. John
R. Ryan is a Senior Vice President and Managing Partner of Wellington Management and has led the team since April 2001. He joined Wellington Management in 1981 and has been an investment professional since 1981.



VALUE OPPORTUNITIES FUND James H. Averill, David R. Fassnacht and James N. Mordy have been primarily responsible for the day-to-day management of the fund since April 2, 2001. Mr. Averill, Senior Vice President of Wellington Management, joined Wellington Management in 1985 and has been an investment professional since that time. Mr. Fassnacht, Senior Vice President of Wellington Management, joined Wellington Management as an equity research analyst in 1991 and has been an investment professional since 1988. Mr. Mordy, Senior Vice President of Wellington Management, joined Wellington Management as an analyst in 1985 and has been an investment professional since that time.


THE HARTFORD MUTUAL FUNDS                                                    111

ABOUT YOUR ACCOUNT
--------------------------------------------------------------------------------

CHOOSING A SHARE CLASS

Each share class has its own cost structure, allowing you to choose the one that best meets your needs. Your financial representative can help you decide. For actual past expenses of each share class, see the fund-by-fund information earlier in this prospectus.

Each class has adopted a Rule 12b-1 plan which allows the class to pay distribution fees for the sale and distribution of its shares and for providing services to shareholders. Because these fees are paid out of a fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Generally, it is more advantageous for an investor that is considering an investment in Class B shares of more than $500,000 or an investment in Class C shares of more than $1,000,000 to invest in Class A shares instead.

CLASS A

- Front-end sales charges, as described under the subheading "How Sales Charges are Calculated".


- Distribution and service (12b-1) fees of 0.30%.(1)


(1) The Rule 12b-1 plan applicable to Class A shares of each fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the board of the funds has currently authorized Rule 12b-1 payments of only up to 0.30%.

CLASS B

- No front-end sales charge; all your money goes to work for you right away.
- Distribution and service (12b-1) fees of 1.00%.
- A deferred sales charge, as described on the following page.

- Automatic conversion to Class A shares after eight years, thus reducing future annual expenses.


CLASS C

- 1% front-end sales charge.(2)


- Distribution and service (12b-1) fees of 1.00%.

- A 1.00% contingent deferred sales charge on shares sold within one year of purchase.

- No automatic conversion to Class A shares, so annual expenses continue at the Class C level throughout the life of your investment.


(2) Hartford Investment Financial Services, LLC, the funds' distributor, has voluntarily agreed to waive the 1% front-end sales charge applicable to the Class C shares of The Hartford Short Duration Fund and The Hartford Inflation Plus Fund. This waiver may be discontinued at any time.



HOW SALES CHARGES ARE CALCULATED

CLASS A sales charges and commissions paid to dealers for the funds are listed below. The offering price includes the front-end sales load.


ALL FUNDS, EXCEPT FOR THE HARTFORD INCOME FUNDS

                                                    DEALER
                       AS A % OF     AS A %     COMMISSION AS
                       OFFERING      OF NET     PERCENTAGE OF
YOUR INVESTMENT          PRICE     INVESTMENT   OFFERING PRICE
Less than $50,000        5.50%       5.82%          4.75%
$ 50,000 -- $ 99,999     4.50%       4.71%          4.00%
$100,000 -- $249,999     3.50%       3.63%          3.00%
$250,000 -- $499,999     2.50%       2.56%          2.00%
$500,000 -- $999,999     2.00%       2.04%          1.75%
$1 million or more(1)       0%          0%             0%

THE HARTFORD INCOME FUNDS, EXCEPT FOR THE HARTFORD MONEY MARKET FUND AND THE HARTFORD SHORT DURATION FUND

                                                    DEALER
                       AS A % OF     AS A %     COMMISSION AS
                       OFFERING      OF NET     PERCENTAGE OF
YOUR INVESTMENT          PRICE     INVESTMENT   OFFERING PRICE
Less than $50,000        4.50%       4.71%          3.75%
$ 50,000 -- $ 99,999     4.00%       4.17%          3.50%
$100,000 -- $249,999     3.50%       3.63%          3.00%
$250,000 -- $499,999     2.50%       2.56%          2.00%
$500,000 -- $999,999     2.00%       2.04%          1.75%
$1 million or more(1)       0%          0%             0%

 112                                                   THE HARTFORD MUTUAL FUNDS

                                                              ABOUT YOUR ACCOUNT
--------------------------------------------------------------------------------

THE HARTFORD SHORT DURATION FUND

                                                    DEALER
                       AS A % OF     AS A %     COMMISSION AS
                       OFFERING      OF NET     PERCENTAGE OF
YOUR INVESTMENT          PRICE     INVESTMENT   OFFERING PRICE
Less than $50,000        3.00%       3.09%          2.50%
$ 50,000 -- $ 99,999     2.50%       2.56%          2.00%
$100,000 -- $249,999     2.25%       2.30%          1.75%
$250,000 -- $499,999     1.75%       1.78%          1.25%
$500,000 -- $999,999     1.25%       1.27%          1.00%
$1 million or more(1)       0%          0%             0%

(1) Investments of $1 million or more in Class A shares may be made with no front-end sales charge. However, there is a contingent deferred sales charge
    (CDSC) of 1% on any shares sold within 18 months of purchase. For purposes of this CDSC, all purchases made during a calendar month are counted as having been made on the first day of that month. The CDSC is based on the lesser of the original purchase cost or the current market value of the shares being sold and is not charged on shares you acquired by reinvesting your dividends and distributions. To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that are not subject to a CDSC.

A front-end sales charge is not assessed on Class A shares of the Money Market Fund.


The distributor may pay up to the entire amount of the sales commission to particular broker-dealers. The distributor may pay dealers of record commissions on purchases over $1 million an amount of up to 1.00% of the first $4 million, plus 0.50% of the next $6 million, plus 0.25% of share purchases over $10 million. This commission schedule may also apply to certain sales of Class A shares made to investors which qualify under any of the last five categories listed under "Waivers for Certain Investors".


CLASS B shares are offered at their net asset value per share, without any initial sales charge. However, you may be charged a contingent deferred sales charge (CDSC) on shares you sell within a certain time after you bought them, as described in the tables below. There is no CDSC on shares acquired through reinvestment of dividends and capital gains distributions. The CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. The CDSCs are as follows:

YEARS AFTER
PURCHASE                                     CDSC
1st year                                     5.00%
2nd year                                     4.00%
3rd year                                     3.00%
4th year                                     3.00%
5th year                                     2.00%
6th year                                     1.00%

CLASS C sales charges for all funds, regardless of the amount that is being purchased, are as follows:

FRONT-END SALES CHARGE
                            DEALER
                          COMMISSION
AS A % OF   AS A % OF    AS PERCENTAGE
OFFERING       NET        OF OFFERING
  PRICE     INVESTMENT       PRICE
              1.01%          1.00%
1.00%

YEARS AFTER
PURCHASE                                     CDSC
1st year                                     1.00%
After 1 year                                  None

For purposes of Class B and Class C CDSCs, all purchases made during a calendar month are counted as having been made on the first day of that month. To determine whether a CDSC applies the fund redeems shares in the following order:
(1) shares representing an increase over the original purchase cost, (2) shares acquired through reinvestment of dividends and capital gains distributions, (3) Class B shares held for over 6 years or Class C shares held over 1 year, and (4) Class B shares held the longest during the six-year period.

Although the funds do not charge a transaction fee, you may be charged a fee by brokers for the purchase or sale of the funds' shares through that broker. This transaction fee is separate from any sales charge that the funds may apply.

SALES CHARGE REDUCTIONS AND WAIVERS

REDUCING YOUR CLASS A SALES CHARGES There are several ways you can combine multiple purchases of Class A shares of the funds to take advantage of the breakpoints in the sales charge schedule. The first three ways can be combined in any manner:

- ACCUMULATION PRIVILEGE -- lets you add the value of any shares of the funds (including The Hartford Money Market Fund) you or members of your family already own to the amount of your next

THE HARTFORD MUTUAL FUNDS                                                    113

ABOUT YOUR ACCOUNT
--------------------------------------------------------------------------------

  Class A investment for purposes of calculating the sales charge. In addition, if you are a natural person who owns certain annuities or variable life insurance products that are issued by entities associated with The Hartford, the current account value of your contract or policy will be included. The eligible annuity and life insurance products are discussed in the funds' Statement of Additional Information. Participants in retirement plans receive breakpoints at the plan level. You must notify your broker, and your broker must notify the funds, that you are eligible for this privilege each time you make a purchase.

- LETTER OF INTENT -- lets you purchase Class A shares of a fund over a 13-month period and receive the same sales charge as if all shares had been purchased at once.

- COMBINATION PRIVILEGE -- lets you combine Class A shares of multiple funds for purposes of calculating the sales charge.

CDSC WAIVERS As long as the transfer agent is notified at the time you sell, the CDSC for each share class will generally be waived in the following cases:

- to make Systematic Withdrawal Plan payments that are limited annually to no more than 12% of the value of the account at the time the plan is initiated,

- because of shareholder death or disability,

- because of the death or disability of the grantor of a living trust,

- under reorganization, liquidation, merger or acquisition transactions involving other investment companies,

- for retirement plans under the following circumstances:

     (1) to return excess contributions,

     (2) hardship withdrawals as defined in the plan,

     (3) under a Qualified Domestic Relations Order as defined in the Internal Revenue Code,

     (4) to meet minimum distribution requirements under the Internal Revenue Code,

     (5) to make "substantially equal payments" as described in Section 72(t) of the Internal Revenue Code, and

     (6) after separation from service.

REINSTATEMENT PRIVILEGE If you sell shares of a fund, you may reinvest some or all of the proceeds in the same share class of any fund within 180 days without a sales charge, as long as the transfer agent is notified before you invest. If you paid a CDSC when you sold your shares, you will be credited with the amount of the CDSC. All accounts involved must have the same registration.

WAIVERS FOR CERTAIN INVESTORS Class A shares may be offered without front-end sales charges to the following individuals and institutions:

- selling brokers and their employees and sales representatives,

- financial representatives utilizing fund shares in fee-based investment products under a signed agreement with the funds,

- present or former officers, directors and employees (and their families) of the funds, The Hartford, Wellington Management, the transfer agent, and their affiliates,

- individuals purchasing shares with the proceeds from shares redeemed from another fund complex within the last 60 days on which an initial or contingent deferred sales charge was paid (1% CDSC applies if redeemed within 18 months),

- individuals purchasing shares with the proceeds from an eligible rollover distribution from a Hartford Life Insurance Company variable annuity contract or funding agreement within a 457, 403(b) or governmental 401 plan,

- participants in certain retirement plans with at least 100 participants or $500,000 in plan assets,

- participants in retirement plans where Hartford Life Insurance Company or an affiliate is the plan administrator,


- one or more members of a group (including spouses and dependent children) of at least 100 persons engaged, or previously engaged in a common business, profession, civic or charitable endeavor or other activity (1% CDSC applies if redeemed within 18 months).


The 1% CDSCs indicated above also may be waived where the distributor does not compensate the broker for the sale.


CLASS C shares may be purchased without a front-end sales charge when purchased through a broker-dealer that has entered into an agreement with the distributor to waive this charge. Hartford Investment Financial Services, LLC, the funds' distributor, has voluntarily agreed to waive the 1% front-end sales charge applicable to the Class C shares of The Hartford Short Duration Fund and The Hartford Inflation Plus Fund. This waiver may be discontinued at any time.


 114                                                   THE HARTFORD MUTUAL FUNDS

                                                              ABOUT YOUR ACCOUNT
--------------------------------------------------------------------------------

ADDITIONAL COMPENSATION TO BROKERS In addition to the commissions described above, the distributor pays additional compensation to dealers based on a number of factors described in the funds' SAI. This additional compensation is not paid by you.

OPENING AN ACCOUNT

NOTE FOR RETIREMENT PLAN PARTICIPANTS AND INVESTORS WHOSE SHARES ARE HELD BY FINANCIAL REPRESENTATIVES: If you hold your shares through a retirement plan or if your shares are held with a financial representative you will need to make transactions through the retirement plan administrator or your financial representative. Some of the services and programs described in this prospectus may not be available or may differ in such circumstances. In addition, some of the funds offered in this prospectus may not be available in your retirement plan. You should check with your retirement plan administrator or financial representative for further details.

1 Read this prospectus carefully.

2 Determine how much you want to invest. The minimum initial investment for each fund is as follows:


     -  non-retirement accounts: $1,000



     -  retirement accounts: $1,000



     - Automatic Investment Plans: $50 to open; you must invest at least $50 a month



     -  subsequent investments: $50


Minimum investment amounts may be waived for certain retirement accounts including IRAs and present or former officers, directors and employees and their families of The Hartford, Wellington Management and their affiliates.

3 Complete the appropriate parts of the account application including any privileges desired. By applying for privileges now, you can avoid the delay and inconvenience of having to file an additional application if you want to add privileges later. If you have questions and you hold the shares through a financial representative or retirement plan, please contact your financial representative or plan administrator. If you hold the shares directly with the fund, please call the transfer agent at the number shown below.

4 Make your initial investment selection. You, your financial representative or plan administrator can initiate any purchase, exchange or sale of shares.

                         ADDRESS:                                                   PHONE NUMBER:
                 THE HARTFORD MUTUAL FUNDS                                         1-888-843-7824
                      P.O. BOX 64387
                  ST. PAUL, MN 55164-0387                         OR CONTACT YOUR FINANCIAL REPRESENTATIVE OR PLAN
                                                                   ADMINISTRATOR FOR INSTRUCTIONS AND ASSISTANCE.

THE HARTFORD MUTUAL FUNDS                                                    115

BUYING SHARES


                             OPENING AN ACCOUNT                                  ADDING TO AN ACCOUNT
 BY CHECK
              - Make out a check for the investment amount,        - Make out a check for the investment amount,
  (CHECK        payable to "The Hartford Mutual Funds".              payable to "The Hartford Mutual Funds".
  GRAPHIC)
              - Deliver the check and your completed               - Fill out the detachable investment slip from an
                application to your financial representative,        account statement. If no slip is available,
                plan administrator or mail to the address            include a note specifying the fund name, your
                listed below.                                        share class, your account number and the
                                                                     name(s) in which the account is registered.
                                                                   - Deliver the check and your investment slip or
                                                                     note to your financial representative, plan
                                                                     administrator or mail to the address listed
                                                                     below.
 BY EXCHANGE
              - Call your financial representative, plan           - Call your financial representative, plan
  (ARROW        administrator or the transfer agent at the number    administrator or the transfer agent at the number
  GRAPHIC)      below to request an exchange. The minimum            below to request an exchange. The minimum
                exchange amount is $500 per fund.                    exchange amount is $500 per fund.
 BY WIRE
              - Deliver your completed application to your         - Instruct your bank to wire the amount of your
  (WIRE         financial representative, or mail it to the          investment to:
  GRAPHIC)      address below.                                         U.S. Bank National Association
                                                                       ABA #091000022, credit account no:
              - Obtain your account number by calling your             1-702-2514-1341
                financial representative or the phone number           The Hartford Mutual Funds Purchase Account
                below.                                                 For further credit to: (your name)
                                                                       Hartford Mutual Funds Account Number:
              - Instruct your bank to wire the amount of your          (your account number)
                investment to:
                  U.S. Bank National Association                     Specify the fund name, your share class, your
                  ABA #091000022, credit account no:                 account number and the name(s) in which the
                  1-702-2514-1341                                    account is registered. Your bank may charge a
                  The Hartford Mutual Funds Purchase Account         fee to wire funds.
                  For further credit to: (your name)
                  Hartford Mutual Funds Account Number:
                  (your account number)
                  Specify the fund name, your choice of share
                  class, the new account number and the name(s) in
                  which the account is registered. Your bank may
                  charge a fee to wire funds.
 BY PHONE
              - See "By Wire" and "By Exchange"                    - Verify that your bank or credit union is a
  (PHONE                                                             member of the Automated Clearing House (ACH)
  GRAPHIC)                                                           system.
                                                                   - Complete the "Telephone Exchanges and Telephone
                                                                     Redemption" and "Bank Account or Credit Union
                                                                     Information" sections on your account
                                                                     application.
                                                                   - Call the transfer agent at the number below to
                                                                     verify that these features are in place on your
                                                                     account.
                                                                   - Tell the transfer agent representative the fund
                                                                     name, your share class, your account number, the
                                                                     name(s) in which the account is registered and
                                                                     the amount of your investment.

To open or add to an account using the Automatic Investment Plan, see "Additional Investor Services".

                         ADDRESS:                                                   PHONE NUMBER:
                 THE HARTFORD MUTUAL FUNDS                                         1-888-843-7824
                      P.O. BOX 64387
                  ST. PAUL, MN 55164-0387                         OR CONTACT YOUR FINANCIAL REPRESENTATIVE OR PLAN
                                                                   ADMINISTRATOR FOR INSTRUCTIONS AND ASSISTANCE.

 116                                                   THE HARTFORD MUTUAL FUNDS

SELLING SHARES


 BY LETTER
                - Write a letter of instruction or complete a power of
  (LETTER         attorney indicating the fund name, your share class, your
  GRAPHIC)        account number, the name(s) in which the account is
                  registered and the dollar value or number of shares you
                  wish to sell.
                - Include all signatures and any additional documents that may be required (see next page).
                - Mail the materials to the address below or to your plan
                  administrator.
                - A check will be mailed to the name(s) and address in which the account is registered, or otherwise according to your
                  letter of instruction. Overnight delivery may be requested for a nominal fee (currently $10) which will be deducted
                  from redemption proceeds.
 BY PHONE
                - Restricted to sales of up to $50,000 in any 7-day period.
  (PHONE
  GRAPHIC)      - To place your order with a representative, call the
                  transfer agent at the number below between 8 A.M. and 7 P.M.
                  Eastern Time (between 7 A.M. and 6 P.M. Central Time)
                  Monday through Thursday and between 8 A.M. and 6 P.M.
                  Eastern Time (between 7 A.M. and 5 P.M. Central Time) on
                  Friday. Orders received after 4 P.M. Eastern Time (3 P.M.
                  Central Time) will receive the next business day's
                  offering price.
                - For automated service 24 hours a day using your touch-tone phone, call the number below.
 BY WIRE OR ELECTRONIC FUNDS TRANSFER (EFT)
                - Fill out the "Telephone Exchanges and Telephone
  (COMPUTER       Redemption" and "Bank Account or Credit Union Information"
  GRAPHIC)        sections of your new account application.
                - Call the transfer agent to verify that the telephone
                  redemption privilege is in place on an account, or to
                  request the forms to add it to an existing account.
                - Generally, amounts of $1,000 or more will be wired on the next business day. Your bank may charge a fee for this
                  service.
                - Amounts of less than $1,000 may be sent by EFT or by
                  check. Funds from EFT transactions are generally available by the second business day. Your bank may charge a fee for this service.
                - Phone requests are limited to amounts up to $50,000 in a
                  7-day period.
 BY EXCHANGE
                - Obtain a current prospectus for the fund into which you
  (ARROW          are exchanging by calling your financial representative or
  GRAPHIC)        the transfer agent at the number below.
                - Call your financial representative or the transfer agent to request an exchange.
 BY CHECK -- APPLIES TO MONEY MARKET FUND (CLASS A SHARES ONLY)
                - Fill out the checkwriting section of the application.
  (CHECK
  GRAPHIC)      - Request checkwriting on your account application.
                - Verify that the shares to be sold were purchased more than
                  10 days earlier or were purchased by wire. Checks written on your account prior to the end of this period may result in those checks being returned to you for insufficient funds.
                - Write a check for any amount over $100 and sign each check as designated on the account application signature card.
                - You are entitled to distributions paid on your shares up to the time your check is presented to our bank for payment.
                - You may not write a check for the entire value of your
                  account or close your account by writing a check.
                - If the amount of your check is greater than the value of your Money Market Fund account, the fund will return your
                  check for insufficient funds and your account will be
                  charged a $20 service fee.

To sell shares through a systematic withdrawal plan, see "Additional
Investor Services".



                         ADDRESS:                                                   PHONE NUMBER:
                 THE HARTFORD MUTUAL FUNDS                                         1-888-843-7824
                      P.O. BOX 64387
                  ST. PAUL, MN 55164-0387                         OR CONTACT YOUR FINANCIAL REPRESENTATIVE OR PLAN
                                                                   ADMINISTRATOR FOR INSTRUCTIONS AND ASSISTANCE.

THE HARTFORD MUTUAL FUNDS                                                    117

SELLING SHARES IN WRITING


 BY LETTER
  In certain circumstances, you will need to make your request to sell shares in writing. You may need to include additional items with your request, as shown in the table below. You may also need to include a signature guarantee, which protects you against fraudulent orders. You will need a signature guarantee if:

                - your address of record has changed within the past 30 days
  (LETTER
  GRAPHIC)      - you are selling more than $50,000 worth of shares
                - you are requesting payment other than by a check mailed to the address of record and payable to the registered owner(s)
  Please note that a notary public CANNOT provide a signature guarantee.
  Please check with a representative of your bank or other financial institution about obtaining a signature guarantee.
 REQUIREMENTS FOR WRITTEN REQUESTS BY SELLER
    OWNERS OF INDIVIDUAL, JOINT, SOLE PROPRIETORSHIP, UGMA/UTMA (CUSTODIAL
    ACCOUNTS FOR MINORS) OR GENERAL PARTNER ACCOUNTS.
                - Letter of instruction.
                - On the letter, the signatures and titles of all persons
                  authorized to sign for the account, exactly as the account is registered.
                - Signature guarantee if applicable (see above).
    OWNERS OF CORPORATE OR ASSOCIATION ACCOUNTS.
                - Letter of instruction.
                - Corporate resolution, certified within the past twelve
                  months.
                - On the letter and the resolution, the signature of the
                  person(s) authorized to sign for the account.
                - Signature guarantee if applicable (see above).
    OWNERS OR TRUSTEES OF TRUST ACCOUNTS.
                - Letter of instruction.
                - On the letter, the signature(s) of the trustee(s).
                - Provide a copy of the trust document certified within the past twelve months.
                - Signature guarantee if applicable (see above).
    JOINT TENANCY SHAREHOLDERS WHOSE CO-TENANTS ARE DECEASED.
                - Letter of instruction signed by surviving tenant.
                - Copy of death certificate.
                - Signature guarantee if applicable (see above).
    EXECUTORS OF SHAREHOLDER ESTATES.
                - Letter of instruction signed by executor.
                - Copy of order appointing executor, certified within the
                  past twelve months.
                - Signature guarantee if applicable (see above).
    ADMINISTRATORS, CONSERVATORS, GUARDIANS AND OTHER SELLERS OR ACCOUNT
    TYPES NOT LISTED ABOVE.
                - Call 1-888-843-7824 for instructions.


                         ADDRESS:                                                   PHONE NUMBER:
                 THE HARTFORD MUTUAL FUNDS                                         1-888-843-7824
                      P.O. BOX 64387
                  ST. PAUL, MN 55164-0387                         OR CONTACT YOUR FINANCIAL REPRESENTATIVE OR PLAN
                                                                   ADMINISTRATOR FOR INSTRUCTIONS AND ASSISTANCE.

 118                                                   THE HARTFORD MUTUAL FUNDS

                                                            TRANSACTION POLICIES
--------------------------------------------------------------------------------

VALUATION OF SHARES

The net asset value per share (NAV) for each fund and class is determined each business day at the close of regular trading on the New York Stock Exchange ("NYSE") (typically 4 p.m. Eastern Time). Except for the Money Market Fund, the funds use market prices in valuing portfolio securities, but may use fair-value estimates, as determined by HIFSCO under the direction of the Board of Directors, if reliable market prices are unavailable. Fair value pricing may be used by a fund when current market values are unavailable or when an event occurs after the close of the exchange on which the fund's portfolio securities are principally traded that is likely to have changed the value of the securities. The use of fair value pricing by a fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated using current market values. Securities of foreign issuers and non-dollar securities are valued on the basis of quotations from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using current exchange rates. Debt securities (other than short-term obligations) held by each fund other than the Money Market Fund are valued on the basis of valuations furnished by an unaffiliated pricing service which determines valuations for normal institutional size trading units of debt securities. Short-term investments with a maturity of more than 60 days when purchased are valued based on market quotations until the remaining days to maturity become less than 61 days. The Money Market Fund's assets, and investments of the other funds that will mature in 60 days or less, are valued at amortized cost, which approximates market value.

Certain funds may invest in securities primarily traded in foreign securities markets. Foreign securities markets may trade on days when a fund does not compute its net asset value or may close (generating closing prices) at times before or after the NYSE. Consequently, the net asset value of the fund and the value of its shares may change on days, or at times, when an investor cannot redeem the fund's shares.


BUY AND SELL PRICES

When you buy shares, you pay the NAV plus any applicable sales charges. When you sell shares, you receive the NAV less any applicable sales charges.

EXECUTION OF REQUESTS

Each fund is open on those days when the New York Stock Exchange is open, typically Monday through Friday. Buy and sell requests are executed at the next NAV to be calculated after your request is received, if your order is complete (has all required information), by the transfer agent or authorized broker-dealers and third-party administrators.

At times of peak activity, it may be difficult to place requests by phone. During these times, consider sending your request in writing.

In unusual circumstances, any fund may temporarily suspend the processing of sell requests, or may postpone payment of redemption proceeds for up to three business days or longer, as allowed by federal securities laws.

REQUESTS IN "GOOD ORDER"

All purchase and redemption requests must be received by the funds in "good order". This means that your request must include:

- The fund name and account number.

- The amount of the transaction (in dollars or shares).

- Signatures of all owners exactly as registered on the account (for mail requests).

- Signature guarantees (if required).

- Any supporting legal documentation that may be required.

TELEPHONE TRANSACTIONS

For your protection, telephone requests may be recorded in order to verify their accuracy. Also for your protection, telephone transactions are not permitted on accounts whose names or addresses have changed within the past 30 days. Proceeds from telephone transactions can only be mailed to the address of record.

EXCHANGES

You may exchange shares of one fund for shares of the same class of any other fund. The registration for both accounts involved must be identical. You may be subject to tax liability or sales charges as a result of your exchange. The funds reserve the right to amend or terminate the exchange privilege at any time, for any reason.

THE HARTFORD MUTUAL FUNDS                                                    119

TRANSACTION POLICIES
--------------------------------------------------------------------------------

If you own Class L, M, N, H, Z or E shares of certain funds, please refer to the prospectus for these class share offerings for further information on the exchange privileges available to you.

RIGHT TO REJECT PURCHASE ORDERS/ MARKET TIMING

Because excessive account transactions can disrupt the management of the funds and increase transaction costs for all shareholders, the funds limit account activity as follows:

- you may make no more than two substantive exchanges out of the same fund in any 90 day period (excluding automatic programs);

- the funds may refuse a share purchase at any time, for any reason;

- the funds may revoke an investor's exchange privilege at any time, for any reason.

"Substantive" means a dollar amount that the funds determine, in their sole discretion, could adversely affect the management of the funds.

CERTIFICATED SHARES

Shares are electronically recorded and therefore share certificates are not issued.
SMALL ACCOUNTS

(NON-RETIREMENT ONLY)

If the total value of your account is less than $1,000 (for any reason), you may be asked to purchase more shares within 30 days. If you do not take action within this time, your fund may close out your account and mail you the proceeds. You will not be charged a CDSC if your account is closed for this reason.

SALES IN ADVANCE OF PURCHASE PAYMENTS

When you place a request to sell shares for which the purchase money has not yet been collected, the request will be executed in a timely fashion, but the fund will not release the proceeds to you until your purchase payment clears. This may take up to 10 calendar days after the purchase.

SPECIAL REDEMPTIONS

Although it would not normally do so, each fund has the right to pay the redemption price of shares of the fund in whole or in part in portfolio securities. When the shareholder sells portfolio securities received in this fashion, a brokerage charge would be incurred. Any such securities would be valued for the purposes of making such payment at the same value as used in determining net asset value. The funds, however, always redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the applicable fund during any 90 day period for any one account.

PAYMENT REQUIREMENTS

All of your purchases must be made in U.S. dollars and checks must be drawn on U.S. banks and made payable to The Hartford Mutual Funds, or in the case of a retirement account, to the custodian or trustee. You may not purchase shares with a third party check.

If your check does not clear, your purchase will be canceled and you will be liable for any losses or fees that the funds or HIFSCO has incurred.

Certain broker-dealers and financial institutions may enter confirmed purchase orders with the funds on behalf of customers, by phone or other electronic means, with payment to follow within the customary settlement period (generally within three business days). If payment is not received by that time, the order will be canceled and the broker-dealer or financial institution will be held liable for the resulting fees or losses.

DIVIDENDS AND ACCOUNT POLICIES

ACCOUNT STATEMENTS  In general, you will receive account statements as follows:

- after every transaction (except certain automatic payment and redemption arrangements and dividend or distribution reinvestment) that affects your account balances

- after any changes of name or address of the registered owner(s)

- in all other circumstances, every quarter

Every year you should also receive, if applicable, a Form 1099-DIV tax information statement.

If you are a participant in an employer-sponsored retirement plan you will receive statements from your plan administrator.

 120                                                   THE HARTFORD MUTUAL FUNDS

                                                            TRANSACTION POLICIES
--------------------------------------------------------------------------------


DIVIDENDS AND DISTRIBUTIONS Each fund intends to distribute substantially all of its net income and capital gains to shareholders at least once a year. Except as noted below, dividends from net investment income of the funds are normally declared and paid annually. Dividends from the net investment income of the Advisers Fund, Dividend and Growth Fund, and Growth and Income Fund are declared and paid quarterly. Dividends from the net investment income of the Income Fund, Inflation Plus Fund, High Yield Fund, Short Duration Fund, Tax-Free California Fund, Tax-Free Minnesota Fund, Tax-Free National Fund, Tax-Free New York Fund, Total Return Bond Fund and U.S. Government Securities Fund are declared and paid monthly. Dividends from net investment income of the Money Market Fund are declared daily and paid monthly. Dividends from the Money Market Fund are not paid on shares until the day following the date on which the shares are issued. Unless shareholders specify otherwise, all dividends and distributions received from a fund are automatically reinvested in additional full or fractional shares of that fund.


If you elect to receive monthly/quarterly dividends in cash, you will only receive a check if the dividend amount exceeds $10. If the dividend is $10 or less, the amount will automatically be reinvested in the same fund. If you would like to receive cash dividends, regardless of the amount, you can establish an electronic funds transfer to your bank. Please call the fund for assistance in establishing electronic funds transfer transactions at 1-888-843-7824.

TAXABILITY OF DIVIDENDS Dividends and distributions you receive from a fund, whether reinvested or taken as cash, are generally considered taxable. Distributions from a fund's long-term capital gains are taxable as long-term capital gains, regardless of how long you held your shares. Distributions from short-term capital gains and from ordinary income are generally taxable as ordinary income. Some dividends paid in January may be taxable as if they had been paid the previous December.

The Form 1099 that is mailed to you every January details your dividends and distributions and their federal tax category, although you should verify your tax liability with your tax professional.

TAXABILITY OF TRANSACTIONS Unless your shares are held in a qualified retirement account, any time you sell or exchange shares, it is considered a taxable event for you. You may have a capital gain or a loss on the transaction which will be long-term or short-term, depending upon how long you held your shares. You are responsible for any tax liabilities generated by your transactions.

A fund may be required to withhold U.S. federal income tax at the rate of 30% of all taxable distributions payable to you if you fail to provide the fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against your U.S. federal income tax liability.


TAXES ON DISTRIBUTIONS (TAX-FREE FUNDS ONLY) Tax-Free California Fund, Tax-Free Minnesota Fund, Tax-Free National Fund and Tax-Free New York Fund intend to meet certain federal tax requirements so that distributions of tax-exempt income may be treated as "exempt-interest dividends." These dividends are not subject to regular federal income tax. However, each fund may invest up to 20% of its assets in tax-exempt obligations subject to the alternative minimum tax. Any portion of exempt-interest dividends attributable to interest on these obligations may increase some shareholders' alternative minimum tax. The funds expect that their distributions will consist primarily of exempt-interest dividends. Tax-Free National Fund's exempt-interest dividends may be subject to state or local taxes. Distributions paid from any interest income that is not tax-exempt and from any short-term or long-term capital gains will be taxable whether you reinvest those distributions or receive them in cash.


MINNESOTA INCOME TAXATION (TAX-FREE MINNESOTA FUND) Tax-Free Minnesota Fund intends to comply with certain state tax requirements so that dividends it pays that are attributable to interest on Minnesota tax-exempt obligations will be excluded from the Minnesota taxable net income of individuals, estates and trusts. To meet these requirements, at least 95% of the exempt-interest dividends paid by the fund must be derived from interest income on Minnesota tax-exempt obligations. A portion of each fund's dividends may be subject to the Minnesota alternative minimum tax. Exempt interest dividends from Tax-Free Minnesota Fund may be subject to Minnesota taxes imposed on corporations when distributed to shareholders subject to those taxes.

CALIFORNIA INCOME TAXATION (TAX-FREE CALIFORNIA FUND) Tax-Free California Fund intends to comply with certain state tax requirements so that at least a portion of the dividends it pays are "exempt-interest dividends" as defined under California law. To be qualified to pay exempt-interest dividends under California law, at the close of each quarter of its taxable year, at least 50% percent of the value of The Hartford Tax-Free California Fund's total assets must consist of obligations which, when held by an individual, the interest therefrom is exempt from taxation by California. Exempt-interest dividends

THE HARTFORD MUTUAL FUNDS                                                    121

TRANSACTION POLICIES
--------------------------------------------------------------------------------

from Tax-Free California Fund may be subject to California taxes imposed on corporations when distributed to shareholders subject to those taxes.

NEW YORK INCOME TAXATION (TAX-FREE NEW YORK FUND) New York Fund intends to comply with certain state tax requirements so that individual shareholders of Tax-Free New York Fund that are residents of New York State will be able to exclude for New York State income tax purposes that portion of the distributions which is derived from interest on obligations exempt from taxation by New York State. To meet those requirements, at least 50% of the assets of Tax-Free New York Fund are invested in state or municipal obligations the interest on which is exempt for federal income tax purposes. Individual shareholders of Tax-Free New York Fund who are residents of New York City will also be able to exclude such income for New York City personal income tax purposes. Dividends from Tax-Free New York Fund may be subject to New York State and New York City taxes imposed on corporations when distributed to shareholders subject to those taxes.

INFLATION-PROTECTED DEBT SECURITIES (EACH FUND, EXCEPT FOR THE TAX-FREE
FUNDS) Periodic adjustments for inflation to the principal amount of an inflation-protected debt security may give rise to original issue discount, which will be includable in a fund's gross income. Due to original issue discount, a fund may be required to make annual distributions to shareholders that exceed the cash received, which may cause the fund to liquidate certain investments when it is not advantageous to do so. Also, if the principal value of an inflation-protected debt security is adjusted downward due to deflation, amounts previously distributed in the taxable year may be characterized in some circumstances as return of capital.

Distributions from a fund may also be subject to state, local and foreign taxes. You should consult your own tax adviser regarding the particular tax consequences of an investment in a fund.


ADDITIONAL INVESTOR SERVICES

ELECTRONIC TRANSFERS THROUGH AUTOMATED CLEARING HOUSE ("ACH") allow you to initiate a purchase or redemption for as little as $50 or as much as $50,000 between your bank account and fund account using the ACH network. Sales charges and initial purchase minimums apply.


AUTOMATIC INVESTMENT PLAN (AIP) lets you set up regular investments from your paycheck or bank account to the fund(s) of your choice. You determine the frequency and amount of your investments, and you can terminate your program at any time. To establish:

- Complete the appropriate parts of your account application.


- If you are using AIP to open an account, make out a check ($50 minimum) for your first investment amount payable to "The Hartford Mutual Funds." Deliver your check and application to your financial representative or the transfer agent.


SYSTEMATIC WITHDRAWAL PLAN may be used for routine bill payments or periodic withdrawals from your account. To establish:

- Make sure you have at least $5,000 worth of shares in your account and that the amount per transaction is $50 or more per fund.

- Make sure you are not planning to invest more money in this account (buying shares during a period when you are also selling shares of the same fund is not advantageous to you, because of sales charges).

- SPECIFY THE PAYEE(S). The payee may be yourself or any other party and there is no limit to the number of payees you may have. A signature guarantee is required if the payee is someone other than the registered owner.

- Determine the schedule: monthly, quarterly, semi-annually, annually or in certain selected months.

- FILL OUT THE RELEVANT PART OF THE ACCOUNT APPLICATION. To add a systematic withdrawal plan to an existing account, contact your financial representative or the transfer agent.

DOLLAR COST AVERAGING PROGRAMS (DCA) let you set up monthly or quarterly exchanges from one fund to the same class of shares of another fund. To establish:

- Fill out the relevant part of the account application.

- Be sure that the amount is for $50 or more.

- Be sure that the accounts involved have identical registrations.

AUTOMATIC DIVIDEND DIVERSIFICATION (ADD) lets you automatically reinvest dividends and capital gains distributions paid by one fund into the same class of another fund. To establish:

- Fill out the relevant portion of the account application.

- Be sure that the accounts involved have identical registrations.

 122                                                   THE HARTFORD MUTUAL FUNDS

                                                            TRANSACTION POLICIES
--------------------------------------------------------------------------------

RETIREMENT PLANS The Hartford Mutual Funds offer a range of retirement plans, including traditional and Roth IRAs, SIMPLE plans, SEPs and 401(k) plans. Using these plans, you can invest in any fund offered by The Hartford Mutual Funds. Minimum investment amounts may apply. To find out more, call 1-888-843-7824.

DUPLICATE ACCOUNT STATEMENTS You may request copies of annual account summaries by calling 1-888-843-7824. A $20 fee will be charged for account summaries older than the preceding year.

DUPLICATE COPIES OF MATERIALS TO HOUSEHOLDS. Generally the funds will mail only one copy of each prospectus, annual and semi-annual report to shareholders having the same last name and address on the funds' records. The consolidation of these mailings, called householding, benefits the funds through reduced mailing expenses.

If you want to receive multiple copies of these materials, you may call us at 1-888-843-7824. You may also notify us in writing. Individual copies of prospectuses and reports will be sent to you commencing within 30 days after we receive your request to stop householding.

THE HARTFORD MUTUAL FUNDS                                                    123

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


The financial highlights table for each fund is intended to help you understand the fund's financial performance for the past five years (or since inception, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table for each fund represent the rate that an investor would have earned, or lost, on an investment in the fund (assuming reinvestment of all dividends and distributions). The information for the fiscal year ended October 31, 2002 has been derived from the financial statements audited by Ernst & Young, LLP, whose report, along with the fund's financial statements and financial highlights, is included in the annual report which is available upon request. With respect to the funds that are series of The Hartford Mutual Funds, Inc., the information for the periods ended on or before October 31, 2001 has been audited by Arthur Andersen, LLP.*


THE HARTFORD ADVISERS FUND -- CLASS A


                                                     YEAR ENDED:           PERIOD ENDED:               YEAR ENDED:
                                              --------------------------     1/1/2000-     ------------------------------------
                                              10/31/2002(6)   10/31/2001   10/31/2000(5)   12/31/1999   12/31/1998   12/31/1997
CLASS A -- PERIOD ENDED:                      -------------   ----------   -------------   ----------   ----------   ----------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period               $14.38        $17.07        $17.02         $15.71       $13.41      $11.08
Income from Investment Operations:
Net investment income (loss)                         0.21          0.30          0.24           0.27         0.23        0.16
Net realized and unrealized gain (loss) on
  investments                                       (1.69)        (2.05)         0.19           1.60         2.58        2.41
                                               ----------     ----------     --------       --------     --------     -------
Total from investment operations                    (1.48)        (1.75)         0.43           1.87         2.81        2.57
Less distributions:
  Dividends from net investment income              (0.23)        (0.31)        (0.22)         (0.25)       (0.25)      (0.17)
  Distributions from capital gains                   0.00         (0.64)        (0.16)         (0.31)       (0.26)      (0.07)
  Return of capital                                  0.00          0.00          0.00           0.00         0.00        0.00
                                               ----------     ----------     --------       --------     --------     -------
Total distributions                                 (0.23)        (0.94)        (0.38)         (0.56)       (0.51)      (0.24)
                                               ----------     ----------     --------       --------     --------     -------
Net asset value, end of period                     $12.67        $14.38        $17.07         $17.02       $15.71      $13.41
                                               ==========     ==========     ========       ========     ========     =======
TOTAL RETURN(1)                                   (10.42%)      (10.67%)        2.52%(2)      12.08%       21.09%      23.30%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)       $1,245,331     $1,088,858     $893,954       $693,136     $316,435     $98,633
Ratio of expenses to average net assets
  before waivers and reimbursements                 1.41%         1.27%         1.26%(3)       1.31%        1.43%       1.60%
Ratio of expenses to average net assets
  after waivers and reimbursements                  1.36%         1.22%         1.21%(3)       1.26%        1.38%       1.40%
Ratio of net investment income (loss) to
  average net assets                                1.56%         1.99%         1.76%(3)       1.72%        1.67%       1.54%
Portfolio turnover rate(4)                            44%         36.9%        38.37%         34.63%       40.24%      38.62%

(1) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(2) Not annualized.
(3) Annualized.
(4) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.
(5) The fund's fiscal year end has been changed to October 31st.
(6) Per share amounts have been calculated using average shares outstanding method.


 * In light of recent developments affecting Arthur Andersen LLP, management has been unable, despite reasonable efforts, to obtain Arthur Andersen LLP's consent to the inclusion in the registration statement for The Hartford Mutual Funds, Inc. of the audited financial statements for the periods ended on or before October 31, 2001. The failure of Arthur Andersen LLP to provide its consent may adversely affect the ability of a shareholder to seek to recover damages related to the shareholder's reliance on such financial statements.


 124                                                   THE HARTFORD MUTUAL FUNDS

                                                            FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


THE HARTFORD ADVISERS FUND -- CLASS B


                                                     YEAR ENDED:           PERIOD ENDED:               YEAR ENDED:
                                              --------------------------     1/1/2000-     ------------------------------------
                                              10/31/2002(6)   10/31/2001   10/31/2000(5)   12/31/1999   12/31/1998   12/31/1997
CLASS B -- PERIOD ENDED:                      -------------   ----------   -------------   ----------   ----------   ----------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period              $14.24         $16.90        $16.87         $15.59       $13.33      $11.05
Income from Investment Operations:
Net investment income (loss)                        0.11           0.20          0.15           0.16         0.15        0.16
Net realized and unrealized gain (loss) on
  investments                                      (1.68)         (2.03)         0.17           1.58         2.54        2.31
                                                --------       --------      --------       --------     --------     -------
Total from investment operations                   (1.57)         (1.83)         0.32           1.74         2.69        2.47
Less distributions:
  Dividends from net investment income             (0.13)         (0.19)        (0.13)         (0.15)       (0.17)      (0.12)
  Distributions from capital gains                  0.00          (0.64)        (0.16)         (0.31)       (0.26)      (0.07)
  Return of capital                                 0.00           0.00          0.00           0.00         0.00        0.00
                                                --------       --------      --------       --------     --------     -------
Total distributions                                (0.13)         (0.83)        (0.29)         (0.46)       (0.43)      (0.19)
                                                --------       --------      --------       --------     --------     -------
Net asset value, end of period                    $12.54         $14.24        $16.90         $16.87       $15.59      $13.33
                                                ========       ========      ========       ========     ========     =======
TOTAL RETURN(1)                                  (11.11%)       (11.27%)        1.89%(2)      11.29%       20.27%      22.44%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)        $567,953       $622,519      $631,930       $555,338     $237,959     $39,334
Ratio of expenses to average net assets
  before waivers and reimbursements                2.08%          1.93%         1.92%(3)       1.97%        2.11%       2.31%
Ratio of expenses to average net assets
  after waivers and reimbursements                 2.08%          1.93%         1.92%(3)       1.97%        2.10%       2.10%
Ratio of net investment income (loss) to
  average net assets                               0.84%          1.28%         1.05%(3)       1.00%        0.98%       0.80%
Portfolio turnover rate(4)                           44%          36.9%        38.37%         34.63%       40.24%      38.62%


(1) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(2) Not annualized.
(3) Annualized.
(4) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.
(5) The fund's fiscal year end has been changed to October 31st.
(6) Per share amounts have been calculated using average shares outstanding method.


THE HARTFORD ADVISERS FUND -- CLASS C


                                                           YEAR ENDED:           PERIOD ENDED:                    PERIOD ENDED:
                                                    --------------------------     1/1/2000-      YEAR ENDED:       7/31/1998-
                                                    10/31/2002(8)   10/31/2001   10/31/2000(6)   12/31/1999(7)   12/31/1998(1)(7)
CLASS C -- PERIOD ENDED:                            -------------   ----------   -------------   -------------   ----------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                    $14.37         $17.05        $17.02          $15.73           $15.56
Income from Investment Operations:
Net investment income (loss)                              0.12           0.20          0.15            0.17             0.16
Net realized and unrealized gain (loss) on
  investments                                            (1.69)         (2.04)         0.17            1.58             0.64
                                                      --------       --------      --------        --------          -------
Total from investment operations                         (1.57)         (1.84)         0.32            1.75             0.80
Less distributions:
  Dividends from net investment income                   (0.14)         (0.20)        (0.13)          (0.15)           (0.22)
  Distributions from capital gains                        0.00          (0.64)        (0.16)          (0.31)           (0.40)
  Return of capital                                       0.00           0.00          0.00            0.00             0.00
                                                      --------       --------      --------        --------          -------
Total distributions                                      (0.14)         (0.84)        (0.29)          (0.46)           (0.62)
                                                      --------       --------      --------        --------          -------
Net asset value, end of period                          $12.66         $14.37        $17.05          $17.02           $15.73
                                                      ========       ========      ========        ========          =======
TOTAL RETURN(2)                                        (10.99%)       (11.26%)        1.89%(4)       11.29%            5.25%(4)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)              $422,520       $478,194      $432,171        $323,631          $54,907
Ratio of expenses to average net assets before
  waivers and reimbursements                             1.97%          1.93%         1.92%(5)        1.99%            2.18%(5)
Ratio of expenses to average net assets after
  waivers and Reimbursements                             1.97%          1.93%         1.92%(5)        1.99%            2.10%(5)
Ratio of net investment income (loss) to average
  net Assets                                             0.95%          1.28%         1.05%(5)        0.99%            1.06%(5)
Portfolio turnover rate(3)                                 44%          36.9%        38.37%          34.63%           40.24%


(1) Class C shares were first offered on July 31, 1998.
(2) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(3) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.
(4) Not annualized.
(5) Annualized.
(6) The fund's fiscal year end has been changed to October 31st.
(7) Per share amounts for Class C shares for 1998 were restated to reflect a reverse stock split which was effective February 11, 1999.
(8) Per share amounts have been calculated using average shares outstanding method.

THE HARTFORD MUTUAL FUNDS                                                    125

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


THE HARTFORD CAPITAL APPRECIATION FUND -- CLASS A


                                                     YEAR ENDED:           PERIOD ENDED:               YEAR ENDED:
                                              --------------------------     1/1/2000-     ------------------------------------
                                              10/31/2002(6)   10/31/2001   10/31/2000(5)   12/31/1999   12/31/1998   12/31/1997
CLASS A -- PERIOD ENDED:                      -------------   ----------   -------------   ----------   ----------   ----------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period               $24.12        $33.20         $31.72        $20.42       $19.90       $13.36
Income from Investment Operations:
Net investment income (loss)                        (0.06)         0.05          (0.01)        (0.07)       (0.10)       (0.03)
Net realized and unrealized gain (loss) on
  investments                                       (3.59)        (5.12)          3.15         13.28         0.75         7.34
                                               ----------     ----------    ----------      --------     --------     --------
Total from investment operations                    (3.65)        (5.07)          3.14         13.21         0.65         7.31
Less distributions:
  Dividends from net investment income               0.00          0.00           0.00          0.00         0.00         0.00
  Distributions from capital gains                   0.00         (4.01)         (1.66)        (1.91)       (0.13)       (0.77)
  Return of capital                                  0.00          0.00           0.00          0.00         0.00         0.00
                                               ----------     ----------    ----------      --------     --------     --------
Total distributions                                  0.00         (4.01)         (1.66)        (1.91)       (0.13)       (0.77)
                                               ----------     ----------    ----------      --------     --------     --------
Net asset value, end of period                     $20.47        $24.12         $33.20        $31.72       $20.42       $19.90
                                               ==========     ==========    ==========      ========     ========     ========
TOTAL RETURN(1)                                   (15.13%)      (17.24%)        10.18% (2)    66.76%        3.26%       55.11%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)       $1,700,765     $1,585,508    $1,309,836      $797,656     $364,951     $233,601
Ratio of expenses to average net assets
  before waivers and reimbursements                 1.45%         1.33%          1.32% (3)     1.38%        1.49%        1.69%
Ratio of expenses to average net assets
  after waivers and reimbursements                  1.40%         1.28%          1.27% (3)     1.33%        1.44%        1.45%
Ratio of net investment income (loss) to
  average net assets                               (0.28%)       (0.22%)        (0.42%)(3)    (0.61%)      (0.70%)      (0.80%)
Portfolio turnover rate(4)                           112%        132.4%        129.79%       168.97%      123.42%      119.62%


(1) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(2) Not annualized.
(3) Annualized.
(4) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.
(5) The fund's fiscal year end has been changed to October 31st.
(6) Per share amounts have been calculated using average shares outstanding method.


THE HARTFORD CAPITAL APPRECIATION FUND -- CLASS B


                                                     YEAR ENDED:           PERIOD ENDED:               YEAR ENDED:
                                              --------------------------     1/1/2000-     ------------------------------------
                                              10/31/2002(6)   10/31/2001   10/31/2000(5)   12/31/1999   12/31/1998   12/31/1997
CLASS B -- PERIOD ENDED:                      -------------   ----------   -------------   ----------   ----------   ----------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period              $23.06         $32.14        $30.92         $20.08       $19.71       $13.32
Income from Investment Operations:
Net investment income (loss)                       (0.25)         (0.02)        (0.12)         (0.19)       (0.21)       (0.06)
Net realized and unrealized gain (loss) on
  investments                                      (3.37)         (5.05)         3.00          12.94         0.71         7.22
                                                --------       --------      --------       --------     --------     --------
Total from investment operations                   (3.62)         (5.07)         2.88          12.75         0.50         7.16
Less distributions:
  Dividends from net investment income              0.00           0.00          0.00           0.00         0.00         0.00
  Distributions from capital gains                  0.00          (4.01)        (1.66)         (1.91)       (0.13)       (0.77)
  Return of capital                                 0.00           0.00          0.00           0.00         0.00         0.00
                                                --------       --------      --------       --------     --------     --------
Total distributions                                 0.00          (4.01)        (1.66)         (1.91)       (0.13)       (0.77)
                                                --------       --------      --------       --------     --------     --------
Net asset value, end of period                    $19.44         $23.06        $32.14         $30.92       $20.08       $19.71
                                                ========       ========      ========       ========     ========     ========
TOTAL RETURN(1)                                  (15.70%)       (17.88%)        9.59% (2)     65.58%        2.52%       54.15%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)        $884,553       $876,826      $826,495       $569,201     $290,756     $174,392
Ratio of expenses to average net assets
  before waivers and reimbursements                2.14%          1.99%         1.97% (3)      2.02%        2.15%        2.38%
Ratio of expenses to average net assets
  after waivers and reimbursements                 2.14%          1.99%         1.97% (3)      2.02%        2.15%        2.15%
Ratio of net investment income (loss) to
  average net assets                              (1.04%)        (0.93%)       (1.12%)(3)     (1.31%)      (1.39%)      (1.46%)
Portfolio turnover rate(4)                          112%         132.4%       129.79%        168.97%      123.42%      119.62%


(1) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(2) Not annualized.
(3) Annualized.
(4) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.
(5) The fund's fiscal year end has been changed to October 31st.
(6) Per share amounts have been calculated using average shares outstanding method.

 126                                                   THE HARTFORD MUTUAL FUNDS

                                                            FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


THE HARTFORD CAPITAL APPRECIATION FUND -- CLASS C


                                                           YEAR ENDED:           PERIOD ENDED:                    PERIOD ENDED:
                                                    --------------------------     1/1/2000-      YEAR ENDED:       7/31/1998-
                                                    10/31/2002(8)   10/31/2001   10/31/2000(6)   12/31/1999(7)   12/31/1998(1)(7)
CLASS C -- PERIOD ENDED:                            -------------   ----------   -------------   -------------   ----------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                    $23.04         $32.10        $30.89          $20.08           $19.67
Income from Investment Operations:
Net investment income (loss)                             (0.22)         (0.06)        (0.15)          (0.12)           (0.06)
Net realized and unrealized gain (loss) on
  investments                                            (3.38)         (4.99)         3.02           12.84             0.47
                                                      --------       --------      --------        --------          -------
Total from investment operations                         (3.60)         (5.05)         2.87           12.72             0.41
Less distributions:
  Dividends from net investment income                    0.00           0.00          0.00            0.00             0.00
  Distributions from capital gains                        0.00          (4.01)        (1.66)          (1.91)            0.00
  Return of capital                                       0.00           0.00          0.00            0.00             0.00
                                                      --------       --------      --------        --------          -------
Total distributions                                       0.00          (4.01)        (1.66)          (1.91)            0.00
                                                      --------       --------      --------        --------          -------
Net asset value, end of period                          $19.44         $23.04        $32.10          $30.89           $20.08
                                                      ========       ========      ========        ========          =======
TOTAL RETURN(2)                                        (15.62%)       (17.84%)        9.56% (4)      65.44%            2.10% (4)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)              $738,988       $666,372      $494,391        $191,466          $15,231
Ratio of expenses to average net assets before
  waivers and reimbursements                             2.02%          1.99%         1.99% (5)       2.09%            2.29% (5)
Ratio of expenses to average net assets after
  waivers and reimbursements                             2.02%          1.99%         1.99% (5)       2.09%            2.15% (5)
Ratio of net investment income (loss) to average
  net assets                                            (0.92%)        (0.93%)       (1.14%)(5)      (1.37%)          (1.34%)(5)
Portfolio turnover rate(3)                                112%         132.4%       129.79%         168.97%          123.42%


(1) Class C shares were first offered on July 31, 1998.
(2) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(3) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.
(4) Not annualized.
(5) Annualized.
(6) The fund's fiscal year end has been changed to October 31st.
(7) Per share amounts for Class C shares for 1998 were restated to reflect a reverse stock split which was effective February 11, 1999.
(8) Per share amounts have been calculated using average shares outstanding method.


THE HARTFORD DIVIDEND AND GROWTH FUND -- CLASS A


                                                       YEAR ENDED:           PERIOD ENDED:               YEAR ENDED:
                                                --------------------------     1/1/2000-     ------------------------------------
                                                10/31/2002(6)   10/31/2001   10/31/2000(5)   12/31/1999   12/31/1998   12/31/1997
CLASS A -- PERIOD ENDED:                        -------------   ----------   -------------   ----------   ----------   ----------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                $15.53         $17.78        $16.85         $16.62       $14.72      $11.45
Income from Investment Operations:
Net investment income (loss)                          0.12           0.18          0.15           0.15         0.15        0.13
Net realized and unrealized gain (loss) on
  investments                                        (1.71)         (1.49)         0.98           0.60         1.97        3.40
                                                  --------       --------      --------       --------     --------     -------
Total from investment operations                     (1.59)         (1.31)         1.13           0.75         2.12        3.53
Less distributions:
  Dividends from net investment income               (0.12)         (0.17)        (0.12)         (0.17)       (0.15)      (0.12)
  Distributions from capital gains                   (0.24)         (0.77)        (0.08)         (0.35)       (0.07)      (0.14)
  Return of capital                                   0.00           0.00          0.00           0.00         0.00        0.00
                                                  --------       --------      --------       --------     --------     -------
Total distributions                                  (0.36)         (0.94)        (0.20)         (0.52)       (0.22)      (0.26)
                                                  --------       --------      --------       --------     --------     -------
Net asset value, end of period                      $13.58         $15.53        $17.78         $16.85       $16.62      $14.72
                                                  ========       ========      ========       ========     ========     =======
TOTAL RETURN(1)                                    (10.64%)        (7.67%)        6.77% (2)      4.57%       14.47%      30.99%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)          $808,633       $521,543      $294,903       $242,054     $182,495     $67,861
Ratio of expenses to average net assets before
  waivers and reimbursements                         1.46%          1.36%         1.36% (3)      1.38%        1.43%       1.64%
Ratio of expenses to average net assets after
  waivers and reimbursements                         1.40%          1.31%         1.31% (3)      1.33%        1.38%       1.40%
Ratio of net investment income (loss) to
  average net assets                                 0.78%          1.06%         0.99% (3)      0.94%        1.08%       1.42%
Portfolio turnover rate(4)                             33%          55.0%        56.24%         50.21%       46.43%      28.75%


(1) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(2) Not annualized.
(3) Annualized.
(4) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.
(5) The fund's fiscal year end has been changed to October 31st.
(6) Per share amounts have been calculated using average shares outstanding method.

THE HARTFORD MUTUAL FUNDS                                                    127

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


THE HARTFORD DIVIDEND AND GROWTH FUND -- CLASS B


                                                       YEAR ENDED:           PERIOD ENDED:               YEAR ENDED:
                                                --------------------------     1/1/2000-     ------------------------------------
                                                10/31/2002(6)   10/31/2001   10/31/2000(5)   12/31/1999   12/31/1998   12/31/1997
CLASS B -- PERIOD ENDED:                        -------------   ----------   -------------   ----------   ----------   ----------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                $15.37         $17.60        $16.69         $16.47       $14.61      $11.40
Income from Investment Operations:
Net investment income (loss)                          0.02           0.07          0.04           0.04         0.06        0.13
Net realized and unrealized gain (loss) on
  investments                                        (1.70)         (1.48)         0.98           0.58         1.92        3.30
                                                  --------       --------      --------       --------     --------     -------
Total from investment operations                     (1.68)         (1.41)         1.02           0.62         1.98        3.43
Less distributions:
  Dividends from net investment income               (0.02)         (0.05)        (0.04)         (0.05)       (0.05)      (0.08)
  Distributions from capital gains                   (0.24)         (0.77)        (0.08)         (0.35)       (0.07)      (0.14)
  Return of capital                                   0.00           0.00          0.00           0.00         0.00        0.00
                                                  --------       --------      --------       --------     --------     -------
Total distributions                                  (0.26)         (0.82)        (0.11)         (0.40)       (0.12)      (0.22)
                                                  --------       --------      --------       --------     --------     -------
Net asset value, end of period                      $13.43         $15.37        $17.60         $16.69       $16.47      $14.61
                                                  ========       ========      ========       ========     ========     =======
TOTAL RETURN(1)                                    (11.15%)        (8.34%)        6.17% (2)      3.82%       13.62%      30.20%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)          $185,731       $150,592      $118,936       $121,977     $108,344     $33,730
Ratio of expenses to average net assets before
  waivers and reimbursements                         2.13%          2.03%         2.03% (3)      2.02%        2.10%       2.34%
Ratio of expenses to average net assets after
  waivers and reimbursements                         2.10%          2.03%         2.03% (3)      2.02%        2.10%       2.10%
Ratio of net investment income (loss) to
  average net assets                                 0.08%          0.34%         0.27% (3)      0.25%        0.39%       0.69%
Portfolio turnover rate(4)                             33%          55.0%        56.24%         50.21%       46.43%      28.75%


(1) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(2) Not annualized.
(3) Annualized.
(4) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.
(5) The fund's fiscal year end has been changed to October 31st.
(6) Per share amounts have been calculated using average shares outstanding method.


THE HARTFORD DIVIDEND AND GROWTH FUND -- CLASS C


                                                           YEAR ENDED:           PERIOD ENDED:                    PERIOD ENDED:
                                                    --------------------------     1/1/2000-      YEAR ENDED:       7/31/1998-
                                                    10/31/2002(8)   10/31/2001   10/31/2000(6)   12/31/1999(7)   12/31/1998(1)(7)
CLASS C -- PERIOD ENDED:                            -------------   ----------   -------------   -------------   ----------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                    $15.33         $17.57        $16.67          $16.48           $15.94
Income from Investment Operations:
Net investment income (loss)                              0.03           0.08          0.07            0.04             0.05
Net realized and unrealized gain (loss) on
  investments                                            (1.69)         (1.48)         0.95            0.58             0.70
                                                      --------       --------       -------         -------           ------
Total from investment operations                         (1.66)         (1.40)         1.02            0.62             0.75
Less distributions:
  Dividends from net investment income                   (0.03)         (0.07)        (0.04)          (0.08)           (0.10)
  Distributions from capital gains                       (0.24)         (0.77)        (0.08)          (0.35)           (0.11)
  Return of capital                                       0.00           0.00          0.00            0.00             0.00
                                                      --------       --------       -------         -------           ------
Total distributions                                      (0.27)         (0.84)        (0.12)          (0.43)           (0.21)
                                                      --------       --------       -------         -------           ------
Net asset value, end of period                          $13.40         $15.33        $17.57          $16.67           $16.48
                                                      ========       ========       =======         =======           ======
TOTAL RETURN(2)                                        (11.08%)        (8.33%)        6.17% (4)       3.76%            4.82% (4)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)              $164,260       $117,108       $63,503         $42,869           $9,682
Ratio of expenses to average net assets before
  waivers and reimbursements                             2.02%          2.03%         2.03% (5)       2.07%            2.20% (5)
Ratio of expenses to average net assets after
  waivers and Reimbursements                             2.02%          2.03%         2.03% (5)       2.07%            2.10% (5)
Ratio of net investment income (loss) to average
  net Assets                                             0.15%          0.35%         0.27% (5)       0.21%            0.23% (5)
Portfolio turnover rate(3)                                 33%          55.0%        56.24%          50.21%           46.43%


(1) Class C shares were first offered on July 31, 1998.
(2) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(3) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.
(4) Not annualized.
(5) Annualized.
(6) The fund's fiscal year end has been changed to October 31st.
(7) Per share amounts for Class C shares for 1998 were restated to reflect a reverse stock split which was effective February 11, 1999.
(8) Per share amounts have been calculated using average shares outstanding method.

 128                                                   THE HARTFORD MUTUAL FUNDS

                                                            FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


THE HARTFORD FOCUS FUND -- CLASS A


                                                                              PERIOD ENDED:
                                                               YEAR ENDED      5/24/2001-
                                                              10/31/2002(6)   10/31/2001(1)
                                                              -------------   -------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                               $8.82          $10.00
Income from investment operations:
Net investment income (loss)                                       (0.05)          (0.01)
Net realized and unrealized gain (loss) on investments             (1.45)          (1.17)
                                                                 -------         -------
Total from investment operations                                   (1.50)          (1.18)
Less distributions:
  Dividends from net investment income                              0.00            0.00
  Distributions from capital gains                                  0.00            0.00
  Return of capital                                                 0.00            0.00
                                                                 -------         -------
Total distributions                                                 0.00            0.00
                                                                 -------         -------
Net asset value, end of period                                     $7.32           $8.82
                                                                 =======         =======
TOTAL RETURN(2)                                                  (17.01%)        (11.80%)(5)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                         $66,432         $66,970
Ratio of expenses to average net assets before waivers and
  Reimbursements                                                   1.76%           1.68% (4)
Ratio of expenses to average net assets after waivers and
  Reimbursements                                                   1.65%           1.63% (4)
Ratio of net investment income (loss) to average net assets       (0.53%)         (0.18%)(4)
Portfolio turnover rate(3)                                          215%          108.9%


(1) The fund became effective and open for investment on 5/24/2001.
(2) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(3) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.
(4) Annualized.
(5) Not annualized.
(6) Per share amounts have been calculated using average shares outstanding method.


THE HARTFORD FOCUS FUND -- CLASS B


                                                                              PERIOD ENDED:
                                                               YEAR ENDED      5/24/2001-
                                                              10/31/2002(6)   10/31/2001(1)
                                                              -------------   -------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                               $8.79          $10.00
Income from investment operations:
Net investment income (loss)                                       (0.12)          (0.03)
Net realized and unrealized gain (loss) on investments             (1.42)          (1.18)
                                                                 -------         -------
Total from investment operations                                   (1.54)          (1.21)
Less distributions:
  Dividends from net investment income                              0.00            0.00
  Distributions from capital gains                                  0.00            0.00
  Return of capital                                                 0.00            0.00
                                                                 -------         -------
Total distributions                                                 0.00            0.00
                                                                 -------         -------
Net asset value, end of period                                     $7.25           $8.79
                                                                 =======         =======
TOTAL RETURN(2)                                                  (17.52%)        (12.10%)(5)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                         $18,862         $18,524
Ratio of expenses to average net assets before waivers and
  reimbursements                                                   2.43%           2.35% (4)
Ratio of expenses to average net assets after waivers and
  reimbursements                                                   2.35%           2.35% (4)
Ratio of net investment income (loss) to average net assets       (1.23%)         (0.89%)(4)
Portfolio turnover rate(3)                                          215%          108.9%


(1) The fund became effective and open for investment on 5/24/2001.
(2) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(3) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.
(4) Annualized.

(5) Not annualized.


(6) Per share amounts have been calculated using average shares outstanding method.


THE HARTFORD MUTUAL FUNDS                                                    129

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


THE HARTFORD FOCUS FUND -- CLASS C


                                                                              PERIOD ENDED:
                                                               YEAR ENDED      5/24/2001-
                                                              10/31/2002(6)   10/31/2001(1)
                                                              -------------   -------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                               $8.79           $10.00
Income from investment operations:
Net investment income (loss)                                       (0.12)           (0.04)
Net realized and unrealized gain (loss) on investments             (1.43)           (1.17)
                                                                 -------       ----------
Total from investment operations                                   (1.55)           (1.21)
Less distributions:
  Dividends from net investment income                              0.00             0.00
  Distributions from capital gains                                  0.00             0.00
  Return of capital                                                 0.00             0.00
                                                                 -------       ----------
Total distributions                                                 0.00             0.00
                                                                 -------       ----------
Net asset value, end of period                                     $7.24            $8.79
                                                                 =======       ==========
TOTAL RETURN(2)                                                  (17.63%)         (12.10%)(5)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                         $25,847          $24,142
Ratio of expenses to average net assets before waivers and
  reimbursements                                                   2.34%            2.35% (4)
Ratio of expenses to average net assets after waivers and
  reimbursements                                                   2.34%            2.35% (4)
Ratio of net investment income (loss) to average net assets       (1.22%)          (0.89%)(4)
Portfolio turnover rate(3)                                          215%           108.9%


(1) The fund became effective and open for investment on 5/24/2001.
(2) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(3) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.
(4) Annualized.
(5) Not annualized.
(6) Per share amounts have been calculated using average shares outstanding method.


THE HARTFORD GLOBAL COMMUNICATIONS FUND -- CLASS A


                                                                     YEAR ENDED:
                                                              --------------------------
                                                              10/31/2002(3)   10/31/2001
                                                              -------------   ----------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                               $4.57        $10.00
Income from investment operations:
Net investment income (loss)                                        0.00         (0.02)
Net realized and unrealized gain (loss) on investments             (1.33)        (5.41)
                                                                 -------       -------
Total from investment operations                                   (1.33)        (5.43)
Less distributions:
  Dividends from net investment income                              0.00          0.00
  Distributions from capital gains                                  0.00          0.00
  Return of capital                                                 0.00          0.00
                                                                 -------       -------
Total distributions                                                 0.00          0.00
                                                                 -------       -------
Net asset value, end of period                                     $3.24         $4.57
                                                                 =======       =======
TOTAL RETURN(1)                                                  (29.10%)      (54.30%)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                          $3,506        $4,050
Ratio of expenses to average net assets before waivers and
  reimbursements                                                   2.03%         1.73%
Ratio of expenses to average net assets after waivers and
  reimbursements                                                   1.65%         1.66%
Ratio of net investment income (loss) to average net assets       (0.10%)       (0.42%)
Portfolio turnover rate(2)                                           84%         84.3%


(1) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(2) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.
(3) Per share amounts have been calculated using average shares outstanding method.

 130                                                   THE HARTFORD MUTUAL FUNDS

                                                            FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


THE HARTFORD GLOBAL COMMUNICATIONS FUND -- CLASS B


                                                                     YEAR ENDED:
                                                              --------------------------
                                                              10/31/2002(3)   10/31/2001
                                                              -------------   ----------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                               $4.54        $10.00
Income from investment operations:
Net investment income (loss)                                       (0.04)        (0.05)
Net realized and unrealized gain (loss) on investments             (1.31)        (5.41)
                                                                 -------       -------
Total from investment operations                                   (1.35)        (5.46)
Less distributions:
  Dividends from net investment income                              0.00          0.00
  Distributions from capital gains                                  0.00          0.00
  Return of capital                                                 0.00          0.00
                                                                 -------       -------
Total distributions                                                 0.00          0.00
                                                                 -------       -------
Net asset value, end of period                                     $3.19         $4.54
                                                                 =======       =======
TOTAL RETURN(1)                                                  (29.74%)      (54.60%)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                            $846          $832
Ratio of expenses to average net assets before waivers and
  reimbursements                                                   2.70%         2.46%
Ratio of expenses to average net assets after waivers and
  reimbursements                                                   2.35%         2.36%
Ratio of net investment income (loss) to average net assets       (0.80%)       (1.12%)
Portfolio turnover rate(2)                                           84%         84.3%


(1) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(2) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.
(3) Per share amounts have been calculated using average shares outstanding method.


THE HARTFORD GLOBAL COMMUNICATIONS FUND -- CLASS C


                                                                     YEAR ENDED:
                                                              --------------------------
                                                              10/31/2002(3)   10/31/2001
                                                              -------------   ----------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                               $4.54        $10.00
Income from investment operations:
Net investment income (loss)                                       (0.04)        (0.05)
Net realized and unrealized gain (loss) on investments             (1.31)        (5.41)
                                                                 -------       -------
Total from investment operations                                   (1.35)        (5.46)
Less distributions:
  Dividends from net investment income                              0.00          0.00
  Distributions from capital gains                                  0.00          0.00
  Return of capital                                                 0.00          0.00
                                                                 -------       -------
Total distributions                                                 0.00          0.00
                                                                 -------       -------
Net asset value, end of period                                     $3.19         $4.54
                                                                 =======       =======
TOTAL RETURN(1)                                                  (29.74%)      (54.60%)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                            $736          $875
Ratio of expenses to average net assets before waivers and
  reimbursements                                                   2.57%         2.44%
Ratio of expenses to average net assets after waivers and
  reimbursements                                                   2.35%         2.36%
Ratio of net investment income (loss) to average net assets       (0.78%)       (1.12%)
Portfolio turnover rate(2)                                           84%         84.3%


(1) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(2) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.
(3) Per share amounts have been calculated using average shares outstanding method.

THE HARTFORD MUTUAL FUNDS                                                    131

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


THE HARTFORD GLOBAL FINANCIAL SERVICES FUND -- CLASS A


                                                                     YEAR ENDED:
                                                              --------------------------
                                                              10/31/2002(3)   10/31/2001
                                                              -------------   ----------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                               $9.37        $10.00
Income from investment operations:
Net investment income (loss)                                        0.04          0.02
Net realized and unrealized gain (loss) on investments             (1.38)        (0.65)
                                                                 -------        ------
Total from investment operations                                   (1.34)        (0.63)
Less distributions:
  Dividends from net investment income                              0.00          0.00
  Distributions from capital gains                                  0.00          0.00
  Return of capital                                                 0.00          0.00
                                                                 -------        ------
Total distributions                                                 0.00          0.00
                                                                 -------        ------
Net asset value, end of period                                     $8.03         $9.37
                                                                 =======        ======
TOTAL RETURN(1)                                                  (14.30%)       (6.30%)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                          $9,739        $9,946
Ratio of expenses to average net assets before waivers and
  reimbursements                                                   1.98%         1.89%
Ratio of expenses to average net assets after waivers and
  reimbursements                                                   1.65%         1.70%
Ratio of net investment income (loss) to average net assets        0.51%         0.25%
Portfolio turnover rate(2)                                           76%        115.2%


(1) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(2) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.
(3) Per share amounts have been calculated using average shares outstanding method.


THE HARTFORD GLOBAL FINANCIAL SERVICES FUND -- CLASS B


                                                                     YEAR ENDED:
                                                              --------------------------
                                                              10/31/2002(3)   10/31/2001
                                                              -------------   ----------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                               $9.30        $10.00
Income from investment operations:
Net investment income (loss)                                       (0.02)        (0.03)
Net realized and unrealized gain (loss) on investments             (1.36)        (0.67)
                                                                 -------       -------
Total from investment operations                                   (1.38)        (0.70)
Less distributions:
  Dividends from net investment income                              0.00          0.00
  Distributions from capital gains                                  0.00          0.00
  Return of capital                                                 0.00          0.00
                                                                 -------       -------
Total distributions                                                 0.00          0.00
                                                                 -------       -------
Net asset value, end of period                                     $7.92         $9.30
                                                                 =======       =======
TOTAL RETURN(1)                                                  (14.84%)       (7.00%)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                          $2,755        $2,052
Ratio of expenses to average net assets before waivers and
  reimbursements                                                   2.68%         2.61%
Ratio of expenses to average net assets after waivers and
  reimbursements                                                   2.35%         2.40%
Ratio of net investment income (loss) to average net assets       (0.20%)       (0.45%)
Portfolio turnover rate(2)                                           76%        115.2%


(1) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(2) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.
(3) Per share amounts have been calculated using average shares outstanding method.

 132                                                   THE HARTFORD MUTUAL FUNDS

                                                            FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


THE HARTFORD GLOBAL FINANCIAL SERVICES FUND -- CLASS C


                                                                     YEAR ENDED:
                                                              --------------------------
                                                              10/31/2002(3)   10/31/2001
                                                              -------------   ----------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                               $9.30        $10.00
Income from investment operations:
Net investment income (loss)                                       (0.02)        (0.03)
Net realized and unrealized gain (loss) on investments             (1.36)        (0.67)
                                                                 -------       -------
Total from investment operations                                   (1.38)        (0.70)
Less distributions:
  Dividends from net investment income                              0.00          0.00
  Distributions from capital gains                                  0.00          0.00
  Return of capital                                                 0.00          0.00
                                                                 -------       -------
Total distributions                                                 0.00          0.00
                                                                 -------       -------
Net asset value, end of period                                     $7.92         $9.30
                                                                 =======       =======
TOTAL RETURN(1)                                                  (14.84%)       (7.00%)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                          $2,548        $2,053
Ratio of expenses to average net assets before waivers and
  reimbursements                                                   2.54%         2.60%
Ratio of expenses to average net assets after waivers and
  reimbursements                                                   2.35%         2.40%
Ratio of net investment income (loss) to average net assets       (0.20%)       (0.45%)
Portfolio turnover rate(2)                                           76%        115.2%


(1) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(2) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.
(3) Per share amounts have been calculated using average shares outstanding method.


THE HARTFORD GLOBAL HEALTH FUND -- CLASS A


                                                                     YEAR ENDED:           PERIOD ENDED:
                                                              --------------------------     5/1/2000-
                                                              10/31/2002(6)   10/31/2001   10/31/2000(1)
                                                              -------------   ----------   -------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                              $13.47        $13.86         $10.00
Income from investment operations:
Net investment income (loss)                                       (0.09)        (0.06)         (0.01)
Net realized and unrealized gain (loss) on investments             (1.68)         0.23           3.87
                                                                --------       -------        -------
Total from investment operations                                   (1.77)         0.17           3.86
Less distributions:
  Dividends from net investment income                              0.00          0.00           0.00
  Distributions from capital gains                                 (0.28)        (0.56)          0.00
  Return of capital                                                 0.00          0.00           0.00
                                                                --------       -------        -------
Total distributions                                                (0.28)        (0.56)          0.00
                                                                --------       -------        -------
Net asset value, end of period                                    $11.42        $13.47         $13.86
                                                                ========       =======        =======
TOTAL RETURN(2)                                                  (13.43%)        1.18%         38.74% (5)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                        $101,881       $98,971        $44,917
Ratio of expenses to average net assets before waivers and
  reimbursements                                                   1.79%         1.67%          1.72% (4)
Ratio of expenses to average net assets after waivers and
  reimbursements                                                   1.65%         1.62%          1.65% (4)
Ratio of net investment income (loss) to average net assets       (0.70%)       (0.61%)        (0.33%)(4)
Portfolio turnover rate(3)                                           63%         57.7%          92.0%


(1) The fund became effective and open for investment on May 1, 2000.
(2) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(3) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.
(4) Annualized.
(5) Not annualized.
(6) Per share amounts have been calculated using average shares outstanding method.

THE HARTFORD MUTUAL FUNDS                                                    133

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


THE HARTFORD GLOBAL HEALTH FUND -- CLASS B


                                                                     YEAR ENDED:           PERIOD ENDED:
                                                              --------------------------     5/1/2000-
                                                              10/31/2002(6)   10/31/2001   10/31/2000(1)
                                                              -------------   ----------   -------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                              $13.31        $13.81         $10.00
Income from investment operations:
Net investment income (loss)                                       (0.18)        (0.12)         (0.04)
Net realized and unrealized gain (loss) on investments             (1.65)         0.18           3.85
                                                                --------       -------        -------
Total from investment operations                                   (1.83)         0.06           3.81
Less distributions:
  Dividends from net investment income                              0.00          0.00           0.00
  Distributions from capital gains                                 (0.28)        (0.56)          0.00
  Return of capital                                                 0.00          0.00           0.00
                                                                --------       -------        -------
Total distributions                                                (0.28)        (0.56)          0.00
                                                                --------       -------        -------
Net asset value, end of period                                    $11.20        $13.31         $13.81
                                                                ========       =======        =======
TOTAL RETURN(2)                                                  (14.05%)        0.36%         38.24% (5)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                         $45,659       $42,578        $20,574
Ratio of expenses to average net assets before waivers and
  reimbursements                                                   2.48%         2.36%          2.43% (4)
Ratio of expenses to average net assets after waivers and
  reimbursements                                                   2.35%         2.35%          2.35% (4)
Ratio of net investment income (loss) to average net assets       (1.40%)       (1.33%)        (1.03%)(4)
Portfolio turnover rate(3)                                           63%         57.7%          92.0%


(1) The fund became effective and open for investment on May 1, 2000.
(2) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(3) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.
(4) Annualized.
(5) Not annualized.
(6) Per share amounts have been calculated using average shares outstanding method.


THE HARTFORD GLOBAL HEALTH FUND -- CLASS C


                                                                     YEAR ENDED:           PERIOD ENDED:
                                                              --------------------------     5/1/2000-
                                                              10/31/2002(6)   10/31/2001   10/31/2000(1)
                                                              -------------   ----------   -------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                              $13.32        $13.81         $10.00
Income from investment operations:
Net investment income (loss)                                       (0.18)        (0.13)         (0.04)
Net realized and unrealized gain (loss) on investments             (1.65)         0.20           3.85
                                                                 -------       -------        -------
Total from investment operations                                   (1.83)         0.07           3.81
Less distributions:
  Dividends from net investment income                              0.00          0.00           0.00
  Distributions from capital gains                                 (0.28)        (0.56)          0.00
  Return of capital                                                 0.00          0.00           0.00
                                                                 -------       -------        -------
Total distributions                                                (0.28)        (0.56)          0.00
                                                                 -------       -------        -------
Net asset value, end of period                                    $11.21        $13.32         $13.81
                                                                 =======       =======        =======
TOTAL RETURN(2)                                                  (14.08%)        0.43%         38.24% (5)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                         $43,042       $44,306        $26,830
Ratio of expenses to average net assets before waivers and
  reimbursements                                                   2.35%         2.33%          2.40% (4)
Ratio of expenses to average net assets after waivers and
  reimbursements                                                   2.35%         2.33%          2.35% (4)
Ratio of net investment income (loss) to average net assets       (1.40%)       (1.31%)        (1.03%)(4)
Portfolio turnover rate(3)                                           63%         57.7%          92.0%


(1) The fund became effective and open for investment on May 1, 2000.
(2) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(3) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.
(4) Annualized.
(5) Not annualized.
(6) Per share amounts have been calculated using average shares outstanding method.

 134                                                   THE HARTFORD MUTUAL FUNDS

                                                            FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


THE HARTFORD GLOBAL LEADERS FUND -- CLASS A


                                                                YEAR ENDED:           PERIOD ENDED:                 PERIOD ENDED:
                                                         --------------------------     1/1/2000-     YEAR ENDED:    9/30/1998-
                                                         10/31/2002(8)   10/31/2001   10/31/2000(6)   12/31/1999    12/31/1998(1)
CLASS A -- PERIOD ENDED:                                 -------------   ----------   -------------   -----------   -------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                         $12.83         $17.55        $18.56         $12.67        $10.00
Income from Investment Operations:
Net investment income (loss)                                   0.02           0.01          0.00 (7)       0.00 (7)     (0.01)
Net realized and unrealized gain (loss) on investments        (1.64)         (4.54)        (0.92)          6.01          3.03
                                                           --------       --------      --------        -------        ------
Total from investment operations                              (1.62)         (4.53)        (0.92)          6.01          3.02
Less distributions:
  Dividends from net investment income                         0.00           0.00          0.00           0.00          0.00
  Distributions from capital gains                             0.00          (0.18)        (0.09)         (0.12)        (0.35)
  Return of capital                                            0.00          (0.01)         0.00           0.00          0.00
                                                           --------       --------      --------        -------        ------
Total distributions                                            0.00          (0.19)        (0.09)         (0.12)        (0.35)
                                                           --------       --------      --------        -------        ------
Net asset value, end of period                               $11.21         $12.83        $17.55         $18.56        $12.67
                                                           ========       ========      ========        =======        ======
TOTAL RETURN(2)                                             (12.63%)       (26.07%)       (4.98%)(4)     47.68%        30.36% (4)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                   $354,407       $247,094      $255,959        $84,632        $3,771
Ratio of expenses to average net assets before waivers
  and reimbursements                                          1.66%          1.53%         1.53% (5)      1.62%         2.71% (5)
Ratio of expenses to average net assets after waivers
  and reimbursements                                          1.61%          1.48%         1.48% (5)      1.57%         1.65% (5)
Ratio of net investment income (loss) to average net
  assets                                                      0.24%          0.08%        (0.06%)(5)     (0.15%)       (0.19%)(5)
Portfolio turnover rate(3)                                     323%         381.7%       290.04%        203.74%        49.04%


(1) The fund was declared effective by the Securities and Exchange Commission on September 30, 1998.
(2) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(3) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.
(4) Not annualized.
(5) Annualized.
(6) The fund's fiscal year end has been changed to October 31st.
(7) Net Investment Income (Loss) is less than a penny a share.
(8) Per share amounts have been calculated using average shares outstanding method.


THE HARTFORD GLOBAL LEADERS FUND -- CLASS B


                                                                YEAR ENDED:           PERIOD ENDED:                 PERIOD ENDED:
                                                         --------------------------     1/1/2000-     YEAR ENDED:    9/30/1998-
                                                         10/31/2002(7)   10/31/2001   10/31/2000(6)   12/31/1999    12/31/1998(1)
CLASS B -- PERIOD ENDED:                                 -------------   ----------   -------------   -----------   -------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                         $12.54        $17.29          $18.40        $12.65        $10.00
Income from Investment Operations:
Net investment income (loss)                                  (0.07)        (0.08)          (0.06)        (0.02)        (0.02)
Net realized and unrealized gain (loss) on investments        (1.59)        (4.48)          (0.96)         5.89          3.02
                                                            -------       -------       ---------       -------        ------
Total from investment operations                              (1.66)        (4.56)          (1.02)         5.87          3.00
Less distributions:
  Dividends from net investment income                         0.00          0.00            0.00          0.00          0.00
  Distributions from capital gains                             0.00         (0.18)          (0.09)        (0.12)        (0.35)
  Return of capital                                            0.00         (0.01)           0.00          0.00          0.00
                                                            -------       -------       ---------       -------        ------
Total distributions                                            0.00         (0.19)          (0.09)        (0.12)        (0.35)
                                                            -------       -------       ---------       -------        ------
Net asset value, end of period                               $10.88        $12.54          $17.29        $18.40        $12.65
                                                            =======       =======       =========       =======        ======
TOTAL RETURN(2)                                             (13.24%)      (26.64%)         (5.56%)(4)    46.64%        30.16% (4)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                    $70,280       $62,973         $75,702       $24,588          $486
Ratio of expenses to average net assets before waivers
  and reimbursements                                          2.33%         2.23%           2.22% (5)     2.29%         3.55% (5)
Ratio of expenses to average net assets after waivers
  and reimbursements                                          2.33%         2.23%           2.22% (5)     2.29%         2.35% (5)
Ratio of net investment income (loss) to average net
  assets                                                     (0.48%)       (0.66%)         (0.80%)(5)    (0.86%)       (0.92%)(5)
Portfolio turnover rate(3)                                     323%        381.7%         290.04%       203.74%        49.04%


(1) The fund was declared effective by the Securities and Exchange Commission on September 30, 1998.
(2) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(3) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.
(4) Not annualized.
(5) Annualized.
(6) The fund's fiscal year end has been changed to October 31st.
(7) Per share amounts have been calculated using average shares outstanding method.

THE HARTFORD MUTUAL FUNDS                                                    135

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


THE HARTFORD GLOBAL LEADERS FUND -- CLASS C


                                                                                                      YEAR ENDED:
                                                                YEAR ENDED:           PERIOD ENDED:                 PERIOD ENDED:
                                                         --------------------------     1/1/2000-                    9/30/1998-
                                                         10/31/2002(7)   10/31/2001   10/31/2000(6)   12/31/1999    12/31/1998(1)
CLASS C -- PERIOD ENDED:                                 -------------   ----------   -------------   -----------   -------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                         $12.55         $17.30        $18.40         $12.65        $10.00
Income from Investment Operations:
Net investment income (loss)                                  (0.06)         (0.10)        (0.06)         (0.02)        (0.02)
Net realized and unrealized gain (loss) on investments        (1.59)         (4.46)        (0.95)          5.89          3.02
                                                            -------       --------       -------        -------        ------
Total from investment operations                              (1.65)         (4.56)        (1.01)          5.87          3.00
Less distributions:
  Dividends from net investment income                         0.00           0.00          0.00           0.00          0.00
  Distributions from capital gains                             0.00          (0.18)        (0.09)         (0.12)        (0.35)
  Return of capital                                            0.00          (0.01)         0.00           0.00          0.00
                                                            -------       --------       -------        -------        ------
Total distributions                                            0.00          (0.19)        (0.09)         (0.12)        (0.35)
                                                            -------       --------       -------        -------        ------
Net asset value, end of period                               $10.90         $12.55        $17.30         $18.40        $12.65
                                                            =======       ========       =======        =======        ======
TOTAL RETURN(2)                                             (13.15%)       (26.62%)       (5.51%)(4)     46.64%        30.16% (4)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                    $75,174       $103,574      $142,549        $43,012          $517
Ratio of expenses to average net assets before waivers
  and reimbursements                                          2.21%          2.19%         2.19% (5)      2.33%         3.57% (5)
Ratio of expenses to average net assets after waivers
  and reimbursements                                          2.21%          2.19%         2.19% (5)      2.33%         2.35% (5)
Ratio of net investment income (loss) to average net
  assets                                                     (0.36%)        (0.63%)       (0.77%)(5)     (0.89%)       (0.90%)(5)
Portfolio turnover rate(3)                                     323%         381.7%       290.04%        203.74%        49.04%


(1) The fund was declared effective by the Securities and Exchange Commission on September 30, 1998.
(2) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(3) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.
(4) Not annualized.
(5) Annualized.
(6) The fund's fiscal year end has been changed to October 31st.
(7) Per share amounts have been calculated using average shares outstanding method.


THE HARTFORD GLOBAL TECHNOLOGY FUND -- CLASS A


                                                                     YEAR ENDED:           PERIOD ENDED:
                                                              --------------------------     5/1/2000-
                                                              10/31/2002(6)   10/31/2001   10/31/2000(1)
                                                              -------------   ----------   -------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                               $4.01         $8.72         $10.00
Income from Investment Operations:
Net investment income (loss)                                       (0.12)        (0.08)         (0.05)
Net realized and unrealized gain (loss) on investments             (0.91)        (4.55)         (1.23)
                                                                 -------       -------        -------
Total from investment operations                                   (1.03)        (4.63)         (1.28)
Less distributions:
  Dividends from net investment income                              0.00          0.00           0.00
  Distributions from capital gains                                  0.00         (0.08)          0.00
  Return of capital                                                 0.00          0.00           0.00
                                                                 -------       -------        -------
Total distributions                                                 0.00         (0.08)          0.00
                                                                 -------       -------        -------
Net asset value, end of period                                     $2.98         $4.01          $8.72
                                                                 =======       =======        =======
TOTAL RETURN(2)                                                  (25.69%)      (53.56%)       (14.26%)(5)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                         $18,321       $28,824        $33,221
Ratio of expenses to average net assets before waivers and
  reimbursements                                                   1.86%         1.71%          1.77% (4)
Ratio of expenses to average net assets after waivers and
  reimbursements                                                   1.65%         1.66%          1.66% (4)
Ratio of net investment income (loss) to average net assets       (1.44%)       (1.24%)        (1.37%)(4)
Portfolio turnover rate(3)                                          174%        252.8%        103.69%


(1) The fund became effective and open for investment on May 1, 2000.
(2) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(3) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.
(4) Annualized.
(5) Not annualized.
(6) Per share amounts have been calculated using average shares outstanding method.

 136                                                   THE HARTFORD MUTUAL FUNDS

                                                            FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


THE HARTFORD GLOBAL TECHNOLOGY FUND -- CLASS B


                                                                     YEAR ENDED:           PERIOD ENDED:
                                                              --------------------------     5/1/2000-
                                                              10/31/2002(6)   10/31/2001   10/31/2000(1)
                                                              -------------   ----------   -------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                               $3.96         $8.68         $10.00
Income from Investment Operations:
Net investment income (loss)                                       (0.18)        (0.11)         (0.07)
Net realized and unrealized gain (loss) on investments             (0.86)        (4.53)         (1.25)
                                                                 -------       -------        -------
Total from investment operations                                   (1.04)        (4.64)         (1.32)
Less distributions:
  Dividends from net investment income                              0.00          0.00           0.00
  Distributions from capital gains                                  0.00         (0.08)          0.00
  Return of capital                                                 0.00          0.00           0.00
                                                                 -------       -------        -------
Total distributions                                                 0.00         (0.08)          0.00
                                                                 -------       -------        -------
Net asset value, end of period                                     $2.92         $3.96          $8.68
                                                                 =======       =======        =======
TOTAL RETURN(2)                                                  (26.26%)      (53.93%)       (14.65%)(5)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                          $8,170       $10,962        $15,676
Ratio of expenses to average net assets before waivers and
  reimbursements                                                   2.54%         2.43%          2.46% (4)
Ratio of expenses to average net assets after waivers and
  reimbursements                                                   2.35%         2.36%          2.35% (4)
Ratio of net investment income (loss) to average net assets       (2.14%)       (1.94%)        (2.07%)(4)
Portfolio turnover rate(3)                                          174%        252.8%        103.69%


(1) The fund became effective and open for investment on May 1, 2000.
(2) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(3) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.
(4) Annualized.
(5) Not annualized.
(6) Per share amounts have been calculated using average shares outstanding method.


THE HARTFORD GLOBAL TECHNOLOGY FUND -- CLASS C


                                                                     YEAR ENDED:           PERIOD ENDED:
                                                              --------------------------     5/1/2000-
                                                              10/31/2002(6)   10/31/2001   10/31/2000(1)
                                                              -------------   ----------   -------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                               $3.97         $8.68         $10.00
Income from Investment Operations:
Net investment income (loss)                                       (0.19)        (0.11)         (0.06)
Net realized and unrealized gain (loss) on investments             (0.86)        (4.52)         (1.26)
                                                                 -------       -------        -------
Total from investment operations                                   (1.05)        (4.63)         (1.32)
Less distributions:
  Dividends from net investment income                              0.00          0.00           0.00
  Distributions from capital gains                                  0.00         (0.08)          0.00
  Return of capital                                                 0.00          0.00           0.00
                                                                 -------       -------        -------
Total distributions                                                 0.00         (0.08)          0.00
                                                                 -------       -------        -------
Net asset value, end of period                                     $2.92         $3.97          $8.68
                                                                 =======       =======        =======
TOTAL RETURN(2)                                                  (26.45%)      (53.81%)       (14.65%)(5)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                          $9,560       $15,581        $21,615
Ratio of expenses to average net assets before waivers and
  reimbursements                                                   2.39%         2.37%          2.43% (4)
Ratio of expenses to average net assets after waivers and
  reimbursements                                                   2.35%         2.36%          2.35% (4)
Ratio of net investment income (loss) to average net assets       (2.15%)       (1.94%)        (2.07%)(4)
Portfolio turnover rate(3)                                          174%        252.8%        103.69%


(1) The fund became effective and open for investment on May 1, 2000.
(2) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(3) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.
(4) Annualized.
(5) Not annualized.
(6) Per share amounts have been calculated using average shares outstanding method.

THE HARTFORD MUTUAL FUNDS                                                    137

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


THE HARTFORD GROWTH AND INCOME FUND -- CLASS A


                                                                YEAR ENDED:           PERIOD ENDED:                 PERIOD ENDED:
                                                         --------------------------     1/1/2000-     YEAR ENDED:    4/30/1998-
                                                         10/31/2002(8)   10/31/2001   10/31/2000(6)   12/31/1999    12/31/1998(1)
CLASS A -- PERIOD ENDED:                                 -------------   ----------   -------------   -----------   -------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                         $10.36         $13.63        $13.72         $11.45         $10.00
Income from Investment Operations:
Net investment income (loss)                                   0.00         0.00(7)        (0.02)          0.01           0.02
Net realized and unrealized gain (loss) on investments        (1.93)         (2.75)         0.04           2.36           1.45
                                                           --------       --------      --------        -------        -------
Total from investment operations                              (1.93)         (2.75)         0.02           2.37           1.47
Less distributions:
  Dividends from net investment income                         0.00           0.00          0.00           0.00           0.00
  Distributions from capital gains                             0.00          (0.52)        (0.11)         (0.10)          0.00
  Return of capital                                            0.00           0.00          0.00           0.00          (0.02)
                                                           --------       --------      --------        -------        -------
Total distributions                                            0.00          (0.52)        (0.11)         (0.10)         (0.02)
                                                           --------       --------      --------        -------        -------
Net asset value, end of period                                $8.43         $10.36        $13.63         $13.72         $11.45
                                                           ========       ========      ========        =======        =======
TOTAL RETURN(2)                                             (18.63%)       (20.90%)        0.15% (4)     20.80%         14.78% (4)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                   $230,545       $239,698      $197,176        $74,764        $11,120
Ratio of expenses to average net assets before waivers
  and reimbursements                                          1.57%          1.43%         1.43% (5)      1.49%          1.63% (5)
Ratio of expenses to average net assets after waivers
  and reimbursements                                          1.45%          1.38%         1.38% (5)      1.44%          1.45% (5)
Ratio of net investment income (loss) to average net
  assets                                                     (0.03%)        (0.07%)       (0.17%)(5)      0.01%          0.23% (5)
Portfolio turnover rate(3)                                      89%          79.8%        62.61%         52.98%         35.10%


(1) The fund was declared effective by the Securities and Exchange Commission on April 30, 1998.
(2) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(3) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.
(4) Not annualized.
(5) Annualized.
(6) The fund's fiscal year end has been changed to October 31st.
(7) Net Investment Income (Loss) is less than a penny a share.
(8) Per share amounts have been calculated using average shares outstanding method.


THE HARTFORD GROWTH AND INCOME FUND -- CLASS B


                                                                YEAR ENDED:           PERIOD ENDED:                 PERIOD ENDED:
                                                         --------------------------     1/1/2000-     YEAR ENDED:    4/30/1998-
                                                         10/31/2002(7)   10/31/2001   10/31/2000(6)   12/31/1999    12/31/1998(1)
CLASS B -- PERIOD ENDED:                                 -------------   ----------   -------------   -----------   -------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                         $10.10        $13.40         $13.58         $11.41          $10.00
Income from Investment Operations:
Net investment income (loss)                                  (0.11)        (0.05)         (0.06)         (0.02)          (0.01)
Net realized and unrealized gain (loss) on investments        (1.82)        (2.73)         (0.01)          2.29            1.43
                                                            -------       -------        -------        -------       ---------
Total from investment operations                              (1.93)        (2.78)         (0.07)          2.27            1.42
Less distributions:
  Dividends from net investment income                         0.00          0.00           0.00           0.00            0.00
  Distributions from capital gains                             0.00         (0.52)         (0.11)         (0.10)           0.00
  Return of capital                                            0.00          0.00           0.00           0.00           (0.01)
                                                            -------       -------        -------        -------       ---------
Total distributions                                            0.00         (0.52)         (0.11)         (0.10)          (0.01)
                                                            -------       -------        -------        -------       ---------
Net asset value, end of period                                $8.17        $10.10         $13.40         $13.58          $11.41
                                                            =======       =======        =======        =======       =========
TOTAL RETURN(2)                                             (19.11%)      (21.51%)        (0.51%)(4)     20.00%          14.21% (4)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                    $43,431       $43,210        $41,126        $20,375          $3,538
Ratio of expenses to average net assets before waivers
  and reimbursements                                          2.26%         2.11%          2.11% (5)      2.13%           2.32% (5)
Ratio of expenses to average net assets after waivers
  and reimbursements                                          2.15%         2.11%          2.11% (5)      2.13%           2.15% (5)
Ratio of net investment income (loss) to average net
  assets                                                     (1.03%)       (0.80%)        (0.90%)(5)     (0.68%)         (0.47%)(5)
Portfolio turnover rate(3)                                      89%         79.8%         62.61%         52.98%          35.10%


(1) The fund was declared effective by the Securities and Exchange Commission on April 30, 1998.
(2) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(3) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.
(4) Not annualized.
(5) Annualized.
(6) The fund's fiscal year end has been changed to October 31st.
(7) Per share amounts have been calculated using average shares outstanding method.

 138                                                   THE HARTFORD MUTUAL FUNDS

                                                            FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


THE HARTFORD GROWTH AND INCOME FUND -- CLASS C


                                                           YEAR ENDED:           PERIOD ENDED:                    PERIOD ENDED:
                                                    --------------------------     1/1/2000-      YEAR ENDED:       7/31/1998-
                                                    10/31/2002(8)   10/31/2001   10/31/2000(6)   12/31/1999(7)   12/31/1998(1)(7)
CLASS C -- PERIOD ENDED:                            -------------   ----------   -------------   -------------   ----------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                    $10.11         $13.41        $13.58          $11.41           $10.14
Income from Investment Operations:
Net investment income (loss)                             (0.06)         (0.06)        (0.06)          (0.03)            0.01
Net realized and unrealized gain (loss) on
  investments                                            (1.87)         (2.72)         0.00            2.30             1.29
                                                      --------       --------       -------         -------           ------
Total from investment operations                         (1.93)         (2.78)        (0.06)           2.27             1.30
Less distributions:
  Dividends from net investment income                    0.00           0.00          0.00            0.00             0.00
  Distributions from capital gains                        0.00          (0.52)        (0.11)          (0.10)            0.00
  Return of capital                                       0.00           0.00          0.00            0.00            (0.03)
                                                      --------       --------       -------         -------           ------
Total distributions                                       0.00          (0.52)        (0.11)          (0.10)           (0.03)
                                                      --------       --------       -------         -------           ------
Net asset value, end of period                           $8.18         $10.11        $13.41          $13.58           $11.41
                                                      ========       ========       =======         =======           ======
TOTAL RETURN(2)                                        (19.09%)       (21.50%)       (0.44%)(4)      19.98%           12.80% (4)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)               $44,054        $60,409       $63,650         $29,265           $3,726
Ratio of expenses to average net assets before
  waivers and reimbursements                             2.13%          2.09%         2.09% (5)       2.16%            2.38% (5)
Ratio of expenses to average net assets after
  waivers and reimbursements                             2.13%          2.09%         2.09% (5)       2.15%            2.15% (5)
Ratio of net investment income (loss) to average
  net assets                                            (0.80%)        (0.78%)       (0.88%)(5)      (0.69%)          (0.53%)(5)
Portfolio turnover rate(3)                                 89%          79.8%        62.61%          52.98%           35.10%


(1) Class C shares were first offered on July 31, 1998.
(2) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(3) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.
(4) Not annualized.
(5) Annualized.
(6) The fund's fiscal year end has been changed to October 31st.
(7) Per share amounts for Class C shares for 1998 were restated to reflect a reverse stock split which was effective February 11, 1999.
(8) Per share amounts have been calculated using average shares outstanding method.


THE HARTFORD GROWTH FUND -- CLASS A


                                                                 PERIOD:
                                                               2/19/2002-
                                                               10/31/2002
                  CLASS A -- PERIOD ENDED:                     -----------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                              $14.57
Income from Investment Operations:
Net investment income (loss)                                       (0.02)
Net realized and unrealized gain (loss) on investments             (2.65)
                                                                 -------
Total from investment operations                                   (2.67)
Less distributions:
  Dividends from net investment income                              0.00
  Distributions from capital gains                                  0.00
  Return of capital                                                 0.00
                                                                 -------
Total distributions                                                 0.00
                                                                 -------
Net asset value, end of period                                    $11.90
                                                                 =======
TOTAL RETURN(3)                                                  (18.33%)(1)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                          $5,970
Ratio of expenses to average net assets before waivers and
  reimbursements                                                   1.65% (2)
Ratio of expenses to average net assets after waivers and
  reimbursements                                                   1.45% (2)
Ratio of net investment income (loss) to average net Assets       (0.44%)(2)
Portfolio turnover rate(4)                                          107%


(1) Not annualized.

(2) Annualized.


(3) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if the sales charges were taken into account.


(4) Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.


THE HARTFORD MUTUAL FUNDS                                                    139

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


THE HARTFORD GROWTH FUND -- CLASS B


                                                                PERIOD:
                                                               2/19/2002-
                                                               10/31/2002
                  CLASS B -- PERIOD ENDED:                     ----------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                             $13.28
Income from Investment Operations:
Net investment income (loss)                                      (0.04)
Net realized and unrealized gain (loss) on investments            (2.44)
                                                                -------
Total from investment operations                                  (2.48)
Less distributions:
  Dividends from net investment income
  Distributions from capital gains                                 0.00
  Return of capital                                                0.00
Total distributions                                                0.00
                                                                -------
Net asset value, end of period                                    10.80
                                                                =======
TOTAL RETURN(3)                                                 (18.67%)(1)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                         $1,698
Ratio of expenses to average net assets before waivers and
  reimbursements                                                  2.32% (2)
Ratio of expenses to average net assets after waivers and
  reimbursements                                                  2.15% (2)
Ratio of net investment income (loss) to average net assets      (1.10%)(2)
Portfolio turnover rate(4)                                         107%


(1) Not Annualized

(2) Annualized.


(3) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.


(4) Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.



THE HARTFORD GROWTH FUND -- CLASS C


                                                                PERIOD:
                                                               2/19/2002-
                                                               10/31/2002
CLASS C -- PERIOD ENDED:                                       ----------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                             $13.28
Income from Investment Operations:
Net investment income (loss)                                      (0.04)
Net realized and unrealized gain (loss) on investments            (2.44)
                                                                -------
Total from investment operations                                  (2.48)
Less distributions:
  Dividends from net investment income
  Distributions from capital gains                                 0.00
  Return of capital                                                0.00
Total distributions                                                0.00
                                                                -------
Net asset value, end of period                                    10.80
                                                                =======
TOTAL RETURN(3)                                                 (18.68%)(1)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                         $1,480
Ratio of expenses to average net assets before waivers and
  reimbursements                                                  2.18% (2)
Ratio of expenses to average net assets after waivers and
  reimbursements                                                  2.15% (2)
Ratio of net investment income (loss) to average net assets      (1.13%)(2)
Portfolio turnover rate(4)                                         107%


(1) Not Annualized
(2) Annualized.

(3) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.


(4) Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.


 140                                                   THE HARTFORD MUTUAL FUNDS

                                                            FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


THE HARTFORD GROWTH OPPORTUNITIES FUND -- CLASS A


                                                                PERIOD:
                                                               2/19/2002-
                                                               10/31/2002
CLASS A -- PERIOD ENDED:                                       ----------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                             $19.80
Income from Investment Operations:
Net investment income (loss)                                      (0.06)
Net realized and unrealized gain (loss) on investments            (4.43)
                                                                -------
Total from investment operations                                  (4.49)
Less distributions:
  Dividends from net investment income                             0.00
  Distributions from capital gains                                 0.00
  Return of capital                                                0.00
                                                                -------
Total distributions                                                0.00
                                                                -------
Net asset value, end of period                                   $15.31
                                                                =======
TOTAL RETURN(3)                                                 (22.68%)(1)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                         $3,338
Ratio of expenses to average net assets before waivers and
  reimbursements                                                  1.62% (2)
Ratio of expenses to average net assets after waivers and
  reimbursements                                                  1.45% (2)
Ratio of net investment income (loss) to average net Assets      (0.92%)(2)
Portfolio turnover rate(4)                                         182%


(1) Not annualized.
(2) Annualized.
(3) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if the sales charges were taken into account.
(4) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.


THE HARTFORD GROWTH OPPORTUNITIES FUND -- CLASS B


                                                                PERIOD:
                                                               2/19/2002-
                                                               10/31/2002
CLASS B -- PERIOD ENDED:                                       ----------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                             $17.80
Income from Investment Operations:
Net investment income (loss)                                      (0.10)
Net realized and unrealized gain (loss) on Investments            (3.99)
                                                                -------
Total from investment operations                                  (4.09)
Less distributions:
  Dividends from net investment income
  Distributions from capital gains                                 0.00
  Return of capital                                                0.00
Total distributions                                                0.00
                                                                -------
Net asset value, end of period                                   $13.71
                                                                =======
TOTAL RETURN(3)                                                 (22.99%)(1)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                           $777
Ratio of expenses to average net assets before waivers and
  reimbursements                                                  2.30% (2)
Ratio of expenses to average net assets after waivers and
  reimbursements                                                  2.15% (2)
Ratio of net investment income (loss) to average net Assets      (1.60%)(2)
Portfolio turnover rate(4)                                         182%


(1) Not Annualized
(2) Annualized.
(3) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(4) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

THE HARTFORD MUTUAL FUNDS                                                    141

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


THE HARTFORD GROWTH OPPORTUNITIES FUND -- CLASS C


                                                                PERIOD:
                                                               2/19/2002-
                                                               10/31/2002
CLASS C -- PERIOD ENDED:                                       ----------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                             $17.80
Income from Investment Operations:
Net investment income (loss)                                      (0.09)
Net realized and unrealized gain (loss) on investments            (4.01)
                                                                -------
Total from investment operations                                  (4.10)
Less distributions:
  Dividends from net investment income                             0.00
  Distributions from capital gains                                 0.00
  Return of capital                                                0.00
                                                                -------
Total distributions                                                0.00
                                                                -------
Net asset value, end of period                                   $13.70
                                                                =======
TOTAL RETURN(3)                                                 (23.05%)(1)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                           $892
Ratio of expenses to average net assets before waivers and
  reimbursements                                                  2.09% (2)
Ratio of expenses to average net assets after waivers and
  reimbursements                                                  2.09% (2)
Ratio of net investment income (loss) to average net Assets      (1.56%)(2)
Portfolio turnover rate(4)                                         182%


(1) Not annualized.
(2) Annualized.
(3) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if the sales charges were taken into account.
(4) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.


THE HARTFORD HIGH YIELD FUND -- CLASS A


                                                                YEAR ENDED:           PERIOD ENDED:                 PERIOD ENDED:
                                                         --------------------------     1/1/2000-     YEAR ENDED:    9/30/1998-
                                                         10/31/2002(7)   10/31/2001   10/31/2000(6)   12/31/1999    12/31/1998(1)
CLASS A -- PERIOD ENDED:                                 -------------   ----------   -------------   -----------   -------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                          $8.45         $9.06          $9.75         $10.15        $10.00
Income from Investment Operations:
Net investment income (loss)                                   0.82          0.78           0.66           0.75          0.19
Net realized and unrealized gain (loss) on investments        (1.78)        (0.61)         (0.69)         (0.40)         0.13
                                                            -------       -------        -------        -------        ------
Total from investment operations                              (0.96)         0.17          (0.03)          0.35          0.32
Less distributions:
  Dividends from net investment income                        (0.76)        (0.78)         (0.66)         (0.75)        (0.17)
  Distributions from capital gains                             0.00          0.00           0.00           0.00          0.00
  Return of capital                                            0.00          0.00           0.00           0.00          0.00
                                                            -------       -------        -------        -------        ------
Total distributions                                           (0.76)        (0.78)         (0.66)         (0.75)        (0.17)
                                                            -------       -------        -------        -------        ------
Net asset value, end of period                                $6.73         $8.45          $9.06          $9.75        $10.15
                                                            =======       =======        =======        =======        ======
TOTAL RETURN(2)                                             (12.16%)        1.80%         (0.35%)(4)      3.47%         3.33% (4)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                    $95,760       $45,753        $23,214        $17,465        $8,507
Ratio of expenses to average net assets before waivers
  and reimbursements                                          1.55%         1.40%          1.38% (5)      1.41%         1.58% (5)
Ratio of expenses to average net assets after waivers
  and reimbursements                                          1.40%         1.35%          1.33% (5)      1.36%         1.40% (5)
Ratio of net investment income (loss) to average net
  assets                                                      9.48%         9.00%          8.55% (5)      7.74%         7.06% (5)
Portfolio turnover rate(3)                                      22%         62.8%         57.19%         52.96%        10.85%


(1) The fund was declared effective by the Securities and Exchange Commission on September 30, 1998.
(2) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(3) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.
(4) Not annualized.
(5) Annualized.
(6) The fund's fiscal year end has been changed to October 31st.
(7) Per share amounts have been calculated using average shares outstanding method.

 142                                                   THE HARTFORD MUTUAL FUNDS

                                                            FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


THE HARTFORD HIGH YIELD FUND -- CLASS B


                                                                YEAR ENDED:           PERIOD ENDED:                 PERIOD ENDED:
                                                         --------------------------     1/1/2000-     YEAR ENDED:    9/30/1998-
                                                         10/31/2002(7)   10/31/2001   10/31/2000(6)   12/31/1999    12/31/1998(1)
CLASS B -- PERIOD ENDED:                                 -------------   ----------   -------------   -----------   -------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                          $8.43         $9.05         $9.74         $10.14         $10.00
Income from Investment Operations:
Net investment income (loss)                                   0.80          0.72          0.62           0.68           0.16
Net realized and unrealized gain (loss) on investments        (1.81)        (0.62)        (0.71)         (0.40)          0.14
                                                           --------       -------        ------         ------         ------
Total from investment operations                              (1.01)        (0.10)        (0.09)          0.28           0.30
Less distributions:
  Dividends from net investment income                        (0.70)        (0.72)        (0.60)         (0.68)         (0.16)
  Distributions from capital gains                             0.00          0.00          0.00           0.00           0.00
  Return of capital                                            0.00          0.00          0.00           0.00           0.00
                                                           --------       -------        ------         ------         ------
Total distributions                                           (0.70)        (0.72)        (0.60)         (0.68)         (0.16)
                                                           --------       -------        ------         ------         ------
Net asset value, end of period                                $6.72         $8.43         $9.05          $9.74         $10.14
                                                           ========       =======        ======         ======         ======
TOTAL RETURN(2)                                             (12.70%)        0.99%        (0.92%)(4)      2.80%          3.09% (4)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                    $44,359       $16,922        $7,929         $7,436         $2,322
Ratio of expenses to average net assets before waivers
  and reimbursements                                          2.24%         2.08%         2.04% (5)      2.08%          2.31% (5)
Ratio of expenses to average net assets after waivers
  and reimbursements                                          2.10%         2.08%         2.04% (5)      2.08%          2.10% (5)
Ratio of net investment income (loss) to average net
  assets                                                      8.78%         8.28%         7.84% (5)      7.03%          6.50% (5)
Portfolio turnover rate(3)                                      22%         62.8%        57.19%         52.96%         10.85%


(1) The fund was declared effective by the Securities and Exchange Commission on September 30, 1998.
(2) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(3) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.
(4) Not annualized.
(5) Annualized.
(6) The fund's fiscal year end has been changed to October 31st.
(7) Per share amounts have been calculated using average shares outstanding method.


THE HARTFORD HIGH YIELD FUND -- CLASS C


                                                                YEAR ENDED:           PERIOD ENDED:                 PERIOD ENDED:
                                                         --------------------------     1/1/2000-     YEAR ENDED:    9/30/1998-
                                                         10/31/2002(7)   10/31/2001   10/31/2000(6)   12/31/1999    12/31/1998(1)
CLASS C -- PERIOD ENDED:                                 -------------   ----------   -------------   -----------   -------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                          $8.43         $9.05          $9.74        $10.14         $10.00
Income from Investment Operations:
Net investment income (loss)                                   0.72          0.72           0.61          0.68           0.16
Net realized and unrealized gain (loss) on investments        (1.73)        (0.62)         (0.70)        (0.40)          0.14
                                                            -------       -------        -------        ------         ------
Total from investment operations                              (1.01)        (0.10)         (0.09)         0.28           0.30
Less distributions:
  Dividends from net investment income                        (0.70)        (0.72)         (0.60)        (0.68)         (0.16)
  Distributions from capital gains                             0.00          0.00           0.00          0.00           0.00
  Return of capital                                            0.00          0.00           0.00          0.00           0.00
                                                            -------       -------        -------        ------         ------
Total distributions                                           (0.70)        (0.72)         (0.60)        (0.68)         (0.16)
                                                            -------       -------        -------        ------         ------
Net asset value, end of period                                $6.72         $8.43          $9.05         $9.74         $10.14
                                                            =======       =======        =======        ======         ======
TOTAL RETURN(2)                                             (12.65%)        1.01%         (0.90%)(4)     2.81%          3.08% (4)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                    $40,611       $27,605         $9,534        $8,573         $2,278
Ratio of expenses to average net assets before waivers
  and reimbursements                                          2.10%         2.08%          2.04% (5)     2.09%          2.31% (5)
Ratio of expenses to average net assets after waivers
  and reimbursements                                          2.10%         2.08%          2.04% (5)     2.09%          2.10% (5)
Ratio of net investment income (loss) to average net
  assets                                                      8.78%         8.28%          7.83% (5)     7.01%          6.49% (5)
Portfolio turnover rate(3)                                      22%         62.8%         57.19%        52.96%         10.85%


(1) The fund was declared effective by the Securities and Exchange Commission on September 30, 1998.
(2) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(3) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.
(4) Not annualized.
(5) Annualized.
(6) The fund's fiscal year end has been changed to October 31st.
(7) Per share amounts have been calculated using average shares outstanding method.

THE HARTFORD MUTUAL FUNDS                                                    143

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


THE HARTFORD INCOME FUND -- CLASS A


                                                              PERIOD ENDED:
                                                              10/31/2002(1)
                                                              -------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                             $10.00
Income from investment operations:
Net investment income (loss)                                       0.00
Net realized and unrealized gain (loss) on investments             0.00
                                                                 ------
Total from investment operations                                   0.00
Less distributions:
  Dividends from net investment income                             0.00
  Distributions from capital gains                                 0.00
  Return of capital                                                0.00
                                                                 ------
Total distributions                                                0.00
                                                                 ------
Net asset value, end of period                                   $10.00
                                                                 ======
TOTAL RETURN(2)                                                      0%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                         $8,000
Ratio of expenses to average net assets before waivers and
  reimbursements                                                     --
Ratio of expenses to average net assets after waivers and
  reimbursements                                                     --
Ratio of net investment income (loss) to average net assets          --
Portfolio turnover rate(3)                                           --


(1) The fund became open for investment on 10/31/2002.
(2) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(3) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.


THE HARTFORD INCOME FUND -- CLASS B


                                                              PERIOD ENDED:
                                                              10/31/2002(1)
                                                              -------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                             $10.00
Income from investment operations:
Net investment income (loss)                                       0.00
Net realized and unrealized gain (loss) on investments             0.00
                                                                 ------
Total from investment operations                                   0.00
Less distributions:
  Dividends from net investment income                             0.00
  Distributions from capital gains                                 0.00
  Return of capital                                                0.00
                                                                 ------
Total distributions                                                0.00
                                                                 ------
Net asset value, end of period                                   $10.00
                                                                 ======
TOTAL RETURN(2)                                                      0%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                         $1,000
Ratio of expenses to average net assets before waivers and
  reimbursements                                                     --
Ratio of expenses to average net assets after waivers and
  reimbursements                                                     --
Ratio of net investment income (loss) to average net assets          --
Portfolio turnover rate(3)                                           --


(1) The fund became open for investment on 10/31/2002.
(2) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(3) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.

 144                                                   THE HARTFORD MUTUAL FUNDS

                                                            FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


THE HARTFORD INCOME FUND -- CLASS C


                                                              PERIOD ENDED:
                                                              10/31/2002(1)
                                                              -------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                             $10.00
Income from investment operations:
Net investment income (loss)                                       0.00
Net realized and unrealized gain (loss) on investments             0.00
                                                                 ------
Total from investment operations                                   0.00
Less distributions:
  Dividends from net investment income                             0.00
  Distributions from capital gains                                 0.00
  Return of capital                                                0.00
                                                                 ------
Total distributions                                                0.00
                                                                 ------
Net asset value, end of period                                   $10.00
                                                                 ======
TOTAL RETURN(2)                                                      0%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                         $1,000
Ratio of expenses to average net assets before waivers and
  reimbursements                                                     --
Ratio of expenses to average net assets after waivers and
  reimbursements                                                     --
Ratio of net investment income (loss) to average net assets          --
Portfolio turnover rate(3)                                           --


(1) The fund became open for investment on 10/31/2002.
(2) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(3) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.


THE HARTFORD INFLATION PLUS FUND -- CLASS A


                                                              PERIOD ENDED:
                                                              10/31/2002(1)
                                                              -------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                             $10.00
Income from investment operations:
Net investment income (loss)                                       0.00
Net realized and unrealized gain (loss) on investments             0.00
                                                                 ------
Total from investment operations                                   0.00
Less distributions:
  Dividends from net investment income                             0.00
  Distributions from capital gains                                 0.00
  Return of capital                                                0.00
                                                                 ------
Total distributions                                                0.00
                                                                 ------
Net asset value, end of period                                   $10.00
                                                                 ======
TOTAL RETURN(2)                                                      0%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                         $8,000
Ratio of expenses to average net assets before waivers and
  reimbursements                                                     --
Ratio of expenses to average net assets after waivers and
  reimbursements                                                     --
Ratio of net investment income (loss) to average net assets          --
Portfolio turnover rate(3)                                           --


(1) The fund became open for investment on 10/31/2002.
(2) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(3) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.

THE HARTFORD MUTUAL FUNDS                                                    145

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


THE HARTFORD INFLATION PLUS FUND -- CLASS B


                                                              PERIOD ENDED:
                                                              10/31/2002(1)
                                                              -------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                             $10.00
Income from investment operations:
Net investment income (loss)                                       0.00
Net realized and unrealized gain (loss) on investments             0.00
                                                                 ------
Total from investment operations                                   0.00
Less distributions:
  Dividends from net investment income                             0.00
  Distributions from capital gains                                 0.00
  Return of capital                                                0.00
                                                                 ------
Total distributions                                                0.00
                                                                 ------
Net asset value, end of period                                   $10.00
                                                                 ======
TOTAL RETURN(2)                                                      0%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                         $1,000
Ratio of expenses to average net assets before waivers and
  reimbursements                                                     --
Ratio of expenses to average net assets after waivers and
  reimbursements                                                     --
Ratio of net investment income (loss) to average net assets          --
Portfolio turnover rate(3)                                           --


(1) The fund became open for investment on 10/31/2002.
(2) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(3) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.


THE HARTFORD INFLATION PLUS FUND -- CLASS C


                                                              PERIOD ENDED:
                                                              10/31/2002(1)
                                                              -------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                             $10.00
Income from investment operations:
Net investment income (loss)                                       0.00
Net realized and unrealized gain (loss) on investments             0.00
                                                                 ------
Total from investment operations                                   0.00
Less distributions:
  Dividends from net investment income                             0.00
  Distributions from capital gains                                 0.00
  Return of capital                                                0.00
                                                                 ------
Total distributions                                                0.00
                                                                 ------
Net asset value, end of period                                   $10.00
                                                                 ======
TOTAL RETURN(2)                                                      0%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                         $1,000
Ratio of expenses to average net assets before waivers and
  reimbursements                                                     --
Ratio of expenses to average net assets after waivers and
  reimbursements                                                     --
Ratio of net investment income (loss) to average net assets          --
Portfolio turnover rate(3)                                           --


(1) The fund became open for investment on 10/31/2002.
(2) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(3) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.

 146                                                   THE HARTFORD MUTUAL FUNDS

                                                            FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


THE HARTFORD INTERNATIONAL CAPITAL APPRECIATION FUND -- CLASS A


                                                                              PERIOD ENDED:
                                                               YEAR ENDED:     4/30/2001-
                                                              10/31/2002(7)   10/31/2001(1)
                                                              -------------   -------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                              $7.62           $10.00
Income from investment operations:
Net investment income (loss)                                       0.02             0.00 (6)
Net realized and unrealized gain (loss) on investments            (0.71)           (2.38)
                                                                 ------          -------
Total from investment operations                                  (0.69)           (2.38)
Less distributions:
  Dividends from net investment income                             0.00             0.00
  Distributions from capital gains                                 0.00             0.00
  Return of capital                                                0.00             0.00
                                                                 ------          -------
Total distributions                                                0.00             0.00
                                                                 ------          -------
Net asset value, end of period                                    $6.93            $7.62
                                                                 ======          =======
TOTAL RETURN(2)                                                  (9.06%)         (23.80%)(5)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                         $4,666           $2,579
Ratio of expenses to average net assets before waivers and
  reimbursements                                                  2.98%            2.64% (4)
Ratio of expenses to average net assets after waivers and
  reimbursements                                                  1.65%            1.65% (4)
Ratio of net investment income (loss) to average net assets       0.34%           (0.09%)(4)
Portfolio turnover rate(3)                                         330%           134.9%


(1) The fund became effective and open for investment on April 30, 2001.
(2) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(3) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.
(4) Annualized.
(5) Not annualized.
(6) Net Investment Income (Loss) is less than a penny a share.
(7) Per share amounts have been calculated using average shares outstanding method.


THE HARTFORD INTERNATIONAL CAPITAL APPRECIATION FUND -- CLASS B


                                                                              PERIOD ENDED:
                                                               YEAR ENDED      4/30/2001-
                                                              10/31/2002(6)   10/31/2001(1)
                                                              -------------   -------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                              $7.59           $10.00
Income from investment operations:
Net investment income (loss)                                      (0.03)           (0.03)
Net realized and unrealized gain (loss) on investments            (0.70)           (2.38)
                                                                 ------          -------
Total from investment operations                                  (0.73)           (2.41)
Less distributions:
  Dividends from net investment income                             0.00             0.00
  Distributions from capital gains                                 0.00             0.00
  Return of capital                                                0.00             0.00
                                                                 ------          -------
Total distributions                                                0.00             0.00
                                                                 ------          -------
Net asset value, end of period                                    $6.86            $7.59
                                                                 ======          =======
TOTAL RETURN(2)                                                  (9.62%)         (24.10%)(5)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                           $813             $327
Ratio of expenses to average net assets before waivers and
  Reimbursements                                                  3.69%            3.35% (4)
Ratio of expenses to average net assets after waivers and
  reimbursements                                                  2.35%            2.35% (4)
Ratio of net investment income (loss) to average net assets      (0.42%)          (0.79%)(4)
Portfolio turnover rate(3)                                         330%           134.9%


(1) The fund became effective and open for investment on April 30, 2001.
(2) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(3) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.
(4) Annualized.
(5) Not annualized.
(6) Per share amounts have been calculated using average shares outstanding method.

THE HARTFORD MUTUAL FUNDS                                                    147

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


THE HARTFORD INTERNATIONAL CAPITAL APPRECIATION FUND -- CLASS C


                                                                              PERIOD ENDED:
                                                               YEAR ENDED:     4/30/2001-
                                                              10/31/2002(6)   10/31/2001(1)
                                                              -------------   -------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                              $7.59           $10.00
Income from investment operations:
Net investment income (loss)                                      (0.03)           (0.02)
Net realized and unrealized gain (loss) on investments            (0.70)           (2.39)
                                                                 ------          -------
Total from investment operations                                  (0.73)           (2.41)
Less distributions:
  Dividends from net investment income                             0.00             0.00
  Distributions from capital gains                                 0.00             0.00
  Return of capital                                                0.00             0.00
                                                                 ------          -------
Total distributions                                                0.00             0.00
                                                                 ------          -------
Net asset value, end of period                                    $6.86            $7.59
                                                                 ======          =======
TOTAL RETURN(2)                                                  (9.62%)         (24.10%)(5)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                           $826             $316
Ratio of expenses to average net assets before waivers and
  reimbursements                                                  3.55%            3.32% (4)
Ratio of expenses to average net assets after waivers and
  reimbursements                                                  2.35%            2.35% (4)
Ratio of net investment income (loss) to average net assets      (0.34%)          (0.79%)(4)
Portfolio turnover rate(3)                                         330%           134.9%


(1) The fund became effective and open for investment on April 30, 2001.
(2) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(3) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.
(4) Annualized.
(5) Not annualized.
(6) Per share amounts have been calculated using average shares outstanding method.


THE HARTFORD INTERNATIONAL OPPORTUNITIES FUND -- CLASS A


                                                     YEAR ENDED:           PERIOD ENDED:               YEAR ENDED:
                                              --------------------------     1/1/2000-     ------------------------------------
                                              10/31/2002(6)   10/31/2001   10/31/2000(5)   12/31/1999   12/31/1998   12/31/1997
CLASS A -- PERIOD ENDED:                      -------------   ----------   -------------   ----------   ----------   ----------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period               $9.33        $13.03         $15.43        $11.89       $10.58       $10.72
Income from Investment Operations:
Net investment income (loss)                        0.03          0.05           0.08          0.06         0.07         0.09
Net realized and unrealized gain (loss) on
  investments                                      (1.33)        (3.14)         (2.42)         4.46         1.26        (0.01)
                                                 -------       -------        -------       -------      -------       ------
Total from investment operations                   (1.30)        (3.09)         (2.34)         4.52         1.33         0.08
Less distributions:
  Dividends from net investment income              0.00         (0.00)         (0.01)        (0.15)       (0.02)       (0.05)
  Distributions from capital gains                  0.00         (0.61)         (0.05)        (0.83)        0.00        (0.17)
  Return of capital                                 0.00          0.00           0.00          0.00         0.00         0.00
                                                 -------       -------        -------       -------      -------       ------
Total distributions                                 0.00         (0.61)         (0.06)        (0.98)       (0.02)       (0.22)
                                                 -------       -------        -------       -------      -------       ------
Net asset value, end of period                     $8.03         $9.33         $13.03        $15.43       $11.89       $10.58
                                                 =======       =======        =======       =======      =======       ======
TOTAL RETURN(1)                                  (13.93%)      (24.87%)       (15.18%)(2)    39.13%       12.53%        0.84%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)         $66,775       $72,326        $89,309       $63,281      $32,014      $15,701
Ratio of expenses to average net assets
  before waivers and reimbursements                1.82%         1.61%          1.60% (3)     1.61%        1.89%        2.30%
Ratio of expenses to average net assets
  after waivers and reimbursements                 1.65%         1.56%          1.55% (3)     1.56%        1.65%        1.65%
Ratio of net investment income (loss) to
  average net assets                               0.34%         0.47%          0.64% (3)     0.61%        0.69%        0.88%
Portfolio turnover rate(4)                          175%        158.1%        120.85%       128.26%      148.58%       59.16%


(1) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(2) Not annualized.
(3) Annualized.
(4) The portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.
(5) The fund's fiscal year end has been changed to October 31st.
(6) Per share amounts have been calculated using average shares outstanding method.

 148                                                   THE HARTFORD MUTUAL FUNDS

                                                            FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


THE HARTFORD INTERNATIONAL OPPORTUNITIES FUND -- CLASS B


                                                     YEAR ENDED:           PERIOD ENDED:               YEAR ENDED:
                                              --------------------------     1/1/2000-     ------------------------------------
                                              10/31/2002(6)   10/31/2001   10/31/2000(5)   12/31/1999   12/31/1998   12/31/1997
CLASS B -- PERIOD ENDED:                      -------------   ----------   -------------   ----------   ----------   ----------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period               $9.04        $12.74         $15.17        $11.73       $10.49       $10.69
Income from Investment Operations:
Net investment income (loss)                       (0.08)        (0.04)          0.01          0.01         0.01         0.07
Net realized and unrealized gain (loss) on
  investments                                      (1.25)        (3.05)         (2.39)         4.32         1.23        (0.06)
                                                 -------       -------        -------       -------      -------       ------
Total from investment operations                   (1.33)        (3.09)         (2.38)         4.33         1.24         0.01
Less distributions:
  Dividends from net investment income              0.00          0.00           0.00         (0.06)        0.00        (0.04)
  Distributions from capital gains                  0.00         (0.61)         (0.05)        (0.83)        0.00        (0.17)
  Return of capital                                 0.00          0.00           0.00          0.00         0.00         0.00
                                                 -------       -------        -------       -------      -------       ------
Total distributions                                 0.00         (0.61)         (0.05)        (0.89)        0.00        (0.21)
                                                 -------       -------        -------       -------      -------       ------
Net asset value, end of period                     $7.71         $9.04         $12.74        $15.17       $11.73       $10.49
                                                 =======       =======        =======       =======      =======       ======
TOTAL RETURN(1)                                  (14.71%)      (25.46%)       (15.70%)(2)    38.11%       11.82%        0.12%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)         $18,668       $18,798        $25,872       $22,835      $11,767       $7,188
Ratio of expenses to average net assets
  before waivers and reimbursements                2.50%         2.30%          2.29% (3)     2.26%        2.56%        3.03%
Ratio of expenses to average net assets
  after waivers and reimbursements                 2.35%         2.30%          2.29% (3)     2.26%        2.35%        2.35%
Ratio of net investment income (loss) to
  average net assets                              (0.79%)       (0.28%)        (0.09%)(3)    (0.09%)       0.01%       (0.05%)
Portfolio turnover rate(4)                          175%        158.1%        120.85%       128.26%      148.58%       59.16%


(1) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(2) Not annualized.
(3) Annualized.
(4) The portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.
(5) The fund's fiscal year end has been changed to October 31st.
(6) Per share amounts have been calculated using average shares outstanding method.


THE HARTFORD INTERNATIONAL OPPORTUNITIES FUND -- CLASS C


                                                           YEAR ENDED:           PERIOD ENDED:                    PERIOD ENDED:
                                                    --------------------------     1/1/2000-      YEAR ENDED:       7/31/1998-
                                                    10/31/2002(8)   10/31/2001   10/31/2000(6)   12/31/1999(7)   12/31/1998(1)(7)
CLASS C -- PERIOD ENDED:                            -------------   ----------   -------------   -------------   ----------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                     $8.99        $12.68         $15.10          $11.74           $12.26
Income from Investment Operations:
Net investment income (loss)                             (0.05)        (0.03)          0.07           (0.02)           (0.01)
Net realized and unrealized gain (loss) on
  investments                                            (1.27)        (3.05)         (2.44)           4.33            (0.48)
                                                       -------       -------        -------         -------          -------
Total from investment operations                         (1.32)        (3.08)         (2.37)           4.31            (0.49)
Less distributions:
  Dividends from net investment income                    0.00          0.00           0.00           (0.12)           (0.03)
  Distributions from capital gains                        0.00         (0.61)         (0.05)          (0.83)            0.00
  Return of capital                                       0.00          0.00           0.00            0.00             0.00
                                                       -------       -------        -------         -------          -------
Total distributions                                       0.00         (0.61)         (0.05)          (0.95)           (0.03)
                                                       -------       -------        -------         -------          -------
Net asset value, end of period                           $7.67         $8.99         $12.68          $15.10           $11.74
                                                       =======       =======        =======         =======          =======
TOTAL RETURN(2)                                        (14.68%)      (25.51%)       (15.70%)(4)      37.98%           (4.05%)(4)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)               $13,438       $18,523        $26,912         $13,514           $1,379
Ratio of expenses to average net assets before
  waivers and reimbursements                             2.40%         2.28%          2.27% (5)       2.31%            2.83% (5)
Ratio of expenses to average net assets after
  waivers and reimbursements                             2.35%         2.28%          2.27% (5)       2.31%            2.35% (5)
Ratio of net investment income (loss) to average
  net assets                                            (0.64%)       (0.25%)        (0.07%)(5)      (0.13%)          (0.71%)(5)
Portfolio turnover rate(3)                                175%        158.1%        120.85%         128.26%          148.58%


(1) Class C shares were first offered on July 31, 1998.
(2) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(3) The portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.
(4) Not annualized.
(5) Annualized.
(6) The fund's fiscal year end has been changed to October 31st.
(7) Per share amounts for Class C shares for 1998 were restated to reflect a reverse stock split which was effective February 11, 1999.
(8) Per share amounts have been calculated using average shares outstanding method.

THE HARTFORD MUTUAL FUNDS                                                    149

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


THE HARTFORD INTERNATIONAL SMALL COMPANY FUND -- CLASS A


                                                                              PERIOD ENDED:
                                                               YEAR ENDED:     4/30/2001-
                                                              10/31/2002(6)   10/31/2001(1)
                                                              -------------   -------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                              $8.82           $10.00
Income from investment operations:
Net investment income (loss)                                       0.03             0.04
Net realized and unrealized gain (loss) on investments            (0.48)           (1.22)
                                                                 ------          -------
Total from investment operations                                  (0.45)           (1.18)
Less distributions:
  Dividends from net investment income                             0.00             0.00
  Distributions from capital gains                                 0.00             0.00
  Return of capital                                                0.00             0.00
                                                                 ------          -------
Total distributions                                                0.00             0.00
                                                                 ------          -------
Net asset value, end of period                                    $8.37            $8.82
                                                                 ======          =======
TOTAL RETURN(2)                                                  (5.10%)         (11.80%)(5)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                         $4,598           $2,156
Ratio of expenses to average net assets before waivers and
  reimbursements                                                  3.09%            3.46% (4)
Ratio of expenses to average net assets after waivers and
  reimbursements                                                  1.65%            1.65% (4)
Ratio of net investment income (loss) to average net assets       0.44%            0.86% (4)
Portfolio turnover rate(3)                                         194%           128.1%


(1) The fund became effective and open for investment on April 30, 2001.
(2) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(3) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.
(4) Annualized.
(5) Not annualized.
(6) Per share amounts have been calculated using average shares outstanding method.


THE HARTFORD INTERNATIONAL SMALL COMPANY FUND -- CLASS B


                                                                              PERIOD ENDED:
                                                               YEAR ENDED:     4/30/2001-
                                                              10/31/2002(7)   10/31/2001(1)
                                                              -------------   -------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                              $8.81           $10.00
Income from investment operations:
Net investment income (loss)                                      (0.02)          0.00(6)
Net realized and unrealized gain (loss) on investments            (0.45)           (1.19)
                                                                 ------          -------
Total from investment operations                                  (0.47)           (1.19)
Less distributions:
  Dividends from net investment income                             0.00             0.00
  Distributions from capital gains                                 0.00             0.00
  Return of capital                                                0.00             0.00
                                                                 ------          -------
Total distributions                                                0.00             0.00
                                                                 ------          -------
Net asset value, end of period                                    $8.34            $8.81
                                                                 ======          =======
TOTAL RETURN(2)                                                  (5.34%)         (11.90%)(5)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                           $926             $275
Ratio of expenses to average net assets before waivers and
  reimbursements                                                  3.81%            4.12% (4)
Ratio of expenses to average net assets after waivers and
  reimbursements                                                  2.35%            2.35% (4)
Ratio of net investment income (loss) to average net assets      (0.26%)           0.16% (4)
Portfolio turnover rate(3)                                         194%           128.1%


(1) The fund became effective and open for investment on April 30, 2001.
(2) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(3) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.
(4) Annualized.
(5) Not annualized.
(6) Net Investment Income (Loss) is less than a penny a share
(7) Per share amounts have been calculated using average shares outstanding method.

 150                                                   THE HARTFORD MUTUAL FUNDS

                                                            FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


THE HARTFORD INTERNATIONAL SMALL COMPANY FUND -- CLASS C


                                                                              PERIOD ENDED:
                                                               YEAR ENDED:     4/30/2001-
                                                              10/31/2002(6)   10/31/2001(1)
                                                              -------------   -------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                              $8.78           $10.00
Income from investment operations:
Net investment income (loss)                                      (0.03)            0.01
Net realized and unrealized gain (loss) on investments            (0.47)           (1.23)
                                                                 ------          -------
Total from investment operations                                  (0.50)           (1.22)
Less distributions:
  Dividends from net investment income                             0.00             0.00
  Distributions from capital gains                                 0.00             0.00
  Return of capital                                                0.00             0.00
                                                                 ------          -------
Total distributions                                                0.00             0.00
                                                                 ------          -------
Net asset value, end of period                                    $8.28            $8.78
                                                                 ======          =======
TOTAL RETURN(2)                                                  (5.70%)         (12.20%)(5)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                           $859             $425
Ratio of expenses to average net assets before waivers and
  reimbursements                                                  3.53%            4.12% (4)
Ratio of expenses to average net assets after waivers and
  reimbursements                                                  2.35%            2.35% (4)
Ratio of net investment income (loss) to average net assets      (0.26%)           0.16% (4)
Portfolio turnover rate(3)                                         194%           128.1%


(1) The fund became effective and open for investment on April 30, 2001.
(2) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(3) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.
(4) Annualized.
(5) Not annualized.

(6) Per share amounts have been calculated using average shares outstanding method.



THE HARTFORD MIDCAP FUND -- CLASS A


                                                                YEAR ENDED:           PERIOD ENDED:          YEAR ENDED:
                                                         --------------------------     1/1/2000-     --------------------------
                                                         10/31/2002(7)   10/31/2001   10/31/2000(4)   12/31/1999   12/31/1998(1)
CLASS A -- PERIOD ENDED:                                 -------------   ----------   -------------   ----------   -------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                         $16.57         $22.42        $17.78         $12.30        $10.00
Income from Investment Operations:
Net investment income (loss)                                  (0.10)         (0.03)        (0.03)         (0.03)        (0.05)
Net realized and unrealized gain (loss) on investments        (0.97)         (3.89)         5.37           6.08          2.35
                                                           --------       --------      --------       --------       -------
Total from investment operations                              (1.07)         (3.92)         5.34           6.05          2.30
Less distributions:
  Dividends from net investment income                         0.00           0.00          0.00           0.00          0.00
  Distributions from capital gains                             0.00          (1.93)        (0.70)         (0.57)         0.00
  Return of capital                                            0.00           0.00          0.00           0.00          0.00
                                                           --------       --------      --------       --------       -------
Total distributions                                            0.00          (1.93)        (0.70)         (0.57)         0.00
                                                           --------       --------      --------       --------       -------
Net asset value, end of period                               $15.50         $16.57        $22.42         $17.78        $12.30
                                                           ========       ========      ========       ========       =======
TOTAL RETURN(2)                                              (6.46%)       (18.94%)       30.50% (6)     50.17%        23.12%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                   $704,238       $612,750      $425,686       $118,194       $24,294
Ratio of expenses to average net assets before waivers
  and reimbursements                                          1.56%          1.43%         1.48% (5)      1.51%         1.62%
Ratio of expenses to average net assets after waivers
  and reimbursements                                          1.45%          1.38%         1.43% (5)      1.45%         1.45%
Ratio of net investment income (loss) to average net
  assets                                                     (0.65%)        (0.53%)       (0.80%)(5)     (0.79%)       (0.78%)
Portfolio turnover rate(3)                                     109%         115.5%       110.37%        122.52%       139.02%


(1) The fund was declared effective by the Securities and Exchange Commission on December 31, 1997.
(2) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(3) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.
(4) The fund's fiscal year end has been changed to October 31st.

(5) Annualized.


(6) Not annualized.

(7) Per share amounts have been calculated using average shares outstanding method.

THE HARTFORD MUTUAL FUNDS                                                    151

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


THE HARTFORD MIDCAP FUND -- CLASS B


                                                                YEAR ENDED:           PERIOD ENDED:          YEAR ENDED:
                                                         --------------------------     1/1/2000-     --------------------------
                                                         10/31/2002(7)   10/31/2001   10/31/2000(4)   12/31/1999   12/31/1998(1)
CLASS B -- PERIOD ENDED:                                 -------------   ----------   -------------   ----------   -------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                         $16.07         $21.96        $17.54        $12.22         $10.00
Income from Investment Operations:
Net investment income (loss)                                  (0.21)         (0.09)        (0.07)        (0.03)         (0.10)
Net realized and unrealized gain (loss) on investments        (0.93)         (3.87)         5.19          5.92           2.32
                                                           --------       --------      --------       -------        -------
Total from investment operations                              (1.14)         (3.96)         5.12          5.89           2.22
Less distributions:
  Dividends from net investment income                         0.00           0.00          0.00          0.00           0.00
  Distributions from capital gains                             0.00          (1.93)        (0.70)        (0.57)          0.00
  Return of capital                                            0.00           0.00          0.00          0.00           0.00
                                                           --------       --------      --------       -------        -------
Total distributions                                            0.00          (1.93)        (0.70)        (0.57)          0.00
                                                           --------       --------      --------       -------        -------
Net asset value, end of period                               $14.93         $16.07        $21.96        $17.54         $12.22
                                                           ========       ========      ========       =======        =======
TOTAL RETURN(2)                                              (7.09%)       (19.58%)       29.72% (6)    49.10%         22.32%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                   $266,650       $265,683      $185,830       $50,301         $8,403
Ratio of expenses to average net assets before waivers
  and reimbursements                                          2.24%          2.11%         2.15% (5)     2.17%          2.31%
Ratio of expenses to average net assets after waivers
  and reimbursements                                          2.15%          2.11%         2.15% (5)     2.15%          2.15%
Ratio of net investment income (loss) to average net
  assets                                                     (1.35%)        (1.28%)       (1.52%)(5)    (1.48%)        (1.48%)
Portfolio turnover rate(3)                                     109%         115.5%       110.37%       122.52%        139.02%


(1) The fund was declared effective by the Securities and Exchange Commission on December 31, 1997.
(2) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(3) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.
(4) The fund's fiscal year end has been changed to October 31st.

(5) Annualized.


(6) Not annualized.

(7) Per share amounts have been calculated using average shares outstanding method.


THE HARTFORD MIDCAP FUND -- CLASS C


                                                           YEAR ENDED:           PERIOD ENDED:                    PERIOD ENDED:
                                                    --------------------------     1/1/2000-      YEAR ENDED:       7/31/1998-
                                                    10/31/2002(8)   10/31/2001   10/31/2000(6)   12/31/1999(7)   12/31/1998(1)(7)
CLASS C -- PERIOD ENDED:                            -------------   ----------   -------------   -------------   ----------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                    $16.08         $21.96        $17.53          $12.21           $11.23
Income from Investment Operations:
Net investment income (loss)                             (0.21)         (0.12)        (0.10)          (0.04)           (0.03)
Net realized and unrealized gain (loss) on
  investments                                            (0.93)         (3.83)         5.23            5.93             1.01
                                                      --------       --------      --------         -------          -------
Total from investment operations                         (1.14)         (3.95)         5.13            5.89             0.98
Less distributions:
  Dividends from net investment income                    0.00           0.00          0.00            0.00             0.00
  Distributions from capital gains                        0.00          (1.93)        (0.70)          (0.57)            0.00
  Return of capital                                       0.00           0.00          0.00            0.00             0.00
                                                      --------       --------      --------         -------          -------
Total distributions                                       0.00          (1.93)        (0.70)          (0.57)            0.00
                                                      --------       --------      --------         -------          -------
Net asset value, end of period                          $14.94         $16.08        $21.96          $17.53           $12.21
                                                      ========       ========      ========         =======          =======
TOTAL RETURN(2)                                         (7.09%)       (19.53%)       29.72% (4)      49.22%            8.70% (4)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)              $275,305       $285,908      $217,965         $48,310           $1,077
Ratio of expenses to average net assets before
  waivers and reimbursements                             2.12%          2.09%         2.14% (5)       2.22%            2.57% (5)
Ratio of expenses to average net assets after
  waivers and reimbursements                             2.12%          2.09%         2.14% (5)       2.15%            2.15% (5)
Ratio of net investment income (loss) to average
  net assets                                            (1.31%)        (1.24%)       (1.51%)(5)      (1.48%)          (1.45%)(5)
Portfolio turnover rate(3)                                109%         115.5%       110.37%         122.52%          139.02%


(1) Class C shares were first offered on July 31, 1998.
(2) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(3) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.
(4) Not annualized.
(5) Annualized.
(6) The fund's fiscal year end has been changed to October 31st.
(7) Per share amounts for Class C shares for 1998 were restated to reflect a reverse stock split which was effective February 11, 1999.
(8) Per share amounts have been calculated using average shares outstanding method.

 152                                                   THE HARTFORD MUTUAL FUNDS

                                                            FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


THE HARTFORD MIDCAP VALUE FUND -- CLASS A


                                                                              PERIOD ENDED:
                                                               YEAR ENDED:     4/30/2001-
                                                              10/31/2002(6)   10/31/2001(1)
                                                              -------------   -------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                               $8.48          $10.00
Income from investment operations:
Net investment income (loss)                                       (0.02)          (0.01)
Net realized and unrealized gain (loss) on investments             (0.12)          (1.51)
                                                                 -------         -------
Total from investment operations                                   (0.14)          (1.52)
Less distributions:
  Dividends from net investment income                              0.00            0.00
  Distributions from capital gains                                  0.00            0.00
  Return of capital                                                 0.00            0.00
                                                                 -------         -------
Total distributions                                                 0.00            0.00
                                                                 -------         -------
Net asset value, end of period                                     $8.34           $8.48
                                                                 =======         =======
TOTAL RETURN(2)                                                   (1.65%)        (15.20%)(5)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                         $94,532         $26,812
Ratio of expenses to average net assets before waivers and
  reimbursements                                                   1.68%           1.69% (4)
Ratio of expenses to average net assets after waivers and
  reimbursements                                                   1.45%           1.40% (4)
Ratio of net investment income (loss) to average net assets       (0.23%)         (0.20%)(4)
Portfolio turnover rate(3)                                           40%           28.4%


(1) The fund became effective and open for investment on April 30, 2001.
(2) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(3) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.
(4) Annualized.
(5) Not annualized.
(6) Per share amounts have been calculated using average shares outstanding method.


THE HARTFORD MIDCAP VALUE FUND -- CLASS B


                                                                              PERIOD ENDED:
                                                               YEAR ENDED:     4/30/2001-
                                                              10/31/2002(6)   10/31/2001(1)
                                                              -------------   -------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                               $8.46          $10.00
Income from investment operations:
Net investment income (loss)                                       (0.09)          (0.02)
Net realized and unrealized gain (loss) on investments             (0.12)          (1.52)
                                                                 -------         -------
Total from investment operations                                   (0.21)          (1.54)
Less distributions:
  Dividends from net investment income                              0.00            0.00
  Distributions from capital gains                                  0.00            0.00
  Return of capital                                                 0.00            0.00
                                                                 -------         -------
Total distributions                                                 0.00            0.00
                                                                 -------         -------
Net asset value, end of period                                     $8.25           $8.46
                                                                 =======         =======
TOTAL RETURN(2)                                                   (2.48%)        (15.40%)(5)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                         $26,556          $7,158
Ratio of expenses to average net assets before waivers and
  reimbursements                                                   2.38%           2.38% (4)
Ratio of expenses to average net assets after waivers and
  reimbursements                                                   2.15%           2.10% (4)
Ratio of net investment income (loss) to average net assets       (0.95%)         (0.90%)(4)
Portfolio turnover rate(3)                                           40%           28.4%


(1) The fund became effective and open for investment on April 30, 2001.
(2) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(3) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.
(4) Annualized.
(5) Not annualized.
(6) Per share amounts have been calculated using average shares outstanding method.

THE HARTFORD MUTUAL FUNDS                                                    153

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


THE HARTFORD MIDCAP VALUE FUND -- CLASS C


                                                                              PERIOD ENDED:
                                                               YEAR ENDED:     4/30/2001-
                                                              10/31/2002(6)   10/31/2001(1)
                                                              -------------   -------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                               $8.46          $10.00
Income from investment operations:
Net investment income (loss)                                       (0.09)          (0.02)
Net realized and unrealized gain (loss) on investments             (0.12)          (1.52)
                                                                 -------         -------
Total from investment operations                                   (0.21)          (1.54)
Less distributions:
  Dividends from net investment income                              0.00            0.00
  Distributions from capital gains                                  0.00            0.00
  Return of capital                                                 0.00            0.00
                                                                 -------         -------
Total distributions                                                 0.00            0.00
                                                                 -------         -------
Net asset value, end of period                                     $8.25           $8.46
                                                                 =======         =======
TOTAL RETURN(2)                                                   (2.48%)        (15.40%)(5)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                         $32,274          $8,975
Ratio of expenses to average net assets before waivers and
  reimbursements                                                   2.27%           2.37% (4)
Ratio of expenses to average net assets after waivers and
  reimbursements                                                   2.15%           2.10% (4)
Ratio of net investment income (loss) to average net assets       (0.96%)         (0.90%)(4)
Portfolio turnover rate(3)                                           40%           28.4%


(1) The fund became effective and open for investment on April 30, 2001.
(2) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(3) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.
(4) Annualized.
(5) Not annualized.
(6) Per share amounts have been calculated using average shares outstanding method.


THE HARTFORD MONEY MARKET FUND -- CLASS A


                                                     YEAR ENDED:           PERIOD ENDED:               YEAR ENDED:
                                              --------------------------     1/1/2000-     ------------------------------------
                                              10/31/2002(5)   10/31/2001   10/31/2000(4)   12/31/1999   12/31/1998   12/31/1997
CLASS A -- PERIOD ENDED:                      -------------   ----------   -------------   ----------   ----------   ----------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period               $1.00         $1.00          $1.00         $1.00        $1.00        $1.00
Income from Investment Operations:
Net investment income (loss)                       0.011          0.04           0.04          0.04         0.05         0.05
Net realized and unrealized gain (loss) on
  investments                                       0.00          0.00           0.00          0.00         0.00         0.00
                                                --------       -------        -------       -------      -------      -------
Total from investment operations                   0.011          0.04           0.04          0.04         0.05         0.05
Less distributions:
  Dividends from net investment income            (0.011)        (0.04)         (0.04)        (0.04)       (0.05)       (0.05)
  Distributions from capital gains                  0.00          0.00           0.00          0.00         0.00         0.00
  Return of capital                                 0.00          0.00           0.00          0.00         0.00         0.00
                                                --------       -------        -------       -------      -------      -------
Total distributions                               (0.011)        (0.04)         (0.04)        (0.04)       (0.05)       (0.05)
                                                --------       -------        -------       -------      -------      -------
Net asset value, end of period                     $1.00         $1.00          $1.00         $1.00        $1.00        $1.00
                                                ========       =======        =======       =======      =======      =======
TOTAL RETURN(1)                                    1.09%         4.02%          4.54% (2)     4.32%        4.69%        4.73%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)        $302,862       $86,748        $43,897       $44,663      $29,424      $22,578
Ratio of expenses to average net assets
  before waivers and reimbursements                1.30%         1.19%          1.20% (3)     1.15%        1.25%        1.28%
Ratio of expenses to average net assets
  after waivers and reimbursements                 1.00%         1.00%          1.00% (3)     1.00%        1.00%        1.00%
Ratio of net investment income (loss) to
  average net assets                               1.06%         3.63%          5.35% (3)     4.25%        4.57%        4.67%
Portfolio turnover rate                              N/A           N/A            N/A           N/A          N/A          N/A


(1) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(2) Not annualized.
(3) Annualized.
(4) The fund's fiscal year end has been changed to October 31st.
(5) Per share amounts have been calculated using average shares outstanding method.

 154                                                   THE HARTFORD MUTUAL FUNDS

                                                            FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


THE HARTFORD MONEY MARKET FUND -- CLASS B


                                                  YEAR ENDED:           PERIOD ENDED:         YEAR ENDED:         PERIOD ENDED:
                                           --------------------------     1/1/2000-     -----------------------    8/22/1997-
                                           10/31/2002(6)   10/31/2001   10/31/2000(5)   12/31/1999   12/31/1998   12/31/1997(1)
CLASS B -- PERIOD ENDED:                   -------------   ----------   -------------   ----------   ----------   -------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period            $1.00         $1.00          $1.00         $1.00        $1.00         $1.00
Income from Investment Operations:
Net investment income (loss)                    0.004          0.03           0.04          0.04         0.04          0.01
Net realized and unrealized gain (loss)
  on investments                                 0.00          0.00           0.00          0.00         0.00          0.00
                                              -------       -------        -------       -------      -------        ------
Total from investment operations                0.004          0.03           0.04          0.04         0.04          0.01
Less distributions:
  Dividends from net investment income         (0.004)        (0.03)         (0.04)        (0.04)       (0.04)        (0.01)
  Distributions from capital gains               0.00          0.00           0.00          0.00         0.00          0.00
  Return of capital                              0.00          0.00           0.00          0.00         0.00          0.00
                                              -------       -------        -------       -------      -------        ------
Total distributions                            (0.004)        (0.03)         (0.04)        (0.04)       (0.04)        (0.01)
                                              -------       -------        -------       -------      -------        ------
Net asset value, end of period                  $1.00         $1.00          $1.00         $1.00        $1.00         $1.00
                                              =======       =======        =======       =======      =======        ======
TOTAL RETURN(2)                                 0.43%         3.31%          3.94% (3)     3.59%        3.97%         1.45% (3)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)      $99,048       $48,998        $14,974       $25,762      $11,936        $4,449
Ratio of expenses to average net assets
  before waivers and reimbursements             1.96%         1.85%          1.85% (4)     1.81%        1.86%         3.63% (4)
Ratio of expenses to average net assets
  after waivers and reimbursements              1.70%         1.70%          1.70% (4)     1.70%        1.70%         1.70% (4)
Ratio of net investment income (loss) to
  average net assets                            0.37%         2.93%          4.65% (4)     3.55%        3.83%         3.92% (4)
Portfolio turnover rate                           N/A           N/A            N/A           N/A          N/A           N/A



(1) Class B shares were first offered on August 22, 1997.


(2) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.


(3) Not annualized.


(4) Annualized.


(5) The fund's fiscal year end has been changed to October 31st.


(6) Per share amounts have been calculated using average shares outstanding method.



THE HARTFORD MONEY MARKET FUND -- CLASS C


                                                                 YEAR ENDED:
                                                          --------------------------   PERIOD ENDED:      YEAR      PERIOD ENDED:
                                                                                         1/1/2000-       ENDED:      7/31/1998-
                                                          10/31/2002(6)   10/31/2001   10/31/2000(5)   12/31/1999   12/31/1998(1)
                CLASS C -- PERIOD ENDED:                  -------------   ----------   -------------   ----------   -------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                           $1.00         $1.00         $1.00          $1.00         $1.00
Income from Investment Operations:
Net investment income (loss)                                   0.004          0.03          0.04           0.04          0.02
Net realized and unrealized gain (loss) on investments          0.00          0.00          0.00           0.00          0.00
                                                             -------       -------        ------         ------        ------
Total from investment operations                               0.004          0.03          0.04           0.04          0.02
Less distributions:
  Dividends from net investment income                        (0.004)        (0.03)        (0.04)         (0.04)        (0.02)
  Distributions from capital gains                              0.00          0.00          0.00           0.00          0.00
  Return of capital                                             0.00          0.00          0.00           0.00          0.00
                                                             -------       -------        ------         ------        ------
Total distributions                                           (0.004)        (0.03)        (0.04)         (0.04)        (0.02)
                                                             -------       -------        ------         ------        ------
Net asset value, end of period                                 $1.00         $1.00         $1.00          $1.00         $1.00
                                                             =======       =======        ======         ======        ======
TOTAL RETURN(2)                                                0.42%         3.31%         3.93% (3)      3.59%         1.58% (3)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                     $65,894       $53,873        $6,842         $9,904        $1,203
Ratio of expenses to average net assets before waivers
  and reimbursements                                           1.82%         1.82%         1.85% (4)      1.84%         2.02% (4)
Ratio of expenses to average net assets after waivers
  and reimbursements                                           1.70%         1.70%         1.70% (4)      1.70%         1.70% (4)
Ratio of net investment income (loss) to average net
  assets                                                       0.37%         2.93%         4.65% (4)      3.56%         3.57% (4)
Portfolio turnover rate                                          N/A           N/A           N/A            N/A           N/A


(1) Class C shares were first offered on July 31, 1998.
(2) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(3) Not annualized.
(4) Annualized.
(5) The fund's fiscal year end has been changed to October 31st.

(6) Per share amounts have been calculated using average shares outstanding method.


THE HARTFORD MUTUAL FUNDS                                                    155

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


THE HARTFORD SHORT DURATION FUND -- CLASS A


                                                               PERIOD ENDED:
                                                               10/31/2002(1)
                                                               -------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                              $10.00
Income from investment operations:
Net investment income (loss)                                        0.00
Net realized and unrealized gain (loss) on investments              0.00
                                                                  ------
Total from investment operations                                    0.00
Less distributions:
  Dividends from net investment income                              0.00
  Distributions from capital gains                                  0.00
  Return of capital                                                 0.00
                                                                  ------
Total distributions                                                 0.00
                                                                  ------
Net asset value, end of period                                    $10.00
                                                                  ======
TOTAL RETURN(2)                                                       0%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                          $8,000
Ratio of expenses to average net assets before waivers and
  Reimbursements                                                      --
Ratio of expenses to average net assets after waivers and
  Reimbursements                                                      --
Ratio of net investment income (loss) to average net assets           --
Portfolio turnover rate(3)                                            --


(1) The fund became open for investment on 10/31/2002.
(2) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(3) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.


THE HARTFORD SHORT DURATION FUND -- CLASS B


                                                               PERIOD ENDED:
                                                               10/31/2002(1)
                                                               -------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                              $10.00
Income from investment operations:
Net investment income (loss)                                        0.00
Net realized and unrealized gain (loss) on investments              0.00
                                                                  ------
Total from investment operations                                    0.00
Less distributions:
  Dividends from net investment income                              0.00
  Distributions from capital gains                                  0.00
  Return of capital                                                 0.00
                                                                  ------
Total distributions                                                 0.00
                                                                  ------
Net asset value, end of period                                    $10.00
                                                                  ======
TOTAL RETURN(2)                                                       0%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                          $1,000
Ratio of expenses to average net assets before waivers and
  reimbursements                                                      --
Ratio of expenses to average net assets after waivers and
  reimbursements                                                      --
Ratio of net investment income (loss) to average net assets           --
Portfolio turnover rate(3)                                            --


(1) The fund became open for investment on 10/31/2002.
(2) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(3) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.

 156                                                   THE HARTFORD MUTUAL FUNDS

                                                            FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


THE HARTFORD SHORT DURATION FUND -- CLASS C


                                                               PERIOD ENDED:
                                                               10/31/2002(1)
                                                               -------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                              $10.00
Income from investment operations:
Net investment income (loss)                                        0.00
Net realized and unrealized gain (loss) on investments              0.00
                                                                  ------
Total from investment operations                                    0.00
Less distributions:
  Dividends from net investment income                              0.00
  Distributions from capital gains                                  0.00
  Return of capital                                                 0.00
                                                                  ------
Total distributions                                                 0.00
                                                                  ------
Net asset value, end of period                                    $10.00
                                                                  ======
TOTAL RETURN(2)                                                       0%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                          $1,000
Ratio of expenses to average net assets before waivers and
  reimbursements                                                      --
Ratio of expenses to average net assets after waivers and
  reimbursements                                                      --
Ratio of net investment income (loss) to average net assets           --
Portfolio turnover rate(3)                                            --


(1) The fund became open for investment on 10/31/2002.
(2) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(3) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.


THE HARTFORD SMALL COMPANY FUND -- CLASS A


                                                     YEAR ENDED:           PERIOD ENDED:               YEAR ENDED:
                                              --------------------------     1/1/2000-     ------------------------------------
                                              10/31/2002(6)   10/31/2001   10/31/2000(5)   12/31/1999   12/31/1998   12/31/1997
CLASS A -- PERIOD ENDED:                      -------------   ----------   -------------   ----------   ----------   ----------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period              $12.00         $18.08        $20.48         $13.31      $12.16       $10.68
Income from Investment Operations:
Net investment income (loss)                       (0.12)         (0.08)        (0.04)         (0.05)      (0.06)       (0.02)
Net realized and unrealized gain (loss) on
  investments                                      (1.95)         (5.41)        (1.47)          8.52        1.33         2.05
                                                 -------       --------      --------       --------     -------      -------
Total from investment operations                   (2.07)         (5.49)        (1.51)          8.47        1.27         2.03
Less distributions:
  Dividends from net investment income              0.00           0.00          0.00           0.00        0.00         0.00
  Distributions from capital gains                  0.00          (0.59)        (0.89)         (1.30)      (0.12)       (0.55)
  Return of capital                                 0.00           0.00          0.00           0.00        0.00         0.00
                                                 -------       --------      --------       --------     -------      -------
Total distributions                                 0.00          (0.59)        (0.89)         (1.30)      (0.12)       (0.55)
                                                 -------       --------      --------       --------     -------      -------
Net asset value, end of period                     $9.93         $12.00        $18.08         $20.48      $13.31       $12.16
                                                 =======       ========      ========       ========     =======      =======
TOTAL RETURN(1)                                  (17.25%)       (31.36%)       (7.70%)(2)     65.66%      10.46%       19.28%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)         $96,302       $116,398      $164,280       $109,559     $37,623      $19,391
Ratio of expenses to average net assets
  before waivers and reimbursements                1.64%          1.51%         1.50% (3)      1.51%       1.57%        1.82%
Ratio of expenses to average net assets
  after waivers and reimbursements                 1.45%          1.45%         1.45% (3)      1.45%       1.45%        1.45%
Ratio of net investment income (loss) to
  average net assets                              (0.97%)        (0.64%)       (0.72%)(3)     (0.92%)     (0.79%)      (0.61%)
Portfolio turnover rate(4)                          226%         224.3%       158.15%        176.74%     266.82%      255.37%


(1) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(2) Not annualized.
(3) Annualized.
(4) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.
(5) The fund's fiscal year end has been changed to October 31st.
(6) Per share amounts have been calculated using average shares outstanding method.

THE HARTFORD MUTUAL FUNDS                                                    157

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


THE HARTFORD SMALL COMPANY FUND -- CLASS B


                                                     YEAR ENDED:           PERIOD ENDED:               YEAR ENDED:
                                              --------------------------     1/1/2000-     ------------------------------------
                                              10/31/2002(6)   10/31/2001   10/31/2000(5)   12/31/1999   12/31/1998   12/31/1997
CLASS B -- PERIOD ENDED:                      -------------   ----------   -------------   ----------   ----------   ----------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period              $11.52         $17.49        $19.96         $13.09      $12.04       $10.65
Income from Investment Operations:
Net investment income (loss)                       (0.20)         (0.16)        (0.11)         (0.09)      (0.12)       (0.03)
Net realized and unrealized gain (loss) on
  investments                                      (1.86)         (5.22)        (1.47)          8.26        1.29         1.97
                                                 -------       --------      --------       --------     -------      -------
Total from investment operations                   (2.06)         (5.38)        (1.58)          8.17        1.17         1.94
Less distributions:
  Dividends from net investment income              0.00           0.00          0.00           0.00        0.00         0.00
  Distributions from capital gains                  0.00          (0.59)        (0.89)         (1.30)      (0.12)       (0.55)
  Return of capital                                 0.00           0.00          0.00           0.00        0.00         0.00
                                                 -------       --------      --------       --------     -------      -------
Total distributions                                 0.00          (0.59)        (0.89)         (1.30)      (0.12)       (0.55)
                                                 -------       --------      --------       --------     -------      -------
Net asset value, end of period                     $9.46         $11.52        $17.49         $19.96      $13.09       $12.04
                                                 =======       ========      ========       ========     =======      =======
TOTAL RETURN(1)                                  (17.88%)       (31.80%)       (8.26%)(2)     64.46%       9.73%       18.49%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)         $41,439        $49,738       $71,323        $53,358     $18,345       $9,694
Ratio of expenses to average net assets
  before waivers and reimbursements                2.31%          2.19%         2.16% (3)      2.15%       2.22%        2.53%
Ratio of expenses to average net assets
  after waivers and reimbursements                 2.15%          2.15%         2.15% (3)      2.15%       2.15%        2.15%
Ratio of net investment income (loss) to
  average net assets                              (1.67%)        (1.34%)       (1.42%)(3)     (1.62%)     (1.49%)      (1.30%)
Portfolio turnover rate(4)                          226%         224.3%       158.15%        176.74%     266.82%      255.37%


(1) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(2) Not annualized.
(3) Annualized.
(4) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.
(5) The fund's fiscal year end has been changed to October 31st.
(6) Per share amounts have been calculated using average shares outstanding method.


THE HARTFORD SMALL COMPANY FUND -- CLASS C


                                                           YEAR ENDED:           PERIOD ENDED:                    PERIOD ENDED:
                                                    --------------------------     1/1/2000-      YEAR ENDED:       7/31/1998-
                                                    10/31/2002(8)   10/31/2001   10/31/2000(6)   12/31/1999(7)   12/31/1998(1)(7)
CLASS C -- PERIOD ENDED:                            -------------   ----------   -------------   -------------   ----------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                    $11.53        $17.51         $19.97          $13.09           $12.49
Income from Investment Operations:
Net investment income (loss)                             (0.20)        (0.19)         (0.12)          (0.08)           (0.02)
Net realized and unrealized gain (loss) on
  investments                                            (1.86)        (5.20)         (1.45)           8.26             0.62
                                                       -------       -------        -------         -------          -------
Total from investment operations                         (2.06)        (5.39)         (1.57)           8.18             0.60
Less distributions:
  Dividends from net investment income                    0.00          0.00           0.00            0.00             0.00
  Distributions from capital gains                        0.00         (0.59)         (0.89)          (1.30)            0.00
  Return of capital                                       0.00          0.00           0.00            0.00             0.00
                                                       -------       -------        -------         -------          -------
Total distributions                                       0.00         (0.59)         (0.89)          (1.30)            0.00
                                                       -------       -------        -------         -------          -------
Net asset value, end of period                           $9.47        $11.53         $17.51          $19.97           $13.09
                                                       =======       =======        =======         =======          =======
TOTAL RETURN(2)                                        (17.87%)      (31.82%)        (8.21%)(3)      64.58%            4.80% (3)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)               $38,938       $51,234        $77,337         $37,672           $2,765
Ratio of expenses to average net assets before
  waivers and reimbursements                             2.20%         2.17%          2.16% (4)       2.20%            2.46% (4)
Ratio of expenses to average net assets after
  waivers and reimbursements                             2.15%         2.15%          2.15% (4)       2.15%            2.15% (4)
Ratio of net investment income (loss) to average
  net assets                                            (1.65%)       (1.34%)        (1.42%)(4)      (1.61%)          (1.49%)(4)
Portfolio turnover rate(5)                                226%        224.3%        158.15%         176.74%          266.82%


(1) Class C shares were first offered on July 31, 1998.
(2) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(3) Not annualized.
(4) Annualized.
(5) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.
(6) The fund's fiscal year end has been changed to October 31st.
(7) Per share amounts for Class C shares for 1998 were restated to reflect a reverse stock split which was effective February 11, 1999.
(8) Per share amounts have been calculated using average shares outstanding method.

 158                                                   THE HARTFORD MUTUAL FUNDS

                                                            FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


THE HARTFORD SMALLCAP GROWTH FUND -- CLASS A


                                                                PERIOD:
                                                              2/19/2002-
                                                              10/31/2002
CLASS A -- PERIOD ENDED:                                      -----------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                             $20.21
Income from Investment Operations:
Net investment income (loss)                                      (0.06)
Net realized and unrealized gain (loss) on investments            (4.58)
                                                                -------
Total from investment operations                                  (4.64)
Less distributions:
  Dividends from net investment income                             0.00
  Distributions from capital gains                                 0.00
  Return of capital                                                0.00
                                                                -------
Total distributions                                                0.00
                                                                -------
Net asset value, end of period                                   $15.57
                                                                =======
TOTAL RETURN(3)                                                 (22.97%)(1)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                         $3,457
Ratio of expenses to average net assets before waivers and
  reimbursements                                                  1.82% (2)
Ratio of expenses to average net assets after waivers and
  reimbursements                                                  1.45% (2)
Ratio of net investment income (loss) to average net assets      (0.93%)(2)
Portfolio turnover rate(4)                                          93%


(1) Not annualized.
(2) Annualized.

(3)Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.


(4)The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.



THE HARTFORD SMALLCAP GROWTH FUND -- CLASS B


                                                                PERIOD:
                                                              2/19/2002-
                                                              10/31/2002
CLASS B -- PERIOD ENDED:                                      -----------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                             $18.73
Income from Investment Operations:
Net investment income (loss)                                      (0.08)
Net realized and unrealized gain (loss) on investments            (4.29)
                                                                -------
Total from investment operations                                  (4.37)
Less distributions:
  Dividends from net investment income                             0.00
  Distributions from capital gains                                 0.00
  Return of capital                                                0.00
                                                                -------
Total distributions                                                0.00
                                                                -------
Net asset value, end of period                                   $14.36
                                                                =======
TOTAL RETURN(3)                                                 (23.31%)(1)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                         $1,756
Ratio of expenses to average net assets before waivers and
  reimbursements                                                  2.52% (2)
Ratio of expenses to average net assets after waivers and
  reimbursements                                                  2.15% (2)
Ratio of net investment income (loss) to average net assets      (1.60%)(2)
Portfolio turnover rate(4)                                          93%


(1) Not annualized.
(2) Annualized.

(3)Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.


(4)The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.


THE HARTFORD MUTUAL FUNDS                                                    159

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


THE HARTFORD SMALLCAP GROWTH FUND -- CLASS C


                                                                 PERIOD:
                                                               2/19/2002-
                                                               10/31/2002
CLASS C -- PERIOD ENDED:                                       -----------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                              $18.73
Income from Investment Operations:
Net investment income (loss)                                       (0.09)
Net realized and unrealized gain (loss) on investments             (4.29)
                                                                 -------
Total from investment operations                                   (4.38)
Less distributions:
  Dividends from net investment income                              0.00
  Distributions from capital gains                                  0.00
  Return of capital                                                 0.00
                                                                 -------
Total distributions                                                 0.00
                                                                 -------
Net asset value, end of period                                    $14.35
                                                                 =======
TOTAL RETURN(3)                                                  (23.37%)(1)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                          $1,432
Ratio of expenses to average net assets before waivers and
  reimbursements                                                   2.38% (2)
Ratio of expenses to average net assets after waivers and
  reimbursements                                                   2.15% (2)
Ratio of net investment income (loss) to average net Assets       (1.60%)(2)
Portfolio turnover rate(4)                                           93%


(1) Not annualized.
(2) Annualized.

(3) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.


(4) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.



THE HARTFORD STOCK FUND -- CLASS A


                                                     YEAR ENDED:           PERIOD ENDED:               YEAR ENDED:
                                              --------------------------     1/1/2000-     ------------------------------------
                                              10/31/2002(7)   10/31/2001   10/31/2000(5)   12/31/1999   12/31/1998   12/31/1997
CLASS A -- PERIOD ENDED:                      -------------   ----------   -------------   ----------   ----------   ----------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period              $16.89         $23.40         $23.64        $19.70       $15.16      $11.53
Income from Investment Operations:
Net investment income (loss)                        0.00           0.02          (0.03)       0.00(6)       (0.01)       0.00 (6)
Net realized and unrealized gain (loss) on
  investments                                      (3.16)         (5.45)          0.00          4.36         4.75        3.66
                                                --------      ----------    ----------      --------     --------     -------
Total from investment operations                   (3.16)         (5.43)         (0.03)         4.36         4.74        3.66
Less distributions:
  Dividends from net investment income              0.00           0.00           0.00          0.00         0.00        0.00
  Distributions from capital gains                  0.00          (1.08)         (0.21)        (0.42)       (0.19)      (0.03)
  Return of capital                                 0.00           0.00           0.00          0.00        (0.01)       0.00
                                                --------      ----------    ----------      --------     --------     -------
Total distributions                                 0.00          (1.08)         (0.21)        (0.42)       (0.20)      (0.03)
                                                --------      ----------    ----------      --------     --------     -------
Net asset value, end of period                    $13.73         $16.89         $23.40        $23.64       $19.70      $15.16
                                                ========      ==========    ==========      ========     ========     =======
TOTAL RETURN(1)                                  (18.71%)       (24.28%)        (0.14%)(2)    22.31%       31.33%      31.78%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)        $880,371      $1,031,549    $1,067,970      $752,763     $268,226     $65,763
Ratio of expenses to average net assets
  before waivers and reimbursements                1.47%          1.33%          1.32% (3)     1.38%        1.49%       1.69%
Ratio of expenses to average net assets
  after waivers and reimbursements                 1.42%          1.28%          1.27% (3)     1.33%        1.44%       1.45%
Ratio of net investment income (loss) to
  average net assets                              (0.01%)         0.05%         (0.19%)(3)    (0.06%)      (0.07%)      0.06%
Portfolio turnover rate(4)                           48%          38.3%         37.85%        33.62%       37.03%      42.83%


(1) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(2) Not annualized.
(3) Annualized.
(4) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.
(5) The fund's fiscal year end has been changed to October 31st.
(6) Net Investment Income (Loss) is less than a penny a share.
(7) Per share amounts have been calculated using average shares outstanding method.

 160                                                   THE HARTFORD MUTUAL FUNDS

                                                            FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


THE HARTFORD STOCK FUND -- CLASS B


                                                     YEAR ENDED:           PERIOD ENDED:               YEAR ENDED:
                                              --------------------------     1/1/2000-     ------------------------------------
                                              10/31/2002(6)   10/31/2001   10/31/2000(5)   12/31/1999   12/31/1998   12/31/1997
CLASS B -- PERIOD ENDED:                      -------------   ----------   -------------   ----------   ----------   ----------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period              $16.24         $22.69        $23.06         $19.36       $15.01      $11.50
Income from Investment Operations:
Net investment income (loss)                       (0.12)         (0.09)        (0.12)         (0.07)       (0.05)      (0.02)
Net realized and unrealized gain (loss) on
  investments                                      (3.02)         (5.28)        (0.04)          4.19         4.60        3.56
                                                --------       --------      --------       --------     --------     -------
Total from investment operations                   (3.14)         (5.37)        (0.16)          4.12         4.55        3.54
Less distributions:
  Dividends from net investment income              0.00           0.00          0.00           0.00         0.00        0.00
  Distributions from capital gains                  0.00          (1.08)        (0.21)         (0.42)       (0.19)      (0.03)
  Return of capital                                 0.00           0.00          0.00           0.00        (0.01)       0.00
                                                --------       --------      --------       --------     --------     -------
Total distributions                                 0.00          (1.08)        (0.21)         (0.42)       (0.20)      (0.03)
                                                --------       --------      --------       --------     --------     -------
Net asset value, end of period                    $13.10         $16.24        $22.69         $23.06       $19.36      $15.01
                                                ========       ========      ========       ========     ========     =======
TOTAL RETURN(1)                                  (19.34%)       (24.80%)       (0.71%)(2)     21.46%       30.38%      30.82%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)        $351,382       $470,035      $578,402       $462,318     $185,205     $35,294
Ratio of expenses to average net assets
  before waivers and reimbursements                2.15%          2.00%         1.99% (3)      2.03%        2.16%       2.38%
Ratio of expenses to average net assets
  after waivers and reimbursements                 2.15%          2.00%         1.99% (3)      2.03%        2.15%       2.15%
Ratio of net investment income (loss) to
  average net assets                              (0.74%)        (0.67%)       (0.90%)(3)     (0.75%)      (0.77%)     (0.66%)
Portfolio turnover rate(4)                           48%          38.3%        37.85%         33.62%       37.03%      42.83%


(1) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(2) Not annualized.
(3) Annualized.
(4) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.
(5) The fund's fiscal year end has been changed to October 31st.
(6) Per share amounts have been calculated using average shares outstanding method.


THE HARTFORD STOCK FUND -- CLASS C


                                                           YEAR ENDED:           PERIOD ENDED:                    PERIOD ENDED:
                                                    --------------------------     1/1/2000-      YEAR ENDED:       7/31/1998-
                                                    10/31/2002(8)   10/31/2001   10/31/2000(6)   12/31/1999(7)   12/31/1998(1)(7)
CLASS C -- PERIOD ENDED:                            -------------   ----------   -------------   -------------   ----------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                    $16.23         $22.68        $23.05          $19.36           $18.53
Income from Investment Operations:
Net investment income (loss)                             (0.08)         (0.08)        (0.11)          (0.08)           (0.02)
Net realized and unrealized gain (loss) on
  investments                                            (3.02)         (5.29)        (0.05)           4.19             1.22
                                                      --------       --------      --------        --------          -------
Total from investment operations                         (3.10)         (5.37)        (0.16)           4.11             1.20
Less distributions:
  Dividends from net investment income                    0.00           0.00          0.00            0.00             0.00
  Distributions from capital gains                        0.00          (1.08)        (0.21)          (0.42)           (0.35)
  Return of capital                                       0.00           0.00          0.00            0.00            (0.02)
                                                      --------       --------      --------        --------          -------
Total distributions                                       0.00          (1.08)        (0.21)          (0.42)           (0.37)
                                                      --------       --------      --------        --------          -------
Net asset value, end of period                          $13.13         $16.23        $22.68          $23.05           $19.36
                                                      ========       ========      ========        ========          =======
TOTAL RETURN(2)                                        (19.10%)       (24.81%)       (0.71%)(4)      21.40%            6.60% (4)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)              $313,173       $430,238      $492,996        $305,566          $36,039
Ratio of expenses to average net assets before
  waivers and reimbursements                             2.03%          1.99%         1.98% (5)       2.07%            2.24% (5)
Ratio of expenses to average net assets after
  waivers and reimbursements                             2.03%          1.99%         1.98% (5)       2.07%            2.15% (5)
Ratio of net investment income (loss) to average
  net assets                                            (0.62%)        (0.66%)       (0.90%)(5)      (0.78%)          (0.76%)(5)
Portfolio turnover rate(3)                                 48%          38.3%        37.85%          33.62%           37.03%


(1) Class C shares were first offered on July 31, 1998.
(2) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(3) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.
(4) Not annualized.
(5) Annualized.
(6) The fund's fiscal year end has been changed to October 31st.
(7) Per share amounts for Class C shares for 1998 were restated to reflect a reverse stock split which was effective February 11, 1999.
(8) Per share amounts have been calculated using average shares outstanding method.

THE HARTFORD MUTUAL FUNDS                                                    161

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


THE HARTFORD TAX-FREE CALIFORNIA FUND -- CLASS A


                                                              PERIOD ENDED:
                                                              10/31/2002(1)
                                                              -------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                             $10.00
Income from investment operations:
Net investment income (loss)                                       0.00
Net realized and unrealized gain (loss) on investments             0.00
                                                                 ------
Total from investment operations                                   0.00
Less distributions:
  Dividends from net investment income                             0.00
  Distributions from capital gains                                 0.00
  Return of capital                                                0.00
                                                                 ------
Total distributions                                                0.00
                                                                 ------
Net asset value, end of period                                   $10.00
                                                                 ======
TOTAL RETURN(2)                                                      0%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                         $8,000
Ratio of expenses to average net assets before waivers and
  Reimbursements                                                     --
Ratio of expenses to average net assets after waivers and
  Reimbursements                                                     --
Ratio of net investment income (loss) to average net assets          --
Portfolio turnover rate(3)                                           --


(1) The fund became open for investment on 10/31/2002.
(2) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(3) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.


THE HARTFORD TAX-FREE CALIFORNIA FUND -- CLASS B


                                                              PERIOD ENDED:
                                                              10/31/2002(1)
                                                              -------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                             $10.00
Income from investment operations:
Net investment income (loss)                                       0.00
Net realized and unrealized gain (loss) on investments             0.00
                                                                 ------
Total from investment operations                                   0.00
Less distributions:
  Dividends from net investment income                             0.00
  Distributions from capital gains                                 0.00
  Return of capital                                                0.00
                                                                 ------
Total distributions                                                0.00
                                                                 ------
Net asset value, end of period                                   $10.00
                                                                 ======
TOTAL RETURN(2)                                                      0%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                         $1,000
Ratio of expenses to average net assets before waivers and
  reimbursements                                                     --
Ratio of expenses to average net assets after waivers and
  reimbursements                                                     --
Ratio of net investment income (loss) to average net assets          --
Portfolio turnover rate(3)                                           --


(1) The fund became open for investment on 10/31/2002.
(2) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(3) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.

 162                                                   THE HARTFORD MUTUAL FUNDS

                                                            FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


THE HARTFORD TAX-FREE CALIFORNIA FUND -- CLASS C


                                                              PERIOD ENDED:
                                                              10/31/2002(1)
                                                              -------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                             $10.00
Income from investment operations:
Net investment income (loss)                                       0.00
Net realized and unrealized gain (loss) on investments             0.00
                                                                 ------
Total from investment operations                                   0.00
Less distributions:
  Dividends from net investment income                             0.00
  Distributions from capital gains                                 0.00
  Return of capital                                                0.00
                                                                 ------
Total distributions                                                0.00
                                                                 ------
Net asset value, end of period                                   $10.00
                                                                 ======
TOTAL RETURN(2)                                                      0%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                         $1,000
Ratio of expenses to average net assets before waivers and
  reimbursements                                                     --
Ratio of expenses to average net assets after waivers and
  reimbursements                                                     --
Ratio of net investment income (loss) to average net assets          --
Portfolio turnover rate(3)                                           --


(1) The fund became open for investment on 10/31/2002.
(2) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(3) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.


THE HARTFORD TAX-FREE MINNESOTA FUND -- CLASS A


                                                                PERIOD:
                                                              2/19/2002-
                                                              10/31/2002
CLASS A -- PERIOD ENDED:                                      -----------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                            $10.29
Income from Investment Operations:
Net investment income (loss)                                      0.26
Net realized and unrealized gain (loss) on investments            0.16
                                                                ------
Total from investment operations                                  0.42
Less distributions:
  Dividends from net investment income                           (0.25)
  Distributions from capital gains                                0.00
  Return of capital                                               0.00
                                                                ------
Total distributions                                              (0.25)
                                                                ------
Net asset value, end of period                                  $10.46
                                                                ======
TOTAL RETURN(3)                                                  4.16% (1)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                        $2,073
Ratio of expenses to average net assets before waivers and
  reimbursements                                                 1.37% (2)
Ratio of expenses to average net assets after waivers and
  reimbursements                                                 1.15% (2)
Ratio of net investment income (loss) to average net assets      3.57% (2)
Portfolio turnover rate(4)                                         36%


(1) Not annualized.
(2) Annualized.

(3) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.


(4) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.


THE HARTFORD MUTUAL FUNDS                                                    163

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


THE HARTFORD TAX-FREE MINNESOTA FUND -- CLASS B


                                                               PERIOD:
                                                              2/19/2002-
                                                              10/31/2002
CLASS B -- PERIOD ENDED:                                      ----------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                            $10.27
Income from Investment Operations:
Net investment income (loss)                                      0.20
Net realized and unrealized gain (loss) on investments            0.20
                                                                ------
Total from investment operations                                  0.40
Less distributions:
  Dividends from net investment income                           (0.20)
  Distributions from capital gains                                0.00
  Return of capital                                               0.00
                                                                ------
Total distributions                                              (0.20)
                                                                ------
Net asset value, end of period                                  $10.47
                                                                ======
TOTAL RETURN(3)                                                  3.93% (1)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                          $238
Ratio of expenses to average net assets before waivers and
  reimbursements                                                 2.09% (2)
Ratio of expenses to average net assets after waivers and
  reimbursements                                                 1.85% (2)
Ratio of net investment income (loss) to average net assets      2.73% (2)
Portfolio turnover rate(4)                                         36%


(1) Not annualized.
(2) Annualized.

(3) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.


(4) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.



THE HARTFORD TAX-FREE MINNESOTA FUND -- CLASS C


                                                                PERIOD:
                                                               2/19/2002-
                                                               10/31/2002
CLASS C -- PERIOD ENDED:                                       ----------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                             $10.27
Income from Investment Operations:
Net investment income (loss)                                       0.20
Net realized and unrealized gain (loss) on investments             0.21
                                                                 ------
Total from investment operations                                   0.41
Less distributions:
  Dividends from net investment income                            (0.20)
  Distributions from capital gains                                 0.00
  Return of capital                                                0.00
                                                                 ------
Total distributions                                               (0.20)
                                                                 ------
Net asset value, end of period                                   $10.48
                                                                 ======
TOTAL RETURN(3)                                                   4.03% (1)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                           $304
Ratio of expenses to average net assets before waivers and
  reimbursements                                                  1.92% (2)
Ratio of expenses to average net assets after waivers and
  reimbursements                                                  1.85% (2)
Ratio of net investment income (loss) to average net assets       2.79% (2)
Portfolio turnover rate(4)                                          36%


(1) Not annualized.
(2) Annualized.

(3) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.


(4) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.


 164                                                   THE HARTFORD MUTUAL FUNDS

                                                            FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


THE HARTFORD TAX-FREE NATIONAL FUND -- CLASS A


                                                                  PERIOD:
                                                                2/19/2002-
                                                                10/31/2002
CLASS A -- PERIOD ENDED:                                       -------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                               $10.99
Income from Investment Operations:
Net investment income (loss)                                         0.26
Net realized and unrealized gain (loss) on investments               0.30
                                                                  -------
Total from investment operations                                     0.56
Less distributions:
  Dividends from net investment income                              (0.27)
  Distributions from capital gains                                   0.00
  Return of capital                                                  0.00
                                                                  -------
Total distributions                                                 (0.27)
                                                                  -------
Net asset value, end of period                                     $11.28
                                                                  =======
TOTAL RETURN(3)                                                     5.17% (1)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                          $12,192
Ratio of expenses to average net assets before waivers and
  reimbursements                                                    1.63% (2)
Ratio of expenses to average net assets after waivers and
  reimbursements                                                    1.15% (2)
Ratio of net investment income (loss) to average net assets         3.31% (2)
Portfolio turnover rate(4)                                            47%


(1) Not annualized.
(2) Annualized.

(3) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.


(4) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.



THE HARTFORD TAX-FREE NATIONAL FUND -- CLASS B


                                                                 PERIOD:
                                                               2/19/2002-
                                                               10/31/2002
CLASS B -- PERIOD ENDED:                                       -----------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                             $10.97
Income from Investment Operations:
Net investment income (loss)                                       0.20
Net realized and unrealized gain (loss) on investments             0.25
                                                                 ------
Total from investment operations                                   0.45
Less distributions:
  Dividends from net investment income                            (0.21)
  Distributions from capital gains                                 0.00
  Return of capital                                                0.00
                                                                 ------
Total distributions                                               (0.21)
                                                                 ------
Net asset value, end of period                                   $11.21
                                                                 ======
TOTAL RETURN(3)                                                   4.18% (1)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                         $3,764
Ratio of expenses to average net assets before waivers and
  reimbursements                                                  2.33% (2)
Ratio of expenses to average net assets after waivers and
  reimbursements                                                  1.85% (2)
Ratio of net investment income (loss) to average net assets       2.54% (2)
Portfolio turnover rate(4)                                          47%


(1) Not annualized.
(2) Annualized.

(3) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.


(4) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.


THE HARTFORD MUTUAL FUNDS                                                    165

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


THE HARTFORD TAX-FREE NATIONAL FUND -- CLASS C


                                                                 PERIOD:
                                                               2/19/2002-
                                                               10/31/2002
CLASS C -- PERIOD ENDED:                                       -----------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                             $10.97
Income from Investment Operations:
Net investment income (loss)                                       0.20
Net realized and unrealized gain (loss) on investments             0.27
                                                                 ------
Total from investment operations                                   0.47
Less distributions:
  Dividends from net investment income                            (0.21)
  Distributions from capital gains                                 0.00
  Return of capital                                                0.00
                                                                 ------
Total distributions                                               (0.21)
                                                                 ------
Net asset value, end of period                                   $11.23
                                                                 ======
TOTAL RETURN(3)                                                   4.37% (1)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                         $3,121
Ratio of expenses to average net assets before waivers and
  reimbursements                                                  2.18% (2)
Ratio of expenses to average net assets after waivers and
  reimbursements                                                  1.85% (2)
Ratio of net investment income (loss) to average net assets       2.57% (2)
Portfolio turnover rate(4)                                          47%


(1) Not annualized.
(2) Annualized.

(3) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.


(4) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.



THE HARTFORD TAX-FREE NEW YORK FUND -- CLASS A


                                                               PERIOD ENDED:
                                                               10/31/2002(1)
                                                               -------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                              $10.00
Income from investment operations:
Net investment income (loss)                                        0.00
Net realized and unrealized gain (loss) on investments              0.00
                                                                  ------
Total from investment operations                                    0.00
Less distributions:
  Dividends from net investment income                              0.00
  Distributions from capital gains                                  0.00
  Return of capital                                                 0.00
                                                                  ------
Total distributions                                                 0.00
                                                                  ------
Net asset value, end of period                                    $10.00
                                                                  ======
TOTAL RETURN(2)                                                       0%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                          $8,000
Ratio of expenses to average net assets before waivers and
  reimbursements                                                      --
Ratio of expenses to average net assets after waivers and
  reimbursements                                                      --
Ratio of net investment income (loss) to average net assets           --
Portfolio turnover rate(3)                                            --


(1) The fund became open for investment on 10/31/2002.
(2) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(3) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.

 166                                                   THE HARTFORD MUTUAL FUNDS

                                                            FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


THE HARTFORD TAX-FREE NEW YORK FUND -- CLASS B


                                                               PERIOD ENDED:
                                                               10/31/2002(1)
                                                               -------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                              $10.00
Income from investment operations:
Net investment income (loss)                                        0.00
Net realized and unrealized gain (loss) on investments              0.00
                                                                  ------
Total from investment operations                                    0.00
Less distributions:
  Dividends from net investment income                              0.00
  Distributions from capital gains                                  0.00
  Return of capital                                                 0.00
                                                                  ------
Total distributions                                                 0.00
                                                                  ------
Net asset value, end of period                                    $10.00
                                                                  ======
TOTAL RETURN(2)                                                       0%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                          $1,000
Ratio of expenses to average net assets before waivers and
  reimbursements                                                      --
Ratio of expenses to average net assets after waivers and
  reimbursements                                                      --
Ratio of net investment income (loss) to average net assets           --
Portfolio turnover rate(3)                                            --


(1) The fund became open for investment on 10/31/2002.
(2) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(3) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.


THE HARTFORD TAX-FREE NEW YORK FUND -- CLASS C


                                                               PERIOD ENDED:
                                                               10/31/2002(1)
                                                               -------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                              $10.00
Income from investment operations:
Net investment income (loss)                                        0.00
Net realized and unrealized gain (loss) on investments              0.00
                                                                  ------
Total from investment operations                                    0.00
Less distributions:
  Dividends from net investment income                              0.00
  Distributions from capital gains                                  0.00
  Return of capital                                                 0.00
                                                                  ------
Total distributions                                                 0.00
                                                                  ------
Net asset value, end of period                                    $10.00
                                                                  ======
TOTAL RETURN(2)                                                       0%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                          $1,000
Ratio of expenses to average net assets before waivers and
  reimbursements                                                      --
Ratio of expenses to average net assets after waivers and
  reimbursements                                                      --
Ratio of net investment income (loss) to average net assets           --
Portfolio turnover rate(3)                                            --


(1) The fund became open for investment on 10/31/2002.
(2) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(3) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.

THE HARTFORD MUTUAL FUNDS                                                    167

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


THE HARTFORD TOTAL RETURN BOND FUND -- CLASS A


                                                     YEAR ENDED:           PERIOD ENDED:               YEAR ENDED:
                                              --------------------------     1/1/2000-     ------------------------------------
                                              10/31/2002(6)   10/31/2001   10/31/2000(5)   12/31/1999   12/31/1998   12/31/1997
CLASS A -- PERIOD ENDED:                      -------------   ----------   -------------   ----------   ----------   ----------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period              $10.90         $10.14         $9.93         $10.76       $10.61       $10.26
Income from Investment Operations:
Net investment income (loss)                        0.47           0.55          0.50           0.54         0.54         0.57
Net realized and unrealized gain (loss) on
  investments                                       0.00           0.73          0.19          (0.83)        0.23         0.50
                                                --------       --------       -------       --------     --------     --------
Total from investment operations                    0.47           1.28          0.69          (0.29)        0.77         1.07
Less distributions:
  Dividends from net investment income             (0.52)         (0.52)        (0.48)         (0.52)       (0.54)       (0.56)
  Distributions from capital gains                 (0.07)          0.00          0.00          (0.02)       (0.08)       (0.16)
  Return of capital                                 0.00           0.00          0.00           0.00         0.00         0.00
                                                --------       --------       -------       --------     --------     --------
Total distributions                                (0.59)         (0.52)        (0.48)         (0.54)       (0.62)       (0.72)
                                                --------       --------       -------       --------     --------     --------
Net asset value, end of period                    $10.78         $10.90        $10.14          $9.93       $10.76       $10.61
                                                ========       ========       =======       ========     ========     ========
TOTAL RETURN(1)                                    4.50%         12.96%         7.17% (2)     (2.71%)       7.48%       10.80%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)        $215,083       $122,423       $37,290        $57,320      $47,143      $28,589
Ratio of expenses to average net assets
  before waivers and reimbursements                1.42%          1.30%         1.29% (3)      1.29%        1.32%        1.49%
Ratio of expenses to average net assets
  after waivers and reimbursements                 1.25%          1.25%         1.24% (3)      1.24%        1.25%        1.25%
Ratio of net investment income (loss) to
  average net assets                               4.65%          5.00%         5.88% (3)      5.32%        5.04%        5.59%
Portfolio turnover rate(4)                          149%         195.6%       139.94%        113.37%      135.01%      220.45%


(1) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(2) Not annualized.
(3) Annualized.
(4) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.
(5) The fund's fiscal year end has been changed to October 31st.
(6) Per share amounts have been calculated using average shares outstanding method.


THE HARTFORD TOTAL RETURN BOND FUND -- CLASS B


                                                     YEAR ENDED:           PERIOD ENDED:                YEAR ENDED:
                                              --------------------------     1/1/2000-     -------------------------------------
                                              10/31/2002(6)   10/31/2001   10/31/2000(5)   12/31/1999   12/31/1998    12/31/1997
CLASS B -- PERIOD ENDED:                      -------------   ----------   -------------   ----------   -----------   ----------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period              $10.85        $10.10          $9.90        $10.72        $10.58        $10.25
Income from Investment Operations:
Net investment income (loss)                        0.40          0.48           0.43          0.47          0.47          0.53
Net realized and unrealized gain (loss) on
  investments                                       0.00          0.72           0.20         (0.82)         0.22          0.46
                                                 -------       -------        -------       -------       -------      --------
Total from investment operations                    0.40          1.20           0.63         (0.35)         0.69          0.99
Less distributions:
  Dividends from net investment income             (0.45)        (0.45)         (0.43)        (0.45)        (0.47)        (0.50)
  Distributions from capital gains                 (0.07)         0.00           0.00         (0.02)        (0.08)        (0.16)
  Return of capital                                 0.00          0.00           0.00          0.00          0.00          0.00
                                                 -------       -------        -------       -------       -------      --------
Total distributions                                (0.52)        (0.45)         (0.43)        (0.47)        (0.55)        (0.66)
                                                 -------       -------        -------       -------       -------      --------
Net asset value, end of period                    $10.73        $10.85         $10.10         $9.90        $10.72        $10.58
                                                 =======       =======        =======       =======       =======      ========
TOTAL RETURN(1)                                    3.77%        12.12%          6.48% (2)    (3.30%)        6.70%         9.96%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)         $98,028       $55,999        $22,197       $21,442       $16,772        $5,745
Ratio of expenses to average net assets
  before waivers and reimbursements                2.10%         1.96%          1.95% (3)     1.94%         2.01%         2.19%
Ratio of expenses to average net assets
  after waivers and reimbursements                 1.95%         1.95%          1.95% (3)     1.94%         1.95%         1.95%
Ratio of net investment income (loss) to
  average net assets                               3.92%         4.30%          5.17% (3)     4.62%         4.32%         4.85%
Portfolio turnover rate(4)                          149%        195.6%        139.94%       113.37%       135.01%       220.45%


(1) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(2) Not annualized.
(3) Annualized.
(4) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.
(5) The fund's fiscal year end has been changed to October 31st.
(6) Per share amounts have been calculated using average shares outstanding method.

 168                                                   THE HARTFORD MUTUAL FUNDS

                                                            FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


THE HARTFORD TOTAL RETURN BOND FUND -- CLASS C


                                                           YEAR ENDED:           PERIOD ENDED:                    PERIOD ENDED:
                                                    --------------------------     1/1/2000-      YEAR ENDED:       7/31/1998-
                                                    10/31/2002(8)   10/31/2001   10/31/2000(6)   12/31/1999(7)   12/31/1998(1)(7)
CLASS C -- PERIOD ENDED:                            -------------   ----------   -------------   -------------   ----------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                    $10.89        $10.14          $9.93          $10.76           $10.70
Income from Investment Operations:
Net investment income (loss)                              0.40          0.49           0.44            0.47             0.19
Net realized and unrealized gain (loss) on
  investments                                             0.00          0.71           0.20           (0.82)            0.15
                                                      --------       -------        -------         -------          -------
Total from investment operations                          0.40          1.20           0.64           (0.35)            0.34
Less distributions:
  Dividends from net investment income                   (0.45)        (0.45)         (0.43)          (0.46)           (0.21)
  Distributions from capital gains                       (0.07)         0.00           0.00           (0.02)           (0.07)
  Return of capital                                       0.00          0.00           0.00            0.00             0.00
                                                      --------       -------        -------         -------          -------
Total distributions                                      (0.52)        (0.45)         (0.43)          (0.48)           (0.28)
                                                      --------       -------        -------         -------          -------
Net asset value, end of period                          $10.77        $10.89         $10.14           $9.93           $10.76
                                                      ========       =======        =======         =======          =======
TOTAL RETURN(2)                                          3.80%        12.12%          6.55% (4)      (3.36%)           3.19% (4)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)              $107,479       $62,222        $16,886         $18,136           $5,420
Ratio of expenses to average net assets before
  waivers and reimbursements                             1.98%         1.97%          1.94% (5)       1.97%            2.13% (5)
Ratio of expenses to average net assets after
  waivers and reimbursements                             1.95%         1.95%          1.94% (5)       1.95%            1.95% (5)
Ratio of net investment income (loss) to average
  net assets                                             3.92%         4.30%          5.18% (5)       4.62%            4.13% (5)
Portfolio turnover rate(3)                                149%        195.6%        139.94%         113.37%          135.01%


(1) Class C shares were first offered on July 31, 1998.
(2) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(3) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.
(4) Not annualized.
(5) Annualized.
(6) The fund's fiscal year end has been changed to October 31st.
(7) Per share amounts for Class C shares for 1998 were restated to reflect a reverse stock split which was effective February 11, 1999.
(8) Per share amounts have been calculated using average shares outstanding method.


THE HARTFORD U.S. GOVERNMENT SECURITIES FUND -- CLASS A


                                                                 PERIOD:
                                                               2/19/2002-
                                                               10/31/2002
CLASS A -- PERIOD ENDED:                                       -----------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                               $9.50
Income from Investment Operations:
Net investment income (loss)                                        0.26
Net realized and unrealized gain (loss) on investments              0.38
                                                                 -------
Total from investment operations                                    0.64
Less distributions:
  Dividends from net investment income                             (0.26)
  Distributions from capital gains                                  0.00
  Return of capital                                                 0.00
                                                                 -------
Total distributions                                                (0.26)
                                                                 -------
Net asset value, end of period                                     $9.88
                                                                 =======
TOTAL RETURN(3)                                                    6.87% (1)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                         $75,245
Ratio of expenses to average net assets before waivers and
  reimbursements                                                   1.59% (2)
Ratio of expenses to average net assets after waivers and
  reimbursements                                                   1.20% (2)
Ratio of net investment income (loss) to average net assets        3.58% (2)
Portfolio turnover rate(4)                                          218%


(1) Not annualized.
(2) Annualized.

(3)Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.


(4)The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.


THE HARTFORD MUTUAL FUNDS                                                    169

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


THE HARTFORD U.S. GOVERNMENT SECURITIES FUND -- CLASS B


                                                                 PERIOD:
                                                               2/19/2002-
                                                               10/31/2002
CLASS B -- PERIOD ENDED:                                       -----------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                               $9.46
Income from Investment Operations:
Net investment income (loss)                                        0.21
Net realized and unrealized gain (loss) on investments              0.38
                                                                 -------
Total from investment operations                                    0.59
Less distributions:
  Dividends from net investment income                             (0.21)
  Distributions from capital gains                                  0.00
  Return of capital                                                 0.00
                                                                 -------
Total distributions                                                (0.21)
                                                                 -------
Net asset value, end of period                                     $9.84
                                                                 =======
TOTAL RETURN(3)                                                    6.36% (1)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                         $39,276
Ratio of expenses to average net assets before waivers and
  reimbursements                                                   2.28% (2)
Ratio of expenses to average net assets after waivers and
  reimbursements                                                   1.90% (2)
Ratio of net investment income (loss) to average net assets        2.87% (2)
Portfolio turnover rate(4)                                          218%


(1) Not annualized.
(2) Annualized.

(3) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.


(4) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.



THE HARTFORD U.S. GOVERNMENT SECURITIES FUND -- CLASS C


                                                               PERIOD:
                                                              2/19/2002-
                                                              10/31/2002
CLASS C -- PERIOD ENDED:                                      ----------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                             $9.46
Income from Investment Operations:
Net investment income (loss)                                      0.21
Net realized and unrealized gain (loss) on investments            0.38
                                                               -------
Total from investment operations                                  0.59
Less distributions:
  Dividends from net investment income                           (0.21)
  Distributions from capital gains                                0.00
  Return of capital                                               0.00
                                                               -------
Total distributions                                              (0.21)
                                                               -------
Net asset value, end of period                                   $9.84
                                                               =======
TOTAL RETURN(3)                                                  6.36% (1)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                       $40,708
Ratio of expenses to average net assets before waivers and
  reimbursements                                                 2.11% (2)
Ratio of expenses to average net assets after waivers and
  reimbursements                                                 1.90% (2)
Ratio of net investment income (loss) to average net assets      2.86% (2)
Portfolio turnover rate(4)                                        218%


(1) Not annualized.
(2) Annualized.

(3) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.


(4) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.


 170                                                   THE HARTFORD MUTUAL FUNDS

                                                            FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


THE HARTFORD VALUE FUND -- CLASS A


                                                                              PERIOD ENDED:
                                                               YEAR ENDED:     4/30/2001-
                                                              10/31/2002(6)   10/31/2001(1)
                                                              -------------   -------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                               $9.02          $10.00
Income from investment operations:
Net investment income (loss)                                        0.05            0.01
Net realized and unrealized gain (loss) on investments             (1.43)          (0.99)
                                                                 -------         -------
Total from investment operations                                   (1.38)          (0.98)
Less distributions:
  Dividends from net investment income                              0.00            0.00
  Distributions from capital gains                                 (0.05)           0.00
  Return of capital                                                 0.00            0.00
                                                                 -------         -------
Total distributions                                                (0.05)           0.00
                                                                 -------         -------
Net asset value, end of period                                     $7.59           $9.02
                                                                 =======         =======
TOTAL RETURN(2)                                                  (15.42%)         (9.80%)(5)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                         $30,010         $13,728
Ratio of expenses to average net assets before waivers and
  reimbursements                                                   1.63%           1.66% (4)
Ratio of expenses to average net assets after waivers and
  reimbursements                                                   1.45%           1.45% (4)
Ratio of net investment income (loss) to average net assets        0.69%           0.53% (4)
Portfolio turnover rate(3)                                           35%           12.2%


(1) The fund became effective and open for investment on April 30, 2001.
(2) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(3) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.
(4) Annualized.
(5) Not annualized.
(6) Per share amounts have been calculated using average shares outstanding method.


THE HARTFORD VALUE FUND -- CLASS B


                                                                              PERIOD ENDED:
                                                               YEAR ENDED:     4/30/2001-
                                                              10/31/2002(7)   10/31/2001(1)
                                                              -------------   -------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                               $8.99          $10.00
Income from investment operations:
Net investment income (loss)                                       (0.02)           0.00 (6)
Net realized and unrealized gain (loss) on investments             (1.41)          (1.01)
                                                                 -------         -------
Total from investment operations                                   (1.43)          (1.01)
Less distributions:
  Dividends from net investment income                              0.00            0.00
  Distributions from capital gains                                 (0.05)           0.00
  Return of capital                                                 0.00            0.00
                                                                 -------         -------
Total distributions                                                (0.05)           0.00
                                                                 -------         -------
Net asset value, end of period                                     $7.51           $8.99
                                                                 =======         =======
TOTAL RETURN(2)                                                  (16.03%)        (10.10%)(5)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                          $5,222          $2,029
Ratio of expenses to average net assets before waivers and
  reimbursements                                                   2.31%           2.36% (4)
Ratio of expenses to average net assets after waivers and
  reimbursements                                                   2.15%           2.15% (4)
Ratio of net investment income (loss) to average net assets       (0.02%)         (0.17%)(4)
Portfolio turnover rate(3)                                           35%           12.2%


(1) The fund became effective and open for investment on April 30, 2001.
(2) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(3) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.
(4) Annualized.
(5) Not annualized.
(6) Net Investment Income (Loss) is less than a penny a share.
(7) Per share amounts have been calculated using average shares outstanding method.

THE HARTFORD MUTUAL FUNDS                                                    171

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


THE HARTFORD VALUE FUND -- CLASS C


                                                                              PERIOD ENDED:
                                                               YEAR ENDED:     4/30/2001-
                                                              10/31/2002(7)   10/31/2001(1)
                                                              -------------   -------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                               $8.99          $10.00
Income from investment operations:
Net investment income (loss)                                       (0.02)           0.00 (6)
Net realized and unrealized gain (loss) on investments             (1.41)          (1.01)
                                                                 -------         -------
Total from investment operations                                   (1.43)          (1.01)
Less distributions:
  Dividends from net investment income                              0.00            0.00
  Distributions from capital gains                                 (0.05)           0.00
  Return of capital                                                 0.00            0.00
                                                                 -------         -------
Total distributions                                                (0.05)           0.00
                                                                 -------         -------
Net asset value, end of period                                     $7.51           $8.99
                                                                 =======         =======
TOTAL RETURN(2)                                                  (16.03%)        (10.10%)(5)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                          $9,110          $4,769
Ratio of expenses to average net assets before waivers and
  reimbursements                                                   2.21%           2.34% (4)
Ratio of expenses to average net assets after waivers and
  reimbursements                                                   2.15%           2.15% (4)
Ratio of net investment income (loss) to average net assets       (0.04%)         (0.17%)(4)
Portfolio turnover rate(3)                                           35%           12.2%


(1) The fund became effective and open for investment on April 30, 2001.
(2) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(3) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.
(4) Annualized.
(5) Not annualized.

(6) Net Investment Income (Loss) is less than a penny a share.


(7) Per share amounts have been calculated using average shares outstanding method.



THE HARTFORD VALUE OPPORTUNITIES FUND -- CLASS A


                                                                PERIOD:
                                                               2/19/2002-
                                                               10/31/2002
CLASS A -- PERIOD ENDED:                                       ----------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                             $11.73
Income from Investment Operations:
Net investment income (loss)                                       0.00
Net realized and unrealized gain (loss) on investments            (2.47)
                                                                -------
Total from investment operations                                  (2.47)
Less distributions:
  Dividends from net investment income                             0.00
  Distributions from capital gains                                 0.00
  Return of capital                                                0.00
                                                                -------
Total distributions                                                0.00
                                                                -------
Net asset value, end of period                                    $9.26
                                                                =======
TOTAL RETURN(3)                                                 (21.06%)(1)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                         $2,600
Ratio of expenses to average net assets before waivers and
  reimbursements                                                  1.92% (2)
Ratio of expenses to average net assets after waivers and
  reimbursements                                                  1.45% (2)
Ratio of net investment income (loss) to average net assets       0.04% (2)
Portfolio turnover rate(4)                                          70%


(1) Not annualized.
(2) Annualized.

(3) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.


(4) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.


 172                                                   THE HARTFORD MUTUAL FUNDS

                                                            FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


THE HARTFORD VALUE OPPORTUNITIES FUND -- CLASS B


                                                                PERIOD:
                                                               2/19/2002-
                                                               10/31/2002
CLASS B -- PERIOD ENDED:                                       ----------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                             $11.26
Income from Investment Operations:
Net investment income (loss)                                      (0.02)
Net realized and unrealized gain (loss) on investments            (2.40)
                                                                -------
Total from investment operations                                  (2.42)
Less distributions:
  Dividends from net investment income                             0.00
  Distributions from capital gains                                 0.00
  Return of capital                                                0.00
                                                                -------
Total distributions                                                0.00
                                                                -------
Net asset value, end of period                                    $8.84
                                                                =======
TOTAL RETURN(3)                                                 (21.45%)(1)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                           $481
Ratio of expenses to average net assets before waivers and
  reimbursements                                                  2.61% (2)
Ratio of expenses to average net assets after waivers and
  reimbursements                                                  2.15% (2)
Ratio of net investment income (loss) to average net assets      (0.71%)(2)
Portfolio turnover rate(4)                                          70%


(1) Not annualized.

(2) Annualized


(3) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.


(4) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.



THE HARTFORD VALUE OPPORTUNITIES FUND -- CLASS C


                                                                 PERIOD:
                                                                2/19/2002-
                                                                10/31/2002
CLASS C -- PERIOD ENDED:                                       ------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                              $11.26
Income from Investment Operations:
Net investment income (loss)                                       (0.02)
Net realized and unrealized gain (loss) on investments             (2.39)
                                                                 -------
Total from investment operations                                   (2.41)
Less distributions:
  Dividends from net investment income                              0.00
  Distributions from capital gains                                  0.00
  Return of capital                                                 0.00
                                                                 -------
Total distributions                                                 0.00
                                                                 -------
Net asset value, end of period                                     $8.85
                                                                 =======
TOTAL RETURN(3)                                                  (21.41%)(1)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                            $430
Ratio of expenses to average net assets before waivers and
  reimbursements                                                   2.48% (2)
Ratio of expenses to average net assets after waivers and
  reimbursements                                                   2.15% (2)
Ratio of net investment income (loss) to average net assets       (0.75%)(2)
Portfolio turnover rate(4)                                           70%


(1) Not annualized.
(2) Annualized

(3) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.


(4) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.


THE HARTFORD MUTUAL FUNDS                                                    173

                        PRIVACY POLICY AND PRACTICES OF


         THE HARTFORD FINANCIAL SERVICES GROUP, INC. AND ITS AFFILIATES


                       (HEREIN CALLED "WE, OUR, AND US")



          This Privacy Policy applies to our United States Operations



We value your trust. We are committed to the responsible:



a) management;



b) use; and



c) protection;



of PERSONAL INFORMATION.



This notice describes how we collect, disclose, and protect PERSONAL
INFORMATION.



We collect PERSONAL INFORMATION to:



a) service your TRANSACTIONS with us; and



b) support our business functions.



We may obtain PERSONAL INFORMATION from:



a) YOU;



b) your TRANSACTIONS with us; and



c) third parties such as a consumer-reporting agency.



Based on the type of product or service YOU apply for or get from us, PERSONAL INFORMATION such as:



a) your name;



b) your address;



c) your income;



d) your payment; or



e) your credit history;



may be gathered from sources such as applications, TRANSACTIONS, and consumer reports.



To serve YOU and service our business, we may share certain PERSONAL INFORMATION. We will share PERSONAL INFORMATION, only as allowed by law, with affiliates such as:



a) our insurance companies;



b) our employee agents;



c) our brokerage firms; and



d) our administrators.



As allowed by law, we may share PERSONAL FINANCIAL INFORMATION with our affiliates to:



a) market our products; or



b) market our services;



to YOU without providing YOU with an option to prevent these disclosures.



We may also share PERSONAL INFORMATION, only as allowed by law, with unaffiliated third parties including:



a) independent agents;



b) brokerage firms;



c) insurance companies;



d) administrators; and



e) service providers;



who help us serve YOU and service our business.


When allowed by law, we may share certain PERSONAL FINANCIAL INFORMATION with other unaffiliated third parties who assist us by performing services or functions such as:



a) taking surveys;



b) marketing our products or services; or



c) offering financial products or services under a joint agreement between us and one or more financial institutions.



We will not sell or share your PERSONAL FINANCIAL INFORMATION with anyone for purposes unrelated to our business functions without offering YOU the opportunity to:



a) "opt-out;" or



b) "opt-in;"



as required by law.



We only disclose PERSONAL HEALTH INFORMATION with:



a) your proper written authorization; or



b) as otherwise allowed or required by law.



Our employees have access to PERSONAL INFORMATION in the course of doing their jobs, such as:



a) underwriting policies;



b) paying claims;



c) developing new products; or



d) advising customers of our products and services.



We use manual and electronic security procedures to maintain:



a) the confidentiality; and



b) the integrity of;



PERSONAL INFORMATION that we have. We use these procedures to guard against unauthorized access.



Some techniques we use to protect PERSONAL INFORMATION include:



a) secured files;



b) user authentication;



c) encryption;



d) firewall technology; and



e) the use of detection software.



We are responsible for and must:



a) identify information to be protected;



b) provide an adequate level of protection for that data;



c) grant access to protected data only to those people who must use it in the performance of their job-related duties.


 174                                                   THE HARTFORD MUTUAL FUNDS

Employees who violate our Privacy Policy will be subject to discipline, which may include ending their employment with us.



At the start of our business relationship, we will give YOU a copy of our current Privacy Policy.



We will also give YOU a copy of our current Privacy Policy once a year if YOU maintain a continuing business relationship with us.



We will continue to follow our Privacy Policy regarding PERSONAL INFORMATION even when a business relationship no longer exists between us.



As used in this Privacy Notice:



APPLICATION means your request for our product or service.



PERSONAL FINANCIAL INFORMATION means financial information such as:



a) credit history;



b) income;



c) financial benefits; or



d) policy or claim information.



PERSONAL HEALTH INFORMATION means health information such as:



a) your medical records; or



b) information about your illness, disability or injury.


PERSONAL INFORMATION means information that identifies YOU personally and is not otherwise available to the public. It includes:



a) PERSONAL FINANCIAL INFORMATION; and



b) PERSONAL HEALTH INFORMATION.



TRANSACTION means your business dealings with us, such as:



a) your APPLICATION;



b) your request for us to pay a claim; and



c) your request for us to take an action on your account.



YOU means an individual who has given us PERSONAL INFORMATION in conjunction with:



a) asking about;



b) applying for; or



c) obtaining;



a financial product or service from us if the product or service is used mainly for personal, family, or household purposes.



This Privacy Policy is being provided on behalf of the following affiliates of The Hartford Financial Services Group, Inc.:



American Maturity Life Insurance Company; Capstone Risk Management, LLC; First State Insurance Company; Hart Life Insurance Company; Hartford Accident & Indemnity Company; Hartford Administrative Services Company; Hartford Casualty Insurance Company; Hartford Equity Sales Company, Inc.; Hartford Fire Insurance Company; Hartford HLS Series Fund II, Inc.; Hartford Insurance Company of Illinois; Hartford Insurance Company of the Midwest; Hartford Insurance Company of the Southeast; Hartford International Life Reassurance Corporation; Hartford Investment Financial Services, LLC; Hartford Investment Management Company; Hartford Life & Accident Insurance Company; Hartford Life and Annuity Insurance Company; Hartford Life Insurance Company; Hartford Lloyd's Insurance Company; Hartford Securities Distribution Company, Inc.; Hartford Series Fund, Inc.; Hartford Specialty Company; Hartford Underwriters Insurance Company; Hartford-Comprehensive Employee Benefit Service Company; International Corporate Marketing Group, LLC; New England Insurance Company; Nutmeg Insurance Agency, Inc.; Nutmeg Insurance Company; Nutmeg Life Insurance Company; Omni General Agency, Inc.; Omni Indemnity Company; Omni Insurance Company; P2P Link, LLC; Pacific Insurance Company, Limited; Planco Financial Services, Inc.; Property and Casualty Insurance Company of Hartford; Sentinel Insurance Company, Ltd.; Servus Life Insurance Company; Specialty Risk Services, Inc.; The Hartford Income Shares Fund, Inc.; The Hartford Mutual Funds II, Inc.; The Hartford Mutual Funds, Inc.; Trumbull Insurance Company; Trumbull Services, L.L.C.; Twin City Fire Insurance Company; Woodbury Financial Services, Inc.


THE HARTFORD MUTUAL FUNDS                                                    175

                    [THIS PAGE IS INTENTIONALLY LEFT BLANK]

                    [THIS PAGE IS INTENTIONALLY LEFT BLANK]

FOR MORE INFORMATION
--------------------------------------------------------------------------------

Two documents are available that offer further information on The Hartford Mutual Funds:

ANNUAL/SEMIANNUAL REPORT TO SHAREHOLDERS

Additional information about each fund is contained in the financial statements and portfolio holdings in the fund's annual and semi-annual reports. In the fund's annual report you will also find a discussion of the market conditions and investment strategies that significantly affected that fund's performance during the last fiscal year, as well as the auditor's report.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains more detailed information on the funds.
A current SAI and annual report have been filed with the Securities and Exchange Commission and are incorporated by reference into (which means they are legally a part of) this prospectus.

To request a free copy of the current annual/ semiannual report for a fund and/or the SAI or for shareholder inquiries or other information about the funds, please contact the funds at:

BY MAIL:

The Hartford Mutual Funds
P.O. Box 64387
St. Paul, MN 55164-0387

(For overnight mail)
The Hartford Mutual Funds
500 Bielenberg Drive
Woodbury, MN 55125-1400

BY PHONE:

1-888-843-7824

ON THE INTERNET:

www.hartfordinvestor.com

Or you may view or obtain these documents from the SEC:

IN PERSON:

at the SEC's Public Reference Room in Washington, DC

Information on the operation of the SEC's public reference room may be obtained by calling 1-202-942-8090.

BY MAIL:

Public Reference Section
Securities and Exchange Commission
Washington, DC 20549-0102
(duplicating fee required)

ON THE INTERNET OR BY E-MAIL:

Internet:  www.sec.gov

E-Mail:  publicinfo@sec.gov

Requests which are made by e-mail require the payment of a duplicating fee to the SEC to obtain a document.

SEC FILE NUMBERS:
The Hartford Mutual Funds, Inc. 811-07589
The Hartford Mutual Funds II, Inc. 811-00558

THE HARTFORD MUTUAL FUNDS


                                         CLASS Y SHARES

                                         PROSPECTUS
                                         MARCH 1, 2003

As with all mutual funds, the            THE HARTFORD ADVISERS FUND
Securities and Exchange Commission       THE HARTFORD CAPITAL APPRECIATION FUND
has not approved or disapproved          THE HARTFORD DIVIDEND AND GROWTH FUND
these securities or passed upon          THE HARTFORD FOCUS FUND
the adequacy of this prospectus.         THE HARTFORD GLOBAL COMMUNICATIONS FUND
Any representation to the contrary       THE HARTFORD GLOBAL FINANCIAL SERVICES FUND
is a criminal offense.                   THE HARTFORD GLOBAL HEALTH FUND
                                         THE HARTFORD GLOBAL LEADERS FUND
                                         THE HARTFORD GLOBAL TECHNOLOGY FUND
                                         THE HARTFORD GROWTH AND INCOME FUND
                                         THE HARTFORD GROWTH FUND
                                         THE HARTFORD GROWTH OPPORTUNITIES FUND
                                         THE HARTFORD HIGH YIELD FUND
                                         THE HARTFORD INCOME FUND
                                         THE HARTFORD INFLATION PLUS FUND
                                         THE HARTFORD INTERNATIONAL CAPITAL APPRECIATION FUND
                                         THE HARTFORD INTERNATIONAL OPPORTUNITIES FUND
                                         THE HARTFORD INTERNATIONAL SMALL COMPANY FUND
                                         THE HARTFORD MIDCAP FUND
                                         THE HARTFORD MIDCAP VALUE FUND
                                         THE HARTFORD MONEY MARKET FUND
                                         THE HARTFORD SHORT DURATION FUND
                                         THE HARTFORD SMALL COMPANY FUND
                                         THE HARTFORD SMALLCAP GROWTH FUND
                                         THE HARTFORD STOCK FUND
                                         THE HARTFORD TAX-FREE CALIFORNIA FUND
                                         THE HARTFORD TAX-FREE MINNESOTA FUND
                                         THE HARTFORD TAX-FREE NATIONAL FUND
                                         THE HARTFORD TAX-FREE NEW YORK FUND
                                         THE HARTFORD TOTAL RETURN BOND FUND
                                         (FORMERLY THE HARTFORD BOND INCOME STRATEGY FUND)
                                         THE HARTFORD U.S. GOVERNMENT SECURITIES FUND
                                         THE HARTFORD VALUE FUND
                                         THE HARTFORD VALUE OPPORTUNITIES FUND


                                         THE HARTFORD MUTUAL FUNDS
                                         P.O. BOX 64387
                                         ST. PAUL, MN 55164-0387

INTRODUCTION

Each fund described in this prospectus has its own investment strategy and risk/reward profile. This prospectus relates to the Class Y shares of the funds. Class Y shares for each of the Income Fund, Inflation Plus Fund, Short Duration Fund, Tax-Free California Fund and Tax-Free New York Fund are not currently available.

Each fund, except the Inflation Plus Fund, Tax-Free California Fund, Tax-Free New York Fund, Global Communications Fund, Global Financial Services Fund, Global Health Fund, Global Technology Fund and Focus Fund, is a diversified fund. The Inflation Plus Fund, Tax-Free California Fund, Tax-Free New York Fund, Global Communications Fund, Global Financial Services Fund, Global Health Fund, Global Technology Fund and Focus Fund are non-diversified funds. The non-diversified funds other than the Inflation Plus Fund, Tax-Free California Fund, Tax-Free New York Fund and Focus Fund are sometimes known as "sector funds." The High Yield Fund, Income Fund, Inflation Plus Fund, Money Market Fund, Short Duration Fund, Tax-Free California Fund, Tax-Free Minnesota Fund, Tax-Free National Fund, Tax-Free New York Fund, Total Return Bond Fund and U.S. Government Securities Fund are sometimes known as the Hartford Income Funds.

Growth Fund, Growth Opportunities Fund, SmallCap Growth Fund, Tax-Free Minnesota Fund, Tax-Free National Fund, U.S. Government Securities Fund and Value Opportunities Fund are series of The Hartford Mutual Funds II, Inc. All other funds are series of The Hartford Mutual Funds, Inc.

Information on each fund, including risk factors for investing in diversified versus non-diversified funds, can be found on the pages following this introduction.

The investment manager to each fund is Hartford Investment Financial Services, LLC ("HIFSCO"). The day-to-day portfolio management of the funds is provided by an investment sub-adviser -- either Wellington Management Company, LLP ("Wellington Management") or Hartford Investment Management Company ("HIMCO(R)"). Information regarding HIFSCO, Wellington Management and HIMCO is included under the section entitled "Management of the Funds" in this prospectus.

Mutual funds are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Because you could lose money by investing in these funds, be sure to read all risk disclosures carefully before investing.

CONTENTS


A summary of each fund's goals,             The Hartford Advisers Fund                                       1
principal strategies, main risks,           The Hartford Capital Appreciation Fund                           4
performance and expenses                    The Hartford Dividend and Growth Fund                            7
                                            The Hartford Focus Fund                                         10
                                            The Hartford Global Communications Fund                         13
                                            The Hartford Global Financial Services Fund                     16
                                            The Hartford Global Health Fund                                 20
                                            The Hartford Global Leaders Fund                                23
                                            The Hartford Global Technology Fund                             26
                                            The Hartford Growth and Income Fund                             29
                                            The Hartford Growth Fund                                        32
                                            The Hartford Growth Opportunities Fund                          35
                                            The Hartford High Yield Fund                                    38
                                            The Hartford Income Fund                                        41
                                            The Hartford Inflation Plus Fund                                43
                                            The Hartford International Capital Appreciation Fund            46
                                            The Hartford International Opportunities Fund                   48
                                            The Hartford International Small Company Fund                   51
                                            The Hartford MidCap Fund                                        54
                                            The Hartford MidCap Value Fund                                  57
                                            The Hartford Money Market Fund                                  60
                                            The Hartford Short Duration Fund                                62
                                            The Hartford Small Company Fund                                 64
                                            The Hartford SmallCap Growth Fund                               67
                                            The Hartford Stock Fund                                         70
                                            The Hartford Tax-Free California Fund                           73
                                            The Hartford Tax-Free  Minnesota Fund                           75
                                            The Hartford Tax-Free National Fund                             78
                                            The Hartford Tax-Free New YorkFund                              81
                                            The Hartford Total Return  Bond Fund                            83
                                            The Hartford U.S. Government   Securities Fund                  86
                                            The Hartford Value Fund                                         89
                                            The Hartford Value Opportunities Fund                           92

Description of other investment             Investment strategies and investment matters                    95
strategies and investment risks

Investment manager and management           Management of the funds                                         99
fee information

Information on your account                 About your account                                             106
                                            Class Y share investor requirements                            106
                                            Opening an account                                             106
                                            Buying shares                                                  107
                                            Selling shares                                                 109
                                            Transaction policies                                           111
                                            Dividends and account policies                                 113
                                            Additional investor services                                   114

Further information on the funds            Financial highlights                                           115
                                            Privacy policy                                                 144
                                            For more information                                           150
                                                                      back cover

THE HARTFORD ADVISERS FUND

INVESTMENT GOAL. The Hartford Advisers Fund seeks maximum long-term total return.

PRINCIPAL INVESTMENT STRATEGY. The fund allocates its assets among three categories:

         -        stocks,

         -        debt securities, and

         -        money market instruments.

Asset allocation decisions are based on Wellington Management's judgment of the projected investment environment for financial assets, relative fundamental values, the attractiveness of each asset category, and expected future returns of each asset category. Wellington Management does not attempt to engage in short-term market timing among asset categories. As a result, shifts in asset allocation are expected to be gradual and continuous and the fund will normally have some portion of its assets invested in each asset category. There is no limit on the amount of fund assets that may be allocated to each asset category and the allocation is in Wellington Management's discretion.


The fund favors stocks issued by high-quality companies. The key characteristics of high-quality companies include a leadership position within an industry, a strong balance sheet, a high return on equity, sustainable or increasing dividends, a strong management team and a globally competitive position. With respect to stocks in which the fund invests, the fund may invest in a broad range of market capitalizations, but tends to focus on large capitalization companies with market capitalizations similar to those of companies in the S&P 500 Index.


The debt securities (other than money market instruments) in which the fund invests include securities issued or guaranteed by the U.S. Government and its agencies or instrumentalities and securities rated investment grade (rated at least "BBB" by Standard & Poor's Corporation ("S&P") or "Baa" by Moody's Investors Service, Inc. ("Moody's"), or if unrated, securities deemed by Wellington Management to be of comparable quality). These debt securities include mortgage-backed securities issued by U.S. Government agencies and private entities. The fund is not restricted to any specific maturity term.

The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities.

MAIN RISKS. This fund is subject to, among others, stock market risk, interest rate risk, credit risk, income risk, prepayment risk, manager allocation risk and foreign investment risk. You could lose money as a result of your investment.

Stock market risk means that the stocks held by the fund may decline in value due to the activities and financial prospects of individual companies or to general market and economic conditions.

Interest rate risk refers to the possibility that your investment may go down in value when interest rates rise.

Credit risk refers to the possibility that the issuing company may not be able to pay interest and principal when due.

Income risk is the potential for a decline in the fund's income due to falling interest rates.

The fund is subject to the possibility that, under certain circumstances, especially during periods of falling interest rates, a bond issuer will "call" -- or repay -- its bonds before their maturity date. The fund may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

Because the fund may invest significantly in mortgage-and asset-backed securities, it is subject to prepayment risk and extension risk. Similar to call risk, prepayment risk is the risk that falling interest rates could cause faster than expected prepayments of the mortgages and loans underlying the fund's mortgage- and asset-backed securities. These prepayments pass through to the fund, which must reinvest them at a time when interest rates on new mortgage- and asset-backed investments are falling, reducing the fund's income.

Extension risk is the risk that rising interest rates could cause mortgage and loan prepayments to slow, which could increase the interest rate sensitivity of the fund's mortgage- and asset-backed securities.

Manager allocation risk refers to the possibility that Wellington Management could allocate assets in a manner that results in the fund underperforming its peers.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart year-by-year and average annual total return figures do not include the effect of sales charges as no sales charge is applicable to the Class Y shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.

CLASS Y TOTAL RETURNS
BY CALENDAR YEAR


1997                              23.80%
1998                              21.62%
1999                              12.62%
2000                               1.36%
2001                              -4.73%
2002                             -12.70%



During the periods shown in the bar chart, the highest quarterly return was 12.57% (2nd quarter, 1997) and the lowest quarterly return was -9.63% (2nd quarter, 2002)


AVERAGE ANNUAL TOTAL RETURNS
FOR PERIODS ENDING 12/31/2002



                                                     LIFE OF FUND
                                                       (SINCE
                                 1 YEAR     5 YEARS    7/22/96)
Class Y Return Before Taxes      -12.70%     2.92%      7.56%
Class Y Return After             -16.08%     0.78%      3.56%
Taxes on Distributions
Class Y Return After Taxes       -9.59%      1.13%      3.42%
on Distributions and Sale
of Fund Shares
S&P 500 Index (reflects no       -22.10%    -0.58%      6.84%(1)
deduction for fees,
expenses or taxes)

Lehman Brothers                   11.02%     7.61%      8.25%(1)
Government/Credit
Index (reflects
no deduction for
fees, expenses or taxes)


INDICES: The S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks. You cannot invest directly in an index.

The Lehman Brothers Government/Credit Index is an unmanaged, market-value-weighted index of all debt obligations of the U.S. Treasury and U.S. Government agencies (excluding mortgaged-backed securities) and of all publicly-issued fixed-rate, nonconvertible, investment grade domestic corporate debt. You cannot invest directly in an index.

(1) Return is from 7/31/1996 - 12/31/2002.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                                                    CLASS Y
SHAREHOLDER FEES
    (fees paid directly from your investment)
    Maximum sales charge (load) as a percentage of offering price    None
    Maximum deferred sales charge (load)                             None
    Exchange fees                                                    None
ANNUAL OPERATING EXPENSES
    (expenses that are deducted from the fund's assets)
    Management fees                                                  0.64%
    Distribution and service (12b-1) fees                            None
    Other expenses                                                   0.14%
                                                                     ----
    Total annual operating expenses                                  0.78%
                                                                     ----


EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class Y shares you would have the same expenses whether or not you redeemed your shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


EXPENSES (WITH OR WITHOUT REDEMPTION)     CLASS Y
Year 1                                     $ 80
Year 3                                     $ 249
Year 5                                     $ 433
Year 10                                    $ 966

THE HARTFORD CAPITAL APPRECIATION FUND

INVESTMENT GOAL. The Hartford Capital Appreciation Fund seeks growth of capital.

PRINCIPAL INVESTMENT STRATEGY. The fund seeks its goal by investing primarily in stocks selected on the basis of potential for capital appreciation. The fund normally invests at least 65% of its total assets in common stocks of small, medium and large companies. The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities.

Through fundamental analysis, Wellington Management identifies companies that it believes have substantial near-term capital appreciation potential regardless of company size or industry. This strategy is sometimes referred to as a "stock picking" approach. Small and medium sized companies are selected primarily on the basis of dynamic earnings growth potential. Larger companies are selected primarily based on the expectation of a significant event that Wellington Management believes will trigger an increase in the stock price.

In analyzing a prospective investment, Wellington Management looks at a number of factors, such as business environment, management quality, balance sheet, income statement, anticipated earnings, revenues, dividends and other related measures of value.

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. Because the fund invests in small, medium and large companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Stocks of small or mid-sized companies may be more risky than stocks of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer from isolated business setbacks. You could lose money as a result of your investment.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Wellington Management's investment strategy will influence performance significantly. If Wellington's stock selection strategy doesn't perform as expected, the fund could underperform its peers or lose money.

The fund may trade securities actively, which could increase its transaction costs (thus affecting performance) and may increase your taxable distributions.

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart year-by-year and average annual total return figures do not include the effect of sales charges as no sales charge is applicable to the Class Y shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.

CLASS Y TOTAL RETURNS
BY CALENDAR YEAR


1997                                    56.00%
1998                                     3.68%
1999                                    67.49%
2000                                     8.85%
2001                                    -6.26%
2002                                   -22.38%



    During the periods shown in the bar chart, the highest quarterly return was 36.93% (4th quarter, 1999) and the lowest quarterly return was -21.79% (3rd quarter, 1998)


AVERAGE ANNUAL TOTAL RETURNS
FOR PERIODS ENDING 12/31/2002


                                                      LIFE OF FUND
                                                        (SINCE
                             1 YEAR         5 YEARS    7/22/96)
Class Y Return Before        -22.38%         6.58%      18.35%
Taxes
Class Y Return After         -22.38%         4.66%      16.19%
Taxes on Distributions
Class Y Return After         -13.74%         4.66%      14.74%
Taxes on Distributions
and Sale of Fund Shares
S&P 500 Index (reflects      -22.10%        -0.58%       6.84%(1)
no deduction for fees,
expenses or taxes)


INDEX: The S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks. You cannot invest directly in an index.

(1) Return is from 7/31/1996 - 12/31/2002.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                                                   CLASS Y
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) as a percentage of offering price    None
   Maximum deferred sales charge (load)                             None
   Exchange fees                                                    None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees                                                  0.68%
   Distribution and service (12b-1) fees                            None
   Other expenses                                                   0.12%
   Total annual operating expenses                                  0.80%


EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class Y shares you would have the same expenses whether or not you redeemed your shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

EXPENSES (WITH OR WITHOUT REDEMPTION)   CLASS Y
Year 1                                  $ 82
Year 3                                  $ 255
Year 5                                  $ 444
Year 10                                 $ 990

THE HARTFORD DIVIDEND AND GROWTH FUND

INVESTMENT GOAL. The Hartford Dividend and Growth Fund seeks a high level of current income consistent with growth of capital.

PRINCIPAL INVESTMENT STRATEGY. The fund invests primarily in a diversified portfolio of common stocks that typically have above average income yields and whose prospects for capital appreciation are considered favorable by Wellington Management. Under normal market and economic conditions at least 65% of the fund's total assets are invested in dividend-paying equity securities. The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities. The fund tends to focus on securities of larger, well-established companies with market capitalizations similar to those of companies in the S&P 500 Index. The fund's portfolio is broadly diversified by industry and company. As a key component of its fundamental analysis, Wellington Management evaluates a company's ability to sustain and potentially increase its dividend payments. The fund also favors securities that appear to be undervalued in the marketplace.

Wellington Management uses fundamental analysis to evaluate a security for purchase or sale by the fund. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends and other related measures or indicators of value.

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. You could lose money as a result of your investment.

The fund's focus on large capitalization companies significantly influences its performance. Large capitalization stocks as a group can fall out of favor with the market causing the fund to perform more poorly than funds that focus on medium or small capitalization stocks. Following a value orientation towards investing entails special risks. Overlooked or otherwise undervalued securities entail a significant risk of never attaining their potential value.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Wellington Management's investment strategy will influence performance significantly. If Wellington's stock selection strategy doesn't perform as expected, the fund could underperform its peers or lose money.

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart year-by-year and average annual total return figures do not include the effect of sales charges as no sales charge is applicable to the Class Y shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.

CLASS Y TOTAL RETURNS
BY CALENDAR YEAR


1997                                  31.59%
1998                                  14.86%
1999                                   5.10%
2000                                  10.82%
2001                                  -4.15%
2002                                 -13.70%



    During the periods shown in the bar chart, the highest quarterly return was 15.92% (2nd quarter, 1999) and the lowest quarterly return was -18.16% (3rd quarter, 2002)


AVERAGE ANNUAL TOTAL RETURNS
FOR PERIODS ENDING 12/31/2002


                                                   LIFE OF FUND
                                                     (SINCE
                           1 YEAR        5 YEARS     7/22/96)
Class Y Return             -13.70%        2.05%      8.41%
Before Taxes
Class Y Return             -16.77%        0.30%      4.60%
After Taxes on
Distributions
Class Y Return             -10.18%        0.67%      4.24%
After Taxes on
Distributions and
Sale of Fund Shares
S&P 500 Index              -22.10%       -0.58%      6.84%(1)
(reflects no
deduction for fees,
expenses or taxes)


INDEX: The S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks. You cannot invest directly in an index.

(1) Return is from 7/31/1996 - 12/31/2002

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                                                  CLASS Y
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) as a percentage of offering price    None
   Maximum deferred sales charge (load)                             None
   Exchange fees                                                    None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees                                                  0.69%
   Distribution and service (12b-1) fees                            None
   Other expenses                                                   0.13%
   Total annual operating expenses                                  0.82%


EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class Y shares you would have the same expenses whether or not you redeemed your shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


EXPENSES (WITH OR WITHOUT REDEMPTION)     CLASS Y
Year 1                                    $    84
Year 3                                    $   262
Year 5                                    $   455
Year 10                                   $ 1,014

THE HARTFORD FOCUS FUND

INVESTMENT GOAL. The Hartford Focus Fund seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY. The fund invests primarily in equity securities of a relatively small number of large capitalization companies (stocks comprising the S&P 500 Index). The fund will typically hold stocks of 20-40 companies. Individual holdings typically constitute 3-5% of the fund's total assets and may constitute up to 10%. The fund may invest up to 20% of its total assets in the securities of foreign issuers and non-dollar securities.

Wellington Management uses a two phase investment strategy. Using what is sometimes called a "top down" approach, Wellington Management analyzes the general economic and investment environment by evaluating such things as economic conditions, U.S. fiscal and monetary policy, demographic trends and investor sentiment. Through this process Wellington Management tries to anticipate trends and changes in various markets and in the overall economy to identify industries and sectors that will outperform the U.S. economy.

The "top down" analysis is followed by what is often called a "bottom up" approach, which is the use of fundamental analysis to select specific securities from industries and sectors identified in the top down analysis. Fundamental analysis involves the assessment of company-specific factors such as business environment, management quality, balance sheet, income statement, revenues, anticipated earnings and dividends and other related measures or indicators of value.

The key characteristics of companies in which the fund typically invests include:

         -        Accelerating earnings and earnings per share growth

         -        A strong balance sheet combined with a high return on equity

         -        Unrecognized or undervalued assets

         -        A strong management team

         -        A leadership position within an industry

         -        Sustainable or increasing dividends

         -        Positive investor sentiment

The fund will consider selling a security when:

         -        Downside risk equals upside potential

         -        Decreasing trend of earnings growth is exhibited

         -        Excessive valuations are reached


For its most recent fiscal year, the fund's annual portfolio turnover rate exceeded 200%.


MAIN RISKS. As with most equity funds, the value of your investment in the fund may go down in response to overall stock market movements and trends. You could lose money as a result of your investment.

The fund's focus on large capitalization companies significantly influences its performance. Large capitalization stocks as a group can fall out of favor with the market causing the fund to perform more poorly than funds that focus on medium or small capitalization stocks. In addition, because the fund is non-diversified and therefore may take larger positions in individual issuers than other mutual funds, the fund may have greater market fluctuation and price volatility than a fund that maintains a more broadly diversified portfolio. An investment in the fund therefore entails substantial market risk.

Wellington Management's strategy of combining top down and bottom up approaches also has a significant impact on the fund's performance. If the strategy does not produce the desired results, the fund could underperform its peers or lose money. In particular, the fund's success in achieving its goal is highly dependent on Wellington Management's successful reliance on the top down, bottom up strategy and fundamental analysis of the prospects of particular companies. Therefore, an investment in the fund also entails substantial financial risk related to such companies.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax law changes to governmental collapse.

The fund trades securities very actively, which increases its transaction costs (thus affecting performance) and may increase your taxable distributions.

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows the fund's total return for the first full calendar year of the fund's operation, while the table shows how the fund's performance for the same time period and since inception compares to that of a broad-based market index. The bar chart figures and average annual total return figures do not include the effect of sales charges as no sales charges are applicable to Class Y shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.

CLASS Y TOTAL RETURN
FOR CALENDAR YEAR 2002





2002          -25.12%



    During the period shown in the bar chart, the highest quarterly return was 13.32% (4th quarter, 2002) and the lowest quarterly return was -19.05% (2nd quarter, 2002)


AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/2002



                                                LIFE OF FUND
                                 1 YEAR       (SINCE 5/24/01)
Class Y Return Before           -25.12%         -15.88%
Taxes
Class Y Return After            -25.12%         -15.95%
Taxes on Distributions
Class Y Return After            -15.43%         -12.62%
Taxes on Distributions
and Sale of Fund Shares
S&P 500 Index (reflects         -22.10%         -20.32%(1)
no deduction for fees,
expenses or taxes)

INDEX: The S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks. You cannot invest directly in an index.


(1) Return is from 5/31/2001 - 12/31/2002.


YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                                                   CLASS Y
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) as a percentage of offering price    None
   Maximum deferred sales charge (load)                             None
   Exchange fees                                                    None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees                                                  1.00%
   Distribution and service (12b-1) fees                            None
   Other expenses                                                   0.14%
                                                                  -------
   Total annual operating expenses(1)                               1.14%
                                                                  -------


(1) HIFSCO has voluntarily agreed to limit the total operating expenses of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to not more than 1.20%. This policy may be discontinued at any time.

EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class Y shares you would have the same expenses whether or not you redeemed your shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


EXPENSES (WITH OR WITHOUT REDEMPTION)    CLASS Y
Year 1                                   $   116
Year 3                                   $   362
Year 5                                   $   628
Year 10                                  $ 1,386

THE HARTFORD GLOBAL COMMUNICATIONS FUND

INVESTMENT GOAL. The Hartford Global Communications Fund seeks long-term capital appreciation.


PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 80% of its assets in equity securities of communications-related companies worldwide. The fund takes a broad approach to investing in the communications sector. It may invest in communications-related companies, including companies that: manufacture and distribute communications equipment; companies that provide traditional local and long-distance telephone service and equipment; companies that provide cellular, paging and local and wide area product networks or equipment; companies that provide satellite, microwave and cable television or equipment; and companies developing new communications technologies. The fund will invest in securities of issuers in at least three countries, one of which may be the United States; however the fund has no limit on the amount of assets that must be invested in each country.


The fund's investment process focuses on stock selection through fundamental analysis. Fundamental analysis involves assessment of company-specific factors such as business environment, management quality, balance sheet, income statement, revenues, anticipated earnings and dividends and other related measures and indicators of value. Wellington Management uses its in-depth knowledge of the communications sector to select companies with the following attributes:

         - The current market price of its stock is at the low end of its historical relative valuation range

         - A positive change in operating results is anticipated but not yet reflected in the price of its stock

         -        Unrecognized or undervalued assets

         - Management that demonstrates that it can convert the above factors into shareholder value

The fund will consider selling a security when:

         -        Its target price is achieved

         - Expectations of future earnings/returns of its issuer are reduced due to fundamental changes in the issuer's business prospects

         - Equity securities of other comparable issuers in an industry are available at more attractive prices

The portfolio will be relatively focused both with regard to position size and the industries comprising the communications sector. Although the fund does not invest more than 10% of its total assets in the securities of a single issuer, it often holds relatively large positions in the securities of particular issuers. The fund may invest in securities of companies of any size capitalization. The portfolio will be close to fully invested; cash balances normally will not exceed 10% of total assets.

MAIN RISKS. As with most equity funds, the value of your investment in the fund may go down in response to overall stock market movements and trends. Because the fund may invest in small, medium and large companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Equity securities of small or mid-sized companies may be more risky than those of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer from isolated business setbacks. You could lose money as a result of your investment.


The fund's investments are focused in the industries comprising the communications sector, including telecommunication services and media. This means that the fund may have greater market fluctuation and price volatility than a fund that is not so focused. Financial, business and economic factors affecting the communications sector are likely to have a substantial impact on the fund. Because market conditions, interest rates, economic, regulatory and financial developments are likely to have similar effects on many companies in the sector, they are likely to have a greater impact on a fund of this kind than on a broadly diversified fund. Similarly, because the fund is non-diversified and therefore may take larger positions in individual issuers than other mutual funds, it is subject to greater financial risk than a fund that maintains a more broadly diversified portfolio.

Fierce competition in many industries of the communications sector may cause companies to significantly reduce the prices of their products, which can reduce the companies' profitability. Should this occur throughout the sector, the value of the fund's investment portfolio could decline substantially. In addition, companies in this sector can suffer significant adverse effects from obsolescence of existing equipment, short product cycles and new market entrants. Such effects could reduce such companies' profitability and the market value of their securities. Finally, companies in this sector, particularly telephone operating companies, are often subject to government regulation of rates of return and services that can be offered. Overall, the fund's returns may be more volatile than those of a fund that is not subject to these risk factors.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax law changes to governmental collapse.

Wellington Management's investment strategy will significantly influence the fund's performance. If Wellington's strategy for selecting individual securities does not produce the desired results, the fund could underperform its peers or lose money.

The fund may trade securities actively, which could increase its transaction costs (thus affecting performance) and may increase your taxable distributions.

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart figures and average annual total return figures do not include the effect of sales charges as no sales charges are applicable to Class Y shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.

CLASS Y TOTAL RETURNS BY CALENDAR YEAR





2001       -36.22%
2002       -30.80%



    During the period shown in the bar chart, the highest quarterly return was 29.10% (4th quarter, 2002) and the lowest quarterly return was -22.61% (2nd quarter, 2002)

AVERAGE ANNUAL TOTAL RETURNS
FOR PERIODS ENDING 12/31/2002


                                                     LIFE OF FUND
                                          1 YEAR   (SINCE 10/31/00)
Class Y Return Before Taxes               -30.80%     -38.68%
Class Y Return After Taxes on             -30.80%     -38.73%
Distributions
Class Y Return After Taxes on             -18.91%     -28.95%
Distributions and Sale of Fund Shares
S&P 500 Index(reflects no deduction       -22.10%     -18.86%
for fees, expenses or taxes)
MSCI AC (All Country) World               -30.47%     -31.46%
Index Free-Telecommunication
Services Index (reflects no
deduction for fees, expenses or taxes)


INDICES: The S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks. You cannot invest directly in an index.

The MSCI AC (All Country) World Index Free -- Telecommunication Services Index is a free float-adjusted market capitalization index of developed and emerging market countries that is designed to measure international equity market performance. You cannot invest directly in an index.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                                                        CLASS Y
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge as a percentage of offering price (load)         None
   Maximum deferred sales charge (load)                                  None
   Exchange fees                                                         None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees                                                       1.00%
   Distribution and service (12b-1) fees                                 None
   Other expenses                                                        0.27%
   Total annual operating expenses(1)                                    1.27%


(1) HIFSCO has voluntarily agreed to limit the total operating expenses of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to not more than 1.20%. This policy may be discontinued at any time.

EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class Y shares you would have the same expenses whether or not you redeemed your shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


EXPENSES (WITH OR WITHOUT REDEMPTION)    CLASS Y
Year 1                                   $   129
Year 3                                   $   403
Year 5                                   $   697
Year 10                                  $ 1,534

THE HARTFORD GLOBAL FINANCIAL SERVICES FUND

INVESTMENT GOAL. The Hartford Global Financial Services Fund seeks long-term capital appreciation.


PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 80% of its assets in equity securities of financial services-related companies worldwide. The fund takes a broad approach to investing in the financial services sector. It may invest in financial services-related companies, including banks, savings and loan associations (and other thrifts), mortgage banking companies, insurance companies, securities brokers, asset management companies, leasing companies and consumer and industrial finance companies. The fund will invest in securities of issuers in at least three countries, one of which may be the United States; however the fund has no limit on the amount of assets that must be invested in each country.


Because the financial services sector requires large pools of accumulated capital and stable economic, legal and political institutions, the vast majority of the world's market value in financial services stocks is located in North America and western Europe. Therefore the fund invests most of its assets in companies located in these two geographical regions. Wellington Management uses its in-depth knowledge of the financial services sector to assess the competitive situation and consolidation dynamics in each region.

The fund's investment process focuses on stock selection through fundamental analysis. Fundamental analysis involves the assessment of company-specific factors such as business environment, management quality, balance sheet, income statement, revenues, anticipated earnings and dividends and other related measures or indicators of value. Wellington Management uses this "bottom-up" approach to identify stocks with favorable risk/reward profiles.

A stock is considered to have a strong risk/reward profile if its issuer exhibits one or more of the following attributes:

         -        Management focuses on rewarding shareholders

         -        Market expectations of future earnings are too low

         - Market value does not reflect the fact that earnings are understated due to conservative accounting

         - Market value does not reflect the true value of the issuer's component businesses and there is some reason to believe that this disparity will not persist

         - It is an outstanding company but the stock is available at an average price because of the market's temporary indifference to quality

         - Its strength in a distinct product or geographic area makes it attractive to potential acquirers

The fund will consider selling a security when:

         - Its issuer's management no longer appears to promote shareholder value

         -        Market expectations of future earnings are too high

         - It can sell the security of an outstanding company at a significant premium due to the market's temporary overemphasis on quality

         - Market value exceeds the true value of the issuer's component businesses

         - Market value does not reflect the fact that earnings are overstated due to aggressive accounting

         - Market value does not reflect the risk of potential problems in an important business component

         - Equity securities of other comparable issuers in an industry are available at more attractive prices

The portfolio will be relatively focused both with regard to position size and the industries comprising the financial services sector. Although the fund does not invest more than 10% of its total assets in the securities of a single issuer, it often holds relatively large positions in the securities of particular issuers. The fund may invest in securities of companies of any size capitalization. The portfolio will be close to fully invested; cash balances normally will not exceed 10% of total assets.

MAIN RISKS. As with most equity funds, the value of your investment in the fund may go down in response to overall stock market movements and trends. Because the fund may invest in small, medium and large companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Equity securities of small or mid-sized companies may be more risky than those of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer from isolated business setbacks. You could lose money as a result of your investment.


The fund's investments are focused in the industries comprising the financial services sector, including banks, diversified financials, and insurance. This means that the fund may have greater market fluctuation and price volatility than a fund that is not so focused. Financial, business and economic factors affecting the financial services sector are likely to have a substantial impact on the fund. Because market conditions, interest rates, economic, regulatory and financial developments are likely to have similar effects on many companies in the sector, they are likely to have a greater impact on a fund of this kind than on a broadly diversified fund. Similarly, because the fund is non-diversified and therefore may take larger positions in individual issuers than other mutual funds, it is subject to greater financial risk than a fund that maintains a more broadly diversified portfolio.


Each industry of the financial services sector is subject to extensive government regulation which can limit the amounts and types of loans and other financial commitments that companies can make, the interest rates and fees that they can charge and the manner in which they distribute their products. Profitability can be largely dependent on the availability and cost of capital and can fluctuate significantly when interest rates change. Credit losses resulting from financial difficulties of borrowers can negatively affect lending institutions. Insurance companies can be subject to severe price competition. The financial services sector generally is undergoing rapid change as existing distinctions among financial service industries diminish. For example, recent mergers have combined insurance, finance and securities brokerage under single ownership. Likewise, some primarily retail companies have expanded into the securities brokerage and insurance industries.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax law changes to governmental collapse.

Wellington Management's investment strategy will significantly influence the fund's performance. If Wellington's strategy for selecting individual securities does not produce the desired results, the fund could underperform its peers or lose money.

The fund may trade securities actively, which could increase its transaction costs (thus affecting performance) and may increase your taxable distributions.

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart figures and average annual total return figures do not include the effect of sales charges as no sales charges are applicable to Class Y shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.

CLASS Y TOTAL RETURNS
BY CALENDAR YEAR






2001         -6.12%
2002        -18.98%



    During the period shown in the bar chart, the highest quarterly return was 7.72% (2nd quarter, 2001) and the lowest quarterly return was -20.46% (3rd quarter, 2002)


AVERAGE ANNUAL TOTAL RETURNS
FOR PERIODS ENDING 12/31/2002


                                                          LIFE OF FUND
                                             1 YEAR     (SINCE 10/31/00)
Class Y Return Before Taxes                  -18.98%     -9.33%
Class Y Return After Taxes                   -19.27%     -9.49%
on Distributions
Class Y Return After Taxes on                -11.65%     -7.46%
Distributions and Sale of Fund Shares
S&P 500 Index (reflects no deductions        -22.10%    -18.86%
for fees, expenses or taxes)
MSCI Finance ex Real Estate                   -9.90%     -5.73%
Index (reflects no deduction for fees,
expenses or taxes)


INDICES: The S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stock. You cannot invest directly in an index.

The MSCI All Country Sector indices provide thousands of possible index permutations as 49 countries and 76 regions are combined with 10 sectors, 23 industry groups and 59 industries. Specifically, the MSCI Finance ex Real Estate Index includes only companies in both the MSCI Developed Index and in the Banks, Diversified Financials or Insurance industry groups. The constituents of this index will represent 85% of the market capitalization of all companies in these specific countries and industry groups. You cannot invest directly in an index.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                                                      CLASS Y
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge as a percentage of offering price (load)       None
   Maximum deferred sales charge (load)                                None
   Exchange fees                                                       None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees                                                     1.00%
   Distribution and service (12b-1) fees                               None
   Other expenses                                                      0.25%
   Total annual operating expenses(1)                                  1.25%


(1) HIFSCO has voluntarily agreed to limit the total operating expenses of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to not more than 1.20%. This policy may be discontinued at any time.

EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class Y shares you would have the same expenses whether or not you redeemed your shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


EXPENSES (WITH OR WITHOUT REDEMPTION)    CLASS Y
Year 1                                   $  127
Year 3                                   $  397
Year 5                                   $  686
Year 10                                  $ 1,511

THE HARTFORD GLOBAL HEALTH FUND

INVESTMENT GOAL. The Hartford Global Health Fund seeks long-term capital appreciation.


PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 80% of its assets in the equity securities of health care-related companies worldwide. The focus of the fund's investment process is stock selection through fundamental analysis. The fund takes a broad approach to investing in the health care sector. It may invest in health-related companies, including companies in the pharmaceuticals, biotechnology, medical delivery, medical products, medical services, managed health care, health information services and emerging health-related subsectors. The fund will invest in securities of issuers in at least three countries, one of which may be the United States; however the fund has no limit on the amount of assets that must be invested in each country.


The fund's approach to investing in the health care sector is based on in-depth understanding of medical science, regulatory developments, reimbursement policy trends and individual company business franchises. The portfolio will seek to exploit favorable macro trends for the health care sector including demographics.

The portfolio will also seek to invest in health care companies that benefit from the trend toward global consolidation, the biotechnology revolution and advances in software, integrated circuits and biocompatible materials. Fundamental research is focused on direct contact with company management, suppliers and competitors.


Investments in the portfolio will be allocated across the major subsectors of the health care sector. Wellington Management may favor certain subsectors at times based upon the relative attractiveness of stocks within these subsectors, near term macroeconomic factors and the availability of such stocks at attractive prices. Some representation is typically maintained in each major subsector of the health care sector.


Stocks considered for purchase in the portfolio typically share the following attributes:

         -        The company's business franchise is temporarily mispriced

         -        The company has under-appreciated new product pipelines

         - The company has opportunities due to changes in reimbursement policy (for example, the privatization of health care services abroad)

         - The company is a target of opportunity due to industry consolidation

Stocks will be considered for sale from the portfolio when:

         -        Target prices are achieved

         -        Fundamental expectations are not met

         -        A company's prospects become less appealing

Wellington Management seeks companies with attractive entry valuations, defined as those stocks where the price is not already fully exploited by other investors. Accordingly, Wellington Management seeks to be early, not late, in recognizing opportunity.

The portfolio will be relatively focused both with regard to position size and the industries comprising the health care sector. The fund may invest in securities of companies of any size capitalization. The portfolio will be close to fully invested; cash balances normally will not exceed 10% of total assets.

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. Because the fund invests in small, medium and large companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Stocks of small or mid-sized companies may be more risky than stocks of larger companies.

These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer from isolated business setbacks. You could lose money as a result of your investment.


The fund's investments are focused in the industries comprising the health care sector, including pharmaceuticals, medical products and health services. This means that the fund may have greater market fluctuation and price volatility than a fund that is not so focused. Financial, business and economic factors may have a greater impact on a fund of this kind than on a broadly diversified fund. Similarly, because the fund is non-diversified and therefore may take larger positions in individual issuers than other mutual funds, it is subject to greater financial risk than a fund that maintains a more broadly diversified portfolio.


Health care products and services are generally subject to government regulation, and changes in laws or regulations could adversely impact the market value of securities and the fund's overall performance. Government regulation could have a significant, adverse impact on the price and availability of a company's products and services. Lawsuits and regulatory proceedings which may be brought against the issuers of securities could also adversely impact the market value of securities and the fund's overall performance. Companies in which the fund may invest can be significantly affected by, among other things, patent considerations, intense competition and rapid technological change and obsolescence.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Wellington Management's investment strategy will influence performance significantly. If Wellington's stock selection strategy doesn't perform as expected, the fund could underperform its peers or lose money.

The fund may trade securities actively, which could increase its transaction costs (thus affecting performance) and may increase your taxable distributions.


PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart figures and average annual total return figures do not include the effect of sales charges as no sales charges are applicable to Class Y shares.



The table shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.



All figures assume that all dividends and distributions were reinvested (in the case of after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.



CLASS Y TOTAL RETURNS
BY CALENDAR YEAR






2001             2.21%
2002           -17.02%



    During the period shown in the bar chart, the highest quarterly return was 11.14% (2nd quarter, 2001) and the lowest quarterly return was -14.77% (2nd quarter, 2002)

AVERAGE ANNUAL TOTAL RETURNS
FOR PERIODS ENDING 12/31/2002


                                              LIFE OF FUND
                                   1 YEAR    (SINCE 5/1/00)
Class Y Return Before Taxes        -17.02%       8.94%
Class Y Return After               -17.58%       7.75%
Taxes on Distributions
Class Y Return After Taxes         -10.20%       6.79%
on Distributions and Sale
of Fund Shares
S&P 500 Index (reflects no         -22.10%     -15.94%(1)
deduction for fees, expenses
or taxes)
Goldman Sachs Health Care          -21.03%      -4.27%(1)
Index (reflects no deduction
for fees, expenses or taxes)


INDICES: The S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks. You cannot invest directly in an index.

The Goldman Sachs Health Care Index is a modified capitalization-weighted index based on United States headquartered health care companies. Stocks in the index are weighted such that each stock is no more than 7.5% of the market capitalization as of the most recent reconstitution date. The companies included in the index must be common stocks and be traded on the American Stock Exchange, Nasdaq or the New York Stock Exchange and meet certain established market capitalization levels. You cannot invest directly in an index.

(1) Return is from 4/30/2000 - 12/31/2002.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                                            CLASS Y
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load)                               None
   Maximum deferred sales charge (load)                      None
   Exchange fees                                             None
ANNUAL OPERATING EXPENSES

   (expenses that are deducted from the fund's assets)
   Management fees                                           1.00%
   Distribution and service (12b-1) fees                     None
   Other expenses                                            0.17%
                                                            -------
   Total annual operating expenses(1)                        1.17%
                                                            -------


(1) HIFSCO has voluntarily agreed to limit the total operating expenses of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to not more than 1.20%. This policy may be discontinued at any time.

EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class Y shares you would have the same expenses whether or not you redeemed your shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


EXPENSES (WITH OR WITHOUT REDEMPTION)    CLASS Y
Year 1                                   $   119
Year 3                                   $   372
Year 5                                   $   644
Year 10                                  $ 1,420

THE HARTFORD GLOBAL LEADERS FUND

INVESTMENT GOAL.  The Hartford Global Leaders Fund seeks growth of capital.

PRINCIPAL INVESTMENT STRATEGY. The fund seeks its goal by investing primarily in stocks issued by companies worldwide. The fund invests primarily in a diversified portfolio of common stocks covering a broad range of countries, industries and companies. Securities in which the fund invests are denominated in both U.S. dollars and foreign currencies and may trade in both U.S. and foreign markets.

Under normal market and economic conditions, the fund invests at least 65% of its total assets in common stocks of high-quality growth companies worldwide. These companies must, in the opinion of Wellington Management, be leaders in their respective industries as indicated by an established market presence and strong global, regional or country competitive positions. Under normal market and economic conditions, the fund will diversify its investments in securities of issuers among at least five countries, which may include the United States. There are no limits on the amount of the fund's assets that may be invested in each country. The fund may invest in a broad range of market capitalizations, but tends to focus on large capitalization companies with market capitalizations similar to those of companies in the S&P 500 Index.

The fund uses a two-tiered investment strategy:

         - Using what is sometimes referred to as a "top down" approach, Wellington Management analyzes the global macro-economic and investment environments. This includes an evaluation of U.S. and non-U.S. economic and political conditions, fiscal and monetary policies, demographic trends and investor sentiment. Through top down analysis, Wellington Management anticipates trends and changes in the markets and economy to identify companies which offer significant potential for capital appreciation given current and projected global and local economic and market conditions.

         - Top down analysis is followed by what is sometimes referred to as a "bottom up" approach, which is the use of fundamental analysis to identify specific securities for purchase or sale. Fundamental analysis involves the assessment of a company through such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends and other related measures or indicators of value.

The fund emphasizes high-quality growth companies. The key characteristics of high-quality growth companies include a strong balance sheet, a high return on equity, a strong management team, and attractive relative value within the context of the global marketplace or a security's primary trading market.

For its most recent fiscal year, the fund's annual portfolio turnover rate exceeded 300%.

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. You could lose money as a result of your investment.

If Wellington Management incorrectly assesses a company's prospects for growth, or if its judgment about how other investors will value the company's growth is wrong, then the price of the company's stock may decrease, or it may not increase to the level that Wellington Management had anticipated.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Wellington Management's investment strategy will influence performance significantly. Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on small- or medium-capitalization stocks. If the fund invests in countries or regions that experience economic downturns, performance could suffer. Similarly, if certain investments or industries don't perform as expected, or if Wellington's stock selection strategy doesn't perform as expected, the fund could underperform its peers or lose money.

The fund trades securities very actively, which increases its transaction costs (thus affecting performance) and may increase your taxable distributions.

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart year-by-year and average annual total return figures do not include the effect of sales charges as no sales charge is applicable to the Class Y shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.

CLASS Y TOTAL RETURNS
BY CALENDAR YEAR


1999                48.39%
2000                -6.84%
2001               -16.91%
2002               -20.03%



    During the periods shown in the bar chart, the highest quarterly return was 32.04% (4th quarter, 1999) and the lowest quarterly return was -19.86% (3rd quarter, 2002)


AVERAGE ANNUAL TOTAL RETURNS
FOR PERIODS ENDING 12/31/2002


                                             (LIFE OF FUND
                                  1 YEAR     SINCE 9/30/98)
Class Y Return Before Taxes       -20.03%         4.37%
Class Y Return After              -20.03%         3.89%
Taxes on Distributions
Class Y Return After              -12.30%         3.35%
Taxes on Distributions
and Sale of Fund Shares
Morgan Stanley Capital            -19.55%        -2.94%
International World
Index (reflects no
deduction for fees,

 expenses or taxes)


INDEX: The Morgan Stanley Capital International World Index is a broad based unmanaged market capitalization weighted total return index which measures the performance of 23 developed-country global stock markets, including the United States, Canada, Europe, Australia, New Zealand and the Far East. You cannot invest directly in an index.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                                                   CLASS Y
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) as a percentage of offering price    None
   Maximum deferred sales charge (load)                             None
   Exchange fees                                                    None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)

   Management fees                                                  0.85%
   Distribution and service (12b-1) fees                            None
   Other expenses                                                   0.15%
   Total annual operating expenses(1)                               1.00%


(1) HIFSCO has voluntarily agreed to limit the total operating expenses of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to not more than 1.20%. This policy may be discontinued at any time.

EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class Y shares you would have the same expenses whether or not you redeemed your shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


EXPENSES (WITH OR WITHOUT REDEMPTION)    CLASS Y
Year 1                                   $   102
Year 3                                   $   318
Year 5                                   $   552
Year 10                                  $ 1,225

THE HARTFORD GLOBAL TECHNOLOGY FUND

INVESTMENT GOAL. The Hartford Global Technology Fund seeks long-term capital appreciation.


PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 80% of its assets in the equity securities of technology-related companies worldwide. The fund takes a broad approach to investing in the technology sector. It may invest in technology-related companies, including companies in the computer software, computer hardware, semiconductors and equipment, communications equipment, internet, and emerging technology-related subsectors. The fund will invest in securities of issuers in at least three countries, one of which may be the United States; however the fund has no limit on the amount of assets that must be invested in each country.


The focus of the fund's investment process is stock selection through fundamental analysis. The fund's approach to investing in the technology sector is based on analyzing the competitive outlook for various subsectors of the technology sector, identifying those subsectors likely to benefit from the current and expected future environment and identifying individual opportunities.

Wellington Management's evaluation of technology companies rests on its solid knowledge of the overall competitive environment, including supply and demand characteristics, secular trends, existing product evaluations and new product developments within the technology sector. Fundamental research is focused on direct contact with company management, suppliers and competitors.

Subsector allocation within the portfolio reflects Wellington Management's opinion of the relative attractiveness of stocks within the subsectors of the technology sector, near term macroeconomic events that may detract or enhance the subsector's attractiveness and the number of underdeveloped opportunities in each subsector. Opportunities dictate the magnitude and frequency of changes in asset allocation across the major subsectors of the technology sector. Some representation is typically maintained in each major subsector of the technology sector.

Stocks considered for purchase in the portfolio typically share the following attributes:

         -        A positive change in operating results is anticipated

         -        Unrecognized or undervalued capabilities are present

         - The quality of management indicates that these factors will be converted to shareholder value

Stocks will be considered for sale from the portfolio when:

         -        Target prices are achieved

         - Earnings and/or return expectations are reduced due to fundamental changes in the company's operating outlook

         -        More attractive value in a comparable company is available.

The portfolio will be relatively focused both with regard to position size and the industries comprising the technology sector. The fund may invest in securities of companies of any size capitalization. The portfolio will be close to fully invested; cash balances normally will not exceed 10% of total assets.

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. Because the fund invests in small, medium and large companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Stocks of small or mid-sized companies may be more risky than stocks of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer from isolated business setbacks. You could lose money as a result of your investment.


The fund's investments are focused in the industries comprising the technology sector, including computers and computer equipment, software and computer services, electronics, and communication equipment. This means that the fund may have greater market fluctuation and price volatility than a fund that is not so focused. Financial, business and economic factors may have a greater impact on a fund of this kind than on a broadly diversified fund. Similarly, because the fund is non-diversified and therefore may take larger positions in individual issuers than other mutual funds, it is subject to greater financial risk than a fund that maintains a more broadly diversified portfolio.


Competition in the sector may cause technology companies to cut prices significantly, which can adversely affect the profitability of companies that make up the fund's portfolio. In addition, because of rapid technological developments, products or services which are offered by technology companies may become obsolete or may be produced for a relatively short time, which could adversely affect the price of the issuers' securities. This means that the fund's returns may be more volatile than the returns of a fund which is not subject to these risk factors.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Wellington Management's investment strategy will influence performance significantly. If Wellington's stock selection strategy doesn't perform as expected, the fund could underperform its peers or lose money.

The fund may trade securities actively, which could increase its transaction costs (thus affecting performance) and may increase your taxable distributions.

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart figures and average annual total return figures do not include the effect of sales charges as no sales charges are applicable to Class Y shares.


The table shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.



CLASS Y TOTAL RETURNS
BY CALENDAR YEAR






2001                -22.36%
2002                -38.13%



    During the period shown in the bar chart, the highest quarterly return was 40.46%% (4th quarter, 2001) and the lowest quarterly return was -38.28% (3rd quarter, 2001)


AVERAGE ANNUAL TOTAL RETURNS
FOR PERIODS ENDING 12/31/2002


                                             LIFE OF FUND
                                  1 YEAR    (SINCE 5/1/00)
Class Y Return Before Taxes       -38.13%     -36.07%
Class Y Return After              -38.13%     -36.23%
Taxes on Distributions
Class Y Return After              -23.41%     -26.38%
Taxes on Distributions

and Sale of Fund Shares
S&P 500 Index                     -22.10%     -15.94%(1)
(reflects no deduction
for fees, expenses or taxes)
Goldman Sachs Technology          -30.09%     -37.14%(1)
Composite Index (reflects no
deduction for fees, expenses
or taxes)


INDICES: The S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks. You cannot invest directly in an index.

The Goldman Sachs Technology Composite Index is a modified capitalization-weighted index based on United States-headquartered technology companies. Stocks in the index are weighted such that each stock is no more than 8.5% of the market capitalization as of the most recent reconstitution date. The companies included in the index must be common stocks and traded on the American Stock Exchange, Nasdaq or the New York Stock Exchange and meet certain established market capitalization levels. You cannot invest directly in an index.

(1) Return is from 4/30/2000 - 12/31/2002.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                                            CLASS Y
SHAREHOLDER FEES
    (fees paid directly from your investment)
    Maximum sales charge (load)                              None
    Maximum deferred sales charge (load)                     None
    Exchange fees                                            None
ANNUAL OPERATING EXPENSES

   (expenses that are deducted from the fund's assets)
    Management fees                                          1.00%
    Distribution and service (12b-1) fees                    None
    Other expenses                                           0.15%
    Total annual operating expenses(1)                       1.15%


(1) HIFSCO has voluntarily agreed to limit the total operating expenses of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to not more than 1.20%. This policy may be discontinued at any time.

EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class Y shares you would have the same expenses whether or not you redeemed your shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


EXPENSES (WITH OR WITHOUT REDEMPTION)       CLASS Y
Year 1                                      $   117
Year 3                                      $   365
Year 5                                      $   633
Year 10                                     $ 1,398

THE HARTFORD GROWTH AND INCOME FUND



INVESTMENT GOAL. The Hartford Growth and Income Fund seeks growth of capital and current income.



PRINCIPAL INVESTMENT STRATEGY. The fund invests primarily in a diversified portfolio of common stocks that typically have steady or rising dividends and whose prospects for capital appreciation are considered favorable by Wellington Management. The fund may invest in a broad range of market capitalizations, but tends to focus on large capitalization companies with market capitalizations similar to those of companies in the S&P 500 Index. The fund's portfolio is broadly diversified by industry and company. The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities.


Wellington Management uses fundamental analysis to evaluate a security for purchase or sale by the fund. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends and other related measures or indicators of value.

Wellington Management then complements its fundamental research with an internally-developed analytical approach. This analytical approach consists of both valuation and timeliness measures. Valuation factors focus on future dividend growth and cash flow to determine the relative attractiveness of different stocks in different industries. Timeliness focuses on stocks with favorable earnings and stock price momentum to assess the appropriate time for purchase.


MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. You could lose money as a result of your investment.


Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Wellington Management's investment strategy will influence performance significantly. Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on small- or medium-capitalization stocks. Similarly, if Wellington's stock selection strategy doesn't perform as expected, the fund could underperform its peers or lose money.

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart year-by-year and average annual total return figures do not include the effect of sales charges as no sales charge is applicable to the Class Y shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.

CLASS Y TOTAL RETURNS
BY CALENDAR YEAR

1999                 21.45%
2000                 -6.15%
2001                 -8.08%
2002                -24.60%



    During the periods shown in the bar chart, the highest quarterly return was 15.51% (4th quarter, 1999) and the lowest quarterly return was -16.46% (3rd quarter, 2002)


AVERAGE ANNUAL TOTAL RETURNS
FOR PERIODS ENDING 12/31/2002


                                             LIFE OF FUND
                                   1 YEAR   (SINCE 4/30/98)
Class Y Return Before Taxes        -24.60%      -2.00%
Class Y Return After Taxes         -24.60%      -2.41%
on Distributions
Class Y Return After Taxes         -15.11%      -1.67%
on Distributions and Sale
of Fund Shares
S&P 500 Index (reflects no         -22.10%      -3.56%
deduction for fees,
expenses or taxes)


INDEX: The S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks. You cannot invest directly in an index.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                                                   CLASS Y
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) as a percentage of offering price    None
   Maximum deferred sales charge (load)                             None
   Exchange fees                                                    None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees                                                  0.80%
   Distribution and service (12b-1) fees                            None
   Other expenses                                                   0.13%
   Total annual operating expenses(1)                               0.93%


(1) HIFSCO has voluntarily agreed to limit the total operating expenses of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to not more than 1.00%. This policy may be discontinued at any time.

EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class Y shares you would have the same expenses whether or not you redeemed your shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


EXPENSES (WITH OR WITHOUT REDEMPTION)    CLASS Y
Year 1                                   $    95
Year 3                                   $   296
Year 5                                   $   515
Year 10                                  $ 1,143

THE HARTFORD GROWTH FUND

INVESTMENT GOAL.  The Hartford Growth Fund seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 65% of its total assets in equity securities of growth companies. The key characteristics of growth companies favored by the fund include a leadership position within the industry, a strong balance sheet, a high return on equity, accelerating earnings, growth in earnings per share, unrecognized or undervalued assets and a strong management team. The fund may invest in companies with a broad range of market capitalizations, but tends to focus on large capitalization companies with market capitalizations similar to those of companies in the S&P 500 Index. The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities.

The fund uses a two-tiered investment strategy:

         - Using what is sometimes referred to as a "top down" approach, Wellington Management analyzes the general economic and investment environment. This includes an evaluation of economic conditions, U.S. fiscal and monetary policy, demographic trends and investor sentiment. Through this top down analysis, Wellington Management anticipates trends and changes in various markets and in the economy overall and identifies industries and sectors that are expected to outperform.


         - Concurrent with top down analysis, Wellington Management utilizes what is sometimes referred to as a "bottom up" approach, which is the use of fundamental analysis to identify specific securities for purchase or sale. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends and other related measures or indicators of value.


MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. You could lose money as a result of your investment.

If Wellington Management incorrectly assesses a company's prospects for growth, or if its judgment about how other investors will value the company's growth is wrong, then the price of the company's stock may decrease, or it may not increase to the level that Wellington had anticipated.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Wellington Management's investment strategy will influence performance significantly. Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on small- or medium-capitalization stocks. Similarly, if Wellington's stock selection strategy does not perform as expected, the fund could underperform its peers or lose money.

The fund may trade securities actively, which could increase its transaction costs (thus affecting performance) and may increase your taxable distributions.

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. Because Class Y shares were not offered prior to February 19, 2002, performance history prior to that date is based upon that of the fund's Class L shares, which are offered through another prospectus. Although Class Y share returns would have been substantially similar to those shown for Class L because all of the fund's shares are invested in the same portfolio of securities, the actual returns of the Class Y shares would have been higher than the annual returns shown for the fund's Class L shares because of differences in the expenses borne by each class of shares. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. Returns in the bar chart and table do not include the effect of sales charges. No sales charge is applicable to Class Y shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. The following information includes the fund's performance when it was managed by a previous investment adviser.

TOTAL RETURNS BY CALENDAR YEAR(1)





1993             2.79%
1994             2.53%
1995             21.57%
1996             18.56%
1997             23.80%
1998             29.63%
1999             34.67%
2000             -4.95%
2001            -14.60%
2002            -24.46%


(1) Class Y shares commenced operations on February 19, 2002. Performance prior to that date is that of the fund's Class L shares, which have different expenses.


    During the periods shown in the bar chart, the highest quarterly return was 29.80% (4th quarter, 1999) and the lowest quarterly return was -19.01% (3rd quarter, 2001)


AVERAGE ANNUAL TOTAL RETURNS
FOR PERIODS ENDING 12/31/2002


                               1 year     5 years    10 years
Class Y Return Before          -24.46%      1.37%      7.25%
Taxes(1)
Class Y Return After           -24.46%     -1.58%      4.57%
Taxes on Distributions(1)
Class Y Return After           -15.02%      1.22%      5.74%
Taxes on Distributions
and Sale of Fund Shares(1)
Russell 1000 Growth            -27.89%     -3.84%      6.71%
Index (reflects no
deduction for fees,
expenses or taxes)


INDEX: The Russell 1000 Growth Index is an unmanaged index which measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. (The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which measures the performance of the 3,000 largest U.S. companies based on total market capitalization.) You cannot invest directly in an index.

(1) Class Y shares commenced operations on February 19, 2002. Class Y share performance prior to February 19, 2002 reflects Class L share performance and operating expenses, adjusted to reflect the fact that Class Y has no sales charges.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                                                  CLASS Y
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) as a percentage of offering price    None
   Maximum deferred sales charge (load)                             None
   Exchange fees                                                    None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees                                                  0.81%
   Distribution and service (12b-1) fees                            None
   Other expenses                                                   0.09%
                                                                  -------
   Total annual operating expenses(1)                               0.90%
                                                                  -------


(1) HIFSCO has voluntarily agreed to limit the total operating expenses of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to not more than 1.00%. This policy may be discontinued at any time.

EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class Y shares you would have the same expenses whether or not you redeemed your shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


EXPENSES (WITH OR WITHOUT REDEMPTION)     CLASS Y
Year 1                                    $    92
Year 3                                    $   287
Year 5                                    $   498
Year 10                                   $ 1,108

THE HARTFORD GROWTH OPPORTUNITIES FUND

INVESTMENT GOAL. The Hartford Growth Opportunities Fund seeks short- and long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests primarily in a diversified portfolio of common stocks covering a broad range of industries, companies and market capitalizations that Wellington Management believes have superior growth potential. The fund may invest up to 20% of its total assets in foreign issuers and non-dollar securities.

Wellington Management uses fundamental analysis to identify high quality growth companies for purchase or sale by the fund. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends and other related measures or indicators of value.

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. Because the fund invests in small, medium and large companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Stocks of small or mid-sized companies may be more risky than stocks of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer from isolated business setbacks. You could lose money as a result of your investment.

If Wellington Management incorrectly assesses a company's prospects for growth, or if its judgment about how other investors will value the company's growth is wrong, then the price of the company's stock may decrease, or it may not increase to the level that Wellington had anticipated.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Wellington Management's investment strategy will influence performance significantly. If Wellington's stock selection strategy does not perform as expected, the fund could underperform its peers or lose money.

The fund may trade securities actively, which could increase its transaction costs (thus affecting performance) and may increase your taxable distributions.

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. Because Class Y shares were not offered prior to February 19, 2002, performance history prior to that date is based upon that of the fund's Class L shares, which are offered through another prospectus. Although Class Y share returns would have been substantially similar to those shown for Class L because all of the fund's shares are invested in the same portfolio of securities, the actual returns of the Class Y shares would have been higher than the annual returns shown for the fund's Class L shares because of differences in the expenses borne by each class of shares. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. Returns in the bar chart and table do not include the effect of sales charges. No sales charge is applicable to Class Y shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. The following information includes the fund's performance when it was managed by a previous investment adviser.

TOTAL RETURNS
BY CALENDAR YEAR(1)


1993                10.37%
1994                -8.20%
1995                25.49%
1996                17.18%
1997                13.74%
1998                18.97%
1999                53.67%
2000                 3.47%
2001               -24.11%
2002               -28.21%





(1) Class Y shares commenced operations on February 19, 2002. Performance prior to that date is that of the fund's Class L shares, which have different expenses.


    During the periods shown in the bar chart, the highest quarterly return was 43.93% (4th quarter, 1999) and the lowest quarterly return was -23.93% (1st quarter, 2001)


AVERAGE ANNUAL TOTAL RETURNS
FOR PERIODS ENDING 12/31/2002


                                    1 YEAR      5 YEARS     10 YEARS
Class Y Return Before Taxes(1)      -28.21%      0.61%       5.74%
Class Y Return After                -28.21%      2.72%       2.26%
Taxes on Distributions(1)
Class Y Return After                -19.88%      0.83%       4.66%
Taxes on Distributions
and Sale of Fund Shares(1)
Russell 3000 Growth Index           -28.04%      -4.11%      6.30%
(reflects no deduction
for fees, expenses or taxes)


INDEX: The Russell 3000 Growth Index is an unmanaged index that measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. (The Russell 3000 Index is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization.) You cannot invest directly in an index.

(1) Class Y shares commenced operations on February 19, 2002. Class Y share performance prior to February 19, 2002 reflects Class L share performance and operating expenses, adjusted to reflect the fact that Class Y has no sales charges.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                                                 CLASS Y
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) as a percentage of offering price    None
   Maximum deferred sales charge (load)                             None
   Exchange fees                                                    None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees                                                  0.77%
   Distribution and service (12b-1) fees                            None
   Other expenses                                                   0.12%
                                                                    ----
   Total annual operating expenses(1)                               0.89%
                                                                    ----

(1) HIFSCO has voluntarily agreed to limit the total operating expenses of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to not more than 1.00%. This policy may be discontinued at any time.

EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class Y shares you would have the same expenses whether or not you redeemed your shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


EXPENSES (WITH OR WITHOUT REDEMPTION)    CLASS Y
Year 1                                   $    91
Year 3                                   $   284
Year 5                                   $   493
Year 10                                  $ 1,096

THE HARTFORD HIGH YIELD FUND

INVESTMENT GOAL. The Hartford High Yield Fund seeks high current income. Growth of capital is a secondary objective.

PRINCIPAL INVESTMENT STRATEGY. The fund normally invests at least 80%, and may invest up to 100%, of its assets in non-investment grade debt securities (securities rated "Ba" or lower by Moody's or "BB" or lower by S&P, or securities which, if unrated, are determined by HIMCO to be of comparable quality). Debt securities rated below investment grade are commonly referred to as "high yield-high risk securities" or "junk bonds". The fund will invest no more than 10% of its total assets in securities rated below "B3" by Moody's or "B-" by S&P, or, if unrated, determined to be of comparable quality by HIMCO. The fund may invest in bonds of any maturity although the fund tends to have an average maturity within the intermediate-term range, which is typically defined as between approximately 5 to 10 years.

The fund may invest up to 15% of its total assets in preferred stocks, convertible securities, and securities carrying warrants to purchase equity securities. The fund will not invest in common stocks directly, but may retain, for reasonable periods of time, common stocks acquired upon conversion of debt securities or upon exercise of warrants acquired with debt securities. The fund may invest up to 30% of its total assets in securities of foreign issuers and up to 10% of its total assets in non-dollar securities.

To achieve its goal of high current income, HIMCO uses what is sometimes referred to as a top-down analysis to determine which industries may benefit from current and future changes in the economy. HIMCO then selects individual securities within selected industries that appear from a yield perspective to be attractive. HIMCO assesses such factors as the company's business environment, balance sheet, income statement, anticipated earnings and management team.

The fund seeks its secondary goal of capital growth, when consistent with its primary objective of high current income, by investing in securities that HIMCO expects to appreciate in value as a result of declines in long-term interest rates or favorable developments affecting the business or prospects of the issuer which may improve the issuer's financial condition and credit rating.

MAIN RISKS. The major factors affecting this fund's performance are interest rate and credit risk. When interest rates rise, bond prices fall; generally the longer a bond's maturity, the more sensitive it is to this risk. You could lose money as a result of your investment.

Credit risk depends largely on the perceived financial health of bond issuers. In general, lower-rated bonds have higher credit risks. High yield bond prices can fall on bad news about the economy, an industry or a company. Share price, yield and total return may fluctuate more than with less aggressive bond funds.

The fund could lose money if any bonds it owns are downgraded in credit rating or go into default. If certain industries or investments don't perform as HIMCO expects, the fund could underperform its peers or lose money.

The fund is subject to income risk, which is the potential for a decline in the fund's income due to falling interest rates.

The fund is subject to the possibility that, under certain circumstances, especially during periods of falling interest rates, a bond issuer will "call" -- or repay -- its bonds before their maturity date. The fund may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

High yield bonds and foreign securities may make the fund more sensitive to market or economic shifts in the U.S. and abroad.

In some circumstances the fund's investments could become harder to value.

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart year-by-year and average annual total return figures do not include the effect of sales charges as no sales charge is applicable to the Class Y shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.

CLASS Y TOTAL RETURNS
BY CALENDAR YEAR





1999          3.98%
2000          1.04%
2001          3.27%
2002          -7.51%



    During the periods shown in the bar chart, the highest quarterly return was 7.68% (4th quarter, 2002) and the lowest quarterly return was -5.85% (3rd quarter, 2002)


AVERAGE ANNUAL TOTAL RETURNS
FOR PERIODS ENDING 12/31/2002


                                                  LIFE OF FUND
                                1 YEAR          (SINCE 9/30/98)
Class Y Return Before Taxes     -7.51%             0.90%
Class Y Return After            -11.25%           -2.60%
Taxes on Distributions
Class Y Return After            -4.63%            -0.91%
Taxes on Distributions
and Sale of Fund Shares
Lehman Brothers High            -1.40%            -1.22%
Yield Corporate Index
(reflects no deduction
for fees, expenses or taxes)



INDEX: The Lehman Brothers High Yield Corporate Index is an unmanaged broad-based market-value-weighted index that tracks the total return performance of non-investment grade, fixed-rate, publicly placed, dollar denominated and nonconvertible debt registered with the Securities and Exchange Commission ("SEC"). You cannot invest directly in an index.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                                                   CLASS Y
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) as a percentage of offering price    None
   Maximum deferred sales charge (load)                             None
   Exchange fees                                                    None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees                                                  0.75%
   Distribution and service (12b-1) fees                            None
   Other expenses                                                   0.09%
                                                                    ----
   Total annual operating expenses(1)                               0.84%
                                                                    ----


(1) HIFSCO has voluntarily agreed to limit the total operating expenses of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to not more than 0.95%. This policy may be discontinued at any time.

EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class Y shares you would have the same expenses whether or not you redeemed your shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


Expenses (with or without redemption)    Class Y
Year  1                                  $    86
Year  3                                  $   268
Year  5                                  $   466
Year 10                                  $ 1,037

THE HARTFORD INCOME FUND

INVESTMENT GOAL. The Hartford Income Fund seeks to provide a high level of current income. Capital appreciation is a secondary objective.

PRINCIPAL INVESTMENT STRATEGY. The fund seeks its goal through investment in a diversified portfolio consisting predominantly of marketable debt securities. The fund invests, under normal circumstances, at least 60% of its total assets in securities of "investment grade" quality. This means securities that are rated at the time of purchase within the four highest categories assigned by Moody's ("Aaa", "Aa", "A" or "Baa") or S&P ("AAA", "AA", "A" or "BBB") or are unrated securities that are judged by HIMCO to be of comparable quality to securities rated within these four highest categories. The fund may invest up to 40% of its total assets in non-investment grade debt securities (securities rated "Ba" or lower by Moody's or "BB" or lower by S&P, or securities which, if unrated, are determined by HIMCO to be of comparable quality). Debt securities rated below investment grade are commonly referred to as "junk bonds".

The fund may invest up to 25% of its total assets in securities of foreign issuers and non-dollar securities and 10% of its total assets in issues purchased as defaulted securities. The fund may utilize derivatives to manage portfolio risk and to replicate securities the fund could buy that are not currently available in the market.

Bonds in which the fund invests include (1) securities issued or guaranteed as to principal or interest by the U.S. Government, its agencies or instrumentalities; (2) non-convertible debt securities issued or guaranteed by U.S. corporations or other issuers (including foreign issuers); (3) asset-backed and mortgage-related securities, including collateralized mortgage obligations;
(4) securities issued or guaranteed as to principal or interest by a foreign issuer, including supranational entities such as development banks, non-U.S. corporations, banks or bank holding companies, or other foreign issuers; and (5) commercial mortgage-backed securities.

The fund invests at least 65% of its total assets in debt securities with a maturity of at least one year. Although the fund does not have a maximum maturity term restriction, the fund tends to have a dollar-weighted average maturity between approximately 3 to 30 years.

HIMCO uses what is sometimes referred to as a top-down analysis to determine which sectors or industries may benefit or be harmed from current and future changes in the economy. HIMCO then selects individual securities to buy or sell from selected sectors and industries that, from a yield perspective, appear either attractive or unattractive. For individual securities, HIMCO assesses such factors as a company's business environment, balance sheet, income statement, anticipated earnings and management team, and security structure.

The fund may provide capital appreciation if one or more of its holdings increases in market value due to events such as fundamental improvement in business, increased demand for the security or as a benefit due to falling interest rates.

The annual portfolio turnover rate is expected to be greater than 100%.

MAIN RISKS. The major factors affecting this fund's performance are interest rate risk and credit risk. When interest rates rise, bond prices fall; generally, the longer a bond's maturity, the more sensitive it is to this risk. You could lose money as a result of your investment.

Credit risk depends largely on the perceived financial health of bond issuers. In general, lower-rated bonds have higher credit risks. High yield bond prices can fall on bad news about the economy, an industry or a company. The fund could lose money if any bonds it owns are downgraded in credit rating or go into default.

The fund is subject to income risk, which is the potential for a decline in the fund's income due to falling interest rates.

The fund is subject to the possibility that, under certain circumstances, especially during periods of falling interest rates, a bond issuer will "call" -- or repay -- its bonds before their maturity date. The fund may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

High yield bonds and foreign securities may make the fund more sensitive to market or economic shifts in the U.S. and abroad.

Because the fund may invest in mortgage-related and asset-backed securities, it is subject to prepayment risk and extension risk. Similar to call risk, prepayment risk is the risk that falling interest rates could cause faster than expected prepayments of the mortgages and loans underlying the fund's mortgage-related and asset-backed securities. These prepayments pass through to the fund, which must reinvest them at a time when interest rates on new mortgage-related and asset-backed investments are falling, reducing the fund's income. Extension risk is the risk that rising interest rates could cause mortgage and loan prepayments to slow, which could increase the interest rate sensitivity of the fund's mortgage-related and asset-backed securities.

Successful use of derivative instruments by the fund, whether for managing portfolio risk or for other investment purposes, depends on the sub-adviser's ability to forecast correctly the direction of market movements. The fund's performance could be worse than if it had not used these instruments if the sub-adviser's judgment proves incorrect. In addition, in the case of utilizing derivatives to manage portfolio risk, even if the sub-adviser's judgment is correct, there may be an imperfect correlation between the price of the derivative instruments and the financial instrument(s) or asset(s) being hedged.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

The fund may trade securities actively, which could increase its transaction costs (thus affecting performance) and may increase your taxable distributions.


PAST PERFORMANCE. Because Class Y shares of the fund have not yet commenced operations, no performance history has been provided.


YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                                                   CLASS Y
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) as a percentage of offering price    None
   Maximum deferred sales charge (load)                             None
   Exchange fees                                                    None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees                                                  0.60%
   Distribution and service (12b-1) fees                            None
   Other expenses(1)                                                0.16%
                                                                    ----
   Total annual operating expenses(2)                               0.76%
                                                                    ----


     (1) Estimated.

     (2) HIFSCO has voluntarily agreed to limit the total operating expenses of the Class Y shares of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to 0.70%. This policy may be discontinued at any time.

EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class Y shares you would have the same expenses whether or not you redeemed your shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


EXPENSES (WITH OR WITHOUT REDEMPTION)   CLASS Y
Year 1                                   $  78
Year 3                                   $ 243

THE HARTFORD INFLATION PLUS FUND

INVESTMENT GOAL. The Hartford Inflation Plus Fund seeks a total return that exceeds the rate of inflation over an economic cycle.

PRINCIPAL INVESTMENT STRATEGY. The fund pursues its objective by investing, under normal circumstances, at least 65% of its net assets in inflation-protected debt securities of all types. The fund will invest primarily in U.S. dollar-denominated inflation-protected debt securities issued by the U.S. Treasury, but may also invest in inflation-protected debt securities issued by U.S. Government agencies and instrumentalities other than the U.S. Treasury and by other entities such as corporations and foreign governments. Inflation-protected debt securities are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of inflation-protected debt securities will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to the smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-protected debt securities. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

The fund invests, under normal circumstances, at least 80% of its net assets in securities of "investment grade" quality. This means securities that are rated at the time of purchase within the four highest categories assigned by Moody's ("Aaa", "Aa", "A" or "Baa") or S&P ("AAA", "AA", "A" or "BBB") or are unrated securities that are judged by HIMCO to be of comparable quality to securities rated within these four highest categories. The fund may invest up to 20% of its net assets in non-investment grade debt securities (securities rated "Ba" or lower by Moody's or "BB" or lower by S&P, or securities which, if unrated, are determined by HIMCO to be of comparable quality). Debt securities rated below investment grade are commonly referred to as "junk bonds".

The fund will opportunistically invest up to 35% of its net assets in other sectors, including, but not limited to, nominal treasury securities, corporate bonds, asset-backed securities, mortgage-related securities and commercial mortgage-backed securities. The fund may invest up to 40% of its net assets in securities of foreign issuers and non-dollar securities, including inflation-protected securities of foreign issuers. Such inflation-protected securities of foreign issuers are generally indexed to the inflation rates in their respective economies. The fund may also utilize securities lending arrangements and reverse repurchase transactions. The fund may utilize derivatives to manage portfolio risk and to replicate securities the fund could buy but that are not currently available in the market.

There is no limit on the maturity of debt securities held by the fund or the average maturity of the fund's portfolio.

HIMCO uses what is sometimes referred to as a top-down analysis to determine which sectors may benefit or be harmed from current and future changes in the economy and inflation. HIMCO then selects individual securities to buy or sell from selected issuers that, from a real yield perspective, appear either attractive or unattractive. HIMCO will select issues by assessing such factors as security structure, break even inflation rates, a company's business environment, balance sheet, income statement, anticipated earnings and management team.

The annual portfolio turnover rate is expected to be greater than 100%.

MAIN RISKS. The major factors affecting this fund's performance are interest rate risk and credit risk. When interest rates rise, bond prices fall; generally, the longer a bond's maturity, the more sensitive it is to this risk. You could lose money as a result of your investment.

Credit risk refers to the risk that a security's credit rating could be downgraded, which could affect the value and, potentially, the likelihood of repayment of the fund's securities.

The fund is subject to income risk, which is the potential for a decline in the fund's income due to falling interest rates.

The fund is subject to the possibility that, under certain circumstances, especially during periods of falling interest rates, a bond issuer will "call" -- or repay -- its bonds before their maturity date. The fund may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

Inflation-protected debt securities have a tendency to react to changes in real interest rates. Real interest rates represent nominal (stated) interest rates lowered by the anticipated effect of inflation. In general, the price of an inflation-protected debt security can decrease when real interest rates increase, and can increase when real interest rates decrease. Interest payments on inflation-protected debt securities will fluctuate as the principal and/or interest is adjusted for inflation and can be unpredictable. Any increase in the principal amount of an inflation-protected debt security will be considered taxable ordinary income, even though investors do not receive their principal until maturity.


Because the fund may invest in mortgage-related and asset-backed securities, it is subject to prepayment risk and extension risk. Similar to call risk, prepayment risk is the risk that falling interest rates could cause faster than expected prepayments of the mortgages and loans underlying the fund's mortgage-related and asset-backed securities. These prepayments pass through to the fund, which must reinvest them at a time when interest rates on new mortgage-related and asset-backed investments are falling, reducing the fund's income. Extension risk is the risk that rising interest rates could cause mortgage and loan prepayments to slow, which could increase the interest rate sensitivity of the fund's mortgage-related and asset-backed securities.


Because the fund may engage in securities lending arrangements, the fund is subject to the risk that delays or losses could result if a borrower of portfolio securities becomes bankrupt or defaults on its obligation to return the loaned securities.

Reverse repurchase agreements carry the risk that the market value of the securities which the fund is obligated to repurchase may decline below the repurchase price. A reverse repurchase agreement is viewed as collateralized borrowing by the fund. Borrowing magnifies the potential for gain or loss on the portfolio securities of the fund and, therefore, increases the possibility of fluctuation in the fund's net asset value.

Any U.S. government or other guarantees on portfolio securities do not apply to the market value or current yield of the portfolio's securities or to the value of the fund's shares.

Successful use of derivative instruments by the fund, whether for managing portfolio risk or for other investment purposes, depends on the sub-adviser's ability to forecast correctly the direction of market movements. The fund's performance could be worse than if it had not used these instruments if the sub-adviser's judgment proves incorrect. In addition, in the case of utilizing derivatives to manage portfolio risk, even if the sub-adviser's judgment is correct, there may be an imperfect correlation between the price of the derivative instruments and the financial instrument(s) or asset(s) being hedged.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Because the fund is considered non-diversified and may take larger positions in individual issuers than other mutual funds, the fund may have greater market fluctuation and price volatility than a fund that maintains a more broadly diversified portfolio. An investment in the fund therefore entails substantial market risk.

The fund may trade securities actively, which could increase its transaction costs (thus affecting performance) and may increase your taxable distributions.


PAST PERFORMANCE. Because Class Y shares of the fund have not yet commenced operations, no performance history has been provided.


YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                                                    CLASS Y
SHAREHOLDER FEES
    (fees paid directly from your investment)
    Maximum sales charge (load) as a percentage of offering price    None
    Maximum deferred sales charge (load)                             None
    Exchange fees                                                    None

ANNUAL OPERATING EXPENSES
    (expenses that are deducted from the fund's assets)
    Management fees                                                  0.60%
    Distribution and service (12b-1) fees                            None
    Other expenses(1)                                                0.16%
                                                                     ----
    Total annual operating expenses(2)                               0.76%
                                                                     ----



(1) Estimated. Class Y shares of the fund are not currently being offered.


(2) HIFSCO has voluntarily agreed to limit the total operating expenses of the Class Y shares of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to 0.70%. This policy may be discontinued at any time.

EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class Y shares you would have the same expenses whether or not you redeemed your shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


EXPENSES (WITH OR WITHOUT REDEMPTION)   CLASS Y
Year 1                                   $  78
Year 3                                   $ 243

THE HARTFORD INTERNATIONAL CAPITAL APPRECIATION FUND

INVESTMENT GOAL. The Hartford International Capital Appreciation Fund seeks capital appreciation.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 65% of its assets in equity securities of foreign issuers, including non-dollar securities. Under normal circumstances, the fund diversifies its investments among at least five countries. Although some consideration is given to ensuring country diversification, allocation of investments among countries is primarily the result of sector and security selection. The fund may invest up to 25% of its total assets in securities of issuers in countries with emerging economies or emerging securities markets.

The fund's investment strategy is to invest in high quality growth companies in various sectors around the world. The fund's investment approach is two-tiered:
"top-down" analysis and "bottom-up" security selection. In a "top down" analysis, economic data is examined to identify sectors and industries that are expected to grow faster than average over the next twelve to eighteen months. In addition, long-term, broad themes are identified that are based on demographic trends, technological changes, and political and social developments around the world. Through "bottom-up" security selection, the portfolio manager identifies high quality, large capitalization and mid capitalization growth companies. Large capitalization companies are defined by the fund as companies with market capitalizations above $10 billion. Mid capitalization companies are defined by the fund as companies with market capitalizations between $2 billion and $10 billion. The key characteristics of high quality growth companies are:

         - strong earnings and revenue growth or the potential for strong earnings and revenue growth

         -        good management teams

         -        strong balance sheets

         - attractive relative valuations within a global or regional market or the security's primary trading market

For its most recent fiscal year, the fund's annual portfolio turnover rate exceeded 300%.

MAIN RISKS. As with most equity funds, the value of your investment in the fund may go down in response to overall stock market movements and trends. You could lose money as a result of your investment.

The fund's focus on large capitalization and mid-capitalization growth companies significantly influences its performance. Large and mid-capitalization stocks as a group can fall out of favor with the market causing the fund to perform more poorly than funds that focus on small capitalization stocks. If Wellington Management incorrectly assesses a company's prospects for growth, or if its judgment about how other investors will value the company's growth is wrong, then the price of the company's stock may decrease, or it may not increase to the level that Wellington Management had anticipated. An investment in the fund entails substantial market risk.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax law changes to governmental collapse. The foregoing risks are even greater with respect to securities of issuers in countries with emerging economies or emerging securities markets.

Wellington Management's strategy of combining top down and bottom up approaches also has a significant impact on the fund's performance. If the strategy does not produce the desired results, the fund could underperform its peers or lose money. In particular, the fund's success in achieving its goal is highly dependent on Wellington Management's successful reliance on fundamental analysis of the prospects of particular companies. Therefore, an investment in the fund also entails significant financial risk related to such companies.

The fund trades securities very actively, which increases its transaction costs (thus affecting performance) and may increase your taxable distributions.

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows the fund's total return for the first full calendar year of the fund's operation, while the table shows how the fund's performance for the same time period and since inception compares to that of a broad-based market index. The bar chart figures and average annual total return figures do not include the effect of sales charges as no sales charges are applicable to Class Y shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.

CLASS Y TOTAL RETURN
FOR CALENDAR YEAR 2002





2002           -18.46%



    During the period shown in the bar chart, the highest quarterly return was 7.54% (4th quarter, 2002) and the lowest quarterly return was -21.70% (3rd quarter, 2002)


AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/2002



                                              LIFE OF FUND
                                1 YEAR      (SINCE 4/30/01)
Class Y Return Before           -18.46%        -19.60%
Taxes
Class Y Return After            -18.63%        -19.73%
Taxes on Distributions
Class Y Return After            -11.34%        -15.51%
Taxes on Distributions
and Sale of Fund Shares
MSCI EAFE Index (reflects       -15.64%        -17.89%
no deduction for fees,
expenses or taxes)



INDEX: The Morgan Stanley Capital International Europe, Australasia and Far East Index ("MSCI EAFE Index") is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. and Canada. You cannot invest directly in an index.


YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                                                       CLASS Y
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge as a percentage of offering price(load)         None
   Maximum deferred sales charge (load)                                 None
   Exchange fees                                                        None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees                                                      1.00%
   Distribution and service (12b-1) fees                                None
   Other expenses                                                       1.19%
                                                                        ----
   Total annual operating expenses(1)                                   2.19%
                                                                        ----

(1) HIFSCO has voluntarily agreed to limit the total operating expenses of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to not more than 1.20%. This policy may be discontinued at any time.

EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class Y shares you would have the same expenses whether or not you redeemed your shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:


EXPENSES (WITH OR WITHOUT REDEMPTION)  CLASS Y
Year 1                                 $222
Year 3                                 $685
Year 5                                 $1,175
Year 10                                $2,524

THE HARTFORD INTERNATIONAL OPPORTUNITIES FUND

INVESTMENT GOAL. The Hartford International Opportunities Fund seeks growth of capital.

PRINCIPAL INVESTMENT STRATEGY. The fund normally invests at least 65% of its assets in stocks issued by non-U.S. companies which trade in foreign markets that are generally considered to be well established. Under normal market conditions the fund diversifies its investments among at least three countries other than the United States. The securities in which the fund invests are denominated in both U.S. dollars and foreign currencies and generally are traded in foreign markets.

Wellington Management uses a three-pronged investment strategy:

         - Wellington Management determines the relative attractiveness of the many countries in which the fund may invest based upon its analysis of the economic and political environment of each country.

         - Wellington Management also evaluates industries on a global basis to determine which industries offer the most potential for capital appreciation given current and projected global and local economic and market conditions.

         - Wellington Management conducts fundamental research on individual companies to identify securities for purchase or sale. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of value.

In analyzing companies for investment, Wellington Management considers companies for inclusion in the fund's portfolio that are typically established, high-quality companies that operate in established markets. Characteristics of high-quality companies include a strong balance sheet, attractive industry trends, strong competitive advantages and attractive relative value within the context of a security's primary trading market. The fund may invest in securities of companies of any size capitalization.

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. You could lose money as a result of your investment.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Wellington Management's investment strategy will influence performance significantly. If the fund invests in countries or regions that experience economic downturns, performance could suffer. Similarly, if certain investments or industries don't perform as expected, or if Wellington's stock selection strategy doesn't perform as expected, the fund could underperform its peers or lose money.

The fund may trade securities actively, which could increase its transaction costs (thus affecting performance) and may increase your taxable distributions.

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart year-by-year and average annual total return figures do not include the effect of sales charges as no sales charge is applicable to the Class Y shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.

CLASS Y TOTAL RETURNS
BY CALENDAR YEAR





1997                                   1.31%
1998                                  13.11%
1999                                  39.63%
2000                                 -15.19%
2001                                 -18.32%
2002                                 -19.92%



    During the periods shown in the bar chart, the highest quarterly return was 22.37% (4th quarter, 1999) and the lowest quarterly return was -22.38% (3rd quarter, 2002)


AVERAGE ANNUAL TOTAL RETURNS
FOR PERIODS ENDING 12/31/2002


                                                                  LIFE OF FUND
                                         1 YEAR      5 YEARS     (SINCE 7/22/96)
Class Y Return Before Taxes              -19.92%     -2.61%          -0.60%
Class Y Return After Taxes on            -19.92%     -3.32%          -1.37%
Distributions
Class Y Return After Taxes on            -12.23%     -2.11%          -0.61%
Distributions and Sale of Fund Shares
MSCI AC World Free ex US Index           -14.67%     -2.66%          -1.57%(1)
(reflects no deduction for fees,
 expenses or taxes)



INDEX: The Morgan Stanley Capital International All Country World Free ex US ("MSCI AC World Free ex US") Index is a broad-based, unmanaged, market capitalization weighted, total return index that measures the performance of both developed and emerging stock markets, excluding the U.S. The index is calculated to exclude companies and share classes which cannot be freely purchased by foreigners. You cannot invest directly in an index.


(1) Return is from 7/31/1996 - 12/31/2002.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                                                  CLASS Y
SHAREHOLDER FEES
  (fees paid directly from your investment)
  Maximum sales charge (load) as a percentage of offering price    None
  Maximum deferred sales charge (load)                             None
  Exchange fees                                                    None
ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)
  Management fees                                                  0.85%
  Distribution and service (12b-1) fees                            None
  Other expenses                                                   0.28%
  Total annual operating expenses(1)                               1.13%


(1) HIFSCO has voluntarily agreed to limit the total operating expenses of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to not more than 1.20%. This policy may be discontinued at any time.

EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class Y shares you would have the same expenses whether or not you redeemed your shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


EXPENSES (WITH OR WITHOUT REDEMPTION)     CLASS Y
Year 1                                    $    115
Year 3                                    $    359
Year 5                                    $    622
Year 10                                   $  1,375

THE HARTFORD INTERNATIONAL SMALL COMPANY FUND

INVESTMENT GOAL. The Hartford International Small Company Fund seeks capital appreciation.


PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 80% of its assets in equity securities of foreign issuers, including non-dollar securities, with market capitalizations of under $8 billion. Under normal circumstances, the fund diversifies its investments among at least ten countries. The fund may invest up to 15% of its total assets in securities of issuers in countries with emerging economies or emerging securities markets.


The fund's investment approach is to invest in equity securities of foreign issuers that Wellington Management believes have significant potential for capital appreciation. Wellington Management uses its proprietary global research capabilities to identify stocks for the portfolio. Wellington Management takes a local-regional approach to research and stock selection using a number of different sources to identify purchase candidates including the firm's proprietary research, quantitative screens, and company and local referrals. The sources used depend greatly on the region and industry. Long-term investment themes based on general economic factors, along with cost of capital and liquidity forecasts, are important in targeting research efforts.

A candidate for purchase in the portfolio is subjected to extensive fundamental analysis to include review of the following factors:

         -        a well-articulated business plan

         -        experienced management

         -        a sustainable competitive advantage

         -        strong financial characteristics

In addition, valuation analysis, including relevant industry valuations, is used to compare the results to a global and local peer group of companies. Candidate companies that compare favorably with the fundamentals, growth and valuation characteristics of peers are strong candidates for the portfolio. In implementing purchase decisions, consideration is given to size, liquidity and volatility. Sell decisions are based on changing fundamentals or valuations, or on finding better opportunities for the portfolio. Industry weights are likely to favor sectors in which smaller companies have long-term competitive advantages or are expected to benefit from extended growth opportunities.

MAIN RISKS. As with most equity funds, the value of your investment may go down in response to overall stock market movements and trends. Because the fund invests in small companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Small company stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks. Stocks of smaller companies may be more risky than stocks of larger companies. Many of these companies are young and have limited operating or business history. Because these businesses frequently rely on narrow product lines and niche markets, they can suffer severely from isolated business setbacks. You could lose money as a result of your investment.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse. The foregoing risks are even greater with respect to securities of issuers in countries with emerging economies or emerging securities markets.

Wellington Management's investment strategy will significantly influence the fund's performance. If Wellington's strategy for selecting individual securities does not produce the desired results, the fund could underperform its peers or lose money.



The fund may trade securities actively, which could increase its transaction costs (thus affecting performance) and may increase your taxable distributions.


PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows the fund's total return for the first full calendar year of the fund's operation, while the table shows how the fund's performance for the same time period and since inception compares to that of a broad-based market index. The bar chart figures and average annual total return figures do not include the effect of sales charges as no sales charges are applicable to Class Y shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.

CLASS Y TOTAL RETURN
FOR CALENDAR YEAR 2002





2002                                 -3.91%



    During the period shown in the bar chart, the highest quarterly return was 6.32% (4th quarter, 2002) and the lowest quarterly return was -17.31% (3rd quarter, 2002)



AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/2002




                                              LIFE OF FUND
                                   1 YEAR    (SINCE 4/30/01)
Class Y Return Before              -3.91%        -6.81%
Taxes
Class Y Return After               -4.15%        -6.97%
Taxes on Distributions
Class Y Return After               -2.40%        -5.50%
Taxes on Distributions
and Sale of Fund Shares
Salomon Smith Barney               -7.31%       -11.73%
Broad Market Index <$2 billion
Euro-Pacific (reflects
no deduction for fees,
expenses or taxes)


INDEX: The Salomon Smith Barney Broad Market Index <$2 billion Euro-Pacific is a free float-adjusted market capitalization index that includes only those companies with a market cap between $100 million and $2 billion, representing roughly the bottom 20% of the world equity market by size. You cannot invest directly in an index.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                                                     CLASS Y
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge as a percentage of offering price(load)       None
   Maximum deferred sales charge (load)                               None
   Exchange fees                                                      None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees                                                    1.00%
   Distribution and service (12b-1) fees                              None
   Other expenses                                                     0.91%
   Total annual operating expenses(1)                                 1.91%


(1) HIFSCO has voluntarily agreed to limit the total operating expenses of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to not more than 1.20%. This policy may be discontinued at any time.

EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class Y shares you would have the same expenses whether or not you redeemed your shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


EXPENSES (WITH OR WITHOUT REDEMPTION)   CLASS Y
Year 1                                   $194
Year 3                                   $600
Year 5                                   $1,032
Year 10                                  $2,233

THE HARTFORD MIDCAP FUND

INVESTMENT GOAL. The Hartford MidCap Fund seeks long-term growth of capital.


PRINCIPAL INVESTMENT STRATEGY. The fund seeks its goal by investing primarily in stocks selected on the basis of potential for capital appreciation. Under normal circumstances, the fund invests at least 80% of its assets in common stocks of mid capitalization companies. The fund defines mid capitalization companies as companies with market capitalizations within the collective range of the Russell Midcap and S&P MidCap 400 Indices. As of December 31, 2002 this range was between approximately $132 million and $13.2 billion. The fund favors high-quality companies. The key characteristics of high-quality companies include a leadership position within an industry, a strong balance sheet, a high return on equity, and a strong management team. The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities.


The fund uses a two-tiered investment strategy:

         - Using what is sometimes referred to as a "top down" approach, Wellington Management analyzes the general economic and investment environment. This includes an evaluation of economic conditions, U.S. fiscal and monetary policy, and demographic trends. Through top down analysis, Wellington Management anticipates trends and changes in markets and the economy overall and identifies industries and sectors that are expected to outperform.

         - Top down analysis is followed by what is sometimes referred to as a "bottom up" approach, which is the use of fundamental analysis to identify specific securities for purchase or sale. Fundamental analysis involves the assessment of a company through such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends and other related measures or indicators of value.

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. Because the fund invests in mid-sized companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Stocks of mid-sized companies may be more risky than stocks of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer from isolated business setbacks. Mid-sized company stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks. You could lose money as a result of your investment.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Wellington Management's investment strategy will influence performance significantly. If Wellington's stock selection strategy doesn't perform as expected, the fund could underperform its peers or lose money.

The fund may trade securities actively, which could increase its transaction costs (thus affecting performance) and may increase your taxable distributions.

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart year-by-year and average annual total return figures do not include the effect of sales charges as no sales charge is applicable to the Class Y shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax- deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.

CLASS Y TOTAL RETURNS
BY CALENDAR YEAR





1998                                  23.62%
1999                                  50.87%
2000                                  25.43%
2001                                  -4.17%
2002                                 -14.56%



During the periods shown in the bar chart, the highest quarterly return was 29.99% (4th quarter, 1999) and the lowest quarterly return was -18.32% (3rd quarter, 2002)


AVERAGE ANNUAL TOTAL RETURNS
FOR PERIODS ENDING 12/31/2002


                                                           LIFE OF FUND
                                 1 YEAR       5 YEARS    (SINCE 12/31/97)
Class Y Return Before Taxes      -14.56%       13.88%          13.86%
Class Y Return After             -14.56%       12.52%          12.49%
Taxes on Distributions
Class Y Return After              -8.94%       10.99%          10.96%
Taxes on Distributions
and Sale of Fund Shares
S&P MidCap 400 Index             -14.51%        6.41%           6.56%
(reflects no deduction
for fees, expenses or taxes)


INDEX: The S&P MidCap 400 Index is an unmanaged index of common stocks of companies chosen by S&P designed to represent price movements in the midcap U.S. equity market. You cannot invest directly in an index.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                                                   CLASS Y
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) as a percentage of offering price    None
   Maximum deferred sales charge (load)                             None
   Exchange fees                                                    None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees                                                  0.78%
   Distribution and service (12b-1) fees                            None
   Other expenses                                                   0.14%
   Total annual operating expenses                                  0.92%


EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class Y shares you would have the same expenses whether or not you redeemed your shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

EXPENSES (WITH OR WITHOUT REDEMPTION)     CLASS Y
Year 1                                    $     94
Year 3                                    $    293
Year 5                                    $    509
Year 10                                   $  1,131

THE HARTFORD MIDCAP VALUE FUND

INVESTMENT GOAL. The Hartford MidCap Value Fund seeks long-term capital appreciation.


PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 80% of its assets in mid capitalization companies. The fund defines mid-capitalization companies as companies with market capitalizations within the collective range of the Russell Midcap and S&P MidCap 400 Indices. As of December 31, 2002 this range was between approximately $132 million and $13.2 billion. The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities.


The fund's investment strategy employs a contrarian approach to stock selection, favoring securities that appear to be undervalued in the marketplace. The approach demands an emphasis on extensive research to identify stocks of companies whose fundamentals are not adequately reflected in the market price of their securities. Valuation techniques are a key component of the fund's investment approach. A stock's value is evaluated on three primary criteria: its issuer's earnings power, growth potential and price-to-earnings ratio. Stocks are selected whose issuers have the most compelling blend of the following attributes:

         -        high fundamental investment value

         -        strong management team

         -        strong industry position

MAIN RISKS. As with most equity funds, the value of your investment in the fund may go down in response to overall stock market movements and trends. Because the fund invests in mid-sized companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Equity securities of mid-sized companies may be more risky than those of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer from isolated business setbacks. You could lose money as a result of your investment.

Following a value orientation towards selecting securities entails special risks, particularly when used as part of a "contrarian" approach to evaluating issuers. Overlooked or otherwise undervalued securities entail a significant risk of never attaining their potential value.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax law changes to governmental collapse.

Wellington Management's investment strategy will significantly influence the fund's performance. If Wellington's strategy for selecting individual securities does not produce the desired results, the fund could underperform its peers or lose money.

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows the fund's total return for the first full calendar year of the fund's operation, while the table shows how the fund's performance for the same time period and since inception compares to that of a broad-based market index. The bar chart figures and average annual total return figures do not include the effect of sales charges as no sales charges are applicable to Class Y shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.

CLASS Y TOTAL RETURN
FOR CALENDAR YEAR 2002





2002                                 -13.05%



    During the period shown in the bar chart, the highest quarterly return was 7.98% (4th quarter, 2002) and the lowest quarterly return was -19.88% (3rd quarter, 2002)


AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/2002



                                                LIFE OF FUND
                                1 YEAR         (SINCE 4/30/01)
Class Y Return Before           -13.05%             -8.25%
Taxes
Class Y Return After            -13.05%             -8.27%
Taxes on Distributions
Class Y Return After             -8.01%             -6.58%
Taxes on Distributions
and Sale of Fund Shares
Russell 2500 Value Index         -9.87%             -2.74%
(reflects no deduction for
fees, expenses or taxes)


INDEX: The Russell 2500 Value Index is an unmanaged index measuring the performance of those Russell 2500 Index companies with lower price-to-book ratios and lower forecasted growth values. (The Russell 2500 Index is an unmanaged index that measures the performance of the 2,500 largest U.S. companies based on total market capitalization.) You cannot invest directly in an index.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                                                     CLASS Y
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge as a percentage of offering price(load)       None
   Maximum deferred sales charge (load)                               None
   Exchange fees                                                      None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees                                                    0.85%
   Distribution and service (12b-1) fees                              None
   Other expenses                                                     0.17%
   Total annual operating expenses(1)                                 1.02%


(1) HIFSCO has voluntarily agreed to limit the total operating expenses of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to not more than 1.00%. This policy may be discontinued at any time.


EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class Y shares you would have the same expenses whether or not you redeemed your shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

EXPENSES (WITH OR WITHOUT REDEMPTION)     CLASS Y
Year 1                                    $    104
Year 3                                    $    325
Year 5                                    $    563
Year 10                                   $  1,248

THE HARTFORD MONEY MARKET FUND

INVESTMENT GOAL. The Hartford Money Market Fund seeks maximum current income consistent with liquidity and preservation of capital.


PRINCIPAL INVESTMENT STRATEGY. The fund seeks to maintain a stable share price of $1.00. The fund focuses on specific short-term U.S. dollar denominated money market instruments which are rated in the first two investment tiers by at least one nationally recognized statistical rating organization, or if unrated, determined to be of comparable quality by HIMCO. Money market instruments include (1) banker's acceptances; (2) obligations of governments (whether U.S. or non-U.S.) and their agencies and instrumentalities; (3) short-term corporate obligations, including commercial paper, notes, and bonds; (4) other short-term debt obligations; (5) obligations of U.S. banks, non-U.S. branches of U.S. banks (Eurodollars), U.S. branches and agencies of non-U.S. banks (Yankee dollars), and non-U.S. branches of non-U.S. banks; (6) asset-backed securities; and (7) repurchase agreements.


The fund may invest up to 25% of its total assets in securities of foreign issuers.

The fund purchases securities which HIMCO believes offer attractive returns relative to the risks undertaken. In addition, HIMCO adjusts the average maturity of the portfolio in anticipation of interest rate changes.

MAIN RISKS. The primary risks of this fund are interest rate risk, credit risk, income risk, manager risk and foreign investment risk.


A rise in interest rates could cause a fall in the values of the fund's securities.



Credit risk refers to the risk that a security's credit rating could be downgraded, which could affect the value and, potentially, the likelihood of repayment of the fund's securities.



Income risk is the potential for a decline in the fund's income due to falling interest rates.



Manager risk refers to the risk that if HIMCO does not effectively implement the fund's investment goal and style, the fund could underperform its peers.


Foreign securities may make the fund more sensitive to market or economic shifts in the U.S. and abroad. Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.


An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, there is a risk that the fund's share price could fall below $1.00, which would make your shares worth less than what you paid for them.



PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart year-by-year and average annual total return figures do not include the effect of sales charges as no sales charge is applicable to the Class Y shares. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results. In the bar chart and the table total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.


CLASS Y TOTAL RETURNS
BY CALENDAR YEAR

1997                                 5.23%
1998                                 5.16%
1999                                 4.80%
2000                                 6.00%
2001                                 3.76%
2002                                 1.60%



    During the periods shown in the bar chart, the highest quarterly return was 1.54% (4th quarter, 2000) and the lowest quarterly return was 0.28% (4th quarter, 2002)


AVERAGE ANNUAL TOTAL RETURNS
FOR PERIODS ENDING 12/31/2002


                                                     LIFE OF FUND
                          1 YEAR       5 YEARS      (SINCE 7/22/96)
Class Y                    1.60%        4.25%            4.48%
60-Day Treasury Bill       1.62%        4.19%            4.41%(1)
Index


INDEX: 60-Day Treasury Bill Index is an unmanaged index of short-term treasury bills. You cannot invest directly in an index.

Please call 1-888-843-7824 for the most recent current and effective yield information.

(1) Return is from 7/31/1996 - 12/31/2002.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                                                   CLASS Y
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) as a percentage of offering price    None
   Maximum deferred sales charge (load)                             None
   Exchange fees                                                    None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees                                                  0.50%
   Distribution and service (12b-1) fees                            None
   Other expenses                                                   0.12%
   Total annual operating expenses(1)                               0.62%


(1) HIFSCO has voluntarily agreed to limit the total operating expenses of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to not more than 0.55%. This policy may be discontinued at any time.

EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class Y shares you would have the same expenses whether or not you redeemed your shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


EXPENSES (WITH OR WITHOUT REDEMPTION)     CLASS Y
Year 1                                    $   63
Year 3                                    $  199
Year 5                                    $  346
Year 10                                   $  774

THE HARTFORD SHORT DURATION FUND

INVESTMENT GOAL. The Hartford Short Duration Fund seeks to provide a high level of income.

PRINCIPAL INVESTMENT STRATEGY. The fund seeks its goal by normally investing only in securities of "investment grade" quality. This means securities that are rated at the time of purchase within the four highest categories assigned by Moody's ("Aaa", "Aa", "A" or "Baa") or S&P ("AAA", "AA", "A" or "BBB") or are unrated securities that are judged by HIMCO to be of comparable quality to securities rated within these four highest categories. The fund will maintain an average credit quality of at least "A3" by Moody's. The fund tends to have an average duration within a range of between 1-1/2 to 3-1/2 years. Duration is a measure of the sensitivity of a fixed income security's price to changes in interest rates. The measure incorporates a bond's yield, coupon and final maturity. The longer a security's duration, the more sensitive it will generally be to changes in interest rates. Similarly, a fund with a longer average duration will generally be more sensitive to changes in interest rates than a fund with a shorter average duration.

In addition to U.S. dollar denominated corporate issues, the fund may also invest in commercial mortgage-backed securities, asset-backed securities, mortgage-related securities and securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. Cash securities in which the fund may invest include commercial paper and repurchase agreements.

The fund may invest up to 25% of its total assets in securities of foreign issuers.


HIMCO uses what is sometimes referred to as a top-down analysis to determine which sectors or industries may benefit or be harmed from current and future changes in the economy. HIMCO then selects individual securities to buy or sell from selected sectors and industries that, from a yield perspective, appear either attractive or unattractive. For individual securities, HIMCO assesses such factors as a company's business environment, balance sheet, income statement, anticipated earnings and management team, and security structure.


The annual portfolio turnover rate is expected to be greater than 100%.


MAIN RISKS. The major factors affecting this fund's performance are interest rate risk and credit risk. When interest rates rise, bond prices fall; generally, the longer a bond's duration, the more sensitive it is to this risk. You could lose money as a result of your investment.



Credit risk refers to the risk that a security's credit rating could be downgraded, which could affect the value and, potentially, the likelihood of repayment of the fund's securities.



The fund is subject to income risk, which is the potential for a decline in the fund's income due to falling interest rates.


The fund is subject to the possibility that, under certain circumstances, especially during periods of falling interest rates, a bond issuer will "call" -- or repay -- its bonds before their maturity date. The fund may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

Because the fund may invest significantly in mortgage-related and asset-backed securities, it is subject to prepayment risk and extension risk. Similar to call risk, prepayment risk is the risk that falling interest rates could cause faster than expected prepayments of the mortgages and loans underlying the fund's mortgage-related and asset-backed securities. These prepayments pass through to the fund, which must reinvest them at a time when interest rates on new mortgage-related and asset-backed investments are falling, reducing the fund's income. Extension risk is the risk that rising interest rates could cause mortgage and loan prepayments to slow, which could increase the interest rate sensitivity of the fund's mortgage-related and asset-backed securities.

Foreign securities may make the fund more sensitive to market or economic shifts in the U.S. and abroad. Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Any U.S. government or other guarantees on portfolio securities do not apply to the market value or current yield of the portfolio's securities or to the value of the fund's shares.


The fund may trade securities actively, which could increase its transaction costs (thus affecting performance) and may increase your taxable distributions.


PAST PERFORMANCE. Because Class Y shares of the fund have not yet commenced operations, no performance history has been provided.


YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                                                   CLASS Y
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) as a percentage of offering price    None
   Maximum deferred sales charge (load)                             None
   Exchange fees                                                    None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees                                                  0.55%
   Distribution and service (12b-1) fees                            None
   Other expenses(1)                                                0.16%
   Total annual operating expenses(2)                               0.71%



(1) Estimated. Class Y shares of the fund are not currently being offered.


(2) HIFSCO has voluntarily agreed to limit the total operating expenses of the Class Y shares of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to 0.65%. This policy may be discontinued at any time.

EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class Y shares you would have the same expenses whether or not you redeemed your shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


EXPENSES (WITH OR WITHOUT REDEMPTION)     CLASS Y
Year 1                                    $   73
Year 3                                    $  227

THE HARTFORD SMALL COMPANY FUND

INVESTMENT GOAL. The Hartford Small Company Fund seeks growth of capital.


PRINCIPAL INVESTMENT STRATEGY. The fund seeks its goal by investing primarily in stocks selected on the basis of potential for capital appreciation. Under normal circumstances, the fund invests at least 80% of its assets in common stocks of small capitalization companies. The fund defines small capitalization companies as companies with market capitalizations within the collective range of the Russell 2000 and S&P SmallCap 600 Indices. As of December 31, 2002 this range was between approximately $8 million and $2.7 billion. The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities.


Through fundamental analysis Wellington Management identifies companies that it believes have substantial potential for near-term capital appreciation. Wellington Management selects securities of companies that, in its opinion:

         -        have potential for above-average earnings growth,

         -        are undervalued in relation to their investment potential,

         - have positive business and/or fundamental financial characteristics that are overlooked or misunderstood by investors, or

         - are relatively obscure and undiscovered by the overall investment community.

Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends and other related measures or indicators of value.

For its most recent fiscal year, the fund's annual portfolio turnover exceeded 200%.

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. Because the fund invests in small companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Stocks of smaller companies may be more risky than stocks of larger companies. Many of these companies are young and have limited operating or business history. Because these businesses frequently rely on narrow product lines and niche markets, they can suffer severely from isolated business setbacks. Small company stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks. You could lose money as a result of your investment.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Wellington Management's investment strategy will influence performance significantly. If Wellington's stock selection strategy doesn't perform as expected, the fund could underperform its peers or lose money.

The fund trades securities very actively, which increases its transaction costs (thus affecting performance) and may increase your taxable distributions.

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart year-by-year and average annual total return figures do not include the effect of sales charges as no sales charge is applicable to the Class Y shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.

CLASS Y TOTAL RETURNS
BY CALENDAR YEAR





1997                                  19.69%
1998                                  11.05%
1999                                  66.37%
2000                                 -12.64%
2001                                 -15.39%
2002                                 -30.27%



During the periods shown in the bar chart, the highest quarterly return was 35.99% (4th quarter, 1999) and the lowest quarterly return was -23.61% (3rd quarter, 2001)


AVERAGE ANNUAL TOTAL RETURNS
FOR PERIODS ENDING 12/31/2002


                                                         LIFE OF FUND
                                  1 YEAR     5 YEARS    (SINCE 7/22/96)
Class Y Return Before Taxes       -30.27%     -0.97%         4.21%
Class Y Return After Taxes        -30.27%     -2.04%         2.64%
on Distributions
Class Y Return After Taxes        -18.59%     -0.95%         2.92%
on Distributions and
Sale of Fund Shares
Russell 2000 Growth Index         -20.48%     -1.35%         4.36%(1)
(reflects no deduction for
fees, expenses or taxes)


INDEX: The Russell 2000 Growth Index is an unmanaged index of those Russell 2000 Index growth companies with higher price-to-book ratios and higher forecasted growth values. (The Russell 2000 Index is a broad based unmanaged index comprised of 2,000 of the smallest U.S. domiciled company common stocks (on the basis of capitalization) that are traded in the United States on the New York Stock Exchange, American Stock Exchange and Nasdaq.) You cannot invest directly in an index.

(1) Return is from 7/31/1996 - 12/31/2002.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                                                   CLASS Y
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) as a percentage of offering price    None
   Maximum deferred sales charge (load)                             None
   Exchange fees                                                    None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees                                                  0.85%
   Distribution and service (12b-1) fees                            None
   Other expenses                                                   0.15%

Total annual operating expenses(1)                               1.00%


(1) HIFSCO has voluntarily agreed to limit the total operating expenses of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to not more than 1.00%. This policy may be discontinued at any time.

EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class Y shares you would have the same expenses whether or not you redeemed your shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


EXPENSES (WITH OR WITHOUT REDEMPTION)     CLASS Y
Year 1                                    $    102
Year 3                                    $    318
Year 5                                    $    552
Year 10                                   $  1,225

THE HARTFORD SMALLCAP GROWTH FUND

INVESTMENT GOAL. The Hartford SmallCap Growth Fund seeks to maximize short- and long-term capital appreciation.


PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 80% of its assets in common stocks of small capitalization companies that Wellington Management believes have superior growth potential. The fund defines small capitalization companies as companies with market capitalizations within the collective range of the Russell 2000 and S&P SmallCap 600 Indices. As of December 31, 2002 this range was between approximately $8 million and $2.7 billion. The fund's portfolio is diversified by industry and company. The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities.


Wellington Management uses fundamental analysis to evaluate a security for purchase or sale by the fund. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends and other related measures or indicators of value.

Wellington Management then complements its fundamental research with an internally-developed analytical approach. This analytical approach consists of both valuation and timeliness measures. Valuation factors focus on future dividend growth and cash flow to determine the relative attractiveness of different stocks in different industries. Timeliness focuses on stocks with favorable earnings and stock price momentum to assess the appropriate time for purchase.

The fund's portfolio is constructed stock by stock, an investment approach Wellington Management refers to as "bottom up." However, in constructing the fund's portfolio Wellington Management analyzes and monitors different sources of active risk including stock-specific risk, industry risk and style risk. The goal of this analysis is to ensure that the portfolio remains well-diversified, and does not take large industry and style bets relative to the fund's market benchmark as an unintended consequence of bottom-up stock picking.

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. Because the fund may invest a significant portion of its assets in small companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Stocks of smaller companies may be more risky than stocks of larger companies. Many of these companies are young and have limited operating or business history. Because these businesses frequently rely on narrow product lines and niche markets, they can suffer severely from isolated business setbacks. Small company stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks. You could lose money as a result of your investment.

If Wellington Management incorrectly assesses a company's prospects for growth, or if its judgment about how other investors will value the company's growth is wrong, then the price of the company's stock may decrease, or it may not increase to the level that Wellington had anticipated.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Wellington Management's investment strategy will influence performance significantly. If Wellington's stock selection strategy does not perform as expected, the fund could underperform its peers or lose money.

The fund may trade securities actively, which could increase its transaction costs (thus affecting performance) and may increase your taxable distributions.

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. Because Class Y shares were not offered prior to February 19, 2002, performance history prior to that date is based upon that of the fund's Class L shares, which are offered through another prospectus. Although Class Y share returns would have been substantially similar to those shown for Class L because all of the fund's shares are invested in the same portfolio of securities, the actual returns of the Class Y shares would have been higher than the annual returns shown for the fund's Class L shares because of differences in the expenses borne by each class of shares. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. Returns in the bar chart and table do not include the effect of sales charges. No sales charge is applicable to Class Y shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. The following information includes the fund's performance when it was managed by a previous investment adviser.

TOTAL RETURNS BY CALENDAR YEAR(1)





1993                                 15.83%
1994                                 -7.18%
1995                                 33.64%
1996                                  6.93%
1997                                  1.52%
1998                                 19.85%
1999                                111.43%
2000                                -13.95%
2001                                -21.97%
2002                                -28.86%


(1) Class Y shares commenced operations on February 19, 2002. Performance prior to that date is that of the fund's Class L shares, which have different expenses.


    During the periods shown in the bar chart, the highest quarterly return was 63.29% (4th quarter, 1999) and the lowest quarterly return was -29.49% (2nd quarter, 2001)


AVERAGE ANNUAL TOTAL RETURNS
FOR PERIODS ENDING 12/31/2002


                                     1 YEAR     5 YEARS     10 YEARS
Class Y Return Before Taxes(1)       -28.86%      3.89%       6.77%
Class Y Return After                 -28.86%     -1.12%       3.81%
Taxes on Distributions(1)
Class Y Return After                 -17.72%      2.50%       5.16%
Taxes on Distributions and
Sale of Fund Shares(1)
Russell 2000 Growth Index            -30.27%     -6.59%       2.62%
(reflects no deduction for fees,
expenses or taxes)


INDEX: The Russell 2000 Growth Index is an unmanaged index of those Russell 2000 Index growth companies with higher price-to-book ratios and higher forecasted growth values. (The Russell 2000 Index is a broad based unmanaged index comprised of 2,000 of the smallest U.S. domiciled company common stocks (on the basis of capitalization) that are traded in the United States on the New York Stock Exchange, American Stock Exchange and Nasdaq.) You cannot invest directly in an index.

(1) Class Y shares commenced operations on February 19, 2002. Class Y share performance prior to February 19, 2002 reflects Class L share performance and operating expenses, adjusted to reflect the fact that Class Y has no sales charges.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                                                   CLASS Y
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) as a percentage of offering price    None
   Maximum deferred sales charge (load)                             None
   Exchange fees                                                    None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees                                                  0.92%
   Distribution and service (12b-1) fees                            None
   Other expenses                                                   0.14%
   Total annual operating expenses(1)                               1.06%


(1) HIFSCO has voluntarily agreed to limit the total operating expenses of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to not more than 1.10%. This policy may be discontinued at any time.


EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class Y shares you would have the same expenses whether or not you redeemed your shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


EXPENSES (WITH OR WITHOUT REDEMPTION)     CLASS Y
Year 1                                    $    108
Year 3                                    $    337
Year 5                                    $    585
Year 10                                   $  1,294

THE HARTFORD STOCK FUND

INVESTMENT GOAL. The Hartford Stock Fund seeks long-term growth of capital, with income as a secondary consideration.

PRINCIPAL INVESTMENT STRATEGY. The fund normally invests at least 80% of the fund's assets in the common stocks of high-quality companies. The key characteristics of high-quality companies favored by the fund include a leadership position within an industry, a strong balance sheet, a high return on equity, sustainable or increasing dividends, a strong management team and a globally competitive position. Many of the companies in which the fund invests have a history of paying dividends and are expected to continue paying dividends in the future. The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities. The fund may invest in a broad range of market capitalizations, but tends to focus on large capitalization companies with market capitalizations similar to those of companies in the S&P 500 Index. The fund invests in a diversified portfolio of primarily equity securities using a two-tiered investment strategy:

         - Using what is sometimes referred to as a "top down" approach, Wellington Management analyzes the general economic and investment environment. This includes an evaluation of economic conditions, U.S. fiscal and monetary policy, demographic trends, and investor sentiment. Through top down analysis, Wellington Management anticipates trends and changes in markets in the economy overall and identifies industries and sectors that are expected to outperform.

         - Top down analysis is followed by what is sometimes referred to as a "bottom up" approach, which is the use of fundamental analysis to identify specific securities for purchase or sale. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends and other related measures or indicators of value.

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. You could lose money as a result of your investment.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Wellington Management's investment strategy will influence performance significantly. Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on small- or medium-capitalization stocks. Similarly, if Wellington's stock selection strategy doesn't perform as expected, the fund could underperform its peers or lose money.

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart year-by-year and average annual total return figures do not include the effect of sales charges as no sales charge is applicable to the Class Y shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table total returns would have been lower if the fund's operating expenses had not be limited by HIFSCO.

CLASS Y TOTAL RETURNS
BY CALENDAR YEAR





1997                                 32.33%
1998                                 31.80%
1999                                 22.91%
2000                                 -4.64%
2001                                -13.31%
2002                                -24.04%



    During the periods shown in the bar chart, the highest quarterly return was 20.36% (4th quarter, 1998) and the lowest quarterly return was -17.11% (3rd quarter, 2002)


AVERAGE ANNUAL TOTAL RETURNS
FOR PERIODS ENDING 12/31/2002


                                               LIFE OF FUND
                       1 YEAR     5 YEARS     (SINCE 7/22/96)
Class Y Return         -24.04%      0.34%          7.14%
Before Taxes
Class Y Return         -24.04%     -0.15%          6.70%
After Taxes on
Distributions
Class Y Return         -14.76%      0.24%          5.86%
After Taxes on
Distributions and
Sale of Fund Shares
S&P 500 Index          -22.10%     -0.58%          6.84%(1)
(reflects no
deduction for
fees, expenses or
taxes)


INDEX: The S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks. You cannot invest directly in an index.

(1) Return is from 7/31/1996 - 12/31/2002.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                                                  CLASS Y
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) as a percentage of offering price    None
   Maximum deferred sales charge (load)                             None
   Exchange fees                                                    None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees                                                  0.70%
   Distribution and service (12b-1) fees                            None
   Other expenses                                                   0.15%
   Total annual operating expenses                                  0.85%

EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class Y shares you would have the same expenses whether or not you redeemed your shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


EXPENSES (WITH OR WITHOUT REDEMPTION)     CLASS Y
Year 1                                    $     87
Year 3                                    $    271
Year 5                                    $    471
Year 10                                   $  1,049

THE HARTFORD TAX-FREE CALIFORNIA FUND

THIS FUND IS INTENDED FOR CALIFORNIA RESIDENTS ONLY. PLEASE CONSULT WITH YOUR FINANCIAL REPRESENTATIVE OR TAX ADVISER BEFORE INVESTING IN THIS FUND.

INVESTMENT GOAL. The Hartford Tax-Free California Fund seeks to provide current income exempt from both federal and California income tax.

PRINCIPAL INVESTMENT STRATEGY. The fund pursues its objective by investing primarily in securities that pay interest that is exempt from federal and California state income tax. The fund invests at least 80% of its assets in investments the income from which is exempt from both federal income tax and the income tax of California.


The fund primarily invests in tax-exempt obligations issued by the State of California, its agencies, instrumentalities and political subdivisions. At least 80% of the tax-exempt obligations purchased by the fund will be of "investment grade" quality. This means that they will be rated at the time of purchase within the four highest categories assigned by Moody's ("Aaa", "Aa", "A" or "Baa"), by S&P ("AAA", "AA", "A" or "BBB") or by Fitch, Inc. ("Fitch") ("AAA", "AA", "A" or "BBB"), or will be unrated securities which are judged by HIMCO to be of comparable quality to securities rated within these four highest categories. The fund may invest up to 20% of its total assets in non-investment grade debt securities (securities rated "Ba" or lower by Moody's, "BB" or lower by S&P or "BB" by Fitch, or securities which, if unrated, are determined by HIMCO to be of comparable quality). Debt securities rated below investment grade are commonly referred to as "junk bonds". The fund may invest up to 20% of its assets in securities with income subject to income tax, including the Alternative Minimum Tax. Although the fund does not have a maximum maturity term restriction, the fund tends to have an average maturity of between 5 and 30 years.


The overall investment approach of HIMCO emphasizes security selection and maturity management and seeks a portfolio which is diversified by sector. HIMCO uses what is sometimes referred to as a top-down analysis to determine which sectors may benefit or be harmed from current and future changes in the economy. HIMCO then selects individual securities to buy or sell from selected sectors that, from a yield perspective, appear either attractive or unattractive. Individual securities should possess appropriate credit quality and liquidity characteristics within the context of the overall portfolio. Securities should possess a combination of coupon rate, original issue discount and call protection which will maximize the fund's yield.


MAIN RISKS. The major factors affecting this fund's performance are interest rate risk and credit risk. When interest rates rise, bond prices fall; generally, the longer a bond's maturity, the more sensitive it is to this risk. You could lose money as a result of your investment.



Credit risk refers to the risk that a security's credit rating could be downgraded, which could affect the value and, potentially, the likelihood of repayment of the fund's securities. This risk is greater with junk bonds.



The fund is subject to income risk, which is the potential for a decline in the fund's income due to falling interest rates.



The fund is subject to the possibility that, under certain circumstances, especially during periods of falling interest rates, a bond issuer will "call" -- or repay -- its bonds before their maturity date. The fund may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.



Because the fund invests primarily in municipal securities issued by the State of California and its political subdivisions, the fund will be particularly affected by political and economic conditions and developments in that state. The fund's ability to achieve its goal depends upon the ability of the issuers of California municipal securities to repay their debt. A downturn in the financial industry could bring on a fiscal crisis in California. The value of the obligations owned by the fund also may be adversely affected by future changes in federal or state income tax laws, including tax rate reductions or the imposition of a flat tax.


Because the fund is considered non-diversified and may take larger positions in individual issuers than other mutual funds, the fund may have greater market fluctuation and price volatility than a fund that maintains a more broadly diversified portfolio. An investment in the fund therefore entails substantial market risk.

PAST PERFORMANCE. Because Class Y shares of the fund have not yet commenced operations, no performance history has been provided.


YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                                                  CLASS Y
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) as a percentage of offering price    None
   Maximum deferred sales charge (load)                             None
   Exchange fees                                                    None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees                                                  0.55%
   Distribution and service (12b-1) fees                            None
   Other expenses(1)                                                0.12%
   Total annual operating expenses(2)                               0.67%



(1) Estimated. Class Y shares of the fund are not currently being offered.


(2) HIFSCO has voluntarily agreed to limit the total operating expenses of the Class Y shares of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to 0.65%. This policy may be discontinued at any time.

EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class Y shares you would have the same expenses whether or not you redeemed your shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


EXPENSES (WITH OR WITHOUT REDEMPTION)    CLASS Y
Year 1                                   $   68
Year 3                                   $  214

THE HARTFORD TAX-FREE MINNESOTA FUND

THIS FUND IS INTENDED FOR MINNESOTA RESIDENTS ONLY. PLEASE CONSULT WITH YOUR FINANCIAL REPRESENTATIVE OR TAX ADVISER BEFORE INVESTING IN THIS FUND.

INVESTMENT GOAL. The Hartford Tax-Free Minnesota Fund seeks to provide current income exempt from both federal income tax and Minnesota state personal income tax.

PRINCIPAL INVESTMENT STRATEGY. The fund pursues its objective by investing primarily in securities that pay interest that is exempt from federal and Minnesota state income tax. The fund invests at least 80% of its net assets in investments the income from which is exempt from both federal income tax and the income tax of Minnesota.

The fund primarily invests in tax exempt obligations issued by the State of Minnesota, its agencies, instrumentalities and political subdivisions. At least 80% of the tax-exempt obligations purchased by the fund will be of "investment grade" quality. This means that they will be rated at the time of purchase within the four highest grades assigned by Moody's ("Aaa", "Aa", "A" or "Baa"), by S&P ("AAA", "AA", "A" or "BBB") or by Fitch ("AAA", "AA", "A" or "BBB"), or will be unrated securities which are judged by HIMCO to be of comparable quality to securities rated within these four highest categories. The fund may invest up to 20% of its total assets in non-investment grade debt securities (securities rated "Ba" or lower by Moody's, "BB" or lower by S&P or "BB" or lower by Fitch, or securities which, if unrated, are determined by HIMCO to be of comparable quality). Debt securities rated below investment grade are commonly referred to as "junk bonds". The fund may invest up to 20% of its assets in securities with income subject to income tax, including the Alternative Minimum Tax. The average maturity of the fund's holdings may range from five to thirty years.

The overall investment approach of HIMCO emphasizes security selection and maturity management and seeks a portfolio which is diversified by industry. HIMCO uses what is sometimes referred to as a top-down analysis to determine which sectors may benefit or be harmed from current and future changes in the economy. HIMCO then selects individual securities to buy or sell from selected sectors that, from a yield perspective, appear either attractive or unattractive. Individual securities should possess appropriate credit quality and liquidity characteristics within the context of the overall portfolio. Securities should possess a combination of coupon rate, original issue discount and call protection which will maximize the fund's yield.

MAIN RISKS. The major factors affecting this fund's performance are interest rate and credit risk. When interest rates rise, bond prices fall; generally the longer a bond's maturity, the more sensitive it is to this risk. You could lose money as a result of your investment.

Credit risk refers to the risk that a security's credit rating could be downgraded, which could affect the value and, potentially, the likelihood of repayment of the fund's securities. This risk is greater with junk bonds.

The fund is subject to income risk, which is the potential for a decline in the fund's income due to falling interest rates.

The fund is subject to the possibility that, under certain circumstances, especially during periods of falling interest rates, a bond issuer will "call" -- or repay -- its bonds before their maturity date. The fund may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.


Because the fund invests primarily in municipal securities issued by the State of Minnesota and its political subdivisions, the fund will be particularly affected by political and economic conditions and developments in that state. The fund's ability to achieve its goal depends upon the ability of the issuers of Minnesota municipal securities to repay their debt. A downturn in the financial industry could bring on a fiscal crisis in Minnesota. The value of the obligations owned by the fund also may be adversely affected by future changes in federal or state income tax laws, including tax rate reductions or the imposition of a flat tax.


PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. Because Class Y shares were not offered prior to February 19, 2002, performance history prior to that time is based upon that of the fund's Class E shares, which are offered through another prospectus. Although Class Y share returns would have been substantially similar to those shown for Class E because all of the fund's shares are invested in the same portfolio of securities, the actual returns will differ because of differences in the expenses borne by each class of shares. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. Returns in the bar chart and table do not include the effect of sales charges. No sales charge is applicable to Class Y shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown.

All figures assume that all dividends and distributions were reinvested (in the case of after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. The following information includes the fund's performance when it was managed by a previous investment adviser.

TOTAL RETURNS
BY CALENDAR YEAR(1)





1993                                11.52%
1994                                -4.25%
1995                                14.09%
1996                                 2.99%
1997                                 7.76%
1998                                 5.76%
1999                                -2.57%
2000                                10.54%
2001                                 3.69%
2002                                 8.54%


(1) Class Y shares commenced operations on February 19, 2002. Performance prior to that date is that of the fund's Class E shares, which have different expenses.


    During the periods shown in the bar chart, the highest quarterly return was 5.67% (1st quarter, 1995) and the lowest quarterly return was -4.99% (1st quarter, 1994)


AVERAGE ANNUAL TOTAL RETURNS
FOR PERIODS ENDING 12/31/2002


                        1 YEAR     5 YEARS      10 YEARS
Class Y Return           8.54%      5.09%         5.65%
Before Taxes(1)
Class Y Return           8.43%      5.00%         5.61%
After Taxes on
Distributions(1)
Class Y Return           6.75%      4.99%         5.55%
After Taxes on
Distributions and
Sale of Fund
Shares(1)
Lehman Brothers          9.60%      6.06%         6.71%
Municipal Bond
Index (reflects no
deduction for fees,
expenses or taxes)


INDEX: The Lehman Brothers Municipal Bond Index is an unmanaged index of municipal bonds with maturities greater than two years. You cannot invest directly in an index.

(1) Class Y shares commenced operations on February 19, 2002. Class Y share performance prior to February 19, 2002 reflects Class E share performance and operating expenses, adjusted to reflect the fact that Class Y has no sales charges.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                                                  CLASS Y
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) as a percentage of offering price    None
   Maximum deferred sales charge (load)                             None
   Exchange fees                                                    None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees                                                  0.72%
   Distribution and service (12b-1) fees                            None
   Other expenses                                                   0.02%
   Total annual operating expenses(1)                               0.74%



(1) HIFSCO has voluntarily agreed to limit the total operating expenses of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to not more than 0.80%. This policy may be discontinued at any time.


EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class Y shares you would have the same expenses whether or not you redeemed your shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


EXPENSES (WITH OR WITHOUT REDEMPTION)    CLASS Y
Year 1                                   $   66
Year 3                                   $  208
Year 5                                   $  362
Year 10                                  $  810

THE HARTFORD TAX-FREE NATIONAL FUND

INVESTMENT GOAL. The Hartford Tax-Free National Fund seeks to provide current income exempt from federal income tax.

PRINCIPAL INVESTMENT STRATEGY. The fund pursues its objective by investing primarily in securities that pay interest that is exempt from federal income tax. The fund invests at least 80% of its assets in investments the income from which is exempt from federal income tax.


The fund primarily invests in tax-exempt obligations issued by states, territories, and possessions of the United States, and their political subdivisions, agencies and instrumentalities. At least 80% of the tax-exempt obligations purchased by the fund will be of "investment grade" quality. This means that they will be rated at the time of purchase within the four highest grades assigned by Moody's ("Aaa", "Aa", "A" or "Baa"), by S&P ("AAA", "AA", "A" or "BBB") or by Fitch ("AAA", "AA", "A" or "BBB"), or will be unrated securities which are judged by HIMCO to be of comparable quality to securities rated within these four highest categories. The fund may invest up to 20% of its total assets in non-investment grade debt securities (securities rated "Ba" or lower by Moody's, "BB" or lower by S&P or "BB" or lower by Fitch, or securities which, if unrated, are determined by HIMCO to be of comparable quality). Debt securities rated below investment grade are commonly referred to as "junk bonds". The fund may invest up to 20% of its assets in securities with income subject to income tax, including the Alternative Minimum Tax. The average maturity of the fund's holdings may range from ten to thirty years.


The overall investment approach of HIMCO emphasizes security selection and maturity management and seeks a portfolio which is diversified by industry and geographically. HIMCO uses what is sometimes referred to as a top-down analysis to determine which sectors may benefit or be harmed from current and future changes in the economy. HIMCO then selects individual securities to buy or sell from selected sectors that, from a yield perspective, appear either attractive or unattractive. Individual securities should possess appropriate credit quality and liquidity characteristics within the context of the overall portfolio. Securities should possess a combination of coupon rate, original issue discount and call protection which will maximize the fund's yield.

MAIN RISKS. The major factors affecting this fund's performance are interest rate and credit risk. When interest rates rise, bond prices fall; generally the longer a bond's maturity, the more sensitive it is to this risk. You could lose money as a result of your investment.

Credit risk refers to the risk that a security's credit rating could be downgraded, which could affect the value and, potentially, the likelihood of repayment of the fund's securities. This risk is greater with junk bonds.

The fund is subject to income risk, which is the potential for a decline in the fund's income due to falling interest rates.

The fund is subject to the possibility that, under certain circumstances, especially during periods of falling interest rates, a bond issuer will "call" -- or repay -- its bonds before their maturity date. The fund may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

State or local political or economic conditions and developments can adversely affect the obligations issued by state and local governments. The value of the obligations owned by the fund also may be adversely affected by future changes in federal or state income tax laws, including tax rate reductions or the imposition of a flat tax.

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. Because Class Y shares were not offered prior to February 19, 2002, performance history prior to that time is based upon that of the fund's Class E shares, which are offered through another prospectus. Although Class Y share returns would have been substantially similar to those shown for Class E because all of the fund's shares are invested in the same portfolio of securities, the actual returns will differ because of differences in the expenses borne by each class of shares. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. Returns in the bar chart and table do not include the effect of sales charges. No sales charge is applicable to Class Y shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown.

All figures assume that all dividends and distributions were reinvested (in the case of after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. The following information includes the fund's performance when it was managed by a previous investment adviser.

TOTAL RETURNS
BY CALENDAR YEAR(1)





1993                                 12.31%
1994                                 -5.17%
1995                                 15.86%
1996                                  3.17%
1997                                  8.73%
1998                                  5.23%
1999                                 -3.66%
2000                                  9.96%
2001                                  3.11%
2002                                 10.15%


(1) Class Y shares commenced operations on February 19, 2002. Performance prior to that date is that of the fund's Class E shares, which have different expenses.


    During the periods shown in the bar chart, the highest quarterly return was 6.23% (1st quarter, 1995) and the lowest quarterly return was -5.32% (1st quarter, 1994)


AVERAGE ANNUAL TOTAL RETURNS
FOR PERIODS ENDING 12/31/2002


                            1 YEAR     5 YEARS     10 YEARS
Class Y Return               10.15%     5.22%        5.97%
Before Taxes(1)
Class Y Return After          9.66%     5.06%        5.87%
Taxes on
Distributions(1)
Class Y Return After          9.66%     5.00%        5.76%
Taxes on
Distributions and
Sale of Fund
Shares(1)
Lehman Brothers               9.60%     6.06%        6.71%
Municipal Bond Index
(reflects no
deduction for fees,
expenses or taxes)


INDEX: The Lehman Brothers Municipal Bond Index is an unmanaged index of municipal bonds with maturities greater than two years. You cannot invest directly in an index.

(1) Class Y shares commenced operations on February 19, 2002. Class Y share performance prior to February 19, 2002 reflects Class E share performance and operating expenses, adjusted to reflect the fact that Class Y has no sales charges.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                                                  CLASS Y
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) as a percentage of offering price    None
   Maximum deferred sales charge (load)                             None
   Exchange fees                                                    None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees                                                  0.79%
   Distribution and service (12b-1) fees                            None
   Other expenses                                                   0.02%
   Total annual operating expenses(1)                               0.81%



(1) HIFSCO has voluntarily agreed to limit the total operating expenses of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to not more than 0.85%. This policy may be discontinued at any time.


EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class Y shares you would have the same expenses whether or not you redeemed your shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


EXPENSES (WITH OR WITHOUT REDEMPTION)     CLASS Y
Year 1                                    $   64
Year 3                                    $  202
Year 5                                    $  351
Year 10                                   $  786

THE HARTFORD TAX-FREE NEW YORK FUND

THIS FUND IS INTENDED FOR NEW YORK RESIDENTS ONLY. PLEASE CONSULT WITH YOUR FINANCIAL REPRESENTATIVE OR TAX ADVISER BEFORE INVESTING IN THIS FUND.

INVESTMENT GOAL. The Hartford Tax-Free New York Fund seeks to provide current income exempt from federal, New York State and New York City income tax.

PRINCIPAL INVESTMENT STRATEGY. The fund pursues its objective by investing primarily in securities that pay interest that is exempt from federal, New York State and New York City income tax. The fund invests at least 80% of its assets in investments the income from which is exempt from both federal income tax and the income tax of New York State and New York City.


The fund primarily invests in tax-exempt obligations issued by the State of New York, its agencies, instrumentalities and political subdivisions. At least 80% of the tax-exempt obligations purchased by the fund will be of "investment grade" quality. This means that they will be rated at the time of purchase within the four highest categories assigned by Moody's ("Aaa", "Aa", "A" or "Baa"), by S&P ("AAA", "AA", "A" or "BBB") or by Fitch ("AAA", "AA", "A" or "BBB"), or will be unrated securities which are judged by HIMCO to be of comparable quality to securities rated within these four highest categories. The fund may invest up to 20% of its total assets in non-investment grade debt securities (securities rated "Ba" or lower by Moody's, "BB" or lower by S&P or "BB" by Fitch, or securities which, if unrated, are determined by HIMCO to be of comparable quality). Debt securities rated below investment grade are commonly referred to as "junk bonds". The fund may invest up to 20% of its assets in securities with income subject to income tax, including the Alternative Minimum Tax. Although the fund does not have a maximum maturity term restriction, the fund tends to have an average maturity of between 5 and 30 years.


The overall investment approach of HIMCO emphasizes security selection and maturity management and seeks a portfolio which is diversified by sector. HIMCO uses what is sometimes referred to as a top-down analysis to determine which sectors may benefit or be harmed from current and future changes in the economy. HIMCO then selects individual securities to buy or sell from selected sectors that, from a yield perspective, appear either attractive or unattractive. Individual securities should possess appropriate credit quality and liquidity characteristics within the context of the overall portfolio. Securities should possess a combination of coupon rate, original issue discount and call protection which will maximize the fund's yield.

MAIN RISKS. The major factors affecting this fund's performance are interest rate risk and credit risk. When interest rates rise, bond prices fall; generally, the longer a bond's maturity, the more sensitive it is to this risk. You could lose money as a result of your investment.

Credit risk refers to the risk that a security's credit rating could be downgraded, which could affect the value and, potentially, the likelihood of repayment of the fund's securities. This risk is greater with junk bonds.

The fund is subject to income risk, which is the potential for a decline in the fund's income due to falling interest rates.

The fund is subject to the possibility that, under certain circumstances, especially during periods of falling interest rates, a bond issuer will "call" -- or repay -- its bonds before their maturity date. The fund may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

Because the fund invests primarily in municipal securities issued by the State of New York and its political subdivisions, the fund will be particularly affected by political and economic conditions and developments in that state. The fund's ability to achieve its goal depends upon the ability of the issuers of New York municipal securities to repay their debt. A downturn in the financial industry could bring on a fiscal crisis in New York City, which has experienced such a crisis before. The risk of a downturn in the U.S. economy, particularly in New York City and New York State, has been heightened by the terrorist attack on the World Trade Center on September 11, 2001. It is likely that New York City and New York State will suffer financial difficulties resulting from the attack, and such difficulties could adversely affect the ability of New York municipal issuers to make prompt payment of principal and interest, and/or result in a default or credit rating downgrade. As a result, this fund may be more volatile than a more geographically diversified municipal fund. The value of the obligations owned by the fund also may be adversely affected by future changes in federal or New York State or New York City income tax laws, including tax rate reductions or the imposition of a flat tax.

Because the fund is considered non-diversified and may take larger positions in individual issuers than other mutual funds, the fund may have greater market fluctuation and price volatility than a fund that maintains a more broadly diversified portfolio. An investment in the fund therefore entails substantial market risk.


PAST PERFORMANCE. Because Class Y shares of the fund have not yet commenced operations, no performance history has been provided.


YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                                                  CLASS Y
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) as a percentage of offering price    None
   Maximum deferred sales charge (load)                             None
   Exchange fees                                                    None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees                                                  0.55%
   Distribution and service (12b-1) fees                            None
   Other expenses(1)                                                0.12%
   Total annual operating expenses(2)                               0.67%



(1) Estimated. Class Y shares of the fund are not currently being offered.


(2) HIFSCO has voluntarily agreed to limit the total operating expenses of the Class Y shares of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to 0.65%. This policy may be discontinued at any time.

EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class Y shares you would have the same expenses whether or not you redeemed your shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


EXPENSES (WITH OR WITHOUT REDEMPTION)    CLASS Y
Year 1                                   $   68
Year 3                                   $  214

THE HARTFORD TOTAL RETURN BOND FUND


INVESTMENT GOAL. The Hartford Total Return Bond Fund seeks a competitive total return, with income as a secondary objective.


PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 80% of its assets in bonds. Bonds in which the fund invests include (1) securities issued or guaranteed as to principal or interest by the U.S. Government, its agencies or instrumentalities; (2) non-convertible debt securities issued or guaranteed by U.S. corporations or other issuers (including foreign governments or corporations); (3) asset-backed and mortgage-related securities; and (4) securities issued or guaranteed as to principal or interest by a sovereign government or one of its agencies or political subdivisions, supranational entities such as development banks, non-U.S. corporations, banks or bank holding companies, or other foreign issuers. The fund normally invests at least 70% of its portfolio in investment grade debt securities. The fund may invest up to 30% of its total assets in securities rated in the highest category of below investment grade bonds (securities rated "Ba" by Moody's or "BB" by S&P) or securities which, if unrated, are determined by HIMCO to be of comparable quality. Securities rated below investment grade are commonly referred to as "junk bonds".

The fund invests at least 65% of its total assets in debt securities with a maturity of at least one year. There is no other limit on the maturity of bonds held by the fund or the average maturity of the fund's portfolio. The fund may invest up to 15% of its total assets in preferred stocks, convertible securities, and securities accompanied by warrants to purchase equity securities. The fund will not invest in common stocks directly, but may retain, for reasonable periods of time, common stocks acquired upon conversion of debt securities or upon exercise of warrants acquired with debt securities. The fund may invest up to 30% of its total assets in debt securities of foreign issuers and up to 10% of its total assets in non-dollar securities.

HIMCO uses what is sometimes referred to as a top-down analysis to determine which industries may benefit from current and future changes in the economy. HIMCO then selects individual securities from selected industries that, from a yield perspective, appear to be attractive. HIMCO assesses such factors as a company's business environment, balance sheet, income statement, anticipated earnings and management team.

MAIN RISKS. The major factors affecting this fund's performance are interest rate and credit risk. When interest rates rise, bond prices fall; generally the longer a bond's maturity, the more sensitive it is to this risk. You could lose money as a result of your investment.

Credit risk depends largely on the perceived financial health of bond issuers. In general, lower-rated bonds have higher credit risks. High yield bond prices can fall on bad news about the economy, an industry or a company.

The fund is subject to income risk, which is the potential for a decline in the fund's income due to falling interest rates.

The fund is subject to the possibility that, under certain circumstances, especially during periods of falling interest rates, a bond issuer will "call" -- or repay -- its bonds before their maturity date. The fund may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

High yield bonds and foreign securities may make the fund more sensitive to market or economic shifts in the U.S. and abroad.

Any U.S. government or other guarantees on portfolio securities do not apply to the market value or current yield of the portfolio's securities or to the value of the fund's shares.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

The fund may trade securities actively, which could increase its transaction costs (thus affecting performance) and may increase your taxable distributions.

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart year-by-year and average annual total return figures do not include the effect of sales charges as no sales charge is applicable to the Class Y shares.


The table shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.



All figures assume that all dividends and distributions were reinvested (in the case of after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.


CLASS Y TOTAL RETURNS
BY CALENDAR YEAR





1997                                 11.30%
1998                                  7.98%
1999                                 -2.31%
2000                                 11.83%
2001                                  8.20%
2002                                  9.92%



    During the periods shown in the bar chart, the highest quarterly return was 4.24% (4th quarter, 2000) and the lowest quarterly return was -1.44% (2nd quarter, 1997)


AVERAGE ANNUAL TOTAL RETURNS
FOR PERIODS ENDING 12/31/2002


                                                    LIFE OF FUND
                                                      (SINCE
                            1 YEAR       5 YEARS     7/22/96)
Class Y Return Before        9.92%        7.00%        8.13%
Taxes
Class Y Return After         7.31%        4.55%        5.53%
Taxes on
Distributions
Class Y Return After         6.04%        4.38%        5.24%
Taxes on
Distributions and
Sale of Fund Shares
Lehman Brothers U.S.        10.27%        7.54%        8.16%(1)
Aggregate Bond Index
(reflects no
deduction for fees,
 expenses or taxes)


INDEX: The Lehman Brothers U.S. Aggregate Bond Index is an unmanaged index and is composed of securities from the Lehman Brothers Government/Credit Bond Index, Mortgage-Backed Securities Index, Asset-Backed Securities Index and Commercial Mortgage-Backed Securities Index. You cannot invest directly in an index.

(1) Return is from 7/31/1996 - 12/31/2002.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                                                  CLASS Y
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) as a percentage of offering price    None
   Maximum deferred sales charge (load)                             None
   Exchange fees                                                    None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees                                                  0.65%
   Distribution and service (12b-1) fees                            None
   Other expenses                                                   0.13%
   Total annual operating expenses(1)                               0.78%


(1) HIFSCO has voluntarily agreed to limit the total operating expenses of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to not more than 0.80%. This policy may be discontinued at any time.

EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class Y shares you would have the same expenses whether or not you redeemed your shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


EXPENSES (WITH OR WITHOUT REDEMPTION)    CLASS Y
Year 1                                   $   80
Year 3                                   $  249
Year 5                                   $  433
Year 10                                  $  966

THE HARTFORD U.S. GOVERNMENT SECURITIES FUND

INVESTMENT GOAL. The Hartford U.S. Government Securities Fund seeks to provide current income while maintaining preservation of capital consistent with prudent investment risk.

PRINCIPAL INVESTMENT STRATEGY. The fund pursues its objective by investing, under normal circumstances, at least 80% of its assets in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. The fund invests both in U.S. Treasury obligations and in obligations of U.S. Government agencies and instrumentalities. The fund may invest a significant portion of its assets in mortgage-backed securities issued by U.S. Government agencies. The fund may also invest in asset-backed and commercial mortgage-backed securities issued by private entities.

To achieve its goal of current income consistent with prudent investment risk, the fund selects securities that appear from a yield perspective to be attractive. The fund tends to focus on maintaining a bond portfolio with an average life of between seven and fourteen years.


For its most recent fiscal year, the fund's annual portfolio turnover rate exceeded 200%.


MAIN RISKS. The major factors affecting this fund's performance are interest rate and credit risk. When interest rates rise, bond prices fall; generally, the longer a bond's maturity, the more sensitive it is to this risk. You could lose money as a result of your investment.

Credit risk refers to the risk that a security's credit rating could be downgraded, which could affect the value and, potentially, the likelihood of repayment of the fund's securities.

The fund is subject to income risk, which is the potential for a decline in the fund's income due to falling interest rates.

The fund is subject to the possibility that, under certain circumstances, especially during periods of falling interest rates, a bond issuer will "call" -- or repay -- its bonds before their maturity date. The fund may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

Because the fund may invest significantly in mortgage-and asset-backed securities, it is subject to prepayment risk and extension risk. Similar to call risk, prepayment risk is the risk that falling interest rates could cause faster than expected prepayments of the mortgages and loans underlying the fund's mortgage- and asset-backed securities. These prepayments pass through to the fund, which must reinvest them at a time when interest rates on new mortgage- and asset-backed investments are falling, reducing the fund's income. Extension risk is the risk that rising interest rates could cause mortgage and loan prepayments to slow, which could increase the interest rate sensitivity of the fund's mortgage- and asset-backed securities.

Any U.S. government or other guarantees on portfolio securities do not apply to the market value or current yield of the portfolio's securities or to the value of the fund's shares.


The fund trades securities very actively, which increases its transaction costs (thus affecting performance) and may increase your taxable distributions.


PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. Because Class Y shares were not offered prior to February 19, 2002, performance history prior to that time is based upon that of the fund's Class E shares, which are offered through another prospectus. Although Class Y share returns would have been substantially similar to those shown for Class E because all of the fund's shares are invested in the same portfolio of securities, the actual returns will differ because of differences in the expenses borne by each class of shares. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. Returns in the bar chart and table do not include the effect of sales charges. No sales charge is applicable to Class Y shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


All figures assume that all dividends and distributions were reinvested (in the case of after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. The following information includes the fund's performance when it was managed by a previous investment adviser.

TOTAL RETURNS
BY CALENDAR YEAR(1)





1993                                  8.31%
1994                                 -5.64%
1995                                 15.97%
1996                                  3.36%
1997                                  8.92%
1998                                  8.52%
1999                                 -1.99%
2000                                 11.50%
2001                                  7.49%
2002                                 11.38%


(1) Class Y shares commenced operations on February 19, 2002. Performance prior to that date is that of the fund's Class E shares, which have different expenses.


    During the periods shown in the bar chart, the highest quarterly return was 5.19% (3rd quarter, 2001) and the lowest quarterly return was -3.60% (1st quarter, 1994)


AVERAGE ANNUAL TOTAL RETURNS
FOR PERIODS ENDING 12/31/2002


                                  1 YEAR     5 YEARS  10 YEARS
Class Y Return Before             11.38%       7.26%    6.59%
Taxes(1)
Class Y Return After               9.60%       5.03%    4.02%
Taxes on
Distributions(1)
Class Y Return After               5.89%       4.64%    3.90%
Taxes on Distributions
and Sale of Fund
Shares(1)
Lehman Brothers U.S.              11.50%       7.77%    7.56%
Government Index
Lehman Brothers                    9.64%       7.44%    6.91%
Intermediate Government
Bond Index (reflects no
deduction for fees,
expenses or taxes)



INDICES: The Lehman Brothers U.S. Government Index is an unmanaged index of government bonds with maturities of one year or more. The Lehman Brothers Intermediate Government Bond Index is an unmanaged index of government bonds with maturities of between one and ten years. The fund has changed its benchmark from the Lehman Brothers Intermediate Government Bond Index to the Lehman Brothers U.S. Government Index because the fund's investment manager believes the Lehman Brothers U.S. Government Index is better suited to the investment strategy of the fund. You cannot invest directly in an index.


(1) Class Y shares commenced operations on February 19, 2002. Class Y share performance prior to February 19, 2002 reflects Class E share performance and operating expenses, adjusted to reflect the fact that Class Y has no sales charges.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                                                  CLASS Y
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) as a percentage of offering price    None
   Maximum deferred sales charge (load)                             None
   Exchange fees                                                    None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees                                                  0.72%
   Distribution and service (12b-1) fees                            None
   Other expenses                                                   0.02%
   Total annual operating expenses(1)                               0.74%



(1) HIFSCO has voluntarily agreed to limit the total operating expenses of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to not more than 0.80%. This policy may be discontinued at any time.


EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class Y shares you would have the same expenses whether or not you redeemed your shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


EXPENSES (WITH OR WITHOUT REDEMPTION)    CLASS Y
Year 1                                   $   76
Year 3                                   $  237
Year 5                                   $  411
Year 10                                  $  918

THE HARTFORD VALUE FUND

INVESTMENT GOAL. The Hartford Value Fund seeks long-term total return.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 80% of its assets in equity securities of companies with market capitalizations above $3 billion. The fund may invest up to 20% of its total assets in the securities of foreign issuers and non-dollar securities.


The fund's investment approach is based on the fundamental analysis of companies with market capitalizations above $3 billion and estimated below-average price-to-earnings ratio. Fundamental analysis involves the assessment of company-specific factors such as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends and other related measures or indicators of value. The typical purchase candidate may be characterized as an overlooked company with sound fundamentals. Holdings are frequently in viable, growing businesses with good financial strength in industries that are temporarily out of favor and under-researched by institutions, but provide the potential for above-average total returns and which sell at estimated below-average price-to-earnings multiples. Portfolio construction is driven primarily by security selection. Market timing is not employed, and limited consideration is given to economic analysis in establishing sector and industry weightings. The portfolio employs what is often called a "bottom up" approach, which is the use of fundamental analysis to select specific securities from a variety of industries. Fundamental analysis involves the assessment of company-specific factors such as business environment, management quality, balance sheet, income statement, revenues, anticipated earnings and other related measures or indicators of value.



MAIN RISKS. As with most equity funds, the value of your investment in the fund may go down in response to overall stock market movements and trends. You could lose money as a result of your investment. The fund's focus on companies with market capitalizations above $3 billion significantly influences its performance. Stocks of companies with such market capitalizations as a group can fall out of favor with the market causing the fund to perform more poorly than funds that focus on smaller capitalization stocks.


Following a value orientation towards selecting securities entails special risks, particularly when used as part of a "contrarian" approach to evaluating issuers. Overlooked or otherwise undervalued securities entail a significant risk of never attaining their potential value.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax law changes to governmental collapse.

Wellington Management's investment strategy will significantly influence the fund's performance. If Wellington's strategy for selecting individual securities does not produce the desired results, the fund could underperform its peers or lose money.

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows the fund's total return for the first full calendar year of the fund's operation, while the table shows how the fund's performance for the same time period and since inception compares to that of a broad-based market index. The bar chart figures and average annual total return figures do not include the effect of sales charges as no sales charges are applicable to Class Y shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.

CLASS Y TOTAL RETURN
FOR CALENDAR YEAR 2002





2002                                 -22.80%



    During the period shown in the bar chart, the highest quarterly return was 6.85% (4th quarter, 2002) and the lowest quarterly return was -19.93% (3rd quarter, 2002)


AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/2002



                                1 YEAR             LIFE OF FUND
                                                  (Since 4/30/01)
Class Y Return Before           -22.80%               -14.91%
Taxes
Class Y Return After            -23.18%               -15.29%
Taxes on Distributions
Class Y Return After            -13.99%               -11.98%
Taxes on Distributions
and Sale of Fund Shares
Russell 1000 Value Index        -15.52%               -12.00%
(reflects no deduction for
fees, expenses or taxes)


INDEX: The Russell 1000 Value Index is an unmanaged index measuring the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values. (The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest U.S. companies based on total market capitalizations.) You cannot invest directly in an index.


YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                                                  CLASS Y
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge as a percentage of offering price (load)    None
   Maximum deferred sales charge (load)                             None
   Exchange fees                                                    None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees                                                  0.80%
   Distribution and service (12b-1) fees                            None
   Other expenses                                                   0.18%
   Total annual operating expenses(1)                               0.98%


(1) HIFSCO has voluntarily agreed to limit the total operating expenses of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to not more than 1.00%. This policy may be discontinued at any time.

EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class Y shares you would have the same expenses whether or not you redeemed your shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

EXPENSES (WITH OR WITHOUT REDEMPTION)     CLASS Y
Year 1                                   $    100
Year 3                                   $    312
Year 5                                   $    542
Year 10                                  $  1,201

THE HARTFORD VALUE OPPORTUNITIES FUND

INVESTMENT GOAL. The Hartford Value Opportunities Fund seeks short- and long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests primarily in equity securities of companies covering a broad range of industries and market capitalizations, focusing on securities that Wellington Management believes are undervalued and have the potential for appreciation. The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities.

The fund's investment strategy employs a contrarian approach to stock selection, favoring securities that appear to be undervalued in the marketplace. The approach demands an emphasis on extensive research to identify stocks of companies whose fundamentals are not adequately reflected in the market price of their securities. Valuation techniques are a key component of the fund's investment approach. A stock's value is evaluated on three primary criteria: its price-to-earnings ratio, issuer's earnings power and growth potential. Stocks are selected whose issuers have the most compelling blend of the following attributes:

         -        high fundamental investment value,

         -        strong management team, and

         -        strong industry position.

MAIN RISKS. As with most equity funds, the value of your investment in the fund may go down in response to overall stock market movements and trends. Because the fund invests in small, medium and large companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Stocks of small or mid-sized companies may be more risky than stocks of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer from isolated setbacks. You could lose money as a result of your investment.

Following a value orientation towards selecting securities entails special risks, particularly when used as part of a "contrarian" approach to evaluating issuers. Overlooked or otherwise undervalued securities entail a risk of never attaining their potential value.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax law changes to governmental collapse.

Wellington Management's investment strategy will significantly influence the fund's performance. If Wellington's strategy for selecting individual securities does not produce the desired results, the fund could underperform its peers or lose money.

The fund may trade securities actively, which could increase its transaction costs (thus affecting performance) and may increase your taxable distributions.

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. Because Class Y shares were not offered prior to February 19, 2002, performance history prior to that time is based upon that of the fund's Class L shares, which are offered through another prospectus. Although Class Y share returns would have been substantially similar to those shown for Class L because all of the fund's shares are invested in the same portfolio of securities, the actual returns of the Class Y shares would have been higher than the annual returns shown for the fund's Class L shares because of differences in the expenses borne by each class of shares. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. Returns in the bar chart and table do not include the effect of sales charges. No sales charge is applicable to Class Y shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. The following information includes the fund's performance when it was managed by a previous investment adviser.

TOTAL RETURNS
BY CALENDAR YEAR(1)


1996                                 19.88%
1997                                 24.81%
1998                                  8.38%
1999                                  8.84%
2000                                 18.84%
2001                                 -3.99%
2002                                -25.18%





(1) Class Y shares commenced operations on February 19, 2002. Performance prior to that date is that of the fund's Class L shares, which have different expenses.


    During the periods shown in the bar chart, the highest quarterly return was 15.78% (4th quarter, 1998) and the lowest quarterly return was -18.38% (3rd quarter, 2001)


AVERAGE ANNUAL TOTAL RETURNS
FOR PERIODS ENDING 12/31/2002


                                                        Life of Fund
                         1 YEAR          5 YEARS       (Since 1/2/96)
Class Y Return           -25.18%          0.14%             6.18%
Before Taxes(1)
Class Y Return           -25.18%         -1.81%             3.37%
After Taxes on
Distributions(1)
Class Y Return           -18.22%         -1.09%             3.76%
After Taxes on
Distributions and
Sale of Fund
Shares(1)
Russell 3000 Value       -15.18%          1.19%             9.34%(2)
Index (reflects no
deduction for fees,
expenses or taxes)


INDEX: The Russell 3000 Value Index is an unmanaged index measuring the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. (The Russell 3000 Index is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization.) You cannot invest directly in an index.

(1) Class Y shares commenced operations on February 19, 2002. Class Y share performance prior to February 19, 2002 reflects Class L share performance and operating expenses, adjusted to reflect the fact that Class Y has no sales charges.


(2) Return is from 12/31/1995 - 12/31/2002.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                                                  CLASS Y
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) as a percentage of offering price    None
   Maximum deferred sales charge (load)                             None
   Exchange fees                                                    None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees                                                  1.00%
   Distribution and service (12b-1) fees                            None
   Other expenses                                                   0.13%
   Total annual operating expenses(1)                               1.13%


(1) HIFSCO has voluntarily agreed to limit the total operating expenses of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to not more than 1.25%. This policy may be discontinued at any time.


EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class Y shares you would have the same expenses whether or not you redeemed your shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


EXPENSES (WITH OR WITHOUT REDEMPTION)    CLASS Y
Year  1                                  $    115
Year  3                                  $    359
Year  5                                  $    622
Year 10                                  $  1,375

INVESTMENT STRATEGIES AND INVESTMENT MATTERS

INVESTMENT RISKS GENERALLY

There is no assurance that a fund will achieve its investment goal (investment objective), and investors should not consider any one fund alone to be a complete investment program. As with all mutual funds, there is a risk that an investor could lose money by investing in a fund.

The different types of securities, investments, and investment techniques used by each fund all have attendant risks of varying degrees. For example, with respect to equity securities, there can be no assurance of capital appreciation and an investment in any stock is subject to, among other risks, the risk that the stock market as a whole may decline, thereby depressing the stock's price (market risk), or the risk that the price of a particular issuer's stock may decline due to its financial results (financial risk). With respect to debt securities, there exists, among other risks, the risk that the issuer of a security may not be able to meet its obligations on interest or principal payments at the time required by the instrument (credit risk, a type of financial risk). In addition, the value of debt instruments and other income-bearing securities generally rises and falls inversely with prevailing current interest rates (interest rate risk, a type of market risk). As described below, an investment in certain of the funds entails special additional risks as a result of their ability to invest a substantial portion of their assets in foreign investment or securities of small capitalization companies.

USE OF MONEY MARKET INVESTMENTS FOR TEMPORARY DEFENSIVE PURPOSES


From time to time, as part of its principal investment strategy, each fund (other than the Money Market Fund, which may invest in high-quality money market securities at any time) may invest some or all of its assets in high quality money market securities for temporary defensive purposes in response to adverse market, economic or political conditions. To the extent a fund is in a defensive position, the fund may lose the benefit of upswings and limit its ability to meet its investment objective. For Tax-Free California Fund, Tax-Free Minnesota Fund, Tax-Free National Fund and Tax-Free New York Fund, being in a defensive position could result in a portion of the funds' regular income distribution being taxable.


USE OF OPTIONS, FUTURES AND OTHER DERIVATIVES


Although not a principal investment strategy, except with respect to Income Fund and Inflation Plus Fund which may utilize derivatives as part of their principal investment strategy as set forth in the Principal Investment Strategy section for each of these funds, each fund (other than the Money Market Fund) may purchase and sell options, enter into futures contracts and/or utilize other derivative contracts and securities with respect to stocks, bonds, groups of securities (such as financial indices), foreign currencies or interest rates. These techniques permit a fund to gain exposure to a particular security, group of securities, interest rate or index, and thereby have the potential for a fund to earn returns that are similar to those which would be earned by direct investments in those securities or instruments.


These techniques are also used to manage risk by hedging a fund's portfolio investments. Hedging techniques may not always be available to the funds, and it may not always be feasible for a fund to use hedging techniques even when they are available.

Derivatives have risks, however. If the issuer of the derivative instrument does not pay the amount due, a fund could lose money on the instrument. In addition, the underlying security or investment on which the derivative is based, or the derivative itself, may not perform the way the manager expected. As a result, the use of these techniques may result in losses to a fund or increase volatility in a fund's performance. Some derivatives are sophisticated instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. Derivative securities are subject to market risk, which could be significant for those that have a leveraging effect. Investments in derivatives may cause the Tax-Free California Fund, Tax-Free Minnesota Fund, Tax-Free National Fund and Tax-Free New York Fund to earn income that is taxable when distributed to shareholders.

FOREIGN INVESTMENTS

The funds, other than the Money Market Fund, Short Duration Fund, Tax-Free California Fund, Tax-Free Minnesota Fund, Tax-Free National Fund, Tax-Free New York Fund, and U.S. Government Securities Fund, may invest in securities of foreign issuers and non-dollar securities as part of their principal investment strategy. The Money Market Fund and Short Duration Fund may invest in securities of foreign issuers, but not in non-dollar securities, as part of their principal investment strategy. The U.S. Government

Securities Fund may invest in bonds issued or guaranteed by the Canadian government or its agencies, but not as part of its principal investment strategy.

Investments in the securities of foreign issuers or investments in non-dollar securities involve significant risks that are not typically associated with investing in U.S. dollar-denominated securities or securities of domestic issuers. Such investments may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and in exchange control regulations. Some foreign stock markets (and other securities markets) may have substantially less volume than, for example, the New York Stock Exchange (or other domestic markets) and securities of some foreign issuers may be less liquid than securities of comparable domestic issuers. Commissions and dealer mark-ups on transactions in foreign investments may be higher than for similar transactions in the United States. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, on certain occasions, such procedures have been unable to keep pace with the volume of securities transactions, thus making it difficult to execute such transactions. The inability of a fund to make intended investments due to settlement problems could cause it to miss attractive investment opportunities. Inability to dispose of portfolio securities or other investments due to settlement problems could result either in losses to the fund due to subsequent declines in value of the portfolio investment or, if the fund has entered into a contract to sell the investment, could result in possible liability to the purchaser.

Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies, and there may be less publicly available information about a foreign issuer than about a domestic one. In addition, there is generally less government regulation of stock exchanges, brokers, and listed and unlisted issuers in foreign countries than in the United States. Furthermore, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, imposition of withholding taxes on dividend or interest payments, limitations on the removal of cash or other assets of a fund, or political or social instability or diplomatic developments which could affect investments in those countries. Individual foreign economies also may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

INVESTMENTS IN EMERGING MARKETS

International Capital Appreciation Fund and International Small Company Fund may invest in emerging markets as part of their principal investment strategy. All other funds, except Inflation Plus Fund, Money Market Fund, Short Duration Fund, Tax-Free California Fund, Tax-Free Minnesota Fund, Tax-Free National Fund, Tax-Free New York Fund and U.S. Government Securities Fund, may invest in emerging markets, but not as a principal investment strategy.

The securities markets of Asian, Latin American, Eastern European, African and other emerging countries are less liquid, are especially subject to greater price volatility, have smaller market capitalizations, have less government regulation and are not subject to as extensive and frequent accounting, financial and other reporting requirements as the securities markets of more developed countries. Further, investment in equity securities of issuers located in Russia and certain other emerging countries involves risk of loss resulting from problems in share registration and custody and substantial economic and political disruptions. These risks are not normally associated with investments in more developed countries.

SMALL CAPITALIZATION COMPANIES


Global Communications Fund, Global Financial Services Fund, Global Health Fund, Global Technology Fund, Growth Opportunities Fund, International Small Company Fund, Small Company Fund, SmallCap Growth Fund and Value Opportunities Fund may invest in securities of small capitalization companies as part of their principal investment strategy. Advisers Fund, Capital Appreciation Fund, Dividend and Growth Fund, Focus Fund, Global Leaders Fund, Growth and Income Fund, Growth Fund, High Yield Fund, International Capital Appreciation Fund, International Opportunities Fund, MidCap Fund, MidCap Value Fund, Stock Fund, Total Return Bond Fund and Value Fund, may hold securities of such companies, but not as a principal investment strategy.


Historically, small market capitalization stocks and stocks of recently organized companies have been more volatile in price than the larger market capitalization stocks often included in the S&P 500 Index. As a result, investing in the securities of such companies involves greater risk and the possibility of greater portfolio price volatility. Among the reasons for the greater price volatility of these small company and unseasoned stocks are the less certain growth prospects of smaller firms and the lower degree of liquidity in the markets for such stocks. Small company stocks are frequently thinly traded and may have to be sold at a discount from current market prices or sold in small lots over an extended period of time. Small companies also often have limited product lines, markets or financial resources; may depend on or use a few key personnel for management; and may be susceptible to losses and risks of bankruptcy. The transaction costs associated with small company stocks are often higher than those of larger capitalization companies.

ABOUT EACH FUND'S INVESTMENT GOAL

Each fund's investment goal (or objective) may be changed without approval of the shareholders of the fund. A fund may not be able to achieve its goal.

CONSEQUENCES OF PORTFOLIO TRADING PRACTICES


Capital Appreciation Fund, Focus Fund, Global Financial Services Fund, Global Leaders Fund, Global Technology Fund, Growth Fund, Growth Opportunities Fund, Income Fund, Inflation Plus Fund, International Capital Appreciation Fund, International Opportunities Fund, International Small Company Fund, MidCap Fund, Short Duration Fund, SmallCap Growth Fund, Small Company Fund, Total Return Bond Fund, U.S. Government Securities Fund and Value Opportunities Fund, are expected to have relatively high portfolio turnover. The other funds may, at times, engage in short-term trading. Short-term trading could produce higher brokerage expenses for a fund and higher taxable distributions to the fund's shareholders. Except for the Tax-Free Funds, the funds are not managed to achieve a particular tax result for shareholders. Shareholders should consult their own tax adviser for individual tax advice.


TERMS USED IN THIS PROSPECTUS


Equity Securities: Equity securities include common stock, preferred stock, securities convertible into common or preferred stock and warrants or rights to acquire common stock, including options.



Foreign issuers: Foreign issuers include (1) companies organized outside the United States; (2) foreign governments and agencies or instrumentalities of foreign governments; and (3) issuers whose economic fortunes and risks are primarily linked with markets outside the United States. Certain companies organized outside the United States may not be deemed to be foreign issuers if the issuer's economic fortunes and risks are primarily linked with U.S. markets.


Non-Dollar Securities: Securities denominated or quoted in foreign currency or paying income in foreign currency.

INVESTMENT POLICIES

Global Communications Fund, Global Financial Services Fund, Global Health Fund, Global Technology Fund, High Yield Fund, International Small Company Fund, MidCap Fund, MidCap Value Fund, Small Company Fund, SmallCap Growth Fund, Stock Fund and U.S. Government Securities Fund have names which suggest a focus on a particular type of investment. In accordance with Rule 35d-1 under the Investment Company Act of 1940 (the "1940 Act"), each of these funds has adopted a policy that it will, under normal circumstances, invest at least 80% of the value of its assets in investments of the type suggested by its name. For this policy, "assets" means net assets plus the amount of any borrowings for investment purposes. In addition, in appropriate circumstances, synthetic investments may be included in the 80% basket if they have economic characteristics similar to the other investments included in the basket. A fund's policy to invest at least 80% of its assets in such a manner is not a "fundamental" one, which means that it may be changed without the vote of a majority of the fund's outstanding shares as defined in the 1940 Act. The name of each of these funds may be changed at any time by a vote of the fund's board of directors. However, Rule 35d-1 also requires that shareholders be given written notice at least 60 days prior to any change by a fund of its 80% investment policy covered by Rule 35d-1.

Tax-Free California Fund, Tax-Free Minnesota Fund, Tax-Free National Fund and Tax-Free New York Fund each also has a name which suggests a focus on a particular type of investment. In accordance with Rule 35d-1, each of these funds has adopted a policy that it will, under normal circumstances, invest at least 80% of the value of its assets in investments the income from which is exempt from federal income tax and, with respect to Tax-Free California Fund, Tax-Free Minnesota Fund and Tax-Free New York Fund, the income tax of California, Minnesota or New York State and New York City, respectively. For this policy, "assets" means net assets plus the amount of any borrowings for investment purposes. In addition, in appropriate circumstances, synthetic investments may be included in the 80% basket if they have economic characteristics similar to the other investments included in the basket. A fund's policy to invest at least 80% of its assets in such a manner is a "fundamental" one for each of Tax-Free California Fund, Tax-Free Minnesota Fund, Tax-Free National Fund and Tax-Free New York Fund, which means that it may not be changed without the vote of a majority of the fund's outstanding shares as defined in the 1940 Act.

ADDITIONAL INVESTMENT STRATEGIES AND RISKS

Each fund may invest in various securities and engage in various investment techniques which are not the principal focus of the fund and therefore are not described in this prospectus. These securities and techniques, together with their risks, are discussed in the funds' Combined Statement of Additional Information ("SAI") which may be obtained free of charge by contacting the funds (see back cover for address and phone number).

MANAGEMENT OF THE FUNDS

THE INVESTMENT MANAGER


Hartford Investment Financial Services, LLC ("HIFSCO") is the investment manager to each fund. HIFSCO is a wholly-owned indirect subsidiary of The Hartford Financial Services Group, Inc. ("The Hartford"), a Connecticut financial services company with over $182 billion in assets as of December 31, 2002. At the same time, HIFSCO had over $14.4 billion in assets under management. HIFSCO is responsible for the management of each fund and supervises the activities of the investment sub-advisers described below. HIFSCO is principally located at 200 Hopmeadow Street, Simsbury, Connecticut 06089.


THE INVESTMENT SUB-ADVISERS


Wellington Management Company, LLP is the investment sub-adviser to each of the funds, other than those subadvised by HIMCO. Wellington Management, a Massachusetts limited liability partnership, is a professional investment counseling firm that provides services to investment companies, employee benefit plans, endowments, foundations and other institutions and individuals. Wellington Management and its predecessor organizations have provided investment advisory services since 1928. As of December 31, 2002 Wellington Management had investment management authority over approximately $303 billion in assets. Wellington Management is principally located at 75 State Street, Boston, Massachusetts 02109.



Hartford Investment Management Company ("HIMCO(R)") is the investment sub-adviser to the High Yield Fund, Income Fund, Inflation Plus Fund, Money Market Fund, Short Duration Fund, Tax-Free California Fund, Tax-Free Minnesota Fund, Tax-Free National Fund, Tax-Free New York Fund, Total Return Bond Fund and U.S. Government Securities Fund. HIMCO is a professional money management firm that provides services to investment companies, employee benefit plans and insurance companies. HIMCO is a wholly-owned subsidiary of The Hartford. As of December 31, 2002 HIMCO and its wholly-owned subsidiary had investment management authority over approximately $88.5 billion in assets. HIMCO is principally located at 55 Farmington Avenue, Hartford, Connecticut 06105.


MANAGEMENT FEES

Each fund pays a monthly management fee to HIFSCO based on a stated percentage of the Fund's average daily net asset value as follows:

FOCUS FUND, GLOBAL COMMUNICATIONS FUND, GLOBAL FINANCIAL SERVICES FUND, GLOBAL HEALTH FUND AND GLOBAL TECHNOLOGY FUND

   NET ASSET VALUE                 ANNUAL RATE
---------------------              -----------
First $500,000,000                   1.00%
Next  $500,000,000                   0.95%
Amount Over $1 Billion               0.90%

INTERNATIONAL CAPITAL APPRECIATION FUND AND INTERNATIONAL SMALL COMPANY FUND

   NET ASSET VALUE                 ANNUAL RATE
---------------------              -----------
First $500,000,000                   1.00%
Next  $500,000,000                   0.90%
Amount Over $1 Billion               0.85%

GROWTH FUND, GROWTH OPPORTUNITIES FUND, SMALLCAP GROWTH FUND AND VALUE OPPORTUNITIES FUND

   NET ASSET VALUE                 ANNUAL RATE
---------------------              -----------
First $100,000,000                   1.00%
Next  $150,000,000                   0.80%
Amount Over $250 Million             0.70%

GLOBAL LEADERS FUND, INTERNATIONAL OPPORTUNITIES FUND, MIDCAP FUND, MIDCAP VALUE FUND AND SMALL COMPANY FUND

   NET ASSET VALUE                 ANNUAL RATE
---------------------              -----------
First $500,000,000                   0.85%
Next  $500,000,000                   0.75%
Amount Over $1 Billion               0.70%

TAX-FREE NATIONAL FUND AND U.S. GOVERNMENT SECURITIES FUND

   NET ASSET VALUE                 ANNUAL RATE
---------------------              -----------
First $50,000,000                    0.80%
Amount Over $50,000,000              0.70%


CAPITAL APPRECIATION FUND, GROWTH AND INCOME FUND, STOCK FUND AND VALUE FUND


   NET ASSET VALUE                 ANNUAL RATE
---------------------              -----------
First $500,000,000                   0.80%
Next  $500,000,000                   0.70%
Amount Over $1 Billion               0.65%

ADVISERS FUND, DIVIDEND AND GROWTH FUND AND HIGH YIELD FUND

   NET ASSET VALUE                 ANNUAL RATE
---------------------              -----------
First $500,000,000                   0.75%
Next  $500,000,000                   0.65%
Amount Over $1 Billion               0.60%

TAX-FREE MINNESOTA FUND

   NET ASSET VALUE                 ANNUAL RATE
---------------------              -----------
First $50,000,000                    0.72%
Amount Over $50,000,000              0.70%

INCOME FUND AND INFLATION PLUS FUND

   NET ASSET VALUE                 ANNUAL RATE
---------------------              -----------
First $500,000,000                   0.60%
Amount Over $500,000,000             0.55%

TOTAL RETURN BOND FUND

   NET ASSET VALUE                 ANNUAL RATE
---------------------              -----------
First $500,000,000                   0.65%
Next  $500,000,000                   0.55%
Amount Over $1 Billion               0.50%

SHORT DURATION FUND, TAX-FREE CALIFORNIA FUND AND TAX-FREE NEW YORK FUND

   NET ASSET VALUE                 ANNUAL RATE
---------------------              -----------
First $500,000,000                   0.55%
Amount Over $500,000,000             0.50%

MONEY MARKET FUND

   NET ASSET VALUE                 ANNUAL RATE
---------------------              -----------
First $500,000,000                   0.50%
Next  $500,000,000                   0.45%
Amount Over $1 Billion               0.40%

For each fund's fiscal year ended October 31, 2002, the investment management fees paid to HIFSCO, expressed as a percentage of average net assets, were as follows:


                    FUND NAME                                     10/31/2002
----------------------------------------------------              ----------
The Hartford Advisers Fund                                          0.64%
The Hartford Capital Appreciation Fund                              0.68%
The Hartford Dividend and Growth Fund                               0.69%
The Hartford Focus Fund                                             1.00%
The Hartford Global Communications Fund                             1.00%
The Hartford Global Financial Services Fund                         1.00%
The Hartford Global Health Fund                                     1.00%
The Hartford Global Leaders Fund                                    0.85%
The Hartford Global Technology Fund                                 1.00%
The Hartford Growth and Income Fund                                 0.80%
The Hartford Growth Fund                                            0.81%
The Hartford Growth Opportunities Fund                              0.77%
The Hartford High Yield Fund                                        0.75%
The Hartford International Capital Appreciation Fund                1.00%
The Hartford International Opportunities Fund                       0.85%
The Hartford International Small Company Fund                       1.00%
The Hartford MidCap Fund                                            0.78%
The Hartford MidCap Value Fund                                      0.85%
The Hartford Money Market Fund                                      0.50%
The Hartford Small Company Fund                                     0.85%
The Hartford SmallCap Growth Fund                                   0.92%
The Hartford Stock Fund                                             0.70%
The Hartford Tax-Free Minnesota Fund                                0.72%
The Hartford Tax-Free National Fund                                 0.79%
The Hartford Total Return Bond Fund                                 0.65%
The Hartford U.S. Government Securities Fund                        0.72%
The Hartford Value Fund                                             0.80%
The Hartford Value Opportunities Fund                               1.00%


Because Income Fund, Inflation Plus Fund, Short Duration Fund, Tax-Free California Fund and Tax-Free New York Fund did not commence operations until October 31, 2002, information is not available regarding fees paid by these funds to HIFSCO.

PORTFOLIO MANAGERS OF THE FUNDS

The following persons or teams have had primary responsibility for the day-to-day management of each indicated fund's portfolio since the date stated below.

ADVISERS FUND Paul D. Kaplan and Rand L. Alexander, Senior Vice Presidents of Wellington Management, have served as co-portfolio managers of the fund since its inception (1996). Mr. Kaplan joined Wellington Management in 1982 and has been an investment professional since 1974. Mr. Alexander joined Wellington Management in 1990 and has been an investment professional since 1976.

CAPITAL APPRECIATION FUND Saul J. Pannell, Senior Vice President of Wellington Management, has served as portfolio manager of the fund since its inception
(1996). Mr. Pannell joined Wellington Management in 1979 and has been an investment professional since 1974.

DIVIDEND AND GROWTH FUND The fund is managed by Edward P. Bousa. Mr. Bousa is Vice President of Wellington Management and has served as portfolio manager of the fund since July, 2001. Mr. Bousa joined Wellington Management as a portfolio manager in 2000 and has been an investment professional since 1980. Previously Mr. Bousa was employed by Putnam Investments from 1992-2000, Fidelity Management Trust Company from 1984-1992, and Louis Dreyfus Corporation from 1980-1982.

FOCUS FUND The fund is managed by Rand L. Alexander. Mr. Alexander is Senior Vice President of Wellington Management and has served as portfolio manager of the fund since its inception in 1996. Mr. Alexander joined Wellington Management in 1990 and has been an investment professional since 1976.

GLOBAL COMMUNICATIONS FUND This fund has been managed since its inception
(2000) by Wellington Management using a team of its global industry analysts that specialize in the communications industry.

GLOBAL FINANCIAL SERVICES FUND This fund has been managed since its inception
(2000) by Wellington Management using a team of its global industry analysts that specialize in the financial services industry.

GLOBAL HEALTH FUND This fund has been managed since its inception (2000) by Wellington Management using a team of its global industry analysts that specialize in the health care sector.

GLOBAL LEADERS FUND Andrew S. Offit, Senior Vice President of Wellington Management, has served as portfolio manager or co-portfolio manager of the fund since its inception in 1998. Mr. Offit joined Wellington Management as a portfolio manager in 1997 and has been an investment professional since 1987.

GLOBAL TECHNOLOGY FUND This fund has been managed since its inception (2000) by Wellington Management using a team of its global industry analysts that specialize in the technology sector.


GROWTH AND INCOME FUND James A. Rullo, Senior Vice President of Wellington Management, has served as portfolio manager of the fund since its inception
(1998). Mr. Rullo joined Wellington Management as a portfolio manger in 1994 and has been an investment professional since 1987.



GROWTH FUND Andrew J. Shilling has been primarily responsible for the day-to-day management of the fund since April 2, 2001. Mr. Shilling, Senior Vice President of Wellington Management, joined Wellington Management as a global industry analyst in 1994 and has been an investment professional since 1989.



GROWTH OPPORTUNITIES FUND Michael Carmen has been primarily responsible for the day-to-day management of the fund since April 2, 2001. Mr. Carmen, Senior Vice President of Wellington Management, joined Wellington Management as a portfolio manager in 1999. Prior to joining Wellington Management, he was an equity portfolio manager at Kobrick Funds (1997-1999), State Street Research and Management (1992-1996, 1997) and Montgomery Asset Management (1996).



HIGH YIELD FUND The fund is co-managed by Christine Mozonski and David
Hillmeyer.






Christine Mozonski, Vice President of HIMCO, has served as portfolio manager of the fund since July 2000. Ms. Mozonski joined HIMCO in June 1992 and has been an investment professional involved in trading and portfolio management since that time.



David Hillmeyer, Vice President of HIMCO, has served as portfolio manager of the fund since January 2003. Mr. Hillmeyer joined HIMCO in 1995 and has been an investment professional involved in trading and portfolio management since 1992.


INCOME FUND   The fund is co-managed by Christine Mozonski and William H.
Davison.

Christine Mozonski, Vice President of HIMCO, has served as co-portfolio manager of the fund since its inception on October 31, 2002. Ms. Mozonski joined HIMCO in June 1992 and has been an investment professional involved in trading and portfolio management since that time.

William H. Davison, Jr., Managing Director of HIMCO, has served as co-portfolio manager of the fund since its inception on October 31, 2002. Mr. Davison, an investment professional since 1981, joined HIMCO in 1990 and has been involved in credit analysis and portfolio management since that time.

INFLATION PLUS FUND The fund is co-managed by James P. Connolly and William H. Davison.

James P. Connolly, Vice President of HIMCO, has served as portfolio manager of the fund since its inception on October 31, 2002. Mr. Connolly joined HIMCO in 1993 and has been an investment professional involved in portfolio risk analysis and portfolio management since 1994.

William H. Davison, Jr., Managing Director of HIMCO, has served as co-portfolio manager of the fund since its inception on October 31, 2002. Mr. Davison, an investment professional since 1981, joined HIMCO in 1990 and has been involved in credit analysis and portfolio management since that time.

INTERNATIONAL CAPITAL APPRECIATION FUND This fund has been managed since its inception (2001) by Andrew S. Offit. Andrew S. Offit is a Senior Vice President of Wellington Management. He joined Wellington Management as a portfolio manager in 1997, and has been an investment professional since 1987.

INTERNATIONAL OPPORTUNITIES FUND Trond Skramstad, Senior Vice President of Wellington Management, has served as portfolio manager of the fund since its inception (1996). Mr. Skramstad joined Wellington Management in 1993 and has been an investment professional since 1990.

INTERNATIONAL SMALL COMPANY FUND This fund has been managed since its inception
(2001) by Edward L. Makin. Edward L. Makin is a Vice President of Wellington Management. He joined Wellington Management as a portfolio manager in 1994, and has been an investment professional since 1987.

MIDCAP FUND Phillip H. Perelmuter, Senior Vice President of Wellington Management, has served as portfolio manager of the fund since its inception
(1997). Mr. Perelmuter joined Wellington Management in 1995 and has been an investment professional since 1983.

MIDCAP VALUE FUND The fund is managed by Wellington Management using a team of analysts led by James N. Mordy that specialize in value oriented investing. Mr. Mordy is Senior Vice President of Wellington Management and has led the team since April, 2001. He joined Wellington Management in 1985 and has been an investment professional since that time.

MONEY MARKET FUND Robert Crusha, Vice President of HIMCO, has served as portfolio manager of the fund since May 1, 2002. Mr. Crusha joined HIMCO in 1993 and has been an investment professional involved in trading and portfolio management since 1995.

SHORT DURATION FUND The fund is managed by James P. Connolly, with Robert Crusha as assistant portfolio manager.

James P. Connolly, Vice President of HIMCO, has served as portfolio manager of the fund since its inception on October 31, 2002. Mr. Connolly joined HIMCO in 1993 and has been an investment professional involved in portfolio risk analysis and portfolio management since 1994.

Robert Crusha, Vice President of HIMCO, has served as assistant portfolio manager of the fund since its inception on October 31, 2002. Mr. Crusha joined HIMCO in 1993 and has been an investment professional involved in trading and portfolio management since 1995.


SMALL COMPANY FUND Steven C. Angeli, Senior Vice President of Wellington Management, has served as portfolio manager of the fund since January 2, 2000. Mr. Angeli joined Wellington Management in 1994 and has been an investment professional since 1990.



SMALLCAP GROWTH FUND James A. Rullo and David J. Elliott have been primarily responsible for the day-to-day management of the fund since April 2, 2001. Mr. Rullo, Senior Vice President of Wellington Management, joined Wellington Management as a portfolio manager in 1994 and has been an investment professional since 1987. Mr. Elliott, Vice President of Wellington Management, joined Wellington Management as a Senior Systems Analyst in 1995 and has been an investment professional involved in quantitative analysis since 1999.


STOCK FUND The fund is managed by Rand L. Alexander. Mr. Alexander is Senior Vice President of Wellington Management and has served as portfolio manager of the fund since its inception in 1996. Mr. Alexander joined Wellington Management in 1990 and has been an investment professional since 1976.

TAX-FREE CALIFORNIA FUND The fund is managed by Charles Grande, with Patrick Hennigan as assistant portfolio manager.

Charles Grande, Vice President of HIMCO, has served as portfolio manager of the fund since its inception on October 31, 2002. Mr. Grande, an investment professional since 1989, joined HIMCO in June 1995 and has been involved in credit analysis and portfolio management since that time. Prior to joining HIMCO, he was senior analyst and Deputy Group Head at Credit Suisse Financial Products Co. and an Assistant Vice President responsible for municipal credit analysis at MBIA.

Patrick Hennigan, Assistant Portfolio Analyst of HIMCO, has served as assistant portfolio manager of the fund since its inception on October 31, 2002. Mr. Hennigan joined HIMCO in 1993 and has been an investment professional involved in portfolio risk analysis since 1996.

TAX-FREE MINNESOTA FUND Charles Grande, Vice President of HIMCO, has been primarily responsible for the day-to-day management of the fund since April 2, 2001. Mr. Grande, an investment professional since 1989, joined HIMCO in June 1995 and has been involved in credit analysis and portfolio management since that time. Prior to joining HIMCO, he was senior analyst and Deputy Group Head at Credit Suisse Financial Products Co. and an Assistant Vice President responsible for municipal credit analysis at MBIA.

Patrick J. Hennigan, Assistant Portfolio Analyst of HIMCO, has served as assistant portfolio manager of the fund since September 3, 2002. Mr. Hennigan joined HIMCO in 1993 and has been an investment professional involved in portfolio risk analysis since 1996.

TAX-FREE NATIONAL FUND Charles Grande, Vice President of HIMCO, has been primarily responsible for the day-to-day management of the fund since April 2, 2001. Mr. Grande, an investment professional since 1989, joined HIMCO in June 1995 and has been involved in credit analysis and portfolio management since that time. Prior to joining HIMCO, he was senior analyst and Deputy Group Head at Credit Suisse Financial Products Co. and an Assistant Vice President responsible for municipal credit analysis at MBIA.

Patrick J. Hennigan, Assistant Portfolio Analyst of HIMCO, has served as assistant portfolio manager of the fund since September 3, 2002. Mr. Hennigan joined HIMCO in 1993 and has been an investment professional involved in portfolio risk analysis since 1996.

TAX-FREE NEW YORK FUND The fund is managed by Charles Grande, with Patrick Hennigan as assistant portfolio manager.

Charles Grande, Vice President of HIMCO, has served as portfolio manager of the fund since its inception on October 31, 2002. Mr. Grande, an investment professional since 1989, joined HIMCO in June 1995 and has been involved in credit analysis and portfolio management since that time. Prior to joining HIMCO, he was senior analyst and Deputy Group Head at Credit Suisse Financial Products Co. and an Assistant Vice President responsible for municipal credit analysis at MBIA.

Patrick Hennigan, Assistant Portfolio Analyst of HIMCO, has served as assistant portfolio manager of the fund since its inception on October 31, 2002. Mr. Hennigan joined HIMCO in 1993 and has been an investment professional involved in portfolio risk analysis since 1996.


TOTAL RETURN BOND FUND Nasri Toutoungi, Senior Vice President of HIMCO, has served as portfolio manager of the fund since January 2003. Mr. Toutoungi joined HIMCO in 2003. Previously Mr. Toutoungi was a Managing Director of Blackrock, Inc. from 1998 to January 2002 and a Director and Partner of Rogge Global Partners from 1997 to 1998.


U.S. GOVERNMENT SECURITIES FUND Peter Perrotti has been primarily responsible for the day-to-day management of the fund since April 2, 2001. Mr. Perrotti, Senior Vice President of HIMCO, joined HIMCO in 1992 and has managed debt securities since that time. Russell M. Regenauer, Vice President of HIMCO, has served as assistant portfolio manager of the fund since September 3, 2002. Mr. Regenauer joined HIMCO in 1993 and has been an investment professional since 1985.


VALUE FUND This fund is managed by Wellington Management using a team of analysts led by John R. Ryan that specialize in value oriented investing. John
R. Ryan is a Senior Vice President and Managing Partner of Wellington Management and has led the team since April 2001. He joined Wellington Management in 1981 and has been an investment professional since 1981.


VALUE OPPORTUNITIES FUND James H. Averill, David R. Fassnacht and James N. Mordy have been primarily responsible for the day-to-day management of the fund since April 2, 2001. Mr. Averill, Senior Vice President of Wellington

Management, joined Wellington Management in 1985 and has been an investment professional since that time. Mr. Fassnacht, Senior Vice President of Wellington Management, joined Wellington Management as an equity research analyst in 1991 and has been an investment professional since 1988. Mr. Mordy, Senior Vice President of Wellington Management, joined Wellington Management as an analyst in 1985 and has been an investment professional since that time.

ABOUT YOUR ACCOUNT

CLASS Y SHARE INVESTOR REQUIREMENTS

In order to buy Class Y shares you must qualify as one of the following types of institutional investors: (1) employee benefit or retirement plans which have (a) at least $10 million in plan assets, or (b) 750 or more employees eligible to participate at the time of purchase; (2) banks and insurance companies or other large institutional investors; (3) investment companies; and (4) employee benefit or retirement plans of The Hartford, Wellington Management or broker-dealer wholesalers and their affiliates.

OPENING AN ACCOUNT

Please note that if you are purchasing shares through your employer's tax qualified retirement plan, you may need to call the administrator of the plan for details on purchases, redemptions and other account activity. Although brokers may be compensated for the sale of Class Y shares in certain cases, there will be no cost to you.

1  Read this prospectus carefully.

2 Determine how much you want to invest. The minimum initial investment for each fund is $1 million although this minimum may be waived at the discretion of the funds' officers.

3 Complete the appropriate parts of the account application including any privileges desired. By applying for privileges now, you can avoid the delay and inconvenience of having to file an additional application if you want to add privileges later. If you have questions, please contact your financial representative or call the transfer agent at the number shown below.

4  Make your initial investment selection.

           ADDRESS:                              PHONE NUMBER:
    THE HARTFORD MUTUAL FUNDS                    1-888-843-7824
        P.O. BOX 64387
     ST. PAUL, MN 55164-0387   OR CONTACT YOUR FINANCIAL REPRESENTATIVE OR PLAN
                                ADMINISTRATOR FOR INSTRUCTIONS AND ASSISTANCE.

BUYING SHARES

                       OPENING AN ACCOUNT                                      ADDING TO AN ACCOUNT
BY CHECK
[CHECK ICON]           -   Make out a check for the investment amount,         -   Make out a check for the investment amount,
                           payable to "The Hartford Mutual Funds."                 payable to "The Hartford Mutual Funds."

                       -   Deliver the check and your completed application    -   Fill out the detachable investment slip from an
                           to your financial representative, or mail to the        account statement. If no slip is available,
                           address listed below.                                   include a note specifying the fund name, your
                                                                                   share class, your account number and the name(s)
                                                                                   in which the account is registered.

                                                                               -   Deliver the check and your investment slip or
                                                                                   note to your financial representative or mail to
                                                                                   the address listed below.
BY EXCHANGE
[ARROW ICON]           -   Call your financial representative, plan            -   Call your financial representative, plan
                           administrator or the transfer agent at the              administrator or the transfer agent at the number
                           number below to request an exchange. The minimum        below to request an exchange. The minimum
                           exchange amount is $500 per fund.                       exchange amount is $500 per fund.

BY WIRE
[COMPUTER ICON]        -   Deliver your completed application to your          -   Instruct your bank to wire the amount of your
                           financial representative, or mail it to the             investment to:
                           address below.
                                                                                   U.S. Bank National Association
                       -   Obtain your account number by calling your              ABA #091000022,
                           financial representative or the phone number              credit account no. 1-702-2514-1341
                           below.                                                  The Hartford Mutual Funds Purchase Account
                                                                                   For further credit to: (your name)
                       -   Instruct your bank to wire the amount of your           Hartford Mutual Funds Account Number:
                           investment to:                                            (your account number)
                           U.S. Bank National Association
                           ABA #091000022,                                         Specify the fund name, your share class, your
                              credit account no. 1-702-2514-1341                   account number and the name(s) in which the
                           The Hartford Mutual Funds Purchase Account              account is registered. Your bank may charge a fee
                           For further credit to: (your name)                      to wire funds.
                           Hartford Mutual Funds Account Number:
                              (your account number)

                           Specify the fund name, your choice of share class, the new account number and the name(s) in which the account is registered. Your bank may charge a fee to wire funds.

By Phone
[PHONE ICON]           -   See "By Wire" and "By Exchange"                     -   Verify that your bank or credit union is a member
                                                                                   of the Automated Clearing House (ACH) system.

                                                                               -   Complete the "Telephone Exchanges and Telephone
                                                                                   Redemption" and "Bank Account or Credit Union
                                                                                   Information" sections on your account
                                                                                   application.

                                                                               -   Call the transfer agent at the number below to
                                                                                   verify that these features are in place on your
                                                                                       account.


                           - Tell the transfer agent representative the fund name, your share class, your account number, the name(s) in which the account is registered and the amount of your investment.

         ADDRESS:                            PHONE NUMBER:
 THE HARTFORD MUTUAL FUNDS                   1-888-843-7824
     P.O. BOX 64387
 ST. PAUL, MN 55164-0387        OR CONTACT YOUR FINANCIAL REPRESENTATIVE OR
                             PLAN ADMINISTRATOR FOR INSTRUCTIONS AND ASSISTANCE.

SELLING SHARES

BY LETTER
[LETTER ICON]              -   Write a letter of instruction or complete a power
                               of attorney indicating the fund name, your share class, your account number, the name(s) in which the account is registered and the dollar value or number of shares you wish to sell.

                           - Include all signatures and any additional documents that may be required (see next page).

                           -   Mail the materials to the address below.

                           - A check will be mailed to the name(s) and address in which the account is registered, or otherwise according to your letter of instruction. Overnight delivery may be requested for a nominal fee (currently $10) which will be deducted from redemption proceeds.

BY PHONE
[PHONE ICON]               -   Restricted to sales of up to $50,000 in any 7-day
                               period.

                           - To place your order with a representative, call the transfer agent at the number below between 8 A.M. and 7 P.M. Eastern Time (between 7 A.M. and 6 P.M. Central Time) Monday through Thursday and between 8 A.M. and 6 P.M. Eastern Time (between 7 A.M. and 5 P.M. Central Time) on Friday. Orders received after 4 P.M. Eastern Time (3 P.M. Central Time) will receive the next business day's offering price.

                           - For automated service 24 hours a day using your touch-tone phone, call the number shown below.

BY WIRE OR ELECTRONIC FUNDS TRANSFER (EFT)
[COMPUTER ICON]            -   Fill out the "Telephone Exchanges and Telephone
                               Redemption" and "Bank Account or Credit Union
                               Information" sections of your new account application.

                           - Call the transfer agent to verify that the telephone redemption privilege is in place on an account, or to request the forms to add it to an existing account.

                           - Amounts of $1,000 or more will be wired on the next business day. Your bank may charge a fee for this service.

                           - Amounts of less than $1,000 may be sent by EFT or by check. Funds from EFT transactions are generally available by the second business day. Your bank may charge a fee for this service.

                           - Phone requests are limited to amounts up to $50,000 in a7-day period.

BY EXCHANGE
[ARROW ICON]               -   Obtain a current prospectus for the fund into
                               which you are exchanging by calling your financial representative or the transfer agent at the number below.

                           - Call your financial representative or the transfer agent to request an exchange.

SELLING SHARES IN WRITING

In certain circumstances, you will need to make your request to sell shares in writing. You may need to include additional items with your request, as shown in the table below. You may also need to include a signature guarantee, which protects you against fraudulent orders. You will need a signature guarantee if:

[LETTER ICON]     -   your address of record has changed within the past 30 days

                  -   you are selling more than $50,000 worth of shares

                  - you are requesting payment other than by a check mailed to the address of record and payable to the registered owner(s)

Please note that a notary public CANNOT provide a signature guarantee.
Please check with a representative of your bank or other financial institution about obtaining a signature guarantee.

         ADDRESS:                            PHONE NUMBER:
 THE HARTFORD MUTUAL FUNDS                   1-888-843-7824
     P.O. BOX 64387
 ST. PAUL, MN 55164-0387       OR CONTACT YOUR FINANCIAL REPRESENTATIVE OR PLAN
                                ADMINISTRATOR FOR INSTRUCTIONS AND ASSISTANCE.

TRANSACTION POLICIES

VALUATION OF SHARES

The net asset value per share (NAV) for each fund and class is determined each business day at the close of regular trading on the New York Stock Exchange ("NYSE") (typically 4 p.m. Eastern Time). Except for the Money Market Fund, the funds use market prices in valuing portfolio securities, but may use fair-value estimates, as determined by HIFSCO under the direction of the Board of Directors, if reliable market prices are unavailable. Fair value pricing may be used by a fund when current market values are unavailable or when an event occurs after the close of the exchange on which the fund's portfolio securities are principally traded that is likely to have changed the value of the securities. The use of fair value pricing by a fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated using current market values. Securities of foreign issuers and non-dollar securities are valued on the basis of quotations from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using current exchange rates. Debt securities (other than short-term obligations) held by each fund other than the Money Market Fund are valued on the basis of valuations furnished by an unaffiliated pricing service which determines valuations for normal institutional size trading units of debt securities. Short-term investments with a maturity of more than 60 days when purchased are valued based on market quotations until the remaining days to maturity become less than 61 days. The Money Market Fund's assets, and investments of the other funds that will mature in 60 days or less, are valued at amortized cost, which approximates market value.

Certain funds may invest in securities primarily traded in foreign securities markets. Foreign securities markets may trade on days when a fund does not compute its net asset value or may close (generating closing prices) at times before or after the NYSE. Consequently, the net asset value of the fund and the value of its shares may change on days, or at times, when an investor cannot redeem the fund's shares.

BUY AND SELL PRICES

When you buy shares, you pay the NAV. When you sell shares, you receive the NAV.

EXECUTION OF REQUESTS

Each fund is open on those days when the New York Stock Exchange is open, typically Monday through Friday. Buy and sell requests are executed at the next NAV to be calculated after your request is received, if your order is complete (has all required information), by the transfer agent or authorized broker-dealers and third-party administrators.

At times of peak activity, it may be difficult to place requests by phone. During these times, consider sending your request in writing.

Although the funds do not charge a transaction fee, you may be charged a fee by brokers for the purchase or sale of the funds' shares. This transaction fee is separate from any sales charge that the funds may apply.

In unusual circumstances, any fund may temporarily suspend the processing of sell requests, or may postpone payment of redemption proceeds for up to three business days or longer, as allowed by federal securities laws.

REQUESTS IN "GOOD ORDER"

All purchase and redemption requests must be received by the funds in "good order". This means that your request must include:

-   The fund name and account number.

-   The amount of the transaction (in dollars or shares).

- Signatures of all owners exactly as registered on the account (for mail requests).

-   Signature guarantees (if required).

-   Any supporting legal documentation that may be required.

TELEPHONE TRANSACTIONS

For your protection, telephone requests may be recorded in order to verify their accuracy. Also for your protection, telephone transactions are not permitted on accounts whose names or addresses have changed within the past 30 days. Proceeds from telephone transactions can only be mailed to the address of record.

EXCHANGES

You may exchange shares of one fund for shares of the same class of any other fund. The registration for both accounts involved must be identical. You may be subject to tax liability as a result of your exchange. The funds reserve the right to amend or terminate the exchange privilege at any time, for any reason.

RIGHT TO REJECT PURCHASE ORDERS/MARKET TIMING

Because excessive account transactions can disrupt the management of the funds and increase transaction costs for all shareholders, the funds limit account activity as follows:

- you may make no more than two substantive exchanges out of the same fund in any 90 day period (excluding automatic programs);

-   the funds may refuse a share purchase at any time, for any reason;

- the funds may revoke an investor's exchange privilege at any time, for any reason.

"Substantive" means a dollar amount that the funds determine, in their sole discretion, could adversely affect the management of the funds.

CERTIFICATED SHARES

Shares are electronically recorded and therefore share certificates are not issued.

SALES IN ADVANCE OF PURCHASE PAYMENTS

When you place a request to sell shares for which the purchase money has not yet been collected, the request will be executed in a timely fashion, but the fund will not release the proceeds to you until your purchase payment clears. This may take up to 10 calendar days after the purchase.

SPECIAL REDEMPTIONS

Although it would not normally do so, each fund has the right to pay the redemption price of shares of the fund in whole or in part in portfolio securities. When the shareholder sells portfolio securities received in this fashion, a brokerage charge would be incurred. Any such securities would be valued for the purposes of making such payment at the same value as used in determining net asset value. The funds, however, always redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the applicable fund during any 90 day period for any one account.

PAYMENT REQUIREMENTS

All of your purchases must be made in U.S. dollars and checks must be drawn on U.S. banks and made payable to The Hartford Mutual Funds, or in the case of a retirement account, to the custodian or trustee. You may not purchase shares with a third party check.

If your check does not clear, your purchase will be canceled and you will be liable for any losses or fees that the funds or HIFSCO has incurred.

Certain broker-dealers and financial institutions may enter confirmed purchase orders with the funds on behalf of customers, by phone or other electronic means, with payment to follow within the customary settlement period (generally within three business days). If payment is not received by that time, the order will be canceled and the broker-dealer or financial institution will be held liable for the resulting fees or losses.

DIVIDENDS AND ACCOUNT POLICIES

ACCOUNT STATEMENTS In general, you will receive account statements as follows:

- after every transaction (except certain automatic payment and redemption arrangements, dividend or distribution reinvestment) that affects your account balances

-   after any changes of name or address of the registered owner(s)

-   in all other circumstances, every quarter

Every year you should also receive, if applicable, a Form 1099-DIV tax information statement.

If you are a participant in an employer-sponsored retirement plan you will receive statements from your plan administrator.


DIVIDENDS AND DISTRIBUTIONS Each fund intends to distribute substantially all of its net income and capital gains to shareholders at least once a year. Except as noted below, dividends from net investment income of the funds are normally declared and paid annually. Dividends from the net investment income of the Advisers Fund, Dividend and Growth Fund, and Growth and Income Fund are declared and paid quarterly. Dividends from the net investment income of the Income Fund, Inflation Plus Fund, High Yield Fund, Short Duration Fund, Tax-Free California Fund, Tax-Free Minnesota Fund, Tax-Free National Fund, Tax-Free New York Fund, Total Return Bond Fund and U.S. Government Securities Fund are declared and paid monthly. Dividends from net investment income of the Money Market Fund are declared daily and paid monthly. Dividends from the Money Market Fund are not paid on shares until the day following the date on which the shares are issued. Unless shareholders specify otherwise, all dividends and distributions received from a fund are automatically reinvested in additional full or fractional shares of that fund.


If you elect to receive monthly/quarterly dividends in cash, you will only receive a check if the dividend amount exceeds $10. If the dividend is $10 or less, the amount will automatically be reinvested in the same fund. If you would like to receive cash dividends, regardless of the amount, you can establish an electronic funds transfer to your bank. Please call the fund for assistance in establishing electronic funds transfer transactions at 1-888-843-7824.

TAXABILITY OF DIVIDENDS Dividends and distributions you receive from a fund, whether reinvested or taken as cash, are generally considered taxable. Distributions from a fund's long-term capital gains are taxable as long-term capital gains, regardless of how long you held your shares. Distributions from short-term capital gains and from ordinary income are generally taxable as ordinary income. Some dividends paid in January may be taxable as if they had been paid the previous December.

The Form 1099 that is mailed to you every January details your dividends and distributions and their federal tax category, although you should verify your tax liability with your tax professional.

TAXABILITY OF TRANSACTIONS Unless your shares are held in a qualified retirement account, any time you sell or exchange shares, it is considered a taxable event for you. You may have a capital gain or a loss on the transaction which will be long-term or short-term, depending upon how long you held your shares. You are responsible for any tax liabilities generated by your transactions.

A fund may be required to withhold U.S. federal income tax at the rate of 30% of all taxable distributions payable to you if you fail to provide the fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against your U.S. federal income tax liability.


TAXES ON DISTRIBUTIONS (TAX-FREE FUNDS ONLY) Tax-Free California Fund, Tax-Free Minnesota Fund, Tax-Free National Fund and Tax-Free New York Fund intend to meet certain federal tax requirements so that distributions of tax-exempt income may be treated as "exempt-interest dividends." These dividends are not subject to regular federal income tax. However, each fund may invest up to 20% of its assets in tax-exempt obligations subject to the Alternative Minimum Tax. Any portion of exempt-interest dividends attributable to interest on these obligations may increase some shareholders' Alternative Minimum Tax. The funds expect that their distributions will consist primarily of exempt-interest dividends. Tax-Free National Fund's exempt-interest dividends may be subject to state or local taxes. Distributions paid from any interest income that is not tax-exempt and from any short-term or long-term capital gains will be taxable whether you reinvest those distributions or receive them in cash.


MINNESOTA INCOME TAXATION (TAX-FREE MINNESOTA FUND) Tax-Free Minnesota Fund intends to comply with certain state tax requirements so that dividends it pays that are attributable to interest on Minnesota tax-exempt obligations will be excluded from the Minnesota taxable net income of individuals, estates and trusts. To meet these requirements, at least 95% of the exempt-interest dividends paid by the fund must be derived from interest income on Minnesota tax-exempt obligations. A portion of the fund's dividends may be subject to the Minnesota alternative minimum tax. Exempt interest dividends from Tax-Free Minnesota Fund may be subject to Minnesota taxes imposed on corporations when distributed to shareholders subject to those taxes.

CALIFORNIA INCOME TAXATION (TAX-FREE CALIFORNIA FUND) Tax-Free California Fund intends to comply with certain state tax requirements so that at least a portion of the dividends it pays are "exempt-interest dividends" as defined under California law. To be qualified to pay exempt-interest dividends under California law, at the close of each quarter of its taxable year, at least 50% percent of the value of The Hartford Tax-Free California Fund's total assets must consist of obligations which, when held by an individual, the interest therefrom is exempt from taxation by California. Exempt-interest dividends from Tax-Free California Fund may be subject to California taxes imposed on corporations when distributed to shareholders subject to those taxes.

NEW YORK INCOME TAXATION (TAX-FREE NEW YORK FUND) New York Fund intends to comply with certain state tax requirements so that individual shareholders of Tax-Free New York Fund that are residents of New York State will be able to exclude for New York State income tax purposes that portion of the distributions which is derived from interest on obligations exempt from taxation by New York State. To meet those requirements, at least 50% of the assets of Tax-Free New York Fund are invested in state or municipal obligations the interest on which is exempt for federal income tax purposes. Individual shareholders of Tax-Free New York Fund who are residents of New York City will also be able to exclude such income for New York City personal income tax purposes. Dividends from Tax-Free New York Fund may be subject to New York State and New York City taxes imposed on corporations when distributed to shareholders subject to those taxes.

INFLATION-PROTECTED DEBT SECURITIES (EACH FUND, EXCEPT FOR THE TAX-FREE FUNDS) Periodic adjustments for inflation to the principal amount of an inflation-protected debt security may give rise to original issue discount, which will be includable in a fund's gross income. Due to original issue discount, a fund may be required to make annual distributions to shareholders that exceed the cash received, which may cause the fund to liquidate certain investments when it is not advantageous to do so. Also, if the principal value of an inflation-protected debt security is adjusted downward due to deflation, amounts previously distributed in the taxable year may be characterized in some circumstances as return of capital.

Distributions from a fund may also be subject to state, local and foreign taxes. You should consult your own tax adviser regarding the particular tax consequences of an investment in a fund.

ADDITIONAL INVESTOR SERVICES


ELECTRONIC TRANSFERS THROUGH AUTOMATED CLEARING HOUSE ("ACH") allow you to initiate a purchase or redemption for as little as $50 or as much as $50,000 between your bank account and fund account using the ACH network.


If you are a participant in a tax qualified retirement plan, check with your plan administrator for additional investor services.


Because the Class Y shares of Income Fund, Inflation Plus Fund, Short Duration Fund, Tax-Free California Fund and Tax-Free New York Fund have not yet commenced operations, no financial highlight information is available for any of these funds.

FINANCIAL HIGHLIGHTS


The financial highlights table for each fund is intended to help you understand the fund's financial performance for the past five years (or since inception, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table for each fund represent the rate that an investor would have earned, or lost, on an investment in the fund (assuming reinvestment of all dividends and distributions). The information for the fiscal year ended October 31, 2002 has been derived from the financial statements audited by Ernst & Young, LLP, whose report, along with the fund's financial statements and financial highlights, is included in the annual report which is available upon request. With respect to the funds that are series of The Hartford Mutual Funds, Inc., the information for the periods ended on or before October 31, 2001 has been audited by Arthur Andersen, LLP.*


THE HARTFORD ADVISERS FUND -- CLASS Y




                                                                      PERIOD:
                                               YEAR ENDED:           1/1/2000-                   YEAR ENDED:
                                        10/31/2002(6)  10/31/2001  10/31/2000(1)    12/31/1999   12/31/1998    12/31/1997
                                        -------------  ----------  -------------    ----------   -----------   ----------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period     $     14.54    $  17.24    $     17.16      $  15.80     $   13.46     $  11.10
Income from investment operations:
Net investment income (loss)                    0.13        0.38           0.33          0.35          0.29         0.31
Net realized and unrealized gain
  (loss) on investments                        (1.55)      (2.07)          0.16          1.61          2.59         2.32
                                          ----------     -------     ----------       -------      --------      -------
Total from investment operations               (1.42)      (1.69)          0.49          1.96          2.88         2.63
Less distributions:
  Dividends from net investment
    income                                     (0.30)      (0.38)         (0.25)        (0.29)        (0.28)       (0.20)
  Distributions from capital gains              0.00       (0.64)         (0.16)        (0.31)        (0.26)       (0.07)
  Return of capital                             0.00       0.000          0.000         0.000         0.000        0.000
                                          ----------     -------     ----------       -------      --------      -------
Total distributions                            (0.30)      (1.01)         (0.41)        (0.60)        (0.54)       (0.27)
                                          ----------     -------     ----------       -------      --------      -------
Net asset value, end of period           $     12.82    $  14.54    $     17.24      $  17.16     $   15.80     $  13.46
                                          ==========     =======     ==========       =======      ========      =======
TOTAL RETURN(5)                                (9.89)%    (10.20)%         2.90%(2)     12.62%        21.62%       23.80%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in
  thousands)                             $     3,997    $ 56,320    $    64,889      $ 68,133     $  57,891     $ 39,773
Ratio of expenses to average net
  assets before waivers and
  reimbursements                                0.78%       0.74%          0.75%(3)      0.79%         0.90%        1.03%
Ratio of expenses to average net
  assets after waivers and
  reimbursements                                0.78%       0.74%          0.75%(3)      0.79%         0.90%        0.95%
Ratio of net investment income (loss)
  to average net assets                         2.15%       2.48%          2.22%(3)      2.18%         2.09%        2.08%
Portfolio turnover rate(4)                        44%       36.9%         38.37%        34.63%        40.24%       38.62%

(1) The fund's fiscal year end has been changed to October 31st.

(2) Not annualized.

(3) Annualized.

(4) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.

(5) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(6) Per share amounts have been calculated using average shares outstanding method.


* In light of recent developments affecting Arthur Andersen LLP, management has been unable, despite reasonable efforts, to obtain Arthur Andersen LLP's consent to the inclusion in the registration statement for The Hartford Mutual Funds, Inc. of the audited financial statements for the periods ended on or before October 31, 2001. The failure of Arthur Andersen LLP to provide its consent may adversely affect the ability of a shareholder to seek to recover damages related to the shareholder's reliance on such financial statements.

FINANCIAL HIGHLIGHTS

THE HARTFORD CAPITAL APPRECIATION FUND -- CLASS Y




                                                                   PERIOD:
                                              YEAR ENDED:         1/1/2000-                     YEAR ENDED:
                                    10/31/2002(7)   10/31/2001   10/31/2000(1)   12/31/1999     12/31/1998    12/31/1997
                                    -------------   ----------   -------------   ----------     ----------    ----------
PER SHARE OPERATING
  PERFORMANCE
Net asset value, beginning of
  period                             $  24.85        $  33.94      $  32.27       $   20.66      $   20.05      $  13.38
Income from investment
  operations:
Net investment income (loss)             0.04            0.08          0.03            0.00(6)       (0.06)        (0.03)
Net realized and unrealized gain
(loss) on investments                   (3.66)          (5.16)         3.30           13.52           0.80          7.47
                                     --------        --------      --------       ---------      ---------      --------
Total from investment operations        (3.62)          (5.08)         3.33           13.52           0.74          7.44
Less distributions:
  Dividends from net investment
    income                               0.00            0.00          0.00            0.00           0.00          0.00
  Distributions from capital gains       0.00           (4.01)        (1.66)          (1.91)         (0.13)        (0.77)

  Return of capital                      0.00            0.00          0.00            0.00           0.00          0.00
                                     --------        --------      --------       ---------      ---------      --------
Total distributions                      0.00           (4.01)        (1.66)          (1.91)         (0.13)        (0.77)
                                     --------        --------      --------       ---------      ---------      --------
Net asset value, end of period       $  21.23        $  24.85      $  33.94       $   32.27      $   20.66      $  20.05
                                     ========        ========      ========       =========      =========      ========
TOTAL RETURN(5)                        (14.57%)        (16.85%)       10.60%(2)       67.49%          3.68%        56.00%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in
  thousands)                         $ 25,378        $ 76,592      $ 89,477       $  64,688      $  27,700      $ 26,693
Ratio of expenses to average
  net assets before waivers and
  reimbursements                         0.80%           0.78%         0.80%(3)        0.87%          0.96%         1.13%
Ratio of expenses to average
  net assets after waivers and
  reimbursements                         0.80%           0.78%         0.80%(3)        0.87%          0.96%         1.00%
Ratio of net investment income
  (loss) to average net assets           0.27%           0.28%         0.05%(3)       (0.16%)        (0.27%)       (0.35%)
Portfolio turnover rate(4)                112%          132.4%       129.79%         168.97%        123.42%       119.62%


(1) The fund's fiscal year end has been changed to October 31st.


(2) Not annualized.

(3) Annualized.

(4) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.

(5) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(6) Net Investment Income (Loss) is less than a penny a share.

(7) Per share amounts have been calculated using average shares outstanding method.

FINANCIAL HIGHLIGHTS

THE HARTFORD DIVIDEND AND GROWTH FUND -- CLASS Y





                                                                      PERIOD:
                                              YEAR ENDED:            1/1/2000-                  YEAR ENDED:
                                    10/31/2002(6)   10/31/2001     10/31/2000(1)   12/31/1999   12/31/1998    12/31/1997
                                    -------------   ----------     -------------   ----------   ----------    ----------
PER SHARE OPERATING
  PERFORMANCE
Net asset value, beginning of
  period                             $  15.71       $  17.96       $  16.96        $  16.69     $  14.77      $  11.46
Income from investment operations:
Net investment income (loss)             0.12           0.24           0.22            0.21         0.24          0.21
Net realized and unrealized gain
  (loss) on investments                 (1.65)         (1.48)          1.01            0.63         1.94          3.39
                                     --------       --------       --------        --------     --------      --------
Total from investment operations        (1.53)         (1.24)          1.23            0.84         2.18          3.60
Less distributions:
  Dividends from net investment
    income                              (0.21)         (0.25)         (0.16)          (0.22)       (0.19)        (0.15)
  Distributions from capital gains      (0.24)         (0.77)         (0.08)          (0.35)       (0.07)        (0.14)
  Return of capital                      0.00           0.00           0.00            0.00         0.00          0.00
                                     --------       --------       --------        --------     --------      --------
Total distributions                     (0.45)         (1.01)         (0.23)          (0.57)       (0.26)        (0.29)
                                     --------       --------       --------        --------     --------      --------
Net asset value, end of period       $  13.73       $  15.71       $  17.96        $  16.96     $  16.69      $  14.77
                                     ========       ========       ========        ========     ========      ========
TOTAL RETURN(5)                        (10.00%)        (7.20%)         7.37%(2)        5.10%       14.86%        31.59%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in
  thousands)                         $ 14,790       $ 26,326       $ 22,441        $ 23,616     $ 17,098      $ 13,236
Ratio of expenses to average net
  assets before waivers and
  reimbursements                         0.82%          0.82%          0.85%(3)        0.87%        0.91%         1.09%
Ratio of expenses to average net
  assets after waivers and
  reimbursements                         0.82%          0.82%          0.85%(3)        0.87%        0.91%         0.95%
Ratio of net investment income
  (loss) to average net assets           1.36%          1.55%          1.45%(3)        1.42%        1.53%         1.83%
Portfolio turnover rate(4)                 33%          55.0%         56.24%          50.21%       46.43%        28.75%



(1) The fund's fiscal year end has been changed to October 31st.


(2) Not annualized.

(3) Annualized.

(4) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.

(5) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(6) Per share amounts have been calculated using average shares outstanding method.

FINANCIAL HIGHLIGHTS

THE HARTFORD FOCUS FUND -- CLASS Y




                                                                                  PERIOD ENDED:
                                                                    YEAR ENDED:    5/24/2001-
                                                                   10/31/2002(6)  10/31/2001(1)
                                                                   ------------   -------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                                 $   8.83       $  10.00
Income from Investment Operations:
  Net investment income (loss)                                           0.00           0.01
  Net realized and unrealized gain (loss) on investments                (1.46)         (1.18)
                                                                     --------       --------
  Total from investment operations                                      (1.46)         (1.17)
Less distributions:
  Dividends from net investment income                                   0.00           0.00
  Distributions from capital gains                                       0.00           0.00
  Return of capital                                                      0.00           0.00
                                                                     --------       --------
  Total distributions                                                    0.00           0.00
                                                                     --------       --------
Net asset value, end of period                                       $   7.37       $   8.83
                                                                     ========       ========
TOTAL RETURN(2)(5)                                                     (16.54%)       (11.70%)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                             $    509       $      9
Ratio of expenses to average net assets before waivers and
  Reimbursements                                                         1.14%          1.20%(3)
Ratio of expenses to average net assets after waivers and
  Reimbursements                                                         1.14%          1.20%(3)
Ratio of net investment income (loss) to average net
  Assets                                                                 0.09%          0.25%(3)
Portfolio turnover rate(4)                                                215%         108.9%

(1) The fund became effective and open for investment on 5/24/2001.

(2) Not annualized.

(3) Annualized.

(4) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.

(5) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(6) Per share amounts have been calculated using Average shares outstanding method.

FINANCIAL HIGHLIGHTS

THE HARTFORD GLOBAL COMMUNICATIONS FUND -- CLASS Y




                                                                            YEAR ENDED:
                                                                   10/31/2002(4)  10/31/2001
                                                                   -------------  ----------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                                $    4.60     $   10.00
Income from Investment Operations:
  Net investment income (loss)                                           0.00          0.00(3)
  Net realized and unrealized gain (loss) on investments                (1.34)        (5.40)
                                                                    ---------     ---------
  Total from investment operations                                      (1.34)        (5.40)
Less distributions:
  Dividends from net investment income                                   0.00          0.00
  Distributions from capital gains                                       0.00          0.00
  Return of capital                                                      0.00          0.00
                                                                    ---------     ---------
  Total distributions                                                    0.00          0.00
                                                                    ---------     ---------
Net asset value, end of period                                      $    3.26     $    4.60
                                                                    =========     =========
TOTAL RETURN(1)                                                        (29.13%)      (54.00%)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                            $     481     $     460
Ratio of expenses to average net assets before waivers and
  Reimbursements                                                         1.27%         1.20%
Ratio of expenses to average net assets after waivers and
  Reimbursements                                                         1.20%         1.20%
Ratio of net investment income (loss) to average net Assets              0.40%         0.03%
Portfolio turnover rate(2)                                                 84%         84.3%

(1) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(2) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.

(3) Net Investment Income (Loss) is less than a penny a share.

(4) Per share amounts have been calculated using average shares outstanding method.

FINANCIAL HIGHLIGHTS

THE HARTFORD GLOBAL FINANCIAL SERVICES FUND -- CLASS Y




                                                                            YEAR ENDED:
                                                                    10/31/2002(3)  10/31/2001
                                                                    -------------  ----------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                                 $   9.41      $  10.00
Income from Investment Operations:
  Net investment income (loss)                                           0.08          0.07
  Net realized and unrealized gain (loss) on investments                (1.39)        (0.66)
                                                                     --------      --------
  Total from investment operations                                      (1.31)        (0.59)
Less distributions:
  Dividends from net investment income                                   0.00          0.00
  Distributions from capital gains                                       0.00          0.00
  Return of capital                                                      0.00          0.00
                                                                     --------      --------
  Total distributions                                                    0.00          0.00
                                                                     --------      --------
Net asset value, end of period                                       $   8.10      $   9.41
                                                                     ========      ========
TOTAL RETURN(1)                                                        (13.92%)       (5.90%)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                             $  1,435      $    941
Ratio of expenses to average net assets before waivers and
  Reimbursements                                                         1.25%         1.35%
Ratio of expenses to average net assets after waivers and
  Reimbursements                                                         1.20%         1.24%
Ratio of net investment income (loss) to average net Assets              0.96%         0.70%
Portfolio turnover rate(2)                                                 76%        115.2%

(1) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(2) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.


(3) Per share amounts have been calculated using average shares outstanding method.

FINANCIAL HIGHLIGHTS

THE HARTFORD GLOBAL HEALTH FUND -- CLASS Y




                                                                              YEAR ENDED:            5/1/2000-
                                                                    10/31/2002(6)    10/31/2001    10/31/2000(1)
                                                                    -------------    ----------    -------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                                $  13.58         $  13.89        $  10.00
Income from Investment Operations:
  Net investment income (loss)                                         (0.02)           (0.01)           0.01
  Net realized and unrealized gain (loss) on investments               (1.67)            0.26            3.88
                                                                    --------         --------        --------
  Total from investment operations                                     (1.69)            0.25            3.89
Less distributions:
  Dividends from net investment income                                  0.00             0.00            0.00
  Distributions from capital gains                                     (0.28)           (0.56)           0.00
  Return of capital                                                     0.00             0.00            0.00
                                                                    --------         --------        --------
  Total distributions                                                  (0.28)           (0.56)           0.00
                                                                    --------         --------        --------
Net asset value, end of period                                      $  11.61         $  13.58        $  13.89
                                                                    ========         ========        ========
TOTAL RETURN(2)                                                       (12.68%)           1.78%          39.04%(5)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                            $    881         $  4,340        $  2,507
Ratio of expenses to average net assets before waivers and
  reimbursements                                                        1.17%            1.12%           1.20%(3)
Ratio of expenses to average net assets after waivers and
  reimbursements                                                        1.17%            1.12%           1.20%(3)
Ratio of net investment income (loss) to average net assets            (0.22%)          (0.11%)          0.12%(3)
Portfolio turnover rate(4)                                                63%            57.7%           92.0%

(1) The fund was declared effective by the Securities and Exchange Commission on May 1, 2000.

(2) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(3) Annualized.

(4) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.

(5) Not annualized.

(6) Per share amounts have been calculated using average shares outstanding method.

FINANCIAL HIGHLIGHTS

THE HARTFORD GLOBAL LEADERS FUND -- CLASS Y




                                                                                       PERIOD:                        PERIOD:
                                                                 YEAR ENDED:          1/1/2000-       YEAR ENDED:    9/30/1998-
                                                         10/31/2002(7)  10/31/2001  10/31/2000(5)     12/31/1999   12/31/1998(1)
                                                         -------------  ----------  -------------     ----------   -------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                     $   13.03      $   17.73     $   18.68       $   12.69     $  10.00
Income from investment operations:
Net investment income (loss)                                  0.05           0.08          0.03            0.03         0.01
Net realized and unrealized gain (loss) on investments       (1.63)         (4.59)        (0.89)           6.08         3.03
                                                         ---------      ---------     ---------       ---------     --------
Total from investment operations                             (1.58)         (4.51)        (0.86)           6.11         3.04
Less distributions:
Dividends from net investment income                          0.00           0.00          0.00            0.00         0.00
Distributions from capital gains                              0.00          (0.18)        (0.09)          (0.12)       (0.35)
Return of capital                                             0.00          (0.01)        0.000           0.000        0.000
                                                         ---------      ---------     ---------       ---------     --------
Total distributions                                           0.00          (0.19)        (0.09)          (0.12)       (0.35)
                                                         ---------      ---------     ---------       ---------     --------
Net asset value, end of period                           $   11.45      $   13.03     $   17.73       $   18.68     $  12.69
                                                         =========      =========     =========       =========     ========
TOTAL RETURN(6)                                             (12.13%)       (25.68%)       (4.62%)(3)      48.39%       30.57%(3)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                 $   6,167      $   7,908     $  10,001       $   4,423     $    392
Ratio of expenses to average net assets before waivers
  and reimbursements                                          1.00%          0.98%         1.01%(4)        1.10%        2.46%(4)
Ratio of expenses to average net assets after waivers
  and reimbursements                                          1.00%          0.98%         1.01%(4)        1.10%        1.20%(4)
Ratio of net investment income (loss) to average net
  assets                                                      0.84%          0.58%         0.41%(4)        0.32%        0.31%(4)
Portfolio turnover rate(2)                                     323%         381.7%       290.04%         203.74%       49.04%

(1) The Fund was declared effective by the Securities and Exchange Commission on September 30, 1998.

(2) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.

(3) Not annualized.

(4) Annualized.

(5) The funds' fiscal year end has been changed to October 31st.

(6) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(7) Per share amounts have been calculated using average shares outstanding methods

FINANCIAL HIGHLIGHTS

THE HARTFORD GLOBAL TECHNOLOGY FUND -- CLASS Y




                                                                          YEAR ENDED:           5/1/2000-
                                                                  10/31/2002(6)  10/31/2001   10/31/2000(1)
                                                                  -------------  ----------   -------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                               $    4.04     $    8.73     $   10.00
Income from Investment Operations:
  Net investment income (loss)                                         (0.14)        (0.04)        (0.02)
  Net realized and unrealized gain (loss) on investments               (0.89)        (4.57)        (1.25)
                                                                   ---------     ---------     ---------
  Total from investment operations                                     (1.03)        (4.61)        (1.27)
Less distributions:
  Dividends from net investment income                                  0.00          0.00          0.00
  Distributions from capital gains                                      0.00         (0.08)         0.00
  Return of capital                                                     0.00          0.00          0.00
                                                                   ---------     ---------     ---------
  Total distributions                                                   0.00         (0.08)         0.00
                                                                   ---------     ---------     ---------
Net asset value, end of period                                     $    3.01     $    4.04     $    8.73
                                                                   =========     =========     =========
TOTAL RETURN(2)                                                       (25.50%)      (53.27%)      (14.16%)(5)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                           $     512     $   4,602     $   4,677
Ratio of expenses to average net assets before waivers and
  Reimbursements                                                        1.15%         1.13%         1.32%(3)
Ratio of expenses to average net assets after waivers and
  Reimbursements                                                        1.15%         1.13%         1.20%(3)
Ratio of net investment income (loss) to average net assets            (0.97%)       (0.71%)       (0.92%)(3)
Portfolio turnover rate(4)                                               174%        252.8%       103.69%

(1) The fund was declared effective by the Securities and Exchange Commission on May 1, 2000.

(2) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(3) Annualized

(4) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.

(5) Not annualized.

(6) Per share amounts have been calculated using average shares outstanding method.

FINANCIAL HIGHLIGHTS

THE HARTFORD GROWTH AND INCOME FUND -- CLASS Y




                                                                                           PERIOD:                       PERIOD:
                                                                      YEAR ENDED:         1/1/2000-      YEAR ENDED:    4/30/1998-
                                                             10/31/2002(7)   10/31/2001   10/31/2000(5)   12/31/1999   12/31/1998(1)
                                                             -------------  -----------  --------------  -----------  --------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                         $   10.52      $   13.78    $  13.83          $  11.48     $  10.00
Income from investment operations:
Net investment income (loss)                                      0.05           0.03        0.02              0.06         0.05
Net realized and unrealized gain (loss) on investments           (1.94)         (2.77)       0.04              2.39         1.46
                                                             ---------      ---------    --------          --------     --------
Total from investment operations                                 (1.89)         (2.74)       0.06              2.45         1.51
Less distributions:
  Dividends from net investment income                            0.00           0.00        0.00              0.00         0.00
  Distributions from capital gains                                0.00          (0.52)      (0.11)            (0.10)        0.00
  Return of capital                                               0.00           0.00        0.00              0.00        (0.03)
                                                             ---------      ---------    --------          --------     --------
Total distributions                                               0.00          (0.52)      (0.11)            (0.10)       (0.03)
                                                             ---------      ---------    --------          --------     --------
Net asset value, end of period                               $    8.63      $   10.52    $  13.78          $  13.83     $  11.48
                                                             =========      =========    ========          ========     ========
TOTAL RETURN(6)                                                 (17.97%)       (20.60%)      0.44%(3)         21.45%       15.18%(3)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                     $     661      $     440    $    490          $    480     $    386
Ratio of expenses to average net assets before
  waivers and reimbursements                                      0.93%          0.96%       0.95%(4)          0.93%        1.20%(4)
Ratio of expenses to average net assets after
  waivers and reimbursements                                      0.93%          0.96%       0.95%(4)          0.93%        1.00%(4)
Ratio of net investment income (loss) to average net assets       0.46%          0.34%       0.26%(4)          0.51%        0.76%(4)
Portfolio turnover rate(2)                                          89%          79.8%      62.61%            52.98%      35.10%

(1) The fund was declared effective by the Securities and Exchange Commission on April 30, 1998.

(2) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.

(3) Not annualized.

(4) Annualized.

(5) The Funds' fiscal year end has been changed to October 31st.

(6) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(7) Per share amounts have been calculated using average shares outstanding method.

FINANCIAL HIGHLIGHTS

THE HARTFORD GROWTH FUND -- CLASS Y




                                                                  PERIOD:
                                                                2/19/2002 -
                                                                10/31/2002
                                                                ----------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                            $   14.57
Income from Investment Operations:
Net investment income (loss)                                         0.00
Net realized and unrealized gain (loss)
  on investments                                                    (2.63)
                                                                ---------
Total from investment operations                                    (2.63)
Less distributions:
  Dividends from net investment income                               0.00
  Distributions from capital gains                                   0.00
  Return of capital                                                  0.00
                                                                ---------
Total distributions                                                  0.00
                                                                ---------
Net asset value, end of period                                  $   11.94
                                                                =========
TOTAL RETURN(1)
                                                                   (18.05%)(3)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                        $       1
Ratio of expenses to average net assets
  before waivers and reimbursements                                  0.90%(2)
Ratio of expenses to average net assets
  after waivers and reimbursements                                   0.90%(2)
Ratio of net investment income (loss)
  to average net assets                                             (0.01%)(2)
Portfolio turnover rate(4)                                            107%


(1) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(2) Annualized.

(3) Not annualized.

(4) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

FINANCIAL HIGHLIGHTS

THE HARTFORD GROWTH OPPORTUNITIES FUND -- CLASS Y






                                                  PERIOD:
                                                2/19/2002 -
                                               10/31/2002
                                               ----------
CLASS Y -- PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period           $  19.80
Income from Investment Operations:
Net investment income (loss)                      (0.06)
Net realized and unrealized gain (loss)
  on investments                                  (4.39)
                                               --------
Total from investment operations                  (4.45)
Less distributions:
  Dividends from net investment income             0.00
  Distributions from capital gains                 0.00


  Return of Capital                                0.00
                                               --------
Total distributions                                0.00
                                               ========
Net asset value, end of period                 $  15.35
                                               ========
TOTAL RETURN(1)
                                                 (22.47%)(3)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)       $      1
Ratio of expenses to average net assets
  before waivers and reimbursements                0.89%(2)
Ratio of expenses to average net assets
  Waivers and reimbursements                       0.89%(2)
Ratio of net investment income (loss) to
  Average net assets                              (0.44%)(2)
Portfolio turnover rate(4)                          182%



 (1) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.





(2) Annualized.

(3) Not Annualized.

(4) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

FINANCIAL HIGHLIGHTS

THE HARTFORD HIGH YIELD FUND -- CLASS Y




                                                                                             PERIOD:         YEAR         PERIOD:
                                                                       YEAR ENDED:          1/1/2000-       ENDED:      9/30/1998-
                                                             10/31/2002(7)   10/31/2001   10/31/2000(5)   12/31/1999   12/31/1998(1)
                                                             -------------  -----------  --------------   ----------  --------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                           $   8.48       $   9.10      $   9.78       $  10.16     $  10.00
Income from investment operations:
Net investment income (loss)                                       0.34           0.83          0.69           0.78         0.21
Net realized and unrealized gain (loss) on investments            (1.30)         (0.63)        (0.69)         (0.39)        0.13
                                                               --------       --------      --------       --------     --------
Total from investment operations                                  (0.96)          0.20          0.00           0.39         0.34
Less distributions:
  Dividends from net investment income                            (0.79)         (0.82)        (0.68)         (0.77)       (0.18)
  Distributions from capital gains                                 0.00           0.00          0.00           0.00         0.00
  Return of capital                                                0.00           0.00          0.00           0.00         0.00
                                                               --------       --------      --------       --------     --------
Total distributions                                               (0.79)         (0.82)        (0.68)         (0.77)       (0.18)
                                                               --------       --------      --------       --------     --------
Net asset value, end of period                                 $   6.73       $   8.48      $   9.10       $   9.78     $  10.16
                                                               ========       ========      ========       ========     ========
TOTAL RETURN(6)                                                  (12.01%)         2.15%         0.02%(3)       3.98%        3.51%(3)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                       $      1       $  4,223      $  2,955       $  2,314     $  1,034
Ratio of expenses to average net assets before waivers and
  reimbursements                                                   0.84%          0.88%         0.89%(4)       0.90%        1.17%(4)
Ratio of expenses to average net assets after waivers and
  reimbursements                                                   0.84%          0.88%         0.89%(4)       0.90%        0.95%(4)
Ratio of net investment income (loss) to average net assets       10.04%          9.48%         8.99%(4)       8.20%        7.48%(4)
Portfolio turnover rate(2)                                           22%          62.8%        57.19%         52.96%       10.85%

(1) The fund was declared effective by the Securities and Exchange Commission on September 30, 1998.

(2) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.

(3) Not annualized.

(4) Annualized.

(5) The Funds' fiscal year end has been changed to October 31st.

(6) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(7) Per share amounts are calculated using shares outstanding method.

FINANCIAL HIGHLIGHTS

THE HARTFORD INTERNATIONAL CAPITAL APPRECIATION FUND -- CLASS Y




                                                                                     PERIOD
                                                                                     ENDED:
                                                                   YEAR ENDED:     4/30/2001-
                                                                  10/31/2002(6)  10/31/2001(1)
                                                                  ------------   -------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                                $   7.63       $  10.00
Income from Investment Operations:
  Net investment income (loss)                                          0.07           0.02
  Net realized and unrealized gain (loss) on investments               (0.72)         (2.39)
                                                                    --------       --------
  Total from investment operations                                     (0.65)         (2.37)
Less distributions:
  Dividends from net investment income                                  0.00           0.00
  Distributions from capital gains                                      0.00           0.00
  Return of capital                                                     0.00           0.00
                                                                    --------       --------
  Total distributions                                                   0.00           0.00
                                                                    --------       --------
Net asset value, end of period                                      $   6.98       $   7.63
                                                                    ========       ========
TOTAL RETURN(2)(5)                                                     (8.52%)       (23.70%)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                            $    209       $    229
Ratio of expenses to average net assets before waivers and
  Reimbursements                                                        2.19%          2.10%(3)
Ratio of expenses to average net assets after waivers and
  Reimbursements                                                        1.20%          1.20%(3)
Ratio of net investment income (loss) to average net
  Assets                                                                0.79%          0.36%(3)
Portfolio turnover rate(4)                                               330%         134.9%

(1) The fund became effective and open for investment on April 30, 2001.

(2) Not annualized.

(3) Annualized.

(4) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.

(5) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(6) Per share amounts have been calculated using average shares outstanding method.

FINANCIAL HIGHLIGHTS

THE HARTFORD INTERNATIONAL OPPORTUNITIES FUND -- CLASS Y




                                                                              PERIOD:
                                                      YEAR ENDED:            1/1/2000-                 YEAR ENDED:
                                              10/31/2002(6)   10/31/2001   10/31/2000(1)   12/31/1999  12/31/1998  12/31/1997
                                              -------------   ----------   -------------   ----------  ----------  ----------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period             $  9.49       $ 13.19      $  15.56        $ 11.97      $ 10.62     $10.73
Income from investment operations:
Net investment income (loss)                        0.02          0.09          0.12           0.09         0.12       0.15
Net realized and unrealized gain (loss)
  on investments                                   (1.32)        (3.18)        (2.43)          4.51         1.27      (0.02)
                                                 -------       -------      --------        -------      -------     ------
Total from investment operations                   (1.30)        (3.09)        (2.31)          4.60         1.39       0.13
Less distributions:
  Dividends from net investment income              0.00          0.00         (0.01)         (0.18)       (0.04)     (0.07)

  Distributions from capital gains                  0.00         (0.61)        (0.05)         (0.83)        0.00      (0.17)
  Return of capital                                 0.00          0.00          0.00           0.00         0.00       0.00
                                                 -------       -------      --------        -------      -------     ------
Total distributions                                 0.00         (0.61)        (0.06)         (1.01)       (0.04)     (0.24)
                                                 -------       -------      --------        -------      -------     ------
Net asset value, end of period                   $  8.19       $  9.49      $  13.19        $ 15.56      $ 11.97     $10.62
                                                 =======       =======      ========        =======      =======     ======
TOTAL RETURN(5)                                   (13.70%)      (24.56%)      (14.91%)(2)     39.63%       13.11%      1.31%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)         $ 4,543       $17,092      $ 22,454        $25,403      $10,860     $6,422

Ratio of expenses to average  net assets
  before waivers and reimbursements                 1.13%         1.06%         1.06%(3)       1.11%        1.36%      1.76%
Ratio of expenses to average net assets
  after waivers and reimbursements                  1.13%         1.06%         1.06%(3)       1.11%        1.20%      1.20%
Ratio   of net   investment   income (loss)
  to average net assets                             0.31%         0.97%         1.13%(3)       1.07%        1.17%      1.33%
Portfolio turnover rate(4)                           175%        158.1%       120.85%        128.26%      148.58%     59.16%


(1) The fund's fiscal year end has been changed to October 31st.


(2) Not annualized.

(3) Annualized.

(4) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.

(5) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(6) Per share amounts have been calculated using average shares outstanding method.

FINANCIAL HIGHLIGHTS

THE HARTFORD INTERNATIONAL SMALL COMPANY FUND -- CLASS Y





                                                                                      PERIOD
                                                                                      ENDED:
                                                                    YEAR ENDED:     4/30/2001-
                                                                  10/31/2002(6)   10/31/2001(1)
                                                                  -------------   -------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                                $   8.84         $  10.00
Income from Investment Operations:
  Net investment income (loss)                                          0.09             0.06
  Net realized and unrealized gain (loss) on investments               (0.50)           (1.22)
                                                                    --------         --------
  Total from investment operations                                     (0.41)           (1.16)
Less distributions:
  Dividends from net investment income                                  0.00             0.00
  Distributions from capital gains                                      0.00             0.00
  Return of capital                                                     0.00             0.00
                                                                    --------         --------
  Total distributions                                                   0.00             0.00
                                                                    --------         --------
Net asset value, end of period(5)                                   $   8.43         $   8.84
                                                                    ========         ========
TOTAL RETURN(2)(5)                                                     (4.64%)         (11.60%)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                            $    969         $    265
Ratio of expenses to average net assets before waivers and
  Reimbursements                                                        1.91%            2.92%(3)
Ratio of expenses to average net assets after waivers and
  Reimbursements                                                        1.20%            1.20%(3)
Ratio of net investment income (loss) to average net
  Assets                                                                0.89%            1.31%(3)
Portfolio turnover rate(4)                                               194%           128.1%


(1) The fund became effective and open for investment on April 30, 2001.

(2) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(3) Annualized.

(4) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.

(5) Not annualized.


(6) Per share amounts have been calculated using average shares outstanding method.

FINANCIAL HIGHLIGHTS

THE HARTFORD MIDCAP FUND -- CLASS Y




                                                                                             PERIOD:
                                                                   YEAR ENDED:              1/1/2000-             YEAR ENDED:
                                                           10/31/2002(8)     10/31/2001   10/31/2000(3)    12/31/1999  12/31/1998(1)
                                                           -------------     ----------  -------------     ----------  -------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                       $     16.89       $   22.72    $   17.94        $   12.35    $   10.00
Income from investment operations:
Net investment income (loss)                                    (0.02)            --(6)       (0.01)           (0.02)       (0.02)
Net realized and unrealized gain (loss) on investments          (0.99)           (3.90)        5.49             6.18         2.37
                                                           -----------       ---------    ---------        ---------    ---------
Total from investment operations                                (1.01)           (3.90)        5.48             6.16         2.35
Less distributions:
  Dividends from net investment income                            0.00            0.00         0.00             0.00         0.00
  Distributions from capital gains                                0.00           (1.93)       (0.70)           (0.57)        0.00
  Return of capital                                               0.00            0.00         0.00             0.00         0.00
                                                           -----------       ---------    ---------        ---------    ---------
Total distributions                                               0.00           (1.93)       (0.70)           (0.57)        0.00
                                                           -----------       ---------    ---------        ---------    ---------
Net asset value, end of period                             $     15.88       $   16.89    $   22.72        $   17.94    $   12.35
                                                           ===========       =========    =========        =========    =========
TOTAL RETURN(7)                                                  (5.98%)        (18.58%)      31.01%(5)        50.87%       23.62%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                   $    27,319       $  52,576    $  62,343        $  17,997    $   3,750
Ratio of expenses to average net assets before
  waivers and reimbursements                                      0.92%           0.88%        0.96%(4)         0.97%        1.12%
Ratio of expenses to average net assets after waivers
  and reimbursements                                              0.92%           0.88%        0.96%(4)         0.97%        1.00%
Ratio of net investment income (loss) to average  net            (0.08%)         (0.03%)      (0.33%)(4)       (0.31%)      (0.33%)
  assets
Portfolio turnover rate(2)                                         109%          115.5%      110.37%          122.52%      139.02%

(1) The fund was declared effective by the Securities and Exchange Commission on December 31, 1997.

(2) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.


(3) The Fund's fiscal year end has been changed to October 31st.


(4) Annualized.

(5) Not annualized.

(6) Net Investment Income (Loss) is less than a penny a share.

(7) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(8) Per share amounts have been calculated using average shares outstanding method.

FINANCIAL HIGHLIGHTS

THE HARTFORD MIDCAP VALUE FUND -- CLASS Y





                                                                                    PERIOD ENDED:
                                                                    YEAR ENDED:      4/30/2001-
                                                                   10/31/2002(6)    10/31/2001(1)
                                                                   -------------    -------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                                 $   8.50         $  10.00
Income from Investment Operations:
  Net investment income (loss)                                           0.01            (0.01)
  Net realized and unrealized gain (loss) on investments                (0.12)           (1.49)
                                                                     --------         --------
  Total from investment operations                                      (0.11)           (1.50)
Less distributions:
  Dividends from net investment income                                   0.00             0.00
  Distributions from capital gains                                       0.00             0.00
  Return of capital                                                      0.00             0.00
                                                                     --------         --------
  Total distributions                                                    0.00             0.00
                                                                     --------         --------
Net asset value, end of period                                       $   8.39         $   8.50
                                                                     ========         ========
TOTAL RETURN(2)(5)                                                      (1.29%)         (15.00%)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                             $    252         $    255
Ratio of expenses to average net assets before waivers and
  reimbursements(3)                                                      1.02%            1.11%
Ratio of expenses to average net assets after waivers and
  reimbursements(3)                                                      1.00%            0.95%
Ratio of net investment income (loss) to average net
  Assets(3)                                                              0.23%            0.25%
Portfolio turnover rate(4)                                                 40%            28.4%


(1) The fund became effective and open for investment on April 30, 2001.

(2) Not annualized.

(3) Annualized.

(4) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.

(5) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(6) Per share amounts have been calculated using average shares outstanding method.

FINANCIAL HIGHLIGHTS

THE HARTFORD MONEY MARKET FUND -- CLASS Y




                                                                       PERIOD:
                                                  YEAR ENDED:          1/1/2000-                 YEAR ENDED:
                                          10/31/2002(5)  10/31/2001  10/31/2000(1)  12/31/1999  12/31/1998  12/31/1997
                                          -------------  ----------  -------------  ----------  ----------  ----------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period       $    1.00     $   1.00     $  1.00         $ 1.00      $ 1.00      $ 1.00
Income from investment operations:
Net investment income (loss)                   0.017         0.04        0.05           0.05        0.05        0.05
Net realized and unrealized gain (loss)
  on investments                                0.00         0.00        0.00           0.00        0.00        0.00
                                           ---------     --------     -------         ------      ------      ------
Total from investment operations               0.017         0.04        0.05           0.05        0.05        0.05
Less distributions:
  Dividends from net investment               (0.017)       (0.04)      (0.05)         (0.05)      (0.05)      (0.05)
  income
  Distributions from capital gains              0.00         0.00        0.00           0.00        0.00       (0.00)
  Return of capital                             0.00         0.00        0.00           0.00        0.00        0.00
                                           ---------     --------     -------         ------      ------      ------
Total distributions                           (0.017)       (0.04)      (0.05)         (0.05)      (0.05)      (0.05)
                                           ---------     --------     -------         ------      ------      ------
Net asset value, end of period             $    1.00     $   1.00     $  1.00         $ 1.00      $ 1.00      $ 1.00
                                           =========     ========     =======         ======      ======      ======
TOTAL RETURN(4)                                 1.72%        4.49%       4.94%(2)       4.80%       5.16%       5.23%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)   $   2,815     $ 33,309     $18,325         $8,953      $5,320      $2,638
Ratio of expenses to average net assets
  before waivers and reimbursements             0.62%        0.61%       0.65%(3)       0.64%       0.71%       0.82%
Ratio of expenses to average net assets
  after waivers and reimbursements              0.55%        0.55%       0.55%(3)       0.55%       0.55%       0.55%
Ratio of net investment income (loss) to
  average net assets                            1.51%        4.08%       5.80%(3)       4.70%       4.99%       5.13%
Portfolio turnover rate                          N/A          N/A         N/A            N/A         N/A         N/A


(1) The fund's fiscal year end has been changed to October 31st.


(2) Not annualized.

(3) Annualized.

(4) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.


(5) Per share amounts have been calculated using average shares outstanding method.

FINANCIAL HIGHLIGHTS

THE HARTFORD SMALL COMPANY FUND -- CLASS Y




                                                                       PERIOD:
                                            YEAR ENDED:              1/1/2000-                      YEAR ENDED:
                                    10/31/2002(6)     10/31/2001     10/31/2000(1)    12/31/1999    12/31/1998    12/31/1997
                                    -------------     ----------    --------------    ----------    ----------    ----------
PER SHARE OPERATING
  PERFORMANCE
Net asset value, beginning of
  period                              $  12.35        $  18.50      $  20.84          $  13.47      $  12.24      $  10.71
Income from investment operations:
Net investment income (loss)             (0.06)          (0.02)        (0.02)            (0.03)        (0.03)        (0.01)
Net realized and unrealized gain
  (loss) on investments                  (2.02)          (5.54)        (1.43)             8.70          1.38          2.09
                                      --------        --------      --------          --------      --------      --------
Total from investment operations         (2.08)          (5.56)        (1.45)             8.67          1.35          2.08
Less distributions:
  Dividends from net investment
    income                                0.00            0.00          0.00              0.00          0.00          0.00
  Distributions from capital gains        0.00           (0.59)        (0.89)            (1.30)        (0.12)        (0.55)
  Return of capital                       0.00            0.00          0.00              0.00          0.00          0.00
                                      --------        --------      --------          --------      --------      --------
Total distributions                       0.00           (0.59)        (0.89)            (1.30)        (0.12)        (0.55)
                                      --------        --------      --------          --------      --------      --------
Net asset value, end of period        $  10.27        $  12.35      $  18.50          $  20.84      $  13.47      $  12.24
                                      ========        ========      ========          ========      ========      ========
TOTAL RETURN(5)                         (16.84%)        (31.02%)       (7.27%)(2)        66.37%        11.05%        19.69%
RATIOS AND SUPPLEMENTAL
  DATA:
Net assets, end of period (in
  thousands)                          $ 10,834        $ 33,473      $ 46,205          $ 39,536      $ 13,004      $  9,062
Ratio of expenses to average net
  assets before waivers and
  reimbursements                          1.00%           0.95%         0.96%(3)          0.99%         1.02%         1.30%
Ratio of expenses to average net
  assets after waivers and
  reimbursements                          1.00%           0.95%         0.96%(3)          0.99%         1.00%         1.00%
Ratio of net investment income
  (loss) to average net assets           (0.53%)         (0.14%)       (0.23%)(3)        (0.46%)       (0.33%)       (0.14%)
Portfolio turnover rate(4)                 226%          224.3%       158.15%           176.74%       266.82%       255.37%

(1) The fund's fiscal year end has been changed to October 31st.

(2) Not annualized.

(3) Annualized.

(4) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.

(5) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(6) Per share amounts have been calculated using average shares outstanding method.

FINANCIAL HIGHLIGHTS


THE HARTFORD SMALLCAP GROWTH FUND -- CLASS Y







                                               Period:
                                             2/19/2002-
                                             10/31/2002
                                             ----------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period         $   20.21
Income from Investment Operations:
Net investment income (loss)                     (0.08)
Net realized and   unrealized   gain
(loss)
  on investments                                 (4.52)
                                             ---------
Total from investment operations                 (4.60)
Less distributions:
  Dividends from net investment income            0.00
  Distributions from capital gains                0.00
  Return of capital                               0.00
                                             ---------
Total distributions                               0.00
                                             ---------
Net asset value, end of period               $   15.61
                                             =========
TOTAL RETURN(1)                                 (22.77%)(3)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)     $    1
Ratio of expenses to average net assets
  before waivers and reimbursements               1.06%(2)
Ratio of expenses to average net
assets
  after waivers and reimbursements                1.00%(2)
Ratio of net investment income (loss) to
  average net assets                             (0.60%)(2)
Portfolio turnover rate(4)                          93%

(1) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account

(2) Annualized.

(3) Not Annualized.

(4) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

FINANCIAL HIGHLIGHTS

THE HARTFORD STOCK FUND -- CLASS Y




                                                                  PERIOD:
                                             YEARENDED:          1/1/2000-                YEAR ENDED:
                                    10/31/2002(6)  10/31/2001  10/31/2000(1)  12/31/1999  12/31/1998  12/31/1997
                                    -------------  ----------  -------------  ----------  ----------  ----------
PER SHARE OPERATING
  PERFORMANCE
Net asset value, beginning of
  period                            $  17.31        $  23.85     $ 23.99        $ 19.89     $ 15.25     $ 11.55
Income from investment
  operations:
Net investment income (loss)            0.10            0.09        0.05          (0.01)       0.06        0.03
Net realized and unrealized gain
  (loss) on investments                (3.26)          (5.55)       0.02           4.53        4.78        3.70
                                    --------        --------     -------        -------     -------     -------
Total from investment operations       (3.16)          (5.46)       0.07           4.52        4.84        3.73
Less distributions:
  Dividends from net investment
    income                              0.00            0.00        0.00           0.00        0.00        0.00
  Distributions from capital
    gains                               0.00           (1.08)      (0.21)         (0.42)      (0.19)      (0.03)
  Return of capital                     0.00            0.00        0.00           0.00       (0.01)       0.00
                                    --------        --------     -------        -------     -------     -------
Total distributions                     0.00           (1.08)      (0.21)         (0.42)      (0.20)      (0.03)
                                    --------        --------     -------        -------     -------     -------
Net asset value, end of period      $  14.15        $  17.31     $ 23.85        $ 23.99     $ 19.89     $ 15.25
                                    ========        ========     =======        =======     =======     =======
TOTAL RETURN(5)                       (18.26%)        (23.93%)      0.28%(2)      22.91%      31.80%      32.33%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in
  thousands)                        $ 34,116        $ 27,004     $32,123        $31,129     $ 7,919     $ 5,510
Ratio of expenses to average net
  assets before waivers and
  reimbursements                        0.85%           0.79%       0.80%(3)       0.91%       0.96%       1.11%
Ratio of expenses to average net
  assets after waivers and
  reimbursements                        0.85%           0.79%       0.80%(3)       0.91%       0.96%       1.00%
Ratio of net investment income
  (loss) to average net assets          0.58%           0.54%       0.28%(3)       0.36%       0.36%       0.53%
Portfolio turnover rate(4)                48%           38.3%      37.85%         33.62%      37.03%      42.83%

(1) The fund's fiscal year end has been changed to October 31st.

(2) Not annualized.

(3) Annualized.

(4) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.

(5) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(6) Per share amounts have been calculated using average shares outstanding method.

FINANCIAL HIGHLIGHTS

THE HARTFORD TAX-FREE MINNESOTA FUND -- CLASS Y




                                                    PERIOD:
                                                  2/19/2002 -
                                                  10/31/2002
                                                  ----------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period              $   10.29
Income from Investment Operations:
Net investment income (loss)                           0.29
Net realized and unrealized gain (loss) on
  Investments                                          0.20
                                                  ---------
Total from investment operations                       0.49
Less distributions:
  Dividends from net investment income                (0.29)
  Distributions from capital gains                     0.00
  Return of capital                                    0.00
                                                  ---------
Total distributions                                   (0.29)
                                                  ---------
Net asset value, end of period                    $   10.49
                                                  =========
TOTAL RETURN(1)                                        4.92%(3)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)          $    1
Ratio of expenses to average net assets before
  waivers and reimbursements                           0.65%(2)
Ratio of expenses to average net assets after
  waivers and reimbursements                           0.65%(2)
Ratio of net investment income (loss) to
  average net assets                                   3.83%(2)
Portfolio turnover rate(4)                               36%

(1) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(2) Annualized

(3) Not Annualized.

(4) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

FINANCIAL HIGHLIGHTS

THE HARTFORD TAX-FREE NATIONAL FUND -- CLASS Y






                                             Period:
                                           2/19/2002-
                                           10/31/2002
                                           ----------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period       $ 10.99
Income from Investment Operations:
Net investment income (loss)                  0.33
Net realized and unrealized gain (loss)on
  Investments                                 0.27
                                           -------
Total from investment operations              0.60
Less distributions:
  Dividends from net investment income       (0.31)
  Distributions from capital gains            0.00
  Return of capital                           0.00
                                           -------
         Total distributions                 (0.31)
                                           -------
Net asset value, end of period             $ 11.28
                                           =======
TOTAL RETURN(1)                               5.52%(3)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)   $     1
Ratio of expenses to average net assets
  before waivers and reimbursements           0.63%(2)
Ratio of expenses to average net assets
  after waivers and reimbursements            0.63%(2)
Ratio of net investment income (loss) to
  average net assets                          4.15%(2)
Portfolio turnover rate(4)                      47%

(1) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(2) Annualized.

(3) Not Annualized.

(4) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

FINANCIAL HIGHLIGHTS

THE HARTFORD TOTAL RETURN BOND FUND -- CLASS Y




                                                                      PERIOD:
                                               YEAR ENDED:           1/1/2000-                  YEAR ENDED:
                                        10/31/2002(6)   10/31/2001  10/31/2000(1)  12/31/1999   12/31/1998  12/31/1997
                                        -------------  -----------  -------------  ----------   ----------  ----------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period     $  10.99       $  10.22     $  9.99       $  10.81      $ 10.64     $ 10.27
Income from investment operations:
Net investment income (loss)                 0.45           0.61        0.54           0.55         0.58        0.58
Net realized and unrealized gain
(loss)
  on investments                             0.08           0.73        0.20          (0.80)        0.24        0.54
                                         --------       --------     -------       --------      -------     -------
Total from investment operations             0.53           1.34        0.74          (0.25)        0.82        1.12
Less distributions:
  Dividends from net investment             (0.58)         (0.57)      (0.51)         (0.55)       (0.57)      (0.59)
  income
  Distributions from capital gains          (0.07)          0.00        0.00          (0.02)       (0.08)      (0.16)
  Return of capital                          0.00           0.00        0.00           0.00         0.00        0.00
                                         --------       --------     -------       --------      -------     -------
Total distributions                         (0.65)         (0.57)      (0.51)         (0.57)       (0.65)      (0.75)
                                         --------       --------     -------       --------      -------     -------
Net asset value, end of period           $  10.87       $  10.99     $ 10.22       $   9.99      $ 10.81     $ 10.64
                                         ========       ========     =======       ========      =======     =======
TOTAL RETURN(5)                              5.01%         13.46%       7.60%(2)      (2.31%)       7.98%      11.30%
RATIOS AND SUPPLEMENTAL DATA:
Net assets,end of period (in thousands)   $ 39,778      $ 43,635     $30,334       $ 28,052      $10,766     $ 5,756
Ratio of expenses to average net assets
  before waivers and reimbursements          0.78%          0.75%       0.77%(3)       0.80%        0.84%       1.01%
Ratio of expenses to average net assets
  after waivers and reimbursements           0.78%          0.75%       0.77%(3)       0.80%        0.80%       0.80%
Ratio of net investment income (loss)to
  average net assets                         5.16%          5.50%       6.34%(3)       5.77%        5.48%       5.98%
Portfolio turnover rate(4)                    149%         195.6%     139.94%        113.37%      135.01%     220.45%

(1) The fund's fiscal year end has been changed to October 31st.

(2) Not annualized.

(3) Annualized.

(4) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.

(5) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(6) Per share amounts have been calculated using average shares outstanding method.

FINANCIAL HIGHLIGHTS

THE HARTFORD U.S. GOVERNMENT SECURITIES FUND -- CLASS Y




                                                                 PERIOD
                                                                2/19/2002
                                                               10/31/2002
                                                               ----------
PER SHARE OPERATING PERFORMANCE
Net asset value, begiing of period                              $   9.50
Income from Investment Operations:
Net investment income (loss)                                        0.32
Net realized and unrealized gain
(loss) on investments                                               0.36
                                                                --------
Total from investment operations                                    0.68
Less distributions:
  Dividends from net investment income                             (0.29)
  Distributions from capital gains                                  0.00
  Return of capital                                                 0.00
                                                                --------
Total distributions                                                (0.29)
                                                                --------
Net asset value, end of period                                  $   9.89
                                                                ========
TOTAL RETURN(1)                                                     7.32%(3)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                        $      1
Ratio of expenses to average net assets
  before waivers and reimbursements                                 0.74%(2)
Ratio of expenses to average net assets
  after waivers and reimbursements                                  0.74%(2)
Ratio of net investment income (loss)
  to average net assets                                             4.36%(2)
Portfolio turnover rate(4)                                           218%


(1) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.


(2)  Annualized

(3)  Not Annualized.

(4) Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of the shares issued.

FINANCIAL HIGHLIGHTS

THE HARTFORD VALUE FUND -- CLASS Y




                                                                                     PERIOD ENDED:
                                                                    YEAR ENDED:       4/30/2001
                                                                    10/31/2002(6)    10/31/2001(1)
                                                                    -------------    -------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                                  $  9.04           $ 10.00
Income from Investment Operations:
  Net investment income (loss)                                           0.09              0.05
  Net realized and unrealized gain (loss) on investments                (1.44)            (1.01)
                                                                      -------           -------
  Total from investment operations                                      (1.35)            (0.96)
Less distributions:
  Dividends from net investment income                                   0.00              0.00
  Distributions from capital gains                                      (0.05)             0.00
  Return of capital                                                      0.00              0.00
                                                                      -------           -------
  Total distributions                                                   (0.05)             0.00
                                                                      --------          -------
Net asset value, end of period                                        $  7.64           $  9.04
                                                                      =======           =======
TOTAL RETURN(2)(5)                                                     (15.05%)           (9.60%)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                              $   230           $   271
Ratio of expenses to average net assets before waivers and
  reimbursements(3)                                                      0.98%             1.09%
Ratio of expenses to average net assets after waivers and
  reimbursements(3)                                                      0.98%             1.00%
Ratio of net investment income (loss) to average net
  Assets(3)                                                              1.09%             0.98%
Portfolio turnover rate(4)                                                 35%             12.2%

(1)  The fund became effective and open for investment on April 30, 2001.

(2)  Not annualized.

(3)  Annualized.

(4) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.

(5) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(6) Per share amounts have been calculated using average shares outstanding method.

FINANCIAL HIGHLIGHTS

THE HARTFORD VALUE OPPORTUNITIES FUND -- CLASS Y





                                                                    PERIOD:
                                                                    2/19/2002-
                                                                   10/31/2002
                                                                   ----------
CLASS Y -- PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                                $  11.73
Income from Investment Operations:
Net investment income (loss)                                            0.05
Net realized and unrealized gain
  (loss) on investments                                                (2.48)
                                                                    --------
Total from investment operations                                       (2.43)
Less distributions:
  Dividends from net investment income                                  0.00
  Distributions from capital gains                                      0.00
  Return of capital                                                     0.00
                                                                    --------
Total distributions                                                     0.00
                                                                    --------
Net asset value, end of period                                      $   9.30
                                                                    ========
TOTAL RETURN(1)                                                       (20.75%)(3)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in                                       $      1
  thousands)
Ratio of expenses to average net
  assets before waivers and
  Reimbursements
                                                                        1.13%(2)
Ratio of expenses to average net
  assets after waivers and
  Reimbursements                                                        1.00%(2)
Ratio of net investment income (loss)
  to average net assets                                                 0.49%(2)
Portfolio turnover rate(4)                                                70%


(1) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(2)  Annualized.

(3)  Not Annualized.

(4) Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

                        PRIVACY POLICY AND PRACTICES OF


         THE HARTFORD FINANCIAL SERVICES GROUP, INC. AND ITS AFFILIATES


                       (HEREIN CALLED "WE, OUR, AND US")



          This Privacy Policy applies to our United States Operations


We value your trust. We are committed to the responsible:


a) management;



b) use; and



c) protection;



of PERSONAL INFORMATION.



This notice describes how we collect, disclose, and protect PERSONAL
INFORMATION.



We collect PERSONAL INFORMATION to:



a) service your TRANSACTIONS with us; and



b) support our business functions.



We may obtain PERSONAL INFORMATION from:



a) YOU;



b) your TRANSACTIONS with us; and



c) third parties such as a consumer-reporting agency.



Based on the type of product or service YOU apply for or get from us, PERSONAL INFORMATION such as:



a) your name;



b) your address;



c) your income;



d) your payment; or



e) your credit history;



may be gathered from sources such as applications, TRANSACTIONS, and consumer reports.



To serve YOU and service our business, we may share certain PERSONAL INFORMATION. We will share PERSONAL INFORMATION, only as allowed by law, with affiliates such as:



a) our insurance companies;



b) our employee agents;



c) our brokerage firms; and



d) our administrators.



As allowed by law, we may share PERSONAL FINANCIAL INFORMATION with our affiliates to:



a) market our products; or



b) market our services;



to YOU without providing YOU with an option to prevent these disclosures.



We may also share PERSONAL INFORMATION, only as allowed by law, with unaffiliated third parties including:



a) independent agents;



b) brokerage firms;



c) insurance companies;



d) administrators; and



e) service providers;



who help us serve YOU and service our business.


When allowed by law, we may share certain PERSONAL FINANCIAL INFORMATION with other unaffiliated third parties who assist us by performing services or functions such as:



a) taking surveys;



b) marketing our products or services; or



c) offering financial products or services under a joint agreement between us and one or more financial institutions.



We will not sell or share your PERSONAL FINANCIAL INFORMATION with anyone for purposes unrelated to our business functions without offering YOU the opportunity to:



a) "opt-out;" or



b) "opt-in;"



as required by law.



We only disclose PERSONAL HEALTH INFORMATION with:



a) your proper written authorization; or



b) as otherwise allowed or required by law.



Our employees have access to PERSONAL INFORMATION in the course of doing their jobs, such as:



a) underwriting policies;



b) paying claims;



c) developing new products; or



d) advising customers of our products and services.



We use manual and electronic security procedures to maintain:



a) the confidentiality; and



b) the integrity of;



PERSONAL INFORMATION that we have. We use these procedures to guard against unauthorized access.



Some techniques we use to protect PERSONAL INFORMATION include:



a) secured files;



b) user authentication;



c) encryption;



d) firewall technology; and



e) the use of detection software.



We are responsible for and must:



a) identify information to be protected;



b) provide an adequate level of protection for that data;



c) grant access to protected data only to those people who must use it in the performance of their job-related duties.


 56                                                    THE HARTFORD MUTUAL FUNDS

Employees who violate our Privacy Policy will be subject to discipline, which may include ending their employment with us.



At the start of our business relationship, we will give YOU a copy of our current Privacy Policy.



We will also give YOU a copy of our current Privacy Policy once a year if YOU maintain a continuing business relationship with us.



We will continue to follow our Privacy Policy regarding PERSONAL INFORMATION even when a business relationship no longer exists between us.



As used in this Privacy Notice:



APPLICATION means your request for our product or service.



PERSONAL FINANCIAL INFORMATION means financial information such as:



a) credit history;



b) income;



c) financial benefits; or



d) policy or claim information.



PERSONAL HEALTH INFORMATION means health information such as:



a) your medical records; or



b) information about your illness, disability or injury.


PERSONAL INFORMATION means information that identifies YOU personally and is not otherwise available to the public. It includes:



a) PERSONAL FINANCIAL INFORMATION; and



b) PERSONAL HEALTH INFORMATION.



TRANSACTION means your business dealings with us, such as:



a) your APPLICATION;



b) your request for us to pay a claim; and



c) your request for us to take an action on your account.



YOU means an individual who has given us PERSONAL INFORMATION in conjunction with:



a) asking about;



b) applying for; or



c) obtaining;



a financial product or service from us if the product or service is used mainly for personal, family, or household purposes.



This Privacy Policy is being provided on behalf of the following affiliates of The Hartford Financial Services Group, Inc.:



American Maturity Life Insurance Company; Capstone Risk Management, LLC; First State Insurance Company; Hart Life Insurance Company; Hartford Accident & Indemnity Company; Hartford Administrative Services Company; Hartford Casualty Insurance Company; Hartford Equity Sales Company, Inc.; Hartford Fire Insurance Company; Hartford HLS Series Fund II, Inc.; Hartford Insurance Company of Illinois; Hartford Insurance Company of the Midwest; Hartford Insurance Company of the Southeast; Hartford International Life Reassurance Corporation; Hartford Investment Financial Services, LLC; Hartford Investment Management Company; Hartford Life & Accident Insurance Company; Hartford Life and Annuity Insurance Company; Hartford Life Insurance Company; Hartford Lloyd's Insurance Company; Hartford Securities Distribution Company, Inc.; Hartford Series Fund, Inc.; Hartford Specialty Company; Hartford Underwriters Insurance Company; Hartford-Comprehensive Employee Benefit Service Company; International Corporate Marketing Group, LLC; New England Insurance Company; Nutmeg Insurance Agency, Inc.; Nutmeg Insurance Company; Nutmeg Life Insurance Company; Omni General Agency, Inc.; Omni Indemnity Company; Omni Insurance Company; P2P Link, LLC; Pacific Insurance Company, Limited; Planco Financial Services, Inc.; Property and Casualty Insurance Company of Hartford; Sentinel Insurance Company, Ltd.; Servus Life Insurance Company; Specialty Risk Services, Inc.; The Hartford Income Shares Fund, Inc.; The Hartford Mutual Funds II, Inc.; The Hartford Mutual Funds, Inc.; Trumbull Insurance Company; Trumbull Services, L.L.C.; Twin City Fire Insurance Company; Woodbury Financial Services, Inc.


THE HARTFORD MUTUAL FUNDS                                                     57

FOR MORE INFORMATION

Two documents are available that offer further information on The Hartford Mutual Funds:

ANNUAL/SEMIANNUAL REPORT TO SHAREHOLDERS

Additional information about each fund is contained in the financial statements and portfolio holdings in the fund's annual and semi-annual reports. In the fund's annual report you will also find a discussion of the market conditions and investment strategies that significantly affected that fund's performance during the last fiscal year, as well as the auditor's report.

STATEMENT OF ADDITIONAL INFORMATION (SAI)


The SAI contains more detailed information on the funds.


A current SAI and annual report have been filed with the Securities and Exchange Commission and are incorporated by reference into (which means they are legally a part of) this prospectus.

To request a free copy of the current annual/semiannual report for a fund and/or the SAI or for shareholder inquiries or other information about the funds, please contact the funds at:

BY MAIL:

The Hartford Mutual Funds
P.O. Box 64387
St. Paul, MN 55164-0387

(For overnight mail)
The Hartford Mutual Funds
500 Bielenberg Drive
Woodbury, MN 55125-1400

BY PHONE:

1-888-843-7824

ON THE INTERNET:

www.hartfordinvestor.com

Or you may view or obtain these documents from the SEC:

IN PERSON:

at the SEC's Public Reference Room in Washington, DC

Information on the operation of the SEC's public reference room may be obtained by calling 1-202-942-8090.

BY MAIL:

Public Reference Section
Securities and Exchange Commission
Washington, DC 20549-0102
(duplicating fee required)

ON THE INTERNET OR BY E-MAIL:


Internet:
www.sec.gov



E-Mail:
publicinfo@sec.gov


Requests which are made by e-mail require the payment of a duplicating fee to the SEC to obtain a document.

SEC FILE NUMBERS:
The Hartford Mutual Funds, Inc. 811-07589
The Hartford Mutual Funds II, Inc. 811-00558

THE HARTFORD MUTUAL FUNDS



                                            CLASS L, CLASS M, CLASS N, CLASS H,
                                            CLASS Z AND CLASS E SHARES



                                            PROSPECTUS


                                            MARCH 1, 2003


AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND                   THE HARTFORD GROWTH FUND
EXCHANGE COMMISSION HAS NOT APPROVED OR                        THE HARTFORD GROWTH OPPORTUNITIES FUND
DISAPPROVED THESE SECURITIES OR PASSED UPON THE                THE HARTFORD SMALLCAP GROWTH FUND
ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION                THE HARTFORD TAX-FREE MINNESOTA FUND
TO THE CONTRARY IS A CRIMINAL OFFENSE.                         THE HARTFORD TAX-FREE NATIONAL FUND
                                                               THE HARTFORD U.S. GOVERNMENT SECURITIES FUND
                                                               THE HARTFORD VALUE OPPORTUNITIES FUND

                               THE HARTFORD MUTUAL FUNDS
                               P.O. BOX 64387
                               ST. PAUL, MN 55164-0387

                    [THIS PAGE IS INTENTIONALLY LEFT BLANK]

INTRODUCTION
--------------------------------------------------------------------------------

Each fund described in this prospectus has its own investment strategy and risk/reward profile. This prospectus relates to the Class L, M, N, H, Z and E shares of Growth Fund, Growth Opportunities Fund, SmallCap Growth Fund, Tax-Free Minnesota Fund, Tax-Free National Fund, U.S. Government Securities Fund and Value Opportunities Fund.

Each fund is a diversified fund. All of the funds are series of The Hartford Mutual Funds II, Inc.

Information on each fund, including risk factors for investing in the funds, can be found on the pages following this introduction.

The investment manager to each fund is Hartford Investment Financial Services, LLC ("HIFSCO"). The day-to-day portfolio management of the funds is provided by an investment sub-adviser -- either Wellington Management Company, LLP ("Wellington Management") or Hartford Investment Management Company ("HIMCO(R)"). Information regarding HIFSCO, Wellington Management and HIMCO is included under the section entitled "Management of the Funds" in this prospectus.

Mutual funds are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Because you could lose money by investing in these funds, be sure to read all risk disclosures carefully before investing.

CONTENTS
--------------------------------------------------------------------------------


A summary of each fund's                  The Hartford Growth Fund                                               2
goals, principal strategies,              The Hartford Growth Opportunities Fund                                 5
main risks, performance                   The Hartford SmallCap Growth Fund                                      8
and expenses                              The Hartford Tax-Free Minnesota Fund                                  11
                                          The Hartford Tax-Free National Fund                                   14
                                          The Hartford U.S. Government Securities Fund                          17
                                          The Hartford Value Opportunities Fund                                 20

Description of other                      Investment strategies and investment matters                          23
investment strategies and
investment risks

Investment manager and                    Management of the funds                                               26
management fee information

Information on your                       About your account                                                    28
account                                   Share classes                                                         28
                                          How sales charges are calculated                                      28
                                          Sales charge reductions and waivers                                   29
                                          Adding to an account                                                  31
                                          Buying shares                                                         32
                                          Selling shares                                                        33
                                          Transaction policies                                                  35
                                          Dividends and account policies                                        36
                                          Additional investor services                                          38

Further information on the                Financial Highlights                                                  39
funds                                     Privacy policy                                                        56
                                          For more information                                          back cover


THE HARTFORD MUTUAL FUNDS                                                      1

THE HARTFORD GROWTH FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL.  The Hartford Growth Fund seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 65% of its total assets in equity securities of growth companies. The key characteristics of growth companies favored by the fund include a leadership position within the industry, a strong balance sheet, a high return on equity, accelerating earnings, growth in earnings per share, unrecognized or undervalued assets and a strong management team. The fund may invest in companies with a broad range of market capitalizations, but tends to focus on large capitalization companies with market capitalizations similar to those of companies in the S&P 500 Index. The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities.

The fund uses a two-tiered investment strategy:

     - Using what is sometimes referred to as a "top down" approach, Wellington Management analyzes the general economic and investment environment. This includes an evaluation of economic conditions, U.S. fiscal and monetary policy, demographic trends and investor sentiment. Through this top down analysis, Wellington Management anticipates trends and changes in various markets and in the economy overall and identifies industries and sectors that are expected to outperform.

     - Concurrent with top down analysis, Wellington Management utilizes what is sometimes referred to as a "bottom up" approach, which is the use of fundamental analysis to identify specific securities for purchase or sale. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends and other related measures or indicators of value.

--------------------------------------------------------------------------------

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. You could lose money as a result of your investment.

If Wellington Management incorrectly assesses a company's prospects for growth, or if its judgment about how other investors will value the company's growth is wrong, then the price of the company's stock may decrease, or it may not increase to the level that Wellington had anticipated.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Wellington Management's investment strategy will influence performance significantly. Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on small- or medium-capitalization stocks. Similarly, if Wellington's stock selection strategy does not perform as expected, the fund could underperform its peers or lose money.

The fund may trade securities actively, which could increase its transaction costs (thus affecting performance) and may increase your taxable distributions.

 2                                                     THE HARTFORD MUTUAL FUNDS

                                                        THE HARTFORD GROWTH FUND
--------------------------------------------------------------------------------

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the total return for the fund's Class L shares has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures in the table do. If sales charges were reflected in the bar chart, returns would have been lower.

The bar chart information is for the fund's Class L shares. The annual return variability of the fund's Class M, N and H shares would be substantially similar to that shown for Class L shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class M, N and H shares, excluding sales charges, would be lower than the annual returns shown for the fund's Class L shares because of differences in the expenses borne by each class of shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and would vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. The following information includes the fund's performance when it was managed by a previous investment adviser.
CLASS L TOTAL RETURNS
BY CALENDAR YEAR

(EXCLUDES SALES CHARGES)

--------------------------------------------------------------------------------


 45%
  30
  15
               2.79%    2.53%    21.57%   18.56%   23.80%   29.63%   34.67%
   0
 -15
                                                                              -4.95%  -14.60%  -24.65%
 -30

                1993     1994     1995     1996     1997     1998     1999     2000     2001     2002


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

 During the period shown in the bar chart, the highest quarterly return was 29.80% (4th quarter, 1999) and the lowest quarterly return was -19.01% (3rd quarter, 2001)

--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS
FOR PERIODS ENDING 12/31/2002

(INCLUDES SALES CHARGES)


                                                                           SINCE
                                                             10 YEAR   INCEPTION(1)
                                          1 YEAR    5 YEAR   CLASS L   CLASS M, N, H
   Class L Return Before Taxes            -28.22%    0.34%    6.70%          N/A
   Class L Return After Taxes on
   Distributions                          -28.23%   -2.54%    4.06%          N/A
   Class L Return After Taxes on
   Distributions and Sale of Fund Shares  -17.33%    0.45%    5.29%          N/A
   Class M Return Before Taxes            -28.20%    0.36%      N/A        6.88%
   Class N Return Before Taxes            -25.96%    0.56%      N/A        6.88%
   Class H Return Before Taxes            -28.23%    0.36%      N/A        6.88%
   Russell 1000 Growth Index (reflects
   no deduction for fees, expenses or
   taxes)                                 -27.88%   -3.84%    6.71%     8.02%(2)


INDEX: The Russell 1000 Growth Index is an unmanaged index which measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. (The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which measures the performance of the 3,000 largest U.S. companies based on total market capitalization.) You cannot invest directly in an index.

(1) Inception date November 14, 1994.

(2) Return is from 11/30/1994 - 12/31/2002.

THE HARTFORD MUTUAL FUNDS                                                      3

                                                        THE HARTFORD GROWTH FUND
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                                          CLASS M
                                                            AND
                                               CLASS L    CLASS H    CLASS N
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load)                  4.75%      4.00%      1.00%
   Maximum load imposed on purchases as a
   percentage of offering price                 4.75%       None       None
   Maximum deferred sales charge (load) (as a
   percentage of purchase price or redemption
   proceeds, whichever is less)                  None(1)   4.00%      1.00%
   Exchange fees                                 None       None       None

ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the
   fund's assets)
   Management fees                              0.81%      0.81%      0.81%
   Distribution and service (12b-1) fees        0.25%      1.00%      1.00%
   Other expenses                               0.08%      0.08%      0.08%
   Total annual operating expenses(2)           1.14%      1.89%      1.89%


(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class L shares that were purchased without a front-end sales charge. See "About Your Account: How Sales Charges are Calculated."

(2) HIFSCO has voluntarily agreed to limit the total operating expenses of Class L, Class M, Class N and Class H shares of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to 1.45%, 2.15%, 2.15% and 2.15%, respectively. This policy may be discontinued any time.

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:


EXPENSES (WITH REDEMPTION)                CLASS L   CLASS M   CLASS N   CLASS H
   Year 1                                 $  586    $  592    $  292    $  592
   Year 3                                 $  820    $  894    $  594    $  894
   Year 5                                 $1,073    $1,221    $1,021    $1,221
   Year 10                                $1,795    $2,016    $2,212    $2,016


You would pay the following expenses if you did not redeem your shares:


EXPENSES (WITHOUT REDEMPTION)             CLASS L   CLASS M   CLASS N   CLASS H
   Year 1                                 $  586    $  192    $  192    $  192
   Year 3                                 $  820    $  594    $  594    $  594
   Year 5                                 $1,073    $1,021    $1,021    $1,021
   Year 10                                $1,795    $2,016    $2,212    $2,016


 4                                                     THE HARTFORD MUTUAL FUNDS

THE HARTFORD GROWTH OPPORTUNITIES FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford Growth Opportunities Fund seeks short- and long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests primarily in a diversified portfolio of common stocks covering a broad range of industries, companies and market capitalizations that Wellington Management believes have superior growth potential. The fund may invest up to 20% of its total assets in foreign issuers and non-dollar securities.

Wellington Management uses fundamental analysis to identify high quality growth companies for purchase or sale by the fund. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends and other related measures or indicators of value.

--------------------------------------------------------------------------------

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. Because the fund invests in small, medium and large companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Stocks of small or mid-sized companies may be more risky than stocks of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer from isolated business setbacks. You could lose money as a result of your investment.

If Wellington Management incorrectly assesses a company's prospects for growth, or if its judgment about how other investors will value the company's growth is wrong, then the price of the company's stock may decrease, or it may not increase to the level that Wellington had anticipated.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Wellington Management's investment strategy will influence performance significantly. If Wellington's stock selection strategy does not perform as expected, the fund could underperform its peers or lose money.

The fund may trade securities actively, which could increase its transaction costs (thus affecting performance) and may increase your taxable distributions.

THE HARTFORD MUTUAL FUNDS                                                      5

                                          THE HARTFORD GROWTH OPPORTUNITIES FUND
--------------------------------------------------------------------------------

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the total return for the fund's Class L shares has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures in the table do. If sales charges were reflected in the bar chart, returns would have been lower.

The bar chart information is for the fund's Class L shares. The annual return variability of the fund's Class M, N, H and Z shares would be substantially similar to that shown for Class L shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class M, N and H shares, excluding sales charges, would be lower, and the actual returns of Class Z shares would be higher, than the annual returns shown for the fund's Class L shares because of differences in the expenses borne by each class of shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and would vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. The following information includes the fund's performance when it was managed by a previous investment adviser.

CLASS L TOTAL RETURNS BY CALENDAR YEAR

(EXCLUDES SALES CHARGES)

--------------------------------------------------------------------------------


 60%
  45
  30
  15
               10.37%            25.49%   17.18%   13.74%   18.97%   53.67%   3.47%
   0
 -15
                        -8.20%                                                        -24.11%  -28.30%
 -30

                1993     1994     1995     1996     1997     1998     1999     2000     2001     2002


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

 During the period shown in the bar chart, the highest quarterly return was 43.93% (4th quarter, 1999) and the lowest quarterly return was -23.93% (1st quarter, 2001)

--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/2002

(INCLUDES SALES CHARGES)


                                                                             SINCE          SINCE
                                                              10 YEARS   INCEPTION(1)    INCEPTION(2)
                                          1 YEAR    5 YEARS   CLASS L    CLASS M, N, H     CLASS Z
   Class L Return Before Taxes            -31.71%   -0.39%     5.21%           N/A            N/A
   Class L Return After Taxes on
   Distributions                          -31.71%   -3.69%     2.58%           N/A            N/A
   Class L Return After Taxes on
   Distributions and Sale of Fund Shares  -19.47%    0.03%     4.22%           N/A            N/A
   Class M Return Before Taxes            -31.67%   -0.34%       N/A         6.11%            N/A
   Class N Return Before Taxes            -29.53%   -0.16%       N/A         6.11%            N/A
   Class H Return Before Taxes            -31.64%   -0.33%       N/A         6.12%            N/A
   Class Z Return Before Taxes            -27.88%    0.98%       N/A           N/A          4.47%
   Russell 3000 Growth Index (reflects
   no deduction for fees, expenses or
   taxes)                                 -28.04%   -4.11%     6.30%         7.45%(3)       2.44%(4)


INDEX: The Russell 3000 Growth Index is an unmanaged index that measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. (The Russell 3000 Index is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization.) You cannot invest directly in an index.

(1) Inception date November 14, 1994.

(2) Inception date March 1, 1996.

(3) Return is from 11/30/1994 - 12/31/2002.

(4) Return is from 2/28/1996 - 12/31/2002.

 6                                                     THE HARTFORD MUTUAL FUNDS

                                          THE HARTFORD GROWTH OPPORTUNITIES FUND
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                                          CLASS M
                                                            AND
                                               CLASS L    CLASS H    CLASS N    CLASS Z
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load)                  4.75%      4.00%      1.00%       None
   Maximum load imposed on purchases as a
   percentage of offering price                 4.75%       None       None       None
   Maximum deferred sales charge (load) (as a
   percentage of purchase price or redemption
   proceeds, whichever is less)                  None(1)   4.00%      1.00%       None
   Exchange fees                                 None       None       None       None

ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the
   fund's assets)
   Management fees                              0.77%      0.77%      0.77%      0.77%
   Distribution and service (12b-1) fees        0.25%      1.00%      1.00%       None
   Other expenses                               0.08%      0.08%      0.08%      0.07%
   Total annual operating expenses (2)          1.10%      1.85%      1.85%      0.84%


(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class L shares that were purchased without a front-end sales charge. See "About Your Account: How Sales Charges are Calculated."

(2) HIFSCO has voluntarily agreed to limit the total operating expenses of Class L, Class M, Class N and Class H shares of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to 1.45%, 2.15%, 2.15% and 2.15%, respectively. This policy may be discontinued any time.

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:


EXPENSES (WITH REDEMPTION)                CLASS L   CLASS M   CLASS N   CLASS H   CLASS Z
   Year 1                                 $  582    $  588    $  288    $  588    $   86
   Year 3                                 $  808    $  882    $  582    $  882    $  268
   Year 5                                 $1,052    $1,201    $1,001    $1,201    $  466
   Year 10                                $1,752    $1,973    $2,169    $1,973    $1,037


You would pay the following expenses if you did not redeem your shares:


EXPENSES (WITHOUT REDEMPTION)             CLASS L   CLASS M   CLASS N   CLASS H   CLASS Z
   Year 1                                 $  582    $  188    $  188    $  188    $   86
   Year 3                                 $  808    $  582    $  582    $  582    $  268
   Year 5                                 $1,052    $1,001    $1,001    $1,001    $  466
   Year 10                                $1,752    $1,973    $2,169    $1,973    $1,037


THE HARTFORD MUTUAL FUNDS                                                      7

THE HARTFORD SMALLCAP GROWTH FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford SmallCap Growth Fund seeks to maximize short- and long-term capital appreciation.


PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 80% of its assets in common stocks of small capitalization companies that Wellington Management believes have superior growth potential. The fund defines small capitalization companies as companies with market capitalizations within the collective range of the Russell 2000 and S&P SmallCap 600 Indices. As of December 31, 2002 this range was between approximately $8 million and $2.7 billion. The fund's portfolio is diversified by industry and company. The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities.


Wellington Management uses fundamental analysis to evaluate a security for purchase or sale by the fund. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends and other related measures or indicators of value.

Wellington Management then complements its fundamental research with an internally-developed analytical approach. This analytical approach consists of both valuation and timeliness measures. Valuation factors focus on future dividend growth and cash flow to determine the relative attractiveness of different stocks in different industries. Timeliness focuses on stocks with favorable earnings and stock price momentum to assess the appropriate time for purchase.

The fund's portfolio is constructed stock by stock, an investment approach Wellington Management refers to as "bottom up." However, in constructing the fund's portfolio Wellington Management analyzes and monitors different sources of active risk including stock-specific risk, industry risk and style risk. The goal of this analysis is to ensure that the portfolio remains well-diversified, and does not take large industry and style bets relative to the fund's market benchmark as an unintended consequence of bottom-up stock picking.

--------------------------------------------------------------------------------

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. Because the fund may invest a significant portion of its assets in small companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Stocks of smaller companies may be more risky than stocks of larger companies. Many of these companies are young and have limited operating or business history. Because these businesses frequently rely on narrow product lines and niche markets, they can suffer severely from isolated business setbacks. Small company stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks. You could lose money as a result of your investment.

If Wellington Management incorrectly assesses a company's prospects for growth, or if its judgment about how other investors will value the company's growth is wrong, then the price of the company's stock may decrease, or it may not increase to the level that Wellington had anticipated.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Wellington Management's investment strategy will influence performance significantly. If Wellington's stock selection strategy does not perform as expected, the fund could underperform its peers or lose money.

The fund may trade securities actively, which could increase its transaction costs (thus affecting performance) and may increase your taxable distributions.

 8                                                     THE HARTFORD MUTUAL FUNDS

                                               THE HARTFORD SMALLCAP GROWTH FUND
--------------------------------------------------------------------------------

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the total return for the fund's Class L shares has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures in the table do. If sales charges were reflected in the bar chart, returns would have been lower.

The bar chart information is for the fund's Class L shares. The annual return variability of the fund's Class M, N and H shares would be substantially similar to that shown for Class L shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class M, N and H shares, excluding sales charges, would be lower than the annual returns shown for the fund's Class L shares because of differences in the expenses borne by each class of shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and would vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. The following information includes the fund's performance when it was managed by a previous investment adviser.

CLASS L TOTAL RETURNS
BY CALENDAR YEAR

(EXCLUDES SALES CHARGES)

--------------------------------------------------------------------------------

 125%
 100
  75
  50
  25
               15.83%            33.64%   6.93%    1.52%    19.85%  111.43%
   0
 -25
                        -7.18%                                               -13.95%  -21.97%  -29.17%
 -50

                1993     1994     1995     1996     1997     1998     1999     2000     2001     2002


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

 During the period shown in the bar chart, the highest quarterly return was 63.29% (4th quarter, 1999) and the lowest quarterly return was -29.49% (2nd quarter, 2001)

--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS
FOR PERIODS ENDING 12/31/2002

(INCLUDES SALES CHARGES)


                                                                             SINCE
                                                              10 YEARS   INCEPTION(1)
                                          1 YEAR    5 YEARS   CLASS L    CLASS M, N, H
   Class L Return Before Taxes            -32.53%    2.80%     6.21%            N/A
   Class L Return After Taxes on
   Distributions                          -32.53%   -2.16%     3.26%            N/A
   Class L Return After Taxes on
   Distributions and Sale of Fund Shares  -19.98%    1.62%     4.68%            N/A
   Class M Return Before Taxes            -32.41%    3.07%       N/A          6.90%
   Class N Return Before Taxes            -30.27%    3.24%       N/A          6.91%
   Class H Return Before Taxes            -32.38%    3.07%       N/A          6.91%
   Russell 2000 Growth Index (reflects
   no deduction for fees, expenses or
   taxes)                                 -30.26%   -6.59%     2.62%          2.31%(2)


INDEX: The Russell 2000 Growth Index is an unmanaged index of those Russell 2000 Index growth companies with higher price-to-book ratios and higher forecasted growth values. (The Russell 2000 Index is a broad based unmanaged index comprised of 2,000 of the smallest U.S. domiciled company common stocks (on the basis of capitalization) that are traded in the United States on the New York Stock Exchange, American Stock Exchange and Nasdaq.) You cannot invest directly in an index.

(1) Inception date November 14, 1994.

(2) Return is from 11/30/1994 - 12/31/2002.

THE HARTFORD MUTUAL FUNDS                                                      9

                                               THE HARTFORD SMALLCAP GROWTH FUND
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                                          CLASS M
                                                            AND
                                               CLASS L    CLASS H    CLASS N
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load)                  4.75%      4.00%      1.00%
   Maximum load imposed on purchases as a
   percentage of offering price                 4.75%       None       None
   Maximum deferred sales charge (load) (as a
   percentage of purchase price or redemption
   proceeds, whichever is less)                  None(1)   4.00%      1.00%
   Exchange fees                                 None       None       None

ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the
   fund's assets)
   Management fees                              0.92%      0.92%      0.92%
   Distribution and service (12b-1) fees        0.45%      1.00%      1.00%
   Other expenses                               0.13%      0.13%      0.13%
   Total annual operating expenses(2)           1.50%      2.05%      2.05%


(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class L shares that were purchased without a front-end sales charge. See "About Your Account: How Sales Charges are Calculated."

(2) HIFSCO has voluntarily agreed to limit the total operating expenses of Class L, Class M, Class N and Class H shares of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to 1.45%, 2.15%, 2.15% and 2.15%, respectively. This policy may be discontinued any time.

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:


EXPENSES (WITH REDEMPTION)                     CLASS L    CLASS M    CLASS N    CLASS H
   Year 1                                      $  620     $  608     $  308     $  608
   Year 3                                      $  927     $  943     $  643     $  943
   Year 5                                      $1,255     $1,303     $1,103     $1,303
   Year 10                                     $2,180     $2,238     $2,379     $2,238


You would pay the following expenses if you did not redeem your shares:


EXPENSES (WITHOUT REDEMPTION)                  CLASS L    CLASS M    CLASS N    CLASS H
   Year 1                                      $  620     $  208     $  208     $  208
   Year 3                                      $  927     $  643     $  643     $  643
   Year 5                                      $1,255     $1,103     $1,103     $1,103
   Year 10                                     $2,180     $2,238     $2,379     $2,238


 10                                                    THE HARTFORD MUTUAL FUNDS

THE HARTFORD TAX-FREE MINNESOTA FUND
--------------------------------------------------------------------------------

THIS FUND IS INTENDED FOR MINNESOTA RESIDENTS ONLY. PLEASE CONSULT WITH YOUR FINANCIAL REPRESENTATIVE OR TAX ADVISER BEFORE INVESTING IN THIS FUND.

INVESTMENT GOAL. The Hartford Tax-Free Minnesota Fund seeks to provide current income exempt from both federal income tax and Minnesota state personal income tax.

PRINCIPAL INVESTMENT STRATEGY. The fund pursues its objective by investing primarily in securities that pay interest that is exempt from federal and Minnesota state income tax. The fund invests at least 80% of its net assets in investments the income from which is exempt from both federal income tax and the income tax of Minnesota.


The fund primarily invests in tax exempt obligations issued by the State of Minnesota, its agencies, instrumentalities and political subdivisions. At least 80% of the tax-exempt obligations purchased by the fund will be of "investment grade" quality. This means that they will be rated at the time of purchase within the four highest grades assigned by Moody's Investors Service, Inc. ("Moody's") ("Aaa", "Aa", "A" or "Baa"), by Standard & Poor's Corporation ("S&P") ("AAA", "AA", "A" or "BBB") or by Fitch, Inc. ("Fitch") ("AAA", "AA", "A" or "BBB"), or will be unrated securities which are judged by HIMCO to be of comparable quality to securities rated within these four highest categories. The fund may invest up to 20% of its total assets in non-investment grade debt securities (securities rated "Ba" or lower by Moody's, "BB" or lower by S&P or "BB" or lower by Fitch, or securities which, if unrated, are determined by HIMCO to be of comparable quality). Debt securities rated below investment grade are commonly referred to as "junk bonds". The fund may invest up to 20% of its assets in securities with income subject to income tax, including the Alternative Minimum Tax. The average maturity of the fund's holdings may range from five to thirty years.


The overall investment approach of HIMCO emphasizes security selection and maturity management and seeks a portfolio which is diversified by industry. HIMCO uses what is sometimes referred to as a top-down analysis to determine which sectors may benefit or be harmed from current and future changes in the economy. HIMCO then selects individual securities to buy or sell from selected sectors that, from a yield perspective, appear either attractive or unattractive. Individual securities should possess appropriate credit quality and liquidity characteristics within the context of the overall portfolio. Securities should possess a combination of coupon rate, original issue discount and call protection which will maximize the fund's yield.

--------------------------------------------------------------------------------

MAIN RISKS. The major factors affecting this fund's performance are interest rate and credit risk. When interest rates rise, bond prices fall; generally the longer a bond's maturity, the more sensitive it is to this risk. You could lose money as a result of your investment.

Credit risk refers to the risk that a security's credit rating could be downgraded, which could affect the value and, potentially, the likelihood of repayment of the fund's securities. This risk is greater with junk bonds.

The fund is subject to income risk, which is the potential for a decline in the fund's income due to falling interest rates.

The fund is subject to the possibility that, under certain circumstances, especially during periods of falling interest rates, a bond issuer will "call" -- or repay -- its bonds before their maturity date. The fund may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

Because the fund invests primarily in municipal securities issued by the State of Minnesota and its political subdivisions, the fund will be particularly affected by political and economic conditions and developments in that state. The fund's ability to achieve its goal depends upon the ability of the issuers of Minnesota municipal securities to repay their debt. A downturn in the financial industry could bring on a fiscal crisis in Minnesota. The value of the obligations owned by the fund also may be adversely affected by future changes in federal or state income tax laws, including tax rate reductions or the imposition of a flat tax.

THE HARTFORD MUTUAL FUNDS                                                     11

                                            THE HARTFORD TAX-FREE MINNESOTA FUND
--------------------------------------------------------------------------------

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the total return for the fund's Class E shares has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures in the table do. If sales charges were reflected in the bar chart, returns would have been lower.

The bar chart information is for the fund's Class E shares. The annual return variability of the fund's Class L, M, N and H shares would be substantially similar to that shown for Class E shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class L, M, N and H shares, excluding sales charges, would be lower than the annual returns shown for the fund's Class E shares because of differences in the expenses borne by each class of shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and would vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. The following information includes the fund's performance when it was managed by a previous investment adviser.

CLASS E TOTAL RETURNS
BY CALENDAR YEAR

(EXCLUDES SALES CHARGES)

--------------------------------------------------------------------------------


 20%
  15
  10
   5
               11.52%            14.09%   2.99%    7.76%    5.76%             10.54%   3.69%    8.80%
   0
  -5
                        -4.25%                                       -2.57%

                1993     1994     1995     1996     1997     1998     1999     2000     2001     2002


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

 During the period shown in the bar chart, the highest quarterly return was 5.67% (1st quarter, 1995) and the lowest quarterly return was -4.99% (1st quarter, 1994)

--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS
FOR PERIODS ENDING 12/31/2002

(INCLUDES SALES CHARGES)


                                                                             SINCE
                                                             10 YEARS     INCEPTION(1)
                                          1 YEAR   5 YEARS   CLASS E    CLASS L, M, N, H
   Class E Return Before Taxes            3.88%     4.18%     5.20%             N/A
   Class E Return After Taxes on
   Distributions                          3.81%     4.07%     5.14%             N/A
   Class E Return After Taxes on
   Distributions and Sale of Fund Shares  3.92%     4.19%     5.13%             N/A
   Class L Return Before Taxes            3.62%     3.90%       N/A           5.72%
   Class M Return Before Taxes            3.76%     3.75%       N/A           5.51%
   Class N Return Before Taxes            6.96%     4.12%       N/A           5.53%
   Class H Return Before Taxes            3.73%     3.76%       N/A           5.54%
   Lehman Brothers Municipal Bond Index
   (reflects no deduction for fees,
   expenses or taxes)                     9.60%     6.06%     6.71%           7.98%(2)


INDEX: The Lehman Brothers Municipal Bond Index is an unmanaged index of municipal bonds with maturities greater than two years. You cannot invest directly in an index.

(1) Inception date November 14, 1994.

(2) Return is from 11/30/1994 - 12/31/2002.

 12                                                    THE HARTFORD MUTUAL FUNDS

                                            THE HARTFORD TAX-FREE MINNESOTA FUND
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                               CLASS E    CLASS L    CLASS M    CLASS N    CLASS H
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load)                 4.50%       4.50%      4.00%      1.00%      4.00%
   Maximum load imposed on purchases as a
   percentage of offering price                4.50%       4.50%       None       None       None
   Maximum deferred sales charge (load) (as a
   percentage of purchase price or redemption
   proceeds, whichever is less)                None(1)      None      4.00%      1.00%      4.00%
   Exchange fees                                None        None       None       None       None

ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the
   fund's assets)
   Management fees                             0.72%       0.72%      0.72%      0.72%      0.72%
   Distribution and service (12b-1) fees        None       0.25%      1.00%      1.00%      1.00%
   Other expenses                              0.07%       0.07%      0.07%      0.07%      0.09%
   Total annual operating expenses(2)          0.79%       1.04%      1.79%      1.79%      1.81%


(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class E and Class L shares that were purchased without a front-end sales charge. See "About Your Account: How Sales Charges are Calculated."

(2) HIFSCO has voluntarily agreed to limit the total operating expenses of Class L, Class M, Class N and Class H shares of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to 1.15%, 1.85%, 1.85% and 1.85%, respectively. This policy may be discontinued any time.

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:


EXPENSES (WITH REDEMPTION)                     CLASS E    CLASS L    CLASS M    CLASS N    CLASS H
   Year 1                                      $  529     $  551     $  582     $  282     $  584
   Year 3                                      $  697     $  766     $  863     $  563     $  869
   Year 5                                      $  879     $  998     $1,170     $  970     $1,180
   Year 10                                     $1,407     $1,664     $1,908     $2,105     $1,924


You would pay the following expenses if you did not redeem your shares:


EXPENSES (WITHOUT REDEMPTION)                  CLASS E    CLASS L    CLASS M    CLASS N    CLASS H
   Year 1                                      $  529     $  551     $  182     $  182     $  184
   Year 3                                      $  697     $  766     $  563     $  563     $  569
   Year 5                                      $  879     $  998     $  970     $  970     $  980
   Year 10                                     $1,407     $1,664     $1,908     $2,105     $1,924


THE HARTFORD MUTUAL FUNDS                                                     13

THE HARTFORD TAX-FREE NATIONAL FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford Tax-Free National Fund seeks to provide current income exempt from federal income tax.

PRINCIPAL INVESTMENT STRATEGY. The fund pursues its objective by investing primarily in securities that pay interest that is exempt from federal income tax. The fund invests at least 80% of its assets in investments the income from which is exempt from federal income tax.


The fund primarily invests in tax-exempt obligations issued by states, territories, and possessions of the United States, and their political subdivisions, agencies and instrumentalities. At least 80% of the tax-exempt obligations purchased by the fund will be of "investment grade" quality. This means that they will be rated at the time of purchase within the four highest grades assigned by Moody's ("Aaa", "Aa", "A" or "Baa"), by S&P ("AAA", "AA", "A" or "BBB") or by Fitch ("AAA", "AA", "A" or "BBB"), or will be unrated securities which are judged by HIMCO to be of comparable quality to securities rated within these four highest categories. The fund may invest up to 20% of its total assets in non-investment grade debt securities (securities rated "Ba" or lower by Moody's, "BB" or lower by S&P or "BB" or lower by Fitch, or securities which, if unrated, are determined by HIMCO to be of comparable quality). Debt securities rated below investment grade are commonly referred to as "junk bonds". The fund may invest up to 20% of its assets in securities with income subject to income tax, including the Alternative Minimum Tax. The average maturity of the fund's holdings may range from ten to thirty years.


The overall investment approach of HIMCO emphasizes security selection and maturity management and seeks a portfolio which is diversified by industry and geographically. HIMCO uses what is sometimes referred to as a top-down analysis to determine which sectors may benefit or be harmed from current and future changes in the economy. HIMCO then selects individual securities to buy or sell from selected sectors that, from a yield perspective, appear either attractive or unattractive. Individual securities should possess appropriate credit quality and liquidity characteristics within the context of the overall portfolio. Securities should possess a combination of coupon rate, original issue discount and call protection which will maximize the fund's yield.

--------------------------------------------------------------------------------

MAIN RISKS. The major factors affecting this fund's performance are interest rate and credit risk. When interest rates rise, bond prices fall; generally the longer a bond's maturity, the more sensitive it is to this risk. You could lose money as a result of your investment.

Credit risk refers to the risk that a security's credit rating could be downgraded, which could affect the value and, potentially, the likelihood of repayment of the fund's securities. This risk is greater with junk bonds.

The fund is subject to income risk, which is the potential for a decline in the fund's income due to falling interest rates.

The fund is subject to the possibility that, under certain circumstances, especially during periods of falling interest rates, a bond issuer will "call" -- or repay -- its bonds before their maturity date. The fund may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

State or local political or economic conditions and developments can adversely affect the obligations issued by state and local governments. The value of the obligations owned by the fund also may be adversely affected by future changes in federal or state income tax laws, including tax rate reductions or the imposition of a flat tax.

 14                                                    THE HARTFORD MUTUAL FUNDS

                                             THE HARTFORD TAX-FREE NATIONAL FUND
--------------------------------------------------------------------------------

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the total return for the fund's Class E shares has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures in the table do. If sales charges were reflected in the bar chart, returns would have been lower.

The bar chart information is for the fund's Class E shares. The annual return variability of the fund's Class L, M, N and H shares would be substantially similar to that shown for Class E shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class L, M, N and H shares, excluding sales charges, would be lower than the annual returns shown for the fund's Class E shares because of differences in the expenses borne by each class of shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and would vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. The following information includes the fund's performance when it was managed by a previous investment adviser.
CLASS E TOTAL RETURNS
BY CALENDAR YEAR

(EXCLUDES SALES CHARGES)

--------------------------------------------------------------------------------


 20%
  15
  10
   5
               12.31%            15.86%   3.17%    8.73%    5.23%             9.96%    3.11%    9.89%
   0
  -5
                        -5.17%                                       -3.66%
 -10

                1993     1994     1995     1996     1997     1998     1999     2000     2001     2002


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

 During the period shown in the bar chart, the highest quarterly return was 6.23% (1st quarter, 1995) and the lowest quarterly return was -5.32% (1st quarter, 1994).

--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS
FOR PERIODS ENDING 12/31/2002

(INCLUDES SALES CHARGES)


                                                                            SINCE
                                                            10 YEARS     INCEPTION(1)
                                          1 YEAR   5 YEAR   CLASS E    CLASS L, M, N, H
   Class E Return Before Taxes            4.92%    4.21%     5.46%             N/A
   Class E Return After Taxes on
   Distributions                          4.49%    4.03%     5.34%             N/A
   Class E Return After Taxes on
   Distributions and Sale of Fund Shares  4.84%    4.18%     5.32%             N/A
   Class L Return Before Taxes            4.72%    3.96%       N/A           6.19%
   Class M Return Before Taxes            6.36%    3.82%       N/A           6.00%
   Class N Return Before Taxes            7.86%    4.15%       N/A           5.99%
   Class H Return Before Taxes            4.85%    3.76%       N/A           5.99%
   Lehman Brothers Municipal Bond Index
   (reflects no deduction for fees,
   expenses or taxes)                     9.60%    6.06%     6.71%           7.98%(2)


INDEX: The Lehman Brothers Municipal Bond Index is an unmanaged index of municipal bonds with maturities greater than two years. You cannot invest directly in an index.

(1) Inception date November 14, 1994.

(2) Return is from 11/30/1994 - 12/31/2002.

THE HARTFORD MUTUAL FUNDS                                                     15

                                             THE HARTFORD TAX-FREE NATIONAL FUND
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                                                                  CLASS M
                                                                                    AND
                                                              CLASS E   CLASS L   CLASS H   CLASS N
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load)                                4.50%     4.50%     4.00%     1.00%
   Maximum load imposed on purchases as a percentage of
   offering price                                             4.50%     4.50%      None      None
   Maximum deferred sales charge (load) (as a percentage of
   purchase price or redemption proceeds, whichever is less)   None(1)   None     4.00%     1.00%
   Exchange fees                                               None      None      None      None

ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees                                            0.79%     0.79%     0.79%     0.79%
   Distribution and service (12b-1) fees                       None     0.25%     1.00%     1.00%
   Other expenses                                             0.15%     0.15%     0.16%     0.16%
   Total annual operating expenses(2)                         0.94%     1.19%     1.95%     1.95%


(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class E and Class L shares that were purchased without a front-end sales charge. See "About Your Account: How Sales Charges are Calculated."

(2) HIFSCO has voluntarily agreed to limit the total operating expenses of Class L, Class M, Class N and Class H shares of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to 1.15%, 1.85%, 1.85% and 1.85%, respectively. This policy may be discontinued any time.

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:


EXPENSES (WITH REDEMPTION)                CLASS E   CLASS L   CLASS M   CLASS N   CLASS H
   Year 1                                 $  542    $  566    $  598    $  298    $  598
   Year 3                                 $  736    $  811    $  912    $  612    $  912
   Year 5                                 $  947    $1,075    $1,252    $1,052    $1,252
   Year 10                                $1,553    $1,828    $2,078    $2,275    $2,078


You would pay the following expenses if you did not redeem your shares:


EXPENSES (WITHOUT REDEMPTION)             CLASS E   CLASS L   CLASS M   CLASS N   CLASS H
   Year 1                                 $  542    $  566    $  198    $  198    $  198
   Year 3                                 $  736    $  811    $  612    $  612    $  612
   Year 5                                 $  947    $1,075    $1,052    $1,052    $1,052
   Year 10                                $1,553    $1,828    $2,078    $2,275    $2,078


 16                                                    THE HARTFORD MUTUAL FUNDS

THE HARTFORD U.S. GOVERNMENT SECURITIES FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford U.S. Government Securities Fund seeks to provide current income while maintaining preservation of capital consistent with prudent investment risk.

PRINCIPAL INVESTMENT STRATEGY. The fund pursues its objective by investing, under normal circumstances, at least 80% of its assets in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. The fund invests both in U.S. Treasury obligations and in obligations of U.S. Government agencies and instrumentalities. The fund may invest a significant portion of its assets in mortgage-backed securities issued by U.S. Government agencies. The fund may also invest in asset-backed and commercial mortgage-backed securities issued by private entities.

To achieve its goal of current income consistent with prudent investment risk, the fund selects securities that appear from a yield perspective to be attractive. The fund tends to focus on maintaining a bond portfolio with an average life of between seven and fourteen years.

For its most recent fiscal year, the fund's annual portfolio turnover rate exceeded 200%.

--------------------------------------------------------------------------------

MAIN RISKS. The major factors affecting this fund's performance are interest rate and credit risk. When interest rates rise, bond prices fall; generally, the longer a bond's maturity, the more sensitive it is to this risk. You could lose money as a result of your investment.

Credit risk refers to the risk that a security's credit rating could be downgraded, which could affect the value and, potentially, the likelihood of repayment of the fund's securities.

The fund is subject to income risk, which is the potential for a decline in the fund's income due to falling interest rates.

The fund is subject to the possibility that, under certain circumstances, especially during periods of falling interest rates, a bond issuer will "call" -- or repay -- its bonds before their maturity date. The fund may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

Because the fund may invest significantly in mortgage-and asset-backed securities, it is subject to prepayment risk and extension risk. Similar to call risk, prepayment risk is the risk that falling interest rates could cause faster than expected prepayments of the mortgages and loans underlying the fund's mortgage- and asset-backed securities. These prepayments pass through to the fund, which must reinvest them at a time when interest rates on new mortgage- and asset-backed investments are falling, reducing the fund's income. Extension risk is the risk that rising interest rates could cause mortgage and loan prepayments to slow, which could increase the interest rate sensitivity of the fund's mortgage- and asset-backed securities.

Any U.S. government or other guarantees on portfolio securities do not apply to the market value or current yield of the portfolio's securities or to the value of the fund's shares.


The fund trades securities very actively, which increases its transaction costs (thus affecting performance) and may increase your taxable distributions.


THE HARTFORD MUTUAL FUNDS                                                     17

                                    THE HARTFORD U.S. GOVERNMENT SECURITIES FUND
--------------------------------------------------------------------------------

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the total return for the fund's Class E shares has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures in the table do. If sales charges were reflected in the bar chart, returns would have been lower.

The bar chart information is for the fund's Class E shares. The annual return variability of the fund's Class L, M, N and H shares would be substantially similar to that shown for Class E shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class L, M, N and H shares, excluding sales charges, would be lower than the annual returns shown for the fund's Class E shares because of differences in the expenses borne by each class of shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and would vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. The following information includes the fund's performance when it was managed by a previous investment adviser.

CLASS E TOTAL RETURNS BY CALENDAR YEAR

(EXCLUDES SALES CHARGES)

--------------------------------------------------------------------------------


 16%
  12
   8
   4
               8.31%             15.97%   3.36%    8.92%    8.52%             11.50%   7.49%    11.12%
   0
  -4
                        -5.64%                                       -1.99%
  -8

                1993     1994     1995     1996     1997     1998     1999     2000     2001     2002


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

 During the period shown in the bar chart, the highest quarterly return was 5.19% (3rd quarter, 2001) and the lowest quarterly return was -3.60% (1st quarter, 1994).

--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/2002

(INCLUDES SALES CHARGES)


                                                                            SINCE
                                                            10 YEARS     INCEPTION(1)
                                          1 YEAR   5 YEAR   CLASS E    CLASS L, M, N, H
   Class E Return Before Taxes             6.15%   6.24%     6.08%            N/A
   Class E Return After Taxes on
   Distributions                           4.44%   4.02%     3.51%            N/A
   Class E Return After Taxes on
   Distributions and Sale of Fund Shares   3.71%   3.85%     3.50%            N/A
   Class L Return Before Taxes             5.87%   5.96%       N/A          7.04%
   Class M Return Before Taxes             6.06%   5.82%       N/A          6.88%
   Class N Return Before Taxes             9.06%   6.17%       N/A          6.88%
   Class H Return Before Taxes             6.06%   5.82%       N/A          6.88%
   Lehman Brothers U.S. Government Index
   (reflects no deduction for fees,
   expenses or taxes)                     11.50%   7.77%     7.56%       8.79%(2)
   Lehman Brothers Intermediate
   Government Bond Index (reflects no
   deduction for fees, expenses or
   taxes)                                  9.64%   7.44%     6.91%          8.01%(2)



INDICES: The Lehman Brothers U.S. Government Index is an unmanaged index of government bonds with maturities of one year or more. The Lehman Brothers Intermediate Government Bond Index is an unmanaged index of government bonds with maturities of between one and ten years. The fund has changed its benchmark from the Lehman Brothers Intermediate Government Bond Index to the Lehman Brothers U.S. Government Index because the fund's investment manager believes the Lehman Brothers U.S. Government Index is better suited to the investment strategy of the fund. You cannot invest directly in an index.


(1) Inception date November 14, 1994.

(2) Return is from 11/30/1994 - 12/31/2002.

 18                                                    THE HARTFORD MUTUAL FUNDS

                                    THE HARTFORD U.S. GOVERNMENT SECURITIES FUND
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                                                     CLASS M
                                                                       AND
                                               CLASS E    CLASS L    CLASS H    CLASS N
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load)                  4.50%      4.50%      4.00%      1.00%
   Maximum load imposed on purchases as a
   percentage of offering price                 4.50%      4.50%       None       None
   Maximum deferred sales charge (load) (as a
   percentage of purchase price or redemption
   proceeds, whichever is less)                None(1)      None      4.00%      1.00%
   Exchange fees                                 None       None       None       None

ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the
   fund's assets)
   Management fees                              0.72%      0.72%      0.72%      0.72%
   Distribution and service (12b-1) fees         None      0.25%      1.00%      1.00%
   Other expenses                               0.09%      0.09%      0.09%      0.09%
   Total annual operating expenses(2)           0.81%      1.06%      1.81%      1.81%


(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class E and Class L shares that were purchased without a front-end sales charge. See "About Your Account: How Sales Charges are Calculated."

(2) HIFSCO has voluntarily agreed to limit the total operating expenses of Class L, Class M, Class N and Class H shares of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to 1.20%, 1.90%, 1.90% and 1.90%, respectively. This policy may be discontinued any time.

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:


                                                                     CLASS M
                                                                       AND
EXPENSES (WITH REDEMPTION)                     CLASS E    CLASS L    CLASS H    CLASS N
   Year 1                                      $  529     $  553     $  584     $  284
   Year 3                                      $  697     $  772     $  869     $  569
   Year 5                                      $  879     $1,008     $1,180     $  980
   Year 10                                     $1,407     $1,686     $1,930     $2,127


You would pay the following expenses if you did not redeem your shares:


                                                                     CLASS M
                                                                       AND
EXPENSES (WITHOUT REDEMPTION)                  CLASS E    CLASS L    CLASS H    CLASS N
   Year 1                                      $  529     $  553     $  184     $  184
   Year 3                                      $  697     $  772     $  569     $  569
   Year 5                                      $  879     $1,008     $  980     $  980
   Year 10                                     $1,407     $1,686     $1,930     $2,127


THE HARTFORD MUTUAL FUNDS                                                     19

THE HARTFORD VALUE OPPORTUNITIES FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford Value Opportunities Fund seeks short- and long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests primarily in equity securities of companies covering a broad range of industries and market capitalizations, focusing on securities that Wellington Management believes are undervalued and have the potential for appreciation. The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities.

The fund's investment strategy employs a contrarian approach to stock selection, favoring securities that appear to be undervalued in the marketplace. The approach demands an emphasis on extensive research to identify stocks of companies whose fundamentals are not adequately reflected in the market price of their securities. Valuation techniques are a key component of the fund's investment approach. A stock's value is evaluated on three primary criteria: its price-to-earnings ratio, issuer's earnings power and growth potential. Stocks are selected whose issuers have the most compelling blend of the following attributes:

     -  high fundamental investment value,

     -  strong management team, and

     -  strong industry position.

--------------------------------------------------------------------------------

MAIN RISKS. As with most equity funds, the value of your investment in the fund may go down in response to overall stock market movements and trends. Because the fund invests in small, medium and large companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Stocks of small or mid-sized companies may be more risky than stocks of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer from isolated setbacks. You could lose money as a result of your investment.

Following a value orientation towards selecting securities entails special risks, particularly when used as part of a "contrarian" approach to evaluating issuers. Overlooked or otherwise undervalued securities entail a risk of never attaining their potential value.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax law changes to governmental collapse.

Wellington Management's investment strategy will significantly influence the fund's performance. If Wellington's strategy for selecting individual securities does not produce the desired results, the fund could underperform its peers or lose money.

The fund may trade securities actively, which could increase its transaction costs (thus affecting performance) and may increase your taxable distributions.

 20                                                    THE HARTFORD MUTUAL FUNDS

                                           THE HARTFORD VALUE OPPORTUNITIES FUND
--------------------------------------------------------------------------------

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the total return for the fund's Class L shares has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures in the table do. If sales charges were reflected in the bar chart, returns would have been lower.

The bar chart information is for the fund's Class L shares. The annual return variability of the fund's Class M, N and H shares would be substantially similar to that shown for Class L shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class M, N and H shares, excluding sales charges, would be lower than the annual returns shown for the fund's Class L shares because of differences in the expenses borne by each class of shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and would vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. The following information includes the fund's performance when it was managed by a previous investment adviser.

CLASS L TOTAL RETURNS BY CALENDAR YEAR

(EXCLUDES SALES CHARGES)

--------------------------------------------------------------------------------


 30%
  20
  10
               19.88%    24.81%     8.38%     8.84%    18.84%
   0
 -10
                                                                 -3.99%    -25.57%
 -20
 -30

                1996      1997      1998      1999      2000      2001      2002


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

 During the period shown in the bar chart, the highest quarterly return was 15.78% (4th quarter, 1998) and the lowest quarterly return was -18.38% (3rd quarter, 2001).

--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS
FOR PERIODS ENDING 12/31/2002

(INCLUDES SALES CHARGES)


                                                                 SINCE
                                          1 YEAR    5 YEARS   INCEPTION(1)
   Class L Return Before Taxes            -29.11%   -0.94%       5.21%
   Class L Return After Taxes on
   Distributions                          -29.11%   -2.86%       3.14%
   Class L Return After Taxes on
   Distributions and Sale of Fund Shares  -17.87%   -1.21%       3.66%
   Class M Return Before Taxes            -29.07%   -0.99%       5.17%
   Class N Return Before Taxes            -26.83%   -0.70%       5.18%
   Class H Return Before Taxes            -29.05%   -0.98%       5.18%
   Russell 3000 Value Index (reflects no
   deduction for fees, expenses or
   taxes)                                 -15.18%    1.19%    9.34%(2)


INDEX: The Russell 3000 Value Index is an unmanaged index measuring the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. (The Russell 3000 Index is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization.) You cannot invest directly in an index.

(1) Inception date January 2, 1996.

(2) Return is from 12/31/1995 - 12/31/2002.

THE HARTFORD MUTUAL FUNDS                                                     21

                                           THE HARTFORD VALUE OPPORTUNITIES FUND
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                                          CLASS M
                                                            AND
                                               CLASS L    CLASS H    CLASS N
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load)                 4.75%      4.00%      1.00%
   Maximum load imposed on purchases as a
   percentage of offering price                4.75%       None       None
   Maximum deferred sales charge (load) (as a
   percentage of purchase price or redemption
   proceeds, whichever is less)                None(1)    4.00%      1.00%
   Exchange fees                                None       None       None

ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the
   fund's assets)
   Management fees                             1.00%      1.00%      1.00%
   Distribution and service (12b-1) fees       0.25%      1.00%      1.00%
   Other expenses                              0.18%      0.18%      0.18%
   Total annual operating expenses(2)          1.43%      2.18%      2.18%


(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class L shares that were purchased without a front-end sales charge. See "About Your Account: How Sales Charges are Calculated."

(2) HIFSCO has voluntarily agreed to limit the total operating expenses of Class L, Class M, Class N and Class H shares of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to 1.45%, 2.15%, 2.15% and 2.15%, respectively. This policy may be discontinued any time.

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:


                                                          CLASS M
                                                            AND
EXPENSES (WITH REDEMPTION)                     CLASS L    CLASS H    CLASS N
   Year 1                                      $  614     $  621     $  321
   Year 3                                      $  906     $  982     $  682
   Year 5                                      $1,219     $1,370     $1,170
   Year 10                                     $2,107     $2,323     $2,513


You would pay the following expenses if you did not redeem your shares:


                                                          CLASS M
                                                            AND
EXPENSES (WITHOUT REDEMPTION)                  CLASS L    CLASS H    CLASS N
   Year 1                                      $  614     $  221     $  221
   Year 3                                      $  906     $  682     $  682
   Year 5                                      $1,219     $1,170     $1,170
   Year 10                                     $2,107     $2,323     $2,513


 22                                                    THE HARTFORD MUTUAL FUNDS

                                    INVESTMENT STRATEGIES AND INVESTMENT MATTERS
--------------------------------------------------------------------------------

INVESTMENT RISKS GENERALLY

There is no assurance that a fund will achieve its investment goal (investment objective), and investors should not consider any one fund alone to be a complete investment program. As with all mutual funds, there is a risk that an investor could lose money by investing in a fund.


The different types of securities, investments, and investment techniques used by each fund all have attendant risks of varying degrees. For example, with respect to equity securities, there can be no assurance of capital appreciation and an investment in any stock is subject to, among other risks, the risk that the stock market as a whole may decline, thereby depressing the stock's price (market risk), or the risk that the price of a particular issuer's stock may decline due to its financial results (financial risk). With respect to debt securities, there exists, among other risks, the risk that the issuer of a security may not be able to meet its obligations on interest or principal payments at the time required by the instrument (credit risk, a type of financial risk). In addition, the value of debt instruments and other income-bearing securities generally rises and falls inversely with prevailing current interest rates (interest rate risk, a type of market risk). As described below, an investment in certain of the funds entails special additional risks as a result of their ability to invest a substantial portion of their assets in foreign investments or securities of small capitalization companies.

USE OF MONEY MARKET INVESTMENTS FOR TEMPORARY DEFENSIVE PURPOSES

From time to time, as part of its primary investment strategy, each fund may invest some or all of its assets in high quality money market securities for temporary defensive purposes in response to adverse market, economic or political conditions. To the extent a fund is in a defensive position, the fund may lose the benefit of upswings and limit its ability to meet its investment objective. For Tax-Free Minnesota Fund and Tax-Free National Fund, being in a defensive position could result in a portion of the funds' regular income distribution being taxable.


USE OF OPTIONS, FUTURES AND OTHER DERIVATIVES

Although not a principal investment strategy, each fund may purchase and sell options, enter into futures contracts and/or utilize other derivative contracts and securities with respect to stocks, bonds, groups of securities (such as financial indices), foreign currencies or interest rates. These techniques permit a fund to gain exposure to a particular security, group of securities, interest rate or index, and thereby have the potential for a fund to earn returns that are similar to those which would be earned by direct investments in those securities or instruments.


These techniques are also used to manage risk by hedging a fund's portfolio investments. Hedging techniques may not always be available to the funds, and it may not always be feasible for a fund to use hedging techniques even when they are available.

Derivatives have risks, however. If the issuer of the derivative instrument does not pay the amount due, a fund could lose money on the instrument. In addition, the underlying security or investment on which the derivative is based, or the derivative itself, may not perform the way the manager expected. As a result, the use of these techniques may result in losses to a fund or increase volatility in a fund's performance. Some derivatives are sophisticated instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. Derivative securities are subject to market risk, which could be significant for those that have a leveraging effect. Investments in derivatives may cause the Tax-Free Minnesota Fund and Tax-Free National Fund to earn income that is taxable when distributed to shareholders.

FOREIGN INVESTMENTS

The funds, other than the Tax-Free Minnesota Fund, Tax-Free National Fund and U.S. Government Securities Fund, may invest in securities of foreign issuers and non-dollar securities as part of their principal investment strategy. The U.S. Government Securities Fund may invest in bonds issued or guaranteed by the Canadian government or its agencies, but not as part of its principal investment strategy.

Investments in the securities of foreign issuers or investments in non-dollar securities involve significant risks that are not typically associated with investing in U.S. dollar-denominated securities or securities of domestic issuers. Such investments may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and in exchange control regulations. Some foreign stock markets (and other securities markets) may have substantially less volume than, for example, the New York Stock Exchange (or other domestic markets) and securities of some foreign issuers may be less liquid than securities of

THE HARTFORD MUTUAL FUNDS                                                     23

INVESTMENT STRATEGIES AND INVESTMENT MATTERS
--------------------------------------------------------------------------------

comparable domestic issuers. Commissions and dealer mark-ups on transactions in foreign investments may be higher than for similar transactions in the United States. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, on certain occasions, such procedures have been unable to keep pace with the volume of securities transactions, thus making it difficult to execute such transactions. The inability of a fund to make intended investments due to settlement problems could cause it to miss attractive investment opportunities. Inability to dispose of portfolio securities or other investments due to settlement problems could result either in losses to the fund due to subsequent declines in value of the portfolio investment or, if the fund has entered into a contract to sell the investment, could result in possible liability to the purchaser.

Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies, and there may be less publicly available information about a foreign issuer than about a domestic one. In addition, there is generally less government regulation of stock exchanges, brokers, and listed and unlisted issuers in foreign countries than in the United States. Furthermore, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, imposition of withholding taxes on dividend or interest payments, limitations on the removal of cash or other assets of the fund, or political or social instability or diplomatic developments which could affect investments in those countries. Individual foreign economies also may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

INVESTMENTS IN EMERGING MARKETS

Each fund, except Tax-Free Minnesota Fund, Tax-Free National Fund and U.S. Government Securities Fund, may invest in emerging markets, but not as a principal investment strategy.

The securities markets of Asian, Latin American, Eastern European, African and other emerging countries are less liquid, are especially subject to greater price volatility, have smaller market capitalizations, have less government regulation and are not subject to as extensive and frequent accounting, financial and other reporting requirements as the securities markets of more developed countries. Further, investment in equity securities of issuers located in Russia and certain other emerging countries involves risk of loss resulting from problems in share registration and custody and substantial economic and political disruptions. These risks are not normally associated with investments in more developed countries.

SMALL CAPITALIZATION COMPANIES

Growth Opportunities Fund, SmallCap Growth Fund and Value Opportunities Fund may invest in securities of small capitalization companies as part of their principal investment strategy. Growth Fund may hold securities of such companies, but not as a principal investment strategy.

Historically, small market capitalization stocks and stocks of recently organized companies have been more volatile in price than the larger market capitalization stocks often included in the S&P 500 Index. As a result, investing in the securities of such companies involves greater risk and the possibility of greater portfolio price volatility. Among the reasons for the greater price volatility of these small company and unseasoned stocks are the less certain growth prospects of smaller firms and the lower degree of liquidity in the markets for such stocks. Small company stocks are frequently thinly traded and may have to be sold at a discount from current market prices or sold in small lots over an extended period of time. Small companies also often have limited product lines, markets or financial resources; may depend on or use a few key personnel for management; and may be susceptible to losses and risks of bankruptcy. The transaction costs associated with small company stocks are often higher than those of larger capitalization companies.

ABOUT EACH FUND'S INVESTMENT GOAL

Each fund's investment goal (or objective) may be changed without approval of the shareholders of the fund. A fund may not be able to achieve its goal.


CONSEQUENCES OF PORTFOLIO TRADING PRACTICES

Growth Fund, Growth Opportunities Fund, SmallCap Growth Fund, U.S. Government Securities Fund and Value Opportunities Fund are expected to have relatively high portfolio turnover. The other funds may, at times, engage in short-term trading. Short-term trading could produce higher brokerage expenses for a fund and higher taxable distributions to the fund's shareholders. Except for the Tax-Free Funds, the funds are not managed to achieve a


 24                                                    THE HARTFORD MUTUAL FUNDS

                                    INVESTMENT STRATEGIES AND INVESTMENT MATTERS
--------------------------------------------------------------------------------

particular tax result for shareholders. Shareholders should consult their own tax adviser for individual tax advice.


TERMS USED IN THIS PROSPECTUS

Equity Securities: Equity securities include common stock, preferred stock, securities convertible into common or preferred stock and warrants or rights to acquire common stock, including options.


Foreign issuers: Foreign issuers include (1) companies organized outside the United States; (2) foreign governments and agencies or instrumentalities of foreign governments; and (3) issuers whose economic fortunes and risks are primarily linked with markets outside the United States. Certain companies organized outside the United States may not be deemed to be foreign issuers if the issuer's economic fortunes and risks are primarily linked with U.S. markets.

Non-Dollar Securities: Securities denominated or quoted in foreign currency or paying income in foreign currency.

INVESTMENT POLICIES

SmallCap Growth Fund and U.S. Government Securities Fund have names which suggest a focus on a particular type of investment. In accordance with Rule 35d-1 under the Investment Company Act of 1940 (the "1940 Act"), each of these funds has adopted a policy that it will, under normal circumstances, invest at least 80% of the value of its assets in investments of the type suggested by its name. For this policy, "assets" means net assets plus the amount of any borrowings for investment purposes. In addition, in appropriate circumstances, synthetic investments may be included in the 80% basket if they have economic characteristics similar to the other investments included in the basket. A fund's policy to invest at least 80% of its assets in such a manner is not a "fundamental" one, which means that it may be changed without the vote of a majority of the fund's outstanding shares as defined in the 1940 Act. The name of each of these funds may be changed at any time by a vote of the fund's board of directors. However, Rule 35d-1 also requires that shareholders be given written notice at least 60 days prior to any change by a fund of its 80% investment policy covered by Rule 35d-1.

Tax-Free Minnesota Fund and Tax-Free National Fund each also has a name which suggests a focus on a particular type of investment. In accordance with Rule 35d-1, each of these funds has adopted a policy that it will, under normal circumstances, invest at least 80% of the value of its assets in investments the income from which is exempt from federal income tax and, with respect to Tax-Free Minnesota Fund, the income tax of Minnesota. For this policy, "assets" means net assets plus the amount of any borrowings for investment purposes. In addition, in appropriate circumstances, synthetic investments may be included in the 80% basket if they have economic characteristics similar to the other investments included in the basket. A fund's policy to invest at least 80% of its assets in such a manner is a "fundamental" one for each of Tax-Free Minnesota Fund and Tax-Free National Fund, which means that it may not be changed without the vote of a majority of the fund's outstanding shares as defined in the 1940 Act.

ADDITIONAL INVESTMENT STRATEGIES AND RISKS

Each fund may invest in various securities and engage in various investment techniques which are not the principal focus of the fund and therefore are not described in this prospectus. These securities and techniques, together with their risks, are discussed in the funds' Combined Statement of Additional Information ("SAI") which may be obtained free of charge by contacting the funds (see back cover for address and phone number).

THE HARTFORD MUTUAL FUNDS                                                     25

MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------


THE INVESTMENT MANAGER

Hartford Investment Financial Services, LLC ("HIFSCO") is the investment manager to each fund. HIFSCO is a wholly-owned indirect subsidiary of The Hartford Financial Services Group, Inc. ("The Hartford"), a Connecticut financial services company with over $182 billion in assets as of December 31, 2002. At the same time, HIFSCO had over $14.4 billion in assets under management. HIFSCO is responsible for the management of each fund and supervises the activities of the investment sub-advisers described below. HIFSCO is principally located at 200 Hopmeadow Street, Simsbury, Connecticut 06089.



THE INVESTMENT SUB-ADVISERS

Wellington Management Company, LLP is the investment sub-adviser to each of the funds, other than those subadvised by HIMCO. Wellington Management, a Massachusetts limited liability partnership, is a professional investment counseling firm that provides services to investment companies, employee benefit plans, endowments, foundations and other institutions and individuals. Wellington Management and its predecessor organizations have provided investment advisory services since 1928. As of December 31, 2002 Wellington Management had investment management authority over approximately $303 billion in assets. Wellington Management is principally located at 75 State Street, Boston, Massachusetts 02109.



Hartford Investment Management Company ("HIMCO(R)") is the investment sub-adviser to the Tax-Free Minnesota Fund, Tax-Free National Fund and U.S. Government Securities Fund. HIMCO is a professional money management firm that provides services to investment companies, employee benefit plans and insurance companies. HIMCO is a wholly-owned subsidiary of The Hartford. As of December 31, 2002 HIMCO and its wholly-owned subsidiary had investment management authority over approximately $88.5 billion in assets. HIMCO is principally located at 55 Farmington Avenue, Hartford, Connecticut 06105.


MANAGEMENT FEES

Each fund pays a monthly management fee to HIFSCO based on a stated percentage of the fund's average daily net asset value as follows:

GROWTH FUND, GROWTH OPPORTUNITIES FUND, SMALLCAP GROWTH FUND AND VALUE OPPORTUNITIES FUND

NET ASSET VALUE                         ANNUAL RATE
---------------                         -----------
First $100,000,000                         1.00%
Next $150,000,000                          0.80%
Amount Over $250 Million                   0.70%

TAX-FREE NATIONAL FUND AND U.S. GOVERNMENT SECURITIES FUND

NET ASSET VALUE                         ANNUAL RATE
---------------                         -----------
First $50,000,000                          0.80%
Amount Over $50,000,000                    0.70%

TAX-FREE MINNESOTA FUND

NET ASSET VALUE                         ANNUAL RATE
---------------                         -----------
First $50,000,000                          0.72%
Amount Over $50,000,000                    0.70%

For each fund's fiscal year ended October 31, 2002, the investment management fees paid to HIFSCO, expressed as a percentage of average net assets, were as follows:


FUND NAME                                         10/31/2002
---------                                         ----------
The Hartford Growth Fund                            0.81%
The Hartford Growth Opportunities Fund              0.77%
The Hartford SmallCap Growth Fund                   0.92%
The Hartford Tax-Free Minnesota Fund                0.72%
The Hartford Tax-Free National Fund                 0.79%
The Hartford U.S. Government Securities Fund        0.72%
The Hartford Value Opportunities Fund               1.00%


PORTFOLIO MANAGERS OF THE FUNDS

The following persons or teams have had primary responsibility for the day-to-day management of each indicated fund's portfolio since the date stated below.


GROWTH FUND Andrew J. Shilling has been primarily responsible for the day-to-day management of the fund since April 2, 2001. Mr. Shilling, Senior Vice President of Wellington Management, joined Wellington Management as a global industry analyst in 1994 and has been an investment professional since 1989.


 26                                                    THE HARTFORD MUTUAL FUNDS

                                                         MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------


GROWTH OPPORTUNITIES FUND Michael Carmen has been primarily responsible for the day-to-day management of the fund since April 2, 2001. Mr. Carmen, Senior Vice President of Wellington Management, joined Wellington Management as a portfolio manager in 1999. Prior to joining Wellington Management, he was an equity portfolio manager at Kobrick Funds (1997-1999), State Street Research and Management (1992-1996, 1997) and Montgomery Asset Management (1996).



SMALLCAP GROWTH FUND James A. Rullo and David J. Elliott have been primarily responsible for the day-to-day management of the fund since April 2, 2001. Mr. Rullo, Senior Vice President of Wellington Management, joined Wellington Management as a portfolio manager in 1994 and has been an investment professional since 1987. Mr. Elliott, Vice President of Wellington Management, joined Wellington Management as a Senior Systems Analyst in 1995 and has been an investment professional involved in quantitative analysis since 1999.


TAX-FREE MINNESOTA FUND Charles Grande, Vice President of HIMCO, has been primarily responsible for the day-to-day management of the fund since April 2, 2001. Mr. Grande, an investment professional since 1989, joined HIMCO in June 1995 and has been involved in credit analysis and portfolio management since that time. Prior to joining HIMCO, he was senior analyst and Deputy Group Head at Credit Suisse Financial Products Co. and an Assistant Vice President responsible for municipal credit analysis at MBIA.

Patrick J. Hennigan, Assistant Portfolio Analyst of HIMCO, has served as assistant portfolio manager of the fund since September 3, 2002. Mr. Hennigan joined HIMCO in 1993 and has been an investment professional involved in portfolio risk analysis since 1996.

TAX-FREE NATIONAL FUND Charles Grande, Vice President of HIMCO, has been primarily responsible for the day-to-day management of the fund since April 2, 2001. Mr. Grande, an investment professional since 1989, joined HIMCO in June 1995 and has been involved in credit analysis and portfolio management since that time. Prior to joining HIMCO, he was senior analyst and Deputy Group Head at Credit Suisse Financial Products Co. and an Assistant Vice President responsible for municipal credit analysis at MBIA.

Patrick J. Hennigan, Assistant Portfolio Analyst of HIMCO, has served as assistant portfolio manager of the fund since September 3, 2002. Mr. Hennigan joined HIMCO in 1993 and has been an investment professional involved in portfolio risk analysis since 1996.

U.S. GOVERNMENT SECURITIES FUND Peter Perrotti has been primarily responsible for the day-to-day management of the fund since April 2, 2001. Mr. Perrotti, Senior Vice President of HIMCO, joined HIMCO in 1992 and has managed debt securities since that time. Russell M. Regenauer, Vice President of HIMCO, has served as assistant portfolio manager of the fund since September 3, 2002. Mr. Regenauer joined HIMCO in 1993 and has been an investment professional since 1985.


VALUE OPPORTUNITIES FUND James H. Averill, David R. Fassnacht and James N. Mordy have been primarily responsible for the day-to-day management of the fund since April 2, 2001. Mr. Averill, Senior Vice President of Wellington Management, joined Wellington Management in 1985 and has been an investment professional since that time. Mr. Fassnacht, Senior Vice President of Wellington Management, joined Wellington Management as an equity research analyst in 1991 and has been an investment professional since 1988. Mr. Mordy, Senior Vice President of Wellington Management, joined Wellington Management as an analyst in 1985 and has been an investment professional since that time.


THE HARTFORD MUTUAL FUNDS                                                     27

ABOUT YOUR ACCOUNT
--------------------------------------------------------------------------------

SHARE CLASSES

YOU MAY INVEST IN THE CLASS L, CLASS M, CLASS N, CLASS H, CLASS E OR CLASS Z SHARES OF A FUND ONLY IF YOU WERE A SHAREHOLDER OF THAT PARTICULAR FUND AND SHARE CLASS ON FEBRUARY 15, 2002, AND ONLY SO LONG AS YOU REMAIN INVESTED IN THAT FUND AND CLASS.


Each share class has its own cost structure. For actual past expenses of each share class, see the fund-by-fund information earlier in this prospectus.


Each class, except Class E and Class Z, has adopted a Rule 12b-1 plan which allows the class to pay distribution fees for the sale and distribution of its shares and for providing services to shareholders. Because these fees are paid out of a fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Generally, it is more advantageous for an investor that is considering an investment in Class M and Class H shares of more than $500,000 or an investment in Class N shares of more than $1,000,000 to invest in Class L shares instead.

CLASS L

- Front-end sales charges, as described under the heading "How Sales Charges are Calculated".

- Distribution and service (12b-1) fees of 0.25% for each fund, except SmallCap Growth Fund; 0.45% for SmallCap Growth Fund.

CLASS M AND CLASS H

- No front-end sales charge; all your money goes to work for you right away.

- Distribution and service (12b-1) fees of 1.00%.

- A deferred sales charge, as described under the heading "How Sales Charges are Calculated".

- Automatic conversion to Class L shares after eight years, thus reducing future annual expenses.

- The only difference between Class M and Class H shares is the amount of the concession paid to dealers. This difference does not affect you in any way. There may be differences in total returns of the two classes due to the accounting method used to allocate income and expenses among the fund classes and the relative sizes of the classes.

CLASS N

- No front-end sales charge; all your money goes to work for you right away.

- Distribution and service (12b-1) fees of 1.00%.

- A 1.00% contingent deferred sales charge on shares sold within one year of purchase.

- No automatic conversion to Class L shares, so annual expenses continue at the Class N level throughout the life of your investment.

CLASS E -- TAX-FREE MINNESOTA FUND, TAX-FREE NATIONAL FUND AND U.S. GOVERNMENT SECURITIES FUND

- Front-end sales charges, as described under the heading "How Sales Charges are Calculated".

- No distribution and service (12b-1) fees.

CLASS Z -- GROWTH OPPORTUNITIES FUND

- No front-end or deferred sales charge.

- No distribution and service (12b-1) fees.

HOW SALES CHARGES ARE CALCULATED

CLASS L AND CLASS E sales charges and commissions paid to dealers for the funds are listed below. The offering price includes the front-end sales load.

GROWTH FUND, GROWTH OPPORTUNITIES FUND, SMALLCAP GROWTH FUND AND VALUE OPPORTUNITIES FUND

                                                    DEALER
                       AS A % OF     AS A %     COMMISSION AS
                       OFFERING      OF NET     PERCENTAGE OF
YOUR INVESTMENT          PRICE     INVESTMENT   OFFERING PRICE
Less than $100,000       4.75%       4.99%          4.00%
$100,000 -- $249,999     3.50%       3.63%          3.00%
$250,000 -- $499,999     2.50%       2.56%          2.25%
$500,000 -- $999,999     2.00%       2.04%          1.75%
$1 million or more(1)       0%          0%          1.00%

 28                                                    THE HARTFORD MUTUAL FUNDS

                                                              ABOUT YOUR ACCOUNT
--------------------------------------------------------------------------------

TAX-FREE MINNESOTA FUND, TAX-FREE NATIONAL FUND AND U.S. GOVERNMENT SECURITIES FUND

                                                    DEALER
                       AS A % OF     AS A %     COMMISSION AS
                       OFFERING      OF NET     PERCENTAGE OF
YOUR INVESTMENT          PRICE     INVESTMENT   OFFERING PRICE
Less than $100,000       4.50%       4.71%          4.00%
$100,000 -- $249,999     3.50%       3.63%          3.00%
$250,000 -- $499,999     2.50%       2.56%          2.25%
$500,000 -- $999,999     2.00%       2.04%          1.75%
$1 million or more(1)       0%          0%          1.00%


(1) Investments of $1 million or more in Class L and Class E shares may be made with no front-end sales charge. However, there is a contingent deferred sales charge (CDSC) of 1% on any shares sold within 18 months of purchase. To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that are not subject to a CDSC.


HIFSCO may pay up to the entire amount of the sales commission to particular broker-dealers. HIFSCO may pay dealers of record commissions on purchases over $1 million an amount of up to 1.00% of the first $4 million, plus 0.50% of the next $6 million, plus 0.25% of share purchases over $10 million. This commission schedule may also apply to certain sales of Class L and Class E shares made to investors who qualify under any of the last four categories listed under "Waivers for Certain Investors".

CLASS M AND CLASS H shares are offered at their net asset value per share, without any initial sales charge. However, you may be charged a contingent deferred sales charge (CDSC) on shares you sell within a certain time after you bought them, as described in the table below. There is no CDSC on shares acquired through reinvestment of dividends and capital gains. The CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. The CDSCs are as follows:

YEARS AFTER
PURCHASE                                     CDSC
1st year                                     4.00%
2nd year                                     4.00%
3rd year                                     3.00%
4th year                                     3.00%
5th year                                     2.00%
6th year                                     1.00%

HIFSCO may pay broker-dealers who sell Class M shares a concession equal to 4.00% of the amount invested and an annual fee of 0.25%. Broker-dealers who sell Class H shares are paid a concession of between 5.25% and 5.50% of the amount invested.

Class M and Class H shares (except for those purchased by reinvestment of dividends and other distributions) will automatically convert to Class L shares after eight years. When these shares convert to Class L, a proportionate amount of Class M and Class H shares in your account that were purchased through the reinvestment of dividends and other distributions will also convert to Class L.

CLASS N shares are purchased at net asset value. If you redeem your shares within one year of the date you purchased the shares, you will pay a CDSC of 1.00%.

HIFSCO may pay broker-dealers who sell Class N shares a concession equal to 1.00% of the amount invested and an annual fee of 1.00% of the amount invested that begins to accrue one year after the shares are sold.

CLASS Z shares are offered at net asset value. These shares are sold without an initial or contingent sales charge and are offered only by Growth Opportunities Fund.

To determine whether a CDSC applies on Class M, Class H and Class N shares, the fund redeems shares in the following order: (1) shares representing an increase over the original purchase cost, (2) shares (at their current market value) acquired through reinvestment of dividends and capital gains distributions, (3) Class M and Class H shares held for over 6 years or Class N shares held over 1 year, and (4) Class M and Class H shares held the longest during the six-year period.

Although the funds do not charge a transaction fee, you may be charged a fee by brokers for the purchase or sale of the funds' shares through that broker. This transaction fee is separate from any sales charge that the funds may apply.

SALES CHARGE REDUCTIONS AND WAIVERS

REDUCING YOUR CLASS L AND CLASS E SALES CHARGES There are several ways you can combine multiple purchases of Class L or Class E shares of the funds to take advantage of the breakpoints in the sales charge schedule. The first three ways can be combined in any manner:

- ACCUMULATION PRIVILEGE -- lets you add the value of any shares held in any class of The Hartford mutual funds you or members of your family already own to the amount of your next Class L or Class E investment for purposes of calculating the

THE HARTFORD MUTUAL FUNDS                                                     29

ABOUT YOUR ACCOUNT
--------------------------------------------------------------------------------

  sales charge. In addition, if you are a natural person who owns certain annuities or variable life insurance products that are issued by entities associated with The Hartford, the current account value of your contract or policy will be included. The eligible annuity and life insurance products are discussed in the funds' SAI. Participants in retirement plans receive breakpoints at the plan level. You must notify your broker, and your broker must notify the funds, that you are eligible for this privilege each time you make a purchase.

- LETTER OF INTENT -- lets you purchase Class L or Class E shares of a fund over a 13-month period and receive the same sales charge as if all shares had been purchased at once.

- COMBINATION PRIVILEGE -- lets you combine Class L or Class E shares of multiple funds for purposes of calculating the sales charge.

CDSC WAIVERS As long as the transfer agent is notified at the time you sell, the CDSC for each share class will generally be waived in the following cases:

- for Class M and Class H shares you owned on February 15, 2002, an amount that represents, on an annual (non-cumulative) basis, up to 10% of the amount (at the time of investment) of your purchases of Class M and Class H shares made on or before February 15, 2002 (this waiver is not available for Class M and Class H shares purchased after February 15, 2002),

- to make Systematic Withdrawal Plan payments that are limited annually to no more than 12% of the value of the account at the time the plan is initiated,

- because of shareholder death or disability,

- because of the death or disability of the grantor of a living trust,

- under reorganization, liquidation, merger or acquisition transactions involving other investment companies,

- for retirement plans under the following circumstances:

     (1) to return excess contributions,

     (2) hardship withdrawals as defined in the plan,

     (3) under a Qualified Domestic Relations Order as defined in the Internal Revenue Code,

     (4) to meet minimum distribution requirements under the Internal Revenue Code,

     (5) to make "substantially equal payments" as described in Section 72(t) of the Internal Revenue Code, and

     (6) after separation from service.

REINSTATEMENT PRIVILEGE If you sell shares of a fund, you may reinvest some or all of the proceeds in the same share class of any fund offered in this prospectus (provided that an active account already exists in that fund and class) within 180 days without a sales charge, as long as the transfer agent is notified before you invest. If you paid a CDSC when you sold your shares, you will be credited with the amount of the CDSC. All accounts involved must have the same registration.

WAIVERS FOR CERTAIN INVESTORS Class L and Class E shares of a fund may be offered without front-end sales charges to the following individuals and institutions that owned Class L or Class E shares of the fund on February 15, 2002:

- selling brokers and their employees and sales representatives,

- financial representatives utilizing fund shares in fee-based investment products under a signed agreement with the funds,

- present or former officers, directors and employees (and their families) of the funds, The Hartford, Wellington Management, the transfer agent, and their affiliates,

- participants in certain retirement plans not administered by Hartford Life Insurance Company or an affiliate with at least 100 eligible employees or if the total amount invested is $500,000 or more (1% CDSC applies if redeemed within 18 months),

- participants in retirement plans where Hartford Life Insurance Company or an affiliate is the plan administrator,

- one or more members of a group (including spouses and dependent children) of at least 100 persons engaged, or previously engaged in a common business, profession, civic or charitable endeavor or other activity (1% CDSC applies if redeemed within 18 months),


- as described further in the SAI, certain other individuals who owned shares of the funds as of February 15, 2002.


The above individuals and institutions remain eligible for the waiver of the front-end sales charge on Class L and Class E shares of a particular fund only for as long as they remain invested in the particular fund and class.

 30                                                    THE HARTFORD MUTUAL FUNDS

                                                              ABOUT YOUR ACCOUNT
--------------------------------------------------------------------------------

The 1% CDSCs indicated above also may be waived where the distributor does not compensate the broker for the sale.

ADDITIONAL COMPENSATION TO BROKERS In addition to the commissions described above, the distributor pays additional compensation to dealers based on a number of factors described in the funds' SAI. This additional compensation is not paid by you.


ADDING TO AN ACCOUNT

YOU MAY MAKE ADDITIONAL INVESTMENTS (MINIMUM $50) IN THE CLASS L, CLASS M, CLASS N, CLASS H, CLASS E OR CLASS Z SHARES OF A FUND ONLY IF YOU WERE A SHAREHOLDER OF THAT PARTICULAR FUND AND SHARE CLASS ON FEBRUARY 15, 2002, AND ONLY SO LONG AS YOU REMAIN INVESTED IN THAT FUND AND CLASS.


NOTE FOR RETIREMENT PLAN PARTICIPANTS AND INVESTORS WHOSE SHARES ARE HELD BY FINANCIAL REPRESENTATIVES.

If you hold your shares through a retirement plan or if your shares are held with a financial representative you will need to make transactions through the retirement plan administrator or your financial representative. Some of the services and programs described in this prospectus may not be available or may differ in such circumstances. In addition, some of the funds offered in this prospectus may not be available in your retirement plan. You should check with your retirement plan administrator or financial representative for further details.

                         ADDRESS:                                                   PHONE NUMBER:
                 THE HARTFORD MUTUAL FUNDS                                         1-888-843-7824
                      P.O. BOX 64387
                  ST. PAUL, MN 55164-0387                         OR CONTACT YOUR FINANCIAL REPRESENTATIVE OR PLAN
                                                                   ADMINISTRATOR FOR INSTRUCTIONS AND ASSISTANCE.

THE HARTFORD MUTUAL FUNDS                                                     31

BUYING SHARES


 BY CHECK
                - Make out a check for the investment amount, payable to
  (CHECK          "The Hartford Mutual Funds."
  GRAPHIC)
                - Fill out the detachable investment slip from an account
                  statement. If no slip is available, include a note
                  specifying the fund name, your share class, your account
                  number and the name(s) in which the account is registered.
                - Deliver the check and your investment slip or note to your financial representative, plan administrator or mail to the address listed below.
 BY EXCHANGE
                - Call your financial representative, plan administrator or
  (ARROW          the transfer agent at the number below to request an
  GRAPHIC)        exchange. The minimum exchange amount is $500 per fund.
 BY WIRE
                - Instruct your bank to wire the amount of your investment
  (WIRE           to:
  GRAPHIC)         U.S. Bank National Association
                   ABA #091000022, credit account no:
                   1-702-2514-1341
                   The Hartford Mutual Funds Purchase Account
                   For further credit to: (your name)
                   Hartford Mutual Funds Account Number: (your account number)
                  Specify the fund name, your share class, your account
                  number and the name(s) in which the account is registered.
                  Your bank may charge a fee to wire funds.
 BY PHONE
                - Verify that your bank or credit union is a member of the
  (PHONE          Automated Clearing House (ACH) system.
  GRAPHIC)
                - Complete the "Telephone Exchanges and Telephone
                  Redemption" and "Bank Account or Credit Union Information"
                  sections on your account application.
                - Call the transfer agent at the number below to verify that these features are in place on your account.
                - Tell the transfer agent representative the fund name, your share class, your account number, the name(s) in which the account is registered and the amount of your investment.

To add to an account using the Automatic Investment Plan, see "Additional
Investor Services."

                         ADDRESS:                                                   PHONE NUMBER:
                 THE HARTFORD MUTUAL FUNDS                                         1-888-843-7824
                      P.O. BOX 64387
                  ST. PAUL, MN 55164-0387                         OR CONTACT YOUR FINANCIAL REPRESENTATIVE OR PLAN
                                                                   ADMINISTRATOR FOR INSTRUCTIONS AND ASSISTANCE.

 32                                                    THE HARTFORD MUTUAL FUNDS

SELLING SHARES


 BY LETTER
                - Write a letter of instruction or complete a power of
  [LETTER         attorney indicating the fund name, your share class, your
  GRAPHIC]        account number, the name(s) in which the account is
                  registered and the dollar value or number of shares you
                  wish to sell.
                - Include all signatures and any additional documents that may be required (see "Selling Shares in Writing").
                - Mail the materials to the address below or to your plan
                  administrator.
                - A check will be mailed to the name(s) and address in which the account is registered, or otherwise according to your
                  letter of instruction. Overnight delivery may be requested for a nominal fee (currently $10) which will be deducted
                  from redemption proceeds.
 BY PHONE
                - Restricted to sales of up to $50,000 in any 7-day period.
  [PHONE
  GRAPHIC]      - To place your order with a representative, call the
                  transfer agent at the number below between 8 A.M. and 7 P.M.
                  Eastern Time (between 7 A.M. and 6 P.M. Central Time)
                  Monday through Thursday and between 8 A.M. and 6 P.M.
                  Eastern Time (between 7 A.M. and 5 P.M. Central Time) on
                  Friday. Orders received after 4 P.M. Eastern Time (3 P.M.
                  Central Time) will receive the next business day's
                  offering price.
                - For automated service 24 hours a day using your touch-tone phone, call the number below.
 BY WIRE OR ELECTRONIC FUNDS TRANSFER (EFT)
                - Fill out the "Telephone Exchanges and Telephone
  [COMPUTER       Redemption" and "Bank Account or Credit Union Information"
  GRAPHIC]        sections of your new account application.
                - Call the transfer agent to verify that the telephone
                  redemption privilege is in place on an account, or to
                  request the forms to add it to an existing account.
                - Generally, amounts of $1,000 or more will be wired on the next business day. Your bank may charge a fee for this
                  service.
                - Amounts of less than $1,000 may be sent by EFT or by
                  check. Funds from EFT transactions are generally available by the second business day. Your bank may charge a fee for this service.
                - Phone requests are limited to amounts up to $50,000 in a
                  7-day period.
 BY EXCHANGE
                - Obtain a current prospectus for the fund into which you
  [ARROW          are exchanging by calling your financial representative or
  GRAPHIC]        the transfer agent at the number below.
                - Call your financial representative or the transfer agent to request an exchange.

To sell shares through a systematic withdrawal plan, see "Additional
Investor Services."

                         ADDRESS:                                                   PHONE NUMBER:
                 THE HARTFORD MUTUAL FUNDS                                         1-888-843-7824
                      P.O. BOX 64387
                  ST. PAUL, MN 55164-0387                         OR CONTACT YOUR FINANCIAL REPRESENTATIVE OR PLAN
                                                                   ADMINISTRATOR FOR INSTRUCTIONS AND ASSISTANCE.

THE HARTFORD MUTUAL FUNDS                                                     33

SELLING SHARES IN WRITING


 BY LETTER
  In certain circumstances, you will need to make your request to sell shares in writing. You may need to include additional items with your request, as shown in the table below. You may also need to include a signature guarantee, which protects you against fraudulent orders. You will need a signature guarantee if:

                - your address of record has changed within the past 30 days
  [LETTER
  GRAPHIC]      - you are selling more than $50,000 worth of shares
                - you are requesting payment other than by a check mailed to the address of record and payable to the registered owner(s).
  Please note that a notary public CANNOT provide a signature guarantee.
  Please check with a representative of your bank or other financial institution about obtaining a signature guarantee.
 REQUIREMENTS FOR WRITTEN REQUESTS BY SELLER
    OWNERS OF INDIVIDUAL, JOINT, SOLE PROPRIETORSHIP, UGMA/UTMA (CUSTODIAL
    ACCOUNTS FOR MINORS) OR GENERAL PARTNER ACCOUNTS.
                - Letter of instruction.
                - On the letter, the signatures and titles of all persons
                  authorized to sign for the account, exactly as the account is registered.
                - Signature guarantee if applicable (see above).
    OWNERS OF CORPORATE OR ASSOCIATION ACCOUNTS.
                - Letter of instruction.
                - Corporate resolution, certified within the past twelve
                  months.
                - On the letter and the resolution, the signature of the
                  person(s) authorized to sign for the account.
                - Signature guarantee if applicable (see above).
    OWNERS OR TRUSTEES OF TRUST ACCOUNTS.
                - Letter of instruction.
                - On the letter, the signature(s) of the trustee(s).
                - Provide a copy of the trust document certified within the past twelve months.
                - Signature guarantee if applicable (see above).
    JOINT TENANCY SHAREHOLDERS WHOSE CO-TENANTS ARE DECEASED.
                - Letter of instruction signed by surviving tenant.
                - Copy of death certificate.
                - Signature guarantee if applicable (see above).
    EXECUTORS OF SHAREHOLDER ESTATES.
                - Letter of instruction signed by executor.
                - Copy of order appointing executor, certified within the
                  past twelve months.
                - Signature guarantee if applicable (see above).
    ADMINISTRATORS, CONSERVATORS, GUARDIANS AND OTHER SELLERS OR ACCOUNT
    TYPES NOT LISTED ABOVE.
                - Call 1-888-843-7824 for instructions.

                         ADDRESS:                                                   PHONE NUMBER:
                 THE HARTFORD MUTUAL FUNDS                                         1-888-843-7824
                      P.O. BOX 64387
                  ST. PAUL, MN 55164-0387                         OR CONTACT YOUR FINANCIAL REPRESENTATIVE OR PLAN
                                                                   ADMINISTRATOR FOR INSTRUCTIONS AND ASSISTANCE.

 34                                                    THE HARTFORD MUTUAL FUNDS

                                                            TRANSACTION POLICIES
--------------------------------------------------------------------------------

VALUATION OF SHARES

The net asset value per share (NAV) for each fund and class is determined each business day at the close of regular trading on the New York Stock Exchange ("NYSE") (typically 4 p.m. Eastern Time). The funds use market prices in valuing portfolio securities, but may use fair-value estimates, as determined by HIFSCO under the direction of the Board of Directors, if reliable market prices are unavailable. Fair value pricing may be used by a fund when current market values are unavailable or when an event occurs after the close of the exchange on which the fund's portfolio securities are principally traded that is likely to have changed the value of the securities. The use of fair value pricing by a fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated using current market values. Securities of foreign issuers and non-dollar securities are valued on the basis of quotations from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using current exchange rates. Debt securities (other than short-term obligations) held by each fund are valued on the basis of valuations furnished by an unaffiliated pricing service which determines valuations for normal institutional size trading units of debt securities. Short-term investments with a maturity of more than 60 days when purchased are valued based on market quotations until the remaining days to maturity become less than 61 days. Investments of the funds that will mature in 60 days or less, are valued at amortized cost, which approximates market value.

Certain funds may invest in securities primarily traded in foreign securities markets. Foreign securities markets may trade on days when a fund does not compute its net asset value or may close (generating closing prices) at times before or after the NYSE. Consequently, the net asset value of the fund and the value of its shares may change on days, or at times, when an investor cannot redeem the fund's shares.

BUY AND SELL PRICES

When you buy shares, you pay the NAV plus any applicable sales charges. When you sell shares, you receive the NAV less any applicable sales charges.

EXECUTION OF REQUESTS

Each fund is open on those days when the New York Stock Exchange is open, typically Monday through Friday. Buy and sell requests are executed at the next NAV to be calculated after your request is received, if your order is complete (has all required information), by the transfer agent or authorized broker-dealers and third-party administrators.

At times of peak activity, it may be difficult to place requests by phone. During these times, consider sending your request in writing.

In unusual circumstances, any fund may temporarily suspend the processing of sell requests, or may postpone payment of redemption proceeds for up to three business days or longer, as allowed by federal securities laws.

REQUESTS IN "GOOD ORDER"

All purchase and redemption requests must be received by the funds in "good order". This means that your request must include:

- The fund name and account number.

- The amount of the transaction (in dollars or shares).

- Signatures of all owners exactly as registered on the account (for mail requests).

- Signature guarantees (if required).

- Any supporting legal documentation that may be required.

TELEPHONE TRANSACTIONS

For your protection, telephone requests may be recorded in order to verify their accuracy. Also for your protection, telephone transactions are not permitted on accounts whose names or addresses have changed within the past 30 days. Proceeds from telephone transactions can only be mailed to the address of record.

EXCHANGES

As long as you remain invested in Class L, Class M, Class N, Class E or Class H shares of more than one fund, you can exchange these shares for the corresponding class shares of the other fund(s) in which you are invested. If you want to exchange into a fund and class that you are not otherwise invested in, you must exchange into the Class A, Class B or Class C shares of that fund. Class A, Class B and Class C shares are offered through a separate prospectus. You may exchange Class L, Class M, Class N, Class E, Class H or Class Z shares of the

THE HARTFORD MUTUAL FUNDS                                                     35

TRANSACTION POLICIES
--------------------------------------------------------------------------------

funds with the shares of any other Hartford Mutual Fund as follows:


                                                                         OTHER SHARE CLASS OF
                                                                             THE HARTFORD
SHARE CLASS                                                                  MUTUAL FUNDS
   Class L                                [DOUBLE ARROW GRAPHIC]               Class A
   Class M                                [DOUBLE ARROW GRAPHIC]               Class B
   Class N                                [DOUBLE ARROW GRAPHIC]               Class C
   Class H                                [DOUBLE ARROW GRAPHIC]               Class B
   Class Z                                [DOUBLE ARROW GRAPHIC]               Class A
   Class E                                [DOUBLE ARROW GRAPHIC]               Class A


The registration for both accounts involved in the exchange must be identical. You may be subject to tax liability or sales charges as a result of your exchange. The funds reserve the right to amend or terminate the exchange privilege at any time, for any reason.

RIGHT TO REJECT PURCHASE ORDERS/ MARKET TIMING

Because excessive account transactions can disrupt the management of the funds and increase transaction costs for all shareholders, the funds limit account activity as follows:

- you may make no more than two substantive exchanges out of the same fund in any 90 day period (excluding automatic programs);

- the funds may refuse a share purchase at any time, for any reason;

- the funds may revoke an investor's exchange privilege at any time, for any reason.

"Substantive" means a dollar amount that the funds determine, in their sole discretion, could adversely affect the management of the funds.

CERTIFICATED SHARES

Shares are electronically recorded and therefore share certificates are not issued.


SMALL ACCOUNTS (NON-RETIREMENT ONLY)

If the total value of your account is less than $1,000 (for any reason), you may be asked to purchase more shares within 30 days. If you do not take action within this time, your fund may close out your account and mail you the proceeds. You will not be charged a CDSC if your account is closed for this reason.


SALES IN ADVANCE OF PURCHASE PAYMENTS

When you place a request to sell shares for which the purchase money has not yet been collected, the request will be executed in a timely fashion, but the fund will not release the proceeds to you until your purchase payment clears. This may take up to 10 calendar days after the purchase.

SPECIAL REDEMPTIONS

Although it would not normally do so, each fund has the right to pay the redemption price of shares of the fund in whole or in part in portfolio securities. When the shareholder sells portfolio securities received in this fashion, a brokerage charge would be incurred. Any such securities would be valued for the purposes of making such payment at the same value as used in determining net asset value. The funds, however, always redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the applicable fund during any 90 day period for any one account.

PAYMENT REQUIREMENTS

All of your purchases must be made in U.S. dollars and checks must be drawn on U.S. banks and made payable to The Hartford Mutual Funds, or in the case of a retirement account, to the custodian or trustee. You may not purchase shares with a third party check.

If your check does not clear, your purchase will be canceled and you will be liable for any losses or fees that the funds or HIFSCO has incurred.

Certain broker-dealers and financial institutions may enter confirmed purchase orders with the funds on behalf of customers, by phone or other electronic means, with payment to follow within the customary settlement period (generally within three business days). If payment is not received by that time, the order will be canceled and the broker-dealer or financial institution will be held liable for the resulting fees or losses.

DIVIDENDS AND ACCOUNT POLICIES

ACCOUNT STATEMENTS  In general, you will receive account statements as follows:

- after every transaction (except a dividend or distribution reinvestment) that affects your account balances

 36                                                    THE HARTFORD MUTUAL FUNDS

                                                            TRANSACTION POLICIES
--------------------------------------------------------------------------------

- after any changes of name or address of the registered owner(s)

- in all other circumstances, every quarter

Every year you should also receive, if applicable, a Form 1099 tax information statement.

If you are a participant in an employer-sponsored retirement plan you will receive statements from your plan administrator.


DIVIDENDS AND DISTRIBUTIONS Each fund intends to distribute substantially all of its net income and capital gains to shareholders at least once a year. Except as noted below, dividends from net investment income of the funds are normally declared and paid annually. Dividends from the net investment income of the Tax-Free Minnesota Fund, Tax-Free National Fund, and U.S. Government Securities Fund are declared and paid monthly. Unless shareholders specify otherwise, all dividends and distributions received from a fund are automatically reinvested in additional full or fractional shares of that fund.


If you elect to receive monthly dividends in cash, you will only receive a check if the dividend amount exceeds $10. If the dividend is $10 or less, the amount will automatically be reinvested in the same fund. If you would like to receive cash dividends, regardless of the amount, you can establish an electronic funds transfer to your bank. Please call the fund for assistance in establishing electronic funds transfer at 1-888-843-7824.


TAXABILITY OF DIVIDENDS Dividends and distributions you receive from a fund, whether reinvested or taken as cash, are generally considered taxable. Distributions from a fund's long-term capital gains are taxable as long-term capital gains, regardless of how long you held your shares. Distributions from short-term capital gains and from ordinary income are generally taxable as ordinary income. Some dividends paid in January may be taxable as if they had been paid the previous December.


The Form 1099 that is mailed to you every January details your dividends and distributions and their federal tax category, although you should verify your tax liability with your tax professional.

TAXABILITY OF TRANSACTIONS Unless your shares are held in a qualified retirement account, any time you sell or exchange shares, it is considered a taxable event for you. You may have a capital gain or a loss on the transaction which will be long-term or short-term, depending upon how long you held your shares. You are responsible for any tax liabilities generated by your transactions.

A fund may be required to withhold U.S. federal income tax at the rate of 30% of all taxable distributions payable to you if you fail to provide the fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against your U.S. federal income tax liability.


TAXES ON DISTRIBUTIONS (TAX-FREE FUNDS ONLY) Tax-Free Minnesota Fund and Tax-Free National Fund intend to meet certain federal tax requirements so that distributions of tax-exempt income may be treated as "exempt-interest dividends." These dividends are not subject to regular federal income tax. However, each fund may invest up to 20% of its assets in tax-exempt obligations subject to the Alternative Minimum Tax. Any portion of exempt-interest dividends attributable to interest on these obligations may increase some shareholders' Alternative Minimum Tax. The funds expect that their distributions will consist primarily of exempt-interest dividends. Tax-Free National Fund's exempt-interest dividends may be subject to state or local taxes. Distributions paid from any interest income that is not tax-exempt and from any short-term or long-term capital gains will be taxable whether you reinvest those distributions or receive them in cash.


MINNESOTA INCOME TAXATION (TAX-FREE MINNESOTA FUND) Tax-Free Minnesota Fund intends to comply with certain state tax requirements so that dividends it pays that are attributable to interest on Minnesota tax-exempt obligations will be excluded from the Minnesota taxable net income of individuals, estates and trusts. To meet these requirements, at least 95% of the exempt-interest dividends paid by the fund must be derived from interest income on Minnesota tax-exempt obligations. A portion of the fund's dividends may be subject to the Minnesota alternative minimum tax. Exempt interest dividends from Tax-Free Minnesota Fund may be subject to Minnesota taxes imposed on corporations when distributed to shareholders subject to those taxes.

INFLATION-PROTECTED DEBT SECURITIES (EACH FUND, EXCEPT FOR THE TAX-FREE
FUNDS) Periodic adjustments for inflation to the principal amount of an inflation-protected debt security may give rise to original issue discount, which will be includable in a fund's gross income. Due to original issue discount, a fund may be required to make annual distributions to shareholders that exceed the cash received, which may cause the fund to liquidate certain investments when it is not advantageous to do so. Also, if the principal value of an inflation-protected debt security is adjusted downward due to deflation, amounts previously distributed in the taxable year may be

THE HARTFORD MUTUAL FUNDS                                                     37

TRANSACTION POLICIES
--------------------------------------------------------------------------------

characterized in some circumstances as return of capital.

Distributions from a fund may also be subject to state, local and foreign taxes. You should consult your own tax adviser regarding the particular tax consequences of an investment in a fund.


ADDITIONAL INVESTOR SERVICES

ELECTRONIC TRANSFERS THROUGH AUTOMATED CLEARING HOUSE ("ACH") allow you to initiate a purchase or redemption for as little as $50 or as much as $50,000 between your bank account and fund account using the ACH network. Sales charges and initial purchase minimums apply.



AUTOMATIC INVESTMENT PLAN (AIP) lets you set up regular investments from your paycheck or bank account to the fund(s) of your choice. You determine the frequency and amount of your investments (minimum investment of at least $50 a month), and you can terminate your program at any time. To establish an AIP contact your financial representative or the transfer agent.


SYSTEMATIC WITHDRAWAL PLAN (SWP) This plan may be used for routine bill payments or periodic withdrawals from your account. To establish:

- Make sure you have at least $5,000 worth of shares in your account and that the amount per transaction is $50 or more per fund.

- Make sure you are not planning to invest more money in this account (buying shares during a period when you are also selling shares of the same fund is not advantageous to you, because of sales charges).

- SPECIFY THE PAYEE(S). The payee may be yourself or any other party and there is no limit to the number of payees you may have, as long as they are all on the same payment schedule. A signature guarantee is required if the payee is someone other than the registered owner.

- Determine the schedule: monthly, quarterly, semi-annually, annually or in certain selected months.

- CONTACT YOUR FINANCIAL REPRESENTATIVE OR THE TRANSFER AGENT AT 1-888-843-7824 FOR FURTHER ASSISTANCE IN ESTABLISHING THE SWP.

DOLLAR COST AVERAGING PROGRAMS (DCA) let you set up monthly or quarterly exchanges from one fund to the same class of shares of another fund. To establish:

- Contact your financial representative or the transfer agent at 1-888-843-7824.

- Be sure that the amount is for $50 or more.

- Be sure that the accounts involved have identical registrations.

AUTOMATIC DIVIDEND DIVERSIFICATION (ADD) lets you automatically reinvest dividends and capital gains distributions paid by one fund into the same class of another fund. To establish:

- Contact your financial representative or the transfer agent at 1-888-843-7824.

- Be sure that the accounts involved have identical registrations.

RETIREMENT PLANS The Hartford Mutual Funds offer a range of retirement plans, including traditional and Roth IRAs, SIMPLE plans, SEPs and 401(k) plans. Using these plans, you can invest in any fund offered by The Hartford Mutual Funds. Minimum investment amounts may apply. To find out more, call 1-888-843-7824.

DUPLICATE ACCOUNT STATEMENTS You may request copies of annual account summaries by calling 1-888-843-7824. A $20 fee will be charged for account summaries older than the preceding year.

DUPLICATE COPIES OF MATERIALS TO HOUSEHOLDS Generally the funds will mail only one copy of each prospectus, annual and semi-annual report to shareholders having the same last name and address on the funds' records. The consolidation of these mailings, called householding, benefits the funds through reduced mailing expenses.

If you want to receive multiple copies of these materials, you may call us at 1-888-843-7824. You may also notify us in writing. Individual copies of prospectuses and reports will be sent to you commencing within 30 days after we receive you request to stop householding.

 38                                                    THE HARTFORD MUTUAL FUNDS

                                                            FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


The financial highlights table for each fund is intended to help you understand the fund's financial performance for the past five years. Certain information reflects financial results for a single fund share. The total returns in the table for each fund represent the rate that an investor would have earned, or lost, on an investment in the fund (assuming reinvestment of all dividends and distributions). The information for the fiscal year ended October 31, 2002 has been derived from the financial statements audited by Ernst & Young, LLP, whose report, along with the fund's financial statements and financial highlights, is included in the annual report which is available upon request. The information for the periods ended on or before October 31, 2001 has been audited by KPMG LLP.


THE HARTFORD GROWTH FUND -- CLASS L

(formerly Fortis Capital Fund -- Class A)


                                                                                                YEAR ENDED AUGUST 31
                                                        YEAR ENDED:   PERIOD ENDED:   -----------------------------------------
                                                        10/31/2002    10/31/2001(1)     2001       2000       1999       1998
CLASS L -- PERIOD ENDED:                                -----------   -------------   --------   --------   --------   --------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                       $14.23         $15.09        $23.85     $22.81     $22.37     $26.13
Income from investment operations:
Net investment income (loss)                                (0.03)         (0.01)        (0.05)     (0.08)     (0.03)     (0.08)
Net realized and unrealized gain (loss) on investments      (2.29)         (0.85)        (5.39)      6.47       6.73       0.38
                                                         --------       --------      --------   --------   --------   --------
Total from investment operations                            (2.32)         (0.86)        (5.44)      6.39       6.70       0.30
Less distributions:
  Dividends from net investment income                       0.00           0.00          0.00       0.00       0.00       0.00
  Distributions from capital gains                           0.00           0.00         (3.32)     (5.35)     (6.26)     (4.06)
  Return of capital                                          0.00           0.00          0.00       0.00       0.00       0.00
                                                         --------       --------      --------   --------   --------   --------
Total distributions                                          0.00           0.00         (3.32)     (5.35)     (6.26)     (4.06)
                                                         --------       --------      --------   --------   --------   --------
Net asset value, end of period                             $11.91         $14.23        $15.09     $23.85     $22.81     $22.37
                                                         ========       ========      ========   ========   ========   ========
TOTAL RETURN(2)                                           (16.28%)        (5.70%)      (25.08%)    32.70%     37.88%      1.56%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                 $274,683       $385,620      $416,544   $615,473   $551,551   $312,582
Ratio of expenses to average net assets before waivers
  and reimbursements                                        1.14%          1.11% (3)     1.08%      1.07%      1.10%      1.13%
Ratio of expenses to average net assets after waivers
  and reimbursements                                        1.14%          1.11% (3)     1.08%      1.07%      1.10%      1.13%
Ratio of net investment income (loss) to average net
  assets                                                   (0.28%)        (0.34%)(3)    (0.16%)    (0.29%)    (0.08%)    (0.28%)
Portfolio turnover rate(4)                                   107%            13%          161%       165%       177%        71%


(1) For the two-month period ended October 31, 2001.

(2) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net assets value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(3) Annualized.

(4) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of the shares issued.


THE HARTFORD MUTUAL FUNDS                                                     39

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

THE HARTFORD GROWTH FUND -- CLASS M

(formerly Fortis Capital Fund -- Class B)


                                                                                                YEAR ENDED AUGUST 31
                                                          YEAR ENDED:   PERIOD ENDED:   -------------------------------------
                                                          10/31/2002    10/31/2001(1)    2001      2000      1999      1998
CLASS M -- PERIOD ENDED:                                  -----------   -------------   -------   -------   -------   -------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                         $13.00         $13.81       $22.27    $21.77    $21.73    $25.67
Income from investment operations:
Net investment income (loss)                                  (0.16)         (0.03)       (0.21)    (0.62)    (0.43)    (0.26)
Net realized and unrealized gain (loss) on investments        (2.04)         (0.78)       (4.93)     6.47      6.73      0.38
                                                            -------       --------      -------   -------   -------   -------
Total from investment operations                              (2.20)         (0.81)       (5.14)     5.85      6.30      0.12
Less distributions:
  Dividends from net investment income                         0.00           0.00         0.00      0.00      0.00      0.00
  Distributions from capital gains                             0.00           0.00        (3.32)    (5.35)    (6.26)    (4.06)
  Return of capital                                            0.00           0.00         0.00      0.00      0.00      0.00
                                                            -------       --------      -------   -------   -------   -------
Total distributions                                            0.00           0.00        (3.32)    (5.35)    (6.26)    (4.06)
                                                            -------       --------      -------   -------   -------   -------
Net asset value, end of period                               $10.80         $13.00       $13.81    $22.27    $21.77    $21.73
                                                            =======       ========      =======   =======   =======   =======
TOTAL RETURN(2)                                             (16.90%)        (5.87%)     (25.58%)   31.59%    36.94%     0.80%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                    $21,478        $28,112      $29,777   $38,264   $24,847    $9,339
Ratio of expenses to average net assets before waivers
  and reimbursements                                          1.89%          1.86% (3)    1.83%     1.82%     1.85%     1.88%
Ratio of expenses to average net assets after waivers
  and reimbursements                                          1.89%          1.86% (3)    1.83%     1.82%     1.85%     1.88%
Ratio of net investment income (loss) to average net
  assets                                                     (1.03%)        (1.09%)(3)   (0.91%)   (1.04%)   (0.83%)   (1.03%)
Portfolio turnover rate(4)                                     107%            13%         161%      165%      177%       71%


(1) For the two-month period ended October 31, 2001.

(2) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net assets value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(3) Annualized.

(4) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of the shares issued.


THE HARTFORD GROWTH FUND -- CLASS N

(formerly Fortis Capital Fund -- Class C)


                                                                                               YEAR ENDED AUGUST 31
                                                         YEAR ENDED:   PERIOD ENDED:   -------------------------------------
                                                         10/31/2002    10/31/2001(1)    2001      2000      1999      1998
CLASS N -- PERIOD ENDED:                                 -----------   -------------   -------   -------   -------   -------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                        $13.00         $13.81       $22.27    $21.76    $21.73    $25.68
Income from investment operations:
Net investment income (loss)                                 (0.26)         (0.03)       (0.21)    (0.62)    (0.44)    (0.27)
Net realized and unrealized gain (loss) on investments       (1.94)         (0.78)       (4.93)     6.48      6.73      0.38
                                                           -------       --------      -------   -------   -------   -------
Total from investment operations                             (2.20)         (0.81)       (5.14)     5.86      6.29      0.11
Less distributions:
  Dividends from net investment income                        0.00           0.00         0.00      0.00      0.00      0.00
  Distributions from capital gains                            0.00           0.00        (3.32)    (5.35)    (6.26)    (4.06)
  Return of capital                                           0.00           0.00         0.00      0.00      0.00      0.00
                                                           -------       --------      -------   -------   -------   -------
Total distributions                                           0.00           0.00        (3.32)    (5.35)    (6.26)    (4.06)
                                                           -------       --------      -------   -------   -------   -------
Net asset value, end of period                              $10.80         $13.00       $13.81    $22.27    $21.76    $21.73
                                                           =======       ========      =======   =======   =======   =======
TOTAL RETURN(2)                                            (16.90%)        (5.87%)     (25.58%)   31.66%    36.87%     0.76%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                    $4,340         $6,911       $7,557   $10,932    $5,715    $2,453
Ratio of expenses to average net assets before waivers
  and reimbursements                                         1.89%          1.86% (3)    1.83%     1.82%     1.85%     1.88%
Ratio of expenses to average net assets after waivers
  and reimbursements                                         1.89%          1.86% (3)    1.83%     1.82%     1.85%     1.88%
Ratio of net investment income (loss) to average net
  assets                                                    (1.03%)        (1.09%)(3)   (0.91%)   (1.04%)   (0.83%)   (1.03%)
Portfolio turnover rate(4)                                    107%            13%         161%      165%      177%       71%


(1) For the two-month period ended October 31, 2001.

(2) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net assets value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(3) Annualized.

(4) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of the shares issued.


 40                                                    THE HARTFORD MUTUAL FUNDS

                                                            FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


THE HARTFORD GROWTH FUND -- CLASS H


(formerly Fortis Capital Fund -- Class H)


                                                                                                YEAR ENDED AUGUST 31
                                                          YEAR ENDED:   PERIOD ENDED:   -------------------------------------
                                                          10/31/2002    10/31/2001(1)    2001      2000      1999      1998
CLASS H -- PERIOD ENDED:                                  -----------   -------------   -------   -------   -------   -------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                         $13.02         $13.83       $22.30    $21.78    $21.74    $25.68
Income from investment operations:
Net investment income (loss)                                  (0.23)         (0.03)       (0.21)    (0.62)    (0.43)    (0.26)
Net realized and unrealized gain (loss) on investments        (1.98)         (0.78)       (4.94)     6.49      6.73      0.38
                                                            -------       --------      -------   -------   -------   -------
Total from investment operations                              (2.21)         (0.81)       (5.15)     5.87      6.30      0.12
Less distributions:
  Dividends from net investment income                         0.00           0.00         0.00      0.00      0.00      0.00
  Distributions from capital gains                             0.00           0.00        (3.32)    (5.35)    (6.26)    (4.06)
  Return of capital                                            0.00           0.00         0.00      0.00      0.00      0.00
                                                            -------       --------      -------   -------   -------   -------
Total distributions                                            0.00           0.00        (3.32)    (5.35)    (6.26)    (4.06)
                                                            -------       --------      -------   -------   -------   -------
Net asset value, end of period                               $10.81         $13.02       $13.83    $22.30    $21.78    $21.74
                                                            =======       ========      =======   =======   =======   =======
TOTAL RETURN(2)                                             (16.95%)        (5.86%)     (25.59%)   31.68%    36.91%     0.80%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                    $26,002        $37,750      $40,645   $56,771   $40,760   $16,987
Ratio of expenses to average net assets before waivers
  and reimbursements                                          1.89%          1.86% (3)    1.83%     1.82%     1.85%     1.88%
Ratio of expenses to average net assets after waivers
  and reimbursements                                          1.89%          1.86% (3)    1.83%     1.82%     1.85%     1.88%
Ratio of net investment income (loss) to average net
  assets                                                     (1.03%)        (1.09%)(3)   (0.91%)   (1.04%)   (0.83%)   (1.03%)
Portfolio turnover rate(4)                                     107%            13%         161%      165%      177%       71%


(1) For the two-month period ended October 31, 2001.

(2) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net assets value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(3) Annualized.

(4) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of the shares issued.


THE HARTFORD GROWTH OPPORTUNITIES FUND -- CLASS L

(formerly Fortis Growth Fund -- Class A)


                                                                                                YEAR ENDED AUGUST 31
                                                       YEAR ENDED:   PERIOD ENDED:   -------------------------------------------
                                                       10/31/2002    10/31/2001(1)     2001        2000        1999       1998
CLASS L -- PERIOD ENDED:                               -----------   -------------   --------   ----------   --------   --------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                      $19.21         $21.62        $45.45       $30.80     $29.78     $37.32
Income from investment operations:
Net investment income (loss)                               (0.13)         (0.11)        (0.30)       (0.20)     (0.13)     (0.11)
Net realized and unrealized gain (loss) on
  investments                                              (3.54)         (2.30)       (14.98)       21.70      10.72      (3.59)
                                                        --------       --------      --------   ----------   --------   --------
Total from investment operations                           (3.67)         (2.41)       (15.28)       21.50      10.59      (3.70)
Less distributions:
  Dividends from net investment income                      0.00           0.00          0.00         0.00       0.00       0.00
  Distributions from capital gains                         (0.21)          0.00         (8.55)       (6.85)     (9.57)     (3.84)
  Return of capital                                         0.00           0.00          0.00         0.00       0.00       0.00
                                                        --------       --------      --------   ----------   --------   --------
Total distributions                                        (0.21)          0.00         (8.55)       (6.85)     (9.57)     (3.84)
                                                        --------       --------      --------   ----------   --------   --------
Net asset value, end of period                            $15.33         $19.21        $21.62       $45.45     $30.80     $29.78
                                                        ========       ========      ========   ==========   ========   ========
TOTAL RETURN(2)                                          (19.36%)       (11.15%)      (38.44%)      82.06%     40.00%    (10.59%)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                $412,454       $593,267      $681,941   $1,203,376   $734,282   $581,819
Ratio of expenses to average net assets before
  waivers and reimbursements                               1.10%          1.08% (3)     1.04%        1.04%      1.06%      1.05%
Ratio of expenses to average net assets after waivers
  and reimbursements                                       1.10%          1.08% (3)     1.04%        1.04%      1.06%      1.05%
Ratio of net investment income (loss) to average net
  assets                                                  (0.67%)        (0.52%)(3)    (0.40%)      (0.54%)    (0.44%)    (0.29%)
Portfolio turnover rate(4)                                  182%            28%          198%         140%       166%        61%


(1) For the two-month period ended October 31, 2001.

(2) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charge were taken into account.

(3) Annualized.

(4) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.


THE HARTFORD MUTUAL FUNDS                                                     41

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

THE HARTFORD GROWTH OPPORTUNITIES FUND -- CLASS M

(formerly Fortis Growth Fund -- Class B)


                                                                                                YEAR ENDED AUGUST 31
                                                          YEAR ENDED:   PERIOD ENDED:   -------------------------------------
                                                          10/31/2002    10/31/2001(1)    2001      2000      1999      1998
CLASS M -- PERIOD ENDED:                                  -----------   -------------   -------   -------   -------   -------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                         $17.33         $19.53       $42.31    $29.26    $28.85    $36.53
Income from investment operations:
Net investment income (loss)                                  (0.28)         (0.12)       (0.70)    (0.30)    (0.74)    (0.25)
Net realized and unrealized gain (loss) on investments        (3.13)         (2.08)      (13.53)    20.20     10.72     (3.59)
                                                            -------       --------      -------   -------   -------   -------
Total from investment operations                              (3.41)         (2.20)      (14.23)    19.90      9.98     (3.84)
Less distributions:
  Dividends from net investment income                         0.00           0.00         0.00      0.00      0.00      0.00
  Distributions from capital gains                            (0.21)          0.00        (8.55)    (6.85)    (9.57)    (3.84)
  Return of capital                                            0.00           0.00         0.00      0.00      0.00      0.00
                                                            -------       --------      -------   -------   -------   -------
Total distributions                                           (0.21)          0.00        (8.55)    (6.85)    (9.57)    (3.84)
                                                            -------       --------      -------   -------   -------   -------
Net asset value, end of period                               $13.71         $17.33       $19.53    $42.31    $29.26    $28.85
                                                            =======       ========      =======   =======   =======   =======
TOTAL RETURN(2)                                             (19.97%)       (11.26%)     (38.90%)   80.70%    38.98%   (11.25%)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                    $20,163        $27,013      $30,268   $43,250   $20,236   $12,417
Ratio of expenses to average net assets before waivers
  and reimbursements                                          1.85%          1.83% (3)    1.79%     1.79%     1.81%     1.80%
Ratio of expenses to average net assets after waivers
  and reimbursements                                          1.85%          1.83% (3)    1.79%     1.79%     1.81%     1.80%
Ratio of net investment income (loss) to average net
  assets                                                     (1.42%)        (1.27%)(3)   (1.15%)   (1.29%)   (1.19%)   (1.04%)
Portfolio turnover rate(4)                                     182%            28%         198%      140%      166%       61%


(1) For the two-month period ended October 31, 2001.

(2) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charge were taken into account.

(3) Annualized.

(4) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.


THE HARTFORD GROWTH OPPORTUNITIES FUND -- CLASS N

(formerly Fortis Growth Fund -- Class C)


                                                                                               YEAR ENDED AUGUST 31
                                                         YEAR ENDED:   PERIOD ENDED:   -------------------------------------
                                                         10/31/2002    10/31/2001(1)    2001      2000      1999      1998
CLASS N -- PERIOD ENDED:                                 -----------   -------------   -------   -------   -------   -------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                        $17.34         $19.53       $42.32    $29.26    $28.85    $36.52
Income from investment operations:
Net investment income (loss)                                 (0.34)         (0.11)       (0.71)    (0.30)    (0.74)    (0.24)
Net realized and unrealized gain (loss) on investments       (3.08)         (2.08)      (13.53)    20.21     10.72     (3.59)
                                                           -------       --------      -------   -------   -------   -------
Total from investment operations                             (3.42)         (2.19)      (14.24)    19.91      9.98     (3.83)
Less distributions:
  Dividends from net investment income                        0.00           0.00         0.00      0.00      0.00      0.00
  Distributions from capital gains                           (0.21)          0.00        (8.55)    (6.85)    (9.57)    (3.84)
  Return of capital                                           0.00           0.00         0.00      0.00      0.00      0.00
                                                           -------       --------      -------   -------   -------   -------
Total distributions                                          (0.21)          0.00        (8.55)    (6.85)    (9.57)    (3.84)
                                                           -------       --------      -------   -------   -------   -------
Net asset value, end of period                              $13.71         $17.34       $19.53    $42.32    $29.26    $28.85
                                                           =======       ========      =======   =======   =======   =======
TOTAL RETURN(2)                                            (20.01%)       (11.21%)     (38.92%)   80.74%    38.98%   (11.22%)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                    $4,172         $6,131       $6,866   $10,352    $4,629    $2,738
Ratio of expenses to average net assets before waivers
  and reimbursements                                         1.85%          1.83% (3)    1.79%     1.79%     1.81%     1.80%
Ratio of expenses to average net assets after waivers
  and reimbursements                                         1.85%          1.83% (3)    1.79%     1.79%     1.81%     1.80%
Ratio of net investment income (loss) to average net
  assets                                                    (1.42%)        (1.27%)(3)   (1.15%)   (1.29%)   (1.19%)   (1.04%)
Portfolio turnover rate(4)                                    182%            28%         198%      140%      166%       61%


(1) For the two-month period ended October 31, 2001.

(2) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charge were taken into account.

(3) Annualized.

(4) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.


 42                                                    THE HARTFORD MUTUAL FUNDS

                                                            FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

THE HARTFORD GROWTH OPPORTUNITIES FUND -- CLASS H

(formerly Fortis Growth Fund -- Class H)


                                                                                               YEAR ENDED AUGUST 31
                                                        YEAR ENDED:   PERIOD ENDED:   ---------------------------------------
                                                        10/31/2002    10/31/2001(1)     2001      2000      1999       1998
CLASS H -- PERIOD ENDED:                                -----------   -------------   --------   -------   -------   --------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                       $17.36         $19.55        $42.35    $29.28    $28.86     $36.54
Income from investment operations:
Net investment income (loss)                                (0.32)         (0.11)        (0.70)    (0.30)    (0.73)     (0.25)
Net realized and unrealized gain (loss) on investments      (3.10)         (2.08)       (13.55)    20.22     10.72      (3.59)
                                                         --------       --------      --------   -------   -------   --------
Total from investment operations                            (3.42)         (2.19)       (14.25)    19.92      9.99      (3.84)
Less distributions:
  Dividends from net investment income                       0.00           0.00          0.00      0.00      0.00       0.00
  Distributions from capital gains                          (0.21)          0.00         (8.55)    (6.85)    (9.57)     (3.84)
  Return of capital                                          0.00           0.00          0.00      0.00      0.00       0.00
                                                         --------       --------      --------   -------   -------   --------
Total distributions                                         (0.21)          0.00         (8.55)    (6.85)    (9.57)     (3.84)
                                                         --------       --------      --------   -------   -------   --------
Net asset value, end of period                             $13.73         $17.36        $19.55    $42.35    $29.28     $28.86
                                                         ========       ========      ========   =======   =======   ========
TOTAL RETURN(2)                                           (19.99%)       (11.20%)      (38.91%)   80.72%    39.00%    (11.25%)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                  $39,151        $54,539       $61,764   $97,410   $50,547    $34,453
Ratio of expenses to average net assets before waivers
  and reimbursements                                        1.85%          1.83% (3)     1.79%     1.79%     1.81%      1.80%
Ratio of expenses to average net assets after waivers
  and reimbursements                                        1.85%          1.83% (3)     1.79%     1.79%     1.81%      1.80%
Ratio of net investment income (loss) to average net
  assets                                                   (1.42%)        (1.27%)(3)    (1.15%)   (1.29%)   (1.19%)    (1.04%)
Portfolio turnover rate(4)                                   182%            28%          198%      140%      166%        61%


(1) For the two-month period ended October 31, 2001.

(2) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charge were taken into account.

(3) Annualized.

(4) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.


THE HARTFORD GROWTH OPPORTUNITIES FUND -- CLASS Z

(formerly Fortis Growth Fund -- Class Z)


                                                                                               YEAR ENDED AUGUST 31
                                                       YEAR ENDED:   PERIOD ENDED:   -----------------------------------------
                                                       10/31/2002    10/31/2001(1)     2001       2000       1999       1998
CLASS Z -- PERIOD ENDED:                               -----------   -------------   --------   --------   --------   --------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                      $19.77         $22.24        $46.35     $31.23     $30.00     $37.47
Income from investment operations:
Net investment income (loss)                                0.72          (0.10)        (0.15)     (0.16)     (0.06)     (0.04)
Net realized and unrealized gain (loss) on
  investments                                              (4.41)         (2.37)       (15.41)     22.13      10.86      (3.59)
                                                        --------       --------      --------   --------   --------   --------
Total from investment operations                           (3.69)         (2.47)       (15.56)     21.97      10.80      (3.63)
Less distributions:
  Dividends from net investment income                      0.00           0.00          0.00       0.00       0.00       0.00
  Distributions from capital gains                         (0.21)          0.00         (8.55)     (6.85)     (9.57)     (3.84)
  Return of capital                                         0.00           0.00          0.00       0.00       0.00       0.00
                                                        --------       --------      --------   --------   --------   --------
Total distributions                                        (0.21)          0.00         (8.55)     (6.85)     (9.57)     (3.84)
                                                        --------       --------      --------   --------   --------   --------
Net asset value, end of period                            $15.87         $19.77        $22.24     $46.35     $31.23     $30.00
                                                        ========       ========      ========   ========   ========   ========
TOTAL RETURN(2)                                          (18.90%)       (11.11%)      (38.26%)    82.51%     40.49%    (10.34%)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                 $26,842        $94,961      $110,221   $231,410   $119,548    $95,370
Ratio of expenses to average net assets before
  waivers and reimbursements                               0.84%          0.83% (3)     0.79%      0.79%      0.81%      0.80%
Ratio of expenses to average net assets after waivers
  and reimbursements                                       0.84%          0.83% (3)     0.79%      0.79%      0.81%      0.80%
Ratio of net investment income (loss) to average net
  assets                                                  (0.43%)        (0.27%)(3)    (0.15%)    (0.29%)    (0.19%)    (0.04%)
Portfolio turnover rate(4)                                  182%            28%          198%       140%       166%        61%


(1) For the two-month period ended October 31, 2001.

(2) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charge were taken into account.

(3) Annualized.

(4) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.


THE HARTFORD MUTUAL FUNDS                                                     43

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

THE HARTFORD SMALLCAP GROWTH FUND -- CLASS L

(formerly Fortis Capital Appreciation Portfolio -- Class A)


                                                                                               YEAR ENDED AUGUST 31
                                                       YEAR ENDED:   PERIOD ENDED:   -----------------------------------------
                                                       10/31/2002    10/31/2001(1)     2001       2000       1999       1998
CLASS L -- PERIOD ENDED:                               -----------   -------------   --------   --------   --------   --------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                      $19.04         $21.24        $60.44     $36.04     $26.42     $30.60
Income from investment operations:
Net investment income (loss)                               (0.20)         (0.03)        (0.17)     (0.44)     (0.30)     (0.35)
Net realized and unrealized gain (loss) on
  investments                                              (2.95)         (2.17)       (26.04)     35.42      18.42      (3.83)
                                                        --------       --------      --------   --------   --------   --------
Total from investment operations                           (3.15)         (2.20)       (26.21)     34.98      18.12      (4.18)
Less distributions:
  Dividends from net investment income                      0.00           0.00          0.00       0.00       0.00       0.00
  Distributions from capital gains                         (0.33)          0.00        (12.99)    (10.58)     (8.50)      0.00
  Return of capital                                         0.00           0.00          0.00       0.00       0.00       0.00
                                                        --------       --------      --------   --------   --------   --------
Total distributions                                        (0.33)          0.00        (12.99)    (10.58)     (8.50)      0.00
                                                        --------       --------      --------   --------   --------   --------
Net asset value, end of period                            $15.56         $19.04        $21.24     $60.44     $36.04     $26.42
                                                        ========       ========      ========   ========   ========   ========
TOTAL RETURN(2)                                          (16.92%)       (10.36%)      (50.60%)   115.84%     80.27%    (13.66%)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                 $86,414       $121,440      $138,175   $314,326   $147,346    $79,813
Ratio of expenses to average net assets before
  waivers and reimbursements                               1.50%          1.50% (3)     1.39%      1.35%      1.50%      1.52%
Ratio of expenses to average net assets after waivers
  and reimbursements                                       1.45%          1.50% (3)     1.39%      1.35%      1.50%      1.52%
Ratio of net investment income (loss) to average net
  assets                                                  (1.06%)        (1.02%)(3)    (0.57%)    (0.94%)    (1.08%)    (0.97%)
Portfolio turnover rate(4)                                   93%            17%          151%       212%       271%        47%


(1) For the two-month period ended October 31, 2001.

(2) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charge were taken into account.

(3) Annualized.

(4) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.


THE HARTFORD SMALLCAP GROWTH FUND -- CLASS M

(formerly Fortis Capital Appreciation Portfolio -- Class B)


                                                                                               YEAR ENDED AUGUST 31
                                                       YEAR ENDED:   PERIOD ENDED:   ----------------------------------------
                                                       10/31/2002    10/31/2001(1)     2001       2000      1999       1998
CLASS M -- PERIOD ENDED:                               -----------   -------------   --------   --------   -------   --------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                      $17.70         $19.76        $57.66     $34.91    $25.90     $30.16
Income from investment operations:
Net investment income (loss)                               (0.33)         (0.04)        (0.68)     (0.47)    (0.91)     (0.43)
Net realized and unrealized gain (loss) on
  investments                                              (2.68)         (2.02)       (24.23)     33.80     18.42      (3.83)
                                                        --------       --------      --------   --------   -------   --------
Total from investment operations                           (3.01)         (2.06)       (24.91)     33.33     17.51      (4.26)
Less distributions:
  Dividends from net investment income                      0.00           0.00          0.00       0.00      0.00       0.00
  Distributions from capital gains                         (0.33)          0.00        (12.99)    (10.58)    (8.50)      0.00
  Return of capital                                         0.00           0.00          0.00       0.00      0.00       0.00
                                                        --------       --------      --------   --------   -------   --------
Total distributions                                        (0.33)          0.00        (12.99)    (10.58)    (8.50)      0.00
                                                        --------       --------      --------   --------   -------   --------
Net asset value, end of period                            $14.36         $17.70        $19.76     $57.66    $34.91     $25.90
                                                        ========       ========      ========   ========   =======   ========
TOTAL RETURN(2)                                          (17.42%)       (10.43%)      (50.84%)   114.66%    79.35%    (14.12%)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                 $13,714        $18,115       $20,522    $38,246   $11,426     $5,849
Ratio of expenses to average net assets before
  waivers and reimbursements                               2.05%          2.05% (3)     1.94%      1.90%     2.05%      2.07%
Ratio of expenses to average net assets after waivers
  and reimbursements                                       2.05%          2.05% (3)     1.94%      1.90%     2.05%      2.07%
Ratio of net investment income (loss) to average net
  assets                                                  (1.65%)        (1.57%)(3)    (1.12%)    (1.49%)   (1.63%)    (1.52%)
Portfolio turnover rate(4)                                   93%            17%          151%       212%      271%        47%


(1) For the two-month period ended October 31, 2001.

(2) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charge were taken into account.

(3) Annualized.

(4) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.


 44                                                    THE HARTFORD MUTUAL FUNDS

                                                            FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

THE HARTFORD SMALLCAP GROWTH FUND -- CLASS N

(formerly Fortis Capital Appreciation Portfolio -- Class C)


                                                                                              YEAR ENDED AUGUST 31
                                                       YEAR ENDED:   PERIOD ENDED:   --------------------------------------
                                                       10/31/2002    10/31/2001(1)    2001       2000      1999      1998
CLASS N -- PERIOD ENDED:                               -----------   -------------   -------   --------   -------   -------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                      $17.71         $19.77       $57.71     $34.94    $25.92    $30.18
Income from investment operations:
Net investment income (loss)                               (0.34)         (0.04)       (0.71)     (0.47)    (0.90)    (0.43)
Net realized and unrealized gain (loss) on
  investments                                              (2.67)         (2.02)      (24.24)     33.82     18.42     (3.83)
                                                         -------       --------      -------   --------   -------   -------
Total from investment operations                           (3.01)         (2.06)      (24.95)     33.35     17.52     (4.26)
Less distributions:
  Dividends from net investment income                      0.00           0.00         0.00       0.00      0.00      0.00
  Distributions from capital gains                         (0.33)          0.00       (12.99)    (10.58)    (8.50)     0.00
  Return of capital                                         0.00           0.00         0.00       0.00      0.00      0.00
                                                         -------       --------      -------   --------   -------   -------
Total distributions                                        (0.33)          0.00       (12.99)    (10.58)    (8.50)     0.00
                                                         -------       --------      -------   --------   -------   -------
Net asset value, end of period                            $14.37         $17.71       $19.77     $57.71    $34.94    $25.92
                                                         =======       ========      =======   ========   =======   =======
TOTAL RETURN(2)                                          (17.41%)       (10.42%)     (50.87%)   114.60%    79.33%   (14.12%)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                  $4,757         $6,495       $7,278    $14,300    $3,612    $1,794
Ratio of expenses to average net assets before
  waivers and reimbursements                               2.05%          2.05% (3)    1.94%      1.90%     2.05%     2.07%
Ratio of expenses to average net assets after waivers
  and reimbursements                                       2.05%          2.05% (3)    1.94%      1.90%     2.05%     2.07%
Ratio of net investment income (loss) to average net
  assets                                                  (1.65%)        (1.57%)(3)   (1.12%)    (1.49%)   (1.63%)   (1.52%)
Portfolio turnover rate(4)                                   93%            17%         151%       212%      271%       47%


(1) For the two-month period ended October 31, 2001.

(2) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charge were taken into account.

(3) Annualized.

(4) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.


THE HARTFORD SMALLCAP GROWTH FUND -- CLASS H

(formerly Fortis Capital Appreciation Portfolio -- Class H)


                                                                                               YEAR ENDED AUGUST 31
                                                       YEAR ENDED:   PERIOD ENDED:   ----------------------------------------
                                                       10/31/2002    10/31/2001(1)     2001       2000      1999       1998
CLASS H -- PERIOD ENDED:                               -----------   -------------   --------   --------   -------   --------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                      $17.71         $19.77        $57.72     $34.94    $25.92     $30.18
Income from investment operations:
Net investment income (loss)                               (0.36)         (0.04)        (0.72)     (0.47)    (0.90)     (0.43)
Net realized and unrealized gain (loss) on
  investments                                              (2.65)         (2.02)       (24.24)     33.83     18.42      (3.83)
                                                        --------       --------      --------   --------   -------   --------
Total from investment operations                           (3.01)         (2.06)       (24.96)     33.36     17.52      (4.26)
Less distributions:
  Dividends from net investment income                      0.00           0.00          0.00       0.00      0.00       0.00
  Distributions from capital gains                         (0.33)          0.00        (12.99)    (10.58)    (8.50)      0.00
  Return of capital                                         0.00           0.00          0.00       0.00      0.00       0.00
                                                        --------       --------      --------   --------   -------   --------
Total distributions                                        (0.33)          0.00        (12.99)    (10.58)    (8.50)      0.00
                                                        --------       --------      --------   --------   -------   --------
Net asset value, end of period                            $14.37         $17.71        $19.77     $57.72    $34.94     $25.92
                                                        ========       ========      ========   ========   =======   ========
TOTAL RETURN(2)                                          (17.41%)       (10.42%)      (50.88%)   114.64%    79.33%    (14.12%)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                 $16,675        $23,059       $26,051    $50,558   $20,755    $11,933
Ratio of expenses to average net assets before
  waivers and reimbursements                               2.05%          2.05% (3)     1.94%      1.90%     2.05%      2.07%
Ratio of expenses to average net assets after waivers
  and reimbursements                                       2.05%          2.05% (3)     1.94%      1.90%     2.05%      2.07%
Ratio of net investment income (loss) to average net
  assets                                                  (1.65%)        (1.57%)(3)    (1.12%)    (1.49%)   (1.63%)    (1.52%)
Portfolio turnover rate(4)                                   93%            17%          151%       212%      271%        47%


(1) For the two-month period ended October 31, 2001.

(2) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charge were taken into account.

(3) Annualized.

(4) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.


THE HARTFORD MUTUAL FUNDS                                                     45

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

THE HARTFORD TAX-FREE MINNESOTA FUND -- CLASS E

(formerly Fortis Tax-Free Minnesota Portfolio -- Class E)


                                                                                                YEAR ENDED SEPTEMBER 30
                                                           YEAR ENDED:   PERIOD ENDED:   -------------------------------------
                                                           10/31/2002    10/31/2001(1)    2001      2000      1999      1998
CLASS E -- PERIOD ENDED:                                   -----------   -------------   -------   -------   -------   -------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                          $10.45         $10.35        $9.91     $9.94    $10.77    $10.46
Income from investment operations:
Net investment income (loss)                                    0.40           0.04         0.48      0.51      0.50      0.52
Net realized and unrealized gain (loss) on investments          0.07           0.10         0.45     (0.04)    (0.67)     0.32
                                                             -------        -------      -------   -------   -------   -------
Total from investment operations                                0.47           0.14         0.93      0.47     (0.17)     0.84
Less distributions:
  Dividends from net investment income                         (0.39)         (0.04)       (0.49)    (0.50)    (0.49)    (0.52)
  Distributions from capital gains                              0.00           0.00         0.00      0.00     (0.17)    (0.01)
  Return of capital                                             0.00           0.00         0.00      0.00      0.00      0.00
                                                             -------        -------      -------   -------   -------   -------
Total distributions                                            (0.39)         (0.04)       (0.49)    (0.50)    (0.66)    (0.53)
                                                             -------        -------      -------   -------   -------   -------
Net asset value, end of period                                $10.53         $10.45       $10.35     $9.91     $9.94    $10.77
                                                             =======        =======      =======   =======   =======   =======
TOTAL RETURN(2)                                                4.58%          1.33%        9.58%     4.87%    (1.71%)    8.25%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                     $31,414        $32,533      $32,259   $33,088   $37,396   $42,170
Ratio of expenses to average net assets before waivers
  and reimbursements                                           0.79%          0.84% (3)    0.85%     0.86%     0.86%     0.91%
Ratio of expenses to average net assets after waivers and
  reimbursements                                               0.79%          0.84% (3)    0.85%     0.86%     0.86%     0.91%
Ratio of net investment income (loss) to average net
  assets                                                       3.81%          4.28% (3)    4.70%     5.12%     4.73%     4.94%
Portfolio turnover rate(4)                                       36%             0%          18%       56%       55%       55%


(1) For the one-month period ended October 31, 2001.

(2) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charge were taken into account.

(3) Annualized.

(4) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.


THE HARTFORD TAX-FREE MINNESOTA FUND -- CLASS L

(formerly Fortis Tax-Free Minnesota Portfolio -- Class A)


                                                                                              YEAR ENDED SEPTEMBER 30
                                                          YEAR ENDED:   PERIOD ENDED:   ------------------------------------
                                                          10/31/2002    10/31/2001(1)    2001      2000     1999      1998
CLASS L -- PERIOD ENDED:                                  -----------   -------------   -------   ------   -------   -------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                         $10.42         $10.31        $9.88    $9.91    $10.74    $10.43
Income from investment operations:
Net investment income (loss)                                   0.37           0.04         0.45     0.48      0.47      0.49
Net realized and unrealized gain (loss) on investments         0.06           0.11         0.45    (0.04)    (0.67)     0.32
                                                            -------       --------      -------   ------   -------   -------
Total from investment operations                               0.43           0.15         0.90     0.44     (0.20)     0.81
Less distributions:
  Dividends from net investment income                        (0.36)         (0.04)       (0.47)   (0.47)    (0.46)    (0.49)
  Distributions from capital gains                             0.00           0.00         0.00     0.00     (0.17)    (0.01)
  Return of capital                                            0.00           0.00         0.00     0.00      0.00      0.00
                                                            -------       --------      -------   ------   -------   -------
Total distributions                                           (0.36)         (0.04)       (0.47)   (0.47)    (0.63)    (0.50)
                                                            -------       --------      -------   ------   -------   -------
Net asset value, end of period                               $10.49         $10.42       $10.31    $9.88     $9.91    $10.74
                                                            =======       ========      =======   ======   =======   =======
TOTAL RETURN(2)                                               4.22%          1.41%        9.24%    4.63%    (1.94%)    8.13%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                     $3,344         $3,543       $3,570   $3,454    $3,240    $3,170
Ratio of expenses to average net assets before waivers
  and reimbursements                                          1.04%          1.09% (3)    1.10%    1.11%     1.11%     1.16%
Ratio of expenses to average net assets after waivers
  and reimbursements                                          1.04%          1.09% (3)    1.10%    1.11%     1.11%     1.16%
Ratio of net investment income (loss) to average net
  assets                                                      3.56%          4.03% (3)    4.45%    4.87%     4.48%     4.69%
Portfolio turnover rate(4)                                      36%             0%          18%      56%       55%       55%


(1) For the one-month period ended October 31, 2001.

(2) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charge were taken into account.

(3) Annualized.

(4) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.


 46                                                    THE HARTFORD MUTUAL FUNDS

                                                            FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

THE HARTFORD TAX-FREE MINNESOTA FUND -- CLASS M

(formerly Fortis Tax-Free Minnesota Portfolio -- Class B)


                                                                                             YEAR ENDED SEPTEMBER 30
                                                         YEAR ENDED:   PERIOD ENDED:   ------------------------------------
                                                         10/31/2002    10/31/2001(1)    2001      2000     1999      1998
CLASS M -- PERIOD ENDED:                                 -----------   -------------   -------   ------   -------   -------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                        $10.42         $10.31        $9.88    $9.90    $10.73    $10.42
Income from investment operations:
Net investment income (loss)                                  0.29           0.03         0.38     0.42      0.39      0.41
Net realized and unrealized gain (loss) on investments        0.06           0.11         0.44    (0.04)    (0.67)     0.32
                                                           -------       --------      -------   ------   -------   -------
Total from investment operations                              0.35           0.14         0.82     0.38     (0.28)     0.73
Less distributions:
  Dividends from net investment income                       (0.28)         (0.03)       (0.39)   (0.40)    (0.38)    (0.41)
  Distributions from capital gains                            0.00           0.00         0.00     0.00     (0.17)    (0.01)
  Return of capital                                           0.00           0.00         0.00     0.00      0.00      0.00
                                                           -------       --------      -------   ------   -------   -------
Total distributions                                          (0.28)         (0.03)       (0.39)   (0.40)    (0.55)    (0.42)
                                                           -------       --------      -------   ------   -------   -------
Net asset value, end of period                              $10.49         $10.42       $10.31    $9.88     $9.90    $10.73
                                                           =======       ========      =======   ======   =======   =======
TOTAL RETURN(2)                                              3.46%          1.35%        8.45%    3.96%    (2.73%)    7.18%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                      $562           $772         $789     $829      $860    $1,271
Ratio of expenses to average net assets before waivers
  and reimbursements                                         1.79%          1.84% (3)    1.85%    1.86%     1.86%     1.91%
Ratio of expenses to average net assets after waivers
  and reimbursements                                         1.79%          1.84% (3)    1.85%    1.86%     1.86%     1.91%
Ratio of net investment income (loss) to average net
  assets                                                     2.81%          3.28% (3)    3.70%    4.12%     3.73%     3.94%
Portfolio turnover rate(4)                                     36%             0%          18%      56%       55%       55%


(1) For the one-month period ended October 31, 2001.

(2) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charge were taken into account.

(3) Annualized.

(4) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.


THE HARTFORD TAX-FREE MINNESOTA FUND -- CLASS N

(formerly Fortis Tax-Free Minnesota Portfolio -- Class C)


                                                                                             YEAR ENDED SEPTEMBER 30
                                                         YEAR ENDED:   PERIOD ENDED:   ------------------------------------
                                                         10/31/2002    10/31/2001(1)    2001      2000     1999      1998
CLASS N -- PERIOD ENDED:                                 -----------   -------------   -------   ------   -------   -------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                        $10.44         $10.34        $9.90    $9.93    $10.73    $10.44
Income from investment operations:
Net investment income (loss)                                  0.29           0.03         0.38     0.41      0.42      0.39
Net realized and unrealized gain (loss) on investments        0.06           0.10         0.45    (0.04)    (0.67)     0.32
                                                           -------       --------      -------   ------   -------   -------
Total from investment operations                              0.35           0.13         0.83     0.37     (0.25)     0.71
Less distributions:
  Dividends from net investment income                       (0.28)         (0.03)       (0.39)   (0.40)    (0.38)    (0.41)
  Distributions from capital gains                            0.00           0.00         0.00     0.00     (0.17)    (0.01)
  Return of capital                                           0.00           0.00         0.00     0.00      0.00      0.00
                                                           -------       --------      -------   ------   -------   -------
Total distributions                                          (0.28)         (0.03)       (0.39)   (0.40)    (0.55)    (0.42)
                                                           -------       --------      -------   ------   -------   -------
Net asset value, end of period                              $10.51         $10.44       $10.34    $9.90     $9.93    $10.73
                                                           =======       ========      =======   ======   =======   =======
TOTAL RETURN(2)                                              3.46%          1.25%        8.55%    3.84%    (2.45%)    6.97%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                      $203           $203         $200     $255      $247      $194
Ratio of expenses to average net assets before waivers
  and reimbursements                                         1.79%          1.84% (3)    1.85%    1.86%     1.86%     1.91%
Ratio of expenses to average net assets after waivers
  and reimbursements                                         1.79%          1.84% (3)    1.85%    1.86%     1.86%     1.91%
Ratio of net investment income (loss) to average net
  assets                                                     2.81%          3.28% (3)    3.70%    4.12%     3.73%     3.94%
Portfolio turnover rate(4)                                     36%             0%          18%      56%       55%       55%


(1) For the one-month period ended October 31, 2001.

(2) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charge were taken into account.

(3) Annualized.

(4) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.


THE HARTFORD MUTUAL FUNDS                                                     47

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

THE HARTFORD TAX-FREE MINNESOTA FUND -- CLASS H

(formerly Fortis Tax-Free Minnesota Portfolio -- Class H)


                                                                                              YEAR ENDED SEPTEMBER 30
                                                          YEAR ENDED:   PERIOD ENDED:   ------------------------------------
                                                          10/31/2002    10/31/2001(1)    2001      2000     1999      1998
CLASS H -- PERIOD ENDED:                                  -----------   -------------   -------   ------   -------   -------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                         $10.44         $10.34        $9.91    $9.93    $10.76    $10.44
Income from investment operations:
Net investment income (loss)                                   0.29           0.03         0.38     0.42      0.39      0.42
Net realized and unrealized gain (loss) on investments         0.07           0.10         0.44    (0.04)    (0.67)     0.32
                                                            -------       --------      -------   ------   -------   -------
Total from investment operations                               0.36           0.13         0.82     0.38     (0.28)     0.74
Less distributions:
  Dividends from net investment income                        (0.28)         (0.03)       (0.39)   (0.40)    (0.38)    (0.41)
  Distributions from capital gains                             0.00           0.00         0.00     0.00     (0.17)    (0.01)
  Return of capital                                            0.00           0.00         0.00     0.00      0.00      0.00
                                                            -------       --------      -------   ------   -------   -------
Total distributions                                           (0.28)         (0.03)       (0.39)   (0.40)    (0.55)    (0.42)
                                                            -------       --------      -------   ------   -------   -------
Net asset value, end of period                               $10.52         $10.44       $10.34    $9.91     $9.93    $10.76
                                                            =======       ========      =======   ======   =======   =======
TOTAL RETURN(2)                                               3.56%          1.25%        8.43%    3.95%    (2.73%)    7.26%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                       $577         $1,094       $1,086   $1,076    $1,401    $1,458
Ratio of expenses to average net assets before waivers
  and reimbursements                                          1.81%          1.84% (3)    1.85%    1.86%     1.86%     1.91%
Ratio of expenses to average net assets after waivers
  and reimbursements                                          1.81%          1.84% (3)    1.85%    1.86%     1.86%     1.91%
Ratio of net investment income (loss) to average net
  assets                                                      2.81%          3.28% (3)    3.70%    4.12%     3.73%     3.94%
Portfolio turnover rate(4)                                      36%             0%          18%      56%       55%       55%


(1) For the one-month period ended October 31, 2001.

(2) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charge were taken into account.

(3) Annualized.

(4) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.


THE HARTFORD TAX-FREE NATIONAL FUND -- CLASS E

(formerly Fortis Tax-Free National Portfolio -- Class E)


                                                                                                YEAR ENDED SEPTEMBER 30
                                                           YEAR ENDED:   PERIOD ENDED:   -------------------------------------
                                                           10/31/2002    10/31/2001(1)    2001      2000      1999      1998
CLASS E -- PERIOD ENDED:                                   -----------   -------------   -------   -------   -------   -------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                          $11.18         $11.07       $10.52    $10.49    $11.38    $11.07
Income from investment operations:
Net investment income (loss)                                    0.41           0.04         0.49      0.52      0.50      0.52
Net realized and unrealized gain (loss) on investments          0.12           0.11         0.56      0.02     (0.78)     0.34
                                                             -------        -------      -------   -------   -------   -------
Total from investment operations                                0.53           0.15         1.05      0.54     (0.28)     0.86
Less distributions:
  Dividends from net investment income                         (0.40)         (0.04)       (0.50)    (0.51)    (0.49)    (0.51)
  Distributions from capital gains                             (0.04)          0.00         0.00      0.00     (0.12)    (0.04)
  Return of capital                                             0.00           0.00         0.00      0.00      0.00      0.00
                                                             -------        -------      -------   -------   -------   -------
Total distributions                                            (0.44)         (0.04)       (0.50)    (0.51)    (0.61)    (0.55)
                                                             -------        -------      -------   -------   -------   -------
Net asset value, end of period                                $11.27         $11.18       $11.07    $10.52    $10.49    $11.38
                                                             =======        =======      =======   =======   =======   =======
TOTAL RETURN(2)                                                4.93%          1.35%       10.18%     5.33%    (2.56%)    7.97%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                     $39,423        $42,441      $42,331   $42,212   $47,140   $56,959
Ratio of expenses to average net assets before waivers
  and reimbursements                                           0.94%          0.95% (3)    0.97%     0.96%     0.94%     0.98%
Ratio of expenses to average net assets after waivers and
  reimbursements                                               0.94%          0.95% (3)    0.97%     0.96%     0.94%     0.98%
Ratio of net investment income (loss) to average net
  assets                                                       3.70%          4.21% (3)    4.49%     4.96%     4.56%     4.65%
Portfolio turnover rate(4)                                       47%             0%          28%       64%       89%       74%


(1) For the one-month period ended October 31, 2001.

(2) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charge were taken into account.

(3) Annualized.

(4) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.


 48                                                    THE HARTFORD MUTUAL FUNDS

                                                            FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

THE HARTFORD TAX-FREE NATIONAL FUND -- CLASS L

(formerly Fortis Tax-Free National Portfolio -- Class A)


                                                                                             YEAR ENDED SEPTEMBER 30
                                                        YEAR ENDED:   PERIOD ENDED:   -------------------------------------
                                                        10/31/2002    10/31/2001(1)    2001      2000      1999      1998
CLASS L -- PERIOD ENDED:                                -----------   -------------   -------   -------   -------   -------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                       $11.16         $11.05       $10.50    $10.47    $11.37    $11.06
Income from investment operations:
Net investment income (loss)                                 0.39           0.04         0.46      0.50      0.47      0.50
Net realized and unrealized gain (loss) on investments       0.12           0.11         0.56      0.02     (0.78)     0.34
                                                          -------       --------      -------   -------   -------   -------
Total from investment operations                             0.51           0.15         1.02      0.52     (0.31)     0.84
Less distributions:
  Dividends from net investment income                      (0.38)         (0.04)       (0.47)    (0.49)    (0.47)    (0.49)
  Distributions from capital gains                          (0.04)          0.00         0.00      0.00     (0.12)    (0.04)
  Return of capital                                          0.00           0.00         0.00      0.00      0.00      0.00
                                                          -------       --------      -------   -------   -------   -------
Total distributions                                         (0.42)         (0.04)       (0.47)    (0.49)    (0.59)    (0.53)
                                                          -------       --------      -------   -------   -------   -------
Net asset value, end of period                             $11.25         $11.16       $11.05    $10.50    $10.47    $11.37
                                                          =======       ========      =======   =======   =======   =======
TOTAL RETURN(2)                                             4.72%          1.33%        9.91%     5.09%    (2.87%)    7.75%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                   $7,360         $8,029       $7,892    $6,509    $8,247    $8,308
Ratio of expenses to average net assets before waivers
  and reimbursements                                        1.19%          1.20% (3)    1.22%     1.21%     1.19%     1.23%
Ratio of expenses to average net assets after waivers
  and reimbursements                                        1.15%          1.20% (3)    1.22%     1.21%     1.19%     1.23%
Ratio of net investment income (loss) to average net
  assets                                                    3.50%          3.96% (3)    4.24%     4.71%     4.31%     4.40%
Portfolio turnover rate(4)                                    47%             0%          28%       64%       89%       74%


(1) For the one-month period ended October 31, 2001.

(2) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charge were taken into account.

(3) Annualized.

(4) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.


THE HARTFORD TAX-FREE NATIONAL FUND -- CLASS M

(formerly Fortis Tax-Free National Portfolio -- Class B)


                                                                                             YEAR ENDED SEPTEMBER 30
                                                        YEAR ENDED:   PERIOD ENDED:   -------------------------------------
                                                        10/31/2002    10/31/2001(1)    2001      2000      1999      1998
CLASS M -- PERIOD ENDED:                                -----------   -------------   -------   -------   -------   -------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                       $11.15         $11.04       $10.49    $10.46    $11.36    $11.05
Income from investment operations:
Net investment income (loss)                                 0.31           0.03         0.38      0.42      0.38      0.42
Net realized and unrealized gain (loss) on investments       0.12           0.11         0.56      0.02     (0.78)     0.34
                                                          -------       --------      -------   -------   -------   -------
Total from investment operations                             0.43           0.14         0.94      0.44     (0.40)     0.76
Less distributions:
  Dividends from net investment income                      (0.30)         (0.03)       (0.39)    (0.41)    (0.38)    (0.41)
  Distributions from capital gains                          (0.04)          0.00         0.00      0.00     (0.12)    (0.04)
  Return of capital                                          0.00           0.00         0.00      0.00      0.00      0.00
                                                          -------       --------      -------   -------   -------   -------
Total distributions                                         (0.34)         (0.03)       (0.39)    (0.41)    (0.50)    (0.45)
                                                          -------       --------      -------   -------   -------   -------
Net asset value, end of period                             $11.24         $11.15       $11.04    $10.49    $10.46    $11.36
                                                          =======       ========      =======   =======   =======   =======
TOTAL RETURN(2)                                             3.99%          1.27%        9.14%     4.29%    (3.61%)    6.95%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                   $1,552         $1,723       $1,701    $1,540    $1,752    $1,493
Ratio of expenses to average net assets before waivers
  and reimbursements                                        1.95%          1.95% (3)    1.97%     1.96%     1.94%     1.98%
Ratio of expenses to average net assets after waivers
  and reimbursements                                        1.85%          1.95% (3)    1.97%     1.96%     1.94%     1.98%
Ratio of net investment income (loss) to average net
  assets                                                    2.80%          3.21% (3)    3.49%     3.96%     3.56%     3.65%
Portfolio turnover rate(4)                                    47%             0%          28%       64%       89%       74%


(1) For the one-month period ended October 31, 2001.

(2) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charge were taken into account.

(3) Annualized.

(4) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.


THE HARTFORD MUTUAL FUNDS                                                     49

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

THE HARTFORD TAX-FREE NATIONAL FUND -- CLASS N

(formerly Fortis Tax-Free National Portfolio -- Class C)


                                                                                             YEAR ENDED SEPTEMBER 30
                                                        YEAR ENDED:   PERIOD ENDED:   -------------------------------------
                                                        10/31/2002    10/31/2001(1)    2001      2000      1999      1998
CLASS N -- PERIOD ENDED:                                -----------   -------------   -------   -------   -------   -------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                       $11.13         $11.02       $10.48    $10.45    $11.34    $11.04
Income from investment operations:
Net investment income (loss)                                 0.31           0.03         0.38      0.42      0.39      0.41
Net realized and unrealized gain (loss) on investments       0.12           0.11         0.56      0.02     (0.78)     0.34
                                                          -------       --------      -------   -------   -------   -------
Total from investment operations                             0.43           0.14         0.94      0.44     (0.39)     0.75
Less distributions:
  Dividends from net investment income                      (0.30)         (0.03)       (0.40)    (0.41)    (0.38)    (0.41)
  Distributions from capital gains                          (0.04)          0.00         0.00      0.00     (0.12)    (0.04)
  Return of capital                                          0.00           0.00         0.00      0.00      0.00      0.00
                                                          -------       --------      -------   -------   -------   -------
Total distributions                                         (0.34)         (0.03)       (0.40)    (0.41)    (0.50)    (0.45)
                                                          -------       --------      -------   -------   -------   -------
Net asset value, end of period                             $11.22         $11.13       $11.02    $10.48    $10.45    $11.34
                                                          =======       ========      =======   =======   =======   =======
TOTAL RETURN(2)                                             3.99%          1.27%        9.06%     4.30%    (3.53%)    6.86%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                     $600           $538         $469      $289      $548      $493
Ratio of expenses to average net assets before waivers
  and reimbursements                                        1.95%          1.95% (3)    1.97%     1.96%     1.94%     1.98%
Ratio of expenses to average net assets after waivers
  and reimbursements                                        1.85%          1.95% (3)    1.97%     1.96%     1.94%     1.98%
Ratio of net investment income (loss) to average net
  assets                                                    2.80%          3.21% (3)    3.49%     3.96%     3.56%     3.65%
Portfolio turnover rate(4)                                    47%             0%          28%       64%       89%       74%


(1) For the one-month period ended October 31, 2001.

(2) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charge were taken into account.

(3) Annualized.

(4) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.


THE HARTFORD TAX-FREE NATIONAL FUND -- CLASS H

(formerly Fortis Tax-Free National Portfolio -- Class H)


                                                                                             YEAR ENDED SEPTEMBER 30
                                                        YEAR ENDED:   PERIOD ENDED:   -------------------------------------
                                                        10/31/2002    10/31/2001(1)    2001      2000      1999      1998
CLASS H -- PERIOD ENDED:                                -----------   -------------   -------   -------   -------   -------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                       $11.15         $11.03       $10.49    $10.46    $11.35    $11.06
Income from investment operations:
Net investment income (loss)                                 0.32           0.03         0.37      0.42      0.39      0.40
Net realized and unrealized gain (loss) on investments       0.11           0.12         0.56      0.02     (0.78)     0.34
                                                          -------       --------      -------   -------   -------   -------
Total from investment operations                             0.43           0.15         0.93      0.44     (0.39)     0.74
Less distributions:
  Dividends from net investment income                      (0.30)         (0.03)       (0.39)    (0.41)    (0.38)    (0.41)
  Distributions from capital gains                          (0.04)          0.00         0.00      0.00     (0.12)    (0.04)
  Return of capital                                          0.00           0.00         0.00      0.00      0.00      0.00
                                                          -------       --------      -------   -------   -------   -------
Total distributions                                         (0.34)         (0.03)       (0.39)    (0.41)    (0.50)    (0.45)
                                                          -------       --------      -------   -------   -------   -------
Net asset value, end of period                             $11.24         $11.15       $11.03    $10.49    $10.46    $11.35
                                                          =======       ========      =======   =======   =======   =======
TOTAL RETURN(2)                                             3.99%          1.36%        9.03%     4.29%    (3.52%)    6.76%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                   $2,895         $4,679       $4,853    $5,021    $6,019    $6,099
Ratio of expenses to average net assets before waivers
  and reimbursements                                        1.95%          1.95% (3)    1.97%     1.96%     1.94%     1.98%
Ratio of expenses to average net assets after waivers
  and reimbursements                                        1.85%          1.95% (3)    1.97%     1.96%     1.94%     1.98%
Ratio of net investment income (loss) to average net
  assets                                                    2.83%          3.21% (3)    3.49%     3.96%     3.56%     3.65%
Portfolio turnover rate(4)                                    47%             0%          28%       64%       89%       74%


(1) For the one-month period ended October 31, 2001.

(2) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charge were taken into account.

(3) Annualized.

(4) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.


 50                                                    THE HARTFORD MUTUAL FUNDS

                                                            FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

THE HARTFORD U.S. GOVERNMENT SECURITIES FUND -- CLASS E

(formerly Fortis U.S. Government Securities Fund -- Class E)


                                                                                                 YEAR ENDED JULY 31
                                                        YEAR ENDED:   PERIOD ENDED:   -----------------------------------------
                                                        10/31/2002    10/31/2001(1)     2001       2000       1999       1998
CLASS E -- PERIOD ENDED:                                -----------   -------------   --------   --------   --------   --------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                        $9.67          $9.37         $8.86      $8.96      $9.30      $9.16
Income from investment operations:
Net investment income (loss)                                 0.42           0.13          0.54       0.52       0.49       0.52
Net realized and unrealized gain (loss) on investments       0.19           0.30          0.52      (0.10)     (0.34)      0.14
                                                         --------       --------      --------   --------   --------   --------
Total from investment operations                             0.61           0.43          1.06       0.42       0.15       0.66
Less distributions:
  Dividends from net investment income                      (0.41)         (0.13)        (0.55)     (0.52)     (0.49)     (0.52)
  Distributions from capital gains                          (0.00)          0.00          0.00       0.00       0.00       0.00
  Return of capital                                          0.00           0.00          0.00       0.00       0.00       0.00
                                                         --------       --------      --------   --------   --------   --------
Total distributions                                         (0.41)         (0.13)        (0.55)     (0.52)     (0.49)     (0.52)
                                                         --------       --------      --------   --------   --------   --------
Net asset value, end of period                              $9.87          $9.67         $9.37      $8.86      $8.96      $9.30
                                                         ========       ========      ========   ========   ========   ========
TOTAL RETURN(2)                                             6.55%          4.57%        12.30%      4.91%      1.56%      7.42%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                 $156,085       $187,712      $182,170   $184,520   $254,096   $285,060
Ratio of expenses to average net assets before waivers
  and reimbursements                                        0.81%          0.79% (3)     0.79%      0.79%      0.78%      0.79%
Ratio of expenses to average net assets after waivers
  and reimbursements                                        0.81%          0.79% (3)     0.79%      0.79%      0.78%      0.79%
Ratio of net investment income (loss) to average net
  assets                                                    4.45%          5.25% (3)     5.93%      5.96%      5.32%      5.62%
Portfolio turnover rate(4)                                   218%            32%          136%       181%        75%       118%


(1) For the three-month period ended October 31, 2001.

(2) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charge were taken into account.

(3) Annualized.

(4) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.


THE HARTFORD U.S. GOVERNMENT SECURITIES FUND -- CLASS L

(formerly Fortis U.S. Government Securities Fund -- Class A)


                                                                                                  YEAR ENDED JULY 31
                                                           YEAR ENDED:   PERIOD ENDED:   -------------------------------------
                                                           10/31/2002    10/31/2001(1)    2001      2000      1999      1998
CLASS L -- PERIOD ENDED:                                   -----------   -------------   -------   -------   -------   -------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                           $9.67          $9.37        $8.86     $8.96     $9.30     $9.16
Income from investment operations:
Net investment income (loss)                                    0.39           0.12         0.52      0.50      0.47      0.50
Net realized and unrealized gain (loss) on investments          0.20           0.30         0.52     (0.10)    (0.34)     0.14
                                                             -------        -------      -------   -------   -------   -------
Total from investment operations                                0.59           0.42         1.04      0.40      0.13      0.64
Less distributions:
  Dividends from net investment income                         (0.39)         (0.12)       (0.53)    (0.50)    (0.47)    (0.50)
  Distributions from capital gains                             (0.00)          0.00         0.00      0.00      0.00      0.00
  Return of capital                                             0.00           0.00         0.00      0.00      0.00      0.00
                                                             -------        -------      -------   -------   -------   -------
Total distributions                                            (0.39)         (0.12)       (0.53)    (0.50)    (0.47)    (0.50)
                                                             -------        -------      -------   -------   -------   -------
Net asset value, end of period                                 $9.87          $9.67        $9.37     $8.86     $8.96     $9.30
                                                             =======        =======      =======   =======   =======   =======
TOTAL RETURN(2)                                                6.29%          4.50%       12.02%     4.62%     1.30%     7.14%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                     $49,048        $52,579      $47,798   $43,620   $49,274   $52,439
Ratio of expenses to average net assets before waivers
  and reimbursements                                           1.06%          1.04% (3)    1.04%     1.04%     1.03%     1.04%
Ratio of expenses to average net assets after waivers and
  reimbursements                                               1.06%          1.04% (3)    1.04%     1.04%     1.03%     1.04%
Ratio of net investment income (loss) to average net
  assets                                                       4.20%          5.01% (3)    5.67%     5.71%     5.07%     5.37%
Portfolio turnover rate(4)                                      218%            32%         136%      181%       75%      118%


(1) For the three-month period ended October 31, 2001.

(2) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charge were taken into account.

(3) Annualized.

(4) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.


THE HARTFORD MUTUAL FUNDS                                                     51

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

THE HARTFORD U.S. GOVERNMENT SECURITIES FUND -- CLASS M

(formerly Fortis U.S. Government Securities Fund -- Class B)


                                                                                                   YEAR ENDED JULY 31
                                                              YEAR ENDED:   PERIOD ENDED:   ---------------------------------
                                                              10/31/2002    10/31/2001(1)    2001     2000     1999     1998
CLASS M -- PERIOD ENDED:                                      -----------   -------------   ------   ------   ------   ------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                             $9.64           $9.34       $8.83    $8.94    $9.28    $9.14
Income from investment operations:
Net investment income (loss)                                      0.32            0.10        0.45     0.43     0.40     0.43
Net realized and unrealized gain (loss) on investments            0.20            0.30        0.52    (0.10)   (0.34)    0.14
                                                                ------        --------      ------   ------   ------   ------
Total from investment operations                                  0.52            0.40        0.97     0.33     0.06     0.57
Less distributions:
  Dividends from net investment income                           (0.32)          (0.10)      (0.46)   (0.44)   (0.40)   (0.43)
  Distributions from capital gains                               (0.00)           0.00        0.00     0.00     0.00     0.00
  Return of capital                                               0.00            0.00        0.00     0.00     0.00     0.00
                                                                ------        --------      ------   ------   ------   ------
Total distributions                                              (0.32)          (0.10)      (0.46)   (0.44)   (0.40)   (0.43)
                                                                ------        --------      ------   ------   ------   ------
Net asset value, end of period                                   $9.84           $9.64       $9.34    $8.83    $8.94    $9.28
                                                                ======        ========      ======   ======   ======   ======
TOTAL RETURN(2)                                                  5.51%           4.32%      11.24%    3.79%    0.53%    6.40%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                        $6,660          $6,582      $5,284   $4,264   $4,703   $3,161
Ratio of expenses to average net assets before waivers and
  reimbursements                                                 1.81%           1.79% (3)   1.79%    1.79%    1.78%    1.79%
Ratio of expenses to average net assets after waivers and
  reimbursements                                                 1.81%           1.79% (3)   1.79%    1.79%    1.78%    1.79%
Ratio of net investment income (loss) to average net assets      3.44%           4.25% (3)   4.92%    4.96%    4.32%    4.62%
Portfolio turnover rate(4)                                        218%             32%        136%     181%      75%     118%


(1) For the three-month period ended October 31, 2001.

(2) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charge were taken into account.

(3) Annualized.

(4) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.


THE HARTFORD U.S. GOVERNMENT SECURITIES FUND -- CLASS N

(formerly Fortis U.S. Government Securities Fund -- Class C)


                                                                                                   YEAR ENDED JULY 31
                                                              YEAR ENDED:   PERIOD ENDED:   ---------------------------------
                                                              10/31/2002    10/31/2001(1)    2001     2000     1999     1998
CLASS N -- PERIOD ENDED:                                      -----------   -------------   ------   ------   ------   ------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                             $9.64           $9.34       $8.83    $8.93    $9.27    $9.13
Income from investment operations:
Net investment income (loss)                                      0.32            0.10        0.45     0.44     0.40     0.43
Net realized and unrealized gain (loss) on investments            0.20            0.30        0.52    (0.10)   (0.34)    0.14
                                                                ------        --------      ------   ------   ------   ------
Total from investment operations                                  0.52            0.40        0.97     0.34     0.06     0.57
Less distributions:
  Dividends from net investment income                           (0.32)          (0.10)      (0.46)   (0.44)   (0.40)   (0.43)
  Distributions from capital gains                               (0.00)           0.00        0.00     0.00     0.00     0.00
  Return of capital                                               0.00            0.00        0.00     0.00     0.00     0.00
                                                                ------        --------      ------   ------   ------   ------
Total distributions                                              (0.32)          (0.10)      (0.46)   (0.44)   (0.40)   (0.43)
                                                                ------        --------      ------   ------   ------   ------
Net asset value, end of period                                   $9.84           $9.64       $9.34    $8.83    $8.93    $9.27
                                                                ======        ========      ======   ======   ======   ======
TOTAL RETURN(2)                                                  5.52%           4.31%      11.24%    3.91%    0.52%    6.41%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                        $1,717          $2,275      $1,603   $1,606   $3,071   $1,267
Ratio of expenses to average net assets before waivers and
  reimbursements                                                 1.81%           1.79% (3)   1.79%    1.79%    1.78%    1.79%
Ratio of expenses to average net assets after waivers and
  reimbursements                                                 1.81%           1.79% (3)   1.79%    1.79%    1.78%    1.79%
Ratio of net investment income (loss) to average net assets      3.47%           4.25% (3)   4.92%    4.93%    4.32%    4.62%
Portfolio turnover rate(4)                                        218%             32%        136%     181%      75%     118%


(1) For the three-month period ended October 31, 2001.

(2) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charge were taken into account.

(3) Annualized.

(4) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.


 52                                                    THE HARTFORD MUTUAL FUNDS

                                                            FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

THE HARTFORD U.S. GOVERNMENT SECURITIES FUND -- CLASS H

(formerly Fortis U.S. Government Securities Fund -- Class H)


                                                                                                   YEAR ENDED JULY 31
                                                            YEAR ENDED:   PERIOD ENDED:   ------------------------------------
                                                            10/31/2002    10/31/2001(1)    2001      2000     1999      1998
CLASS H -- PERIOD ENDED:                                    -----------   -------------   -------   ------   -------   -------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                           $9.64           $9.34        $8.83    $8.94     $9.28     $9.14
Income from investment operations:
Net investment income (loss)                                    0.32            0.10         0.45     0.43      0.40      0.43
Net realized and unrealized gain (loss) on investments          0.19            0.30         0.52    (0.10)    (0.34)     0.14
                                                              ------         -------      -------   ------   -------   -------
Total from investment operations                                0.51            0.40         0.97     0.33      0.06      0.57
Less distributions:
  Dividends from net investment income                         (0.32)          (0.10)       (0.46)   (0.44)    (0.40)    (0.43)
  Distributions from capital gains                             (0.00)           0.00         0.00     0.00      0.00      0.00
  Return of capital                                             0.00            0.00         0.00     0.00      0.00      0.00
                                                              ------         -------      -------   ------   -------   -------
Total distributions                                            (0.32)          (0.10)       (0.46)   (0.44)    (0.40)    (0.43)
                                                              ------         -------      -------   ------   -------   -------
Net asset value, end of period                                 $9.83           $9.64        $9.34    $8.83     $8.94     $9.28
                                                              ======         =======      =======   ======   =======   =======
TOTAL RETURN(2)                                                5.41%           4.31%       11.24%    3.79%     0.53%     6.40%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                      $9,319         $10,770      $10,078   $8,345   $10,262   $10,816
Ratio of expenses to average net assets before waivers and
  reimbursements                                               1.81%           1.79% (3)    1.79%    1.79%     1.78%     1.79%
Ratio of expenses to average net assets after waivers and
  reimbursements                                               1.81%           1.79% (3)    1.79%    1.79%     1.78%     1.79%
Ratio of net investment income (loss) to average net
  assets                                                       3.45%           4.25% (3)    4.92%    4.96%     4.32%     4.62%
Portfolio turnover rate(4)                                      218%             32%         136%     181%       75%      118%


(1) For the three-month period ended October 31, 2001.

(2) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charge were taken into account.

(3) Annualized.

(4) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.


THE HARTFORD VALUE OPPORTUNITIES FUND -- CLASS L

(formerly Fortis Value Fund -- Class A)


                                                                                                 YEAR ENDED AUGUST 31
                                                           YEAR ENDED:   PERIOD ENDED:   -------------------------------------
                                                           10/31/2002    10/31/2001(1)    2001      2000      1999      1998
CLASS L -- PERIOD ENDED:                                   -----------   -------------   -------   -------   -------   -------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                          $11.99         $13.30       $14.30    $13.28    $11.85    $13.51
Income from investment operations:
Net investment income (loss)                                    0.00           0.00         0.03      0.01      0.05      0.09
Net realized and unrealized gain (loss) on investments         (1.92)         (1.31)        0.31      1.94      2.73     (0.30)
                                                            --------       --------      -------   -------   -------   -------
Total from investment operations                               (1.92)         (1.31)        0.34      1.95      2.78     (0.21)
Less distributions:
  Dividends from net investment income                         (0.00)          0.00        (0.02)     0.00     (0.05)    (0.09)
  Distributions from capital gains                             (0.81)          0.00        (1.32)    (0.93)    (1.30)    (1.36)
  Return of capital                                             0.00           0.00         0.00      0.00      0.00      0.00
                                                            --------       --------      -------   -------   -------   -------
Total distributions                                            (0.81)          0.00        (1.34)    (0.93)    (1.35)    (1.45)
                                                            --------       --------      -------   -------   -------   -------
Net asset value, end of period                                 $9.26         $11.99       $13.30    $14.30    $13.28    $11.85
                                                            ========       ========      =======   =======   =======   =======
TOTAL RETURN(2)                                              (17.34%)        (9.85%)       2.29%    15.76%    24.10%    (2.52%)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                     $19,684        $27,982      $30,480   $39,975   $34,302   $22,449
Ratio of expenses to average net assets before waivers
  and reimbursements                                           1.43%          1.43% (3)    1.41%     1.42%     1.48%     1.52%
Ratio of expenses to average net assets after waivers and
  reimbursements                                               1.43%          1.43% (3)    1.41%     1.42%     1.48%     1.52%
Ratio of net investment income (loss) to average net
  assets                                                      (0.11%)        (0.14%)(3)    0.05%     0.14%     0.32%     0.55%
Portfolio turnover rate(4)                                       70%            12%         177%      228%      266%      260%


(1) For the two-month period ended October 31, 2001.

(2) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charge were taken into account.

(3) Annualized.

(4) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.


THE HARTFORD MUTUAL FUNDS                                                     53

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

THE HARTFORD VALUE OPPORTUNITIES FUND -- CLASS M

(formerly Fortis Value Fund -- Class B)


                                                                                              YEAR ENDED AUGUST 31
                                                        YEAR ENDED:   PERIOD ENDED:   -------------------------------------
                                                        10/31/2002    10/31/2001(1)    2001      2000      1999      1998
CLASS M -- PERIOD ENDED:                                -----------   -------------   -------   -------   -------   -------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                       $11.57         $12.85       $13.94    $13.06    $11.71    $13.39
Income from investment operations:
Net investment income (loss)                                (0.08)         (0.02)       (0.07)    (0.08)    (0.08)    (0.02)
Net realized and unrealized gain (loss) on investments      (1.83)         (1.26)        0.30      1.89      2.73     (0.30)
                                                          -------       --------      -------   -------   -------   -------
Total from investment operations                            (1.91)         (1.28)        0.23      1.81      2.65     (0.32)
Less distributions:
  Dividends from net investment income                      (0.00)          0.00         0.00      0.00      0.00      0.00
  Distributions from capital gains                          (0.81)          0.00        (1.32)    (0.93)    (1.30)    (1.36)
  Return of capital                                          0.00           0.00         0.00      0.00      0.00      0.00
                                                          -------       --------      -------   -------   -------   -------
Total distributions                                         (0.81)          0.00        (1.32)    (0.93)    (1.30)    (1.36)
                                                          -------       --------      -------   -------   -------   -------
Net asset value, end of period                              $8.85         $11.57       $12.85    $13.94    $13.06    $11.71
                                                          =======       ========      =======   =======   =======   =======
TOTAL RETURN(2)                                           (17.92%)        (9.96%)       1.53%    14.90%    23.20%    (3.33%)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                   $6,669         $8,700       $9,668    $7,633    $6,662    $4,794
Ratio of expenses to average net assets before waivers
  and reimbursements                                        2.18%          2.18% (3)    2.16%     2.17%     2.23%     2.27%
Ratio of expenses to average net assets after waivers
  and reimbursements                                        2.15%          2.18% (3)    2.16%     2.17%     2.23%     2.27%
Ratio of net investment income (loss) to average net
  assets                                                   (0.82%)        (0.89%)(3)   (0.70%)   (0.61%)   (0.43%)   (0.20%)
Portfolio turnover rate(4)                                    70%            12%         177%      228%      266%      260%


(1) For the two-month period ended October 31, 2001.

(2) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charge were taken into account.

(3) Annualized.

(4) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.


THE HARTFORD VALUE OPPORTUNITIES FUND -- CLASS N

(formerly Fortis Value Fund -- Class C)


                                                                                              YEAR ENDED AUGUST 31
                                                        YEAR ENDED:   PERIOD ENDED:   -------------------------------------
                                                        10/31/2002    10/31/2001(1)    2001      2000      1999      1998
CLASS N -- PERIOD ENDED:                                -----------   -------------   -------   -------   -------   -------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                       $11.57         $12.86       $13.95    $13.07    $11.72    $13.39
Income from investment operations:
Net investment income (loss)                                (0.13)         (0.03)       (0.07)    (0.08)    (0.08)    (0.01)
Net realized and unrealized gain (loss) on investments      (1.78)         (1.26)        0.30      1.89      2.73     (0.30)
                                                          -------       --------      -------   -------   -------   -------
Total from investment operations                            (1.91)         (1.29)        0.23      1.81      2.65     (0.31)
Less distributions:
  Dividends from net investment income                      (0.00)          0.00         0.00      0.00      0.00      0.00
  Distributions from capital gains                          (0.81)          0.00        (1.32)    (0.93)    (1.30)    (1.36)
  Return of capital                                          0.00           0.00         0.00      0.00      0.00      0.00
                                                          -------       --------      -------   -------   -------   -------
Total distributions                                         (0.81)          0.00        (1.32)    (0.93)    (1.30)    (1.36)
                                                          -------       --------      -------   -------   -------   -------
Net asset value, end of period                              $8.85         $11.57       $12.86    $13.95    $13.07    $11.72
                                                          =======       ========      =======   =======   =======   =======
TOTAL RETURN(2)                                           (17.92%)       (10.03%)       1.53%    14.90%    23.18%    (3.24%)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                   $1,749         $2,636       $2,935    $2,662    $2,486    $1,991
Ratio of expenses to average net assets before waivers
  and reimbursements                                        2.18%          2.18% (3)    2.16%     2.17%     2.23%     2.27%
Ratio of expenses to average net assets after waivers
  and reimbursements                                        2.15%          2.18% (3)    2.16%     2.17%     2.23%     2.27%
Ratio of net investment income (loss) to average net
  assets                                                   (0.83%)        (0.89%)(3)   (0.70%)   (0.61%)   (0.43%)   (0.20%)
Portfolio turnover rate(4)                                    70%            12%         177%      228%      266%      260%


(1) For the two-month period ended October 31, 2001.

(2) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charge were taken into account.

(3) Annualized.

(4) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.


 54                                                    THE HARTFORD MUTUAL FUNDS

                                                            FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

THE HARTFORD VALUE OPPORTUNITIES FUND -- CLASS H

(formerly Fortis Value Fund -- Class H)


                                                                                              YEAR ENDED AUGUST 31
                                                        YEAR ENDED:   PERIOD ENDED:   -------------------------------------
                                                        10/31/2002    10/31/2001(1)    2001      2000      1999      1998
CLASS H -- PERIOD ENDED:                                -----------   -------------   -------   -------   -------   -------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                       $11.58         $12.86       $13.95    $13.07    $11.72    $13.39
Income from investment operations:
Net investment income (loss)                                (0.11)         (0.02)       (0.07)    (0.08)    (0.08)    (0.01)
Net realized and unrealized gain (loss) on investments      (1.81)         (1.26)        0.30      1.89      2.73     (0.30)
                                                          -------       --------      -------   -------   -------   -------
Total from investment operations                            (1.92)         (1.28)        0.23      1.81      2.65     (0.31)
Less distributions:
  Dividends from net investment income                      (0.00)          0.00         0.00      0.00      0.00      0.00
  Distributions from capital gains                          (0.81)          0.00        (1.32)    (0.93)    (1.30)    (1.36)
  Return of capital                                          0.00           0.00         0.00      0.00      0.00      0.00
                                                          -------       --------      -------   -------   -------   -------
Total distributions                                         (0.81)          0.00        (1.32)    (0.93)    (1.30)    (1.36)
                                                          -------       --------      -------   -------   -------   -------
Net asset value, end of period                              $8.85         $11.58       $12.86    $13.95    $13.07    $11.72
                                                          =======       ========      =======   =======   =======   =======
TOTAL RETURN(2)                                           (17.99%)        (9.95%)       1.53%    14.90%    23.18%    (3.24%)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                   $5,634         $7,914       $8,967    $8,796    $8,045    $7,016
Ratio of expenses to average net assets before waivers
  and reimbursements                                        2.17%          2.18% (3)    2.16%     2.17%     2.23%     2.27%
Ratio of expenses to average net assets after waivers
  and reimbursements                                        2.15%          2.18% (3)    2.16%     2.17%     2.23%     2.27%
Ratio of net investment income (loss) to average net
  assets                                                   (0.82%)        (0.89%)(3)   (0.70%)   (0.61%)   (0.43%)   (0.20%)
Portfolio turnover rate(4)                                    70%            12%         177%      228%      266%      260%


(1) For the two-month period ended October 31, 2001.

(2) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charge were taken into account.

(3) Annualized.

(4) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.


THE HARTFORD MUTUAL FUNDS                                                     55

                        PRIVACY POLICY AND PRACTICES OF


         THE HARTFORD FINANCIAL SERVICES GROUP, INC. AND ITS AFFILIATES


                       (HEREIN CALLED "WE, OUR, AND US")



          This Privacy Policy applies to our United States Operations


We value your trust. We are committed to the responsible:


a) management;



b) use; and



c) protection;



of PERSONAL INFORMATION.



This notice describes how we collect, disclose, and protect PERSONAL
INFORMATION.



We collect PERSONAL INFORMATION to:



a) service your TRANSACTIONS with us; and



b) support our business functions.



We may obtain PERSONAL INFORMATION from:



a) YOU;



b) your TRANSACTIONS with us; and



c) third parties such as a consumer-reporting agency.



Based on the type of product or service YOU apply for or get from us, PERSONAL INFORMATION such as:



a) your name;



b) your address;



c) your income;



d) your payment; or



e) your credit history;



may be gathered from sources such as applications, TRANSACTIONS, and consumer reports.



To serve YOU and service our business, we may share certain PERSONAL INFORMATION. We will share PERSONAL INFORMATION, only as allowed by law, with affiliates such as:



a) our insurance companies;



b) our employee agents;



c) our brokerage firms; and



d) our administrators.



As allowed by law, we may share PERSONAL FINANCIAL INFORMATION with our affiliates to:



a) market our products; or



b) market our services;



to YOU without providing YOU with an option to prevent these disclosures.



We may also share PERSONAL INFORMATION, only as allowed by law, with unaffiliated third parties including:



a) independent agents;



b) brokerage firms;



c) insurance companies;



d) administrators; and



e) service providers;



who help us serve YOU and service our business.


When allowed by law, we may share certain PERSONAL FINANCIAL INFORMATION with other unaffiliated third parties who assist us by performing services or functions such as:



a) taking surveys;



b) marketing our products or services; or



c) offering financial products or services under a joint agreement between us and one or more financial institutions.



We will not sell or share your PERSONAL FINANCIAL INFORMATION with anyone for purposes unrelated to our business functions without offering YOU the opportunity to:



a) "opt-out;" or



b) "opt-in;"



as required by law.



We only disclose PERSONAL HEALTH INFORMATION with:



a) your proper written authorization; or



b) as otherwise allowed or required by law.



Our employees have access to PERSONAL INFORMATION in the course of doing their jobs, such as:



a) underwriting policies;



b) paying claims;



c) developing new products; or



d) advising customers of our products and services.



We use manual and electronic security procedures to maintain:



a) the confidentiality; and



b) the integrity of;



PERSONAL INFORMATION that we have. We use these procedures to guard against unauthorized access.



Some techniques we use to protect PERSONAL INFORMATION include:



a) secured files;



b) user authentication;



c) encryption;



d) firewall technology; and



e) the use of detection software.



We are responsible for and must:



a) identify information to be protected;



b) provide an adequate level of protection for that data;



c) grant access to protected data only to those people who must use it in the performance of their job-related duties.


 56                                                    THE HARTFORD MUTUAL FUNDS

Employees who violate our Privacy Policy will be subject to discipline, which may include ending their employment with us.



At the start of our business relationship, we will give YOU a copy of our current Privacy Policy.



We will also give YOU a copy of our current Privacy Policy once a year if YOU maintain a continuing business relationship with us.



We will continue to follow our Privacy Policy regarding PERSONAL INFORMATION even when a business relationship no longer exists between us.



As used in this Privacy Notice:



APPLICATION means your request for our product or service.



PERSONAL FINANCIAL INFORMATION means financial information such as:



a) credit history;



b) income;



c) financial benefits; or



d) policy or claim information.



PERSONAL HEALTH INFORMATION means health information such as:



a) your medical records; or



b) information about your illness, disability or injury.


PERSONAL INFORMATION means information that identifies YOU personally and is not otherwise available to the public. It includes:



a) PERSONAL FINANCIAL INFORMATION; and



b) PERSONAL HEALTH INFORMATION.



TRANSACTION means your business dealings with us, such as:



a) your APPLICATION;



b) your request for us to pay a claim; and



c) your request for us to take an action on your account.



YOU means an individual who has given us PERSONAL INFORMATION in conjunction with:



a) asking about;



b) applying for; or



c) obtaining;



a financial product or service from us if the product or service is used mainly for personal, family, or household purposes.



This Privacy Policy is being provided on behalf of the following affiliates of The Hartford Financial Services Group, Inc.:



American Maturity Life Insurance Company; Capstone Risk Management, LLC; First State Insurance Company; Hart Life Insurance Company; Hartford Accident & Indemnity Company; Hartford Administrative Services Company; Hartford Casualty Insurance Company; Hartford Equity Sales Company, Inc.; Hartford Fire Insurance Company; Hartford HLS Series Fund II, Inc.; Hartford Insurance Company of Illinois; Hartford Insurance Company of the Midwest; Hartford Insurance Company of the Southeast; Hartford International Life Reassurance Corporation; Hartford Investment Financial Services, LLC; Hartford Investment Management Company; Hartford Life & Accident Insurance Company; Hartford Life and Annuity Insurance Company; Hartford Life Insurance Company; Hartford Lloyd's Insurance Company; Hartford Securities Distribution Company, Inc.; Hartford Series Fund, Inc.; Hartford Specialty Company; Hartford Underwriters Insurance Company; Hartford-Comprehensive Employee Benefit Service Company; International Corporate Marketing Group, LLC; New England Insurance Company; Nutmeg Insurance Agency, Inc.; Nutmeg Insurance Company; Nutmeg Life Insurance Company; Omni General Agency, Inc.; Omni Indemnity Company; Omni Insurance Company; P2P Link, LLC; Pacific Insurance Company, Limited; Planco Financial Services, Inc.; Property and Casualty Insurance Company of Hartford; Sentinel Insurance Company, Ltd.; Servus Life Insurance Company; Specialty Risk Services, Inc.; The Hartford Income Shares Fund, Inc.; The Hartford Mutual Funds II, Inc.; The Hartford Mutual Funds, Inc.; Trumbull Insurance Company; Trumbull Services, L.L.C.; Twin City Fire Insurance Company; Woodbury Financial Services, Inc.


THE HARTFORD MUTUAL FUNDS                                                     57

FOR MORE INFORMATION
--------------------------------------------------------------------------------

Two documents are available that offer further information on The Hartford Mutual Funds:

ANNUAL/SEMIANNUAL REPORT TO SHAREHOLDERS

Additional information about each fund is contained in the financial statements and portfolio holdings in the fund's annual and semi-annual reports. In the fund's annual report you will also find a discussion of the market conditions and investment strategies that significantly affected that fund's performance during the last fiscal year, as well as the auditor's report.


STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains more detailed information on the funds.

A current SAI and annual report have been filed with the Securities and Exchange Commission and are incorporated by reference into (which means they are legally a part of) this prospectus.

To request a free copy of the current annual/ semiannual report for a fund and/or the SAI or for shareholder inquiries or other information about the funds, please contact the funds at:

BY MAIL:

The Hartford Mutual Funds
P.O. Box 64387
St. Paul, MN 55164-0387

(For overnight mail)
The Hartford Mutual Funds
500 Bielenberg Drive
Woodbury, MN 55125-1400

BY PHONE:

1-888-843-7824

ON THE INTERNET:

www.hartfordinvestor.com

Or you may view or obtain these documents from the SEC:

IN PERSON:

at the SEC's Public Reference Room in Washington, DC

Information on the operation of the SEC's public reference room may be obtained by calling 1-202-942-8090.

BY MAIL:

Public Reference Section
Securities and Exchange Commission
Washington, DC 20549-0102
(duplicating fee required)

ON THE INTERNET OR BY E-MAIL:

Internet:  www.sec.gov

E-Mail:  publicinfo@sec.gov

Requests which are made by e-mail require the payment of a duplicating fee to the SEC to obtain a document.

SEC FILE NUMBER:
The Hartford Mutual Funds II, Inc. 811-00558

                                     PART B

                  COMBINED STATEMENT OF ADDITIONAL INFORMATION
                          FOR THE HARTFORD MUTUAL FUNDS

                         THE HARTFORD MUTUAL FUNDS, INC.
                  CLASS A, CLASS B, CLASS C AND CLASS Y SHARES


                           THE HARTFORD ADVISERS FUND
                     THE HARTFORD CAPITAL APPRECIATION FUND
                      THE HARTFORD DIVIDEND AND GROWTH FUND
                             THE HARTFORD FOCUS FUND
                     THE HARTFORD GLOBAL COMMUNICATIONS FUND
                   THE HARTFORD GLOBAL FINANCIAL SERVICES FUND
                         THE HARTFORD GLOBAL HEALTH FUND
                        THE HARTFORD GLOBAL LEADERS FUND
                       THE HARTFORD GLOBAL TECHNOLOGY FUND
                       THE HARTFORD GROWTH AND INCOME FUND
                          THE HARTFORD HIGH YIELD FUND
                            THE HARTFORD INCOME FUND
                        THE HARTFORD INFLATION PLUS FUND
              THE HARTFORD INTERNATIONAL CAPITAL APPRECIATION FUND
                  THE HARTFORD INTERNATIONAL OPPORTUNITIES FUND
                  THE HARTFORD INTERNATIONAL SMALL COMPANY FUND
                            THE HARTFORD MIDCAP FUND
                         THE HARTFORD MIDCAP VALUE FUND
                         THE HARTFORD MONEY MARKET FUND
                        THE HARTFORD SHORT DURATION FUND
                         THE HARTFORD SMALL COMPANY FUND
                             THE HARTFORD STOCK FUND
                      THE HARTFORD TAX-FREE CALIFORNIA FUND
                       THE HARTFORD TAX-FREE NEW YORK FUND
         THE HARTFORD TOTAL RETURN BOND FUND (formerly The Hartford Bond
                             Income Strategy Fund)
                             THE HARTFORD VALUE FUND


                       THE HARTFORD MUTUAL FUNDS II, INC.
                  CLASS A, CLASS B, CLASS C, CLASS E, CLASS H,
                 CLASS L, CLASS M, CLASS N, CLASS Y AND CLASS Z

                            THE HARTFORD GROWTH FUND
                     THE HARTFORD GROWTH OPPORTUNITIES FUND
                        THE HARTFORD SMALLCAP GROWTH FUND
                      THE HARTFORD TAX-FREE MINNESOTA FUND
                       THE HARTFORD TAX-FREE NATIONAL FUND
                  THE HARTFORD U.S. GOVERNMENT SECURITIES FUND
                      THE HARTFORD VALUE OPPORTUNITIES FUND

                                 P.O. Box 64387
                             St. Paul, MN 55164-0387


This combined Statement of Additional Information ("SAI") is not a prospectus but should be read in conjunction with the corresponding prospectus for the relevant Fund and class thereof. The Funds' audited financial statements as of October 31, 2002 appearing in the Companies' (as hereinafter defined) Annual Reports to Shareholders are incorporated herein by reference. A free copy of each Annual Report and each prospectus is available upon request by writing to:
The Hartford Mutual Funds, P. O. Box 64387, St. Paul, MN 55164-0387, or by calling 1-888-843-7824.

Class Y shares for each of The Hartford Income Fund, The Hartford Inflation Plus Fund, The Hartford Short Duration Fund, The Hartford Tax-Free California Fund and The Hartford Tax-Free New York Fund are not currently available.

Date of Prospectuses: March 1, 2003
Date of Statement of Additional Information: March 1, 2003

TABLE OF CONTENTS                                                           PAGE
GENERAL INFORMATION ...................................................        1
INVESTMENT OBJECTIVES AND POLICIES ....................................        2
FUND MANAGEMENT .......................................................       47
INVESTMENT MANAGEMENT ARRANGEMENTS ....................................       75
PORTFOLIO TRANSACTIONS AND BROKERAGE ..................................       84
FUND EXPENSES .........................................................       87
DISTRIBUTION ARRANGEMENTS .............................................       87
PURCHASE AND REDEMPTION OF SHARES .....................................       94
DETERMINATION OF NET ASSET VALUE ......................................       99
CAPITALIZATION AND VOTING RIGHTS ......................................      100
INVESTMENT PERFORMANCE ................................................      101
TAXES .................................................................      121
PRINCIPAL UNDERWRITER .................................................      127
CUSTODIAN .............................................................      127
TRANSFER AGENT ........................................................      127
INDEPENDENT PUBLIC ACCOUNTANTS ........................................      127
OTHER INFORMATION .....................................................      128
FINANCIAL STATEMENTS ..................................................      128

APPENDIX ..............................................................      A-1

                               GENERAL INFORMATION

      The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc. (each a "Company" and together, the "Companies") are open-end management investment companies consisting of twenty-seven and seven separate investment portfolios or mutual funds (each a "Fund" and together the "Funds"), respectively. This SAI relates to all of the Funds listed on the front cover page. The Hartford Mutual Funds, Inc. was organized as a Maryland corporation on March 21, 1996. The Hartford Mutual Funds II, Inc. was organized as a Maryland corporation on March 23, 2001 and acquired the assets of each of its series by virtue of a reorganization effected November 30, 2001. Prior to the reorganization, SmallCap Growth Fund (formerly Fortis Capital Appreciation Portfolio) was a series of Fortis Advantage Portfolios, Inc., a Minnesota corporation, Growth Opportunities Fund (formerly Fortis Growth Fund) was a series of Fortis Growth Fund, Inc., a Minnesota corporation, Value Opportunities Fund and Growth Fund (formerly Fortis Value Fund and Fortis Capital Fund, respectively) were each a series of Fortis Equity Portfolios, Inc., a Minnesota corporation, Tax-Free Minnesota Fund and Tax-Free National Fund (formerly Fortis Tax-Free Minnesota Portfolio and Fortis Tax-Free National Portfolio, respectively) were each a series of Fortis Tax-Free Portfolios, Inc., a Minnesota corporation, and U.S. Government Securities Fund (formerly Fortis U.S. Government Securities Fund) was a series of Fortis Income Portfolios, Inc., a Minnesota corporation. The Companies issue separate series of shares of stock for each Fund representing a fractional undivided interest in that Fund. Each series of The Hartford Mutual Funds, Inc. (the "Hartford Funds") issues shares in four different classes: Class A, Class B, Class C and Class Y. Each series of The Hartford Mutual Funds II, Inc. (the "New Hartford Funds") issues shares in those four classes as well as six additional classes: Class E, Class H, Class L, Class M, Class N and Class Z. Class E, H, L, M, N and Z shares are offered through a separate prospectus describing all these classes. Class A, B and C shares are offered through one prospectus describing those classes, while Class Y shares are offered through another prospectus describing that class. Class Y shares for each of Income Fund, Inflation Plus Fund, Short Duration Fund, Tax-Free California Fund and Tax-Free New York Fund are not currently available. This SAI relates to Class A, B, C, E, H, L, M, N, Y and Z shares. Each Fund, except the Focus Fund, Global Communications Fund, Global Financial Services Fund, Global Health Fund, Global Technology Fund, Inflation Plus Fund, Tax-Free California Fund and Tax-Free New York Fund, is a diversified fund. The Focus Fund, Global Communications Fund, Global Financial Services Fund, Global Health Fund, Global Technology Fund, Inflation Plus Fund, Tax-Free California Fund and Tax-Free New York Fund are non-diversified funds.


      Hartford Investment Financial Services, LLC ("HIFSCO") is the investment manager and principal underwriter to each Fund. HIFSCO is an indirect majority-owned subsidiary of The Hartford Financial Services Group, Inc. ("The Hartford"), a Connecticut financial services company with over $182 billion in assets as of December 31, 2002. In addition, Wellington Management Company LLP ("Wellington Management") and Hartford Investment Management Company ("HIMCO(R)") are sub-advisers to certain Funds and provide the day-to-day investment management of the Funds. HIMCO is a wholly-owned subsidiary of The Hartford.


      The following are the dates that each Fund began operations:


        Advisers Fund                                            July 22, 1996
        Capital Appreciation Fund                                July 22, 1996
        Dividend and Growth Fund                                 July 22, 1996
        Focus Fund                                               May 24, 2001
        Global Communications Fund                               October 31, 2000
        Global Financial Services Fund                           October 31, 2000
        Global Health Fund                                       May 1, 2000
        Global Leaders Fund                                      September 30, 1998
        Global Technology Fund                                   May 1, 2000
        Growth and Income Fund                                   April 30, 1998
        Growth Fund*                                             June 8, 1949
        Growth Opportunities Fund*                               March 31, 1963
        High Yield Fund                                          September 30, 1998
        Income Fund                                              October 31, 2002
        Inflation Plus Fund                                      October 31, 2002

        International Capital Appreciation Fund                  April 30, 2001
        International Opportunities Fund                         July 22, 1996
        International Small Company Fund                         April 30, 2001
        MidCap Fund                                              December 31, 1997
        MidCap Value Fund                                        April 30, 2001
        Money Market Fund                                        July 22, 1996
        Short Duration Fund                                      October 31, 2002
        Small Company Fund                                       July 22, 1996
        SmallCap Growth Fund*                                    January 4, 1988
        Stock Fund                                               July 22, 1996
        Tax-Free California Fund                                 October 31, 2002
        Tax-Free Minnesota Fund*                                 March 17, 1986
        Tax-Free National Fund*                                  March 17, 1986
        Tax-Free New York Fund                                   October 31, 2002
        Total Return Bond Fund                                   July 22, 1996
        U.S. Government Securities Fund*                         February 28, 1973
        Value Fund                                               April 30, 2001
        Value Opportunities Fund*                                January 2, 1996

* Prior to their reorganization as a series of a Maryland corporation on November 30, 2001, these funds were organized as either a Minnesota corporation or a portfolio of a Minnesota corporation, as stated above.

      The Hartford also sponsors a family of mutual funds that are primarily used as investment options for variable annuity contracts and variable life insurance contracts issued by Hartford Life Insurance Company ("Hartford Life") and its affiliates, for other insurance companies, and for certain retirement plans. HL Investment Advisors, LLC ("HL Advisors"), an affiliate of The Hartford, is the investment adviser to that family of funds.

                       INVESTMENT OBJECTIVES AND POLICIES

A. FUNDAMENTAL RESTRICTIONS OF THE FUNDS

      Each Fund has adopted the following fundamental investment restrictions which may not be changed without approval of a majority of the applicable Fund's outstanding voting securities. Under the Investment Company Act of 1940, as amended (the "1940 Act"), and as used in the prospectuses and this SAI, a "majority of the outstanding voting securities" means the approval of the lesser of (1) the holders of 67% or more of the outstanding shares of a Fund (or a class of the outstanding shares of a Fund) represented at a meeting if the holders of more than 50% of the outstanding shares of the Fund (or class) are present in person or by proxy or (2) the holders of more than 50% of the outstanding shares of the Fund (or of the class).

      Each Fund, except the Focus Fund, Global Communications Fund, Global Financial Services Fund, Global Health Fund, Global Technology Fund, Inflation Plus Fund, Tax-Free California Fund and Tax-Free New York Fund, has elected to be classified as a diversified series of an open-end management investment company. The Focus Fund, Global Communications Fund, Global Financial Services Fund, Global Health Fund, Global Technology Fund, Inflation Plus Fund, Tax-Free California Fund and Tax-Free New York Fund each has elected to be classified as a non-diversified series of an open-end management investment company.

      A non-diversified fund, such as the Focus Fund, Global Communications Fund, Global Financial Services Fund, Global Health Fund, Global Technology Fund, Inflation Plus Fund, Tax-Free California Fund and Tax-Free New York Fund, is not required to comply with the diversification rules of the 1940 Act. Because a non-diversified fund may invest in securities of relatively few issuers, it involves more risk than a diversified fund, since any factors affecting a given company could affect performance of the fund to a greater degree.

      The investment objective and principal investment strategies of each Fund are set forth in the prospectuses. Set forth below are the fundamental investment restrictions and policies applicable to each Fund followed by the principal non-fundamental restrictions and policies applicable to each Fund.

      ADVISERS FUND, DIVIDEND AND GROWTH FUND, FOCUS FUND, GLOBAL COMMUNICATIONS FUND, GLOBAL FINANCIAL SERVICES FUND, GLOBAL LEADERS FUND, GROWTH FUND, GROWTH OPPORTUNITIES FUND, HIGH YIELD FUND, INCOME FUND, INFLATION PLUS FUND, INTERNATIONAL CAPITAL APPRECIATION FUND, INTERNATIONAL OPPORTUNITIES FUND, INTERNATIONAL SMALL COMPANY FUND, MIDCAP FUND, MIDCAP VALUE FUND, MONEY MARKET FUND, SHORT DURATION FUND, SMALL COMPANY FUND, TAX-FREE CALIFORNIA FUND, TAX-FREE MINNESOTA FUND, TAX-FREE NATIONAL FUND, TAX-FREE NEW YORK FUND, TOTAL RETURN BOND FUND, U.S. GOVERNMENT SECURITIES FUND, VALUE FUND AND VALUE OPPORTUNITIES FUND

      Each Fund:

      1. will not borrow money or issue any class of senior securities, except to the extent consistent with the Investment Company Act of 1940, as amended, and the rules and regulations thereunder, or as may otherwise be permitted from time to time by regulatory authority;

      2. will not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of the Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry. This restriction does not apply to the Global Communications Fund and Global Financial Services Fund. The Global Communications Fund will normally invest at least 25% of its total assets, in the aggregate, in the following industries: telecommunication services and media. The Global Financial Services Fund will normally invest at least 25% of its total assets, in the aggregate, in the following industries: banks, diversified financials, and insurance. With respect to Tax-Free California Fund, Tax-Free National Fund, Tax-Free New York Fund and Tax-Free Minnesota Fund, tax exempt securities are not subject to this limitation unless they are backed by the assets and revenues of non-governmental issuers; this limitation will not apply to tax exempt securities that have been refunded with U.S. government securities;

      3. will not make loans, except to the extent consistent with the Investment Company Act of 1940, as amended, and the rules and regulations thereunder, or as may otherwise be permitted from time to time by regulatory authority;

      4. will not act as an underwriter of securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed an underwriter under applicable laws;

      5. will not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments, although it may purchase securities secured by real estate or interests therein, or securities issued by companies which invest in real estate or interests therein; and

      6. will not purchase or sell commodities or commodities contracts, except that the Fund may purchase or sell financial futures contracts, options on financial futures contracts and futures contracts, forward contracts, and options with respect to foreign currencies, and may enter into swap transactions or other financial transactions of any kind.

      In addition, under normal circumstances, the Tax-Free California Fund will invest at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in municipal securities whose interest is exempt from federal income tax and California individual income tax.

      In addition, under normal circumstances, the Tax-Free Minnesota Fund will invest at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in municipal securities whose interest is exempt from federal income tax and Minnesota individual income tax.

      In addition, under normal circumstances, the Tax-Free National Fund will invest at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in municipal securities whose interest is exempt from federal income tax.

      In addition, under normal circumstances, the Tax-Free New York Fund will invest at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in municipal securities whose interest is exempt from federal income tax and New York State and New York City individual income tax.





CAPITAL APPRECIATION FUND, GLOBAL HEALTH FUND, GLOBAL TECHNOLOGY FUND, GROWTH AND INCOME FUND AND STOCK FUND


      Each Fund:

      1. will not issue senior securities;

      2. will not borrow money, except from banks and then only if immediately after each such borrowing there is asset coverage of at least 300% as defined in the 1940 Act;

      3. will not invest 25% or more of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry (excluding the U.S. Government or any of its agencies or instrumentalities). This restriction does not apply to the Global Health Fund and Global Technology Fund. Nevertheless, the Global Health Fund normally invests at least 25% of its total assets, in the aggregate, in the following industries: pharmaceuticals, medical products, and health services. Likewise, the Global Technology Fund normally invests at least 25% of its total assets, in the aggregate, in the following industries: computers and computer equipment, software and computer services, electronics, and communication equipment;

      4. will not make loans, except through (a) the purchase of debt obligations in accordance with the Fund's investment objective and policies, (b) repurchase agreements with banks, brokers, dealers and other financial institutions, and (c) loans of cash or securities as permitted by applicable law;

      5. will not underwrite securities issued by others, except to the extent that the sale of portfolio securities by the Fund may be deemed to be an underwriting;

      6. will not purchase or sell real estate, except that a Fund may (a) acquire or lease office space for its own use, (b) invest in securities of issuers that invest in real estate or interests therein (e.g. real estate investment trusts), (c) invest in securities that are secured by real estate or interests therein, (d) purchase and sell mortgage-related securities, (e) hold and sell real estate acquired by the Fund as a result of the ownership of securities and (f) invest in real estate limited partnerships;

      7. will not invest in commodities or commodity contracts, except that the Fund may invest in currency and financial instruments and contracts that are commodities or commodity contracts; and

      8. with respect to 75% of a Fund's total assets, except Global Health Fund and Global Technology Fund, will not purchase securities of an issuer (other than cash, cash items or securities issued or guaranteed by the U.S. Government, its agencies, instrumentalities or authorities), if

      (a) such purchase would cause more than 5% of the Fund's total assets taken at market value to be invested in the securities of such issuer; or

      (b) such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.

SMALLCAP GROWTH FUND

      The Fund:

      1. will not purchase securities on margin or otherwise borrow money or issue senior securities, except that the Fund, in accordance with its investment objectives and policies, may purchase securities on a when-issued and delayed delivery basis, within the limitations set forth in the Prospectus and Statement of Additional Information. The Fund may also obtain such short-term credit as it needs for the clearance of securities transactions, and may borrow from banks, for the account of the Fund, as a temporary measure to facilitate redemptions (but not for leveraging or investment) an amount that does not exceed 10% of the value of the Fund's total assets. No additional investment securities may be purchased by the Fund while outstanding borrowings exceed 5% of the value of the Fund's total assets;

      2. will not mortgage, pledge or hypothecate its assets, except in an amount not exceeding 10% of the value of its total assets to secure temporary or emergency borrowing;

      3. will not invest in commodities or commodity contracts, other than for hedging purposes only;

      4. will not act as an underwriter of securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed an underwriter under applicable laws;

      5. will not participate on a joint or a joint and several basis in any securities trading account;

      6. will not invest in real estate, except the Fund may invest in securities issued by companies owning real estate or interests therein;

      7. will not make loans to other persons. Repurchase agreements, the lending of securities and the acquiring of debt securities in accordance with the Prospectus and Statement of Additional Information are not considered to be "loans" for this purpose;

      8. will not concentrate its investments in any particular industry, except that (i) it may invest up to 25% of the value of its total assets in any particular industry, and (ii) there is no limitation with respect to investments in obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities. As to utility companies, gas, electric, water and telephone companies will be considered as separate industries. As to finance companies, the following categories will be considered as separate industries: (a) captive automobile finance, such as General Motors Acceptance Corp. and Ford Motor Credit Corp.; (b) captive equipment finance companies, such as Honeywell Finance Corporation and General Electric Credit Corp.; (c) captive retail finance companies, such as Macy Credit Corp. and Sears Roebuck Acceptance Corp.; (d) consumer loan companies, such as Beneficial Finance Corporation and Household Finance Corporation; (e) diversified finance companies such as CIT Financial Corp., Commercial Credit Corporation and Borg Warner Acceptance Corp.; and (f) captive oil finance companies, such as Shell Credit, Inc., Mobil Oil Credit Corp. and Texaco Financial Services, Inc.;

      9. will not purchase from or sell to any officer, director, or employee of the Company, or the Fund's adviser or underwriter, or any of their officers or directors, any securities other than shares of the Fund's common stock; and

      10. will not make short sales, except for sales "against the box." While a short sale is made by selling a security the Fund does not own, a short sale is "against the box" to the extent that the Fund contemporaneously owns or has the right to obtain securities identical to those sold short at no added cost.


      For each Fund, and except for the limitations on borrowing from banks, if the above percentage restrictions are adhered to at the time of investment, a later increase or decrease in such percentage resulting from a change in values of securities or amount of net assets is not a violation of any of the foregoing restrictions.


B. NON-FUNDAMENTAL INVESTMENT RESTRICTIONS OF THE FUNDS.

      The following restrictions are designated as non-fundamental and may be changed by the board of directors without the approval of shareholders.

      Each Fund may not:

      1. Pledge, mortgage or hypothecate its assets, except to the extent required to secure permitted borrowings. This investment restriction shall not apply to any required segregated account, securities lending arrangements or other assets in escrow and collateral arrangements with respect to margin for futures contracts and related options.

      2. Purchase any securities on margin (except that a Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities). The deposit or payment by a Fund of initial or maintenance margin in connection with futures contracts or related options transactions is not considered the purchase of a security on margin.

      3. Purchase securities while outstanding borrowings exceed 5% of a Fund's total assets, except for temporary or emergency purposes. Reverse repurchase agreements, dollar rolls, securities lending, or other investments or transactions described in the Fund's registration statement are not deemed to be borrowings for purposes of this restriction.

      4. Sell securities short except for short sales against the box.

      5. Invest more than 20% of the value of its total assets (net assets in the case of Inflation Plus Fund) in the securities of foreign issuers (40% for Inflation Plus Fund, 30% for High Yield Fund and Total Return Bond Fund and 25% for Income Fund and Short Duration Fund) and non-dollar securities (40% for Inflation Plus Fund, 25% for Income Fund and 10% for High Yield Fund and Total Return Bond Fund). This policy does not apply to the Money Market Fund or to Funds with the words Global or International in their name.

      6. Except for the Inflation Plus Fund and Money Market Fund, invest more than 15% of the Fund's net assets in illiquid securities (10% for the Inflation Plus Fund and Money Market Fund).

      7. Enter into a stock index futures contract (by exercise of any option or otherwise) or acquire any options thereon, if immediately thereafter, the total of the initial margin deposits required with respect to all open futures positions, at the time such positions were established, plus the sum of the premiums paid for all unexpired options on stock index futures contracts would exceed 5% of the value of the Fund's total assets.

      For each Fund, if the above percentage restrictions are adhered to at the time of investment, a later increase or decrease in such percentage resulting from a change in values of securities or amount of net assets is not a violation of any of the foregoing restrictions.

C. NON-FUNDAMENTAL TAX RESTRICTIONS OF THE FUNDS

      Each Fund must:

      1. Maintain its assets so that, at the close of each quarter of its taxable year,

      (a) at least 50 percent of the fair market value of its total assets is comprised of cash, cash items, U.S. Government securities, securities of other regulated investment companies and other securities limited in respect of any one issuer to no more than 5 percent of the fair market value of the Fund's total assets and 10 percent of the outstanding voting securities of such issuer,

      (b) no more than 25 percent of the fair market value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies) or of two or more issuers controlled by the Fund and engaged in the same, similar, or related trades or businesses.

      These tax-related limitations are subject to cure provisions under applicable tax laws and may be changed by the board of directors to the extent appropriate in light of changes to applicable tax law requirements.

D. MISCELLANEOUS INVESTMENT STRATEGIES AND RISKS

      The investment objective and principal investment strategies for each Fund are discussed in the Fund's prospectuses. A further description of certain investment strategies used by various Funds is set forth below. The percentage limits described in the sections below are based on market value and are determined as of the time securities are purchased.

      Certain descriptions in each prospectus and this SAI of a particular investment practice or technique in which the Funds may engage or a financial instrument which the Funds may purchase are meant to describe the spectrum of investments that a Fund's subadviser, in its discretion, might, but is not required to, use in managing the Fund's portfolio assets in accordance with the Fund's investment objective, policies and restrictions. The subadviser, in its discretion, may employ such practice, technique or instrument for one or more Funds, but not for all Funds for which it serves as subadviser. It is possible that certain types of financial instruments or techniques may not be available, permissible or effective for their intended purposes in all markets.

      MONEY MARKET INSTRUMENTS AND TEMPORARY INVESTMENT STRATEGIES In addition to the Money Market Fund, which may hold cash and invest in money market instruments at any time, all other Funds may hold cash and invest in high quality money market instruments under appropriate circumstances as determined by HIMCO or Wellington Management, subject to the overall supervision of HIFSCO. The Funds may invest up to 100% of their total assets in cash or money market instruments only for temporary defensive purposes.

      Money market instruments include, but are not limited to: (1) banker's acceptances; (2) obligations of governments (whether U.S. or foreign) and their agencies and instrumentalities; (3) short-term corporate obligations, including commercial paper, notes, and bonds; (4) other short-term debt obligations; (5) obligations of U.S. banks, foreign branches of U.S. banks (Eurodollars), U.S. branches and agencies of foreign banks (Yankee dollars), and foreign branches of foreign banks; (6) asset-backed securities; and (7) repurchase agreements.

      REPURCHASE AGREEMENTS A repurchase agreement is an agreement by which the seller of a security agrees to repurchase the security sold at a mutually agreed upon time and price. It may also be viewed as the loan of money by a Fund to the seller. The resale price by the Fund would be in excess of the purchase price, reflecting an agreed upon market interest rate.

      Each Fund is permitted to enter into fully collateralized repurchase agreements. Each Company's board of directors has delegated to HIMCO and Wellington Management the responsibility of evaluating the creditworthiness of the banks and securities dealers with which the Funds will engage in repurchase agreements.

      HIMCO or Wellington Management will monitor such transactions to ensure that the value of underlying collateral will be at least equal at all times to the total amount of the repurchase obligation, including the accrued interest. If the seller defaults, a Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of sale including accrued interest are less than the resale price provided in the agreement including interest. In the event the seller commences bankruptcy proceedings, a court may characterize the transaction as a loan. If a Fund has not perfected a security interest in the security, the Fund may be required to return the security to the seller's estate and be treated as an unsecured creditor. As an unsecured creditor, the Fund could lose some or all of the principal and interest involved in the transaction.

      REVERSE REPURCHASE AGREEMENTS Each Fund may also enter into reverse repurchase agreements. Reverse repurchase agreements involve sales by a Fund of portfolio assets concurrently with an agreement by a Fund to repurchase the same assets at a later date at a fixed price. Reverse repurchase agreements carry the risk that the market value of the securities which a Fund is obligated to repurchase may decline below the repurchase price. A reverse repurchase agreement is viewed as a collateralized borrowing by a Fund. Borrowing magnifies the potential for gain or loss on the portfolio securities of a Fund and, therefore, increases the possibility of fluctuation in a Fund's net asset value.


      INFLATION-PROTECTED DEBT SECURITIES Each Fund, except Tax-Free California Fund, Tax-Free Minnesota Fund, Tax- Free National Fund and Tax-Free New York Fund, may invest in inflation-protected debt securities. Inflation-protected debt securities are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the security. Most other issuers pay out the inflation accruals as part of a semiannual coupon.


      If the periodic adjustment rate measuring inflation falls, the principal value of inflation-protected debt securities will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original security principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-protected debt securities, even during a period of deflation. However, the current market value of the securities is not guaranteed, and will fluctuate. The Funds may also invest in other inflation related securities which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the security repaid at maturity may be less than the original principal.

      While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the security's inflation measure.

      The periodic adjustment of U.S. inflation-protected debt securities is tied to the Consumer Price Index for Urban Consumers ("CPI-U"), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is an index of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-protected debt securities issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

      Any increase in the principal amount of an inflation-protected debt security will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

      DEBT SECURITIES Each Fund is permitted to invest in debt securities including: (1) securities issued or guaranteed as to principal or interest by the U.S. Government, its agencies or instrumentalities, (2) non-convertible debt securities issued or guaranteed by U.S. corporations or other issuers (including foreign issuers), (3) asset-backed securities (except for Tax-Free California Fund, Tax-Free Minnesota Fund, Tax-Free National Fund and Tax-Free New York
Fund), (4) mortgage-related securities, including collateralized mortgage obligations ("CMO's") (except for Tax-Free California Fund, Tax-Free Minnesota Fund, Tax-Free National Fund and Tax-Free New York Fund), (5) securities issued or guaranteed as to principal or interest by a foreign issuer, including supranational entities such as development banks, non-U.S. corporations, banks or bank holding companies, or other foreign issuers (except for Tax-Free California Fund, Tax-Free Minnesota Fund, Tax-Free National Fund and Tax-Free New York Fund)), and (6) commercial mortgage-backed securities (except for Tax-Free California Fund, Tax-Free Minnesota Fund, Tax-Free National Fund and Tax-Free New York Fund).

      INVESTMENT GRADE DEBT SECURITIES The Money Market Fund is permitted to invest only in high quality, short term instruments as determined by Rule 2a-7 under the 1940 Act. Each of the other Funds is permitted to invest in debt securities rated within the four highest rating categories (e.g., "Aaa", "Aa", "A" or "Baa" by Moody's Investors Service, Inc. ("Moody's") or "AAA", "AA", "A" or "BBB" by Standard and Poor's Corporation ("S&P") (or, if unrated, securities of comparable quality as determined by HIMCO or Wellington Management). These securities are generally referred to as "investment grade securities." Each rating category has within it different gradations or sub-categories. If a Fund is authorized to invest in a certain rating category, the Fund is also permitted to invest in any of the sub-categories or gradations within that rating category. If a security is downgraded to a rating category which does not qualify for investment, HIMCO or Wellington Management will use its discretion on whether to hold or sell based upon its opinion on the best method to maximize value for shareholders over the long term. Debt securities carrying the fourth highest rating (e.g., "Baa" by Moody's and "BBB" by S&P), and unrated securities of comparable quality (as determined by HIMCO or Wellington Management) are viewed to have adequate capacity for payment of principal and interest, but do involve a higher degree of risk than that associated with investments in debt securities in the higher rating categories and such securities lack outstanding investment characteristics and do have speculative characteristics. To the extent that a Fund invests in higher-grade securities, the Fund may not be able to avail itself of opportunities for higher income which may be available at lower grades.


      HIGH YIELD-HIGH RISK DEBT SECURITIES The Total Return Bond Fund is permitted to invest up to 30% of its total assets in securities rated in the highest level below investment grade (e.g., "Ba" for Moody's or "BB" by S&P), or if unrated, securities determined to be of comparable quality by HIMCO. The Income Fund, Inflation Plus Fund, International Small Company Fund, Tax-Free California Fund, Tax-Free Minnesota Fund, Tax-Free National Fund and Tax-Free New York Fund are permitted to invest up to 40%, 20%, 15%, 20%, 20%, 20% and 20%, respectively, of their total assets (net assets in the case of Inflation Plus Fund) in fixed income securities rated "Ba" or lower by Moody's, "BB" or lower by S&P or "BB" or lower by Fitch or of comparable quality if not rated. Although the High Yield Fund is permitted to invest up to 100% of its total assets in securities rated below investment grade, no more than 10% of total assets will be invested in securities rated below "B3" by Moody's or "B-" by S&P, or if unrated, determined to be of comparable quality by HIMCO. Each of the other Funds, except Money Market Fund, Short Duration Fund and U.S. Government Securities Fund, is permitted to invest up to 5% of its total assets in fixed income securities rated as low as "C" by Moody's or "CC" by S&P or of comparable quality if not rated.


      Securities rated below investment grade are commonly referred to as "high yield-high risk debt securities" or "junk bonds". Each rating category has within it different gradations or sub-categories. For instance the "Ba" rating for Moody's includes "Ba3", "Ba2" and "Ba1". Likewise the S&P rating category of "BB" includes "BB+", "BB" and "BB-". If a Fund is authorized to invest in a certain rating category, the Fund is also permitted to invest in any of the sub-categories or gradations within that rating category. Descriptions of the debt securities ratings system, including their speculative characteristics attributable to each ratings category, are set forth as an appendix to this SAI. These securities generally entail greater risk (including the possibility of default or bankruptcy of the issuer), involve greater volatility of price and risk to principal and income, and may be less liquid than securities in higher rating categories. Securities in the highest category below investment grade are considered to be of poor standing and predominantly speculative. These securities are considered speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. Accordingly, it is possible that these types of factors could, in certain instances, reduce the value of securities held by a Fund with a commensurate effect on the value of a Fund's shares. If a security is downgraded to a rating category which does not qualify for investment, HIMCO or Wellington Management will use its discretion on whether to hold or sell based upon its opinion on the best method to maximize value for shareholders over the long term.

      MORTGAGE-RELATED SECURITIES The mortgage-related securities in which each Fund, except Tax-Free California Fund, Tax-Free Minnesota Fund, Tax-Free National Fund and Tax-Free New York Fund, may invest include interests in pools of mortgage loans made by lenders such as savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled for sale to investors (such as the Funds) by various governmental, government-related and private organizations. These Funds may also invest in similar mortgage-related securities which provide funds for multi-family residences or commercial real estate properties. When interest rates rise, mortgage prepayment rates tend to decline, thus lengthening the life of a mortgage-related security and increasing the price volatility of that security, affecting the price volatility of a Fund's shares.

      The value of these securities may be significantly affected by interest rates, the market's perception of the issuers and the creditworthiness of the parties involved. These securities may also be subject to prepayment risk and the risk that the underlying loans may not be repaid. The yield characteristics of the mortgage securities differ from those of traditional debt securities. Among the major differences are that interest and principal payments are made more frequently on mortgage securities, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other assets generally permit prepayment at any time. The risks associated with prepayment and the rate at which prepayment may occur are influenced by a variety of economic, geographic, demographic, social and other factors including interest rate levels, changes in housing needs, net equity built by mortgagors in the mortgaged properties, job transfers, and unemployment rates. If a Fund purchases these securities at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Conversely, if a Fund purchases these securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce, yield to maturity. Amounts available for reinvestment are likely to be greater during a period of declining interest rates and, as a result, are likely to be reinvested at lower interest rates than during a period of rising interest rates. Accelerated prepayments on securities purchased by a Fund at a premium also impose a risk of loss of principal because the premium may not have been fully amortized at the time the principal is repaid in full.

      The mortgage securities in which a Fund invests differ from conventional bonds in that principal is paid back over the life of the mortgage securities rather than at maturity. As a result, the holder of the mortgage securities (e.g., a Fund) receives monthly scheduled payments of principal and interest, and may receive unscheduled principal payments representing prepayments on the underlying mortgages. When the holder reinvests the payments and any unscheduled prepayments of principal it receives, it may receive a rate of interest which is lower than the rate on the existing mortgage securities. For this reason, mortgage securities are less effective than other types of U.S. Government securities as a means of "locking in" long-term interest rates.

      Mortgage-related securities may be composed of one or more classes and may be structured either as pass-through securities or collateralized debt obligations. Multiple-class mortgage-related securities are referred to herein as "CMOs." Some CMOs are directly supported by other CMOs, which in turn are supported by mortgage pools. Investors typically receive payments out of the interest and principal on the underlying mortgages. The portions of these payments that investors receive, as well as the priority of their rights to receive payments, are determined by the specific terms of the CMO class. CMOs involve special risk and evaluating them requires special knowledge.

      CMO classes may be specially structured in a manner that provides any of a wide variety of investment characteristics, such as yield, effective maturity and interest rate sensitivity. As market conditions change, however, and particularly during periods of rapid or unanticipated changes in market interest rates, the attractiveness of the CMO classes and the ability of the structure to provide the anticipated investment characteristics may be significantly reduced. These changes can result in volatility in the market value, and in some instances reduced liquidity, of the CMO class.

      Certain classes of CMOs and other mortgage-related securities are structured in a manner that makes them extremely sensitive to changes in prepayment rates. Interest-only ("IO") and principal-only ("PO") classes are examples of this. IOs are entitled to receive all or a portion of the interest, but none (or only a nominal amount) of the principal payments, from the underlying mortgage assets. If the mortgage assets underlying an IO experience greater than anticipated principal prepayments, then the total amount of interest payments allocable to the IO class, and therefore the yield to investors, generally will be reduced. In some instances, an investor in an IO may fail to recoup all of his or her initial investment, even if the security is government issued or guaranteed or is rated AAA or the equivalent. Conversely, PO classes are entitled to receive all or a portion of the principal payments, but none of the interest, from the underlying mortgage assets. PO classes are purchased at substantial discounts from par, and the yield to investors will be reduced if principal payments are slower than expected. Some IOs and POs, as well as other CMO classes, are structured to have special protections, however, normally are effective only within certain ranges of prepayment rates and thus will not protect investors in all circumstances. Inverse floating rate CMO classes also may be extremely volatile. These classes pay interest at a rate that decreases when a specified index of market rates increases.

      ASSET-BACKED SECURITIES Each Fund, except Tax-Free California Fund, Tax-Free Minnesota Fund, Tax-Free National Fund and Tax-Free New York Fund, may invest in asset-backed securities. The securitization techniques used for asset-backed securities are similar to those used for mortgage-related securities. The collateral for these securities has included home equity loans, automobile and credit card receivables, boat loans, computer leases, airplane leases, mobile home loans, recreational vehicle loans and hospital accounts receivables. These Funds may invest in these and other types of asset-backed securities that may be developed in the future. These securities may be subject to the risk of prepayment or default. Not all asset-backed securities have the benefit of a security interest in the underlying asset. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed, thereby reducing the balance due. The ability of an issuer of asset-backed securities to enforce its security interest in the underlying securities may be limited, and recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.


      MUNICIPAL SECURITIES Money Market Fund, Tax-Free California Fund, Tax-Free Minnesota Fund, Tax-Free National Fund and Tax-Free New York Fund may invest in municipal securities. Municipal securities include primarily debt obligations of the states, their agencies, universities, boards, authorities and political subdivisions (for example, cities, towns, counties, school districts, authorities and commissions) issued to obtain funds for various public purposes, including the construction or improvement of a wide range of public facilities such as airports, bridges, highways, hospitals, housing, jails, mass transportation, nursing homes, parks, public buildings, recreational facilities, school facilities, streets and water and sewer works. Other public purposes for which municipal securities may be issued include the refunding of outstanding obligations, the anticipation of taxes or state aids, the payment of judgments, the funding of student loans, community redevelopment, district heating, the purchase of street maintenance and firefighting equipment, or any authorized corporate purpose of the issuer except for the payment of current expenses. In addition, certain types of industrial development bonds may be issued by or on behalf of public corporations to finance privately operated housing facilities, air or water pollution control facilities and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal. Such obligations are included within the term municipal securities if the interest payable thereon is, in the opinion of bond counsel, exempt from federal income taxation and, for the Tax-Free California Fund, State of California income taxation (excluding excise taxes imposed on corporations and banks and measured by income), for the Tax-Free Minnesota Fund, State of Minnesota income taxation (excluding excise taxes imposed on corporations and banks and measured by income) and for the Tax-Free New York Fund, State of New York and New York City income taxation (excluding excise taxes imposed on corporations and banks and measured by income), but may include securities which pay interest income subject to the alternative minimum tax. Other types of industrial development bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial, commercial or office facilities constitute municipal securities, although current federal income tax laws place substantial limitations on the size of such issues.

      The two principal classifications of municipal securities are general obligation bonds and limited obligation (or revenue) bonds. General obligation bonds are obligations involving credit of an issuer possessing taxing power and are payable from the issuer's general unrestricted revenues and not from any particular fund or revenue source. The characteristics and methods of enforcement of general obligation bonds vary according to the law applicable to the particular issuer. Limited obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a specific revenue source, such as the user of the facility. Industrial development bonds are in most cases limited obligation bonds payable solely from specific revenues of the project to be financed, pledged to their payment. The credit quality of industrial development bonds is usually directly related to the credit standing of the user of the facilities (or the credit standing of a third-party guarantor or other credit enhancement participant, if any). There are, of course, variations in the quality of municipal securities, both within a particular classification and between classifications, depending on various factors. (See Appendix.) Tax-Free California Fund, Tax-Free Minnesota Fund, Tax-Free National Fund and Tax-Free New York Fund do not currently intend to invest in so-called "moral obligation" bonds, where repayment is backed by a moral commitment of an entity other than the issuer, unless the credit of the issuer itself, without regard to the moral obligation, meets the investment criteria established for investments by the Fund.

      The yields on municipal securities are dependent on a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions of the municipal securities market, the size of a particular offering, the maturity of the obligation and the rating of the issue. The ratings of the various rating agencies represent their opinions as to the quality of the municipal securities which they undertake to rate. It should be emphasized, however, that ratings are general, not absolute, standards of quality. Consequently, municipal securities of the same maturity, interest rate and rating may have different yields, while municipal securities of the same maturity and interest rate with different ratings may have the same yield.

      As a fundamental policy, neither Tax-Free California Fund, Tax-Free Minnesota Fund, Tax-Free National Fund or Tax-Free New York Fund will invest more than 25% of its total assets in limited obligation bonds payable only from revenues derived from facilities or projects within a single industry. As to utility companies, gas, electric, water and telephone companies will be considered as separate industries. For this purpose, municipal bonds refunded with U.S. Government securities will be treated as investments in U.S. Government securities, and are not subject to this requirement or the 5% diversification requirement under the 1940 Act. These refunded municipal bonds will however be counted toward the policy that each of Tax-Free California Fund, Tax-Free Minnesota Fund, Tax-Free National Fund and Tax-Free New York Fund must invest at least 80% of the value of its assets in investments the income from which is exempt from federal income tax and, with respect to Tax-Free California Fund, Tax-Free Minnesota Fund and Tax-Free New York Fund, the income tax of California, Minnesota or New York State and New York City, respectively. For this policy, "assets" means net assets plus the amount of any borrowings for investment purposes.

      Securities in which the Tax-Free California Fund, Tax-Free Minnesota Fund, Tax-Free National Fund and Tax-Free New York Fund may invest, including municipal securities, are subject to the provisions of bankruptcy, insolvency, reorganization and other laws affecting the rights and remedies of creditors, such as the federal Bankruptcy Code and laws, if any, which may be enacted by Congress or the California, Minnesota and New York legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations. There is also the possibility that, as a result of litigation or other conditions the power or ability of issuers to meet their obligations for the payment of interest on and principal of their municipal securities may be materially affected.

      For the purpose of diversification under the 1940 Act, the identification of the issuer of a municipal security depends on the terms and conditions of the security. If a state or a political subdivision of such state pledges its full faith and credit to payment of a security, the state or the political subdivision, respectively, will be deemed the sole issuer of the security. If the assets and revenues of an agency, authority or instrumentality of the state or a political subdivision are separate from those of the state or political subdivision and the security is backed only by the assets and revenues of the agency, authority or instrumentality, such agency, authority or instrumentality will be deemed to be the sole issuer. Moreover, if the security is backed only by revenues of an enterprise or specific projects of the state, a political subdivision or agency, authority or instrumentality, such as utility revenue bonds, and the full faith and credit of the governmental unit is not pledged to the payment thereof, such enterprise or projects will be deemed the sole issuer. Similarly, in the case of an industrial development bond, if that bond is backed only by certain revenues to be received from the non-governmental user of the project financed by the bond, then such non-governmental user will be deemed to be the sole issuer. If, however, in any of the above cases, the state, the political subdivision or some other entity guarantees a security, and the value of all securities issued or guaranteed by the guarantor and owned by a Fund exceeds 10% of the value of the Fund's total assets, the guarantee will be considered a separate security and will be treated as an issue of the guarantor.

      SPECIAL CONSIDERATIONS RELATING TO CALIFORNIA MUNICIPAL SECURITIES

      GENERAL

      The following information is a brief summary of certain factors affecting the economy and the fiscal situation of the State of California (for purposes of this section only, the "State"), and it does not purport to be a complete description of such factors. It is intended to provide a recent historical description, and is not a discussion of specific factors that may affect any particular issuer of California municipal securities. This information is not intended to indicate continuing or future trends in the condition, financial or otherwise, of the State. The creditworthiness of obligations issued by a local California municipal securities issuer may be unrelated to the creditworthiness of obligations issued by the State, and there is no obligation on the part of the State to make payment on such local obligations in the event of default by local California municipal securities issuers. For purposes of this section only, The Hartford Tax-Free California Fund may be referred to as the "Fund."

      Because the Fund expects to concentrate its investments in California municipal securities, it will be susceptible to a number of complex factors affecting the issuers of such securities, including national and local political, economic, social, environmental and regulatory policies and conditions. In particular, certain California constitutional amendments, legislative measures, executive orders, administrative regulations and voter initiatives, as described below, could affect the market values and marketability of, or result in the default of, existing obligations that might be held by the Fund. State or local government obligations, as well as interest income to the Fund, may also be affected by budgetary pressures affecting the State and economic conditions in the State. The Fund cannot predict whether or to what extent such factors or other factors may affect issuers of California municipal securities, the market value or marketability of such securities or the ability of the respective issuers of such securities to pay interest on, or principal of, such securities.

      The following summary is based primarily upon information drawn from official statements relating to securities offerings of the State, its agencies or instrumentalities, as available as of the date of this Statement of Additional Information. The information has not been updated, however, from that provided by the State. It does not represent a complete analysis of every material fact affecting the State's or its municipalities' debt obligations. The Fund has not independently verified the information contained in such official statements and other publicly available documents, and will not update it during the year.

      ECONOMIC FACTORS

      California's economy, the largest among the 50 states and one of the largest in the world, has major components in high-technology, trade, entertainment, agriculture, manufacturing, tourism, construction and services. In the early 1990's, California suffered the most severe recession in the State since the 1930's, with significant job losses (particularly in the aerospace, other manufacturing, services and construction industries).

      Following a severe recession beginning in 1990, the State's financial condition improved markedly during the fiscal years starting in 1995-96, due to a combination of better than expected revenues, slowdown in growth of


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social welfare programs, and continued spending restraint based on actions taken in earlier years. The State's cash position also improved, and no external deficit borrowing occurred over the end of the last five fiscal years.

      The State's economy grew strongly during the fiscal years beginning in 1995-96, and, as a result, the General Fund of the State Treasury (the "General Fund") took in substantially greater tax revenues than were initially planned when the budgets were enacted. These additional funds were largely directed to school spending as mandated by Proposition 98 (see "Constitutional, Legislative and Other Factors" below), to make up shortfalls from reduced federal health and welfare aid in 1995-96 and 1996-97 and to fund new program initiatives, including education spending above Proposition 98 minimums, tax reductions, aid to local governments and infrastructure expenditures.

      During 2000, California's growth continued to outpace the nation by a wide margin; however, the State was not immune to a nationwide slowdown in economic activity. U.S. economic growth was slower than expected in the first half of 2001, and the California economy began to slow in the spring of 2001. The State finally showed the impact of the national recession, coupled with a cyclical downturn in the high-technology sector and entered a mild recession. A series of reports after the start of the 2001-02 fiscal year indicated that both the national and the State economies have been in a recession starting in 2001.

      The terrorist attacks on September 11, 2001 further weakened the economy. As with the nation, California's economic slowdown, exacerbated by the terrorist attacks, led to major layoffs in the air transportation and other travel related industries within the State. It is not possible to project how much the State's economy may be further affected as a result of the attacks.

      The slowdown has been most pronounced in the State's high-tech sector and tourism industry. State unemployment rose from 4.5 percent in February 2001 to 6 percent in December 2001. The State's job losses were concentrated in the San Francisco Bay Area, home to many of the State's dot-coms and high-tech firms. Unemployment also rose in Southern California and Sacramento County but much more moderately. The slowdown in the California economy, combined with weakness in the stock market, has resulted in a dramatic decline in State revenues compared to revenues previously projected.

      CURRENT STATE BUDGETS

      The discussions below of fiscal year 2001-02 and 2002-03 budgets are based on estimates and projections of revenues and expenditures for the current fiscal year as supplied by the State, and must not be construed as statements of fact. These estimates and projections are based upon various assumptions as updated in the proposed 2002-03 Governor's Budget, which may be affected by numerous factors, including future economic conditions in the State and the nation, and the State indicates that there can be no assurances that these estimates will be achieved.

      Fiscal Year 2001-02 Budget

      Background. The 2001-02 Governor's Budget released on January 10, 2001 (the "2001-02 Governor's Budget") estimated 2001-02 General Fund revenues and transfers to be about $79.4 billion and proposed $82.9 billion in expenditures, utilizing a portion of the surplus expected from 2000-01. The Governor proposed budget reserves in 2001-02 of $2.4 billion, including $500 million for unplanned litigation costs.

      These estimates were further updated by the 2001 May Revision to the Governor's Budget (the "2001 May Revision"), and at the time of adoption of the 2001 Budget Act in July 2001. The 2001 May Revision disclosed a reversal of the recent General Fund financial trend, as a result of the slowdown in economic growth in the State starting in the first quarter of 2001 and most particularly, the steep drop in stock market levels since early 2000. The 2001 Budget Act projected General Fund revenues in 2001-02 would be about $75.1 billion, a drop of $2.9 billion from revised 2000-01 estimates. Most of the drop was attributed to the personal income tax, which reflected both slower job and wage growth and a severe decline in capital gains and stock option income, which is included in personal income tax statistics.

      Fiscal Year 2001 Budget Act. The 2001 Budget Act was signed by the Governor on July 26, 2001, almost four weeks after the start of the fiscal year. The Governor vetoed almost $500 million of General Fund expenditures from the budget passed by the Legislature. The spending plan for 2001-02 included General Fund expenditures of $78.8 billion, a reduction of $1.3 billion from the prior year. The spending plan utilized more than half of the budget surplus as of June 30, 2001, but still left a projected balance in the Special Fund for Economic Uncertainties ("SFEU") at June 30, 2002 of $2.6 billion, the largest appropriated reserve in State history. The 2001 Budget Act assumed that, during the course of the fiscal year, the $6.2 billion advanced by the General Fund to the Department of Water Resources of the State (the "DWR") for power purchases would be repaid with interest. (See "California Energy Matters" below.)

      The 2001 Budget Act also included Special Fund expenditures of $21.3 billion and Bond Fund expenditures of $3.2 billion. The State issued $5.7 billion of revenue anticipation notes on October 4, 2001 as part of its cash management program.

      Some of the important features of the 2001 Budget Act were the following:

1. Proposition 98 per pupil spending was increased by 4.9 percent. Total General Fund spending of $32.4 billion for K-12 education fully funds enrollment and cost of living increases and also provides additional funding for a number of programs, such as teacher and principal training programs, instructional and student achievement improvement programs, energy cost assistance, and high-tech high schools.

2. Higher education funding was increased to allow for enrollment increases at both the University of California and the California State University system with no fee increases. Additional funding was also provided for 3 percent student growth at community colleges.

3. Health and human services generally were fully funded for anticipated caseload growth. The 2001 Budget Act adopted an Administration proposal to utilize $402 million of tobacco litigation settlement payments to fund certain health programs.

4. In addition to $4.3 billion of continuing tax relief, the 2001 Budget Act contained about $125 million in new General Fund tax relief, primarily for senior citizens property tax assistance and certain new tax credits aimed at rural areas and agricultural equipment. As noted above, the Legislature modified the law permitting a 0.25 percent cut in the state sales tax rate if the General Fund reserve exceeds three percent of revenues in the current fiscal year. This change was not expected to impact the 2001-02 fiscal year.

5. The 2001 Budget Act altered the six-year transportation-funding plan started in the 2000-01 fiscal year. The Legislature postponed for two years the transfer of sales taxes on gasoline to support transportation programs, and this transfer will take place during the 2003-04 to 2007-08 fiscal years. As a result, $2.5 billion of these sales tax revenues will remain in the General Fund over the 2001-02 and 2002-03 fiscal years. To allow all current projects to remain on schedule through 2002-03, the legislation authorized certain internal loans from other transportation accounts. Part of the Budget Act compromise was an agreement to place on the March 2002 statewide ballot a constitutional amendment which would make permanent, after 2007-08, the dedication of sales taxes on gasoline to transportation purposes. This measure was approved by voters.

6. The 2001 Budget Act provided significant assistance to local governments including $232.6 million for the Citizens' Option for Public Safety ("COPS") and county juvenile justice crime prevention programs, $209 million for mental health and social services, $154 million for street and road maintenance, $124 million for various public safety programs and $34 million for environmental protection.

      Fiscal Year 2002-03 Budget

      Background. When the Governor released his proposed 2002-03 Governor's Budget in January 2002, the Administration projected a fall-off in General Fund revenues due to the national economic recession combined with the stock market decline, which began in mid-2000. Personal income tax receipts, which include stock option and capital gains realizations, are particularly impacted by the slowing economy and stock market decline. As a result, that Administration projected a combined budget gap for 2001-02 and 2002-03 of approximately $12.5 billion.

      The 2002-03 Governor's Budget projected revenues from the three largest sources of tax revenue (personal income, sales and use and corporation) to be about $64.9 billion in 2001-02. This is more than $5 billion lower than projected in the 2001 Budget Act and more than $7 billion lower than the final estimates for 2000-01. Most of the decline in projected tax revenues is attributable to the personal income tax. Total revenues and transfers, projected to be $77.1 billion in 2001-02, include the receipt of $6.6 billion from the sale of DWR Revenue Bonds and other sources to repay General Fund loans with interest (see "California Energy Matters" below). Every effort is being made to sell the bonds as quickly as possible; however, as of April 2002, the exact timing of this bond sale was still uncertain. The 2002-03 Governor's Budget projected major tax revenues of $71.3 billion and total revenues and transfers of $79.3 billion for 2002-03.

      The Administration proposed the following major actions to close the $12.5 billion budget gap for the two fiscal years:


1. Expenditure reductions in the 2001-02 and 2002-03 fiscal years (from currently budgeted and projected expenditures based on current programs) totaling about $5.2 billion (of which approximately $2.3 billion, for the 2001-02 fiscal year, have already been approved by the Legislature). This includes the proposals made by the Governor in November 2001, which were substantially enacted by the Legislature.


2. Funding shifts from the General Fund to other sources, including bond funds and special funds, totaling $586 million.

3. Anticipated increases in federal funding for health and human services programs, security/bioterrorism and other areas totaling about $1.1 billion.

4. Interfund loans, accelerations and transfers totaling $5.6 billion. The largest portion of this category is the receipt of $2.4 billion in 2002-03 from the securitization (sale) of a portion of the State's future receipt of payments from tobacco companies from the settlement of litigation against those companies. About $672 million is from a loan from transportation funds. The 2002-03 Governor's Budget initially included over $800 million in savings from the deferral of payments to State pension funds. Subsequently, the Administration removed that proposal in favor of implementation of a debt restructuring plan which is estimated to save about $840 million.

      In February 2002, the State's Legislative Analyst released an annual report on the Governor's Budget proposals. The report projected that revenues from December 1, 2001 through June 30, 2003 would be about $3.9 billion lower than the 2002-03 Governor's Budget estimates, and that expenditures would be about $1.1 billion higher, than the estimates in the 2002-03 Governor's Budget. As a result, the budget gap could be up to $5.5 billion higher than the Administration estimated.

      Despite the challenge represented by the severe revenue decline and the budget gap, the 2002-03 Governor's Budget contained the following major components:

1. Funding for K-12 schools at the minimum requirement under Proposition 98, with statutory growth and cost of living adjustments. Total Proposition 98 expenditures for education would be about $7,058 per pupil.

2. In view of budget constraints, support for higher education will have less growth than in recent years.

3. The Governor proposed a total of $30 billion in new general obligation bonds for local school construction and higher education facilities to be included in amounts of $10 billion each on the 2002, 2004 and 2006 statewide ballots. Almost all of the last voted bond authorization, $9.2 billion approved in 1998, has been allocated.

4. Youth and adult corrections expenditures will be reduced by 1.8 percent from the previous year, reflecting slowing inmate growth. Health and human services will be increased by 3.3 percent, reflecting rising caseloads expected in a recessionary period and an expansion of Medi-Cal benefits. Combined expenditures for other programs, such as transportation, resources, environmental protection, general government and tax relief, will be reduced by 5 percent in the aggregate. Many capital outlay projects currently funded out of the General Fund are proposed to be funded with bond funding.

5. The 2002-03 Governor's Budget proposes action by the Legislature to conform State tax laws to recent changes in federal tax law. This is estimated to increase revenues by $178 million in 2002-03, but lower revenues in subsequent years. The 2002-03 Governor's Budget does not propose any new taxes or modifications to the tax relief enacted in the past several years. It also does not propose reductions to existing programs supporting local governments or organic changes in local government financing.

      The 2002 May Revision to the Governor's 2002-03 Budget (the "2002 May Revision") addressed the projected $23.6 billion gap between expenditures and revenues through the 2002-03 fiscal year. In addition to the $12.5 billion gap identified in the 2002-03 Governor's Budget, the 2002 May Revision proposed adjustments to address an expected additional $9.5 billion revenue loss, and $1.6 billion in additional cost pressures. The 2002 May Revision stated that it proposed to address the shortfall through a combination of spending reductions and revenue proposals, as well as the maximum fiscally responsible level of fund shifts, loans, accelerations, transfers and deferrals. The 2002 May Revision eliminated an additional 4,000 state government positions. It further estimated that General Fund revenues were expected to be below the 2002-03 Governor's Budget by $3.3 billion in 2001-02 and $0.7 billion in 2002-03.

      In May 2002, the State's Legislative Analyst issued a report indicating the 2002 May Revision provided a credible framework for addressing the budget shortfall facing the State in 2002-03. The report indicated the State still likely has underlying future budget problems beyond 2002-03, depending on how the State's economy and revenues perform over the next year.

      Fiscal Year 2002 Budget Act. The 2002-03 Budget Act ("2002 Budget Act") was signed by the Governor on September 5, 2002. The $98.9 billion State spending plan reduced General Fund spending for only the third time in 50 years, cutting $7.5 billion in State spending. The Governor vetoed $219 million General Fund expenditures from the 2002-03 budget passed by the Legislature.

      Although the State's strong economy had produced record revenues in past years, the State's budget faces several years of significant constraints due to weaker economic conditions, and it continues to be affected by mandated spending on education, social needs of a growing population with many immigrants, and a large prison population. These factors, which limit State spending growth, also limit the growth at the local government level. There can be no assurances that, if economic conditions weaken, or other factors intercede, the State will not experience budget gaps in the future.

      POWER SUPPLY PROGRAM

      Development of the Power Supply Program

      In January, 2001, the Governor determined that the electricity available from California's utilities was insufficient to prevent widespread and prolonged disruption of electric service in California and declared a state of emergency to exist under the California Emergency Services Act. The Governor directed the DWR to enter into contracts and arrangements for the purchase and sale of electric power as necessary to assist in mitigating the effects of the emergency (the "Power Supply Program"). The Power Supply Program was further implemented under legislation enacted in 2001 (the "Power Supply Act") and orders of the California Public Utilities Commission ("CPUC").

      DWR sells electricity to approximately 10 million retail end-use customers in California ("Customers"). The Customers are also served by three investor-owned utilities, Pacific Gas and Electric Company ("PG&E"), Southern California Edison Company ("SCE") and San Diego Gas & Electric Company ("SDG&E") (collectively, the "IOUs"). DWR purchases power from wholesale suppliers under long-term contracts and in short-term and spot market transactions. DWR electricity is delivered to the Customers through the transmission and distribution systems of the IOUs and payments from the Customers are collected by the IOUs pursuant to servicing arrangements approved or ordered by the CPUC (see "CPUC Actions" below).

      The Power Supply Program is expected to supply the shortfall (the "net short") between the amount of electricity required by Customers and the amount of electricity furnished to Customers by the IOUs until December 31, 2002. The Administration and the CPUC are developing plans for the provision of the net short after 2002, including plans to enable the IOUs to be able to furnish the portion of the net short not provided by DWR's long-term contracts (the "residual net short"). Alternatively, it is possible that the authorization of DWR to provide the residual net short will be extended by legislation or that another State agency will be authorized to develop a successor program. The rate agreement executed by DWR and the CPUC as of March 8, 2002 anticipates the imposition of a usage-based charges upon electric power supplied to the retail end-use customers of the IOUs to provide the revenues necessary to pay the revenue bonds to be issued by DWR, with the result that DWR itself would not be required to continue to sell electricity to pay its bonds.

      Financing the Power Supply Program

      The Power Supply Program was initially financed by unsecured, interest-bearing loans from the General Fund of the State ("State loans") of approximately $6.2 billion (of which $116 million had been repaid by April
2002). Advances from the General Fund ceased in June 2001, after DWR arranged secured loans from banks and other financial institutions, producing net proceeds of approximately $4.1 billion ("Interim loans"). The Power Supply Program is also funded by revenue from electricity sales to Customers; cash receipts from such sales were approximately $3.7 billion through January 31, 2002.

      DWR is authorized by the Power Supply Act to issue up to $13.4 billion in revenue bonds. Sale of the bonds has been delayed since mid-2001 by a number of factors, including potential legal challenges and the proceedings described below under "CPUC Actions." As of April 17, 2002, there was no proposed schedule for the sale of the bonds.

      The terms of the Interim loans require that the DWR revenue bond proceeds be used to prepay Interim loans, before being used to repay State loans or expenses of the Power Supply Program. Unless Interim loans are prepaid, Interim loan principal is payable in installments commencing on April 30, 2002. Interest is payable at variable rates tied to market indices. Interest was capitalized in February 2002, and thereafter principal and interest are payable solely from revenues from power sales and other funds of the Power Supply Program after provision is made for the payment of power purchase costs and other operating expenses of the Power Supply Program. The Interim loans are not a general obligation of the State and are not repayable from or secured by the General Fund. The loan agreement does not provide for acceleration of the Interim loans if DWR is not in compliance with the terms of the loan agreement. DWR's current revenue requirement includes provision to pay scheduled Interim loan debt service until a new revenue requirement can be implemented.

      DWR also plans to repay the State loans from the proceeds of sale of DWR revenue bonds. DWR's current revenue requirement does not include provision for repayment of any State loans in 2002 from power sales revenues.

      CPUC Actions

      Under California law, the retail rates for electricity supplied to Customers by DWR and the IOUs are to be set by the CPUC. Under the Power Supply Act, DWR is required to establish, revise and notify the CPUC of its revenue requirements for its purchases of electricity and its debt service. In November 2001, DWR notified the CPUC of its revenue requirement through December 31, 2002. The CPUC had already authorized substantial overall retail rate increases beginning in early 2001, and in February 2002, it adopted a decision establishing the respective rates to be recovered by DWR within each of the service territories of the IOUs. The February 2002 DWR rate decision did not modify overall Customer rates. Petitions for rehearing of the decision were denied by the CPUC in March 2002. Determination of the respective rates for the IOUs may result in additional adjustments to overall rates.

      The Power Supply Act authorizes DWR and the CPUC to enter into a rate agreement pertaining to DWR charges. A decision approving a rate agreement was adopted by the CPUC in February 2002, and a rate agreement was executed by the CPUC and DWR as of March 8, 2002. The rate agreement provides for the CPUC to impose bond charges (irrevocable surcharges imposed upon Customers to pay DWR revenue bond debt service) and department power charges (imposed upon Customers for electricity sold by DWR to pay DWR power purchase costs and other expenses) in response to DWR's submittal of its revenue requirement. Bond charges are a necessary component of DWR's planned revenue bond program and will not be imposed until after the decision of the CPUC approving the rate agreement providing for such charges becomes final and nonappealable. A petition (by PG&E) for rehearing of the decision was denied by the CPUC on March 21, 2002. PG&E has stated that it does not intend to appeal further the CPUC decisions in the first paragraph of this section and in this paragraph. However, other parties may have filed appeals within 30 days of the CPUC decision.

      The CPUC has approved servicing agreements between DWR and SDG&E and SCE, and adopted a servicing order as to DWR and PG&E pertaining to the delivery of DWR-purchased electricity to Customers through the transmission and distribution systems of the IOUs and the collection of payments for DWR from Customers by the IOUs. PG&E challenged the servicing order in Bankruptcy court (see "Litigation" below). On March 29, 2002, SCE and SDG&E applied to the CPUC for approval of amended servicing agreements to implement the rate agreement. As of April 2002, DWR and PG&E were negotiating similar amendments.

      The CPUC adopted a decision suspending as of September 20, 2001 the right of additional Customers to elect to purchase electricity from suppliers other than DWR and the IOUs until DWR is no longer a supplier of electricity. Petitions for writs of review of this decision were rejected by the California Supreme Court. Also pending, as of April 2002, before the CPUC were questions regarding the implementation of this decision, including what, if any, exit fees may be imposed upon Customers choosing other suppliers.

      The timing of CPUC action or the effective dates of those actions may be affected by appeals or litigation brought by IOUs, consumer groups or other interested parties. Although under State law, appeals and litigation of CPUC actions related to the Power Supply Program must be granted an expedited appeal process, there can be no assurance that any such appeals or litigation will not delay the issuance of DWR's revenue bonds or the implementation of DWR's rates.

      Litigation. A number of lawsuits and regulatory proceedings have been commenced concerning various aspects of the current energy situation. These include disputes over rates set by the CPUC; responsibility for the electricity and natural gas purchases made by the IOUs and the California Independent Systems Operator ("ISO") and the just and reasonable nature of certain of DWR's long-term power purchase contracts. These actions do not seek a judgment against the State's General Fund, and in some cases neither the State nor DWR is even a party to these actions. However, these cases may have an impact on the price or supply of energy in California.

      Several actions have been filed contesting DWR's revenue requirement and power contracts. For example, PG&E filed suit contesting the DWR determination that its revenue requirement is just and reasonable. The CPUC and the California Electricity Oversight Board ("CEOB"), a State agency authorized to represent the State before the Federal Energy Regulatory Commission ("FERC") have filed complaints with FERC challenging the just and reasonable nature of the long-term contracts pursuant to which DWR has been purchasing power for sale to Customers.

      On April 6, 2001, PG&E filed a voluntary bankruptcy petition under Chapter 11 of the federal Bankruptcy Code. The State filed numerous claims as a creditor of PG&E, including but not limited to, claims for income and property taxes, regulatory fees, fines and penalties, and environmental fees, fines and penalties.

      BOND RATINGS

      S&P, Moody's and Fitch assign ratings to California's long-term general obligation bonds. The ratings of S&P, Moody's and Fitch represent their opinions as to the quality of the municipal bonds that they rate. The ratings are general and not absolute standards of quality. Consequently, municipal bonds with the same maturity, coupon and rating may have different yields while obligations with the same maturity and coupon with different ratings may have the same yield.

      The financial difficulties experienced by California and municipal issuers during the recession of the early 1990's resulted in the credit ratings of certain of their obligations being downgraded significantly by the major rating agencies. The ratings on California's long-term general obligation bonds were reduced in the early 1990's from "AAA" levels that had existed prior to the recession of the early 1990's. After 1996, the three major rating agencies raised their ratings of California's general obligation bonds. However, major rating agencies, underwriters and investors have had major concerns about California's creditworthiness. The major rating agencies have cited over the years, among other things, concerns about California's missed budget deadlines, on-going structural budget impediments and more recently, the energy situation.

      In January 2001, S&P placed California's senior ratings on its "credit watch" list with negative implications as a result of the energy situation. On April 24, 2001, S&P lowered California's general obligation bond rating from "AA" to "A+". In April 2001, Fitch placed the State's "AA" rating on rating watch - negative. In June 2001, S&P removed California from its "credit watch" list but warned that the State's financial outlook remained negative. In announcing its removal of California's ratings from its "credit watch" list, S&P cited the alleviation, at least for the time being, of liquidity pressure on California's General Fund, following the June 2001 closing of the Interim loans by DWR. On November 20, 2001, Moody's lowered California's general obligation bond rating from "Aa3" to "A1" and the Moody's rating outlook remained negative. As of September 2002, California's general obligation bond rating was assigned "A+" from S&P, "A1" from Moody's and "AA" from Fitch.

      There can be no assurance that such ratings will be maintained in the future. These recent reductions on the State's credit rating, and any future revisions or withdrawal of a credit rating, could have a negative effect on the market price of the State's general obligation bonds, as well as notes and bonds issued by California's public authorities and local governments. Lower ratings make it more expensive for the State to raise revenue, and in some cases, could prevent the State from issuing general obligation bonds in the quantity otherwise desired. Further, downgrades can negatively impact the marketability and price of securities in the Fund's portfolio.

      CONSTITUTIONAL, LEGISLATIVE AND OTHER FACTORS

      Certain California constitutional amendments, legislative measures, executive orders, administrative regulations and voter initiatives could produce the adverse effects described below, among others.

      Proposition 98. On November 8, 1988, voters of the State approved Proposition 98, a combined initiative constitutional amendment and statute called the "Classroom Instructional Improvement and Accountability Act." Proposition 98 changed State funding of public education below the university level and the operation of the State Appropriations Limit, primarily by guaranteeing K-14 schools a minimum share of General Fund revenues. Under Proposition 98 (modified by Proposition 111 as discussed below), K-14 schools are guaranteed the greater of (a) in general, a fixed percent of General Fund revenues ("Test 1"), (b) the amount appropriated to K-14 schools in the prior year, adjusted for changes in the cost of living (measured as in Article XIII B by reference to State per capita personal income) and enrollment ("Test 2"), or
(c) a third test, which would replace Test 2 in any year when the percentage growth in per capita General Fund revenues from the prior year plus one half of one percent is less than the percentage growth in State per capita personal income ("Test 3"). Under Test 3, schools would receive the amount appropriated in the prior year adjusted for changes in enrollment and per capita General Fund revenues, plus an additional small adjustment factor. If Test 3 is used in any year, the difference between Test 3 and Test 2 would become a "credit" to schools which would be the basis of payments in future years when per capita General Fund revenue growth exceeds per capita personal income growth.

      Proposition 98 permits the Legislature -- by two-thirds vote of both houses, with the Governor's concurrence -- to suspend the K-14 schools' minimum funding formula for a one-year period. Proposition 98 also contains provisions transferring certain State tax revenues in excess of the Article XIII B limit to K-14 schools.

      OBLIGATIONS OF THE STATE OF CALIFORNIA

      Under the California Constitution, debt service on outstanding general obligation bonds is the second charge to the General Fund after support of the public school system and public institutions of higher education. According to the State, as of March 1, 2002, California had outstanding approximately $24.5 billion aggregate principal amount of long-term general obligation bonds, and unused voter authorizations for the future issuance of approximately $9.0 billion of long-term general obligation bonds (the latter figure consists of approximately $3.6 of authorized commercial paper notes, of which approximately $518 million was outstanding) which had not yet been funded by general obligation bonds, and approximately $5.4 billion of other authorized but unissued general obligation debt. As of March 1, 2002, there was no variable rate indebtedness outstanding; however, the State indicated it planned to issue such indebtedness in the future.

      OBLIGATIONS OF OTHER ISSUERS

      Other Issuers of California Municipal Obligations. There are a number of State agencies, instrumentalities and political subdivisions of the State that issue municipal obligations, some of which may be conduit revenue obligations payable from payments from private borrowers. These entities are subject to various economic risks and uncertainties, and the credit quality of the securities issued by them may vary considerably from the credit quality of obligations backed by the full faith and credit of the State.

      State Assistance. Property tax revenues received by local governments declined significantly following passage of Proposition 13. Proposition 13 reduced and limited the future growth of property taxes and limited the ability of local governments to impose "special taxes" (those devoted to a specific purpose) without two-thirds voter approval. Counties, in particular, have had fewer options to raise revenues than many other local government entities and have been required to maintain many services.

      In the aftermath of Proposition 13, the State provided aid to local governments from the General Fund to make up some of the loss of property tax moneys, including taking over the principal responsibility for funding K-12 schools and community colleges. During the recession of the early 1990s, the Legislature eliminated most of the remaining components of post-Proposition 13 aid to local government entities other than K-14 education districts by requiring cities and counties to transfer some of their property tax revenues to school districts. However, the Legislature also provided additional funding sources (such as sales taxes) and reduced certain mandates for local services. The 2001 Budget Act and related legislation provide significant assistance to local governments, including $357 million for various local public safety programs.

      To the extent the State should be constrained by its Article XIIIB appropriations limit, or its obligation to conform to Proposition 98, or other fiscal considerations, the absolute level, or the rate of growth, of State assistance to local governments may be reduced. Any such reductions in State aid could compound the serious fiscal constraints already experienced by many local governments, particularly counties. Los Angeles County, the largest in the State, was forced to make significant cuts in services and personnel, particularly in the health care system, in order to balance its budget in fiscal year 1995-96 and fiscal year 1996-97. Orange County, which emerged from Federal Bankruptcy Court protection in June 1996, has significantly reduced county services and personnel, and faces strict financial conditions following large investment fund losses in 1994 which resulted in bankruptcy. The ultimate financial impact on the County and the State cannot be predicted with any certainty.

      Counties and cities may face further budgetary pressures as a result of changes in welfare and public assistance programs, which were enacted in August 1997, in order to comply with the federal welfare reform law. Generally, counties play a large role in the new system, and are given substantial flexibility to develop and administer programs to bring aid recipients into the workforce. Counties are also given financial incentives if either at the county or statewide level, the "Welfare-to-Work" programs exceed minimum targets; counties are also subject to financial penalties for failure to meet such targets. Counties remain responsible to provide "general assistance" for able-bodied indigents who are ineligible for other welfare programs. The long-term financial impact of the new system on local governments is still unknown.

      Assessment Bonds. A general decline in real estate values or a slowdown in real estate sales activity may adversely affect California municipal obligations that are assessment bonds. In many cases, such bonds are secured by land that is undeveloped at the time of issuance but anticipated to be developed within a few years after issuance. In the event of such reduction or slowdown, such development may not occur or may be delayed, thereby increasing the risk of a default on the bonds. Because the special assessments or taxes securing these bonds are not the personal liability of the owners of the property assessed, the lien on the property is the only security for the bonds. Moreover, in most cases the issuer of these bonds is not required to make payments on the bonds in the event of delinquency in the payment of assessments or taxes, except from amounts, if any, in a reserve fund established for the bonds.

      California Long Term Lease Obligations. Based on a series of court decisions, certain long-term lease obligations, although typically payable from the general fund of the State or a municipality, are not considered "indebtedness" requiring voter approval. Such leases, however, are subject to "abatement" in the event that the facility being leased is unavailable for beneficial use and occupancy by the municipality during the term of the lease. Abatement is not a default, and there may be no remedies available to the holders of the certificates evidencing the lease obligation in the event abatement occurs. The most common cases of abatement are failure to complete construction of the facility before the end of the period during which lease payments have been capitalized and uninsured casualty losses to the facility (e.g., due to earthquake). In the event abatement occurs with respect to a lease obligation, lease payments may be interrupted (if all available insurance proceeds and reserves are exhausted) and the certificates may not be paid when due. Although litigation is brought from time to time which challenges the constitutionality of such lease arrangements, the California Supreme Court issued a ruling in August 1998 which reconfirmed the legality of these financing methods.

      Other Considerations. The repayment of industrial development securities secured by real property may be affected by State laws limiting foreclosure rights of creditors. Securities backed by healthcare and hospital revenues may be affected by changes in State regulations governing cost reimbursements to health care providers under Medi-Cal (the State's Medicaid program), including risks related to the policy of awarding exclusive contracts to certain hospitals.

      LEGAL PROCEEDINGS

      The State is involved in certain legal proceedings (described in the State's recent financial statements) that, if decided against the State, may require the State to make significant future expenditures or may substantially impair revenues. A number of lawsuits are pending concerning various aspects of the energy situation in California, including disputes over the rates which the CPUC may charge retail customers, financial responsibility for purchases of power by the Utilities and rights of independent power producers holding power sales contracts with the Utilities, and various antitrust, fraud and refund claims against energy suppliers. If the State eventually loses any of these cases, the final remedies may not have to be implemented in one year.

      OTHER CONSIDERATIONS

            Numerous other factors may adversely affect the State and municipal economies. For example, reductions in federal funding could result in the loss of federal assistance otherwise available to the State. In addition, natural disasters, such as earthquakes, droughts and floods have caused substantial damage to parts of California or have harmed the State economy, and the possibility exists that another natural disaster could create a major dislocation of the California economy.

      SPECIAL CONSIDERATIONS RELATING TO MINNESOTA MUNICIPAL SECURITIES. The following information is a brief summary of certain factors affecting the economy and the fiscal situation of the State of Minnesota (the "State"), and it does not purport to be a complete description of such factors. The summary is based primarily upon one or more publicly available offering statements relating to debt offerings of the State and releases issued by the Minnesota Department of Finance; the information has not been updated, however, from that provided by the State, and it will not be updated during the year. The Hartford Mutual Funds II, Inc. has not independently verified the information.

      Minnesota's constitutionally prescribed fiscal period is a biennium, and the state operates on a biennial budget basis. Legislative appropriations for each biennium are prepared and adopted during the final legislative session of the immediately preceding biennium. Prior to each fiscal year of a biennium, the state's Department of Finance allots a portion of the applicable biennial appropriation to each agency or other entity for which an appropriation has been made. An agency or other entity may not expend monies in excess of its allotment. If revenues are insufficient to balance total available resources and expenditures, the state's Commissioner of Finance, with the approval of the Governor, is required to reduce allotments to the extent necessary to balance expenditures and forecast available resources for the then current biennium. The Governor may prefer legislative action when a large reduction in expenditures appears necessary, and if the State's legislature is not in session the Governor is empowered to convene a special session.

      Diversity and a significant natural resource base are two important characteristics of the Minnesota economy. Generally, the structure of the State's economy parallels the structure of the United States economy as a whole. There are, however, employment concentrations in the manufacturing categories of industrial machinery, instruments and miscellaneous, food, paper and related industries, and printing and publishing. During the period from 1980 to 1990, overall employment growth in Minnesota lagged behind national employment growth, in large part due to declining agricultural employment. The rate of non-farm employment growth in Minnesota exceeded the rate of national growth, however, in the period of 1990 to 1996, and since 1996 Minnesota and U.S. employment have expanded at about the same rate. The State's unemployment rate continues to be substantially less than the national unemployment rate, but statewide payroll employment has fallen as a result of the current economic recession and further declines are expected. Since 1980, Minnesota per capita income generally has remained above the national average.

      Minnesota relies heavily on a progressive individual income tax and a retail sales tax for revenue, which results in a fiscal system that is sensitive to economic conditions. The current U.S. economic recession has had a disproportionate effect on projected State revenues. The Economic Forecast released by the Minnesota Department of Finance on December 4, 2001 has projected, under current laws, a general fund deficit of $1.953 billion for the current biennium ending June 30, 2003. The deficit is attributable primarily to projected revenue shortfalls, but projected spending increases also are projected. The projected deficit does not take into account the State's $350 million cash flow account balance or the State's $653 million budget reserve. Use of the budget reserve is not triggered automatically when a deficit is forecast. Total General Fund expenditures and transfers for the biennium are now projected to be $27.807 billion. The Department's planning estimates for the biennium ending June 30, 2005, which previously projected a surplus, now show projected spending exceeding projected revenues by $2.534 billion, under current laws. The Department of Finance has asked State departments and agencies to begin work on options to trim their general fund budgets by 5 percent and by 10 percent. In addition, the Commissioner of Finance has directed other commissioners and agency heads temporarily not to enter into any new grant agreements, pending review of budgetary considerations. On a number of occasions in previous years, State legislation has addressed projected budget deficits by raising additional revenue, reducing expenditures, including aids to political subdivisions and higher education, reducing the State's budget reserve, imposing a sales tax on purchases by local governmental units, and making other budgetary adjustments.

      Minnesota is party to a variety of civil actions that could adversely affect the State's General Fund. In addition, substantial portions of State and local revenues are derived from federal expenditures, and reductions in federal aid to the State and its political subdivisions and other federal spending cuts may have substantial adverse effects on the economic and fiscal condition of the State and its local governmental units. Risks are inherent in making revenue and expenditure forecasts. The Economic Forecast states that there is a 30 percent chance that economic conditions will be worse than projected. Economic or fiscal conditions less favorable than those reflected in State budget forecasts may create additional budgetary pressures. Department of Finance Forecasts have cautioned that the "budget reserve remains well below the recommended long-term goal of 5 percent of biennial spending."

      State grants and aids represent a large percentage of the total revenues of cities, towns, counties and school districts in Minnesota, so State budgetary difficulties may have substantial adverse effects on such local government units. Generally, the State has no obligation to make payments on local obligations in the event of a default. Accordingly, factors in addition to the State's financial and economic condition will effect the creditworthiness of Minnesota Municipal Bonds that are not backed by the full faith and credit of the State. Even with respect to revenue obligations, no assurance can be given that economic or other fiscal difficulties and the resultant impact on State and local government finances will not adversely affect the ability of the respective obligors to make timely payment of the principal and interest on Minnesota Municipal Bonds that are held by Tax-Free Minnesota Fund or Tax-Free National Fund or the value or marketability of such obligations.

      Certain Minnesota tax legislation and possible future changes in federal and State income tax laws, including rate reductions, could adversely affect the value and marketability of Minnesota Municipal Bonds that are held by Tax-Free Minnesota Fund and Tax-Free National Fund. See "Taxes."

      SPECIAL CONSIDERATIONS RELATING TO NEW YORK MUNICIPAL SECURITIES

      GENERAL

      The following information is a brief summary of certain factors affecting the economy and the fiscal situation of The State of New York and New York City (for purposes of this section only, sometimes referred to as the "State" and the "City," respectively), and it does not purport to be a complete description of such factors. The summary is based primarily upon the Annual Information Statement of the State of New York as supplemented and contained in official statements relating to issues of New York Municipal obligations that were available prior to the date of this Statement of Additional Information; the information has not been updated, however, and it will not be updated during the year. The Company has not independently verified the information. For purposes of this section only, The Hartford Tax-Free New York Fund may be referred to as the "Fund."

      The State of New York's current fiscal year began on April 1, 2002 and ends on March 31, 2003. The most recent published update to the Annual Information Statement was August 9, 2002.

      RECENT EVENTS

      In January 2002, the Governor presented a balanced 2002-03 Financial Plan (the Executive Plan) with proposals that closed a combined 2001-02 and 2002-03 General Fund budget gap of $6.8 billion, according to the Division of the Budget
(DOB). The Executive Plan reflected legislative and administrative actions taken during 2001-02 following the World Trade Center terrorist attacks that produced savings of $2.4 billion; the use of reserves set aside for economic uncertainties ($1.11 billion) and through the Temporary Assistance for Needy Families (TANF) program ($885 million); and revenue and spending actions totaling $2.4 billion (of which approximately

$560 million were non-recurring). As a result, the 2001-02 and 2002-03 Financial Plans were projected to be in balance on a cash basis at that time.

      In April 2002, DOB projected a shortfall of approximately $1.4 billion from the Executive Plan resulting primarily from lower than projected receipts associated with the final settlement of 2001 tax liability. DOB expects that the majority of this shortfall will be non-recurring, with a significant portion attributable to income losses associated with the World Trade Center terrorist attacks.

      On May 22, 2002, DOB issued a revised 2002-03 Financial Plan following final action on the budget by the State Legislature (the Enacted Plan) to reflect enactment of a series of non-recurring actions to offset the projected revenue losses and produce a balanced 2002-03 Financial Plan. The actions include a tax amnesty program, increased receipts from the sale of abandoned property, a change in the payment date for various business taxes, and utilization of available cash reserves and other fund balances.

      As compared to the Executive Plan, the Enacted Plan also supports spending restorations of approximately $600 million related to education, health, economic development, and human services. These costs are fully financed through actions to reduce spending or increase revenues on a recurring basis, including education building aid reform, workforce savings through attrition and an early retirement program, and tobacco tax increases and enforcement actions, as well as the use of resources from other funds.

      General Fund receipts and transfers from other funds are projected to total $39.90 billion in 2002-03, a decrease of $1.25 billion or -3.0 percent from the 2001-02 fiscal year. General Fund disbursements, including transfers to other funds, are projected to total $40.21 billion for 2002-03, an annual decrease of $1.01 billion or -2.4 percent from the 2001-02 fiscal year. The General Fund closing balance is projected to total $716 million, a decline of $316 million from 2001-02.

      Projected General Fund receipts, which are unchanged from the Enacted Plan, include $35.08 billion in tax receipts, $2.15 billion in miscellaneous receipts, and $2.67 billion in transfers from other funds. The transfer of $1.68 billion in resources through the tax refund reserve account from fiscal year 2001-02 to fiscal year 2002-03 affects the change in State receipts by depressing 2001-02 figures and increasing 2002-03 projections. The refund reserve account is used to pay for tax refunds across fiscal years and to help accomplish other Financial Plan objectives, including the movement of resources from one fiscal year to the next. Changes to the refund reserve impact the level of reported personal income tax receipts.

      Projected General Fund disbursements in the Enacted Plan are essentially unchanged from the levels projected in the Executive Plan. The annual decrease in spending results from efforts to limit the growth of State operations, capital and debt service costs, and by the reduction of General Fund spending through the use of alternate financing sources, including TANF reserves and health care resources created under the Health Care Reform Act (HCRA). These reductions are partially offset by increases for school aid, collective bargaining, pensions and other fringe benefits, and underlying programmatic growth in health programs.

      All Governmental Funds spending for 2002-03 is projected to be $89.56 billion, consisting of $59.35 billion in State-supported spending and $30.21 billion in federal aid. This represents an increase of $5.08 billion or 6.0 percent for 2001-02 (after excluding federal World Trade Center "pass-through" disaster assistance funds to The City of New York and other localities).

      The projected 2002-03 General Fund closing balance of $716 million consists of $710 million in the Tax Stabilization Reserve Fund (the State's "rainy day" fund) and $6 million in the Contingency Reserve Fund (the State's litigation reserve).

      The 2002-03 General Fund balance excludes amounts on deposit in the refund reserve account. The State had a balance of $1.68 billion on deposit in the refund reserve account at the end of the 2001-02 fiscal year and projects to have a balance of $427 million on deposit at the end of 2002-03 (a decline of $1.25 billion from 2001-

02). The change in the balance is primarily attributable to the use of certain reserves ($1.1 billion) to help balance the 2002-03 Financial Plan by replacing revenues lost in the aftermath of the World Trade Center terrorist attacks. The refund reserve account is used to pay for tax refunds across fiscal years and to help accomplish other Financial Plan objectives, including the movement of resources from one fiscal year to the next. Changes to the refund reserve impact the level of reported personal income tax receipts.

      The September 11, 2001 terrorist attacks in New York City and the lingering effects of the national recession are expected to have continued adverse consequences for the State. DOB believes their impact is adequately reflected in the current financial forecast, but the combined effect of both factors adds significant uncertainty to the Enacted Plan estimates.

      Another uncertainty is the assumed performance of the financial sector. The securities industry is more important to the New York economy than to the national economy as a whole, amplifying the impact of continued volatility in the financial markets. The persistent steady decline in the equity markets over the last several months substantially increases the risk of revenue losses in excess of those forecast in the current State Financial Plan. However, at this juncture, it is too early to predict with confidence the impact of current market stress on 2002-03 receipts.

      Two variables which stand out as being particularly vulnerable to financial market volatility, and which are closely associated with the recent strength of State personal income tax receipts, are finance sector bonus income and capital gains realizations. Historically, financial sector bonus income has been closely tied to security firm profits. The State receives a substantial portion of tax receipts from the income and profits of financial service employees and companies. In addition, taxable income of State taxpayers is affected by the value of equities in the form of reported capital gains on stock transactions. Although DOB is forecasting a significant decline in financial sector profits for 2002 and in capital gains realizations for fiscal year 2002-03, recent events suggest that actual results are likely to be even lower than expected. However, both bonus income and capital gains realizations have historically been subject to a large degree of variation. Accordingly, given the current heightened level of market uncertainty, it is not possible at this point in the fiscal year to predict the revenue impact of current market conditions on 2002-03 receipts.

      Aside from the recent terrorist attacks in New York City, many complex political, social and economic forces influence the State's economy and finances, which may in turn affect the State's Financial Plan. These forces may affect the State unpredictably from fiscal year to fiscal year and are influenced by governments, institutions, and events that are not subject to the State's control. The Financial Plan is also necessarily based upon forecasts of national and State economic activity. Economic forecasts have frequently failed to predict accurately the timing and magnitude of changes in the national and State economies.

      An ongoing risk to the Enacted Plan arises from the potential impact of certain litigation and federal disallowances now pending against the State, which could produce adverse effects on the State's projections of receipts and disbursements. The Enacted Plan assumes no significant federal disallowances or other federal actions that could adversely affect State finances.

      In the past, the State has taken management actions to address potential financial plan shortfalls, and DOB believes it could take similar actions should adverse variances occur in its projections for the current fiscal year. To help guard against such risks, the State is maintaining a total of $716 million in General Fund reserves.

      STATE ECONOMY

      As expected, the World Trade Center terrorist attacks had an even more devastating impact on the State economy than on the national economy as a whole. As a result, the State economy could remain in recession even after the initiation of a recovery for the nation overall. Employment is expected to decline by 0.8 percent in 2002, following a 0.5 percent decline in 2001. Wages and salaries are expected to show an increase of 2.4 percent for 2001, followed by a decline of 1.5 percent for 2002 due to weakness in securities industry profits in the first quarter of 2002. Total State personal income, of which wages and salaries are the largest component, is projected to grow 0.5 percent in 2002, following growth of
2.9 percent for 2001.

      A significant risk to the New York forecast is from weaker than expected growth for both the national and international economies which could delay the onset of the State's recovery. This would result in even slower employment and income growth than projected. This decline, if it continues, could result in a large negative impact in underlying economic activity. Adverse developments in the equity markets have the potential to significantly disrupt economic activity in New York, given the prominence of financial services in the State's economy. At the State level, the cleanup of the World Trade Center site has been completed and redevelopment is expected to commence shortly. As a result, employment growth could be stronger than projected. Financial sector activity remains the largest risk to the New York forecast. Wall Street compensation fell precipitously in early 2002. Continued weakness in this sector would have a deleterious impact on the State's prospects for economic recovery, while a sharp improvement in profits for the financial industry would likely have a significant beneficial impact on the State's economy.

      New York is the third most populous state in the nation and has a relatively high level of personal wealth. The State's economy is diverse, with a comparatively large share of the nation's finance, insurance, transportation, communications and services employment, and a very small share of the nation's farming and mining activity. The State's location and its air transport facilities and natural harbors have made it an important link in international commerce. Travel and tourism constitute an important part of the economy. Like the rest of the nation, New York has a declining proportion of its workforce engaged in manufacturing, and an increasing proportion engaged in service industries.

      The services sector, which includes entertainment, personal services, such as health care and auto repairs, and business-related services, such as information processing, law and accounting, is the State's leading economic sector. The services sector accounts for more than three of every ten nonagricultural jobs in New York and has a noticeably higher proportion of total jobs than does the rest of the nation.

      Manufacturing employment continues to decline in New York, as in most other states, and New York's economy is less reliant on this sector than in the past. However, it remains an important sector of the State economy, particularly for the upstate economy, as high concentrations of manufacturing industries for transportation equipment, optics and imaging, materials processing, and refrigeration, heating, and electrical equipment products are located in the upstate region.

      Wholesale and retail trade is the second largest sector in terms of nonagricultural jobs in New York but is considerably smaller when measured by income share. Trade consists of wholesale businesses and retail businesses, such as department stores and eating and drinking establishments.

      New York City is the nation's leading center of banking and finance and, as a result, this is a far more important sector in the State than in the nation as a whole. Although this sector accounts for under one-tenth of all nonagricultural jobs in the State, it contributes about one-fifth of total wages.

      Farming is an important part of the economy in rural areas, although it constitutes a very minor part of total State output. Principal agricultural products of the State include milk and dairy products, greenhouse and nursery products, fruits, and vegetables. New York ranks among the nation's leaders in the production of these commodities.

      Federal, State and local governments together are the third largest sector in terms of nonagricultural jobs, with the bulk of the employment accounted for by local governments. Public education is the source of nearly one-half of total State and local government employment.

      Relative to the nation, the State has a smaller share of manufacturing and construction and a larger share of service-related industries. The State's finance, insurance, and real estate share, as measured by wages, is particularly large relative to the nation. The State is likely to be less affected than the nation as a whole during an economic recession that is concentrated in manufacturing and construction, but likely to be more affected by any economic downturn that is concentrated in the services sector.

      STATE BUDGET

      The State Constitution requires the Governor to submit to the State legislature (the "Legislature") a balanced executive budget which contains a complete plan of expenditures for the ensuing fiscal year and all moneys and revenues estimated to be available therefor, accompanied by bills containing all proposed appropriations or reappropriations and any new or modified revenue measures to be enacted in connection with the executive budget. The entire plan constitutes the proposed State financial plan for that fiscal year. The Governor is required to submit to the Legislature quarterly budget updates which include a revised cash-basis state financial plan, and an explanation of any changes from the previous state financial plan.

      The Executive Plan projected General Fund budget gaps of $2.8 billion for 2003-04 and $3.3 billion for 2004-05. DOB will formally update its projections of receipts and disbursements for future years in early 2003, as part of the Governor's 2003-04 Executive Budget. Preliminary analysis by DOB indicates that the State will have a 2003-04 budget gap which is larger than projected at the time of the Executive Plan, but significantly below the shortfall that was closed as a part of actions on the 2002-03 Enacted Plan. The Governor will submit a balanced budget and Financial Plan for 2003-04 in early 2003, as required by law.

      In recent years, the State has closed projected budget gaps which DOB estimated at $5.0 billion (1995-96), $3.9 billion (1996-97), $2.3 billion (1997-98), less than $1.0 billion (in each of the fiscal years 1998-99 through 2000-01) and $6.8 billion in 2002-03.

      The State ended its 2001-02 fiscal year on March 31, 2002 in balance on a cash basis. There was no General Fund surplus reported by DOB. After year-end adjustments related to the refund reserve account, the closing balance in the General Fund was $1.03 billion, a decrease of $67 million from the 2000-01 fiscal year. Of this balance, $710 million was held in the Tax Stabilization Reserve Fund (TSRF) (after a deposit of $83 million in fiscal year 2001-02), $157 million in the Contingency Reserve Fund (CRF), $159 million in the Community Projects Fund (CPF), and $5 million in the Universal Pre-kindergarten Fund. The closing fund balance excludes $1.68 billion on deposit in the refund reserve account at the end of the 2001-02 fiscal year.

      The General Fund is the principal operating fund of the State and is used to account for all financial transactions except those required to be accounted for in another fund. It is the State's largest fund and receives almost all State taxes and other resources not dedicated to particular purposes. General Fund moneys are also transferred to other funds, primarily to support certain capital projects and debt service payments in other fund types.

      General Fund receipts, including transfers from other funds, totaled $41.14 billion for the 2001-02 fiscal year, an increase of $1.26 billion (3.3 percent) over fiscal year 2000-01 results. General Fund disbursements, including transfers to other funds, totaled $41.22 billion for the 2001-02 fiscal year, an increase of $1.52 billion (3.8 percent) from the 2000-01 fiscal year.

      Total General Fund receipts, including transfers from other funds are projected to total $39.90 billion in fiscal year 2002-03, a decrease of $1.25 billion from 2001-02. This total includes $35.08 billion in tax receipts, $2.15 billion in miscellaneous receipts, and $2.67 billion in transfers from other funds. The transfer of $1.68 billion in resources through the tax refund reserve account from fiscal year 2001-02 to fiscal year 2002-03 has the effect of exaggerating the change in State receipts from year to year by depressing 2001-02 figures and inflating 2002-03 projections.

      The personal income tax is imposed on individuals, estates, and trusts, and is based, with certain modifications, on federal definitions of income and deductions. Net General Fund personal income tax collections are projected to reach $23.34 billion in fiscal year 2002-03. Collections in this category, which account for over half of General Fund receipts, are expected to fall below 2001-02 results by $2.51 billion. After excluding the impact of the tax refund reserve transaction and the diversion of certain income tax receipts to the STAR fund, the underlying decline in projected receipts is approximately $900 million or 3 percent.

      The year-to-year decline in receipts is caused primarily by the economic dislocation caused by the terrorist attacks of September 11, the national recession, the decline in equity markets, and the drop in compensation paid to financial service workers. Personal income tax payments associated with the 2001 tax year are significantly below 2000 levels, with associated impacts on final payments and refunds.

      User taxes and fees are comprised of the State's sales and use tax; and cigarette, tobacco, alcoholic beverage, and auto rental taxes. They also include receipts from motor vehicle fees and alcoholic beverage license fees. Dedicated transportation funds outside the General Fund receive all the revenues of the motor fuel tax and motor vehicle registration fees, and all highway use taxes and fees.

      Receipts from user taxes and fees are projected to total $7.11 billion in fiscal year 2002-03, an increase of $7 million from 2001-02, attributable to the projected growth in the sales tax base (after adjusting for tax law changes and other factors) of 3.0 percent yielding a projected cash growth of 3.8 percent, as well as an increase in alcoholic beverage tax receipts and legislation enacted for 2002-03 increasing the tax on tobacco products and increasing most alcoholic beverage control license fees. Decreases in the motor vehicle fees, cigarette tax, and auto rental tax components offset most of the gains. The decline in General Fund cigarette tax receipts is the result of the increased dedication of these receipts to the Tobacco Control and Insurance Initiatives Pool. The decline in motor vehicle fees and auto rental taxes in the General Fund largely reflect the increased dedication of these sources to the Dedicated Highway and Bridge Trust Fund.

      Business taxes include franchise taxes based generally on the net income of business, banking, and insurance corporations, taxes based on the gross receipts of utilities, and gallonage-based petroleum business taxes. Total business tax collections are projected to total $3.84 billion in fiscal year 2002-03, an increase of $226 million from 2001-02. The increase is concentrated in the corporation franchise tax and utility taxes, and is due largely to changes in the schedule by which certain businesses make estimated tax payments and to the new tax amnesty program.

      Other taxes include the estate and gift tax, the real property gains tax, and pari-mutuel taxes. Other taxes are projected to total $787 million in fiscal year 2002-03, a decrease of $16 million from 2001-02. The primary factors accounting for this decline include tax reductions in pari-mutuel taxes, real property gains taxes, and estate and gift taxes enacted in prior fiscal years.

      Miscellaneous receipts include investment income, abandoned property receipts, medical provider assessments, minor federal grants, receipts from public authorities, and certain license and fee revenues. Receipts in this category are projected to total $2.15 billion in fiscal year 2002-03, an increase of $523 million from 2001-02. The growth includes the sale of abandoned property assets, fees from bond issuance charges, resources from other funds, and revenues from the surcharge on wireless communication services.

      Transfers from other funds to the General Fund consist primarily of tax revenues in excess of debt service requirements, including the one percent sales tax used to support payments to the Local Government Assistance Corporation
(LGAC). Transfers from other funds are projected to total $2.67 billion in fiscal year 2002-03, an increase of $526 million from 2001-02 (primarily from the receipt of available fund balances, including amounts from the Environmental Protection Fund).

      General Fund disbursements and transfers to other funds are estimated to total $40.21 billion for 2002-03, a decrease of $1.01 billion or 2.4 percent from 2001-02. Spending for most ongoing programs is consistent with 2001-02 funding levels. The annual decline in spending results primarily from the use of Temporary Assistance For Needy Families (TANF) reserves ($955 million) and other non-General Fund sources to maintain program commitments at a reduced General Fund cost ($1.5 billion). Annual increases for pensions and other fringe benefit costs ($197 million), school aid ($186 million on a fiscal year basis), and health care partially offset the savings produced by these actions. The annual change in spending is explained by financial plan category in more detail below.

      Total projected spending in the Enacted Plan is essentially unchanged from the level recommended in the Executive Plan. Legislative additions of approximately $600 million for education ($360 million), the Tuition Assistance Program ($149 million), and various health and human services programs ($91 million) were offset through savings from the use of alternate financing sources for health care and other programs ($268 million), spending reductions ($200 million), and building aid reform ($88 million).

      Grants to local governments is the largest category of General Fund disbursements and includes financial aid to local governments and non-profit organizations, as well as entitlement payments for individuals. The largest areas of spending in local assistance are for aid to public schools (46 percent) and for the State's share of Medicaid payments to medical providers (22 percent). Spending for higher education programs (5 percent), mental hygiene programs (6 percent), welfare assistance (4 percent), and children and families services (4 percent) represent the next largest areas of local aid.

      Spending in local assistance is estimated at $26.85 billion in 2002-03, a decrease of $987 million (3.5 percent) from the 2001-02 fiscal year. Although overall spending declines, funding for some programs is increasing, including education, higher education, and underlying spending growth in Medicaid and other health programs. These increases are more than offset by maximizing the use of non-General Fund revenue sources to finance program costs, including the use of nursing home assessments ($266 million), alternate funding sources for various Medicaid and health programs ($872 million), and the use of federal TANF reserves for higher education and welfare assistance programs ($955 million).

      School aid of $14.6 billion on a school year basis reflects a school year increase of $410 million. On a fiscal year basis, General Fund spending for school aid is projected at $12.36 billion in 2002-03, an increase of $186 million over 2001-02. This reflects increases for most major aid components, implementation of building aid reforms, and the latest estimate of available lottery funds.

      Medicaid spending is estimated at $5.85 billion in 2002-03, a decrease of $359 million (5.8 percent) from 2001-02. Expected underlying spending growth of roughly 7 percent is offset by approximately $800 million from various proposed revenue actions and program restructuring initiatives. Proposed actions that will lower General Fund costs include implementation of a nursing home assessment ($266 million), increased Intergovernmental Transfers and Upper Payment Limit payments ($74 million), and increased health care spending supported by HCRA ($475 million).

      General Fund spending for health programs is projected at $496 million, a net decrease of $174 million (26 percent) from 2001-02. Higher costs for a projected increase in participation in the Early Intervention program and other programmatic growth is more than offset by utilizing dedicated funding sources of $323 million for various health programs. These dedicated funding sources will support the cost of the Elderly Pharmaceutical Insurance Coverage (EPIC) program ($194 million), State support for the Roswell Park Cancer Institute ($60 million), the Public Health Campaign program, Indian Health programs, and Immunization and Water Supply Protection ($69 million).

      Spending on welfare is projected at $496 million, a decrease of $564 million (53.2 percent) from 2001-02. This decrease is largely attributable to the additional use of federal TANF funds ($514 million) to support program costs.

      Higher Education Service Corporation (HESC) spending is projected at $284 million, a decrease of $406 million (58.9 percent) from 2001-02. This reduction primarily reflects the use of federal TANF funds to finance spending on the Tuition Assistance Program ($380 million).

      Spending for all other local assistance programs will total $7.36 billion in 2002-03, a net increase of $330 million (4.7 percent) from 2001-02. This increase primarily includes increased support for the pre-school special education program ($96 million), funding for the Yonkers settlement agreement ($92 million), and additional funding for the Community Projects Fund ($58 million).

      State operations pays for the costs of operating the Executive, Legislative, and Judicial branches of government. State operations spending increases $358 million for the annualized costs of labor agreements and related costs with State employee unions. These costs are more than offset by proposed spending restraint and revenue maximization efforts totaling $382 million. The imposition of a strict hiring freeze, offering a retirement incentive to State employees, and various actions to restrain spending in all agencies are anticipated to save $96 million. In addition, a total of $286 million in additional savings are projected to be available in 2002-03 from various revenue maximization efforts to finance State operations spending. These efforts include $141 million in additional Patient Income Account revenues to offset spending on mental hygiene programs, and $79 million in additional federal and other funding sources to finance spending on higher education and health programs.

      The State's overall workforce is projected to be 191,100 persons by the end of 2002-03, down approximately 5,000 from November 2001 when the Governor announced a series of cost savings actions following the World Trade Center attacks. This reduction will occur through attrition and early retirement.

      General State charges (GSCs) account for the costs of providing fringe benefits to State employees and retirees of the Executive branch, Legislature, and Judiciary. These payments, many of which are mandated by statute and collective bargaining agreements, include employer contributions for pensions, social security, health insurance, workers' compensation, and unemployment insurance. GSCs also cover State payments-in-lieu-of-taxes to local governments for certain State-owned lands, and the costs of defending lawsuits against the State and its public officers.

      Disbursements for GSCs are estimated at $2.85 billion in fiscal year 2002-03, an increase of $197 million from the prior year. The projected growth is primarily attributable to rising health insurance costs and additional contributions to the State and Local Employee Retirement System (ERS). The Enacted Plan projects $55 million in additional State contributions to the ERS for fiscal year 2002-03 based on an anticipated decline in the value of pension fund assets. The pension estimate assumes an ERS contribution rate of 1.5 percent of salary for the 2002-03 fiscal year, an increase from 0.7 percent in 2001- 02. Significant growth is also expected in costs for health insurance premiums, which are projected to increase 11 percent in calendar year 2002.

      Transfers to other funds from the General Fund are made primarily to finance certain portions of State capital projects spending and debt service on long-term bonds where these costs are not funded from other sources.

      Transfers for debt service total $1.85 billion in 2002-03, a reduction of $235 million. The decrease is primarily attributable to continued savings resulting from the use of $1 billion from the Debt Reduction Reserve Fund over the last several fiscal years to reduce high cost debt, the use of the new lower-cost State Personal Income Tax Revenue Bonds to finance capital projects, and the benefits of legislation that will enhance the State's ability to manage its bond portfolio and reduce borrowing costs.

      Transfers for capital projects pay for projects that are not financed by bond proceeds, dedicated taxes, Federal grants or other revenues. Transfers for capital projects in 2002-03 are projected to decrease by $115 million and reflect the one-time conversion of certain capital projects from pay-as-you-go financing to bonding.

      The State's cost of transfers to the State University increased by $17 million over 2001-02 primarily due to financing the State's share of an outstanding SUNY loan.

      All other transfers, which include all remaining transfers from the General Fund to other funds, are estimated to total $593 million in 2002-03, an increase of $139 million. The growth is attributable to increases in

Medicaid payments to SUNY hospitals ($89 million) and the State's subsidy to the Court Facilities Incentive Aid Fund to support Judiciary capital projects ($52 million).

      The non-recurring actions incorporated in the 2002-03 Enacted Plan are primarily intended to finance the extraordinary revenue losses associated with the 2001 tax year that DOB expects will not recur.

      The vast majority of the non-recurring resources utilize existing available fund balances, including the Abandoned Property Fund ($300 million), the Environmental Protection Fund and the Superfund ($264 million), the State of New York Mortgage Agency ($150 million), the New York State Housing Finance Agency ($50 million), the Power Authority of the State of New York ($42 million), various health and Medicaid Special Revenue Funds ($341 million), the Higher Education Services Corporation ($39 million), the Dormitory Authority of the State of New York ($12 million), and various routine fund transfers ($75 million).

      In addition, a variety of measures were enacted to preserve revenues, including a tax amnesty program ($175 million), a change in the payment date on various business taxes ($100 million), recoveries of school aid and welfare overpayments ($39 million), and changes in tax collection procedures ($64 million).

      The 2002-03 Financial Plan projects a closing balance in the General Fund of $716 million. The closing balance is comprised of $710 million in the Tax Stabilization Reserve Fund and $6 million in the Contingency Reserve Fund. The closing balance declined by $316 million from 2001-02, reflecting the use of balances in the Community Projects Fund, the Contingency Reserve Fund, and the Universal Pre-K Fund. The closing fund balance excludes $427 million expected to be on deposit in the refund reserve account at the close of 2002-03.

      The General Fund ended the first quarter with a balance of approximately $1.74 billion, $215 million below the estimate in the Enacted Plan. Receipts and transfers from other funds were $251 million below the Enacted Plan estimate, offset in part by lower than projected disbursements and transfers to other funds of $35 million.

      General Fund receipts and transfers from other funds totaled $11.43 billion in the first quarter. Receipts were $251 million (2 percent) lower than the Enacted Plan cash flow projections. DOB believes the variance, while significant, is largely related to the timing of payments for personal income, business, and user taxes.

      First quarter personal income tax receipts (inclusive of amounts that flow through the Revenue Bond Tax Fund and are reported by OSC in the Debt Service Funds Group) fell $134 million (1.8 percent) below the cash flow estimates in the July Plan. This shortfall primarily reflects lower than anticipated estimated tax payments for the quarter. Historically, the percentage of estimated income tax paid in June has varied considerably due to many factors, including the interaction of estimated payment rules and taxpayer expectations of income tax liability. Withholding collections were slightly below estimates, which DOB believes indicates that the wage and employment base is relatively consistent with the forecast contained in the Enacted Plan.

      Business tax receipts through the first quarter of the fiscal year were $105 million (13 percent) below the Enacted Plan cash flow projections for this period. DOB believes the variance is partially attributable to the timing of payments by utility companies. Receipts for user taxes and fees during the first quarter were $44 million (2.4 percent) below the Enacted Budget estimate. DOB attributes a large portion of the variance to the timing of certain sales and cigarette tax revenues and should not materially affect overall receipts for these taxes for 2002-03. Other tax receipts for the first quarter increased $23 million (12.3 percent) above the Enacted Plan and largely reflect better-than-expected estate tax payments, which is a major component of this category.

      Total General Fund disbursements and transfers to other funds totaled $10.73 billion in the first quarter. The results were $35 million below the estimate for disbursements in the Enacted Plan. The modest decrease of $35 million is attributable to the timing of payments and is not anticipated to lower projected year-end spending. Spending for most major categories, including Medicaid and school aid, are on track with initial estimates.

      DEBT LIMITS AND OUTSTANDING DEBT

      There are a number of methods by which the State of New York may incur debt. Under the State Constitution, the State may not, with limited exceptions for emergencies, undertake long-term general obligation borrowing (i.e., borrowing for more than one year) unless the borrowing is authorized in a specific amount for a single work or purpose by the Legislature and approved by the voters. There is no limitation on the amount of long-term general obligation debt that may be so authorized and subsequently incurred by the State.

      The State may undertake short-term borrowings without voter approval (i) in anticipation of the receipt of taxes and revenues, by issuing tax and revenue anticipation notes, and (ii) in anticipation of the receipt of proceeds from the sale of duly authorized but unissued general obligation bonds, by issuing bond anticipation notes. The State may also, pursuant to specific constitutional authorization, directly guarantee certain obligations of the State of New York's authorities and public benefit corporations ("Authorities"). Payments of debt service on New York State general obligation and New York State-guaranteed bonds and notes are legally enforceable obligations of the State of New York.

      The State employs additional long-term financing mechanisms, lease-purchase and contractual-obligation financings, which involve obligations of public authorities or municipalities that are State-supported but are not general obligations of the State. Under these financing arrangements, certain public authorities and municipalities have issued obligations to finance the construction and rehabilitation of facilities or the acquisition and rehabilitation of equipment, and expect to meet their debt service requirements through the receipt of rental or other contractual payments made by the State. Although these financing arrangements involve a contractual agreement by the State to make payments to a public authority, municipality or other entity, the State's obligation to make such payments is generally expressly made subject to appropriation by the Legislature and the actual availability of money to the State for making the payments. The State has also entered into a contractual-obligation financing arrangement with the LGAC to restructure the way the State makes certain local aid payments.

      Sustained growth in the State's economy could contribute to closing projected budget gaps over the next several years, both in terms of higher-than-projected tax receipts and in lower-than-expected entitlement spending. In the past, the State has taken management actions to address potential financial plan shortfalls, and DOB believes it could take similar actions should adverse variances occur in its projections for the current fiscal year.

      On January 13, 1992, S&P reduced its ratings on the State's general obligation bonds from A to A- and, in addition, reduced its ratings on the State's moral obligation, lease purchase, guaranteed and contractual obligation debt. On August 28, 1997, S&P revised its ratings on the State's general obligation bonds from A- to A and revised its ratings on the State's moral obligation, lease purchase, guaranteed and contractual obligation debt. On March 5, 1999, S&P affirmed its A rating on the State's outstanding bonds. On March 10, 2000, S&P assigned its A+ rating on New York State's long-term general obligations. On December 19, 2000, S&P assigned its AA rating on New York State's long-term general obligations.

      On January 6, 1992, Moody's reduced its ratings on outstanding limited-liability State lease purchase and contractual obligations from A to Baa1. On February 28, 1994, Moody's reconfirmed its A rating on the State's general obligation long-term indebtedness. On March 20, 1998, Moody's assigned the highest commercial paper rating of P-1 to the short-term notes of the State. On March 5, 1999, Moody's affirmed its A2 rating with a stable outlook to the State's general obligations. In June 2000, Moody's revised its outlook on the State's general obligations from stable to positive.

      New York State has never defaulted on any of its general obligation indebtedness or its obligations under lease-purchase or contractual-obligation financing arrangements and has never been called upon to make any direct payments pursuant to its guarantees.

      LITIGATION

      The legal proceedings listed below involve State finances and programs and miscellaneous civil rights, real property, contract and other tort claims in which the State is a defendant and the potential monetary claims against the State are substantial, generally in excess of $100 million. These proceedings could adversely affect the financial condition of the State in the 2002-03 fiscal year or thereafter. The State will describe newly initiated proceedings which the State believes to be material, as well as any material and adverse developments in the listed proceedings, in updates or supplements to its Annual Information Statement.

      Certain litigation pending against New York State or its officers or employees could have a substantial or long-term adverse effect on New York State finances. Among the more significant of these cases are those that involve (1) the validity of agreements and treaties by which various Indian tribes transferred title to New York State of certain land in central and upstate New York; (2) certain aspects of New York State's Medicaid policies, including its rates, regulations and procedures; (3) an action challenging state and U.S. constitutional provisions on gaming; (4) a challenge to the Governor's application of his constitutional line item veto authority; (5) a civil rights action alleging that Yonkers and its public schools were intentionally segregated; (6) a challenge to the funding for New York City public schools; (7) the Governor seeking a judgment declaring that the actions of the Senate and the Assembly in voting and passing 46 budget bills violated the State Constitution, because they deleted provisions of appropriations proposed by the Governor, substituted other appropriations, and considered other bills prior to taking action on the appropriation bills submitted by the Governor (This action would not affect appropriations enacted to pay debt service obligations for the 2001-02 fiscal year).

      Adverse developments in the proceedings described above, other proceedings for which there are unanticipated, unfavorable and material judgments, or the initiation of new proceedings could affect the ability of the State to maintain a balanced 2002-03 Financial Plan. The State believes that the proposed 2002-03 Financial Plan includes sufficient reserves to offset the costs associated with the payment of judgments that may be required during the 2002-03 fiscal year. These reserves include (but are not limited to) amounts appropriated for Court of Claims payments and projected fund balances in the General Fund. In addition, any amounts ultimately required to be paid by the State may be subject to settlement or may be paid over a multi-year period. There can be no assurance, however, that adverse decisions in legal proceedings against the State would not exceed the amount of all potential 2002-03 Financial Plan resources available for the payment of judgments, and could therefore affect the ability of the State to maintain a balanced 2002-03 Financial Plan.

      Although other litigation is pending against New York State, except as described herein, no current litigation involves New York State's authority, as a matter of law, to contract indebtedness, issue its obligations, or pay such indebtedness when it matures, or affects New York State's power or ability, as a matter of law, to impose or collect significant amounts of taxes and revenues.

      On November 23, 1998, the attorneys general for forty-six states (including New York) entered into a master settlement agreement ("MSA") with the nation's largest tobacco manufacturers. Under the terms of the MSA, the states agreed to release the manufacturers from all smoking-related claims in exchange for specified payments and the imposition of restrictions on tobacco advertising and marketing. New York is projected to receive $25 billion over 25 years under the MSA, with payments apportioned among the State (51 percent), counties (22 percent), and New York City (27 percent). The projected payments are an estimate and subject to adjustments for, among other things, the annual change in the volume of cigarette shipments and the rate of inflation. From 1999-2000 through 2002-03, the State expects to receive $1.54 billion under the nationwide settlement with cigarette manufacturers. Counties, including New York City, will receive settlement payments of $1.47 billion over the same period.

      The State plans to use $1.29 billion in tobacco settlement money over the next two years to finance health programs under HCRA 2000 ($1.01 billion) and projected increased costs in Medicaid ($274 million). The remaining $250 million in one-time tobacco payments from 1999-2000 will be deposited to DRRF.

      AUTHORITIES

      The fiscal stability of New York State is related, in part, to the fiscal stability of its Authorities, which generally have responsibility for financing, constructing and operating revenue-producing public benefit facilities. Authorities are not subject to the constitutional restrictions on the incurrence of debt which apply to the State itself, and may issue bonds and notes within the amounts of, and as otherwise restricted by, their legislative authorization. The State's access to the public credit markets could be impaired, and the market price of its outstanding debt may be materially and adversely affected, if any of the Authorities were to default on their respective obligations, particularly with respect to debt that is State-supported or State-related.

      Authorities are generally supported by revenues generated by the projects financed or operated, such as fares, user fees on bridges, highway tolls and rentals for dormitory rooms and housing. In recent years, however, New York State has provided financial assistance through appropriations, in some cases of a recurring nature, to certain of the Authorities for operating and other expenses and, in fulfillment of its commitments on moral obligation indebtedness or otherwise, for debt service. This operating assistance is expected to continue to be required in future years. In addition, certain statutory arrangements provide for State local assistance payments otherwise payable to localities to be made under certain circumstances to certain Authorities. The State has no obligation to provide additional assistance to localities whose local assistance payments have been paid to Authorities under these arrangements. However, in the event that such local assistance payments are so diverted, the affected localities could seek additional State funds.

      For purposes of analyzing the financial condition of the State, debt of the State and of certain public authorities may be classified as State-supported debt, which includes general obligation debt of the State and lease-purchase and contractual obligations of public authorities (and municipalities) where debt service is paid from State appropriations (including dedicated tax sources, and other revenues such as patient charges and dormitory facilities rentals). In addition, a broader classification, referred to as State-related debt, includes State-supported debt, as well as certain types of contingent obligations, including moral obligation financings, certain contingent contractual-obligation financing arrangements, and State-guaranteed debt described above, where debt service is expected to be paid from other sources and State appropriations are contingent in that they may be made and used only under certain circumstances.

      NEW YORK CITY AND OTHER LOCALITIES

      The fiscal health of the State may also be affected by the fiscal health of New York City, which continues to receive significant financial assistance from the State. State aid contributes to the City's ability to balance its budget and meet its cash requirements. The State may also be affected by the ability of the City, and certain entities issuing debt for the benefit of the City, to market their securities successfully in the public credit markets.

      On September 11, 2001, two hijacked passenger jetliners flew into the World Trade Center, resulting in a substantial loss of life, destruction of the World Trade Center, and damage to other buildings in the vicinity. Trading on the major New York stock exchanges was suspended until September 17, 2001, and business in the financial district was interrupted. Recovery efforts were completed on May 30, 2002.

      Recovery, cleanup, and repair efforts will result in substantial expenditures. The U.S. Congress passed emergency legislation that authorized $40 billion for disaster assistance, increased security costs, the rebuilding of infrastructure systems and other public facilities, and disaster recovery and related activities. Congress and the President have already appropriated over $10 billion of this amount for disaster assistance in New York, Pennsylvania, and Virginia. The President has submitted a bill to Congress that would bring the total commitment of federal disaster assistance for New York to $21.4 billion. In addition, the State legislature increased the financing capacity of the New York City Transitional Finance Authority (TFA) by $2.5 billion to fund recovery costs, and has authorized the TFA to issue debt without limit as to principal amount that is payable solely from State or federal aid received on account of the disaster.

      On March 9, 2002, the President signed nationwide stimulus legislation that includes $5.5 billion toward the $21.4 billion commitment, in the form of temporary tax provisions aimed at creating redevelopment incentives for businesses located in the Liberty Zone, the area surrounding the World Trade Center site. The Liberty Zone provisions expand the work opportunity tax credit, provide a bonus 30 percent depreciation deduction, authorize the issuance of $8 billion in tax-exempt private activity bonds, allow for advance refunding of certain bonds for facilities in New York City, and increase the small business expensing limit.

      The City is seeking to be reimbursed by the federal government for all of its direct costs for response and remediation of the World Trade Center site. These costs are now expected to be substantially below previous estimates. The City also expects to receive federal funds for costs of economic revitalization and other needs, not directly payable through the City budget, relating to the September 11 attack.

      The City has achieved balanced operating results for each of its fiscal years since 1981 as measured by the GAAP standards in force at that time. The City prepares a four-year financial plan annually and updates it periodically, and prepares a comprehensive annual financial report each October describing its most recent fiscal year. For current information on the City's financial plan and its most recent financial disclosure, contact the New York City Office of Management and Budget, 75 Park Place, New York, NY 10007, Attention: Director.

      To successfully implement its financial plan, the City and certain entities issuing debt for the benefit of the City must market their securities successfully. This debt is issued to finance the rehabilitation of the City's infrastructure and other capital needs and to refinance existing debt, as well as to fund seasonal needs and recovery costs related to the attacks on the World Trade Center. In recent years, the State constitutional debt limit would have prevented the City from entering into new capital contracts, except for the creation of the TFA in 1997 and TSASC, Inc., in 1999 (a local development corporation empowered to issue tax-exempt debt backed by tobacco settlement revenues). The City expects that these actions will provide sufficient financing capacity to continue its capital program at least through fiscal year 2011.

      For its 2000-01 fiscal year (ending June 30, 2001), the City had an operating surplus of $2.9 billion before discretionary and other transfers, and achieved balanced operating results after discretionary and other transfers, in accordance with GAAP. Preliminary results indicate that the City ended 2001-02 with a $677 million surplus in accordance with GAAP. Prior to its gap-closing program, the City projected a $4.8 billion budget gap for fiscal year 2002-03, and even larger gaps in subsequent years. The City's June Financial Plan, which incorporates the enacted budget for 2002-03, includes gap-closing actions that balance the 2002-03 budget. The 2002-03 gap-closing program includes resources from agency actions and actions to be taken by the federal and State governments and the municipal unions. The budgets for fiscal years 2001-02 and 2002-03 also include nearly $2 billion in bond proceeds from the TFA to cover a portion of the costs and revenue losses related to the September 11, 2001 attack on the World Trade Center. The gaps for fiscal years 2003-04 through 2005-06 are currently projected by the City at $3.7 billion, $4.2 billion, and $4.6 billion, respectively, after such actions.

      The City's gap estimates assume a 3 percent loss in pension fund assets in 2002-03; losses in excess of 3 percent would require the City to make pension expenditures in excess of budgeted amounts. The gaps do not include any potential wage increases for police officers and firefighters beyond those negotiated with the unions representing other uniformed employees or wage increases for any employees beyond the current round of collective bargaining that generally ended June 30, 2002.

      On July 18, 2002, the Mayor announced he was reserving 7.5 percent of City funding and requiring agencies to implement programs to accommodate this reduction on an annually recurring basis. The approximately $1 billion in reduced City spending would provide an available reserve if required in 2002-03, but is primarily intended as a first step toward addressing the substantial projected gaps in 2003-04 and thereafter.

      In 1975, New York City suffered a fiscal crisis that impaired the borrowing ability of both the City and New York State. In that year the City lost access to the public credit markets. The City was not able to sell short-term notes to the public again until 1979. In 1975, S&P suspended its A rating of City bonds. This suspension remained in effect until March 1981, at which time the City received an investment grade rating of BBB from S&P.

      On July 2, 1985, S&P revised its rating of City bonds upward to BBB+ and on November 19, 1987, to A-. On February 3, 1998 and again on May 27, 1998, S&P assigned a BBB+ rating to the City's general obligation debt and placed the ratings on CreditWatch with positive implications. On March 9, 1999, S&P assigned its A- rating to Series 1999H of New York City general obligation bonds and affirmed the A- rating on various previously issued New York City bonds.

      Moody's ratings of City bonds were revised in November 1981 from B (in effect since 1977) to Ba1, in November 1983 to Baa, in December 1985 to Baa1, in May 1988 to A and again in February 1991 to Baa1. On February 25, 1998, Moody's upgraded approximately $28 billion of the City's general obligations from Baa1 to A3. On June 9, 1998, Moody's affirmed its A3 rating to the City's general obligations and stated that its outlook was stable. In August 2000, Moody's upgraded approximately $26 billion of the City's general obligations from A3 to A2.

      On March 8, 1999, Fitch IBCA upgraded New York City's $26 billion outstanding general obligation bonds from A- to A. Subsequent to that time, the City's general obligation bonds have not been downgraded by Fitch IBCA.

      In response to the City's fiscal crisis in 1975, the State took action to assist the City in returning to fiscal stability. Among those actions, the State established the Municipal Assistance Corporation for the City of New York ("NYC MAC") to provide financing assistance to the City; the New York State Financial Control Board (the "Control Board") to oversee the City's financial affairs; and the Office of the State Deputy Comptroller for the City of New York ("OSDC") to assist the Control Board in exercising its powers and responsibilities. A "control period" existed from 1975 to 1986, during which the City was subject to certain statutorily prescribed fiscal controls. The Control Board terminated the control period in 1986 when certain statutory conditions were met. State law requires the Control Board to reimpose a control period upon the occurrence, or "substantial likelihood and imminence" of the occurrence, of certain events, including (but not limited to) a City operating budget deficit of more than $100 million or impaired access to the public credit markets.

      Currently, the City and its Covered Organizations (i.e., those organizations which receive or may receive moneys from the City directly, indirectly or contingently) operate under the City's Financial Plan. The City's Financial Plan summarizes its capital, revenue and expense projections and outlines proposed gap-closing programs for years with projected budget gaps. The City's projections set forth in its Financial Plan are based on various assumptions and contingencies, some of which are uncertain and may not materialize. Unforeseen developments (such as the World Trade Center attack) and changes in major assumptions could significantly affect the City's ability to balance its budget as required by State law and to meet its annual cash flow and financing requirements.

      Certain localities, in addition to the City, have experienced financial problems and have requested and received additional New York State assistance during the last several State fiscal years. The potential impact on the State of any future requests by localities for additional assistance is not included in the State's projections of its receipts and disbursements for the fiscal year.

      Counties, cities, towns, villages, school districts and fire districts have engaged in substantial short-term and long-term borrowings. In 2000, the total indebtedness of all localities in the State, other than New York City, was approximately $23.1 billion. A small portion of that indebtedness represented borrowing to finance budgetary deficits; $108 million in deficit financing was authorized pursuant to enabling State legislation. State law requires the Comptroller to review and make recommendations concerning the budgets of those local government units (other than New York City) authorized by State law to issue debt to finance deficits during the period that such deficit financing is outstanding. Nineteen localities had outstanding indebtedness for deficit financing at the close of their fiscal year ending in 2000.

      INVERSE FLOATERS The Money Market Fund, Tax-Free California Fund, Tax-Free Minnesota, Tax-Free National Fund, Tax-Free New York Fund and U.S. Government Securities Fund may invest in inverse floaters. Inverse floaters are debt instruments with a floating rate of interest that bears an inverse relationship to changes in short-term market interest rates. Investments in this type of security involve special risks as compared to investments in, for example, a fixed rate municipal security. The fund could lose money and its net asset value could decline if movements in interest rates are incorrectly anticipated. Moreover, the markets for securities of this type may be less developed and may have less liquidity than the markets for more traditional municipal securities.



      EQUITY SECURITIES Each Fund, except the High Yield Fund, Income Fund, Inflation Plus Fund, Short Duration Fund and Total Return Bond Fund, as described below, and except the Money Market Fund, Tax-Free California Fund, Tax-Free Minnesota Fund, Tax-Free National Fund, Tax-Free New York Fund and U.S. Government Securities Fund, may invest in equity securities. Equity securities include common stock, preferred stock, securities convertible into common or preferred stock and warrants or rights to acquire common stock, including options. In addition, these Funds may invest in securities such as bonds, debentures and corporate notes which are convertible into common stock at the option of the holder. The Income Fund may invest up to 10% of its total assets in preferred stock. The High Yield Fund and Total Return Bond Fund may each invest up to 15% of its total assets in preferred stocks, convertible securities, and securities carrying warrants to purchase equity securities. The High Yield Fund, Income Fund, Inflation Plus Fund, Short Duration Fund and Total Return Bond Fund will not invest in common stocks directly, but may retain, for reasonable periods of time, common stocks acquired upon conversion of debt securities or upon exercise of warrants acquired with debt securities. Equity securities are subject to financial and market risks and can be expected to fluctuate in value.


      SMALL CAPITALIZATION SECURITIES Each Fund, except the Income Fund, Inflation Plus Fund, Money Market Fund, Short Duration Fund, Tax-Free California Fund, Tax-Free Minnesota Fund, Tax-Free National Fund, Tax-Free New York Fund and U.S. Government Securities Fund, may invest in equity securities (including securities issued in initial public offerings) of companies with smaller market capitalizations. Because the issuers of small capitalization securities tend to be smaller or less well-established companies, they may have limited product lines, market share or financial resources, may have less historical data with respect to operations and management and may be more dependent on a limited number of key employees. As a result, Small capitalization securities are often less marketable and experience a higher level of price volatility than securities of larger or more well-established companies. Small capitalization securities may be more likely to be offered in initial public offerings. Because securities issued in initial public offerings are being offered to the public for the first time, the market for such securities may be inefficient and less liquid.

      FOREIGN ISSUERS AND NON-DOLLAR SECURITIES Foreign issuers include (1) companies organized outside of the United States, (2) foreign governments and agencies or instrumentalities of foreign governments and (3) issuers whose economic fortunes and risks are primarily linked with markets outside the United States. Certain companies organized outside the United States may not be deemed to be foreign issuers if the issuer's economic fortunes and risks are primarily linked with U.S. markets. Non-dollar securities are securities denominated or quoted in foreign currency or paying income in foreign currency.

      Many of the Funds are permitted to invest a portion of their assets in securities of foreign issuers and non-dollar securities, including American Depositary Receipts ("ADRs") and Global Depositary Receipts ("GDRs"). ADRs are certificates issued by a U.S. bank or trust company and represent the right to receive securities of a foreign issuer deposited in a domestic bank or non-U.S. branch of a U.S. bank. ADRs are traded on a U.S. securities exchange, or in an over-the-counter market, and are denominated in U.S. dollars. GDRs are certificates issued globally and evidence a similar ownership arrangement. GDRs are traded on foreign securities exchanges and are denominated in foreign currencies. The value of an ADR or a GDR will fluctuate with the value of the underlying security, will reflect any changes in exchange rates and otherwise will involve risks associated with investing in foreign securities. When selecting securities of foreign issuers and non-dollar securities, HIMCO or Wellington Management will evaluate the economic and political climate and the principal securities markets of the country in which an issuer is located.

      Funds that are permitted to invest in securities of foreign issuers and non-dollar securities may invest in debt exchangeable for common stock, debt or equity linked notes ("LNs") and similar linked securities (e.g., zero-strike warrants), which are derivative securities typically issued by a financial institution or special purpose entity the performance of which depends on the performance of a corresponding foreign security or index. Upon redemption or maturity, the principal amount or redemption amount is payable based on the price level of the linked security or index at the time of redemption or maturity, or is exchanged for corresponding shares of common stock. LNs are generally subject to the same risks as direct holdings of securities of foreign issuers and non-dollar securities, including currency risk and the risk that the amount payable at maturity or redemption will be less than the principal amount of a note because the price of the linked security or index has declined. Moreover, LNs are subject to counterparty risk, which is the risk that the company issuing an LN may fail to pay the full amount due at maturity or redemption. A Fund may also have difficulty disposing of LNs because there may be restrictions on redemptions and there may be no market or only a thin trading market in such securities.


      The Inflation Plus Fund may invest up to 40% of its net assets in the securities of foreign issuers and non-dollar securities. The Income Fund may invest up to 25% of its total assets in the securities of foreign issuers and non-dollar securities. The Advisers, Capital Appreciation, Dividend and Growth, Focus, Growth and Income, Growth, Growth Opportunities, MidCap, MidCap Value, Small Company, SmallCap Growth, Stock, Value and Value Opportunities Funds may invest up to 20% of their total assets in the securities of foreign issuers and non-dollar securities. The Short Duration Fund may invest up to 25% of its total assets in the securities of foreign issuers. The Money Market Fund may invest up to 25% of its total assets (provided such assets are U.S. dollar denominated) and the High Yield and Total Return Bond Funds are permitted to invest up to 30% of their total assets in the securities of foreign issuers. The Global Communications, Global Financial Services, Global Health, Global Leaders, Global Technology, International Capital Appreciation, International Opportunities and International Small Company Funds each may invest 100% of their total assets in the securities of foreign issuers and non-dollar securities. Each of the High Yield Fund and Total Return Bond Fund may also invest up to 10% of their total assets in non-dollar securities. U.S. Government Securities Fund may invest in bonds issued or guaranteed by the Canadian government or its agencies, but not as part of its principal investment strategy. Tax-Free California Fund, Tax-Free Minnesota Fund, Tax-Free National Fund and Tax-Free New York Fund may invest in tax-exempt bonds issued by Native American entities, but, not as part of their principal investment strategy.


      The Global Leaders Fund invests in at least five countries, one of which is the United States; however, the Fund has no limit on the amount of assets that must be invested in each country. The Global Communications Fund, Global Financial Services Fund, Global Health Fund and Global Technology Fund each invest in at least three countries, one of which may be the United States; however, these Funds have no limit on the amount of assets that must be invested in each country. Under normal circumstances, the International Capital Appreciation Fund invests in at least five countries; the International Small Company Fund in at least ten.

      Investing in securities of foreign issuers involves considerations and potential risks not typically associated with investing in obligations issued by U.S. issuers. Less information may be available about foreign issuers compared with U.S. issuers. For example, foreign issuers generally are not subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to U.S. issuers. In addition, the values of non-dollar securities are affected by changes in currency rates or exchange control regulations, restrictions or prohibition on the repatriation of foreign currencies, application of foreign tax laws, including withholding taxes, changes in government administration or economic or monetary policy (in the U.S. or outside the U.S.) or changed circumstances in dealings between nations. Costs are also incurred in connection with conversions between various currencies.

      Investing in foreign government debt securities exposes a Fund to the direct or indirect consequences of political, social or economic changes in the developing and emerging countries that issue the securities. The ability and willingness of sovereign obligors in developing and emerging countries or the governmental authorities that control repayment of their external debt to pay principal and interest on such debt when due may depend on general economic, social and political conditions within the relevant country. Countries such as those in which the Funds may invest have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate trade difficulties and unemployment. Some of these countries are also characterized by political uncertainty or instability. Additional factors which may influence the ability or willingness to service debt include, but are not limited to, a country's cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole, and its government's policy towards the IMF, the World Bank and other international agencies.

      From time to time, the International Small Company Fund may invest up to 15% of its total assets, and the Income Fund may invest up to 20% of its total assets, and each of the Global Communications Fund, Global Financial Services Fund, Global Health Fund, Global Leaders Fund, Global Technology Fund, International Capital Appreciation Fund, and International Opportunities Fund may invest up to 25% of its total assets and each of the High Yield Fund and Total Return Bond Fund may invest up to 30% of its total assets in securities of issuers located in countries with emerging economies or securities markets. Compared to the United States and other developed countries, developing countries may have relatively unstable governments, economies based on only a few industries, and securities markets that are less liquid and trade a small number of securities. Prices in these markets tend to be volatile and, in the past, securities in these countries have offered greater potential for gain (as well as loss) than securities of companies located in developed countries.

      CURRENCY TRANSACTIONS Each Fund, except the Money Market Fund, Short Duration Fund, Tax-Free California Fund, Tax-Free Minnesota Fund, Tax-Free National Fund and Tax-Free New York Fund, may engage in currency transactions to hedge, directly or indirectly, the value of portfolio securities denominated in particular currencies against fluctuations in relative value. Currency transactions include forward currency contracts, currency swaps, exchange-listed and over-the-counter ("OTC") currency futures contracts and options thereon and exchange listed and OTC options on currencies.

      Forward currency contracts involve a privately negotiated obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Currency swaps are agreements to exchange cash flows based on the notional difference between or among two or more currencies. See "Swap Agreements."

      The use of currency transactions to protect the value of a Fund's assets against a decline in the value of a currency does not eliminate potential losses arising from fluctuations in the value of the Fund's underlying securities. Further, the Funds may enter into currency transactions only with counterparties that HIMCO or Wellington Management deems to be creditworthy.

      The Funds may also enter into options and futures contracts relative to foreign currency to hedge against fluctuations in foreign currency rates. See "Options and Futures Contracts" for a discussion of risk factors relating to foreign currency transactions including options and futures contracts related thereto.


      OPTIONS AND FUTURES CONTRACTS In seeking to protect against the effect of changes in equity market values, currency exchange rates or interest rates that are adverse to the present or prospective position of the Funds, for cash flow management, and, to a lesser extent, to enhance returns, each Fund, except the Money Market Fund, may employ certain hedging, income enhancement and risk management techniques, including the purchase and sale of options contracts, futures contracts and options on futures contracts, any of which may involve equity and debt securities and foreign currencies, aggregates of equity and debt securities, indices of prices of equity and debt securities and other financial indices or instruments. Each Fund, except Money Market Fund, may also invest in futures contracts and options thereon with respect to interest rates and may enter into options on swap agreements. A Fund's ability to engage in these practices may be limited by tax considerations and certain other legal considerations.


      A Fund may write covered options and purchase put and call options on individual securities as a partial hedge against an adverse movement in the security and in circumstances consistent with the objective and policies of the Fund. This strategy limits potential capital appreciation in the portfolio securities subject to the put or call option.

      The Funds may also write covered put and call options and purchase put and call options on foreign currencies to hedge against the risk of foreign exchange rate fluctuations on non-dollar securities they hold or intend to purchase. For example, if a Fund enters into a contract to purchase non-dollar securities, it could effectively establish the maximum U.S. dollar cost of the securities by purchasing call options on the appropriate currency. Similarly, if a Fund held non-dollar securities and anticipated a decline in the value of that currency against the U.S. dollar, the Fund could hedge against such a decline by purchasing a put option on the foreign currency involved.

      Aggregates are composites of equity or debt securities that are not tied to a commonly known index. An index is a measure of the value of a group of securities or other interests. An index assigns relative values to the securities included in that index, and the index fluctuates with changes in the market value of those securities. A Fund may purchase put and call options and write covered put and call options on aggregates of equity and debt securities, and may enter into futures contracts and options thereon for the purchase or sale of aggregates of equity and debt securities, indices of equity and debt securities and other financial indices or instruments.

      The Funds may write covered straddles consisting of a combination of a call and a put written on the same underlying security. A straddle will be covered when sufficient assets are deposited to meet the Funds' immediate obligations. The Funds may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, the Funds will also segregate or designate on their books liquid assets equivalent to the amount, if any, by which the put is "in the money."

      The Funds may write or purchase put and call swap options. A swap option is a contract that gives a counterparty the right (but not the obligation) in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms.

      A Fund may only write covered options. See "Asset Coverage" below.

      A futures contract is an agreement between two parties to buy and sell a security or financial instrument for a set price on a future date. These contracts are traded on exchanges, so that, in most cases, either party can close out its position on the exchange for cash, without delivering the security or financial instrument. An option on a futures contract gives the holder of the option the right to buy or sell a position in a futures contract to the writer of the option, at a specified price and on or before a specified expiration date.

      Each Fund (except the Money Market Fund) may invest in futures contracts and options thereon ("futures options") with respect to, but not limited to, equity and debt securities and foreign currencies, aggregates of equity and debt securities, interest rates, and indices of prices of equity and debt securities and other financial indices or instruments.


      A Fund may purchase or sell foreign currency futures contracts, and write put and call options and purchase put and call options on such futures contracts. For example, a Fund may use foreign currency futures contracts when it anticipates a general weakening of the foreign currency exchange rate that could adversely affect the market values of the Fund's non-dollar securities holdings. In this case, the sale of futures contracts on the underlying currency may reduce the risk of a reduction in market value caused by foreign currency variations and, by so doing, provide an alternative to the liquidation of securities positions in the Fund and resulting transaction costs. When the Fund anticipates a significant foreign exchange rate increase while intending to invest in a non-dollar security, the Fund may purchase a foreign currency futures contract to hedge or partially hedge against a rise in foreign exchange rates pending completion of the anticipated transaction. Such a purchase of a futures contract would serve as a temporary measure to protect the Fund against any rise in the foreign exchange rate that may add additional costs to acquiring the non-dollar security.

      A Fund similarly may use futures contracts on equity and debt securities to hedge against fluctuations in the value of securities it owns or expects to acquire. Futures contracts on individual securities are regulated as both securities and as futures contracts, and are subject to higher margin requirements than other kinds of futures contracts. Because these contracts relate to the securities of a single issuer, they can be expected to be subject to greater price volatility than futures contracts that relate to a diversified group of securities represented in an aggregate or an index. The volume, breadth, efficiency and other attributes may be limited. A Fund's use of these kind of futures contracts will depend to a large degree on how this market develops.


      The Funds may purchase call or put options on foreign currency futures contracts to obtain a fixed foreign exchange rate at limited risk. A Fund may purchase a call option on a foreign currency futures contract to hedge against a rise in the foreign exchange rate while intending to invest in a non-dollar security of the same currency. A Fund may purchase put options on foreign currency futures contracts to hedge against a decline in the foreign exchange rate or the value of its non-dollar securities. A Fund may write a call option on a foreign currency futures contract as a partial hedge against the effects of declining foreign exchange rates on the value of non-dollar securities and in circumstances consistent with a Fund's investment objectives and policies.

      The Funds may write covered straddles consisting of a call and a put written on the same underlying futures contract. A straddle will be covered when sufficient assets are deposited to meet the Funds' immediate obligations. A Fund may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, the Funds will also segregate or designate on their books liquid assets equivalent to the amount, if any, by which the put is "in the money."

      Options on indices are settled in cash, not in delivery of securities. The exercising holder of an index option receives, instead of a security, cash equal to the difference between the closing price of the securities index and the exercise price of the option.

      To the extent that a Fund enters into futures contracts, options on futures contracts and options on foreign currencies that are traded on an exchange regulated by the Commodities Futures Trading Commission ("CFTC"), in each case that are not for "bona fide hedging" purposes (as defined by regulations of the CFTC), the aggregate initial margin and premiums required to establish those positions may not exceed 5% of the Fund's net asset value, after taking into account the unrealized gains and unrealized losses on any such contracts. However, options which are currently exercisable may be excluded in computing the 5% limit.

      Although any one Fund may not employ all or any of the foregoing strategies, its use of options, futures and options thereon and forward currency contracts (as described under "Currency Transactions") would involve certain investment risks and transaction costs to which it might not be subject were such strategies not employed. Such risks include: (1) dependence on the ability of HIMCO or Wellington Management to predict movements in the prices of individual securities, fluctuations in the general securities markets or market sections and movements in interest rates and currency markets, (2) imperfect correlation between movements in the price of the securities or currencies hedged or used for cover, (3) the fact that skills and techniques needed to trade options, futures contracts and options thereon or to use forward currency contracts are different from those needed to select the securities in which a Fund invests, (4) lack of assurance that a liquid secondary market will exist for any particular option, futures contract, option thereon or forward contract at any particular time, which may affect a Fund's ability to establish or close out a position, (5) possible impediments to effective portfolio management or the ability to meet current obligations caused by the segregation of a large percentage of a Fund's assets to cover its obligations, and (6) the possible need to defer closing out certain options, futures contracts, options thereon and forward contracts in order to continue to qualify as a "regulated investment company" for tax purposes. In the event that the anticipated change in the price of the securities or currencies that are the subject of such a strategy does not occur, a Fund may have been in a better position had it not used such a strategy.

      SWAP AGREEMENTS Each Fund, except the Money Market Fund, may enter into currency swaps (except Short Duration Fund, Tax-Free California Fund, Tax-Free Minnesota Fund, Tax-Free National Fund and Tax-Free

New York Fund), interest rate swaps, swaps on specific securities, and other types of swap agreements such as caps, collars, floors and credit derivatives and options thereon. In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate multiplied by a "notional principal amount," in return for payments equal to a fixed rate multiplied by the same amount, for a specified period of time. If a swap agreement provides for payments in different currencies, the parties might agree to exchange the notional principal amount as well. Swaps may also depend on other prices or rates, such as the value of an index or mortgage prepayment rates.

      In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.

      Each Fund may enter into event linked swaps, including credit default swaps. The credit default swap market allows a Fund to manage credit risk through buying and selling credit protection on specific names or a basket of names. The transactions are documented through swap documents. A "buyer" of credit protection agrees to pay a counterparty to assume the credit risk of an issuer upon the occurrence of certain events. The "seller" of credit protection receives a premium and agrees to assume the credit risk of an issuer upon the occurrence of certain events.

      Swap agreements will tend to shift a Fund's investment exposure from one type of investment to another. For example, if a Fund agreed to exchange floating rate payments for fixed rate payments, the swap agreement would tend to decrease the Fund's exposure to rising interest rates. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a Fund's investments and its share price and yield.

      The Funds usually enter into interest rate swaps on a net basis. The net amount of the excess, if any, of a Fund's obligations over its entitlement with respect to each interest rate swap will be covered by an amount consisting of designated liquid assets having an aggregate net asset value at least equal to the accrued excess. If a Fund enters into a swap on other than a net basis, the Fund will designate the full amount of the Fund's obligations under each such swap. The Fund may enter into swaps, caps, collars and floors with member banks of the Federal Reserve System, members of the New York Stock Exchange or other entities determined by HIMCO or Wellington Management to be creditworthy. If a default occurs by the other party to such transaction, a Fund will have contractual remedies pursuant to the agreements related to the transaction but such remedies may be subject to bankruptcy and insolvency laws which could affect such Fund's rights as a creditor.

      The swap market has grown substantially in recent years with a large number of banks and financial services firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, collars and floors are more recent innovations and they are less liquid than swaps. There can be no assurance, however, that a Fund will be able to enter into interest rate swaps or to purchase interest rate caps, collars or floors at prices or on terms HIMCO or Wellington Management, as appropriate, believes are advantageous to such Fund. In addition, although the terms of interest rate swaps, caps, collars and floors may provide for termination, there can be no assurance that a Fund will be able to terminate an interest rate swap or to sell or offset interest rate caps, collars or floors that it has purchased. Interest rate swaps, caps, collars and floors are considered by the Securities and Exchange Commission ("SEC") to be illiquid.

      The successful utilization of hedging and risk management transactions requires skills different from those needed in the selection of a Fund's portfolio securities and depends on HIMCO's or Wellington Management's ability to predict correctly the direction and degree of movements in interest rates. Although the Funds believe that use of the hedging and risk management techniques described above will benefit the Funds, if HIMCO's or Wellington Management's judgment about the direction or extent of the movement in interest rates is incorrect, a Fund's overall performance would be worse than if it had not entered into any such transactions. For example, if a Fund had purchased an interest rate swap or an interest rate floor to hedge against its expectation that interest rates would decline but instead interest rates rose, such Fund would lose part or all of the benefit of the increased payments it would receive as a result of the rising interest ratesbecause it would have to pay amounts to its counterparties under the swap agreement or would have paid the purchase price of the interest rate floor.

      ASSET SWAPS The Advisers Fund and Income Fund will be permitted to purchase asset swaps where the underlying issue would otherwise be eligible for purchase by the Fund. An asset swap is a structure in which a security, for example a convertible bond, which has various components is divided into those components which are sold to different investors. With a convertible bond asset swap, the equity component of the bond is separated from the fixed income component through the use of a swap. The result of the transaction for the purchaser of the fixed income component is that it obtains exposure to the issuer which is similar to the exposure it would have received had it purchased a traditional fixed income instrument of the issuer. Counterparty risk, as described under "Swap Agreements," is the primary risk of asset swaps.

      ILLIQUID INVESTMENTS Each Fund is permitted to invest in illiquid securities or other illiquid investments. A Fund will not, however, acquire illiquid securities or investments if 15% of its net assets (10% for each of the Inflation Plus Fund and Money Market Fund) would consist of such securities or investments. Illiquid investments are ones that may not be sold or disposed of in the ordinary course of business within seven days at approximately the price used to determine a Fund's net asset value. A Fund may not be able to sell illiquid securities or other investments when HIMCO or Wellington Management considers it desirable to do so or may have to sell such securities or other investments at a price that is lower than the price that could be obtained if the securities or other investments were more liquid. A sale of illiquid securities or investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid securities also may be more difficult to value due to the lack of reliable market quotations for such securities or investments, and investments in them may have an adverse impact on a Fund's net asset value. In addition, issuers of restricted securities may not be subject to the disclosure requirements and other investor protection requirements that would be applicable if their securities were publicly traded. Each Fund may purchase certain restricted securities (known as Rule 144A securities) that can be resold to institutions and which may be determined to be liquid pursuant to policies and guidelines established by the respective Company's board of directors.

      Under current interpretations of the SEC Staff, the following types of investments in which a Fund may invest are considered illiquid: (1) repurchase agreements maturing in more than seven days, (2) certain restricted securities (securities whose public resale is subject to legal or contractual restrictions), (3) option contracts, with respect to specific securities, not traded on a national securities exchange that are not readily marketable, and
(4) any other securities or investments in which a Fund may invest that are not readily marketable.

      WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES Each Fund is permitted to purchase or sell securities on a when-issued or delayed-delivery basis. When-issued or delayed-delivery transactions arise when securities are purchased or sold with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield at the time of entering into the transaction. While the Funds generally purchase securities on a when-issued basis with the intention of acquiring the securities, the Funds may sell the securities before the settlement date if HIMCO or Wellington Management deems it advisable. Distributions attributable to any gains realized on such a sale would be taxable to shareholders. At the time a Fund makes the commitment to purchase securities on a when-issued basis, it records the transaction and thereafter reflects the value, each day, of the security in determining the net asset value of the Fund. At the time of delivery of the securities, the value may be more or less than the purchase price.

      DOLLAR ROLLS In connection with their ability to purchase securities on a when-issued or forward commitment basis, Advisers Fund, High Yield Fund, Income Fund, Inflation Plus Fund, Short Duration Fund, Total Return Bond Fund and U.S. Government Securities Fund may enter into "dollar rolls" in which a Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. The Fund gives up the right to receive principal and interest paid on the securities sold. However, the Fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase plus any fee income received. Unless such benefits exceed the income and capital appreciation that would have been realized on the securities sold as part of the dollar roll, the use of this technique will diminish the investment performance of the Fund compared with what such performance would have been without the use of dollar rolls. The benefits derived from the use of dollar rolls may depend, among other things, upon the ability of HIMCO or Wellington Management, as appropriate, to predict interest rates correctly. There is no assurance that dollar rolls can be successfully employed. In addition, the use of dollar rolls by a Fund while remaining substantially fully invested increases the amount of the Fund's assets that are subject to market risk to an amount that is greater than the Fund's net asset value, which could result in increased volatility of the price of the Fund's shares. Moreover, the entry into dollar rolls involves potential risks that are different from those related to the securities underlying the transactions. For example, if the counterparty becomes insolvent, a Fund's right to purchase from the counterparty may be restricted. Also, the value of the underlying security may change adversely before a Fund is able to purchase them, or a Fund may be required to purchase securities in connection with a dollar roll at a higher price than may be otherwise available on the open market. Further, because the counterparty may deliver a similar, not identical, security, a Fund may be required to buy a security under the dollar roll that may be of less value than an identical security would have been.


      OTHER INVESTMENT COMPANIES Each Fund is permitted to invest in other investment companies. The investment companies in which a Fund would invest may or may not be registered under the 1940 Act. Securities in certain countries are currently accessible to the Funds only through such investments. The investment in other investment companies is limited in amount by the 1940 Act, and will involve the indirect payment of a portion of the expenses, including advisory fees, of such other investment companies. Generally, a Fund will not purchase a security of an investment company if, as a result: (1) more than 10% of the Fund's total assets would be invested in securities of other investment companies, (2) such purchase would result in more than 3% of the total outstanding voting securities of any such investment company being held by the Fund; or (3) more than 5% of the Fund's total assets would be invested in any one such investment company.

      REITS Each Fund, except U.S. Government Securities Fund, may invest in real estate investment trusts ("REITs"), which are pooled investment vehicles that invest primarily in income-producing real estate or real estate related loans or interests. Like regulated investment companies such as the Funds, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Internal Revenue Code of 1986, as amended (the "Code"). By investing in a REIT, a Fund will indirectly bear its proportionate share of any expenses paid by the REIT in addition to the expenses of the Fund.

      Investing in REITs involves certain risks. A REIT may be affected by changes in the value of the underlying property owned by such REIT or by the quality of any credit extended by the REIT. REITs are dependent on management skills, are not diversified (except to the extent the Code requires), and are subject to the risks of financing projects. REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation, the possibilities of failing to qualify for the exemption from tax for distributed income under the Code and failing to maintain their exemptions from the 1940 Act. REITs are also subject to interest rate risks.

      LENDING PORTFOLIO SECURITIES Subject to its investment restrictions set forth under "Investment Objectives and Policies", each of the Funds may lend its portfolio securities to broker-dealers and other institutions as a means of earning interest income. The borrower is required to deposit as collateral and maintain in a segregated account, liquid securities that at all times will be at least equal to 100% of the market value of the loaned securities. Subject to guidelines approved by the Board, the Funds may use or invest any cash collateral at their own risk and for their own benefit. While the securities are on loan, the borrower will pay the respective Fund any income accruing thereon.

      Delays or losses could result if a borrower of portfolio securities becomes bankrupt or defaults on its obligation to return the loaned securities. The Funds may lend securities only if: (1) each loan is fully secured by appropriate collateral at all times, and (2) the value of all securities loaned by a Fund is not more than 33.33% of the Fund's total assets taken at the time of the loan (including collateral received in connection with any loans).

      ASSET COVERAGE To the extent required by SEC guidelines, a Fund will only engage in transactions that expose it to an obligation to another party if it owns either (1) an offsetting position for the same type of financial asset, or
(2) cash or liquid securities, designated on the Fund's books or held in a segregated account, with a value sufficient at all times to cover its potential obligations not covered as provided in (1). Assets used as offsetting positions, designated on the Fund's books, or held in a segregated account cannot be sold while the position(s) requiring cover is open unless replaced with other appropriate assets. As a result, the commitment of a large portion of assets to be used as offsetting positions or to be designated or segregated in such a manner could impede portfolio management or the ability to meet redemption requests or other current obligations.

      BORROWING Each Fund may borrow money to the extent set forth under "Investment Objectives and Policies." The Funds do not intend to borrow for leverage purposes, except as may be set forth under "Investment Objectives and Policies." Interest paid on borrowings will decrease the net earnings of a Fund and will not be available for investment.


      PORTFOLIO TURNOVER The portfolio turnover rates for Tax-Free Minnesota Fund and Tax-Free National Fund were significantly higher in fiscal year 2002 than in fiscal year 2001 primarily because of a change to each Fund's investment objective and the repositioning of each fund's portfolio in anticipation of a rise in interest rates. The portfolio turnover rate for U.S. Government Securities Fund was significantly higher in fiscal year 2002 than in fiscal year 2001 primarily because of a change in the Fund's investment objective. The portfolio turnover rate for Value Fund was significantly higher in fiscal year 2002 than in fiscal year 2001 primarily because of market volatility.

                                 FUND MANAGEMENT

      Each Company has a board of directors, who elect officers who are responsible for the day-to-day operations of the Funds and who execute policies formulated by the directors. The following tables set forth various information about the directors and officers of the Companies. The first table relates to those directors who are deemed not to be "interested persons" of the Companies, as that term is defined in the 1940 Act (i.e., "non-interested directors"), while the second table provides information about the Companies' "interested" directors and the Companies' officers.

NON-INTERESTED DIRECTORS

                                                    TERM OF                                     NUMBER OF
                                 POSITION          OFFICE* AND            PRINCIPAL           PORTFOLIOS IN
                                 HELD WITH         LENGTH OF            OCCUPATION(S)          FUND COMPLEX            OTHER
                                   EACH               TIME              DURING PAST 5          OVERSEEN BY         DIRECTORSHIPS
NAME, AGE AND ADDRESS             COMPANY            SERVED                 YEARS                DIRECTOR        HELD BY DIRECTOR
---------------------             -------            ------                 -----                --------        ----------------
WINIFRED ELLEN COLEMAN           Director         Since 1996(1)     Ms. Coleman has                 75                  N/A
(age 70)                                          Since 2002(2)     served as President
c/o St. Joseph College                                              of Saint Joseph
1678 Asylum Avenue                                                  College since 1991
West Hartford, CT 06117                                             and President of
                                                                    Cashel House, Ltd.
                                                                    (retail) since 1985.

DR. ROBERT M. GAVIN              Director         Since 2002(1)     Dr. Gavin is an                 75         Dr. Gavin is a
(age 62)                                          Since 1986(2)     educational                                Director of Systems &
200 Hopmeadow Street                                                consultant. Prior to                       Computer Technology
Simsbury, CT 06089                                                  September 1, 2001,                         Corporation.
                                                                    he was President of
                                                                    Cranbrook Education
                                                                    Community and prior
                                                                    to July 1996 he was
                                                                    President of
                                                                    Macalester College,
                                                                    St. Paul, MN.

DUANE E. HILL                    Director         Since 2001(1)     Mr. Hill is Partner             75                  N/A
(age 57)                                          Since 2002(2)     Emeritus and a
200 Hopmeadow Street                                                founding partner of
Simsbury, CT 06089                                                  TSG Capital Group, a
                                                                    private equity
                                                                    investment firm that
                                                                    serves as sponsor
                                                                    and lead investor in
                                                                    leveraged buyouts of
                                                                    middle market
                                                                    companies. Mr. Hill
                                                                    is also a Partner of
                                                                    TSG Ventures L.P., a
                                                                    private equity
                                                                    investment company
                                                                    that invests
                                                                    primarily in
                                                                    minority-owned small
                                                                    businesses.

                                                    TERM OF                                     NUMBER OF
                                 POSITION          OFFICE* AND            PRINCIPAL           PORTFOLIOS IN
                                 HELD WITH         LENGTH OF            OCCUPATION(S)          FUND COMPLEX            OTHER
                                   EACH               TIME              DURING PAST 5          OVERSEEN BY         DIRECTORSHIPS
NAME, AGE AND ADDRESS             COMPANY            SERVED                 YEARS                DIRECTOR        HELD BY DIRECTOR
---------------------             -------            ------                 -----                --------        ----------------
PHILLIP O. PETERSON              Director         Since 2002(1)     Mr. Peterson is a               75                  N/A
(age 58)                                          Since 2000(2)     mutual fund industry
11155 Kane Trail                                                    consultant. He was a
Northfield, MN 55057                                                Partner of KPMG LLP,
                                                                    until July, 1999.

MILLARD HANDLEY PRYOR, JR.       Director         Since 1996(1)     Mr. Pryor has served            75         Mr. Pryor is a
(age 69)                                          Since 2002(2)     as Managing Director                       Director of Infodata
80 Lamberton Road                                                   of Pryor & Clark                           Systems, Inc.
Windsor, CT 06095                                                   Company (real estate                       (software company),
                                                                    investment),                               CompuDyne Corporation
                                                                    Hartford, CT, since                        (security products
                                                                    June, 1992.                                and services) and
                                                                                                               Corcap, Inc.

JOHN KELLEY SPRINGER             Director         Since 1996(1)     Mr. Springer served             75                  N/A
(age 71)                                          Since 2002(2)     as Chairman of
27 Birch Point Lane                                                 Medspan, Inc.
Sunapee, NH 03782                                                   (health maintenance
                                                                    organization) until
                                                                    March 2002.

(1)   For The Hartford Mutual Funds, Inc.

(2)   For The Hartford Mutual Funds II, Inc.

*Term of Office: Each director may serve until his or her successor is elected and qualifies.

OFFICERS AND INTERESTED DIRECTORS

                                                    TERM OF                                     NUMBER OF
                                 POSITION          OFFICE* AND            PRINCIPAL           PORTFOLIOS IN
                                 HELD WITH         LENGTH OF            OCCUPATION(S)          FUND COMPLEX            OTHER
                                   EACH               TIME              DURING PAST 5          OVERSEEN BY         DIRECTORSHIPS
NAME, AGE AND ADDRESS             COMPANY            SERVED                 YEARS                DIRECTOR        HELD BY DIRECTOR
---------------------             -------            ------                 -----                --------        ----------------
THOMAS MICHAEL MARRA**           Chairman of      Since 2002        Mr. Marra is                    75         Mr. Marra is a
(age 44)                         the Board and                      President and Chief                        member of the Board
P.O. Box 2999                    Director                           Operating Officer of                       of Directors of The
Hartford, CT 06104-2999                                             Hartford Life, Inc.                        Hartford Financial
                                                                    He is also a member                        Services Group, Inc.
                                                                    of the Board of
                                                                    Directors and a
                                                                    member of the
                                                                    Office of the
                                                                    Chairman for The
                                                                    Hartford Financial
                                                                    Services Group, Inc.,
                                                                    the parent company of
                                                                    Hartford Life.  Named
                                                                    President of Hartford
                                                                    Life in 2001 and COO
                                                                    in 2000, Mr. Marra
                                                                    served as Director of
                                                                    Hartford Life's
                                                                    Investment Products
                                                                    Division from 1998 to
                                                                    2000. He was head of
                                                                    the company's
                                                                    Individual Life and
                                                                    Annuities Division
                                                                    from 1994 to
                                                                    1998 after being
                                                                    promoted to Senior
                                                                    Vice President in
                                                                    1994 and to Executive
                                                                    Vice President in
                                                                    1996. Mr. Marra is
                                                                    also a Managing
                                                                    Member and President
                                                                    of HIFSCO and HL
                                                                    Advisors.

                                                    TERM OF                                     NUMBER OF
                                 POSITION          OFFICE* AND            PRINCIPAL           PORTFOLIOS IN
                                 HELD WITH         LENGTH OF            OCCUPATION(S)          FUND COMPLEX            OTHER
                                   EACH               TIME              DURING PAST 5          OVERSEEN BY         DIRECTORSHIPS
NAME, AGE AND ADDRESS             COMPANY            SERVED                 YEARS                DIRECTOR        HELD BY DIRECTOR
---------------------             -------            ------                 -----                --------        ----------------
LOWNDES ANDREW SMITH**           Director         Since 1996(1)     Mr. Smith served as             75                  N/A
(age 63)                                          Since 2002(2)     Vice Chairman of
62 Little Stannard Beach Road                                       Hartford Financial
Westbrook, CT 06498                                                 Services Group, Inc.
                                                                    from February 1997 to
                                                                    January 2002, as
                                                                    President and Chief
                                                                    Executive Officer of
                                                                    Hartford Life, Inc.
                                                                    from February 1997 to
                                                                    January 2002, and as
                                                                    President and Chief
                                                                    Operating Officer of
                                                                    The Hartford Life
                                                                    Insurance Companies
                                                                    from January 1989 to
                                                                    January 2002.

DAVID M. ZNAMIEROWSKI**          President and    Since 1999(1)     Mr. Znamierowski                51                  N/A
(age 42)                         Director(3)      Since 2001(2)     currently serves as
55 Farmington Avenue                                                President of Hartford
Hartford, CT  06105                                                 Investment Management
                                                                    Company ("HIMCO");
                                                                    Senior Vice President
                                                                    and Chief Investment
                                                                    Officer for Hartford
                                                                    Life Insurance
                                                                    Company; Senior Vice
                                                                    President of Hartford
                                                                    Life, Inc.; Senior
                                                                    Vice President and
                                                                    Chief Investment
                                                                    Officer of The
                                                                    Hartford Financial
                                                                    Services Group, Inc.
                                                                    Mr. Znamierowski is
                                                                    also a Managing
                                                                    Member and Senior
                                                                    Vice President of
                                                                    Hartford Investment
                                                                    Financial Services,
                                                                    LLC ("HIFSCO") and HL
                                                                    Investment Advisors,
                                                                    LLC ("HL Advisors").

                                                    TERM OF                                     NUMBER OF
                                 POSITION          OFFICE* AND            PRINCIPAL           PORTFOLIOS IN
                                 HELD WITH         LENGTH OF            OCCUPATION(S)          FUND COMPLEX            OTHER
                                   EACH               TIME              DURING PAST 5          OVERSEEN BY         DIRECTORSHIPS
NAME, AGE AND ADDRESS             COMPANY            SERVED                 YEARS                DIRECTOR        HELD BY DIRECTOR
---------------------             -------            ------                 -----                --------        ----------------

ROBERT W. BELTZ, JR.             Vice President   Since 2002(1)     Mr. Beltz currently            N/A                  N/A
(age 53)                                          Since 1993(2)     serves as Vice
500 Bielenberg Drive                                                President, Securities
Woodbury, MN 55125                                                  Operations of
                                                                    Hartford
                                                                    Administrative
                                                                    Services Company
                                                                    ("HASCO"). He also
                                                                    has served as
                                                                    Assistant Vice
                                                                    President of Hartford
                                                                    Life Insurance
                                                                    Company since
                                                                    December 2001.


KEVIN J. CARR                    Vice President   Since 1996(1)     Mr. Carr has served            N/A                  N/A
(age 48)                         and Secretary    Since 2001(2)     as Assistant General
55 Farmington Avenue                                                Counsel since 1999,
Hartford, CT 06105                                                  Counsel since
                                                                    November 1996 and
                                                                    Associate Counsel
                                                                    since November 1995,
                                                                    of The Hartford
                                                                    Financial Services
                                                                    Group, Inc.

                                                    TERM OF                                     NUMBER OF
                                 POSITION          OFFICE* AND            PRINCIPAL           PORTFOLIOS IN
                                 HELD WITH         LENGTH OF            OCCUPATION(S)          FUND COMPLEX            OTHER
                                   EACH               TIME              DURING PAST 5          OVERSEEN BY         DIRECTORSHIPS
NAME, AGE AND ADDRESS             COMPANY            SERVED                 YEARS                DIRECTOR        HELD BY DIRECTOR
---------------------             -------            ------                 -----                --------        ----------------
WILLIAM H. DAVISON, JR.          Vice President   Since 2002        Mr. Davison is a               N/A                  N/A
(age 45)                                                            Managing Director and
55 Farmington Avenue                                                Director of Funds
Hartford, CT 06105                                                  Management Group of
                                                                    Hartford Investment
                                                                    Management Company.
                                                                    Mr. Davison is also a
                                                                    Vice President of
                                                                    HIFSCO and HL
                                                                    Advisors.

BRUCE FERRIS                     Vice President   Since 2002        Mr. Ferris serves as           N/A                  N/A
(age 46)                                                            Vice President and
P.O. Box 2999                                                       Director of Sales and
Hartford, CT 06104-2999                                             Marketing in the
                                                                    Investment Products
                                                                    Division of Hartford
                                                                    Life Insurance
                                                                    Company.


TAMARA L. FAGELY                 Vice             Since 2002(1)     Ms. Fagely has served          N/A                  N/A
(age 43)                         President,       Since 1993(2)     as Vice President of
500 Bielenberg Drive             Controller and                     Hartford
Woodbury, MN 55125               Treasurer                          Administrative
                                                                    Services Company
                                                                    since 1998; prior to
                                                                    1998, Second Vice
                                                                    President of HASCO.
                                                                    Ms. Fagely is also an
                                                                    Assistant Vice
                                                                    President of Hartford
                                                                    Life Insurance
                                                                    Company.


                                                    TERM OF                                     NUMBER OF
                                 POSITION          OFFICE* AND            PRINCIPAL           PORTFOLIOS IN
                                 HELD WITH         LENGTH OF            OCCUPATION(S)          FUND COMPLEX            OTHER
                                   EACH               TIME              DURING PAST 5          OVERSEEN BY         DIRECTORSHIPS
NAME, AGE AND ADDRESS             COMPANY            SERVED                 YEARS                DIRECTOR        HELD BY DIRECTOR
---------------------             -------            ------                 -----                --------        ----------------
GEORGE RICHARD JAY               Vice President   Since 1996(1)     Mr. Jay has served as          N/A                  N/A
(age 50)                                          Since 2001(2)     Secretary and
P.O. Box 2999                                                       Director, Life and
Hartford, CT 06104-2999                                             Equity Accounting and
                                                                    Financial Control, of
                                                                    Hartford Life
                                                                    Insurance Company
                                                                    since 1987.

RYAN JOHNSON                     Vice President   Since 2002        Mr. Johnson has                N/A                  N/A
(age 41)                                                            served as Vice
P.O. Box 2999                                                       President and a
Hartford, CT 06104-2999                                             director of sales and
                                                                    marketing in the
                                                                    Investment Products
                                                                    Division of Hartford
                                                                    Life Insurance
                                                                    Company since 1999.
                                                                    Previously he was
                                                                    with Guardian
                                                                    Insurance Company in
                                                                    New York, New York.

STEPHEN T. JOYCE                 Vice President   Since 2000(1)     Mr. Joyce currently            N/A                  N/A
(age 43)                                          Since 2001(2)     serves as Senior Vice
P. O. Box 2999                                                      President and
Hartford, CT 06104-2999                                             Director of
                                                                    Institutional
                                                                    Products Group for
                                                                    Hartford Life
                                                                    Insurance Company.
                                                                    Previously he served
                                                                    as Vice President
                                                                    (1997-1999) and
                                                                    Assistant Vice
                                                                    President (1994-1997)
                                                                    of Hartford Life
                                                                    Insurance Company.

                                                    TERM OF                                     NUMBER OF
                                 POSITION          OFFICE* AND            PRINCIPAL           PORTFOLIOS IN
                                 HELD WITH         LENGTH OF            OCCUPATION(S)          FUND COMPLEX            OTHER
                                   EACH               TIME              DURING PAST 5          OVERSEEN BY         DIRECTORSHIPS
NAME, AGE AND ADDRESS             COMPANY            SERVED                 YEARS                DIRECTOR        HELD BY DIRECTOR
---------------------             -------            ------                 -----                --------        ----------------
DAVID N. LEVENSON                Vice President   Since 2000(1)     Mr. Levenson serves            N/A                  N/A
(age 36)                                          Since 2001(2)     as Senior Vice
P.O. Box 2999                                                       President of the
Hartford, CT 06104-2999                                             Hartford Life
                                                                    Insurance Company's
                                                                    Retail Product
                                                                    Management Group and
                                                                    is responsible for
                                                                    all retail product
                                                                    management and
                                                                    profitability. Mr.
                                                                    Levenson joined The
                                                                    Hartford in 1995. Mr.
                                                                    Levenson is also a
                                                                    senior vice president
                                                                    of HIFSCO.

JOHN C. WALTERS                  Vice President   Since 2000(1)     Mr. Walters serves as          N/A                  N/A
(age 40)                                          Since 2001(2)     Executive Vice
P.O. Box 2999                                                       President and
Hartford, CT 06104-2999                                             Director of the
                                                                    Investment Products
                                                                    Division of Hartford
                                                                    Life Insurance
                                                                    Company. Previously
                                                                    Mr. Walters was with
                                                                    First Union
                                                                    Securities. Mr.
                                                                    Walters is also a
                                                                    Managing Member and
                                                                    Executive Vice
                                                                    President of HIFSCO
                                                                    and HL Advisors.

(1)   For The Hartford Mutual Funds, Inc.

(2)   For The Hartford Mutual Funds II, Inc.

(3) Mr. Znamierowski is a director of The Hartford Mutual Funds, Inc. but is not a director of The Hartford Mutual Funds II, Inc.

      *Term of Office: Each officer and director may serve until his or her successor is elected and qualifies.

      **"Interested person", as defined in the 1940 Act, of the Company because of the person's affiliation with, or equity ownership of, HIFSCO or affiliated companies.


      STANDING COMMITTEES. The board of directors has established an Audit Committee and a Nominating Committee for the Companies. Each Committee is made up of those directors who are not "interested persons" of the Companies. The Audit Committee (i) oversees the Funds' accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers, (ii) oversees the quality and objectivity of the Funds' financial statements and the independent audit thereof, and (iii) acts as a liaison between the Funds' independent auditors and the full board of directors. The Nominating Committee screens and selects candidates to the board of directors. Any recommendations for nominees should be directed to the Secretary of the applicable Company, who will then forward them to the Nominating Committee. The Nominating Committee will consider nominees recommended by shareholders if the Committee is considering other nominees at the time of the recommendation and if the nominee meets the Committee's criteria. The Audit Committee and Nominating Committee of The Hartford Mutual Funds, Inc. met 10 times and 3 times, respectively, and of The Hartford Mutual Funds II, Inc. met 3 times and 1 time, respectively, during the fiscal year ended October 31, 2002.



      All directors and officers of The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc., except for David Znamierowski, are also directors and officers of three other registered investment companies in the fund complex, which is comprised of those investment companies for which HIFSCO or HL Investment Advisors, LLC serves as investment adviser. In addition to being a director of The Hartford Mutual Funds, Inc. and an officer of each Company, Mr. Znamierowski is also a director of one other registered investment company in the fund complex and an officer of three other registered investment companies in the fund complex.


      The following table discloses the dollar range of equity securities beneficially owned by each director as of December 31, 2002 (i) in each Fund and
(ii) on an aggregate basis in any registered investment companies overseen by the director within the same family of investment companies.


                                                                                                           AGGREGATE DOLLAR RANGE
                                                                                                           OF EQUITY SECURITIES IN
                                               DOLLAR RANGE OF EQUITY SECURITIES                          ALL REGISTERED INVESTMENT
NAME OF DIRECTOR                                          IN THE FUND                                        COMPANIES OVERSEEN
                                                                                                          BY DIRECTOR IN FAMILY OF
                                                                                                            INVESTMENT COMPANIES

Winifred Ellen Coleman        The Hartford Advisers Fund                         $10,001-50,000                 Over $100,000
                              The Hartford Capital Appreciation Fund             $10,001-50,000
                              The Hartford Dividend & Growth Fund                $10,001-50,000
                              The Hartford Global Leaders Fund                     $1-10,000
                              The Hartford International Opportunities Fund      $10,001-50,000
                              The Hartford Mid Cap Fund                            $1-10,000
                              The Hartford Small Company Fund                      $1-10,000
                              The Hartford Stock Fund                            $10,001-50,000

Dr. Robert M. Gavin, Jr.      The Hartford Global Leaders Fund                   $10,001-50,000                 Over $100,000

                              The Hartford Growth Fund                           Over $100,000
                              The Hartford Growth Opportunities Fund            $50,001-100,000
                              The Hartford Money Market Fund                     $10,001-50,000

Duane E. Hill                 None                                                    None                          None

Thomas M. Marra               The Hartford Advisers Fund                        $50,001-100,000                 Over $100,000
                              The Hartford Capital Appreciation Fund             Over $100,000
                              The Hartford Dividend and Growth Fund             $50,001-100,000
                              The Hartford Focus Fund                            Over $100,000
                              The Hartford Global Leaders Fund                  $50,001-100,000
                              The Hartford High Yield Fund                      $50,001-100,000
                              The Hartford International Opportunities Fund        $1-$10,000
                              The Hartford Mid Cap Fund                          Over $100,000
                              The Hartford Small Company Fund                   $50,001-100,000
                              The Hartford Stock Fund                            Over $100,000

Phillip O. Peterson           None                                                    None                          None


Millard Handley Pryor, Jr.    The Hartford Global Health Fund                   $50,001-100,000                $50,001-100,000

Lowndes Andrew Smith          The Hartford High Yield Fund                       Over $100,000                  Over $100,000
                              The Hartford Focus Fund                           $50,001-100,000
                              The Hartford Global Health Fund                    $10,001-50,000
                              The Hartford Mid Cap Fund                          $10,001-50,000
                              The Hartford Capital Appreciation Fund             $10,001-50,000
                              The Hartford Global Leaders Fund                   $10,001-50,000
                              The Hartford Small Company Fund                    $10,001-50,000
                              The Hartford Global Technology Fund                $10,001-50,000

John Kelly Springer           None                                                    None                          None

David Mark Znamierowski(1)    The Hartford High Yield Fund                         $1-$10,000                    $1-$10,000



(1) Mr. Znamierowski is a director of The Hartford Mutual Funds, Inc. but is not a director of The Hartford Mutual Funds II, Inc.

      COMPENSATION OF OFFICERS AND DIRECTORS Neither Company pays salaries or compensation to any of its officers or directors who are employed by The Hartford. The chart below sets forth the compensation paid by each Company to the non-interested directors for the fiscal year ended October 31, 2002 and certain other information.



                                                          Aggregate
                                      Aggregate          Compensation        Pension Or                          Total Compensation
                                    Compensation           From The          Retirement       Estimated Annual   From the Funds And
Name of Person, Position              From The             Hartford       Benefits Accrued      Benefits Upon     Fund Complex Paid
                                   Hartford Mutual       Mutual Funds     As Part Of Fund        Retirement         To Directors*
                                     Funds, Inc.            II, Inc.          Expenses
-----------------------------      ----------------      ------------     ----------------    ----------------   -------------------
Winifred E. Coleman, Director          $17,650              $   500              $0                  $0                $81,000

Dr. Robert M. Gavin, Director          $ 4,400              $21,200              $0                  $0                $53,600

Duane E. Hill, Director                $16,350              $   500              $0                  $0                $74,500

Phillip O. Peterson, Director          $ 3,900              $23,850              $0                  $0                $56,750

Millard H. Pryor, Director             $17,850              $   500              $0                  $0                $82,000

Lowndes A. Smith, Director             $ 9,000              $   500              $0                  $0                $38,000

John K. Springer, Director             $16,550              $   500              $0                  $0                $75,500



      *As of October 31, 2002, five registered investment companies in the Complex paid compensation to the directors.


      The sales load for Class A, Class L and Class E shares of the Funds is waived for present and former officers, directors and employees of the Companies, The Hartford, Wellington Management, the transfer agent and their affiliates. Such waiver is designed to provide an incentive for individuals that are involved and affiliated with the Funds and their operations to invest in the Funds.


      Each Company's Articles of Incorporation provide that the Company to the fullest extent permitted by Maryland law and the federal securities laws may indemnify the directors, officers and employees of the Company. The Articles of Incorporation do not authorize the Companies to indemnify any director or officer against any liability to which he or she would otherwise be subject by reason of or for willful misfeasance, bad faith, gross negligence or reckless disregard of such person's duties.



      As of December 31, 2002, the officers and directors of The Hartford Mutual Funds, Inc. as a group beneficially owned 3.59% of the outstanding Class Y shares of The Hartford Advisers Fund. As of December 31, 2002, the officers and directors of each Company as a group beneficially owned less than 1% of the outstanding shares of each other

Fund. As of that date, the following persons held an interest in the following Funds equal to 5% or more of outstanding shares of a class:


ADVISERS FUND                                                           CLASS A        CLASS B         CLASS C        CLASS Y
                                                                        -------        -------         -------        -------
Edward D. Jones & Co.                                                    64.39%         19.65%          10.59%
Attn: Mutual Fund Shareholder Accounting
201 Progress Pkwy
Maryland Hts MO 63043-3009

West Virginia Savings Plan Trustee                                                                                     73.84%
FBO Wst Virginia Savings Plan Trust dtd 2/20/2002
PO Box 2999
Hartford CT 06104-2999

Saxon & Co                                                                                                              9.32%
FBO 20-42-002-3500605
PO Box 7780-1888
Philadelphia PA 19182-0001

CAPITAL APPRECIATION FUND                                               CLASS A        CLASS B         CLASS C        CLASS Y
                                                                        -------        -------         -------        -------
Edward D. Jones & Co.                                                    42.96%         12.93%           5.50%
Attn: Mutual Fund Shareholder Accounting
201 Progress Pkwy
Maryland Hts MO 63043-3009

West Virginia Savings Plan Trustee                                                                                     48.84%
FBO Wst Virginia Savings Plan Trust dtd 2/20/2002
PO Box 2999
Hartford CT 06104-2999

Greater Orlando Aviation Authority                                                                                     17.46%
FBO Employees of the Greater Orlando
Aviation Authority
Orlando International Airport
1 Airport Blvd Winemille
Orlando FL 32827-4328

DIVIDEND AND GROWTH FUND                                                CLASS A        CLASS B         CLASS C        CLASS Y
                                                                        -------        -------         -------        -------
Edward D. Jones & Co.                                                    73.87%         29.50%          11.09%
Attn: Mutual Fund Shareholder Accounting
201 Progress Pkwy
Maryland Hts MO 63043-3009

West Virginia Savings Plan Trustee                                                                                     70.70%
FBO Wst Virginia Savings Plan Trust dtd 2/20/2002
PO Box 2999
Hartford CT 06104-2999

Hartford Life Insurance Company                                                                                        24.02%
200 Hopmeadow Street
Simsbury CT 06089-9793

FOCUS FUND                                                              CLASS A        CLASS B         CLASS C        CLASS Y
                                                                        -------        -------         -------        -------
Edward D. Jones & Co.                                                    41.27%         15.81%
Attn: Mutual Fund Shareholder Accounting
201 Progress Pkwy
Maryland Hts MO 63043-3009

Eugene E. Record Jr.                                                                                                   23.27%
c/o Wellington Mgmt
75 State Street
Boston MA 02109-1814

Rand L. Alexander                                                                                                      20.79%
c/o Wellington Mgmt
75 State Street
Boston MA 02109-1814

Duncan M. McFarland                                                                                                    14.62%
c/o Wellington Mgmt
75 State Street
Boston MA 02109-1814

Maya K. Bittar                                                                                                          8.06%
c/o Wellington Mgmt
75 State Street
Boston MA 02109-1814

GLOBAL COMMUNICATIONS FUND                                              CLASS A        CLASS B         CLASS C        CLASS Y
                                                                        -------        -------         -------        -------
HL Investment Advisors                                                   61.05%         39.77%          40.37%         65.03%
PO Box 2999
Hartford CT 06104-2999

Edward D. Jones & Co.                                                    20.01%          9.68%
Attn: Mutual Fund Shareholder Accounting
201 Progress Pkwy
Maryland Hts MO 63043-3009

Richard C. Albright Jr.                                                                                                23.06%
c/o Wellington Mgmt
75 State Street
Boston MA 02109-1814

GLOBAL FINANCIAL SERVICES FUND                                          CLASS A        CLASS B         CLASS C        CLASS Y
                                                                        -------        -------         -------        -------
HL Investment Advisors                                                   57.66%         28.84%          30.25%         59.31%
PO Box 2999
Hartford CT 06104-2999

Edward D. Jones & Co.                                                    25.27%         12.94%
Attn: Mutual Fund Shareholder Accounting
201 Progress Pkwy
Maryland Hts MO 63043-3009

Mark T. Lynch                                                                                                          22.83%
c/o Wellington Mgmt
75 State Street
Boston MA 02109-1814

GLOBAL HEALTH FUND                                                      CLASS A        CLASS B         CLASS C        CLASS Y
                                                                        -------        -------         -------        -------
Edward D. Jones & Co.                                                    46.73%         15.08%
Attn: Mutual Fund Shareholder Accounting
201 Progress Pkwy
Maryland Hts MO 63043-3009

Nilesh P. Undavia                                                                                                      17.85%
c/o Wellington Mgmt
75 State Street
Boston MA 02109-1814

Joseph H. Schwartz                                                                                                     20.75%
c/o Wellington Mgmt
75 State Street
Boston MA 02109-1814

GLOBAL LEADERS FUND                                                     CLASS A        CLASS B         CLASS C        CLASS Y
                                                                        -------        -------         -------        -------
Edward D. Jones & Co.                                                    40.01%         20.40%          10.63%
Attn: Mutual Fund Shareholder Accounting
201 Progress Pkwy
Maryland Hts MO 63043-3009

West Virginia Savings Plan Trustee                                                                                     99.99%
FBO Wst Virginia Savings Plan Trust dtd 2/20/2002
PO Box 2999
Hartford CT 06104-2999

GLOBAL TECHNOLOGY FUND                                                  CLASS A        CLASS B         CLASS C        CLASS Y
                                                                        -------        -------         -------        -------
Edward D. Jones & Co.                                                    41.27%         12.70%
Attn: Mutual Fund Shareholder Accounting
201 Progress Pkwy
Maryland Hts MO 63043-3009

GLOBAL TECHNOLOGY FUND                                                  CLASS A        CLASS B         CLASS C        CLASS Y
                                                                        -------        -------         -------        -------
Billy P. Han                                                                                                           16.60%
c/o Wellington Mgmt
75 State Street
Boston MA 02109-1814

Richard C. Albright Jr.                                                                                                15.96%
c/o Wellington Mgmt
75 State Street
Boston MA 02109-1814

Perry Traquina                                                                                                          8.50%
c/o Wellington Mgmt
75 State Street
Boston MA 02109-1814

Stuart E. Lucas                                                                                                         5.06%
c/o Wellington Mgmt
75 State Street
Boston MA 02109-1814

GROWTH AND INCOME FUND                                                  CLASS A        CLASS B         CLASS C        CLASS Y
                                                                        -------        -------         -------        -------
Edward D. Jones & Co.                                                    77.57%         39.14%          21.96%
Attn: Mutual Fund Shareholder Accounting
201 Progress Pkwy
Maryland Hts MO 63043-3009

HL Investment Advisors                                                                                                 37.94%
PO Box 2999
Hartford CT 06104-2999

Dena G. Willmore                                                                                                       20.18%
c/o Wellington Mgmt
75 State Street
Boston MA 02109-1814

GROWTH OPPORTUNITIES FUND                                               CLASS A        CLASS B         CLASS C        CLASS Y
                                                                        -------        -------         -------        -------
Edward D. Jones & Co.                                                    28.75%          5.25%          16.41%
Attn: Mutual Fund Shareholder Accounting
201 Progress Pkwy
Maryland Hts MO 63043-3009

HL Investment Advisors                                                                                                 97.56%
PO Box 2999
Hartford CT 06104-2999

HIGH YIELD FUND                                                         CLASS A        CLASS B         CLASS C        CLASS Y
                                                                        -------        -------         -------        -------
Edward D. Jones & Co.                                                    42.90%         12.89%           6.61%
Attn: Mutual Fund Shareholder Accounting
201 Progress Pkwy
Maryland Hts MO 63043-3009

HL Investment Advisors                                                                                                100.00%
PO Box 2999
Hartford CT 06104-2999

INCOME FUND                                                             CLASS A        CLASS B         CLASS C        CLASS Y
                                                                        -------        -------         -------        -------
Hartford Life Insurance Company                                          91.00%         81.78%          77.06%
PO Box 2999
Hartford CT 06104-2999

Prudential Securities Inc                                                                                5.15%
FBO Robert A Law Jr R/O IRA dtd 05/06/02
39 Powerhorn Dr
Ridgefield CT 06877-4214

INFLATION PLUS FUND                                                     CLASS A        CLASS B         CLASS C        CLASS Y
                                                                        -------        -------         -------        -------
Hartford Life Insurance Company                                          42.64%         21.04%           8.30%
PO Box 2999
Hartford CT 06104-2999

U S Bancorp Investments Inc                                                              7.99%
FBO 221136821
100 South Fifth Street Suite 1400
Minneapolis MN 55402-1217

Primevest Financial Services FBO                                                                         5.79%
Roger A Kupka
50589728
PO Box 283
400 1st St S Ste 300
Saint Cloud MN 56301-3661

INTERNATIONAL CAPITAL APPRECIATION FUND                                 CLASS A        CLASS B         CLASS C        CLASS Y
                                                                        -------        -------         -------        -------
Edward D. Jones & Co.                                                    32.82%         16.52%
Attn: Mutual Fund Shareholder Accounting
201 Progress Pkwy
Maryland Hts MO 63043-3009

HL Investment Advisors                                                   28.87%         23.75%          21.93%        100.00%
PO Box 2999
Hartford CT 06104-2999

Donaldson Lufkin Jenrette Securities Corp Inc                                                            6.15%
PO Box 2052
Jersey City NJ 07303-2052

INTERNATIONAL OPPORTUNITIES FUND                                        CLASS A        CLASS B         CLASS C        CLASS Y
                                                                        -------        -------         -------        -------
Edward D. Jones & Co.                                                    54.02%         18.76%           8.77%
Attn: Mutual Fund Shareholder Accounting
201 Progress Pkwy
Maryland Hts MO 63043-3009

Saxon & Co                                                                                                             44.79%
FBO 20-42-002-3500639
PO Box 7780-1888
Philadelphia PA 19182-0001

Hartford Life Insurance Company                                                                                        37.31%
PO Box 2999
Hartford CT 06104-2999

INTERNATIONAL SMALL COMPANY FUND                                        CLASS A        CLASS B         CLASS C        CLASS Y
                                                                        -------        -------         -------        -------
HL Investment Advisors                                                   32.38%         26.07%          23.83%         23.52%
PO Box 2999
Hartford CT 06104-2999

Louis R Benzak and Calvert Collins                                       18.23%
TTEES FBO Chandler Cox Trust No 13 dtd 08/13/1951
125 Worth Ave Ste 204
Palm Beach FL 33480-4466

Edward D. Jones & Co.                                                    13.78%
Attn: Mutual Fund Shareholder Accounting
201 Progress Pkwy
Maryland Hts MO 63043-3009

Raymond James & Assoc Inc                                                               17.00%
FBO Brasier TR
Bin# 50239565
880 Carillon Pkwy
St Petersburg FL 33716-1100

Dain Rauscher Inc FBO                                                                                   10.16%
Mary Hoffmann
1815 W Woodbury Lane
Glendale WI 53209-1847

Edward L. Makin                                                                                                        12.46%
c/o Wellington Mgmt
75 State Street
Boston MA 02109-1814

Eugene E. Record Jr                                                                                                     8.78%
c/o Wellington Mgmt
75 State Street
Boston MA 02109-1814

MIDCAP FUND                                                             CLASS A        CLASS B         CLASS C        CLASS Y
                                                                        -------        -------         -------        -------
Edward D. Jones & Co.                                                    43.95%         16.38%           5.12%
Attn: Mutual Fund Shareholder Accounting
201 Progress Pkwy
Maryland Hts MO 63043-3009

West Virginia Savings Plan Trustee                                                                                     40.49%
FBO Wst Virginia Savings Plan Trust dtd 2/20/2002
PO Box 2999
Hartford CT 06104-2999

Hartford Life Insurance Company                                                                                        33.40%
PO Box 2999
Hartford CT 06104-2999

American Express Trust Co FBO                                                                                           6.00%
American Express TR Retirement Plan
50534 AXP Financial Ctr
Minneapolis MN 55474-0505

MIDCAP VALUE FUND                                                       CLASS A        CLASS B         CLASS C        CLASS Y
                                                                        -------        -------         -------        -------
Edward D. Jones & Co.                                                    59.94%         18.82%
Attn: Mutual Fund Shareholder Accounting
201 Progress Pkwy
Maryland Hts MO 63043-3009

HL Investment Advisors                                                                                                100.00%
PO Box 2999
Hartford CT 06104-2999

MONEY MARKET FUND                                                       CLASS A        CLASS B         CLASS C        CLASS Y
                                                                        -------        -------         -------        -------
Edward D. Jones & Co.                                                    10.34%          7.82%
Attn: Mutual Fund Shareholder Accounting
201 Progress Pkwy
Maryland Hts MO 63043-3009

West Virginia Savings Plan Trustee                                                                                     59.23%
FBO Wst Virginia Savings Plan Trust dtd 2/20/2002
PO Box 2999
Hartford CT 06104-2999

Greater Orlando Aviation Authority                                                                                     40.77%
FBO Employees of the Greater Orlando
Aviation Authority
Orlando International Airport
1 Airport Blvd Winemille
Orlando FL 32827-4328

SMALLCAP GROWTH FUND                                                    CLASS A        CLASS B         CLASS C        CLASS Y
                                                                        -------        -------         -------        -------
Edward D. Jones & Co.                                                    22.20%          6.39%
Attn: Mutual Fund Shareholder Accounting
201 Progress Pkwy
Maryland Hts MO 63043-3009

Wells Fargo Investments LLC                                                                             12.05%
A/C 1716-5112
608 Second Avenue South 8th Fl
Minneapolis MN 55402-1916

Painewebber for the benefit of                                                                           6.66%
UBS Painewebber CDN FBO
Joseph J. Capra IRA
P.O. Box 3321
Weehawken NJ 07086-8154

HL Investment Advisors                                                                                                 97.56%
PO Box 2999
Hartford CT 06104-2999

SMALL COMPANY FUND                                                      CLASS A        CLASS B         CLASS C        CLASS Y
                                                                        -------        -------         -------        -------
Edward D. Jones & Co.                                                    39.97%          9.90%           8.08%
Attn: Mutual Fund Shareholder Accounting
201 Progress Pkwy
Maryland Hts MO 63043-3009

Hartford Life Insurance Company                                                                                        53.39%
PO Box 2999
Hartford CT 06104-2999

Saxon & Co                                                                                                             20.42%
FBO 20-42-002-3500639
PO Box 7780-1888
Philadelphia PA 19182-0001

Greater Orlando Aviation Authority                                                                                     18.94%
FBO Employees of the Greater Orlando
Aviation Authority
Orlando International Airport
1 Airport Blvd Winemille
Orlando FL 32827-4328

SHORT DURATION FUND                                                     CLASS A        CLASS B         CLASS C        CLASS Y
                                                                        -------        -------         -------        -------
Hartford Life Insurance Company                                          73.23%         51.80%          21.96%
PO Box 2999
Hartford CT 06104-2999

Scott & Stringfellow, Inc.                                                               5.19%
A/C 4539-5948
909 East Main Street
Richmond VA 23219-3002

John A Savolich                                                                                          8.71%
153 Lake Aluma Dr
Oklahoma City OK 73121-3401

US Bank National Assoc C/F                                                                               6.75%
Cust for the IRA of
Donald J Hill
1258 Bristol Ln
Hanover Park IL 60133-2506

Kenneth A Jenero TTEE                                                                                    5.32%
UA dtd 03-17-2000
Kenneth A Jenero Trust
201 Thames Pkwy Apt 2L
Park Ridge IL 60068-3678

STOCK FUND                                                              CLASS A        CLASS B         CLASS C        CLASS Y
                                                                        -------        -------         -------        -------
Edward D. Jones & Co.                                                    65.40%         21.96%           9.90%
Attn: Mutual Fund Shareholder Accounting
201 Progress Pkwy
Maryland Hts MO 63043-3009

Greater Orlando Aviation Authority                                                                                     33.44%
FBO Employees of the Greater Orlando
Aviation Authority
Orlando International Airport
1 Airport Blvd Winemille
Orlando FL 32827-4328

West Virginia Savings Plan Trustee                                                                                     32.34%
FBO Wst Virginia Savings Plan Trust dtd 2/20/2002
PO Box 2999
Hartford CT 06104-2999

Saxon & Co                                                                                                             25.77%
FBO 20-42-002-3500639
PO Box 7780-1888
Philadelphia PA 19182-0001

TAX-FREE CALIFORNIA FUND                                                CLASS A        CLASS B         CLASS C        CLASS Y
                                                                        -------        -------         -------        -------
Hartford Life Insurance Company                                          91.70%         87.54%         100.00%
PO Box 2999
Hartford CT 06104-2999

Edward D. Jones & Co.                                                    6.86%           6.77%
Attn: Mutual Fund Shareholder Accounting
201 Progress Pkwy
Maryland Hts MO 63043-3009

Fiserv Securities Inc                                                                    5.24%
Attn Mutual Funds
FAO 62507136
One Commerce Square
2005 Market Street Suite 1200
Philadelphia PA 19103-7084

TAX-FREE NEW YORK FUND                                                  CLASS A        CLASS B         CLASS C        CLASS Y
                                                                        -------        -------         -------        -------
Hartford Life Insurance Company                                          99.82%         100.00%         85.75%
PO Box 2999
Hartford CT 06104-2999

Wexford Clearing Services                                                                                8.93%
Corp FBO Marcos Szulman &
Ana Szulman &
Douglas Szulman Jt Ten
25 Eastland Dr
Glen Cove NY 11542-1022

TOTAL RETURN BOND FUND                                                  CLASS A        CLASS B         CLASS C        CLASS Y
                                                                        -------        -------         -------        -------
Edward D. Jones & Co.                                                    54.30%         17.63%           7.52%
Attn: Mutual Fund Shareholder Accounting
201 Progress Pkwy
Maryland Hts MO 63043-3009

Saxon & Co                                                                                                             32.40%
FBO 20-42-002-3500639
PO Box 7780-1888
Philadelphia PA 19182-0001

West Virginia Savings Plan Trustee                                                                                     32.16%
FBO Wst Virginia Savings Plan Trust dtd 2/20/2002
PO Box 2999
Hartford CT 06104-2999

Hartford Life Insurance Company                                                                                        26.53%
200 Hopmeadow Street
Simsbury CT 06089-9793

TOTAL RETURN BOND FUND                                                  CLASS A        CLASS B         CLASS C        CLASS Y
                                                                        -------        -------         -------        -------
Saxon & Co                                                                                                              8.90%
FBO 20-42-002-3500605
PO Box 7780-1888
Philadelphia PA 19182-0001

VALUE FUND                                                              CLASS A        CLASS B         CLASS C        CLASS Y
                                                                        -------        -------         -------        -------
Edward D. Jones & Co.                                                    69.93%         28.37%           5.28%
Attn: Mutual Fund Shareholder Accounting
201 Progress Pkwy
Maryland Hts MO 63043-3009

HL Investment Advisors                                                                                                100.00%
PO Box 2999
Hartford CT 06104-2999

VALUE OPPORTUNITIES FUND                                                CLASS A        CLASS B         CLASS C        CLASS Y
                                                                        -------        -------         -------        -------
Edward D. Jones & Co.                                                    45.38%         17.95%          16.01%
Attn: Mutual Fund Shareholder Accounting
201 Progress Pkwy
Maryland Hts MO 63043-3009

Robert W Baird & Co. Inc.                                                                                6.36%
A/C 1700-9499
777 East Wisconsin Avenue
Milwaukee WI 53202-5300

HL Investment Advisors                                                                                                 97.56%
PO Box 2999
Hartford CT 06104-2999

GROWTH FUND                                    CLASS A    CLASS B    CLASS C     CLASS H    CLASS L    CLASS M    CLASS N    CLASS Y
                                               -------    -------    -------     -------    -------    -------    -------    -------
Edward D. Jones & Co.                           33.36%     11.10%      6.19%                                        5.73%
Attn: Mutual Fund Shareholder Accounting
201 Progress Pkwy
Maryland Hts MO 63043-3009
                                                                                                                              97.56%
HL Investment Advisors
PO Box 2999
Hartford CT 06104-2999

TAX-FREE MINNESOTA FUND                        CLASS A    CLASS B    CLASS C     CLASS H    CLASS L    CLASS M    CLASS N    CLASS Y
                                               -------    -------    -------     -------    -------    -------    -------    -------
Edward D. Jones & Co.                           47.18%     13.65%
Attn: Mutual Fund Shareholder Accounting
201 Progress Pkwy
Maryland Hts MO 63043-3009

Donaldson Lufkin Jenrette                        7.86%                                        5.38%     10.76%
Securities Corporation Inc
P O Box 2052
Jersey City NJ 07303-2052

USBancorp Piper Jaffray                                    29.07%
A/C 7813-7913
800 Nicollet Mall
Minneapolis MN 55402-7000

Walter A Oberstar                                          26.68%
Patrick W Oberstar
Walter P Oberstar JTWROS
725 Michigan St
Hibbing MN 55746-1633

Esther L Mc Ilwain                                         13.03%
Eleanor A Peterson JTWROS
2403 Fraser St
Grand Rapids MN 55744-3225

Wells Fargo Investments LLC                                           23.38%
A/C 5648-5283
608 Second Avenue South 8th Fl
Minneapolis MN 55402-1916

Robert W Baird & Co. Inc.                                             13.79%
A/C 3869-8081
777 East Wisconsin Avenue
Milwaukee WI 53202-5300

Wells Fargo Investments LLC                                           11.31%
A/C 2176-0279
608 Second Avenue South 8th Fl
Minneapolis MN 55402-1916

Wells Fargo Investments LLC                                            8.93%
A/C 6386-4750
608 Second Avenue South 8th Fl
Minneapolis MN 55402-1916

Wells Fargo Investments LLC                                            8.04%
A/C 4177-1634
608 Second Avenue South 8th Fl
Minneapolis MN 55402-1916

TAX-FREE MINNESOTA FUND                        CLASS A    CLASS B    CLASS C     CLASS H    CLASS L    CLASS M    CLASS N    CLASS Y
                                               -------    -------    -------     -------    -------    -------    -------    -------
Wells Fargo Investments LLC                                            6.46%
A/C 5531-8833
608 Second Avenue South 8th Fl
Minneapolis MN 55402-1916

John A Speaker                                                         5.98%
505 E Northpoint Rd 109N
Mequon WI 53092-5826

Mary C. Jackson                                                                   40.25%
Martha E Heath POA
9045 S Tewa Trl
Vail AZ 85641-6005

Jean S & John H Bravis Trustee                                                    14.78%
FBO The Jean S Bravis Trust
U/A Jan 7, 1997
3901 Hayes St NE
Minneapolis MN 55421-4054

USBancorp Piper Jaffray                                                           13.83%
A/C 6961-3981
800 Nicollet Mall
Minneapolis MN 55437-1501

Betty D Ullrich                                                                   10.08%
8407 Kell Ave
Bloomington MN 55437-1501

Gwen A Turman                                                                      8.95%
23404 Major Ave
Hutchinson MN 55350-5503

Betty Mae Nelson TOD                                                                         16.69%
RR 1 Box 8
Bellingham MN 56212-9785

Ruth R Gillespie                                                                             12.29%
RR 3 Box 98
Pine City MN 55063-9431

NFSC FEBO # EBY-003069                                                                                  18.55%
Jerome R Bofferding
Sharon K Bofferding
16700 Elm Rd
Maple Grove MN 55311-3806

Elsie M Krostue TOD                                                                                     18.54%
820 W 61st Ter
Kansas City MO 64113-1332

TAX-FREE MINNESOTA FUND                        CLASS A    CLASS B    CLASS C     CLASS H    CLASS L    CLASS M    CLASS N    CLASS Y
                                               -------    -------    -------     -------    -------    -------    -------    -------
Thomas L Blanchette TOD                                                                                 10.19%
3125 Carriage Dr
Medina MN 55340-9621

Kenneth Clambey TTEE                                                                                    6.61%
Winifred Clambey TTEE
FBO Kenneth Clambey Living Trust
UA 10-21-1996
25833 260th St
Fergus Falls MN 56537-8002

Mildred J Daily TOD                                                                                     5.45%
808 4th St SE
E Grand Forks MN 56721-2201

Lyle W Jahnke TOD                                                                                                  30.11%
1305 W Birch Ave
Olivia MN 56277-1613

Catherine A Estrem TOD                                                                                             14.09%
1594 Lakewood Dr
Maplewood MN 55119-7167

Henry A Prchal and                                                                                                 12.92%
Patricia E Prchal JTTEN TOD
214 SW 2nd St
Young America MN 55397-9238

James Michael Olson                                                                                                11.34%
Valerie J Olson JT WROS TOD
15869 154th St NE
Harwick MN 56273-7656

Harvey Hagedorn TOD                                                                                                 6.39%
35624 140th St
Winnebago MN 56098-4925

Janice K Teeple                                                                                                     5.14%
Paul R Peterson JT WROS
PO Box 114
Raymond MN 56282-0114

HL Investment Advisors                                                                                                        97.56%
PO Box 2999
Hartford CT 06104-2999

TAX-FREE NATIONAL FUND                         CLASS A    CLASS B    CLASS C     CLASS H    CLASS L    CLASS M    CLASS N    CLASS Y
                                               -------    -------    -------     -------    -------    -------    -------    -------
Edward D. Jones & Co.                           45.26%     13.24%
Attn: Mutual Fund Shareholder Accounting
201 Progress Pkwy
Maryland Hts MO 63043-3009

NFSC FEBO # AK 3-291943                          9.49%
Terry F Smith EX
E/O Steven P Smith
797 Stonebreaker Rd
Smithland KY 42081-8938

Raymond James & Assoc Inc                                              5.91%
FBO Taylor-Hoover T
Bin# 52207237
880 Carillon Pkwy
St Petersburg FL 33716-1100

NBC Securities Inc FBO                                                 5.43%
Harlene B Boykin
1927 First Avenue North
Birmingham AL 35203-4024

Primevest Financial Services FBO                                       5.24%
John W Troxell
78247288
400 First Street So Suite 300
P O Box 283
St Cloud MN 56302-0283

Maurice T Moler Inter-Vivos Trustee                                               13.52%
FBO Maurice T Moler Trust
July 5, 1999
c/o Sharon Kasey
15578 E Cty Rd 1500 N
Charleston IL 61920

USBancorp Piper Jaffray                                                            9.90%
A/C 4407-0716
U S Bancorp Center
800 Nicollet Mall
Minneapolis MN 55402-7000

David L Ashworth TOD                                                               6.24%
130 Elizabeths Quay
Grafton VA 23692-3639

Adrian M Wyard                                                                     5.77%
1768 Aurora Ave N. #402
Seattle WA 98109-2758

TAX-FREE NATIONAL FUND                         CLASS A    CLASS B    CLASS C     CLASS H    CLASS L    CLASS M    CLASS N    CLASS Y
                                               -------    -------    -------     -------    -------    -------    -------    -------
Geraldine M Phillips Trustee                                                       5.77%
FBO The Maxine E Cunningham Living Trust
dtd 6/20/96
2009 Lake Country Dr
Arlington TX 76012-5712

Elvada M Torsiello TOD                                                                                  21.46%
319 Division St Apt 1
Amsterdam NY 12010-2209

Harold M Sales Trustee                                                                                  11.83%
FBO Florence E Sales Trust
04-17-1997
7319 S Syracuse Ct
Englewood CO 80112-1749

USBancorp Piper Jaffray                                                                                 9.67%
A/C 3806-2532
U S Bancorp Center
800 Nicollet Mall
Minneapolis, MN 55402-7000

Anthony Ciccarino TOD                                                                                   15.22%
55 McClellan Ave
Amsterdam NY 12010-2429

Ethel L Robb TOD                                                                                                   18.08%
Sheryl L Abraham POA
43940 SE Music Camp Rd
Sandy OR 97055-8457

Painewebber for the benefit of                                                                                      8.64%
Joan C Steadman-Cook
2 Shoreline Drive
Westerly RI 02891-3717

Jeanie M Chresos                                                                                                    8.11%
4279 W 52nd St
Parma OH 44134-1023

Sheldon Schram TOD                                                                                                  7.66%
61 Ridgeview Dr
West Paterson NJ 07424-2719

Donaldson Lufkin Jenrette                                                                                           5.99%
Securities Corporation Inc
P O Box 2052
Jersey City NJ 07303-2052

TAX-FREE NATIONAL FUND                         CLASS A    CLASS B    CLASS C     CLASS H    CLASS L    CLASS M    CLASS N    CLASS Y
                                               -------    -------    -------     -------    -------    -------    -------    -------
Janice M Kracht                                                                                                     5.37%
James W Kracht JTWROS
895 Stagecoach Rd
Coon Rapids IA 50058-1029

Jacqueline A Olejniczak TOD                                                                                         5.25%
3 South 430 Osaje Drive
Glen Ellyn IL 60137

HL Investment Advisors                                                                                                        97.56%
PO Box 2999
Hartford CT 06104-2999

U.S. GOVERNMENT SECURITIES FUND                CLASS A    CLASS B    CLASS C     CLASS H    CLASS L    CLASS M    CLASS N    CLASS Y
                                               -------    -------    -------     -------    -------    -------    -------    -------
Edward D. Jones & Co.                           33.26%      8.50%
Attn: Mutual Fund Shareholder Accounting
201 Progress Pkwy
Maryland Hts MO 63043-3009

MLPF&S for the Sole Benefit of                                        18.41%
Its Customers
Attn Fund Administration
4800 Deer Lake Dr E Fl 3
Jacksonville FL 32246-6484

Donaldson Lufkin Jenrette                                                                                           7.74%
Securities Corporation Inc
P O Box 2052
Jersey City NJ 07303-2052

Horace Snipes TOD                                                                                                   7.10%
2168 Crisp Springs Rd
Mc Minnville TN 37110-5237

Richard Maynard Priest Trustee                                                                                      5.48%
FBO The Priest Living Trust
11-14-1983
1847 Golden Spike Dr
Sparks NV 89424-8858

HL Investment Advisors                                                                                                        97.56%
PO Box 2999
Hartford CT 06104-2999

                       INVESTMENT MANAGEMENT ARRANGEMENTS

      Each Company, on behalf of the relevant Funds, has entered into an investment management agreement with HIFSCO. The investment management agreements provide that HIFSCO, subject to the supervision and approval of the applicable Company's board of directors, is responsible for the management of each Fund. In addition, HIFSCO provides administrative services to both Companies, including, personnel, services, equipment and facilities and office space for proper operation of the Companies. Although HIFSCO has agreed to arrange for the provision of additional services necessary for the proper operation of the Companies, each Fund pays for these services directly.

      With respect to the High Yield Fund, Income Fund, Inflation Plus Fund, Money Market Fund, Tax-Free California Fund, Tax-Free Minnesota Fund, Tax-Free National Fund, Tax-Free New York Fund, Short Duration Fund, Total Return Bond Fund and U.S. Government Securities Fund, HIFSCO has entered into an investment services agreement with HIMCO for the provision of the day-to-day investment management services. With respect to the remaining Funds, HIFSCO has entered into an investment subadvisory agreement with Wellington Management. Under the sub-advisory agreement, Wellington Management, subject to the general supervision of the applicable Company's board of directors and HIFSCO, is responsible for (among other things) the day-to-day investment and reinvestment of the assets of such Funds and furnishing each such Fund with advice and recommendations with respect to investments and the purchase and sale of appropriate securities for each Fund.

      As provided by the investment management agreements, each Fund pays HIFSCO an investment management fee, which is accrued daily and paid monthly, equal on an annual basis to a stated percentage of each Fund's average daily net assets. HIFSCO, not any Fund, pays the sub-advisory fee to Wellington Management and the investment services fee to HIMCO.

      The investment management fee rates are as follows:

      Income Fund and Inflation Plus Fund

      Net Asset Value                                          Annual Rate
      ---------------                                          -----------
      First $500,000,000                                             0.60%
      Amount Over $500,000,000                                       0.55%

      Short Duration Fund, Tax-Free California Fund and Tax-Free New York Fund

      Net Asset Value                                          Annual Rate
      ---------------                                          -----------
      First $500,000,000                                             0.55%
      Amount Over $500,000,000                                       0.50%

      Money Market Fund

      Net Asset Value                                          Annual Rate
      ---------------                                          -----------
      First $500,000,000                                             0.50%
      Next $500,000,000                                              0.45%
      Amount Over $1 Billion                                         0.40%

      Total Return Bond Fund

      Net Asset Value                                          Annual Rate
      ---------------                                          -----------
      First $500,000,000                                             0.65%
      Next $500,000,000                                              0.55%
      Amount Over $1 Billion                                         0.50%

      Tax-Free Minnesota Fund

      Net Asset Value                                          Annual Rate
      ---------------                                          -----------
      First $50,000,000                                              0.72%
      Amount Over $50,000,000                                        0.70%

      Advisers Fund, Dividend and Growth Fund and High Yield Fund

      Net Asset Value                                          Annual Rate
      ---------------                                          -----------
      First $500,000,000                                             0.75%
      Next $500,000,000                                              0.65%
      Amount Over $1 Billion                                         0.60%

      Tax-Free National Fund and U.S. Government Securities Fund

      Net Asset Value                                          Annual Rate
      ---------------                                          -----------
      First $50,000,000                                              0.80%
      Amount Over $50,000,000                                        0.70%


      Capital Appreciation Fund, Growth and Income Fund, Stock Fund and Value
      Fund


      Net Asset Value                                          Annual Rate
      ---------------                                          -----------
      First $500,000,000                                             0.80%
      Next $500,000,000                                              0.70%
      Amount Over $1 Billion                                         0.65%

      Global Leaders Fund, MidCap Fund, MidCap Value Fund, International Opportunities Fund and Small Company Fund

      Net Asset Value                                          Annual Rate
      ---------------                                          -----------
      First $500,000,000                                             0.85%
      Next $500,000,000                                              0.75%
      Amount Over $1 Billion                                         0.70%


      Focus Fund, Global Communications Fund, Global Financial Services Fund, Global Health Fund and Global Technology Fund


      Net Asset Value                                          Annual Rate
      ---------------                                          -----------
      First $500,000,000                                             1.00%
      Next $500,000,000                                              0.95%
      Amount Over $1 Billion                                         0.90%

      International Capital Appreciation Fund and International Small Company
      Fund

      Net Asset Value                                          Annual Rate
      ---------------                                          -----------
      First $500,000,000                                             1.00%
      Next $500,000,000                                              0.90%
      Amount Over $1 Billion                                         0.85%

      Growth Fund, Growth Opportunities Fund, SmallCap Growth Fund and Value Opportunities Fund

      Net Asset Value                                          Annual Rate
      ---------------                                          -----------
      First $100,000,000                                             1.00%
      Next $150,000,000                                              0.80%
      Amount Over $250,000,000                                       0.70%

      The sub-advisory fee rates are as follows:

      High Yield Fund, Income Fund, Inflation Plus Fund, Money Market Fund, Short Duration Fund, Tax-Free California Fund, Tax-Free Minnesota Fund, Tax-Free National Fund, Tax-Free New York Fund, Total Return Bond Fund and U.S. Government Securities Fund

      Net Asset Value                                          Annual Rate
      ---------------                                          -----------
      All Assets                                                   At Cost

      Global Communications Fund, Global Financial Services Fund, Global Health Fund and Global Technology Fund

      Net Asset Value                                          Annual Rate
      ---------------                                          -----------
      First $100,000,000                                             0.450%
      Next $400,000,000                                              0.350%
      Amount Over $500,000,000                                       0.300%

      Focus Fund

      Net Asset Value                                          Annual Rate
      ---------------                                          -----------
      First $50,000,000                                              0.400%
      Next $100,000,000                                              0.300%
      Amount Over $150,000,000                                       0.250%

      International Capital Appreciation Fund

      Net Asset Value                                          Annual Rate
      ---------------                                          -----------
      First $50,000,000                                              0.400%
      Next $100,000,000                                              0.300%
      Next $350,000,000                                              0.250%
      Amount Over $500,000,000                                       0.225%

      International Small Company Fund

      Net Asset Value                                          Annual Rate
      ---------------                                          -----------
      First $50,000,000                                              0.400%
      Next $100,000,000                                              0.350%
      Amount Over $150,000,000                                       0.275%

      Capital Appreciation Fund, Global Leaders Fund, Growth Fund, International Opportunities Fund, MidCap Fund and Small Company Fund

      Net Asset Value                                          Annual Rate
      First $50,000,000                                             0.400%
      Next $100,000,000                                             0.300%
      Next $350,000,000                                             0.250%
      Next $500,000,000                                             0.200%
      Amount Over $1,000,000,000                                    0.175%

      Value Fund


      Net Asset Value                                          Annual Rate
      First $50,000,000                                             0.350%
      Next $100,000,000                                             0.275%
      Next $350,000,000                                             0.225%
      Amount Over $500,000,000                                      0.175%


      Growth Opportunities Fund, MidCap Value Fund, SmallCap Growth Fund and Value Opportunities Fund

      Net Asset Value                                          Annual Rate
      First $50,000,000                                             0.400%
      Next $100,000,000                                             0.300%
      Next $350,000,000                                             0.250%
      Amount Over $500,000,000                                      0.200%


      Advisers Fund, Dividend and Growth Fund, Growth and Income Fund and Stock Fund


      Net Asset Value                                          Annual Rate
      First $50,000,000                                             0.325%
      Next $100,000,000                                             0.250%
      Next $350,000,000                                             0.200%
      Next $500,000,000                                             0.150%
      Amount Over $1,000,000,000                                    0.125%

      For the fiscal years ended October 31, 2002 and October 31, 2001, the ten months ended October 31, 2000, and the fiscal year ended December 31, 1999, each Hartford Fund has paid the following advisory fees:

      FUND NAME                                         GROSS FEES          EXPENSE             NET PAID*
      ---------                                         ----------          -------             ---------
                                                                         REIMBURSEMENT
                                                                         -------------
                                                                    11/1/2001 - 10/31/2002
                                                                    ----------------------
      Advisers Fund                                    $15,513,912          $      0          $ 15,513,912
      Capital Appreciation Fund                        $24,970,646          $933,339          $ 24,037,307
      Dividend and Growth Fund                         $ 7,497,919          $118,022          $  7,379,897
      Focus Fund                                       $ 1,323,641          $ 66,167          $  1,257,474
      Global Communications Fund                       $    57,484          $ 17,189          $     40,295
      Global Financial Services Fund                   $   174,613          $ 44,189          $    130,424
      Global Health Fund                               $ 2,173,691          $166,538          $  2,007,153
      Global Leaders Fund                              $ 4,204,635          $      0          $  4,204,635
      Global Technology Fund                           $   523,922          $ 66,110          $    457,812
      Growth and Income Fund                           $ 2,979,018          $261,893          $  2,717,125
      High Yield Fund                                  $ 1,226,004          $141,042          $  1,084,962

      FUND NAME                                         GROSS FEES          EXPENSE             NET PAID*
      ---------                                         ----------          -------             ---------
                                                                         REIMBURSEMENT
                                                                         -------------
      Income Fund(1)                                           N/A               N/A                   N/A
      Inflation Plus Fund(1)                                   N/A               N/A                   N/A
      International Capital Appreciation Fund          $    56,122          $ 71,238          ($    15,116)**
      International Opportunities Fund                 $ 1,092,137          $136,341          $    955,796
      International Small Company Fund                 $    54,875          $ 70,436          ($    15,561)***
      MidCap Fund                                      $10,054,023          $686,281          $  9,367,742
      MidCap Value Fund                                $ 1,060,678          $ 39,262          $  1,021,416
      Money Market Fund                                $ 1,752,776          $833,098          $    919,678
      Short Duration Fund(1)                                   N/A               N/A                   N/A
      Small Company Fund                               $ 2,071,075          $308,845          $  1,762,230
      Stock Fund                                       $13,670,022          $      0          $ 13,670,022
      Tax-Free California Fund(1)                              N/A               N/A                   N/A
      Tax-Free New York Fund(1)                                N/A               N/A                   N/A
      Total Return Bond Fund                           $ 2,215,999          $298,985          $  1,917,014
      Value Fund                                       $   340,151          $ 51,568          $    288,583


      (1) Because the Fund did not commence operations until October 31, 2002, there is no advisory fee information available as of the fiscal year ended October 31, 2002.


                                                                    11/1/2000 - 10/31/2001
                                                                    ----------------------
      Advisers Fund                                    $14,008,977                --          $ 14,008,977
      Capital Appreciation Fund                        $20,966,905                --          $ 20,966,905
      Dividend and Growth Fund                         $ 4,801,727                --          $  4,801,727
      Focus Fund                                       $   496,257                --          $    496,257
      Global Communications Fund                       $    75,662          $  2,587          $     73,075
      Global Financial Services Fund                   $   123,535          $ 19,088          $    104,447
      Global Health Fund                               $ 1,499,242          $  2,981          $  1,496,261
      Global Leaders Fund                              $ 4,021,140                --          $  4,021,140
      Global Technology Fund                           $   706,937          $ 12,948          $    693,989
      Growth and Income Fund                           $ 2,717,737                --          $  2,717,737
      High Yield Fund                                  $   518,076                --          $    518,076
      International Capital Appreciation Fund          $    15,980          $ 14,992          $        988
      International Opportunities Fund                 $ 1,288,997                --          $  1,288,997
      International Small Company Fund                 $    15,566          $ 27,265          ($    11,699)****
      MidCap Fund                                      $ 9,097,100                --          $  9,097,100
      MidCap Value Fund                                $    83,256          $ 24,230          $     59,026
      Money Market Fund                                $   737,141          $183,099          $    554,042
      Small Company Fund                               $ 2,529,562          $ 41,599          $  2,487,963
      Stock Fund                                       $14,807,755                --          $ 14,807,755
      Total Return Bond Fund                           $ 1,123,036          $  7,829          $  1,115,207
      Value Fund                                       $    43,609          $  9,055          $     34,554


                                                                    1/1/2000-10/31/2000
                                                                    -------------------
      Advisers Fund                                    $ 9,924,557                --          $  9,924,557
      Capital Appreciation Fund                        $13,180,840                --          $ 13,180,840
      Dividend and Growth Fund                         $ 2,763,049                --          $  2,763,049
      Focus Fund                                                --                --                    --
      Global Communications Fund                                --                --                    --
      Global Financial Services Fund                            --                --                    --
      Global Health Fund                               $   253,601          $  8,826          $    244,775

                                                                    11/1/2000 - 10/31/2001
                                                                    ----------------------
      Global Leaders Fund                              $ 2,526,261                --          $  2,526,261
      Global Technology Fund                           $   259,110          $ 20,746          $    238,364
      Growth and Income Fund                           $ 1,445,253                --          $  1,445,253
      High Yield Fund                                  $   240,146                --          $    240,146
      International Capital Appreciation Fund                   --                --                    --
      International Opportunities Fund                 $ 1,112,049                --          $  1,112,049
      International Small Company Fund                          --                --                    --
      MidCap Fund                                      $ 3,524,539          $  2,206          $  3,522,333
      MidCap Value Fund                                         --                --                    --
      Money Market Fund                                $   333,000          $ 92,000          $    241,000
      Small Company Fund                               $ 2,385,072          $ 12,644          $  2,372,428
      Stock Fund                                       $11,107,869                --          $ 11,107,869
      Total Return Bond Fund                           $   559,590                --          $    559,590
      Value Fund                                                --                --                    --



                                                                    1/1/1999 - 12/31/1999
                                                                    ---------------------
      Advisers Fund                                    $ 8,125,222                --          $  8,125,222
      Capital Appreciation Fund                        $ 6,997,746                --          $  6,997,746
      Dividend and Growth Fund                         $ 2,838,557                --          $  2,838,557
      Global Leaders Fund                              $   381,290                --          $    381,290
      Growth and Income Fund                           $   412,065          $    842          $    411,223
      High Yield Fund                                  $   202,354                --          $    202,354
      International Opportunities Fund                 $   654,008                --          $    654,008
      MidCap Fund                                      $   801,175          $ 19,156          $    782,019
      Money Market Fund                                $   360,369          $ 71,757          $    288,612
      Small Company Fund                               $   956,010          $  8,181          $    947,829
      Stock Fund                                       $ 7,147,445                --          $  7,147,445
      Total Return Bond Fund                           $   701,167          $  2,532          $    698,635



      * Gross Fees offset by amount of Expense Reimbursement on total operating expenses.



      **        Reimbursement of $71,238 exceeds advisory fees of $56,122.



      ***       Reimbursement of $70,436 exceeds advisory fees of $54,875.



      ****      Reimbursement of $27,265 exceeded advisory fees of $15,566.


      The New Hartford Funds paid the following advisory fees to their previous investment adviser (prior to April 2, 2001) and to HIFSCO (on and after April 2,
2001) for the periods shown:


      FUND NAME                                         GROSS FEES          EXPENSE             NET PAID*
      ---------                                         ----------          -------             ---------
                                                                         REIMBURSEMENT
                                                                         -------------
                                                                    11/1/2001 - 10/31/2002
                                                                    ----------------------
      Growth Fund                                      $ 3,380,268          $  4,466          $  3,375,802
      Growth Opportunities Fund                        $ 5,246,580          $  2,813          $  5,243,767
      SmallCap Growth Fund                             $ 1,526,344          $ 63,040          $  1,463,304
      Tax-Free Minnesota Fund                          $   266,897          $  1,972          $    264,925
      Tax-Free National Fund                           $   462,758          $ 31,274          $    431,484
      U.S. Government Securities Fund                  $ 1,909,143          $113,661          $  1,795,482
      Value Opportunities Fund                         $   466,045          $ 11,245          $    454,800



      *Gross Fees offset by amount of Expense Reimbursement on total operating expenses.

      FUND NAME                                                       FEES
      ---------                                                       ----
                                                               9/1/2001 - 10/31/2001
                                                               ---------------------
      SmallCap Growth Fund                                          $258,507
      Growth Opportunities Fund                                     $996,832
      Value Opportunities Fund                                      $80,017
      Growth Fund                                                   $617,389

                                                               10/1/2001 - 10/31/2001
                                                               ----------------------
      Tax-Free Minnesota Fund                                       $23,249
      Tax-Free National Fund                                        $38,417

                                                               8/1/2001 - 10/31/2001
                                                               ----------------------
      U.S. Government Securities Fund                               $456,150


                                                               9/1/2000 - 8/31/2001
                                                               ----------------------
      SmallCap Growth Fund                                          $2,265,618
      Growth Opportunities Fund                                     $8,541,214
      Value Opportunities Fund                                      $547,226
      Growth Fund                                                   $4,626,527


                                                               9/1/1999 - 8/31/2000
                                                               ----------------------
      SmallCap Growth Fund                                          $1,342,009
      Growth Opportunities Fund                                     $6,608,804
      Value Opportunities Fund                                      $458,155
      Growth Fund                                                   $4,317,951


                                                               9/1/1998 - 8/31/1999
                                                               ----------------------
      SmallCap Growth Fund                                          $2,640,661
      Growth Opportunities Fund                                     $9,414,124
      Value Opportunities Fund                                      $554,153
      Growth Fund                                                   $5,277,095


                                                               10/1/2000 - 9/30/2001
                                                               ----------------------
      Tax-Free Minnesota Fund                                       $279,776
      Tax-Free National Fund                                        $447,234

                                                               10/1/1999 - 9/30/2000
                                                               ----------------------
      Tax-Free Minnesota Fund                                       $290,182
      Tax-Free National Fund                                        $455,123

                                                               10/1/1998 - 9/30/1999
                                                               ----------------------
      Tax-Free Minnesota Fund                                       $334,606
      Tax-Free National Fund                                        $543,144

                                                               8/1/2000 - 7/31/2001
                                                               ----------------------
      U.S. Government Securities Fund                               $1,774,831

                                                               8/1/1999 - 7/31/2000
                                                               ----------------------
      U.S. Government Securities Fund                               $1,909,619

                                                               8/1/1998 - 7/31/1999
                                                               ----------------------
      U.S. Government Securities Fund                               $2,477,465

      HIFSCO has voluntarily agreed to limit the expenses of certain classes of each of the following Funds by reimbursing each of the Funds when total fund expenses of the class exceed the following percentages (this policy may be discontinued at any time):


FUND NAME                                           CLASS A     CLASSES B & C        CLASS L      CLASSES M, N & H        CLASS Y
---------                                           -------     -------------        -------      ----------------        -------
Focus Fund                                            1.65%         2.35%               N/A              N/A               1.20%
Global Communications Fund                            1.65%         2.35%               N/A              N/A               1.20%
Global Financial Services Fund                        1.65%         2.35%               N/A              N/A               1.20%
Global Health Fund                                    1.65%         2.35%               N/A              N/A               1.20%
Global Leaders Fund                                   1.65%         2.35%               N/A              N/A               1.20%
Global Technology Fund                                1.65%         2.35%               N/A              N/A               1.20%
Growth and Income Fund                                1.45%         2.15%               N/A              N/A               1.00%
Growth Fund                                           1.45%         2.15%              1.45%            2.15%              1.00%
Growth Opportunities Fund                             1.45%         2.15%              1.45%            2.15%              1.00%
High Yield Fund                                       1.40%         2.10%               N/A              N/A               0.95%
Income Fund                                           1.00%         1.70%               N/A              N/A               0.70%
Inflation Plus Fund                                   1.00%         1.70%               N/A              N/A               0.70%
International Capital Appreciation Fund               1.65%         2.35%               N/A              N/A               1.20%
International Opportunities Fund                      1.65%         2.35%               N/A              N/A               1.20%
International Small Company Fund                      1.65%         2.35%               N/A              N/A               1.20%
MidCap Value Fund                                     1.45%         2.15%               N/A              N/A               1.00%
Money Market Fund                                     1.00%         1.70%               N/A              N/A               0.55%
Short Duration Fund                                   0.95%         1.65%               N/A              N/A               0.65%
Small Company Fund                                    1.45%         2.15%               N/A              N/A               1.00%
SmallCap Growth Fund                                  1.45%         2.15%              1.45%            2.15%              1.10%
Tax-Free California Fund                              0.95%         1.65%               N/A              N/A               0.65%
Tax-Free Minnesota Fund                               1.15%         1.85%              1.15%            1.85%              0.80%
Tax-Free National Fund                                1.15%         1.85%              1.15%            1.85%              0.85%
Tax-Free New York Fund                                0.95%         1.65%               N/A              N/A               0.65%
Total Return Bond Fund                                1.25%         1.95%               N/A              N/A               0.80%
U.S. Government Securities Fund                       1.20%         1.90%              1.20%            1.90%              0.80%
Value Fund                                            1.45%         2.15%               N/A              N/A               1.00%
Value Opportunities Fund                              1.45%         2.15%              1.45%            2.15%              1.25%


      Pursuant to the investment management agreements, investment subadvisory agreements and investment services agreements, neither HIFSCO, Wellington Management nor HIMCO is liable to the Funds or their shareholders for an error of judgment or mistake of law or for a loss suffered by the Funds in connection with the matters to which their respective agreements relate, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of HIFSCO, HIMCO or Wellington Management in the performance of their duties or from their reckless disregard of the obligations and duties under the applicable agreement. Wellington Management has agreed to indemnify HIFSCO to the fullest extent permitted by law against any and all loss, damage, judgment, fines, amounts paid in settlement and attorneys' fees incurred by HIFSCO to the extent resulting in whole or in part from any of Wellington Management's acts or omissions related to the performance of its duties as set forth specifically in the respective subadvisory investment agreement or otherwise from Wellington Management's willful misfeasance, bad faith or gross negligence.

      HIFSCO, whose business address is 200 Hopmeadow Street, Simsbury, Connecticut 06089, was organized in 1995. As of December 31, 2002, HIFSCO had approximately $14.4 billion of assets under management. HIMCO is located at 55 Farmington Avenue, Hartford, Connecticut 06105 and was organized in 1966. HIMCO is a professional money management firm that provides services to investment companies, employee benefit plans, its affiliated insurance companies and other institutional accounts. As of December 31, 2002, HIMCO and its wholly-owned subsidiary had approximately $88.5 billion in assets under management.



      Wellington Management Company, LLP, whose business address is 75 State Street, Boston, MA 02109, is a professional investment counseling firm that provides services to investment companies, employee benefit plans, endowments, foundations and other institutions and individuals. Wellington Management and its predecessor organizations have provided investment advisory services since 1928. As of December 31, 2002, Wellington Management had investment management authority with respect to approximately $303 billion in assets. Wellington Management is a Massachusetts limited liability partnership. The three managing partners of Wellington Management are Laurie A. Gabriel, Duncan M. McFarland and John R. Ryan.


      At a meeting of the Board of Directors on August 1, 2002, the Board unanimously voted to approve, or renew, as the case may be, the investment management agreement, investment sub-advisory agreement and investment services agreement. In this regard, the Board of Directors considered several factors relating to the agreements, including the following factors. The Board reviewed the quality of the services provided to the Funds by HIFSCO, Wellington Management and HIMCO, including each Fund's performance relative to an appropriate benchmark as well as compared to the Fund's appropriate peer group. The Board also reviewed the investment management fees paid to HIFSCO and by HIFSCO to Wellington Management and HIMCO. In this connection, the Board reviewed comparative information on investment management fees paid and expenses incurred by similarly situated funds. The Board considered the fact that all of the Funds provide for fee breakpoints that gradually decrease as assets increase. The Board considered other benefits to HIFSCO or its affiliates from the investment management agreement with the Funds. Specifically, the Board reviewed information noting that Hartford Life, Inc. receives a set fee for fund accounting and related services. In addition, it was noted that Hartford Life, Inc. and its affiliates may benefit from directed brokerage programs which are intended to recognize sales of fund shares made by various broker dealers. Such programs help to increase asset levels in the Funds which can increase revenue paid to HIFSCO and its affiliates. Finally, the Board reviewed information regarding the costs of providing advisory services to the Funds, and the resulting profits. Based upon its review, the Board concluded that it is in the interest of the Funds and their shareholders for the Board to approve, or renew, as the case may be, the existing investment management agreement, investment sub-advisory agreement and investment services agreement for the Funds.


      In arriving at their decision to approve the renewal of each of the agreements, the board of directors of each Company did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves.


      The investment management agreements, investment sub-advisory agreements and investment services agreements continue in effect for two years from initial approval and from year to year thereafter if approved annually by a vote of a majority of the directors of the applicable Company, including a majority of the directors who are not parties to an agreement or interested persons of any party to the agreement, cast in person at a meeting called for the purpose of voting on such approval, or by holders of a majority of the applicable Fund's outstanding voting securities. The agreements automatically terminate upon assignment as defined under the 1940 Act. The investment management agreements may be terminated without penalty on 60 days' notice at the option of either party to the respective contract or by vote of the holders of a majority of the outstanding voting securities of the applicable Fund. The investment subadvisory agreements may be terminated at any time without the payment of any penalty by the board of directors of the applicable Company or by vote of a majority of the outstanding voting securities of the applicable Fund, by HIFSCO upon written notice to Wellington Management, and, with respect to each applicable Fund, by Wellington Management upon 90 days' written notice to HIFSCO. The investment services agreements may be terminated at any time without the payment of any penalty by the board of directors of the applicable Company, or by vote of a majority of the outstanding voting securities of the applicable Fund, by

HIFSCO upon 60 days' notice to HIMCO and, with respect to each applicable Fund, by HIMCO upon 90 days' written notice to HIFSCO. The investment subadvisory agreements and investment services agreements also terminate automatically upon the termination of the corresponding investment management agreement.

      Each Fund, HIFSCO, HIMCO and Wellington Management have each adopted a code of ethics designed to protect the interests of each Fund's shareholders. Under each code of ethics, investment personnel are permitted to trade securities for their own account, including securities that may be purchased or held by a Fund, subject to a number of restrictions. Each code of ethics has been filed with the SEC and may be viewed by the public.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE


      The Companies have no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities. Subject to any policy established by each Company's board of directors and HIFSCO, HIMCO and Wellington Management, as applicable, are primarily responsible for the investment decisions of each Fund and the placing of its portfolio transactions. In placing orders, it is the policy of each Fund to obtain the most favorable net results, taking into account various factors, including price, dealer spread or commission, if any, size of the transaction and difficulty of execution. While HIMCO and Wellington Management generally seek reasonably competitive spreads or commissions, the Funds do not necessarily pay the lowest possible spread or commission. Upon instructions from HIFSCO, Wellington Management may direct certain brokerage transactions to broker/dealers who also sell shares of funds in the fund complex. Upon instructions from HIFSCO, Wellington Management may also direct certain brokerage transactions to broker/dealers that pay for certain other services used by the Funds.


      Although the rules of the National Association of Securities Dealers, Inc. ("NASD") prohibit its members from seeking orders for the execution of investment company portfolio transactions on the basis of their sales of investment company shares, under such rules, sales of investment company shares may be considered by the investment company as a factor in selecting brokers to effect portfolio transactions. Accordingly, some portfolio transactions are, subject to such rules and to obtaining best prices and executions, executed through dealers who sell shares of funds in the fund complex.

      HIMCO and Wellington Management generally deal directly with the dealers who make a market in the securities involved (unless better prices and execution are available elsewhere) if the securities are traded primarily in the over-the-counter market. Such dealers usually act as principals for their own account. On occasion, securities may be purchased directly from the issuer. In addition, HIMCO and Wellington Management may effect certain "riskless principal" transactions through certain dealers in the over-the-counter market under which "commissions" are paid on such transactions. Bonds and money market securities are generally traded on a net basis and do not normally involve either brokerage commissions or transfer taxes. Portfolio securities in the Money Market Fund normally are purchased directly from, or sold directly to, the issuer, an underwriter or market maker for the securities. There usually are no brokerage commissions paid by the Money Market Fund for such purchases or sales.


      While HIMCO and Wellington Management seek to obtain the most favorable net results in effecting transactions in a Fund's portfolio securities, broker-dealers who provide investment research to HIMCO or Wellington Management may receive orders for transactions from HIMCO or Wellington Management. Such research services ordinarily consist of assessments and analyses of the business or prospects of a company, industry, or economic sector. If, in the judgment of HIMCO or Wellington Management, a Fund will be benefited by such research services, HIMCO and Wellington Management are authorized to pay spreads or commissions to brokers or dealers furnishing such services which are in excess of spreads or commissions which another broker or dealer may charge for the same transaction. Information so received is in addition to and not in lieu of the services required that HIMCO and Wellington Management must perform under the investment advisory agreement or the investment subadvisory agreement. The expenses of HIMCO and Wellington Management are not necessarily reduced as a result of the receipt of such information. HIMCO and Wellington Management may use such research in providing investment advice to portfolios other than those for which the transactions are made. Similarly, the Funds may benefit from such research obtained by HIMCO and Wellington Management for portfolio transactions for other clients.

      Investment decisions for the Funds are made independently from those of any other clients that are managed by HIMCO, Wellington Management or their affiliates. If, however, accounts managed by HIMCO or Wellington Management are simultaneously engaged in the purchase of the same security, then, as authorized by the applicable Company's board of directors, available securities may be allocated to each Fund or other client account and may be averaged as to price in a manner determined by HIMCO or Wellington Management to be fair and equitable. Such allocation and pricing may affect the amount of brokerage commissions paid by each Fund. In some cases, this system might adversely affect the price paid by a Fund (for example, during periods of rapidly rising or falling interest rates) or limit the size of the position obtainable for a Fund (for example, in the case of a small issue). Likewise, if accounts managed by HIMCO or Wellington Management are simultaneously engaged in the sale of the same security, the same process may be followed with similar consequences.

      Accounts managed by HIMCO or Wellington Management (or their affiliates) may hold securities held by a Fund. Because of different investment objectives or other factors, a particular security may be purchased by HIMCO or Wellington Management for one client when one or more other clients are selling the same security.

      For the fiscal years ended October 31, 2002 and October 31, 2001, the ten months ended October 31, 2000, and the fiscal year ended December 31, 1999, the Hartford Funds paid the following brokerage commissions:


      FUND NAME                                      2002          2001         2000         1999
      ---------                                      ----          ----         ----         ----
      Advisers Fund                             $ 2,057,348   $ 1,506,817   $  857,253   $  803,957
      Capital Appreciation Fund                 $14,270,755   $10,619,918   $5,390,886   $3,338,606
      Dividend and Growth Fund                  $ 2,008,849   $ 1,140,662   $  535,852   $  507,956
      Focus Fund                                $   782,931   $   367,440           --           --
      Global Communications Fund                $    21,003   $    21,500           --           --
      Global Financial Services Fund            $    41,580   $    47,122           --           --
      Global Health Fund                        $   407,791   $   257,198   $  103,565           --
      Global Leaders Fund                       $ 4,698,707   $ 4,085,013   $2,456,905   $  333,147
      Global Technology Fund                    $   218,815   $   251,761   $   59,241           --
      Growth and Income Fund                    $   828,265   $   548,419   $  238,011   $   84,557
      High Yield Fund                                   N/A           N/A          N/A          N/A
      International Capital Appreciation Fund   $    57,858   $    13,226           --           --
      International Opportunities Fund          $   830,264   $   798,164   $  671,773   $  435,577
      International Small Company Fund          $    37,716   $    13,443           --           --
      MidCap Fund                               $ 3,383,003   $ 3,050,623   $1,117,977   $  317,948
      MidCap Value Fund                         $   242,039   $    56,266           --           --
      Money Market Fund                                 N/A           N/A          N/A          N/A
      Small Company Fund                        $ 1,625,245   $ 1,349,040   $  648,850   $  262,944
      Stock Fund                                $ 2,367,980   $ 1,978,395   $1,524,045   $1,152,055
      Total Return Bond Fund                            N/A           N/A          N/A          N/A
      Value Fund                                $    62,153   $    16,705           --           --


      In general, changes in the amount of brokerage commissions paid by a Fund are due primarily to that Fund's asset growth, cash flows and changes in portfolio turnover.

      For the fiscal year ended October 31, 2002, the two month period ended October 31, 2001 and the fiscal years ended August 31, 2001 and August 31, 2000, SmallCap Growth Fund, Growth Opportunities Fund, Value Opportunities Fund and Growth Fund paid the following brokerage commissions:

      FUND NAME                              2002           TWO MONTHS           2001                 2000
      ---------                              ----           ----------           ----                 ----
                                                          ENDED OCTOBER
                                                          -------------
                                                             31, 2001
                                                             --------
      Growth Fund                        $1,061,612          $122,366          $1,715,316          $2,155,861
      Growth Opportunities Fund          $3,677,546          $644,884          $3,638,113          $1,724,523
      SmallCap Growth Fund               $  268,086          $ 53,703          $  460,869          $  282,113
      Value Opportunities Fund           $   95,736          $ 20,069          $  215,435          $  334,190


      Tax-Free Minnesota Fund, Tax-Free National Fund and U.S. Government Securities Fund did not pay brokerage commissions during the last three fiscal years.

      Because the Income Fund, Inflation Plus Fund, Short Duration Fund, Tax-Free California Fund and Tax-Free New York Fund did not commence operations until October 31, 2002, there is no brokerage commission information available for the fiscal year ended October 31, 2002.

      In general, changes in the amount of brokerage commissions paid by a Fund are due primarily to that Fund's asset growth, cash flows and changes in portfolio turnover.

      The following table shows the dollar amount of brokerage commissions paid to firms that provided research and execution services and the approximate dollar amount of the transactions involved for the fiscal year ended October 31, 2002.


      FUND NAME                                        COMMISSIONS PAID TO              TOTAL AMOUNT OF TRANSACTION TO
      ---------                                        FIRMS FOR EXECUTION                  FIRMS FOR EXECUTION AND
                                                      AND RESEARCH SERVICES                    RESEARCH SERVICES
      Advisers Fund                                         $  191,916                             $128,287,499
      Capital Appreciation Fund                             $1,184,870                             $572,648,596
      Dividend and Growth Fund                              $  193,992                             $137,548,944
      Focus Fund                                            $   91,474                             $ 56,441,730
      Global Communications Fund                            $    3,571                             $  1,570,622
      Global Financial Services Fund                        $    3,176                             $  3,056,042
      Global Health Fund                                    $   29,402                             $ 31,971,414
      Global Leaders Fund                                   $  382,576                             $219,099,254
      Global Technology Fund                                $   18,295                             $  8,560,140
      Growth and Income Fund                                $   52,958                             $ 42,525,681
      Growth Fund                                           $   99,521                             $ 62,843,857
      Growth Opportunities Fund                             $  246,662                             $128,358,860
      International Capital Appreciation Fund               $    5,970                             $  2,751,351
      International Opportunities Fund                      $   99,487                             $ 48,599,499
      International Small Company Fund                      $    2,223                             $  1,259,265
      MidCap Fund                                           $   25,379                             $ 11,314,835
      MidCap Value Fund                                     $  151,673                             $ 85,809,604
      Small Company Fund                                    $  102,069                             $ 49,412,400
      SmallCap Growth Fund                                  $    8,237                             $  4,734,757
      Stock Fund                                            $  197,816                             $149,512,666
      Value Fund                                            $    8,601                             $  5,089,870
      Value Opportunities Fund                              $    8,173                             $  3,994,002


      Because the Income Fund, Inflation Plus Fund, Short Duration Fund, Tax-Free California Fund and Tax-Free New York Fund did not commence operations until October 31, 2002, there is no brokerage commission information available for the fiscal year ended October 31, 2002.

                                  FUND EXPENSES

      EXPENSES OF THE FUNDS Each Fund pays its own expenses including, without limitation: (1) expenses of maintaining the Fund and continuing its existence,
(2) registration of the Fund under the 1940 Act, (3) auditing, accounting and legal expenses, (4) taxes and interest, (5) governmental fees, (6) expenses of issue, sale, repurchase and redemption of Fund shares, (7) expenses of registering and qualifying the Fund and its shares under federal and state securities laws and of preparing and printing prospectuses for such purposes and for distributing the same to shareholders and investors, and fees and expenses of registering and maintaining registrations of the Fund and of the Fund's principal underwriter, if any, as broker-dealer or agent under state securities laws, (8) expenses of reports and notices to shareholders and of meetings of shareholders and proxy solicitations therefor, (9) expenses of reports to governmental officers and commissions, (10) insurance expenses, (11) association membership dues, (12) fees, expenses and disbursements of custodians for all services to the Fund, (13) fees, expenses and disbursements of transfer agents, dividend disbursing agents, shareholder servicing agents and registrars for all services to the Fund, (14) expenses for servicing shareholder accounts, (15) any direct charges to shareholders approved by the directors of the Fund, (16) compensation and expenses of directors of the Fund who are not "interested persons" of the Fund, and (17) such nonrecurring items as may arise, including expenses incurred in connection with litigation, proceedings and claims and the obligation of the Fund to indemnify its directors and officers with respect thereto.

                            DISTRIBUTION ARRANGEMENTS

GENERAL

      Hartford Investment Financial Services, LLC ("HIFSCO") serves as the principal underwriter for each Fund pursuant to Underwriting Agreements initially approved by the board of directors of each Company. HIFSCO is a registered broker-dealer and member of the NASD. Shares of each Fund are continuously offered and sold by selected broker-dealers who have selling agreements with HIFSCO. Except as discussed below under Distribution Plans, HIFSCO bears all the expenses of providing services pursuant to the Underwriting Agreements including the payment of the expenses relating to the distribution of prospectuses for sales purposes as well as any advertising or sales literature. The Underwriting Agreements continue in effect for two years from initial approval and for successive one-year periods thereafter, provided that each such continuance is specifically approved (1) by the vote of a majority of the directors of the applicable Company, including a majority of the directors who are not parties to the Underwriting Agreements or interested persons (as defined in the 1940 Act) of any such party, or (2) by the vote of a majority of the outstanding voting securities of a Fund. HIFSCO is not obligated to sell any specific amount of shares of any Fund.

      HIFSCO is authorized by the Companies to receive purchase and redemption orders on behalf of the Funds. HIFSCO is authorized to designate other intermediaries to receive purchase or redemption orders on the Funds' behalf. In these circumstances a Fund is deemed to have received a redemption or purchase order when an authorized broker or, if applicable, a broker's authorized designee receives the order. Such orders are priced at the applicable Fund's net asset value next computed, including any applicable sales charges, after they are received by the authorized brokers or the broker's authorized designee and accepted by the applicable Company.

      HIFSCO and its affiliates pay, out of their own assets, compensation to brokers, financial institutions and other persons for the sale and distribution of the Companies' shares and/or for the servicing of those shares. These payments ("Additional Payments") may be made to supplement sales concessions (commissions) reallowed to dealers and/or portfolio brokerage directed in recognition of the sale of Fund shares. These Additional Payments may take the form of: (1) "due diligence" payments for a broker's examination of the Funds and payments for providing extra employee training and information relating to the Funds, (2) "listing" fees for the placement of the Funds on a dealer's list of mutual funds available for purchase by its customers, (3) "finders" or "referral" fees for directing investors to the Funds, (4) "marketing support" fees for providing assistance in promoting the sale of the Funds' shares, and
(5) payments for the sale of shares and/or the maintenance of share balances. In addition, HIFSCO and its affiliates make Additional Payments for subaccounting, administrative and/or shareholder processing services that are in addition to the shareholder servicing and processing fees paid by the Funds. The

Additional Payments may be a specific dollar amount, may be based on the number of customer accounts maintained by a broker or financial institution, or may be based on a percentage of the value of shares sold to, or held by, customers of the brokers or financial institutions involved.


      Furthermore, and subject to NASD regulations, HIFSCO and its affiliates also may contribute to various non-cash and cash incentive arrangements to promote the sale of shares, as well as sponsor various educational programs, sales contests and/or promotions in which participants may receive prizes such as travel awards, merchandise and cash and/or investment research pertaining to particular securities and other financial instruments or to the securities and financial markets generally, educational information and related support materials and hardware and/or software. HIFSCO and its affiliates may also pay for the travel expenses, meals, lodging and entertainment of brokers or financial institutions and their salespersons and guests in connection with education, sales and promotional programs, subject to applicable NASD regulations. These programs, which may be different for different broker-dealers or financial institutions, will not change the price an investor will pay for shares or the amount that a fund will receive from such sale. For the fiscal year ended October 31, 2002, HIFSCO or its affiliates paid $18,833,341 in Additional Payments.


COMMISSIONS TO DEALERS

      The aggregate dollar amount of commissions received by HIFSCO for the sale of shares for the fiscal years ended October 31, 2002 and October 31, 2001, the ten months ended October 31, 2000, and the fiscal year ended December 31, 1999 is as follows:


  YEAR                      FRONT-END SALES         CDSC                  AMOUNT                AMOUNT
  ----                       COMMISSIONS            ----                 REALLOWED             RETAINED
                            ---------------                              ---------           ------------
2002
Class A                       $66,512,756          $1,366,578           $57,433,430          $10,445,904
Class B                               N/A          $9,930,248                    --           $9,930,248
Class C                        $8,896,856            $829,743            $8,896,857             $829,742
Class Y                               N/A                 N/A                   N/A                  N/A
Class H                               N/A            $301,406                   N/A             $301,406
Class L                          $739,540              $2,950              $627,460             $115,030
Class M                               N/A            $135,246                   N/A             $135,246
Class N                               N/A              $3,662                   N/A               $3,662
Class Z                               N/A                 N/A                   N/A                  N/A
Class E                           $82,630                $605               $72,320              $10,915
2001
Class A*                      $82,747,840          $   480,233          $72,041,777          $11,186,295
Class B*                              N/A          $ 5,878,879                   --          $ 5,878,879
Class C*                      $11,415,414          $   785,175          $11,411,953          $   788,636
Class Y                               N/A                  N/A                  N/A                  N/A
Class H                               N/A          $    23,066                   --          $    23,066
Class Z                               N/A                  N/A                  N/A                  N/A
Class E                       $    15,072                   --                  N/A          $    15,072
1/1/2000- 10/31/2000
Class A                       $61,417,835          $   108,419          $53,218,201          $ 8,301,054
Class B                               N/A          $ 4,403,326                   --                   --
Class C                       $11,312,832          $   486,126          $11,309,424          $   489,534
Class Y                               N/A                  N/A                  N/A                  N/A
1999
Class A                       $44,026,385                   --          $38,230,590          $ 5,795,795
Class B                               N/A          $ 4,171,347                   --          $ 4,171,347

  YEAR                      FRONT-END SALES         CDSC                  AMOUNT                AMOUNT
  ----                       COMMISSIONS            ----                 REALLOWED             RETAINED
                            ---------------                              ---------           ------------
Class C                       $ 8,492,615          $   327,446          $ 8,492,615          $   327,446
Class Y                               N/A                  N/A                  N/A                  N/A

*Includes amounts received by HIFSCO for the sale of Class A, B and C shares of the New Hartford Funds (redesignated as Class L, M and N shares, respectively, on February 19, 2002).

      In addition to the commissions paid by the New Hartford Funds to HIFSCO during the two-week period ended October 31, 2001, the New Hartford Funds paid the following commissions to their previous principal underwriter during the stated periods:


  YEAR                                FRONT-END SALES                           AMOUNT            AMOUNT
  ----                                  COMMISSIONS             CDSC           REALLOWED         RETAINED
                                      ---------------           ----           ---------         ---------
PERIOD ENDED 10/12/2001*
SmallCap Growth Fund                     $   44,415          $  4,428          $ 29,787          $  19,056
Growth Opportunities Fund                $  105,221          $ 10,873          $ 77,182          $  38,912
Value Opportunities Fund                 $   19,292          $  7,285          $ 13,849          $  12,728
Growth Fund                              $   60,093          $ 10,357          $ 38,763          $  31,687
Tax-Free Minnesota Fund                  $    1,210          $    879          $    747          $   1,342
Tax-Free National Fund                   $    2,537                --          $  1,738          $     799
U.S. Government Securities Fund          $   42,145          $  7,971          $ 31,372          $  18,744

9/1/2000-8/31/2001
SmallCap Growth Fund                     $  586,132          $ 83,899          $462,575          $ 207,456
Growth Opportunities Fund                $1,164,963          $127,764          $918,840          $ 373,887
Value Opportunities Fund                 $  157,612          $ 34,699          $121,605          $  70,706
Growth Fund                              $  586,944          $124,554          $492,195          $ 219,303

9/1/99-8/31/2000
SmallCap Growth Fund                     $1,065,848          $ 93,616          $821,681          $ 337,783
Growth Opportunities Fund                $1,234,877          $157,697          $985,687          $ 406,887
Value Opportunities Fund                 $  112,071          $ 42,517          $ 86,436          $  68,152
Growth Fund                              $  941,792          $151,749          $705,043          $ 388,498

9/1/98-8/31/99
SmallCap Growth Fund                     $  317,396          $ 98,713          $357,301          $  58,808
Growth Opportunities Fund                $  977,891          $170,331          $958,947          $ 189,275
Value Opportunities Fund                 $  119,797          $ 48,061          $138,913          $  28,945
Growth Fund                              $  817,382          $149,618          $796,179          $ 170,821

10/1/2000-9/30/2001
Tax-Free Minnesota Fund                  $   24,963          $  1,561          $ 40,178         ($  13,654)
Tax-Free National Fund                   $   44,979          $ 15,166          $ 40,305          $  19,840

10/1/99-9/30/2000
Tax-Free Minnesota Fund                  $   25,453          $ 17,584          $ 20,448          $  22,589
Tax-Free National Fund                   $   32,715          $ 30,706          $ 27,705          $  35,716

10/1/98-9/30/99
Tax-Free Minnesota Fund                  $   62,417          $  5,988          $ 59,806          $   8,599
Tax-Free National Fund                   $   54,780          $ 37,264          $ 81,262          $  10,782

  YEAR                                FRONT-END SALES                           AMOUNT            AMOUNT
  ----                                  COMMISSIONS             CDSC           REALLOWED         RETAINED
                                      ---------------           ----           ---------         ---------
8/1/2000-7/31/2001
U.S. Government Securities Fund          $  231,146          $ 34,203          $191,346          $  74,003

8/1/99-7/30/2000
U.S. Government Securities Fund          $  170,884          $ 52,063          $142,935          $  80,012

8/1/98-7/30/99
U.S. Government Securities Fund          $  303,326          $ 63,582          $277,941          $  88,967

*Period from 8/1/2001-10/12/2001 for U.S. Government Securities Fund; 9/1/2001-10/12/2001 for Tax-Free Minnesota Fund and Tax-Free National Fund; 10/1/2001-10/12/2001 for Small Cap Growth Fund, Growth Opportunities Fund, Value Opportunities Fund and Growth Fund.

      Generally commissions on sales of Class A shares are reallowed to broker-dealers as follows:


Funds other than High Yield Fund, Income Fund, Inflation Plus Fund, Money Market Fund, Short Duration Fund, Tax-Free-California Fund, Tax-Free Minnesota Fund, Tax-Free National Fund, Tax-Free New York Fund, Total Return Bond Fund and U.S. Government Securities Fund.


                                                        FRONT-END SALES      FRONT-END SALES
                                                          CHARGE AS A          CHARGE AS A        COMMISSION AS
                                                         PERCENTAGE OF        PERCENTAGE OF       PERCENTAGE OF
      AMOUNT OF PURCHASE                                OFFERING PRICE       AMOUNT INVESTED      OFFERING PRICE
      Less than $50,000                                       5.50%               5.82%               4.75%

      $50,000 or more but less than $100,000                  4.50%               4.71%               4.00%

      $100,000 or more but less than $250,000                 3.50%               3.63%               3.00%

      $250,000 or more but less than $500,000                 2.50%               2.56%               2.00%

      $500,000 or more but less than $1 million               2.00%               2.04%               1.75%

      $1 million or more(1)                                      0%                  0%                  0%


The High Yield Fund, Income Fund, Inflation Plus Fund, Tax-Free California Fund, Tax-Free Minnesota Fund, Tax-Free National Fund, Tax-Free New York Fund, Total Return Bond Fund and U.S. Government Securities Fund


                                                        FRONT-END SALES      FRONT-END SALES
                                                          CHARGE AS A          CHARGE AS A        COMMISSION AS
                                                         PERCENTAGE OF        PERCENTAGE OF       PERCENTAGE OF
      AMOUNT OF PURCHASE                                OFFERING PRICE       AMOUNT INVESTED      OFFERING PRICE

      Less than $50,000                                       4.50%               4.71%               3.75%

      $50,000 or more but less than $100,000                  4.00%               4.17%               3.50%

                                                        FRONT-END SALES      FRONT-END SALES
                                                          CHARGE AS A          CHARGE AS A        COMMISSION AS
                                                         PERCENTAGE OF        PERCENTAGE OF       PERCENTAGE OF
      AMOUNT OF PURCHASE                                OFFERING PRICE       AMOUNT INVESTED      OFFERING PRICE
      $100,000 or more but less than $250,000                 3.50%               3.63%               3.00%

      $250,000 or more but less than $500,000                 2.50%               2.56%               2.00%

      $500,000 or more but less than $1 million               2.00%               2.04%               1.75%

      $1 million or more(1)                                      0%                  0%                  0%

Short Duration Fund

                                                        FRONT-END SALES      FRONT-END SALES
                                                          CHARGE AS A          CHARGE AS A        COMMISSION AS
                                                         PERCENTAGE OF        PERCENTAGE OF       PERCENTAGE OF
      AMOUNT OF PURCHASE                                OFFERING PRICE       AMOUNT INVESTED      OFFERING PRICE
      Less than $50,000                                       3.00%               3.09%               2.50%

      $50,000 or more but less than $100,000                  2.50%               2.56%               2.00%

      $100,000 or more but less than $250,000                 2.25%               2.30%               1.75%

      $250,000 or more but less than $500,000                 1.75%               1.78%               1.25%

      $500,000 or more but less than $1 million               1.25%               1.27%               1.00%

      $1 million or more(1)                                      0%                  0%                  0%

      (1) Investments of $1 million or more in Class A shares may be made with no front-end sales charge. However, there is a contingent deferred sales charge
(CDSC) of 1% on any shares sold within 18 months of purchase. For purposes of this CDSC, all purchases made during a calendar month are counted as having been made on the first day of that month. The CDSC is based on the lesser of the original purchase cost or the current market value of the shares being sold and is not charged on shares you acquired by reinvesting your dividends and distributions. To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that are not subject to a CDSC.

      A front-end sales charge is not assessed on Class A shares of the Money Market Fund.

      HIFSCO may pay up to the entire amount of the sales commission to particular broker-dealers. HIFSCO also may pay dealers of record commissions on purchases over $1 million in an amount up to the sum of 1.0% of the first $4 million, plus 0.50% of the next $6 million, plus 0.25% of share purchases over $10 million. In addition, HIFSCO may provide compensation to dealers of record for certain shares purchased without a sales charge.

      HIFSCO pays commissions to dealers of up to 4% of the purchase price of Class B shares purchased through dealers and pays commissions to dealers of up to 2% of the purchase price of Class C shares purchased through dealers.

      HIFSCO's principal business address is 200 Hopmeadow Street, Simsbury, Connecticut 06070. HIFSCO was organized as a Delaware corporation on December 9, 1996 and is an indirect wholly-owned subsidiary of The Hartford.

DISTRIBUTION PLANS

      Each Company has adopted separate distribution plans (the "Plans") for Class A, Class B and Class C shares of each Fund, and The Hartford Mutual Funds II, Inc. has adopted separate Plans for Class L, Class M, Class N and Class H shares of each New Hartford Fund, pursuant to appropriate resolutions of the applicable Company's board of directors in accordance with the requirements of Rule 12b-1 under the 1940 Act and the requirements of the applicable rule of the NASD regarding asset-based sales charges.

CLASS A PLAN Pursuant to the Class A Plan, a Fund may compensate HIFSCO for its expenditures in financing any activity primarily intended to result in the sale of Fund shares and for maintenance and personal service provided to existing Class A shareholders. The expenses of a Fund pursuant to the Class A Plan are accrued on a fiscal year basis and may not exceed, with respect to the Class A shares of each Fund, the annual rate of 0.35% of the Fund's average daily net assets attributable to Class A shares. However, the Company's board of directors has currently authorized Rule 12b-1 payments of only up to 0.30% of each Fund's average daily net assets attributable to Class A shares. Up to 0.25% of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. In most cases, all of this fee is remitted to dealers who provide distribution or shareholder account services.

      CLASS B PLAN Pursuant to the Class B Plan, a Fund may pay HIFSCO a fee of up to 1.00% of the average daily net assets attributable to Class B shares, 0.75% of which is a fee for distribution financing activities and 0.25% of which is for shareholder account services. In most cases, all of such fees are remitted to dealers who assist in the distribution of Class B shares or provide maintenance and personal services to existing Class B shareholders. HIFSCO will advance to dealers the first-year service fee at a rate equal to 0.25% of the amount invested. As compensation for such advance, HIFSCO may retain the service fee paid by a Fund with respect to such shares for the first year after purchase. Dealers will become eligible for additional service fees with respect to such shares commencing in the thirteenth month following purchase. Brokers may from time to time be required to meet certain other criteria in order to receive service fees. HIFSCO or its affiliates are entitled to retain all service fees payable under the Class B Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HIFSCO or its affiliates for shareholder accounts. The Class B Plan also provides that HIFSCO will receive all contingent deferred sales charges attributable to Class B shares.

      CLASS C PLAN Pursuant to the Class C Plan, a Fund may pay HIFSCO a fee of up to 1.00% of the average daily net assets attributable to Class C shares, 0.75% of which is a fee for distribution financing activities and 0.25% of which is for shareholder account services. In most cases, all of such fees are remitted to dealers who assist in the distribution of Class C shares or provide maintenance and personal services to existing Class C shareholders. HIFSCO will advance to dealers the first-year service fee at a rate equal to 0.25% of the amount invested. As compensation for such advance, HIFSCO may retain the service fee paid by a Fund with respect to such shares for the first year after purchase. Dealers will become eligible for additional service fees with respect to such shares commencing in the thirteenth month following purchase. Brokers may from time to time be required to meet certain other criteria in order to receive service fees. HIFSCO or its affiliates are entitled to retain all service fees payable under the Class C Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HIFSCO or its affiliates for shareholder accounts. The Class C Plan also provides that HIFSCO will receive all contingent deferred sales charges attributable to Class C shares.

      CLASS L PLAN Pursuant to the Class L Plan, a Fund may pay HIFSCO a total fee in connection with the servicing of shareholder accounts and distribution-related services attributable to Class L shares. This fee is calculated and payable monthly and, with the exception of SmallCap Growth Fund, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class L shares. With regard to SmallCap Growth Fund, the annual rate is 0.45% of average daily net assets. The entire fee will be used for distribution-related expenses.

      CLASS H PLAN Pursuant to the Class H Plan, a Fund may pay HIFSCO a total fee in connection with the servicing of shareholder accounts and distribution-related services attributable to Class H shares, calculated and payable monthly at the annual rate of 1.00% of the average daily net assets of Class H shares. Of this total fee, 0.75% is used for distribution financing activities and 0.25% is used for shareholder account services.

      CLASS M PLAN Pursuant to the Class M Plan, a Fund may pay HIFSCO a total fee in connection with the servicing of shareholder accounts and distribution-related services attributable to Class M shares, calculated and payable monthly at the annual rate of 1.00% of the average daily net assets of Class M shares. Of this total fee, 0.75% is used for distribution financing activities and 0.25% is used for shareholder account services.

      CLASS N PLAN Pursuant to the Class N Plan, a Fund may pay HIFSCO a total fee in connection with the servicing of shareholder accounts and distribution-related services attributable to Class N shares, calculated and payable monthly at the annual rate of 1.00% of the average daily net assets of Class N shares. Of this total fee, 0.75% is used for distribution financing activities and 0.25% is used for shareholder account services.

      GENERAL Distribution fees paid to HIFSCO may be spent on any activities or expenses primarily intended to result in the sale of the applicable Company's shares including: (a) payment of initial and ongoing commissions and other compensation payments to brokers, dealers, financial institutions or others who sell each Fund's shares, (b) compensation to employees of HIFSCO, (c) compensation to and expenses, including overhead such as communications and telephone, training, supplies, photocopying and similar types of expenses, of HIFSCO incurred in the printing and mailing or other dissemination of all prospectuses and statements of additional information, (d) the costs of preparation, printing and mailing of reports used for sales literature and related expenses, i.e., advertisements and sales literature, and (e) other distribution-related expenses and for the provision of personal service and/or the maintenance of shareholder accounts. These plans are considered compensation type plans which means that the Funds pay HIFSCO the entire fee regardless of HIFSCO's expenditures.

      In accordance with the terms of the Plans, HIFSCO provides to each Fund, for review by the applicable Company's board of directors, a quarterly written report of the amounts expended under the respective Plans and the purpose for which such expenditures were made. In the board of directors' quarterly review of the Plans, they review the level of compensation the Plans provide in considering the continued appropriateness of the Plans.

      The Plans were adopted by a majority vote of the board of directors of the applicable Company, including at least a majority of directors who are not, and were not at the time they voted, interested persons of the applicable Funds as defined in the 1940 Act and do not and did not have any direct or indirect financial interest in the operation of the Plans, cast in person at a meeting called for the purpose of voting on the Plans. In approving the Plans, the directors identified and considered a number of potential benefits which the Plans may provide including the potential to increase assets in order to benefit from economies of scale. The board of directors of the applicable Company believes that there is a reasonable likelihood that the Plans will benefit each applicable Fund and its current and future shareholders. Under their terms, the Plans remain in effect from year to year provided such continuance is approved annually by vote of the directors of the applicable board in the manner described above. The Plans may not be amended to increase materially the amount to be spent for distribution without approval of the shareholders of the Fund affected thereby, and material amendments to the Plans must also be approved by the applicable board of directors in the manner described above. A Plan may be terminated at any time, without payment of any penalty, by vote of the majority of the directors of the applicable board who are not interested persons of the Funds and have no direct or indirect financial interest in the operations of the Plan, or by a vote of a "majority of the outstanding voting securities" of the Fund affected thereby. A Plan will automatically terminate in the event of its assignment.

      For the fiscal year ended October 31, 2002, the Hartford Funds paid the 12b-1 fees listed below. The fees were used primarily for compensating dealers and other distribution-related services.


      FUND NAME                                        CLASS A            CLASS B            CLASS C
      ---------                                        -------            -------            -------
      Advisers Fund                                  $ 4,860,613        $ 4,607,453        $ 4,508,784

      FUND NAME                                        CLASS A            CLASS B            CLASS C
      ---------                                        -------            -------            -------
      Capital Appreciation Fund                      $10,699,609        $17,334,327        $16,649,494
      Dividend and Growth Fund                       $ 5,711,713        $ 3,678,665        $ 3,569,102
      Focus Fund                                     $   422,660        $   392,837        $   438,575
      Global Communications Fund                     $    24,517        $    31,560        $    23,946
      Global Financial Services Fund                 $    40,356        $    81,834        $    64,980
      Global Health Fund                             $   749,195        $ 1,077,414        $   768,173
      Global Leaders Fund                            $ 2,332,081        $   502,365        $   426,868
      Global Technology Fund                         $   114,080        $   158,082        $   112,509
      Growth and Income Fund                         $   888,855        $   447,293        $   353,967
      Growth Fund                                    $    88,381        $   104,785        $    71,985
      Growth Opportunities Fund                      $    70,985        $    66,528        $    44,319
      High Yield Fund                                $   600,867        $   653,764        $ 1,007,301
      International Capital Appreciation Fund        $   132,734        $    48,221        $    34,115
      International Opportunities Fund               $ 1,795,410        $   115,443        $   354,201
      International Small Company Fund               $   142,538        $    31,548        $    26,558
      MidCap Fund                                    $ 3,094,816        $ 3,030,130        $ 3,004,430
      MidCap Value Fund                              $ 1,179,035        $ 1,081,069        $ 1,251,741
      Money Market Fund                              $ 3,256,720        $   635,855        $   488,988
      Small Company Fund                             $   406,637        $   505,396        $   457,203
      SmallCap Growth Fund                           $    69,291        $   118,257        $    93,788
      Stock Fund                                     $ 3,629,183        $ 3,053,053        $ 2,962,714
      Tax-Free Minnesota Fund                        $    32,698        $    23,377        $    22,689
      Tax-Free National Fund                         $   113,703        $   110,712        $   131,512
      Total Return Bond Fund                         $ 1,898,219        $ 1,477,101        $ 2,085,796
      U.S. Government Securities Fund                $   489,954        $   534,794        $   620,532
      Value Fund                                     $   310,033        $   204,567        $   254,513
      Value Opportunities Fund                       $    44,676        $    32,575        $    33,867



FUND NAME                                               CLASS L           CLASS M            CLASS N           CLASS H
---------                                               -------           -------            -------           -------
Growth Fund                                          $   549,587        $   156,824        $    77,055        $163,198
Growth Opportunities Fund                            $   857,148        $   174,119        $    76,821        $297,861
SmallCap Growth Fund                                 $   392,287        $   126,296        $    86,485        $161,271
Tax-Free Minnesota Fund                              $    55,856        $    45,509        $    45,778        $ 43,636
Tax-Free National Fund                               $    56,885        $    46,247        $    51,010        $ 45,449
U.S. Government Securities Fund                      $   373,878        $    77,969        $    51,110        $ 54,843
Value Opportunities Fund                             $   149,897        $    84,480        $    56,365        $ 74,782


Because the Income Fund, Inflation Plus Fund, Short Duration Fund, Tax-Free California Fund and Tax-Free New York Fund did not commence operations until October 31, 2002, there is no information regarding 12b-1 fees paid by these funds for the fiscal year ended October 31, 2002.

                        PURCHASE AND REDEMPTION OF SHARES

      For information regarding the purchase of Fund shares, see "About Your Account -- Buying Shares" in the Funds' prospectuses.

      For a description of how a shareholder may have a Fund redeem his/her shares, or how he/she may sell shares, see "About Your Account -- Selling Shares" in the Funds' prospectuses.

      ADDITIONAL EXEMPTIONS FROM SALES CHARGE FOR NEW HARTFORD FUNDS In addition to the exemptions described in the funds' prospectus, the following shareholders of the New Hartford Funds who were invested in Class L or Class E shares of a particular New Hartford Fund on February 19, 2002 and who remain invested in that particular fund and class are exempt from the sales charge for subsequent purchases in that same fund and class:

- The Hartford, Wellington Management or their affiliates and the following persons associated with such companies, if all account owners fit this description: (1) officers and directors; (2) employees or sales representatives (including agencies and their employees); (3) spouses/domestic partners of any such persons; or (4) any of such persons' children, grandchildren, parents, grandparents, or siblings or spouses/domestic partners of any of these persons. (All such persons may continue to add to their account even after their company relationships have ended);

- Fund directors, officers, or their spouses/domestic partners (or such persons' children, grandchildren, parents, or grandparents--or spouses/domestic partners of any such persons), if all account owners fit this description;

- Representatives or employees (or their spouses) of Woodbury Financial Services, Inc. ("Woodbury Financial"), formerly Fortis Investors, Inc. (including agencies) or of other broker-dealers having a sales agreement with Woodbury Financial (or such persons' children, grandchildren, parents, or grandparents--or spouses of any such persons), if all account owners fit this description;

-     Selling brokers and their employees and sales representatives;

- Financial representatives utilizing fund shares in fee-based investment products under a signed agreement with the funds;

- Pension, profit-sharing, and other retirement plans of directors, officers, employees, representatives, and other relatives and affiliates (as set forth in the preceding three paragraphs) of the Funds, Fortis, Inc., and broker-dealers (and certain affiliated companies) having a sales agreement with Investors and purchases with the proceeds from such plans upon the retirement or employment termination of such persons;

- Participants in certain retirement plans not administered by Hartford Life Insurance Company or an affiliate with at least 100 eligible employees or if the total amount invested is $500,000 or more. (A 1% CDSC applies if redeemed within 18 months. This fee may be waived if the distributor does not compensate the broker for the sale.)

-     Registered investment companies;

- Shareholders of unrelated mutual funds with front-end and/or deferred sales loads, to the extent that the purchase price of such Fund shares is funded by the proceeds from the redemption of shares of any such unrelated mutual fund (within 60 days of the purchase of Fund shares), provided that the shareholder's application so specifies and is accompanied either by the redemption check of such unrelated mutual fund (or a copy of the check) or a copy of the confirmation statement showing the redemption. Similarly, anyone who is or has been the owner of a fixed annuity contract not deemed a security under the securities laws who wishes to surrender such contract and invest the proceeds in a Fund, to the extent that the purchase price of such Fund shares is funded by the proceeds from the surrender of the contract (within 60 days of the purchase of Fund shares), provided that such owner's application so specifies and is accompanied either by the insurance company's check (or a copy of the check) or a copy of the insurance company surrender form. From time to time, Woodbury Financial may pay commissions to broker-dealers and registered representatives on transfers from mutual funds or annuities as described above;

- Purchases by employees (including their spouses and dependent children) of banks and other financial institutions that provide referral and administrative services related to order placement and payment to facilitate transactions in shares of the Fund for their clients pursuant to a sales or servicing agreement with

      Woodbury Financial; provided, however, that only those employees of such banks and other firms who as a part of their usual duties provide such services related to such transactions in Fund shares shall qualify;

- Commercial banks offering self directed 401(k) programs containing both pooled and individual investment options may purchase Fund shares for such programs at a reduced sales charge of 2.5% on sales of less than $500,000. For sales of $500,000 or more, normal sales charges apply;

- Registered investment advisers, trust companies, and bank trust departments exercising discretionary investment authority or using a money management/mutual fund "wrap" program with respect to the money to be invested in the Fund, provided that the investment adviser, trust company or trust department provides HIFSCO with evidence of such authority or the existence of such a wrap program with respect to the money invested;

- Accounts which were in existence and entitled to purchase shares of the applicable Carnegie Series without a sales charge at the time of the effectiveness of the acquisition of its assets by Fortis Asset Allocation Portfolio, Fortis Value Fund, Fortis Growth & Income Fund, Fortis Capital Fund, Fortis Growth Fund and Fortis Capital Appreciation Fund;

- With respect to U.S. Government Securities Fund only, (1) officers, directors, and employees of Empire of America Advisory Services, Inc., the investment advisor of Pathfinder Fund; and (2) accounts which were in existence and entitled to purchase shares of Pathfinder Fund without a sales charge at the time of the effectiveness of the acquisition of its assets by Fortis U.S. Government Securities Fund.

- One or more members of a group (including spouses and dependent children) of at least 100 persons engaged, or previously engaged in a common business, profession, civic or charitable endeavor or other activity. (A 1% CDSC applies if redeemed within 18 months. This fee may be waived if the distributor does not compensate the broker for the sale.)

      In addition, the following shareholders owning Class Z shares of Growth Opportunities Fund on February 19, 2002 who remain invested in Class Z shares of the fund are exempt from the sales charge for subsequent purchases of Class Z shares:

- The Hartford, Wellington Management or their affiliates and the following persons associated with such companies, if all account owners fit this description: (1) officers and directors; (2) employees or sales representatives (including agencies and their employees); (3) spouses/domestic partners of any such persons; or (4) any of such persons' children, grandchildren, parents, grandparents, or siblings or spouses/domestic partners of any of these persons. (All such persons may continue to add to their account even after their company relationships have ended);

- Fund directors, officers, or their spouses/domestic partners (or such persons' children, grandchildren, parents, or grandparents--or spouses/domestic partners of any such persons), if all account owners fit this description;

- Representatives of HIFSCO (including agencies) or their spouses; or such persons' children, grandchildren, parents or grandparents, or spouses of any such persons), if all account owners fit this description;

- Pension, profit-sharing and other retirement plans created for the benefit of any of the above persons;

-     Accounts which were exchanged from Special Portfolios, Inc., Stock
      Portfolio.

      RIGHTS OF ACCUMULATION Each Fund offers to all qualifying investors rights of accumulation under which investors are permitted to purchase Class A and Class L shares of any Funds of the Companies at the price applicable to the total of (a) the dollar amount then being purchased plus (b) an amount equal to the then current net asset value of the purchaser's holdings of all shares of any Funds of the Companies and the current account value of certain annuity or variable life contracts issued by affiliates of The Hartford. These contracts currently include variable annuities and variable life insurance products where at least one Hartford-sponsored fund (other than a money market fund) is offered and the following fixed annuities: CRC, Saver, Saver Bonus and Harvester. The insurance contract must be owned by a natural person (not part of a group product). For purposes of the rights of accumulation program, the purchaser may include all shares owned by family members. A family member is a spouse, parent, grandparent, child, grandchild, brother, sister, step-family members and in-laws. Acceptance of the purchase order is subject to confirmation of qualification. The rights of accumulation may be amended or terminated at any time as to subsequent purchases. Hartford Administrative Services Company ("HASCO"), the Companies' transfer agent, must be notified by you or your broker each time a qualifying purchase is made.

      LETTER OF INTENT Any person may qualify for a reduced sales charge on purchases of Class A shares made within a thirteen-month period pursuant to a Letter of Intent ("LOI"). Class A shares acquired through the reinvestment of distributions do not constitute purchases for purposes of the LOI. A Class A shareholder may include, as an accumulation credit towards the completion of such LOI, the value of all shares of all Funds of the Companies owned by the shareholder. Such value is determined based on the public offering price on the date of the LOI. During the term of an LOI, HASCO will hold shares in escrow to secure payment of the higher sales charge applicable for shares actually purchased if the indicated amount on the LOI is not purchased. Dividends and capital gains will be paid on all escrowed shares and these shares will be released when the amount indicated on the LOI has been purchased. An LOI does not obligate the investor to buy or the Fund to sell the indicated amount of the LOI. If a Class A shareholder exceeds the specified amount of the LOI and reaches an amount which would qualify for a further quantity discount, a retroactive price adjustment will be made at the time of the expiration of the LOI. The resulting difference in offering price will purchase additional Class A shares for the shareholder's account at the applicable offering price. If the specified amount of the LOI is not purchased, the shareholder shall remit to HASCO an amount equal to the difference between the sales charge paid and the sales charge that would have been paid had the aggregate purchases been made at a single time. If the Class A shareholder does not within twenty days after a written request by HASCO pay such difference in sales charge, HASCO will redeem an appropriate number of escrowed shares in order to realize such difference. The LOI may be backdated up to 90 days. Additional information about the terms of the LOI are available from your registered representative or from HASCO at 1-888-843-7824.

      SYSTEMATIC WITHDRAWAL PLAN The Systematic Withdrawal Plan ("SWP") is designed to provide a convenient method of receiving fixed payments at regular intervals only from Class A shares and Money Market Fund shares not subject to a CDSC (except as noted below) of a Fund deposited by the applicant under this SWP. The applicant must deposit or purchase for deposit shares of the Fund having a total value of not less than $5,000. Periodic checks of $50 per Fund or more will be sent to the applicant, or any person designated by him, monthly or quarterly.

      Any income dividends or capital gains distributions on shares under the SWP will be credited to the SWP account on the payment date in full and fractional shares at the net asset value per share in effect on the record date.

      SWP payments are made from the proceeds of the redemption of shares deposited in a SWP account. Redemptions are potentially taxable transactions to shareholders. To the extent that such redemptions for periodic withdrawals exceed dividend income reinvested in the SWP account, such redemptions will reduce and may ultimately exhaust the number of shares deposited in the SWP account. In addition, the amounts received by a shareholder cannot be considered as an actual yield or income on his or her investment because part of such payments may be a return of his or her capital.

      The SWP may be terminated at any time (1) by written notice to the Fund or from the Fund to the shareholder, (2) upon receipt by the Fund of appropriate evidence of the shareholder's death, or (3) when all shares under the SWP have been redeemed. The fees of the Fund for maintaining SWPs are paid by the Fund.

      SPECIAL REDEMPTIONS Although it would not normally do so, each Fund has the right to pay the redemption price of shares of the Fund in whole or in part in portfolio securities as prescribed by the applicable Company's directors. When the shareholder sells portfolio securities received in this fashion, he would incur a brokerage charge. Any such securities would be valued for the purposes of making such payment at the same value as used in determining net asset value. The Funds have elected to be governed by Rule 18f-1 under the 1940 Act, pursuant to which each Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the applicable Fund during any 90-day period for any one account.

      DEFERRED SALES CHARGE ON CLASS A, CLASS B, CLASS C, CLASS H, CLASS M AND CLASS N SHARES Investments in Class B, Class H, Class M and Class N shares are purchased at net asset value per share without the imposition of an initial sales charge so that the Fund will receive the full amount of the purchase payment.

      Class B, Class H and Class M shares which are redeemed within six years of purchase, and Class C and Class N shares, which are redeemed within one year of purchase, are subject to a CDSC at the rates set forth in the prospectuses as a percentage of the dollar amount subject to the CDSC. The charge is assessed on an amount equal to the lesser of the current market value or the original purchase cost of the Class B, Class C, Class H, Class M or Class N shares being redeemed. No CDSC is imposed on increases in account value above the initial purchase prices, including all shares derived from reinvestment of dividends or capital gains distributions.

      The amount of the CDSC, if any, varies depending on the number of years from the time of payment for the purchase of Class B and Class M shares until the time of redemption of such shares. Solely for purposes of determining this number of years from the time of any payment for the purchases of Class B, Class H and Class M shares, all payments during a month will be aggregated and deemed to have been made on the first day of the month.

      In determining whether a CDSC applies to a redemption, the calculation is determined in a manner that results in the lowest possible rate being charged. To determine whether a CDSC applies, the fund redeems shares in the following order: (1) shares acquired through reinvestment of dividends and capital gains distributions, (2) Class B, Class H and Class M shares held for over 6 years or Class C and Class N shares held over 1 year, (3) shares representing an increase over the original purchase cost, and (4) Class B, Class H and Class M shares held the longest during the six-year period.

      When requesting a redemption for a specific dollar amount, please indicate if you require the proceeds to equal the dollar amount requested. If not indicated, only the specified dollar amount will be redeemed from your account and the proceeds will be less any applicable CDSC.

      Proceeds from the CDSC are paid to the distributor and are used in whole or in part by the Funds to defray its expenses related to providing distribution-related services to the Fund in connection with the sale of the Class B, Class C, Class H, Class M and Class N shares, such as the payment of compensation to select selling brokers for selling these classes of shares. The combination of the CDSC and the distribution and service fees facilitates the ability of the applicable Fund to sell the Class B, Class H, Class M and Class N shares without a sales charge being deducted, and to sell Class C shares with a 1% sales charge, at the time of the purchase.

      The CDSC will be waived on redemptions of Class B, Class C, Class H, Class M and Class N shares and of Class A shares that are subject to the CDSC in the following cases:

      - to make SWP payments that are limited annually to no more than 12% of the value of the account at the time the plan is initiated,

      -     because of shareholder death or disability,

      -     because of the death or disability of the grantor of a living trust,

      - under reorganization, liquidation, merger or acquisition transactions involving other investment companies, and

      -     for retirement plans under the following circumstances:

            (1)   to return excess contributions,

            (2)   hardship withdrawals as defined in the plan,

            (3) under a Qualified Domestic Relations Order as defined in the Internal Revenue Code,

            (4) to meet minimum distribution requirements under the Internal Revenue Code,

            (5) to make "substantially equal payments" as described in Section 72(t) of the Internal Revenue Code, and

            (6)   after separation from service.

SUSPENSION OF REDEMPTIONS


      A Fund may not suspend a shareholder's right of redemption, or postpone payment for a redemption for more than seven days, unless the New York Stock Exchange (NYSE) is closed for other than customary weekends or holidays, or trading on the NYSE is restricted, or for any period during which an emergency exists as a result of which (1) disposal by a Fund of securities owned by it is not reasonably practicable, or (2) it is not reasonably practicable for a Fund to fairly determine the value of its assets, or for such other periods as the SEC may permit for the protection of investors.


                        DETERMINATION OF NET ASSET VALUE

      The net asset value of the shares of all classes of each Fund is determined by Hartford Life in the manner described in the Funds' prospectuses. The Funds are closed for business and do not price their shares on the following business holidays: New Year's Day, Martin Luther King Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, Christmas Day and other holidays observed by the NYSE. Securities held by each Fund other than the Money Market Fund will be valued as follows: debt securities (other than short-term obligations) are valued on the basis of valuations furnished by an unaffiliated pricing service which determines valuations for normal institutional size trading units of debt securities. Short-term securities held in the Money Market Fund are valued at amortized cost, which approximates market value. All other Funds' debt investments with a maturity of 60 days or less are valued at amortized cost, which approximates market value. Short-term investments with a maturity of more than 60 days when purchased are valued based on market quotations until the remaining days to maturity become less than 61 days. From such time until maturity, the investments are valued at amortized cost.

      Equity securities are valued at the last sales price reported on principal securities exchanges (domestic or foreign) on which they are traded. If no sale took place on a particular day and in the case of certain equity securities traded over-the-counter, then such securities are valued at the mean between the bid and asked prices. Securities quoted in foreign currencies are translated into U.S. dollars at the exchange rate at the end of the reporting period. Options are valued at the last sales price; if no sale took place on a particular day, then options are valued at the mean between the bid and asked prices. Securities for which market quotations are not readily available and all other assets are valued in good faith at fair value by, or under guidelines established by, the Funds' board of directors.

      Under the amortized cost method of valuation, an instrument is valued at cost and the interest payable at maturity upon the instrument is accrued as income, on a daily basis, over the remaining life of the instrument. Neither the amount of daily income nor the net asset value is affected by unrealized appreciation or depreciation of the portfolio's investments assuming the instrument's obligation is paid in full on maturity.

      The amortized cost method of valuation permits the Money Market Fund to maintain a stable $1.00 net asset value per share. The board of directors of The Hartford Mutual Funds, Inc. periodically reviews the extent of any deviation from the $1.00 per share value that would occur if a method of valuation based on market prices and estimates were used. In the event such a deviation would exceed one-half of one percent, the board of directors will promptly consider any action that reasonably should be initiated to eliminate or reduce material dilution or other unfair results to shareholders. Such action may include selling portfolio securities prior to maturity, not declaring earned income dividends, valuing portfolio securities on the basis of current market prices, if available, or, if not available, at fair market value as determined in good faith by the board of directors, and (considered highly unlikely by management of the Company) redemption of shares in kind (i.e., portfolio securities). In periods of declining interest rates, the indicated daily yield on shares of the portfolio computed using amortized cost may tend to be higher than a similar computation made using a method of valuation based upon market prices and estimates. In periods of rising interest rates, the indicated daily yield on shares of the portfolio computed using amortized cost may tend to be lower than a similar computation made using a method of valuation based upon market prices and estimates.

      A Fund's maximum offering price per Class A, Class E and Class L shares is determined by adding the maximum sales charge to the net asset value per share. A Fund's offering price per Class C share is determined by adding the initial sales charge to the net asset value per share. Class B, Class H, Class M, Class N, Class Y and Class Z shares and the Class A shares of the Money Market Fund are (or, in the case of Class Y shares for the Income Fund, Inflation Plus Fund, Short Duration Fund, Tax-Free California Fund and Tax-Free New York Fund, will
be) offered at net asset value without the imposition of an initial sales charge.

                        CAPITALIZATION AND VOTING RIGHTS


      The Hartford Mutual Funds, Inc. was incorporated in Maryland on March 21, 1996. The authorized capital stock of the Company consists of 12.5 billion shares of common stock, par value $0.001 per share ("Common Stock"). The shares of Common Stock are divided into twenty-seven series: Advisers Fund (760,000,000 shares); Capital Appreciation Fund (620,000,000 shares); Dividend and Growth Fund (500,000,000 shares); Focus Fund (300,000,000 shares); Focus Growth Fund (300,000,000 shares); Global Communications Fund (300,000,000 shares); Global Financial Services Fund (300,000,000 shares); Global Health Fund (300,000,000 shares); Global Leaders Fund (300,000,000 shares); Global Technology Fund (300,000,000 shares); Growth and Income Fund (300,000,000 shares); High Yield Fund (300,000,000 shares); Income Fund (300,000,000 shares); Inflation Plus Fund (300,000,000 shares); International Capital Appreciation Fund (300,000,000 shares); International Opportunities Fund (300,000,000 shares); International Small Company Fund (300,000,000 shares); MidCap Fund (360,000,000 shares); MidCap Value Fund (300,000,000 shares); Money Market Fund (2,700,000,000 shares); Short Duration Fund (300,000,000 shares); Small Company Fund (300,000,000 shares); Stock Fund (300,000,000 shares); Tax-Free California Fund (300,000,000 shares); Tax-Free New York Fund (300,000,000 shares); Total Return Bond Fund (300,000,000 shares) and Value Fund (300,000,000 shares).



      The Hartford Mutual Funds II, Inc. was incorporated in Maryland on March 23, 2001. The New Hartford Funds became investment portfolios of the Company pursuant to a reorganization effected November 30, 2001. Prior to the reorganization, the New Hartford Funds were organized as Minnesota corporations or portfolios of Minnesota corporations. The authorized capital stock of the Company consists of 140 billion shares of common stock, par value $0.0001 per share ("Common Stock"). The shares of Common Stock are divided into the following seven series: Growth Fund (21,000,000,000), Growth Opportunities Fund (19,250,000,000), SmallCap Growth Fund (21,000,000,000), Tax-Free Minnesota Fund (19,250,000,000), Tax-Free National Fund (19,250,000,000), U.S. Government
Securities Fund (19,250,000,000) and Value Opportunities Fund (21,000,000,000).


      The board of directors of each Company may reclassify authorized shares to increase or decrease the allocation of shares among the series described above or to add any new series to the applicable Fund. Each Company's board of directors is also authorized, from time to time and without further shareholder approval, to authorize additional shares and to classify and reclassify existing and new series into one or more classes. Accordingly, the directors of each Company have authorized the issuance of four classes of shares of each of the Funds designated in each instance as Class A, Class B, Class C and Class Y shares. Class Y shares for the Income Fund, Inflation Plus Fund, Short Duration Fund, Tax-Free California Fund and Tax-Free New York Fund are not currently available. In addition, the directors of the New Hartford Funds have authorized the issuance of Class H, Class L, Class M and Class N shares for each of the New Hartford Funds, Class E shares for Tax-Free Minnesota Fund, Tax-Free National Fund and U.S. Government Securities Fund, and Class Z shares for Growth Opportunities Fund. Class L, Class M and Class N shares of the New Hartford Funds were formerly known as Fortis Class A, Fortis Class B and Fortis Class C shares, respectively.

      Each issued and outstanding share is entitled to participate equally in dividends and distributions declared by the respective Fund and, upon liquidation or dissolution, in the net assets of such Fund remaining after satisfaction of outstanding liabilities. The shares of each series, and each class within each series, are, when issued, fully paid and non-assessable. Such shares have no preemptive or conversion rights and are freely transferable.

      As investment companies incorporated in Maryland, the Companies are not required to hold routine annual shareholder meetings. Meetings of shareholders will be called whenever one or more of the following is required to be acted upon by shareholders pursuant to the 1940 Act: (1) election of directors, (2) approval of an investment management agreement or sub-advisory agreement, or (3) ratification of the selection of the Companies' independent accountants.

      Shares of common stock have equal voting rights (regardless of the net asset value per share). Shares do not have cumulative voting rights. Accordingly, the holders of more than 50% of the shares of each Company voting for the election of directors can elect all of the directors if they choose to do so, and in such an event, the holders of the remaining shares would not be able to elect any directors. Although directors are not elected annually, shareholders have the right to remove one or more directors. When required by law, if the holders of 25% or more of either Company's outstanding shares request it in writing, a meeting of that particular Company's shareholders will be held to approve or disapprove the removal of director or directors.

      Matters in which the interests of all the Funds of a Company are substantially identical (such as the election of directors or the ratification of the selection of the independent accountants) are voted on by all shareholders of the Company without regard to the separate Funds. Matters that affect all or several Funds, but where the interests of the Funds are not substantially identical (such as approval of an investment management agreement) are voted on separately by the shareholders of each Fund for their Fund. Matters that affect only one Fund (such as a change in its fundamental policies) are voted on separately for the Fund by the shareholders of that Fund. Likewise, matters that affect only one class of shares of a Fund (such as approval of a plan of distribution) are voted on separately for that class by the holders of shares of that class.

                             INVESTMENT PERFORMANCE

MONEY MARKET FUND

      In accordance with regulations prescribed by the SEC, The Hartford Mutual Funds, Inc. is required to compute the Money Market Fund's current annualized yield for a seven-day period in a manner which does not take into consideration any realized or unrealized gains or losses on its portfolio securities. This current annualized yield is computed by determining the net change (exclusive of realized gains and losses on the sale of securities and unrealized appreciation and depreciation) in the value of a hypothetical account having a balance of one share of the Money Market Fund at the beginning of such seven-day period, dividing such net change in account value by the value of the account at the beginning of the period to determine the base period return and annualizing this quotient on a 365-day basis.

      The SEC also permits The Hartford Mutual Funds, Inc. to disclose the effective yield of the Money Market Fund for the same seven-day period, determined on a compounded basis. The effective yield is calculated by compounding the unannualized base period return by adding one to the base period return, raising the sum to a power equal to 365 divided by 7, and subtracting one from the result.

      For the seven-day period ending October 31, 2002, the Money Market Fund's annualized yield for Class A, Class B, Class C and Class Y shares was 0.73%, 0.10%, 0.06% and 0.98% respectively. For the same period, the effective yield for Class A, Class B, Class C and Class Y shares was 0.73%, 0.10%, 0.06% and 0.99% respectively.


      The yield on amounts held in the Money Market Fund normally will fluctuate on a daily basis. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. The Money Market Fund's actual yield is affected by changes in interest rates on money market securities, average portfolio maturity of the Money Market Fund, the types and quality of portfolio securities held by the Money Market Fund, any defaults by issuers of instruments held by the Money Market Fund and its operating expenses.

OTHER FUNDS

      STANDARDIZED AVERAGE ANNUAL TOTAL RETURN QUOTATIONS Average annual total return quotations for Class A, Class B, Class C, Class E, Class H, Class L, Class M, Class N, Class Y and Class Z shares are computed by finding the average annual compounded rates of return that would cause a hypothetical investment made on the first day of a designated period to equal the ending redeemable value of such hypothetical investment on the last day of the designated period in accordance with the following formula:

                                     P(1+T)(n) = ERV
Where:
P    =    a hypothetical initial payment of $1,000,       n      =    number of years
          less the maximum sales load applicable to a
          Fund                                            ERV    =    ending redeemable value of the hypothetical
                                                                      $1,000 initial payment made at the beginning
T    =    average annual total return                                 of the designated period (or fractional
                                                                      portion thereof)

      The computation above assumes that all dividends and distributions made by a Fund are reinvested at net asset value during the designated period. The average annual total return quotation is determined to the nearest 1/100 of 1%.

      One of the primary methods used to measure performance is "total return." "Total return" normally represents the percentage change in value of a class of a Fund, or of a hypothetical investment in a class of a Fund, over any period up to the lifetime of the class. Unless otherwise indicated, total return calculations assume the deduction of the maximum sales charge and usually assume the reinvestment of all dividends and capital gains distributions and are expressed as a percentage increase or decrease from an initial value, for the entire period or for one or more specified periods within the entire period. Total return calculations that do not reflect the reduction of sales charges are higher than those that do reflect such charges.

      Total return percentages for periods longer than one year are usually accompanied by total return percentages for each year within the period and/or by the average annual compounded total return for the period. The income and capital components of a given return may be separated and portrayed in a variety of ways in order to illustrate their relative significance. Performance may also be portrayed in terms of cash or investment values, without percentages. Past performance cannot guarantee any particular future result. In determining the average annual total return (calculated as provided above), recurring fees, if any, that are charged to all shareholder accounts are taken into consideration. For any account fees that vary with the size of the account, the account fee used for purposes of the above computation is assumed to be the fee that would be charged to the mean account size of a class of the Fund.

      Each Fund's average annual total return quotations and yield quotations as they may appear in the prospectuses, this SAI or in advertising are calculated by standard methods prescribed by the SEC unless otherwise indicated.

      NON-STANDARDIZED PERFORMANCE In addition, in order to more completely represent a Fund's performance or more accurately compare such performance to other measures of investment return, a Fund also may include in advertisements, sales literature and shareholder reports other total return performance data ("Non-Standardized Returns"). Non-Standardized Returns are quoted for the same or different periods as those for which Standardized Return is quoted; they may consist of an aggregate or average annual percentage rate of return, actual year-by-year rates or any combination thereof. Non-Standardized Returns may or may not take sales charges into account; performance data calculated without taking the effect of sales charges into account will be higher than data including the effect of such charges. All non-standardized performance will be advertised only if the standard performance data for the same period, as well as for the required periods, is also presented.

      The charts below set forth certain standardized and non-standardized performance information for periods ending on October 31, 2002 for the Class A, Class B, Class C and Class Y shares of each Fund, and, additionally, Class E, Class H, Class L, Class M, Class N and Class Z shares of each of the New Hartford Funds. Past performance is no guarantee and is not necessarily indicative of future performance of the shares. The actual annual returns for the shares may vary significantly from the past and future performance. Investment returns and the value of the shares will fluctuate in response to market and economic conditions as well as other factors and shares, when redeemed, may be worth more or less than their original cost. Total returns are based on capital changes plus reinvestment of all distributions for the time periods noted in the charts below. Total return of the shares would have been lower without the expense limitation effected by HIFSCO. Returns shown that include sales charges reflect the maximum sales charges and are standardized average annual quotations, returns which do not include sales charges are non-standardized returns.

      Class C shares of Small Company Fund, Capital Appreciation Fund, MidCap Fund, International Opportunities Fund, Stock Fund, Growth and Income Fund, Dividend and Growth Fund, Advisers Fund, Total Return Bond Fund and Money Market Fund commenced operations on July 31, 1998. For periods prior to July 31, 1998, Class C performance for these Funds is calculated by using Class B share performance and operating expenses, adjusted for Class C share sales charges. Class B has always had the same level of distribution and service (12b-1) fees as Class C. Class B has been subject to certain other, or different levels of, expenses than Class C. The difference in expenses will affect performance. Class C has a 1% front-end sales charge and a 1% contingent deferred sales charge ("CDSC") on shares sold within one year of purchase. Class B has a CDSC of 5% for shares redeemed in the first year, declining to 1% on shares redeemed in the sixth year; no CDSC is charged thereafter. The Class C returns excluding sales charges are net of Fund expenses only, and do not deduct a contingent deferred sales charge. The performance figures for each Fund reflect an expense limitation as set forth above under "Investment Management Arrangements." Returns would have been lower if the Fund's operating expenses had not been limited.


      Class A, B, C and Y shares of SmallCap Growth Fund, Growth Opportunities Fund, Value Opportunities Fund and Growth Fund commenced operations on February 19, 2002. For periods prior to February 19, 2002, Class A, B, and C performance for these Funds is calculated by using Class L, Class M and Class N share performance and operating expenses, adjusted for Class A, B or C share sales charges, respectively. For periods prior to February 19, 2002, Class Y performance is calculated by using Class L share performance and operating expenses, adjusted to reflect the fact that Class Y has no sales charges. As described herein, Class A, Class B, Class C and Class Y shares are subject to different expenses than Class L, Class M and Class N. These differences will affect the relative performance of the classes. CLASS A has a distribution and service fee (collectively a 12b-1 fee) of 0.35%. However, the Company's board of directors has currently authorized Rule 12b-1 payments of only up to 0.30%. Class A incurs fees for transfer agent, fund accounting and administrative services that are included in the "other expenses" category of its expense ratio. Class A has a front-end sales charge of 5.50%. CLASS L has a 12b-1 fee of 0.45% for SmallCap Growth Fund and 0.25% for Growth Opportunities Fund, Value Opportunities Fund and Growth Fund. Class L does not incur separate fees for transfer agent, fund accounting and administrative services. Class L has a front-end sales charge of 4.75%. CLASS B has a 12b-1 fee of 1% and incurs fees for transfer agent, fund accounting and administrative services that are included in the "other expenses" category of its expense ratio. Class B has a contingent deferred sales charge of 5% for shares sold within one year of purchase, declining to 1% on shares sold in the sixth year; no contingent deferred sales charge is incurred on shares held more than 6 years. CLASS M has a 12b-1 fee of 1% and does not incur separate fees for transfer agent, fund accounting and administrative services. Class M has a contingent deferred sales charge of 4% for shares sold within two years of purchase, declining to 1% on shares sold in the sixth year; no contingent deferred sales charge is incurred on shares held more than 6 years. CLASS C has a 12b-1 fee of 1% and incurs fees for transfer agent, fund accounting and administrative services that are included in the "other expenses" category of its expense ratio. Class C has a 1% front-end sales charge and a contingent deferred sales charge of 1% on shares sold within one year of purchase. CLASS N has a 12b-1 fee of 1% and does not incur separate fees for transfer agent, fund accounting and administrative services. Class N has a contingent deferred sales charge of 1% on shares sold within one year of purchase. CLASS Y does not have a 12b-1 fee and incurs fees for transfer agent, fund accounting and administrative services that are included in the "other expenses" category of its expense ratio. Class Y has no sales charge. Each class of shares is subject to certain other, or different levels of, expenses.


      Class A, B, C and Y shares of Tax-Free Minnesota Fund, Tax-Free National Fund and U.S. Government Securities Fund commenced operations on February 19, 2002. For periods prior to February 19, 2002, Class A, B, C performance for these Funds is calculated by using Class E, Class M and Class N share performance and operating expenses, adjusted for Class A, B or C share sales charges, respectively. For periods prior to February 19, 2002, Class Y performance is calculated by using Class E share performance and operating expenses, adjusted to reflect the fact that Class Y has no sales charges. As described herein, Class A, Class B, Class C and Class Y shares are subject to different expenses than Class E, Class M and Class N. These differences will affect the relative performance of the classes. CLASS A has a distribution and service fee (collectively a 12b-1 fee) of 0.35%. However, the Company's board of directors has currently authorized Rule 12b-1 payments of only up to 0.30%. Class A incurs fees for transfer agent, fund accounting and administrative services that are included in the "other expenses" category of its expense ratio. Class A has a front-end sales charge of 4.50%. CLASS E shares have no 12b-1 fee. Class E does not incur separate fees for transfer agent, fund accounting and administrative services. Class E has a front-end sales charge of 4.50%. CLASS B has a 12b-1 fee of 1% and incurs fees for transfer agent, fund accounting and administrative services that are included in the "other expenses" category of its expense ratio. Class B has a contingent deferred sales charge of 5% for shares sold within one year of purchase, declining to 1% on shares sold in the sixth year; no contingent deferred sales charge is incurred on shares held more than 6 years. CLASS M has a 12b-1 fee of 1% and does not incur separate fees for transfer agent, fund accounting and administrative services. Class M has a contingent deferred sales charges of 4% for shares sold within two years of purchase, declining to 1% on shares sold in the sixth year; no contingent deferred sales charge is incurred on shares held more than 6 years. CLASS C has a 12b-1 fee of 1% and incurs fees for transfer agent, fund accounting and administrative services that are included in the "other expenses" category of its expense ratio. Class C has a 1% front-end sales charge and a contingent deferred sales charge of 1% on shares sold within one year of purchase. CLASS N has a 12b-1 fee of 1% and does not incur separate fees for transfer agent, fund accounting and administrative services. Class N has a contingent deferred sales charge of 1% on shares sold within one year of purchase. CLASS Y does not have a 12b-1 fee and incurs fees for transfer agent, fund accounting and administrative services that are included in the "other expenses" category of its expense ratio. Class Y has no sales charge. Each class of shares is subject to certain other, or different levels of, expenses.


      Because the Income Fund, Inflation Plus Fund, Short Duration Fund, Tax-Free California Fund and Tax-Free New York Fund did not commence operations until October 31, 2002, performance information is not available for any of these funds.

Average annual total return based on the value of a $1,000 Investment in the Class A, Class B, Class C and Class Y Shares of the GLOBAL COMMUNICATIONS FUND

(Date of Inception: Class A, Class B, Class C and Class Y Shares,
                    October 31, 2000):


                                               One Year                                Since Inception
                                               --------                                ---------------
                                    Total Return          Total Return           Total Return         Total Return
                                    ------------          ------------           ------------         ------------
                                     (excluding            (including             (excluding           (including
                                    sales charge)          sales charge)         sales charge)         sales charge)
  Class A Shares                      -29.10%                -33.06%               -43.08%               -44.66%
  Class B Shares                      -29.74%                -33.25%               -43.52%               -44.66%
  Class C Shares                      -29.74%                -31.44%               -43.52%               -43.80%
  Class Y Shares                      -29.13%                  N/A                 -42.90%                 N/A


Average annual total return based on the value of a $1,000 Investment in the Class A, Class B, Class C and Class Y Shares of the GLOBAL FINANCIAL SERVICES FUND

(Date of Inception: Class A, Class B, Class C and Class Y Shares,
                    October 31, 2000):


                                               One Year                                Since Inception
                                               --------                                ---------------
                                    Total Return          Total Return           Total Return         Total Return
                                    ------------          ------------           ------------         ------------
                                     (excluding            (including             (excluding           (including
                                    sales charge)          sales charge)         sales charge)         sales charge)
  Class A Shares                      -14.30%                -19.05%               -10.39%               -12.88%
  Class B Shares                      -14.84%                -19.10%               -11.01%               -12.80%
  Class C Shares                      -14.84%                -16.69%               -11.01%               -11.45%
  Class Y Shares                      -13.92%                  N/A                 -10.00%                 N/A


Average annual total return based on the value of a $1,000 Investment in the Class A, Class B, Class C and Class Y Shares of the GLOBAL HEALTH FUND

(Date of Inception: Class A, Class B, Class C and Class Y Shares, May 1, 2000):


                                               One Year                                 Since Inception
                                               --------                                 ---------------
                                    Total Return          Total Return           Total Return         Total Return
                                    ------------          ------------           ------------         ------------
                                     (excluding            (including             (excluding           (including
                                    sales charge)          sales charge)         sales charge)         sales charge)
  Class A Shares                      -13.43%                -18.16%                8.11%                 5.70%
  Class B Shares                      -14.05%                -18.26%                7.29%                 6.21%
  Class C Shares                      -14.08%                -15.94%                7.31%                 6.89%
  Class Y Shares                      -12.68%                  N/A                  8.84%                  N/A


Average annual total return based on the value of a $1,000 Investment in the Class A, Class B, Class C and Class Y Shares of the GLOBAL TECHNOLOGY FUND

(Date of Inception: Class A, Class B, Class C and Class Y Shares, May 1, 2000):


                                               One Year                               Since Inception
                                               --------                               ---------------
                                    Total Return          Total Return           Total Return         Total Return
                                    ------------          ------------           ------------         ------------
                                     (excluding            (including             (excluding           (including
                                    sales charge)          sales charge)         sales charge)         sales charge)
  Class A Shares                      -25.69%                -29.72%               -38.56%               -39.93%
  Class B Shares                      -26.26%                -29.95%               -39.06%               -39.79%
  Class C Shares                      -26.45%                -28.19%               -39.06%               -39.29%
  Class Y Shares                      -25.50%                  N/A                 -38.31%                 N/A

Average annual total return based on the value of a $1,000 Investment in the Class A, Class B, Class C and Class Y Shares of the INTERNATIONAL SMALL COMPANY FUND

(Date of Inception: Class A, Class B, Class C and Class Y Shares, April 30,
2001):


                                               One Year                               Since Inception
                                               --------                               ---------------
                                    Total Return          Total Return           Total Return         Total Return
                                    ------------          ------------           ------------         ------------
                                     (excluding            (including             (excluding           (including
                                    sales charge)          sales charge)         sales charge)         sales charge)
  Class A Shares                       -5.10%                -10.29%               -11.12%               -14.37%
  Class B Shares                       -5.34%                -10.07%               -11.33%               -13.69%
  Class C Shares                       -5.70%                -7.58%                -11.75%               -12.33%
  Class Y Shares                       -4.64%                  N/A                 -10.69%                 N/A


Average annual total return based on the value of a $1,000 Investment in the Class A, Class B, Class C and Class Y Shares of the INTERNATIONAL CAPITAL APPRECIATION FUND

(Date of Inception: Class A, Class B, Class C and Class Y Shares, April 30,
2001):


                                               One Year                               Since Inception
                                               --------                               ---------------
                                    Total Return          Total Return           Total Return         Total Return
                                    ------------          ------------           ------------         ------------
                                     (excluding            (including             (excluding           (including
                                    sales charge)          sales charge)         sales charge)         sales charge)
  Class A Shares                       -9.06%                -14.02%               -21.56%               -24.44%
  Class B Shares                       -9.62%                -14.14%               -22.09%               -24.17%
  Class C Shares                       -9.62%                -11.52%               -22.09%               -22.60%
  Class Y Shares                       -8.52%                  N/A                 -21.19%                 N/A


Average annual total return based on the value of a $1,000 Investment in the Class A, Class B, Class C and Class Y Shares of the SMALL COMPANY FUND

(Date of Inception: Class A, Class B and Class Y Shares, July 22, 1996;
                    Class C Shares, July 31, 1998):


                                One Year                              Five Years                         Since Inception
                                --------                              ----------                         ---------------
                    Total Return       Total Return        Total Return       Total Return        Total Return       Total Return
                    ------------       ------------        ------------       ------------        ------------       ------------
                     (excluding          (including         (excluding         (including          (excluding         (including
                    sales charge)      sales charge)       sales charge)      sales charge)       sales charge)      sales charge)
Class A Shares         -17.25%            -21.81%             -1.43%              -2.53%              4.34%              3.41%
Class B Shares         -17.88%            -21.99%             -2.12%              -2.44%              3.62%              3.62%
Class C Shares*        -17.87%            -19.69%             -2.08%              -2.28%              3.65%              3.49%
Class Y Shares         -16.84%              N/A               -0.95%               N/A                4.84%               N/A


*Class C performance information for the Small Company Fund is based on the inception date of the Class B shares.

Average annual total return based on the value of a $1,000 Investment in the Class A, Class B, Class C and Class Y Shares of the CAPITAL APPRECIATION Fund

(Date of Inception: Class A, Class B and Class Y Shares, July 22, 1996;
                    Class C Shares, July 31, 1998):


                                     One Year                           Five Years                      Since Inception
                                     --------                           ----------                      ---------------
                         Total Return       Total Return     Total Return       Total Return     Total Return       Total Return
                         ------------       ------------     ------------       ------------     ------------       ------------
                          (excluding          (including      (excluding         (including       (excluding         (including
                         sales charge)      sales charge)    sales charge)      sales charge)    sales charge)      sales charge)
Class A Shares              -15.13%            -19.79%           5.72%              4.53%           18.13%              17.07%
Class B Shares              -15.70%            -19.91%           4.98%              4.67%           17.32%              17.32%
Class C Shares*             -15.62%            -17.46%           5.01%              4.80%           17.34%              17.16%
Class Y Shares              -14.57%              N/A             6.25%               N/A            18.71%               N/A

*Class C performance information for the Capital Appreciation Fund is based on the inception date of the Class B shares.

Average annual total return based on the value of a $1,000 Investment in the Class A, Class B, Class C and Class Y Shares of the MIDCAP VALUE FUND

(Date of Inception: Class A, Class B, Class C and Class Y Shares,
                    April 30, 2001):


                                               One Year                               Since Inception
                                               --------                               ---------------
                                    Total Return          Total Return           Total Return         Total Return
                                    ------------          ------------           ------------         ------------
                                     (excluding            (including             (excluding           (including
                                    sales charge)          sales charge)         sales charge)         sales charge)
  Class A Shares                       -1.65%                -7.02%                -11.33%               -14.58%
  Class B Shares                       -2.48%                -7.36%                -11.96%               -14.31%
  Class C Shares                       -2.48%                -4.46%                -11.96%               -12.54%
  Class Y Shares                       -1.29%                  N/A                 -10.98%                 N/A



Average annual total return based on the value of a $1,000 Investment in the Class A, Class B, Class C and Class Y Shares of the MIDCAP FUND

(Date of Inception: Class A, Class B and Class Y Shares, December 31, 1997;
                    Class C Shares, July 31, 1998):


                                               One Year                               Since Inception
                                               --------                               ---------------
                                    Total Return          Total Return           Total Return         Total Return
                                    ------------          ------------           ------------         ------------
                                     (excluding            (including             (excluding           (including
                                    sales charge)          sales charge)         sales charge)         sales charge)
  Class A Shares                       -6.46%                -11.58%                13.27%               11.96%
  Class B Shares                       -7.09%                -11.74%                12.47%               12.20%
  Class C Shares*                      -7.09%                -9.02%                 12.50%               12.28%
  Class Y Shares                       -5.98%                  N/A                  13.79%                 N/A


*Class C performance information for the MidCap Fund is based on the inception date of the Class B shares.

Average annual total return based on the value of a $1,000 Investment in the Class A, Class B, Class C and Class Y Shares of the INTERNATIONAL OPPORTUNITIES FUND

(Date of Inception: Class A, Class B and Class Y Shares, July 22, 1996;
                    Class C Shares, July 31, 1998):


                                    One Year                              Five Years                      Since Inception
                                    --------                              ----------                      ---------------
                        Total Return       Total Return        Total Return       Total Return     Total Return       Total Return
                        ------------       ------------        ------------       ------------     ------------       ------------
                         (excluding          (including         (excluding          (including      (excluding          (including
                        sales charge)      sales charge)       sales charge)      sales charge)    sales charge)      sales charge)
Class A Shares             -13.93%            -18.64%             -3.33%              -4.42%          -1.04%              -1.92%
Class B Shares             -14.71%            -18.98%             -4.06%              -4.40%          -1.77%              -1.77%
Class C Shares*            -14.68%            -16.53%             -4.07%              -4.27%          -1.78%              -1.94%
Class Y Shares             -13.70%              N/A               -2.95%               N/A            -0.64%               N/A


*Class C performance information for the International Opportunities Fund is based on the inception date of the Class B shares.

Average annual total return based on the value of a $1,000 Investment in the Class A, Class B, Class C and Class Y Shares of the GLOBAL LEADERS FUND

(Date of Inception: Class A, Class B, Class C and Class Y Shares, September 30,
1998):


                                               One Year                               Since Inception
                                               --------                               ---------------
                                    Total Return          Total Return           Total Return         Total Return
                                    ------------          ------------           ------------         ------------
                                     (excluding            (including             (excluding           (including
                                    sales charge)          sales charge)         sales charge)         sales charge)
  Class A Shares                      -12.63%                -17.45%                4.17%                 2.74%
  Class B Shares                      -13.24%                -17.58%                3.42%                 2.97%
  Class C Shares                      -13.15%                -15.02%                3.46%                 3.21%
  Class Y Shares                      -12.13%                  N/A                  4.70%                  N/A


Average annual total return based on the value of a $1,000 Investment in the Class A, Class B, Class C and Class Y Shares of the FOCUS FUND

(Date of Inception: Class A, Class B, Class C and Class Y Shares, May 24, 2001):


                                               One Year                               Since Inception
                                               --------                               ---------------
                                    Total Return          Total Return           Total Return         Total Return
                                    ------------          ------------           ------------         ------------
                                     (excluding            (including             (excluding           (including
                                    sales charge)          sales charge)         sales charge)         sales charge)
  Class A Shares                      -17.01%                -21.54%               -19.48%               -22.57%
  Class B Shares                      -17.52%                -21.64%               -20.01%               -22.25%
  Class C Shares                      -17.63%                -19.45%               -20.09%               -20.64%
  Class Y Shares                      -16.54%                  N/A                 -19.10%                 N/A


Average annual total return based on the value of a $1,000 Investment in the Class A, Class B, Class C and Class Y Shares of the STOCK FUND

(Date of Inception: Class A, Class B and Class Y Shares, July 22, 1996;
                    Class C Shares, July 31, 1998):


                                 One Year                              Five Years                         Since Inception
                                 --------                              ----------                         ---------------
                     Total Return       Total Return        Total Return       Total Return        Total Return       Total Return
                     ------------       ------------        ------------       ------------        ------------       ------------
                      (excluding          (including         (excluding          (including         (excluding          (including
                     sales charge)      sales charge)       sales charge)      sales charge)       sales charge)      sales charge)
Class A Shares           -18.71%             -23.17%             0.76%             -0.37%              6.70%              5.75%
Class B Shares           -19.34%             -23.37%             0.05%             -0.32%              5.95%              5.95%
Class C Shares*          -19.10%             -20.91%             0.09%             -0.11%              5.98%              5.81%
Class Y Shares           -18.26%               N/A               1.24%              N/A                7.21%               N/A


*Class C performance information for the Stock Fund is based on the inception date of the Class B shares.

Average annual total return based on the value of a $1,000 Investment in the Class A, Class B, Class C and Class Y Shares of the GROWTH AND INCOME FUND

(Date of Inception: Class A, Class B and Class Y Shares, April 30, 1998;
                    Class C Shares, July 31, 1998):


                                               One Year                               Since Inception
                                               --------                               ---------------
                                    Total Return          Total Return           Total Return         Total Return
                                    ------------          ------------           ------------         ------------
                                     (excluding            (including             (excluding           (including
                                    sales charge)          sales charge)         sales charge)         sales charge)
  Class A Shares                      -18.63%                -23.08%                -2.46%               -3.67%
  Class B Shares                      -19.11%                -23.15%                -3.15%               -3.56%
  Class C Shares*                     -19.09%                -20.90%                -3.11%               -3.34%
  Class Y Shares                      -17.97%                  N/A                  -1.95%                 N/A


*Class C performance information for the Growth and Income Fund is based on the inception date of the Class B shares.

Average annual total return based on the value of a $1,000 Investment in the Class A, Class B, Class C and Class Y Shares of the VALUE FUND

(Date of Inception: Class A, Class B, Class C and Class Y Shares,
                    April 30, 2001):


                                               One Year                               Since Inception
                                               --------                               ---------------
                                    Total Return          Total Return           Total Return         Total Return
                                    ------------          ------------           ------------         ------------
                                     (excluding            (including             (excluding           (including
                                    sales charge)          sales charge)         sales charge)         sales charge)
  Class A Shares                      -15.42%                -20.03%               -16.40%               -19.47%
  Class B Shares                      -16.03%                -20.20%               -16.99%               -19.19%
  Class C Shares                      -16.03%                -17.87%               -16.99%               -17.53%
  Class Y Shares                      -15.05%                  N/A                 -16.04%                 N/A


Average annual total return based on the value of a $1,000 Investment in the Class A, Class B, Class C and Class Y Shares of the DIVIDEND AND GROWTH FUND

(Date of Inception: Class A, Class B and Class Y Shares, July 22, 1996;
                    Class C Shares, July 31, 1998):


                                 One Year                              Five Years                         Since Inception
                                 --------                              ----------                         ---------------
                     Total Return       Total Return        Total Return       Total Return        Total Return       Total Return
                     ------------       ------------        ------------       ------------        ------------       ------------
                      (excluding         (including          (excluding         (including          (excluding         (including
                     sales charge)      sales charge)       sales charge)      sales charge)       sales charge)      sales charge)
Class A Shares        -10.64%            -15.43%                2.44%               1.29%              7.71%               6.75%
Class B Shares        -11.15%            -15.52%                1.73%               1.37%              6.95%               6.95%
Class C Shares*       -11.08%            -12.97%                1.75%               1.54%              6.97%               6.81%
Class Y Shares        -10.00%              N/A                  2.98%                N/A               8.25%                N/A


*Class C performance information for the Dividend and Growth Fund is based on the inception date of the Class B shares.

Average annual total return based on the value of a $1,000 Investment in the Class A, Class B, Class C and Class Y Shares of the ADVISERS FUND

(Date of Inception: Class A, Class B and Class Y Shares, July 22, 1996;
                    Class C Shares, July 31, 1998):


                                 One Year                              Five Years                         Since Inception
                                 --------                              ----------                         ---------------
                     Total Return       Total Return        Total Return       Total Return        Total Return       Total Return
                     ------------       ------------        ------------       ------------        ------------       ------------
                      (excluding         (including         (excluding          (including         (excluding          (including
                     sales charge)      sales charge)       sales charge)      sales charge)       sales charge)      sales charge)
Class A Shares           -10.42%           -15.36%              3.00%               1.84%              7.02%               6.07%
Class B Shares           -11.11%           -15.51%              2.27%               1.92%              6.28%               6.28%
Class C Shares*          -10.99%           -12.88%              2.28%               2.08%              6.28%               6.11%
Class Y Shares           -9.89%              N/A                3.51%                N/A               7.55%                N/A

*Class C performance information for the Advisers Fund is based on the inception date of the Class B shares.

Average annual total return based on the value of a $1,000 Investment in the Class A, Class B, Class C and Class Y Shares of the HIGH YIELD FUND

(Date of Inception: Class A, Class B, Class C and Class Y Shares, September 30,
1998):


                                      One Year                         Since Inception
                                      --------                         ---------------
                           Total Return      Total Return      Total Return      Total Return      30-day Yield
                           ------------      ------------      ------------      ------------      ------------
                            (excluding        (including        (excluding        (including
                           sales charge)     sales charge)     sales charge)     sales charge)
  Class A Shares              -12.16%           -16.13%           -1.18%            -2.28%            10.36%
  Class B Shares              -12.70%           -16.69%           -1.87%            -2.22%            10.10%
  Class C Shares              -12.65%           -14.52%           -1.85%            -2.08%             9.60%
  Class Y Shares              -12.01%             N/A             -0.80%              N/A             11.95%


Average annual total return based on the value of a $1,000 Investment in the Class A, Class B, Class C and Class Y Shares of the TOTAL RETURN BOND FUND

(Date of Inception: Class A, Class B and Class Y Shares, July 22, 1996;
                    Class C Shares, July 31, 1998):


                               One Year                          Five Years                     Since Inception
                               --------                          ----------                     ---------------
                  Total Return       Total Return    Total Return       Total Return    Total Return     Total Return   30-day Yield
                  ------------       ------------    ------------       ------------    ------------     ------------   ------------
                   (excluding         (including      (excluding         (including      (excluding      (including
                  sales charge)      sales charge)   sales charge)      sales charge)   sales charge)    sales charge)
Class A Shares          4.50%             -0.17%           6.19%             5.21%            7.22%          6.44%        3.84%
Class B Shares          3.77%             -1.18%           5.45%             5.12%            6.46%          6.46%        3.19%
Class C Shares*         3.80%             1.76%            5.46%             5.25%            6.46%          6.29%        3.05%
Class Y Shares          5.01%              N/A             6.66%              N/A             7.71%           N/A         4.40%


*Class C performance information for the Total Return Bond Fund is based on the inception date of the Class B shares.

Average annual total return based on the value of a $1,000 Investment in the Class A, Class B and Class Y Shares of the MONEY MARKET FUND

(Date of Inception: Class A and Class Y Shares, July 22, 1996;
                    Class B Shares, August 22, 1997;
                    Class C Shares, July 31, 1998):


                                   One Year                           Five Years                        Since Inception
                                   --------                           ----------                        ---------------
                     Total Return       Total Return     Total Return        Total Return    Total Return        Total Return
                     ------------       ------------     ------------        ------------    ------------        ------------
                     (excluding          (including       (excluding         (including       (excluding         (including
                     sales charge)      sales charge)    sales charge)       sales charge)   sales charge)       sales charge)
Class A Shares          1.09%              1.09%            3.89%               3.89%           4.04%               4.04%
Class B Shares*         0.43%              -4.57%           3.17%               2.82%           3.21%               3.04%
Class C Shares*         0.42%              -1.58%           3.17%               2.96%           3.20%               3.01%
Class Y Shares          1.72%               N/A             4.39%                N/A            4.57%                N/A

*Class B and Class C performance information for the Money Market Fund is based on the inception date of the Class B shares, August 22, 1997.

Average annual total return based on the value of a $10,000 Investment in the Class A, Class B, Class C, Class H, Class L, Class M, Class N and Class Y Shares of the SMALLCAP GROWTH FUND

(Date of Inception: Class A, Class B, Class C and Class Y Shares,
                    February 19, 2002
                    Class L Shares, January 4, 1988
                    Class H, Class M and Class N Shares, November 14, 1994):


                            One Year                       Five Years
                            --------                       ----------
                  Total Return    Total Return    Total Return    Total Return
                  ------------    ------------    ------------    ------------
                   (excluding      (including      (excluding      (including
                  sales charge)   sales charge)   sales charge)   sales charge)
Class A Shares*      -16.87%         -21.45%          3.97%           2.80%
Class B Shares*      -17.42%         -21.48%          3.41%           3.24%
Class C Shares*      -17.52%         -19.34%          3.36%           3.36%
Class H Shares       -17.41%         -20.66%          3.39%           3.22%
Class L Shares       -16.92%         -20.87%          3.96%           2.95%
Class M Shares       -17.42%         -20.66%          3.41%           3.24%
Class N Shares       -17.41%         -18.22%          3.39%           3.39%
Class Y Shares*      -16.65%           N/A            4.02%            N/A



                             Ten Years                    Since Inception
                             ---------                    ---------------
                    Total Return    Total Return    Total Return    Total Return
                    ------------    ------------    ------------    ------------
                     (excluding      (including      (excluding      (including
                    sales charge)   sales charge)   sales charge)   sales charge)
Class A Shares*         8.00%           7.39%          10.75%          10.33%
Class B Shares*          N/A             N/A            6.76%           6.76%
Class C Shares*          N/A             N/A            6.74%           6.74%
Class H Shares           N/A             N/A            6.75%           6.75%
Class L Shares          8.00%           7.47%          10.75%          10.38%
Class M Shares           N/A             N/A            6.76%           6.76%
Class N Shares           N/A             N/A            6.76%           6.76%
Class Y Shares*         8.03%            N/A           10.77%            N/A


*Class A, Class B, Class C and Class Y performance information for the SmallCap Growth Fund is based on the inception date of the Class L, Class M, Class N and Class L shares, respectively.

Average annual total return based on the value of a $10,000 Investment in the Class A, Class B, Class C, Class H, Class L, Class M, Class N, Class Y and Class Z Shares of the GROWTH OPPORTUNITIES FUND

(Date of Inception: Class A, Class B, Class C and Class Y Shares,
                    February 19, 2002
                    Class L Shares, March 31, 1963
                    Class H, Class M and Class N Shares, November 14, 1994 Class Z Shares, March 1, 1996):


                              One Year                           Five Years
                              --------                           ----------
                   Total Return      Total Return      Total Return      Total Return
                   ------------      ------------      ------------      ------------
                    (excluding        (including        (excluding        (including
                   sales charge)     sales charge)     sales charge)     sales charge)
Class A Shares*       -19.46%           -23.90%           -0.06%            -1.18%
Class B Shares*       -19.97%           -23.92%           -0.77%            -0.93%
Class C Shares*       -20.07%           -21.87%           -0.78%            -0.78%
Class H Shares        -19.99%           -23.15%           -0.77%            -0.92%
Class L Shares        -19.36%           -23.20%           -0.03%            -1.00%
Class M Shares        -19.97%           -23.13%           -0.77%            -0.93%
Class N Shares        -20.01%           -20.80%           -0.77%            -0.77%
Class Y Shares*       -19.25%             N/A              0.00%              N/A
Class Z Shares        -18.67%             N/A              0.37%              N/A



                                Ten Years                        Since Inception
                                ---------                        ---------------
                     Total Return      Total Return      Total Return      Total Return
                     ------------      ------------      ------------      ------------
                      (excluding        (including        (excluding        (including
                     sales charge)     sales charge)     sales charge)     sales charge)
Class A Shares*          6.43%             5.83%            12.23%            12.08%
Class B Shares*           N/A               N/A              6.08%             6.08%
Class C Shares*           N/A               N/A              6.07%             6.07%
Class H Shares            N/A               N/A              6.09%             6.09%
Class L Shares           6.45%             5.93%            12.24%            12.10%
Class M Shares            N/A               N/A              6.08%             6.08%
Class N Shares            N/A               N/A              6.08%             6.08%
Class Y Shares*          6.46%              N/A             12.24%              N/A
Class Z Shares            N/A               N/A              4.37%              N/A


*Class A, Class B, Class C and Class Y performance information for the Growth Opportunities Fund is based on the inception date of the Class L, Class M, Class N and Class L shares, respectively.

Average annual total return based on the value of a $10,000 Investment in the Class A, Class B, Class C, Class H, Class L, Class M, Class N and Class Y Shares of the VALUE OPPORTUNITIES FUND

(Date of Inception: Class A, Class B, Class C and Class Y Shares,
                    February 19, 2002
                    Class H, Class L, Class M and Class N Shares,
                    January 2, 1996):


                                    One Year                           Five Years                        Since Inception
                                    --------                           ----------                        ---------------
                         Total Return      Total Return      Total Return      Total Return      Total Return      Total Return
                         ------------      ------------      ------------      ------------      ------------      ------------
                          (excluding        (including        (excluding        (including        (excluding        (including
                         sales charge)     sales charge)     sales charge)     sales charge)     sales charge)     sales charge)
Class A Shares*             -17.34%           -21.90%            0.96%            -0.18%             5.87%             5.00%
Class B Shares*             -18.01%           -21.83%            0.18%            -0.08%             5.07%             5.07%
Class C Shares*             -17.92%           -19.74%            0.20%            -0.20%             5.09%             5.09%
Class H Shares              -17.99%           -21.05%            0.20%            -0.06%             5.09%             5.09%
Class L Shares              -17.34%           -21.28%            0.96%            -0.03%             5.87%             5.12%
Class M Shares              -17.92%           -20.98%            0.21%            -0.05%             5.09%             5.09%
Class N Shares              -17.92%           -18.69%            0.20%             0.20%             5.09%             5.09%
Class Y Shares*             -16.98%             N/A              1.05%              N/A              5.93%              N/A


*Class A, Class B, Class C and Class Y performance information for the Value Opportunities Fund is based on the inception date of the Class L, Class M, Class N and Class L shares, respectively.

Average annual total return based on the value of a $10,000 Investment in the Class A, Class B, Class C, Class H, Class L, Class M, Class N and Class Y Shares of the GROWTH FUND

(Date of Inception: Class A, Class B, Class C and Class Y Shares,
                    February 19, 2002
                    Class L Shares, June 8, 1949
                    Class H, Class M and Class N Shares, November 14, 1994):


                                    One Year                           Five Years
                                    --------                           ----------
                         Total Return      Total Return      Total Return      Total Return
                         ------------      ------------      ------------      ------------
                          (excluding        (including        (excluding        (including
                         sales charge)     sales charge)     sales charge)     sales charge)
Class A Shares*             -16.35%           -20.96%            1.60%             0.46%
Class B Shares*             -16.90%           -21.05%            0.86%             0.70%
Class C Shares*             -16.90%           -18.73%            0.85%             0.85%
Class H Shares              -16.95%           -20.27%            0.86%             0.70%
Class L Shares              -16.28%           -20.26%            1.61%             0.63%
Class M Shares              -16.90%           -20.22%            0.86%             0.70%
Class N Shares              -16.90%           -17.73%            0.85%             0.85%
Class Y Shares*             -16.07%             N/A              1.67%              N/A



                                       Ten Years                        Since Inception
                                       ---------                        ---------------
                            Total Return      Total Return      Total Return      Total Return
                            ------------      ------------      ------------      ------------
                             (excluding        (including        (excluding        (including
                            sales charge)     sales charge)     sales charge)     sales charge)
Class A Shares*                 7.77%             7.16%            10.96%            10.84%
Class B Shares*                  N/A               N/A              7.14%             7.14%
Class C Shares*                  N/A               N/A              7.14%             7.14%
Class H Shares                   N/A               N/A              7.15%             7.15%
Class L Shares                  7.77%             7.25%            10.97%            10.87%
Class M Shares                   N/A               N/A              7.14%             7.14%
Class N Shares                   N/A               N/A              7.14%             7.14%
Class Y Shares*                 7.80%              N/A             10.97%              N/A


*Class A, Class B, Class C and Class Y performance information for the Growth Fund is based on the inception date of the Class L, Class M, Class N and Class L shares, respectively.

Average annual total return based on the value of a $10,000 Investment in the Class A, Class B, Class C, Class E, Class H, Class L, Class M, Class N and Class Y Shares of the TAX-FREE MINNESOTA FUND

(Date of Inception: Class A, Class B, Class C and Class Y Shares,
                    February 19, 2002
                    Class E Shares, June 2, 1986
                    Class H, Class L, Class M and Class N Shares,
                    November 14, 1994):


                                 One Year                        Five Years
                                 --------                        ----------
                      Total Return     Total Return     Total Return     Total Return
                      ------------     ------------     ------------     ------------
                       (excluding       (including       (excluding       (including
                      sales charge)   sales charge)    sales charge)    sales charge)
Class A Shares*           3.66%           -0.99%           5.00%            4.05%
Class B Shares*           3.26%           -1.74%           4.12%            3.78%
Class C Shares*           3.16%           1.13%            4.09%            4.09%
Class H Shares            3.56%           -0.44%           4.17%            3.83%
Class E Shares            4.58%           -0.10%           5.19%            4.23%
Class L Shares            4.22%           -0.46%           4.93%            3.97%
Class M Shares            3.46%           -0.54%           4.16%            3.82%
Class N Shares            3.66%           2.66%            4.19%            4.19%
Class Y Shares*           4.31%            N/A             5.14%             N/A



                                   Ten Years                     Since Inception
                                   ---------                     ---------------
                         Total Return     Total Return     Total Return    Total Return     30-day Yield
                         ------------     ------------     ------------    ------------     ------------
                          (excluding       (including       (excluding      (including
                         sales charge)   sales charge)    sales charge)    sales charge)
Class A Shares*              5.78%           5.29%            6.28%            5.99%           2.79%
Class B Shares*               N/A             N/A             5.41%            5.41%           1.73%
Class C Shares*               N/A             N/A             5.41%            5.41%           1.84%
Class H Shares                N/A             N/A             5.46%            5.46%           2.12%
Class E Shares               5.87%           5.39%            6.34%            6.04%           2.96%
Class L Shares                N/A             N/A             6.25%            5.63%           2.72%
Class M Shares                N/A             N/A             5.44%            5.44%           2.12%
Class N Shares                N/A             N/A             5.45%            5.45%           2.14%
Class Y Shares*              5.84%            N/A             6.32%             N/A            4.01%


*Class A, Class B, Class C and Class Y performance information for the Tax-Free Minnesota Fund is based on the inception date of the Class E, Class M, Class N and Class E shares, respectively.

Average annual total return based on the value of a $10,000 Investment in the Class A, Class B, Class C, Class E, Class H, Class L, Class M, Class N and Class Y Shares of the TAX-FREE NATIONAL FUND

(Date of Inception: Class A, Class B, Class C and Class Y Shares,
                    February 19, 2002
                    Class E Shares, June 2, 1986
                    Class H, Class L, Class M and Class N Shares,
                    November 14, 1994):


                                 One Year                        Five Years
                                 --------                        ----------
                      Total Return     Total Return     Total Return     Total Return
                      ------------     ------------     ------------     ------------
                       (excluding      (including       (excluding       (including
                      sales charge)    sales charge)    sales charge)    sales charge)
Class A Shares*           4.87%           0.13%            5.23%            4.27%
Class B Shares*           3.72%           -1.28%           4.16%            3.82%
Class C Shares*           4.08%           2.04%            4.22%            4.22%
Class H Shares            3.99%           -0.01%           4.20%            3.86%
Class E Shares            4.93%           0.18%            5.24%            4.28%
Class L Shares            4.72%           -0.03%           4.99%            4.03%
Class M Shares            3.99%           -0.01%           4.22%            3.88%
Class N Shares            3.99%           2.99%            4.21%            4.21%
Class Y Shares*           5.22%            N/A             5.30%             N/A



                               Ten Years                     Since Inception
                               ---------                     ---------------
                     Total Return     Total Return     Total Return    Total Return     30-day Yield
                     ------------     ------------     ------------    ------------     ------------
                      (excluding       (including       (excluding      (including
                     sales charge)    sales charge)    sales charge)  sales charge)
Class A Shares*          6.14%           5.65%            6.76%            6.46%           2.49%
Class B Shares*           N/A             N/A             5.87%            5.87%           1.91%
Class C Shares*           N/A             N/A             5.90%            5.90%           1.91%
Class H Shares            N/A             N/A             5.90%            5.90%           1.91%
Class E Shares           6.14%           5.65%            6.77%            6.47%           2.66%
Class L Shares            N/A             N/A             6.70%            6.08%           2.50%
Class M Shares            N/A             N/A             5.90%            5.90%           1.92%
Class N Shares            N/A             N/A             5.89%            5.89%           1.90%
Class Y Shares*          6.17%            N/A             6.78%             N/A            3.38%


*Class A, Class B, Class C and Class Y performance information for the Tax-Free National Fund is based on the inception date of the Class E, Class M, Class N and Class E shares, respectively.

Average annual total return based on the value of a $10,000 Investment in the Class A, Class B, Class C, Class E, Class H, Class L, Class M, Class N and Class Y Shares of the U.S. GOVERNMENT SECURITIES FUND

(Date of Inception: Class A, Class B, Class C and Class Y Shares,
                    February 19, 2002
                    Class E Shares, February 28, 1973
                    Class H, Class L, Class M and Class N Shares,
                    November 14, 1994):


                                 One Year                        Five Years
                                 --------                        ----------
                      Total Return     Total Return     Total Return     Total Return
                      ------------     ------------     ------------     ------------
                       (excluding       (including       (excluding       (including
                      sales charge)   sales charge)    sales charge)    sales charge)
Class A Shares*           6.34%           1.51%            6.97%            6.00%
Class B Shares*           5.44%           0.44%            5.93%            5.62%
Class C Shares*           5.44%           3.39%            5.96%            5.96%
Class H Shares            5.41%           1.41%            5.95%            5.63%
Class E Shares            6.55%           1.70%            7.01%            6.04%
Class L Shares            6.29%           1.46%            6.74%            5.77%
Class M Shares            5.51%           1.51%            5.95%            5.63%
Class N Shares            5.52%           4.52%            5.98%            5.98%
Class Y Shares*           6.79%            N/A             7.06%             N/A



                               Ten Years                     Since Inception
                               ---------                     ---------------
                     Total Return     Total Return     Total Return    Total Return     30-day Yield
                     ------------     ------------     ------------    ------------     ------------
                      (excluding       (including       (excluding      (including
                     sales charge)   sales charge)    sales charge)    sales charge)
Class A Shares*          6.45%           5.96%            8.12%            7.95%           2.74%
Class B Shares*           N/A             N/A             6.76%            6.76%           2.19%
Class C Shares*           N/A             N/A             6.76%            6.76%           2.14%
Class H Shares            N/A             N/A             6.75%            6.75%           2.28%
Class E Shares           6.48%           5.98%            8.13%            7.96%           3.12%
Class L Shares            N/A             N/A             7.55%            6.92%           2.88%
Class M Shares            N/A             N/A             6.77%            6.77%           2.28%
Class N Shares            N/A             N/A             6.77%            6.77%           2.27%
Class Y Shares*          6.48%            N/A             8.13%             N/A            3.12%


*Class A, Class B, Class C and Class Y performance information for the U.S. Government Securities Fund is based on the inception date of the Class E, Class M, Class N and Class E shares, respectively.

      Each Fund may also publish its distribution rate and/or its effective distribution rate. A Fund's distribution rate is computed by dividing the most recent monthly distribution per share annualized, by the current net asset value per share. A Fund's effective distribution rate is computed by dividing the distribution rate by the ratio used to annualize the most recent monthly distribution and reinvesting the resulting amount for a full year on the basis of such ratio. The effective distribution rate will be higher than the distribution rate because of the compounding effect of the assumed reinvestment. A Fund's yield is calculated using a standardized formula, the income component of which is computed from the yields to maturity of all debt obligations held by the Fund based on prescribed methods (with all purchases and sales of securities during such period included in the income calculation on a settlement date basis), whereas the distribution rate is based on a Fund's last monthly distribution. A Fund's monthly distribution tends to be relatively stable and may be more or less than the amount of net investment income and short-term capital gain actually earned by the Fund during the month (see "Dividends, Capital Gains and Taxes" in the Funds' Prospectuses).

      Other data that may be advertised or published about each Fund include the average portfolio quality, the average portfolio maturity and the average portfolio duration.

      STANDARDIZED YIELD QUOTATIONS The yield of a class is computed by dividing the class's net investment income per share during a base period of 30 days, or one month, by the maximum offering price per share of the class on the last day of such base period in accordance with the following formula:

                                                  (a-b)
                                                2[(--- + 1)(6) - 1]
                                                  (cd)
Where:
 a          =    net investment income earned during the       c          =    the average daily number of shares of the
                 period attributable to the subject class                      subject class outstanding during the period
 b          =    net expenses accrued for the period                           that were entitled to receive dividends
                 attributable to the subject class             d          =    the maximum offering price per share of the
                                                                               subject class on the last day of the period


      Net investment income will be determined in accordance with rules established by the SEC. The price per share of Class A and Class L shares will include the maximum sales charge imposed on purchases of Class A and Class L shares which decreases with the amount of shares purchased, and the price per share of Class C shares will include the sales charge imposed on purchases of Class C shares.

      DIVIDEND YIELD QUOTATIONS Current distribution information may also be provided for certain funds. Distribution information for a fund will be based on distributions for a specified period (i.e., total dividends from net investment income), divided by a fund net asset value per share on the last day of the period and annualized according to the following formula:

                               (((a/b) * 365) / c)
Where:
 a          =    actual dividends distributed for the          c          =    net asset value (NAV) calculated on the last
                 calendar month in question                                    business day of the month in question
 b          =    number of days of dividend declaration in
                 the month in question

      The rate of current distributions does not reflect deductions for unrealized losses from transactions in derivative instruments such as options and futures, which may reduce total return. Current distribution rates differ from standardized yield rates in that they represent what a fund has declared and paid to shareholders as of the end of a specified period rather than the fund's actual net investment income for that same period. Distribution rates will exclude net realized short-term capital gains. The rate of current distributions for a fund should be evaluated in light of these differences and in light of the fund's total return figures, which will always accompany any calculation of the rate of current distributions.


      For the month ended October 31, 2002, the current distribution rates (annualized) for the funds were as follows:



FUND NAME                                                   CLASS
---------                        -------------------------------------------------------------------
                                 A                  B                   C                   Y
Advisers Fund                     1.91%               1.15%               1.43%               2.52%
Dividend and Growth Fund          0.05%               0.00%               0.00%               2.03%
Growth and Income Fund            0.00%               0.00%               0.00%               0.00%
High Yield Fund                   9.67%               8.97%               9.04%              10.41%
Money Market Fund                 0.73%               0.11%               0.08%               1.05%
Total Return Bond Fund            4.22%               3.51%               3.54%               4.55%



FUND NAME                                                       CLASS
---------                         ---------------------------------------------------------------------
                                    A       B       C       E       H       L       M       N       Y
Tax-Free Minnesota Fund           3.78%   3.08%   3.08%   4.07%   3.08%   3.83%   3.09%   3.08%   4.77%
Tax-Free National Fund            3.18%   2.48%   2.47%   3.34%   2.46%   3.14%   2.46%   2.47%   3.97%
U.S. Government Securities Fund   3.16%   2.55%   2.55%   3.59%   2.61%   3.37%   2.61%   2.61%   3.68%

TAX-FREE FUNDS

      In addition to the performance information described above under "Other Funds," advertisements and other sales literature for Tax-Free California Fund, Tax-Free Minnesota Fund, Tax-Free National Fund and Tax-Free New York Fund may refer to "tax equivalent yield." Tax-equivalent yields are based on historical performance and are not intended to indicate future performance. Tax-equivalent yields show what an investor would have to earn on a taxable investment to equal the fund's tax-exempt yield. Tax-equivalent yield is computed by dividing the portion of the fund's yield which is tax-exempt by one minus a stated income tax rate. The result is then added to the portion of the fund's yield, if any, which is not tax exempt.


      The Funds' tax-equivalent yields for the 30-day period ended October 31, 2002 (assuming combined Minnesota/Federal tax rate of 44.4% for Tax-Free Minnesota Fund, and federal tax rate of 39.6% for Tax-Free National Fund were:



                                                       CLASS A      CLASS B      CLASS C      CLASS Y
                    Tax-Free Minnesota Fund            5.66%        3.70%        3.91%        7.82%
                    Tax-Free National Fund             4.14%        3.17%        3.15%        5.61%



                                                       CLASS L      CLASS M      CLASS N       CLASS H     CLASS E
                    Tax-Free Minnesota Fund            5.48%        4.42%        4.45%         4.42%       5.91%
                    Tax-Free National Fund             4.13%        3.16%        3.16%         3.16%       4.40%


      GENERAL INFORMATION From time to time, the Funds may advertise their performance compared to similar funds using certain unmanaged indices, reporting services and publications. Descriptions of some of the indices which may be used are listed below.

      The Goldman Sachs Health Care Index is a modified capitalization-weighted index of selected companies covering a broad range of healthcare and related businesses. Individual holdings are capped at 7.5% at each semi -annual reconstitution date and must be listed on the New York Stock Exchange, American Stock Exchange or National Association of Securities Dealers Automated Quotation (NASDAQ) System.

      The Goldman Sachs Technology Composite Index is a modified capitalization-weighted index of selected companies covering the entire spectrum of the technology industry. Individual holdings are capped at 8.5% at each semi-annual reconstitution date and must be listed on the New York Stock Exchange, American Stock Exchange or National Association of Securities Dealers Automated Quotation (NASDAQ) System.

      The Lehman Brothers U.S. Aggregate Bond Index represents securities that are U.S. domestic, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, asset-backed securities and commercial-backed securities. To be eligible for inclusion a security must meet the following rules: must have at least one year to final maturity; must have at least $150 million of par outstanding; must be rated investment grade by Moody's, or if no Moody's rating is available, it must be rated at least investment grade by either S&P or Fitch; must be fixed rate and must be publicly issued.

      The Lehman Brothers Government Bond Index is a measure of the market value of all public obligations of the U.S. Treasury; all publicly issued debt of all agencies of the U.S. Government and all quasi-federal corporations; and all corporate debt guaranteed by the U.S. Government. Mortgage backed securities, bonds and foreign targeted issues are not included in the Lehman Government Bond Index.

      The Lehman Brothers Government/Credit Bond Index is a measure of the market value of approximately 5,300 bonds with a face value currently in excess of $1.3 trillion. To be included in the Lehman Government/Credit Bond Index, an issue must have amounts outstanding in excess of $1 million, have at least one year to maturity and be rated "Baa" or higher ("investment grade") by a nationally recognized rating agency.

      The Lehman Brothers High Yield BB Index is a measure of the market value of public debt issues with a minimum par value of $100 million and rated Ba1-Ba3 by Moody's. All bonds within the index are U.S. dollar denominated, non-convertible and have at least one year remaining to maturity.

      The Lehman Brothers High Yield Corporate Index is an unmanaged broad-based market-value-weighted index that tracks the total return performance of non-investment grade, fixed-rate, publicly placed, dollar denominated and nonconvertible debt registered with the SEC.

      The Lehman Brothers Intermediate Government Bond Index is an unmanaged index of government bonds with maturities of between one and ten years.

      The Lehman Brothers Municipal Bond Index is an unmanaged index of municipal bonds with maturities greater than two years.


      The Lehman Brothers U.S. Government Index is an unmanaged index of government bonds with maturities of one year or more.


      The Lehman 1-5 Year Aggregate Index is a customized benchmark which will include from the Lehman Aggregate all corporates, agency and treasury securities with maturities between 1-5 years and commercial mortgage-backed securities, asset-backed securities and mortgage-backed securities with average maturities between 1-5 years.

      The Lehman U.S. Tips Index consists of inflation-protected securities issued by the U.S. Treasury. To be eligible for inclusion, a security must meet the following rules: must have at least one year to final maturity; must have at least $100 million of par outstanding; must be rated investment grade by Moody's, or if no Moody's rating is available, it must be rated at least investment grade by either S&P or Fitch; must be fixed rate; must be dollar denominated and must be publicly issued.

      The MSCI AC (All Country) World Free ex US Index is a broad based, unmanaged, market capitalization-weighted, total return index that measures performance of both developed and emerging stock markets, excluding the US. The index is calculated to exclude companies and share classes which cannot be freely purchased by foreigners.

      The MSCI AC (All Country) World Index Free-Telecommunication Services Index is a free float-adjusted market capitalization index of developed and emerging market countries that is designed to measure international equity market performance.


      The MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. and Canada.


      The MSCI Finance ex Real Estate Index is comprised of companies in three industries: banks, diversified financials, and insurance. As a general rule, a company is classified in the industry where it earns the majority of its revenue.

      The Morgan Stanley Capital International Europe, Australia, Far East GDP Index (the "EAFE Index") is an unmanaged index which includes over 1,000 companies representing the stock markets of Europe, Australia, New Zealand and the Far East. The EAFE Index is typically shown weighted by the market capitalization. However, EAFE is also available weighted by Gross Domestic Product (GDP). These weights are modified on July 1st of each year to reflect the prior year's GDP. Indices with dividends reinvested constitute an estimate of total return arrived at by reinvesting one twelfth of the month end yield at every month end. The series with net dividends reinvested take into account those dividends net of withholding taxes retained at the source of payment.


      The Morgan Stanley Capital International World Index is a broad-based unmanaged market capitalization-weighted total return index which measures the performance of 23 developed-country global stock markets, including the United States, Canada, Europe, Australia, New Zealand and the Far East.


      The NASDAQ Composite OTC Price Index is a market value-weighted and unmanaged index showing the changes in the aggregate market value of approximately 3,500 stocks.

      The Russell 1000 Growth Index is an unmanaged index which measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

      The Russell 2000 Growth Index is an unmanaged index of those Russell 2000 Index growth companies with higher price-to-book ratios and higher forecasted growth values.

      The Russell 3000 Growth Index is an unmanaged index that measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values.


      The Russell 2000 Index is a broad-based unmanaged index comprised of 2,000 of the smallest U.S. domiciled company common stocks (on the basis of capitalization) that are traded in the United States on the New York Stock Exchange, American Stock Exchange and Nasdaq.


      The Russell 2500 Index is a market value-weighted, unmanaged index showing total return (i.e., principal changes with income) in the aggregate market value of 2,500 stocks of publicly traded companies domiciled in the United States. The index includes stocks traded on the New York Stock Exchange and the American Stock Exchange as well as in the over-the-counter market.

      The Russell 1000 Value Index is an unmanaged index measuring the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values. (The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest U.S. companies based on total market capitalization.)

      The Russell 2500 Value Index is an unmanaged index measuring the performance of those Russell 2500 Index companies with lower price-to-book ratios and lower forecasted growth values. (The Russell 2500 Index is an unmanaged index that measures the performance of the 2,500 largest U.S. companies based on total market capitalization.)

      The Russell 3000 Value Index is an unmanaged index measuring the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values.

      The Salomon Smith Barney Broad Market Index <$2 billion Euro-Pacific is a free float-adjusted market capitalization index that includes only those companies with a market cap between $100 million and $2 billion, representing roughly the bottom 20% of the world equity market by size.

      The Standard & Poor's MidCap 400 Index is designed to represent price movements in the mid cap U.S. equity market. It contains companies chosen by the Standard & Poor's Index Committee for their size, liquidity and industry representation. None of the companies in the S&P 400 overlap with those in the S&P 500 Index or the S&P 600 Index. Decisions about stocks to be included and deleted are made by the Committee which meets on a regular basis. S&P 400 stocks are weighted by market capitalization; each stock influences the Index in proportion to its relative market capitalization. REITs are not eligible for inclusion.

      The Standard & Poor's 500 Composite Stock Price Index is a well-diversified list of 500 companies representing the U.S. stock market.

      The Standard and Poor's Small Cap 600 index is designed to represent price movements in the small cap U.S. equity market. It contains companies chosen by the Standard & Poor's Index Committee for their size, industry characteristics, and liquidity. None of the companies in the S&P 600 Index overlap with the S&P 500 or the S&P 400 (MidCap Index). The S&P 600 Index is weighted by market capitalization. REITs are not eligible for inclusion.

      In addition, from time to time in reports and promotions: (1) a Fund's performance may be compared to other groups of mutual funds tracked by: (a) Lipper Analytical Services, a widely used independent research firm which ranks mutual funds by overall performance, investment objectives, and assets, (b) Morningstar, Inc., another widely used independent research firm which ranks mutual funds by overall performance, investment objectives, and assets, or (c) other financial or business publications, such as Business Week, Money Magazine, Forbes and Barron's which provide similar information; (2) the Consumer Price Index (a measure of inflation) may be used to assess the real rate of return from an investment in the Fund; (3) other statistics such as GNP, and net import and export figures derived from governmental publications (e.g., The Survey of Current Business) or other independent parties (e.g., the Investment Company Institute), may be used to illustrate investment attributes of the Fund or the general economic, business, investment, or financial environment in which the Fund operates; (4) various financial, economic and market statistics developed by brokers, dealers and other persons may be used to illustrate aspects of the Fund's performance; (5) the effect of tax-deferred compounding on the Fund's investment returns, or on returns in general, may be illustrated by graphs, charts, etc. where such graphs or charts would compare, at various points in time, the return from an investment in the Fund (or returns in general) on a tax-deferred basis (assuming reinvestment of capital gains and dividends and assuming one or more tax rates) with the return on a taxable basis; and (6) the sectors or industries in which the Fund invests may be compared to relevant indices or surveys (e.g., S&P Industry Surveys) in order to evaluate the Fund's historic performance or current or potential value with respect to the particular industry or sector.

      From time to time, in reports or promotional literature, the Funds may discuss, or provide quotes or commentary of their current portfolio managers, strategists, and other investment personnel, with respect to: the economy; securities markets; portfolio securities and their issuers; investment philosophies; strategies; techniques and criteria used in the selection of securities to be purchased or sold for the Funds; the Funds' portfolio holdings, including the description or graphical representation of portfolio risk and other fundamental data; the investment research and analysis process; the formulation of investment recommendations; and the assessment and evaluation of credit, interest rate, market and economic risks, and similar or related matters. The Funds may also quote or reprint all or a portion of evaluations or descriptions of fund performance and operations appearing in various independent publications.

      From time to time, the Funds and HIFSCO also may refer to the following information:

      - The geographic and industry distribution of the Funds' portfolios and the Funds' top ten holdings;

      - To assist investors in understanding the different returns and risk characteristics of various investments, historical returns of various investment and published indices;

      - Rankings by DALBAR Surveys, Inc. with respect to mutual fund shareholder services;

      - Allegorical stories illustrating the importance of persistent long-term investing;

      - A Fund's portfolio turnover rate and its ranking relative to industry standards as published by Lipper(R)Inc. or Morningstar, Inc.;

      - Historical information regarding HIFSCO, HIMCO, Wellington Management and their affiliates; and

      -     Historical information regarding the asset size of one or more
            Funds.

      Each Fund's investment performance may be advertised in various financial publications, newspapers, and magazines or other media.

      From time to time the Companies may publish the sales of shares of one or more of the Funds on a gross or net basis and for various periods of time, and compare such sales with sales similarly reported by other investment companies.

      The Funds' annual and semi-annual reports also contain additional performance information. These reports are distributed to all current shareholders and will be made available to potential investors upon request and without charge.

                                      TAXES

FEDERAL TAX STATUS OF THE FUNDS

The following discussion of the federal tax status of the Funds is a general and abbreviated summary based on tax laws and regulations in effect on the date of this SAI. Tax law is subject to change by legislative, administrative or judicial action.

      Each Fund is treated as a separate taxpayer for federal income tax purposes. The Companies intend for each Fund to elect to be treated as a regulated investment company under Subchapter M of Chapter 1 of the Internal Revenue Code of 1986, as amended (the "Code"), and to qualify as a regulated investment company each year. If a Fund: (1) continues to qualify as a regulated investment company, and (2) distributes to its shareholders at least 90% of its investment company taxable income (including for this purpose its net ordinary investment income and net realized short-term capital gains) and 90% of its tax-exempt interest income (reduced by certain expenses) (the "90% distribution requirement") (which the Companies intend each Fund to do), then under the provisions of Subchapter M, the Fund should have little or no income taxable to it under the Code. In particular, a Fund is not subject to federal income tax on the portion of its investment company taxable income and net capital gain (i.e., net long-term capital gain in excess of short-term capital loss) it distributes to shareholders (or treats as having been distributed to shareholders).

      Each Fund must meet several requirements to maintain its status as a regulated investment company. These requirements include the following: (1) at least 90% of the Fund's gross income for each taxable year must be derived from dividends, interest, payments with respect to loaned securities, gains from the sale or disposition of securities (including gains from related investments in foreign currencies), and other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such securities or currencies; and (2) at the close of each quarter of the Fund's taxable year, (a) at least 50% of the value of the Fund's total assets must consist of cash, cash items, securities of other regulated investment companies, U.S. Government securities and other securities which, with respect to any one issuer, do not represent more than 5% of all of the Fund's assets nor more than 10% of the outstanding voting securities of such issuer, and (b) the Fund must not invest more than 25% of its total assets in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies), or of any two or more issuers that are controlled by the Fund and that are engaged in the same or similar trades or businesses or related trades or businesses.

      Each Fund generally will endeavor to distribute (or treat as deemed distributed) to its shareholders all of its investment company taxable income and its net capital gain, if any, for each taxable year so that it will not incur federal income or excise taxes on its earnings.

      In addition, in order to avoid a 4% nondeductible federal excise tax on certain of its undistributed income, each Fund generally must distribute in a timely manner the sum of (1) 98% of its ordinary income for each calendar year,
(2) 98% of its capital gain net income for the one-year period ending October 31 in that calendar year, and (3) any income not distributed in prior years (the "excise tax avoidance requirements").

      Investment income received from sources within foreign countries, or capital gains earned by a Fund from investing in securities of foreign issuers, may be subject to foreign income taxes withheld at the source. In this regard, withholding tax rates in countries with which the United States does not have a tax treaty are often as high as 35% or more. The United States has entered into tax treaties with many foreign countries that may entitle the Funds to a reduced rate of tax or exemption from tax on this related income and gains. The effective rate of foreign tax cannot be determined at this time since the amount of these Funds' assets to be invested within various countries is not now known. The Companies intend that the Funds will seek to operate so as to qualify for treaty-reduced rates of tax when applicable.

      In addition, if a Fund qualifies as a regulated investment company under the Code, and if more than 50% of the Fund's total assets at the close of the taxable year consists of securities of foreign corporations, the Fund may elect, for U.S. federal income tax purposes, to treat foreign income taxes paid by the Fund (including certain withholding taxes) that can be treated as income taxes under U.S. income tax principles as paid by its shareholders. Each Fund with "Global" and "International" in its name anticipates that it may qualify for and make this election in most, but not necessarily all, of its taxable years. If a Fund makes such an election, an amount equal to the foreign income taxes paid by the Fund would be included in the income of its shareholders and the shareholders often are entitled to credit their portions of this amount against their U.S. tax liabilities, if any, or to deduct those portions from their U.S. taxable income, if any. Shortly after any year for which it makes such an election, a Fund will report to its shareholders, in writing, the amount per share of foreign tax that must be included in each shareholder's gross income and the amount that will be available as a deduction or credit. Shareholders must itemize their deductions in order to deduct foreign taxes. Certain limitations may apply that could limit the extent to which the credit or the deduction for foreign taxes may be claimed by a shareholder.

      A Fund's transactions in options contracts and futures contracts are subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (that is, may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer losses of the Fund. These rules (1) could affect the character, amount and timing of distributions to shareholders of the Fund,
(2) could require the Fund to "mark to market" certain types of the positions in its portfolio (that is, treat them as if they were closed out) and (3) may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the 90% distribution requirement and the excise tax avoidance requirements described above. The Companies seek to monitor transactions of each Fund, seek to make the appropriate tax elections on behalf of the Fund and seek to make the appropriate entries in the Fund's books and records when the Fund acquires any option, futures contract or hedged investment, to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.

      If for any taxable year a Fund fails to qualify as a regulated investment company or fails to satisfy the 90% distribution requirement, then all of its taxable income becomes subject to federal, and possibly state and local, income tax at regular corporate rates (without any deduction for distributions to its shareholders) and distributions to its shareholders constitute ordinary income (with such ordinary income including dividends derived from interest on tax-exempt obligations) to the extent of such Fund's available earnings and profits.

      As of October 31, 2002, the following Funds have capital loss carryforwards as indicated below. Each such Fund's capital loss carryover is available to offset that Fund's future realized capital gains to the extent provided in the Code and regulations thereunder. To the extent that these carryover losses are used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders because they would be taxable as ordinary income.


                                                                                                     EXPIRATION DATES:
                                    FUND                                     AMOUNT                      OCTOBER 31,
             Advisers Fund                                                  $245,429                      2009-2010
             Capital Appreciation Fund                                      $689,670                      2009-2010
             Dividend and Growth Fund                                         $7,376                           2010

                                                                                                     EXPIRATION DATES:
                                    FUND                                     AMOUNT                      OCTOBER 31,
             Focus Fund                                                      $15,785                      2009-2010
             Global Communications Fund                                       $6,987                      2009-2010
             Global Financial Services Fund                                   $1,944                      2009-2010
             Global Leaders Fund                                            $222,836                      2009-2010
             Global Technology Fund                                          $70,335                      2009-2010
             Growth and Income Fund                                         $102,989                      2009-2010
             Growth Fund                                                     $80,330                      2009-2010
             Growth Opportunities Fund                                      $217,809                           2009
             High Yield Fund                                                 $44,910                      2007-2010
             International Capital Appreciation Fund                          $1,800                      2009-2010
             International Opportunities Fund                                $55,536                      2009-2010
             International Small Company Fund                                   $405                      2009-2010
             Mid Cap Fund                                                   $130,031                      2009-2010
             MidCap Value Fund                                                $2,174                      2009-2010
             Small Company Fund                                             $132,354                      2009-2010
             SmallCap Growth Fund                                            $80,758                      2009-2010
             Stock Fund                                                     $374,519                      2009-2010
             U.S. Government Securities Fund                                 $28,421                      2003-2008
             Value Fund                                                       $4,067                           2010
             Value Opportunities Fund                                         $8,600                      2009-2010


      If a Fund acquires stock in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, rents, royalties or capital gain) or hold at least 50% of their total assets in investments producing such passive income ("passive foreign investment companies"), that Fund could be subject to federal income tax and additional interest charges on "excess distributions" received from such companies or gain from the sale of stock in such companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders. The Fund would not be able to pass through to its shareholders any credit or deduction for such a tax. Certain elections may, if available, ameliorate these adverse tax consequences, but any such election requires the applicable Fund to recognize taxable income or gain without the concurrent receipt of cash. Any Fund that acquires stock in foreign corporations may limit and/or manage its holdings in passive foreign investment companies to minimize its tax liability.

      Foreign exchange gains and losses realized by a Fund in connection with certain transactions involving non-dollar debt securities, certain foreign currency futures contracts, foreign currency option contracts, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Code provisions which generally treat such gains and losses as ordinary income and losses and may affect the amount, timing and character of distributions to shareholders. Any such transactions that are not directly related to a Fund's investment in securities (possibly including speculative currency positions or currency derivatives not used for hedging purposes) could, under future Treasury regulations, produce income not among the types of "qualifying income" from which the Fund must derive at least 90% of its annual gross income.

      Each Fund that invests in certain PIKs, zero coupon securities or certain deferred interest securities (and, in general, any other securities with original issue discount or with market discount if the Fund elects to include market discount in current income) must accrue income on such investments prior to the receipt of the corresponding cash. However, because each Fund must meet the 90% distribution requirement to qualify as a regulated investment company, a Fund may have to dispose of its portfolio investments under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy the applicable distribution requirements.

      The federal income tax rules applicable to interest rate swaps, caps and floors are unclear in certain respects, and a Fund may be required to account for these transactions in a manner that, in certain circumstances, may limit the degree to which it may utilize these transactions.


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
SHAREHOLDER TAXATION

The following discussion of certain federal income tax issues of shareholders of the Funds is a general and abbreviated summary based on tax laws and regulations in effect on the date of this statement of additional information. Tax law is subject to change by legislative, administrative or judicial action. The following discussion relates solely to U.S. federal income tax law as applicable to U.S. taxpayers (e.g., U.S. citizens or residents and U.S. domestic corporations, partnerships, trusts or estates). The discussion does not address special tax rules applicable to certain classes of investors, such as qualified retirement accounts or trusts, tax-exempt entities, insurance companies, banks and other financial institutions or to non-U.S. taxpayers. Dividends, capital gain distributions, and ownership of or gains realized on the redemption (including an exchange) of the shares of a Fund may also be subject to state and local taxes. This summary does not address any federal estate tax issues that may arise from ownership of Fund shares. Shareholders should consult their own tax advisers as to the federal, state and local tax consequences of ownership of shares of, and receipt of distributions from, the Funds in their particular circumstances.

      In general, as described in the prospectuses, distributions from a Fund are generally taxable to shareholders as ordinary income or long-term capital gains. Distributions of a Fund's investment company taxable income are taxable as ordinary income to shareholders to the extent of the Fund's current or accumulated earnings and profits, whether paid in cash or reinvested in additional shares. Distributions of a Fund's net capital gain properly designated by the Fund as "capital gain dividends" are taxable to a shareholder as long-term capital gain regardless of the shareholder's holding period for his or her shares and regardless of whether paid in cash or reinvested in additional shares. Distributions, if any, in excess of earnings and profits usually constitute a return of capital, which first reduces an investor's tax basis in the Fund's shares and thereafter (after such basis is reduced to zero) generally gives rise to capital gains. Shareholders electing to receive distributions in the form of additional shares have a cost basis for federal income tax purposes in each share so received equal to the amount of cash they would have received had they elected to receive the distribution in cash. For a summary of the tax rates applicable to capital gains, including capital gain dividends, see the discussion below.

      At the Companies' option, the Companies may cause a Fund to retain some or all of its net capital gain for a tax year, but may designate the retained amount as a "deemed distribution." In that case, among other consequences, the Fund pays tax on the retained amount for the benefit of its shareholders, the shareholders are required to report their share of the deemed distribution on their tax returns as if it had been distributed to them, and the shareholders may report a credit for the tax paid thereon by the Fund. The amount of the deemed distribution net of such tax is added to the shareholder's cost basis for his or her shares. Since the Companies expect each Fund to pay tax on any retained net capital gain at its regular corporate capital gain tax rate, and since that rate is in excess of the maximum rate currently payable by individuals on long-term capital gain, the amount of tax that individual shareholders are treated as having paid will exceed the amount of tax that such shareholders would be required to pay on the retained net capital gain. A shareholder that is not subject to U.S. federal income tax or tax on long-term capital gain should be able to file a return on the appropriate form or a claim for refund that allows such shareholder to recover the taxes paid by the Fund on his or her behalf. In the event that a Company chooses this option on behalf of a Fund, the Company must provide written notice to the shareholders prior to the expiration of 60 days after the close of the relevant tax year.

      Any dividend declared by a Fund in October, November, or December of any calendar year, payable to shareholders of record on a specified date in such a month and actually paid during January of the following year, is treated as if it had been received by the shareholders on December 31 of the year in which the dividend was declared.

      An investor should consider the tax implications of buying shares just prior to a distribution (other than an exempt-interest dividend, described below). Even if the price of the shares includes the amount of the forthcoming distribution, the shareholder generally will be taxed upon receipt of the distribution and is not entitled to offset the distribution against the tax basis in his or her shares. In addition, an investor should be aware that, at the time he or she purchases shares of a Fund, a portion of the purchase price is often attributable to realized or unrealized appreciation in the Fund's portfolio or undistributed taxable income of the Fund. Subsequent distributions from such appreciation or income may be taxable to such investor even if the net asset value of the investor's shares is, as a result of the distributions, reduced below the investor's cost for such shares, and the distributions in reality represent a return of a portion of the purchase price.

      A shareholder generally recognizes taxable gain or loss on a sale or redemption (including by exercise of the exchange privilege) of his or her shares. The amount of the gain or loss is measured by the difference between the shareholder's adjusted tax basis in his or her shares and the amount of the proceeds received in exchange for such shares. Any gain or loss arising from (or, in the case of distributions in excess of earnings and profits, treated as arising from) the sale or redemption of shares generally is a capital gain or loss if such shares are held as capital assets. This capital gain or loss normally is treated as a long-term capital gain or loss if the shareholder has held his or her shares for more than one year at the time of such sale or redemption; otherwise, it is classified as short-term capital gain or loss. If, however, a shareholder receives a capital gain dividend with respect to any share of a Fund, and if the share is sold before it has been held by the shareholder for at least six months, then any loss on the sale or exchange of the share, to the extent of the capital gain dividend, is treated as a long-term capital loss.

      In addition, all or a portion of any loss realized upon a taxable disposition of shares may be disallowed if other shares of the same Fund are purchased (including any purchase through a reinvestment of distributions from the Fund) within 30 days before or after the disposition. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Also, if a shareholder who incurred a sales charge on the acquisition of shares of a Fund sells his or her shares within 90 days of purchase and subsequently acquires shares of the same or another Fund of the Companies on which a sales charge normally is imposed without paying such sales charge in accordance with the exchange privilege described in the prospectuses, such shareholder will not be entitled to include the amount of the sales charge in his or her basis in the shares sold for purposes of determining gain or loss. In these cases, any gain on the disposition of the shares of the Fund is increased, or loss decreased, by the amount of the sales charge paid when the shares were acquired, and that amount will increase the adjusted basis of the shares of the Fund subsequently acquired.

      In general, non-corporate shareholders currently are subject to a maximum federal income tax rate of 20% on their net long-term capital gain (the excess of net long-term capital gain over net short-term capital loss) for a taxable year (including a long-term capital gain derived from an investment in the shares), while other income may be taxed at rates as high as 38.6%. Corporate taxpayers currently are subject to federal income tax on net capital gain at the maximum 35% rate also applied to ordinary income. Tax rates imposed by states and local jurisdictions on capital gain and ordinary income may differ. Non-corporate shareholders with net capital losses for a year (i.e., capital losses in excess of capital gains) generally may deduct up to $3,000 of such losses against their ordinary income each year; any net capital losses of a non-corporate shareholder in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code. Corporate shareholders generally may not deduct any net capital losses for a year, but may carry back such losses for three years or carry forward such losses for five years.

      A Fund's ordinary income dividends from domestic corporations may, if certain conditions are met, qualify for the dividends received deduction for corporate shareholders to the extent that the Fund has received qualifying dividend income during the taxable year; capital gain dividends distributed by a Fund are not eligible for the dividends received deduction. The dividends received deduction is reduced to the extent that the shares held by a Fund are treated as debt-financed under federal income tax law and is eliminated if either those shares or the shares of a Fund are deemed to have been held by the Fund or a shareholder, as the case may be, for less than 46 days during the 90-day period that begins 45 days before the stock becomes ex-dividend.

      Each Fund sends to each of its shareholders, as promptly as possible after the end of each calendar year, a notice detailing, on a per share and per distribution basis, the amounts includible in such shareholder's taxable income for such year as ordinary income and as long-term capital gain. In addition, the federal tax status of each year's distributions generally is reported to the IRS. Distributions may also be subject to additional state, local, and foreign taxes depending on a shareholder's particular situation.

      A Fund may be required to withhold U.S. federal income tax at a rate of 30% ("backup withholding") from all taxable distributions payable to (1) any shareholder who fails to furnish the applicable Company with its correct taxpayer identification number or a certificate that the shareholder is exempt from backup withholding, and (2) any shareholder with respect to whom the IRS notifies the Company that the shareholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. An individual's taxpayer identification number is his or her social security number. The 30% backup withholding tax is not an additional tax and may be credited against a taxpayer's regular federal income tax liability.

TAX-FREE CALIFORNIA FUND, TAX-FREE MINNESOTA FUND, TAX-FREE NATIONAL FUND AND TAX-FREE NEW YORK FUND

      Each of the Tax-Free California Fund, the Tax-Free Minnesota Fund, the Tax-Free National Fund and the Tax-Free New York Fund will be permitted to distribute any tax-exempt interest earned by the Fund to its shareholders as tax-exempt "exempt-interest dividends," provided that at least 50% of the value of the Fund's assets at the end of each quarter of its taxable year is invested in state, municipal and other obligations the interest on which is excluded from gross income under Section 103(a) of the Code. Each Fund intends to satisfy this 50% requirement in order to permit its distributions of tax-exempt interest to be treated as such for federal income tax purposes in the hands of its shareholders. Portions of the dividends paid by the Tax-Free California Fund, Tax-Free Minnesota Fund, Tax-Free National Fund and the Tax-Free New York Fund may be includable in gross income for federal income tax purposes or, in the alternative, may be subject to federal alternative minimum taxes. Dividends paid by the Tax-Free National Fund will generally be subject to state and local income taxes.

      Under the Code, interest on indebtedness incurred or continued to purchase or carry shares of Tax-Free California Fund, Tax-Free Minnesota Fund, Tax-Free National Fund and Tax-Free New York Fund is not deductible by the investor in proportion to the percentage of the applicable Fund's distributions from investment income that is exempt from federal income tax. State laws may also restrict the deductibility of interest on indebtedness incurred or continued to purchase or carry shares of these Funds. Indebtedness may be allocated to shares of a Fund even though not directly traceable to the purchase of such shares. In addition, any loss realized by a shareholder of the Tax-Free California Fund, the Tax-Free Minnesota Fund, the Tax-Free National Fund or the Tax-Free New York Fund upon the sale of shares held for six months or less may be disallowed to the extent of any exempt-interest dividends received with respect to such shares.

      If either the Tax-Free California Fund, Tax-Free Minnesota Fund, Tax-Free National Fund or the Tax-Free New York Fund disposes of a municipal obligation that it acquired after April 30, 1993 at a market discount, it must recognize any gain it realizes on the disposition as ordinary income (and not as capital gain) to the extent of the accrued market discount.

      Certain deductions otherwise allowable to financial institutions and property and casualty insurance companies will be eliminated or reduced by reason of the receipt of certain exempt-interest dividends.

      Shareholders who are "substantial users" (or persons related thereto) of facilities financed by governmental obligations should consult their advisers before investing in the Tax-Free California Fund, the Tax-Free Minnesota Fund, the Tax-Free National Fund or the Tax-Free New York Fund.

      The 1995 Minnesota Legislature enacted a statement of intent, codified as Minnesota Statutes, Section 289A.50.10, that interest on obligations of Minnesota governmental units and Indian tribes be included in net income of individuals, estates and trusts for Minnesota income tax purposes if a court determines that Minnesota's exemption of such interest unlawfully discriminates against interstate commerce because interest on obligations of governmental issuers located in other states is so included. This provision applies to taxable years that begin during or after the calendar year in which any such court decision becomes final, irrespective of the date on which the obligations were issued. The Companies are not aware of any decision in which a court has held that a state's exemption of interest on its own bonds or those of its political subdivisions or Indian tribes, but not of interest on the bonds of other states or their political subdivisions or Indian tribes, unlawfully discriminates against interstate commerce or otherwise contravenes the United States Constitution. Nevertheless, the Companies cannot predict the likelihood that interest on the Minnesota bonds held by the Tax-Free Minnesota Fund would become taxable under this Minnesota statutory provision.

                              PRINCIPAL UNDERWRITER


      HIFSCO, the investment manager of each Fund, also serves as the principal underwriter. HIFSCO is located at 200 Hopmeadow Street, Simsbury, Connecticut 06089.


                                    CUSTODIAN

      Portfolio securities of each Fund are held pursuant to a separate Custody Agreement between each Company and State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110.

                                 TRANSFER AGENT

      Hartford Administrative Services Company ("HASCO"), 500 Bielenberg Drive, Woodbury, Minnesota 55125, is the transfer agent for each Fund. As transfer agent, HASCO, among other things, receives and processes purchase and redemption orders, effects transfers of shares, prepares and transmits payments for dividends and distributions, and maintains records of account. For its services, HASCO is paid a fee on a per account basis.

                         INDEPENDENT PUBLIC ACCOUNTANTS


      The audited financial statements and the financial highlights for the fiscal year ended October 31, 2002 have been audited by Ernst & Young, LLP, independent public accountants, as set forth in their report with respect thereto. Such financial statements and financial highlights, and the audited financial statements and the financial highlights for the periods ended on or before October 31, 2001, are incorporated by reference herein in reliance upon such reports given on the authority of the independent accountants as experts in accounting and auditing. The principal business address of Ernst & Young, LLP is 220 South Sixth Street, Suite 1400, Minneapolis, MN 55402.



      On April 30, 2002 the board of directors of The Hartford Mutual Funds, Inc. dismissed Arthur Andersen, LLP, One Financial Plaza, Hartford, Connecticut 06103, as the independent public accountants to the Hartford Funds. On August 1, 2002, the board of directors of The Hartford Mutual Funds II, Inc. dismissed KPMG LLP, 4200 Wells Fargo Center, Minneapolis, Minnesota 55402, as the independent public accountants to the New Hartford Funds. Each Company's Audit Committee recommended the change of independent accountants.



      The report of Ernst & Young, LLP on the financial statements for the fiscal year ended October 31, 2002 contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principle. In addition, in connection with their audit for the fiscal year ended October 31, 2002, there have been no disagreements with Ernst & Young, LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Ernst & Young, LLP, would have caused them to make reference thereto in their report on the financial statements for such year.



      During the two most recent fiscal years, the audit reports of Arthur Andersen LLP and KPMG LLP contained no adverse opinion or disclaimer of opinion; nor were the reports qualified or modified as to uncertainty, audit scope, or accounting principles. Further, there were no disagreements with Arthur Andersen LLP or KPMG LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Arthur Andersen LLP or KPMG LLP would have caused them to make reference to the subject matter of the disagreements in connection with their reports on the financial statements for such years, and there were no "reportable events" of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended.


                                OTHER INFORMATION

      The Hartford has granted the Companies the right to use the name, "The Hartford" or "Hartford", and has reserved the right to withdraw its consent to the use of such name by the Companies and the Funds at any time, or to grant the use of such name to any other company.

                              FINANCIAL STATEMENTS


      The Companies' audited financial statements for the year ended October 31, 2002, together with the notes thereto and reports of Ernst & Young, LLP, independent public accountants to the Companies, and the audited financial statements for the periods ended on or before October 31, 2001, together with the notes thereto and reports of Arthur Andersen LLP or KPMG LLP, as applicable, contained in the Companies' annual reports as filed with the SEC, are incorporated by reference into this SAI.*



* In light of recent developments affecting Arthur Andersen LLP, management has been unable, despite reasonable efforts, to obtain Arthur Andersen LLP's consent to the inclusion in the registration statement for The Hartford Mutual Funds, Inc. of the audited financial statements for the periods ended on or before October 31, 2001. The failure of Arthur Andersen LLP to provide its consent may adversely affect the ability of a shareholder to seek to recover damages related to the shareholder's reliance on such financial statements.

                                    APPENDIX

      The rating information which follows describes how the rating services mentioned presently rate the described securities. No reliance is made upon the rating firms as "experts" as that term is defined for securities purposes. Rather, reliance on this information is on the basis that such ratings have become generally accepted in the investment business.

RATING OF BONDS

      MOODY'S INVESTORS SERVICE, INC. ("MOODY'S")

      Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

      Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

      A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

      Baa - Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

      Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

      B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

      Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

      Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

      C - Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever earning any real investment standing.

      STANDARD AND POOR'S CORPORATION ("STANDARD & POOR'S")

      AAA - Bonds rated AAA are the highest grade obligations. Capacity to pay interest and repay principal is extremely strong.

      AA - Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from AAA issues only in small degree.

      A - Bonds rated A have a very strong capacity to pay interest and repay principal although they are somewhat more susceptible to the considerable investment strength but are not entirely free from adverse effects of changes in circumstances and economic conditions than debt in the highest rated categories.

      BBB - Bonds rated BBB and regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category then in higher rated categories.

      BB, B, CCC, CC, C - Debt rated BB, B, CCC, CC, and C is regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

RATING OF COMMERCIAL PAPER

      MOODY'S

      Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

      -     Leading market positions in well-established industries.

      -     High rates of return on funds employed.

      - Conservative capitalization structures with moderate reliance on debt and ample asset protection.

      - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

      - Well-established access to a range of financial markets and assured sources of alternate liquidity.

      Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

      Issuers rated Prime-3 (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

      Issuers rated Not Prime do not fall within any of the Prime rating categories.

      STANDARD & POOR'S

      The relative strength or weakness of the following factors determines whether the issuer's commercial paper is rated A-1 or A-2.

      -     Liquidity ratios are adequate to meet cash requirements.

      Liquidity ratios are basically as follows, broken down by the type of issuer:

            Industrial Company: acid test ratio, cash flow as a percent of current liabilities, short-term debt as a percent of current liabilities, short-term debt as a percent of current assets.

            Utility: current liabilities as a percent of revenues, cash flow as a percent of current liabilities, short-term debt as a percent of capitalization.

            Finance Company: current ratio, current liabilities as a percent of net receivables, current liabilities as a percent of total liabilities.

      - The long-term senior debt rating is "A" or better; in some instances "BBB" credits may be allowed if other factors outweigh the "BBB".

      - The issuer has access to at least two additional channels of borrowing.

      - Basic earnings and cash flow have an upward trend with allowances made for unusual circumstances.

      - Typically, the issuer's industry is well established and the issuer has a strong position within its industry.

      -     The reliability and quality of management are unquestioned.

RATING OF TAX EXEMPT BONDS

      STANDARD & POOR'S RATINGS SERVICES. Its ratings for municipal debt have the following definitions:

      Debt rated "AAA" has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

      Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in a small degree.

      Debt rated "A" has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

      Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

      Debt rated "BB", "B", "CCC" and "CC" is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "C" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

      Debt rated "BB" has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The "BB" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BBB-" rating.

      Debt rated "B" has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The "B" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BB" or ""BB" rating.

      Debt rated "CCC" has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The "CCC" rating category is also used to debt subordinated to senior debt that is assigned an actual or implied "B" or "B-" rating.

      The rating "CC" is typically applied to debt subordinated to senior debt that is assigned an actual or implied "CCC" rating.

      The rating "C" is typically applied to debt subordinated to senior debt which is assigned an actual or implied "CCC-" debt rating. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

      The rating "CI" is reserved for income bonds on which no interest is being paid.

      Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

      The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major categories.

      "NR" indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular type of obligation as a matter of policy.

      BOND INVESTMENT QUALITY STANDARDS: Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories (AAA, A, BBB, commonly known as "Investment Grade" ratings) are generally regarded as eligible for bank investment. In addition, the legal investment laws of various states impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies, and fiduciaries generally.

      MOODY'S INVESTORS SERVICE, INC.: Its ratings for municipal bonds include the following:

      Bonds which are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

      Bonds which are rated "Aa" are judged to be of high qualify by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make long-term risk appear somewhat larger than in Aaa securities.

      Bonds which are rated "A" possess many favorable attributes and are to be considered as upper medium grate obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

      Bonds which are rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

      Bonds which are rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

      Bonds which are rated "B" generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

      Bonds which are rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

      Bonds which are rated "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

      Bonds which are rated "C" are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

      RATING OF MUNICIPAL NOTES AND OTHER SHORT-TERM LOANS

      STANDARD & POOR'S RATINGS SERVICES. A Standard & Poor's note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating.

      Note rating symbols are as follows:

      SP-1 - Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

      SP-2 - Satisfactory capacity to pay principal and interest.

      SP-3 - Speculative capacity to pay principal and interest.

      MOODY'S INVESTORS SERVICES. Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade (MIG). This distinction is in recognition of the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower and short-term cyclical elements are critical in short-term ratings, while other factors of major importance in bond risk may be less important over the short run. In the case of variable rate demand obligations, two ratings are assigned: one representing an evaluation of the degree of risk associated with scheduled principal and interest payments, and the other representing an evaluation of the degree of risk associated with the demand feature. The short-term rating assigned to the demand feature of variable rate demand obligations is designated as VMIG. Moody's ratings for short-term loans have the following definitions:

      MIG-1/VMIG-1. This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support, or demonstrated broad-based access to the market for refinancing.

      MIG-2/VMIG-2. This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

      MIG-3/VMIG-3. This designation denotes favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

      MIG-4/VMIG-4. This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

RATING OF TAX-EXEMPT DEMAND BONDS

      Standard & Poor's assigns "dual" ratings to all long-term debt issues that have as part of their provisions a demand or double feature.

      The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity and the commercial paper rating symbols are used to denote the put option (for example, "AAA/A-1+"). For the newer "demand notes", Standard & Poor's note rating symbols, combined with the commercial paper symbols, are used (for example, "SP-1+/A-1+").

INTERNATIONAL LONG-TERM CREDIT RATINGS

      FITCH, INC.

      The following ratings scale applies to foreign currency and local currency ratings.

INVESTMENT GRADE

      AAA


      Highest credit quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.


      AA

      Very high credit quality. "AA" ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

      A

      High credit quality. "A" ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

      BBB

      Good credit quality. "BBB" ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

SPECULATIVE GRADE

      BB


      Speculative. "BB" ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.


      B

      Highly speculative. "B" ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

      CCC, CC, C

      High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A "CC" rating indicates that default of some kind appears probable. "C" ratings signal imminent default.

      DDD, DD, D

      Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90% - 100% of outstanding amounts and accrued interest. "DD" indicates potential recoveries in the range of 50% - 90% and "D" the lowest recovery potential, i.e., below 50%.

      Entities rated in this category have defaulted on some or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect of repaying all obligations.

INTERNATIONAL SHORT-TERM CREDIT RATINGS

      FITCH, INC.

      The following ratings scale applies to foreign currency and local currency ratings. A Short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for US public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

      F1

      Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

      F2

      Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

      F3

      Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

      B

      Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

      C

      High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

      D

      Default. Denotes actual or imminent payment default.

NOTES TO LONG-TERM AND SHORT-TERM RATINGS: "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the "AAA" Long-term rating category, to categories below "CCC", or to Short-term ratings other than "F1".

"NR" indicates that Fitch Ratings does not rate the issuer or issue in question.

"Withdrawn": A rating is withdrawn when Fitch Ratings deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

      A Rating Overlook indicates the direction a rating is likely to move over a one to two-year period. Outlooks may be positive, stable or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, ratings for which outlooks are "stable" could be upgraded or downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch Ratings may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

                                     PART C

                                OTHER INFORMATION

Item 23.             Exhibits

      a.(i) Articles of Amendment and Restatement (incorporated by reference to Post-Effective Amendment No. 84 filed on November 30, 2001)

     a.(ii) Amendment to Articles of Amendment and Restatement (incorporated by reference to Post-Effective Amendment No. 87 filed on February 15, 2002)

    a.(iii) Articles Supplementary (incorporated by reference to Post-Effective Amendment No. 88 filed on December 16, 2002)

     a.(iv) Articles Supplementary (incorporated by reference to Post-Effective Amendment No. 88 filed on December 16, 2002)

      a.(v) Amendment to Articles of Amendment and Restatement (incorporated by reference to Post-Effective Amendment No. 88 filed on December 16, 2002)

         b.          By-Laws (filed herewith)

         c.          Not Applicable

      d.(i) Investment Management Agreement (incorporated by reference to Post-Effective Amendment No. 87 filed on February 15,
                     2002)

     d.(ii) Investment Sub-Advisory Agreement with Hartford Investment Management Company (incorporated by reference to Post-Effective Amendment No. 87 filed on February 15, 2002)

    d.(iii) Investment Sub-Advisory Agreement with Wellington Management Company, LLP (incorporated by reference to Post-Effective Amendment No. 87 filed on February 15, 2002)

      e.(i) Principal Underwriting Agreement (incorporated by reference to Post-Effective Amendment No. 87 filed on February 15,
                     2002)

     e.(ii) Form of The Hartford Mutual Funds, Inc. and Hartford-Fortis Series Fund, Inc. Selling Agreement (incorporated by reference to Post-Effective Amendment No. 87 filed on February 15, 2002)

         f.          Not Applicable
      g.(i) Custodian Contract (incorporated by reference to Post-Effective Amendment No. 84 filed on November 30, 2001)

     g.(ii) Amendment to Custodian Contract (incorporated by reference to Post-Effective Amendment No. 88 filed on December 16,
                     2002)

      h.(i) Amended and Restated Transfer Agency and Service Agreement (incorporated by reference to Post-Effective Amendment No. 87 filed on February 15, 2002)

     h.(ii) Amended and Restated Fund Accounting Agreement (incorporated by reference to Post-Effective Amendment No. 87 filed on February 15, 2002)

         i.          Opinion and Consent of Counsel (filed herewith)

      j.(i)          Consent of Independent Auditors KPMG (filed herewith)

     j.(ii) Consent of Independent Auditors Ernst & Young (filed herewith)

         k.          Not Applicable

         l.          Not Applicable

         m. Rule 12b-1 Plan of Distribution (incorporated by reference to Post-Effective Amendment No. 88 filed on December 16,
                     2002)

         n. Rule 18f-3 Plan (incorporated by reference to Post-Effective Amendment No. 88 filed on December 16, 2002)

         o.          Not Applicable

      p.(i) Code of Ethics of HL Investment Advisors, LLC, Hartford Investment Financial Services, LLC and The
                     Hartford-Sponsored Mutual Funds (incorporated by reference to Post-Effective Amendment No. 88 filed on December 16,
                     2002)

     p.(ii) Code of Ethics of Hartford Investment Management Company and Hartford Investment Services, Inc. (incorporated by reference to Post-Effective Amendment No. 88 filed on December 16, 2002)

    p.(iii) Code of Ethics of Wellington Management Company, LLP (incorporated by reference to Post-Effective Amendment No. 87 filed on February 15, 2002)

      q.(i) Power of Attorney (incorporated by reference to Post-Effective Amendment No. 88 filed on December 16, 2002)

     q.(ii) Certified Copy of Board Resolution (incorporated by reference to Post-Effective Amendment No. 88 filed on December 16, 2002)

Item 24. Persons controlled by or under Common Control with Registrant

                     As of January 31, 2003, any persons directly or indirectly under common control with The Hartford Mutual Funds II, Inc. are affiliates of, and are controlled by, The Hartford Financial Services Group, Inc., a Maryland corporation. Information about all such persons is incorporated herein by reference to the Form 10-K of The Hartford Financial Services Group, Inc. filed on March 20, 2002.

Item 25.             Indemnification

                     Article V, paragraph (f) of the Registrant's Articles of Amendment and Restatement provides that the Registrant shall indemnify (i) its directors and officers to the full extent required or permitted by law and (ii) other employees and agents to such extent authorized by the Registrant's board of directors or bylaws and as permitted by law; provided, however, that no such indemnification shall protect any director or officer of the Registrant against any liability to the Registrant or its shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. The rights of indemnification contained in Article V are not exclusive to any other rights to which any officer, director or employee seeking indemnification may be entitled.

                     Subsection (b) of Section 2-418 of the General Corporation Law of Maryland permits a corporation to indemnify any person who was or is party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that he is or was a director, officer, employee or agent of the corporation or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation or enterprise, against reasonable expenses (including attorneys' fees), judgments, penalties, fines and amounts paid in settlement actually incurred by him in connection with such action, suit or proceeding unless it is proved that: (i) the act or omission of the person was material to the cause of action adjudicated in the proceeding and was committed in bad faith or was the result of active and deliberate dishonesty; (ii) the person actually received an improper personal benefit of money, property or services; or (iii) with respect to any criminal action or proceeding, the person had reasonable cause to believe his act or omission was unlawful.

                     Indemnification under subsection (b) of Section 2-418 may not be made by a corporation unless authorized for a specific proceeding after a determination has been made that indemnification is permissible in the circumstances because the party to be indemnified has met the standard of conduct set forth in subsection (b). This determination shall be made (i) by the Board of Directors by a majority vote of a quorum consisting of directors not, at the time, parties to the proceeding, or, if such quorum cannot be obtained, then by a majority vote of a committee of the Board consisting solely of two or more directors not, at the time, parties to such proceeding an who were duly designated to act in the matter by a majority vote of the full Board in which the designated directors who are parties may participate; (ii) by special legal counsel selected by the Board of Directors or a committee of the Board by vote as set forth in subparagraph (i), or, if the requisite quorum of the full Board cannot be obtained therefor and the committee cannot be established, by a majority vote of the full Board in which any director who is a party may participate; or (iii) by the stockholders (except that shares held by directors who are parties to the specific proceeding may not be voted). A court of appropriate jurisdiction may also order indemnification if the court determines that a person seeking indemnification is entitled to reimbursement under subsection (b).

                     Section 2-418 further provides that indemnification provided for by Section 2-418 shall not be deemed exclusive of any rights to which the indemnified party may be entitled; and permits a corporation to purchase and maintain insurance on behalf of a director, officer, employee or agent of the corporation against any liability asserted against or incurred by such person in any such capacity or arising out of such person's status as such whether or not the corporation would have the power to indemnify such person against such liabilities under
                     Section 2-418.

                     Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the "Act") may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person in connection with the securities being registered), the Registrant undertakes that it will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the questions whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 26.             Business and Other Connections of Investment Adviser

                     Hartford Investment Financial Services, LLC serves as investment adviser to each of the portfolios included in this Registration Statement.

                                Position with Hartford Investment
Name                            Financial Services, LLC                    Other Business
----                            -----------------------                    --------------
Thomas M. Marra                 President and Chief Executive Officer      President and Chief Operating Officer of Hartford
                                                                           Life, Inc. ("HL, Inc.")(1)

John C. Walters                 Executive Vice President                   Executive Vice President and Director of the
                                                                           Investment Products Division of Hartford Life
                                                                           Insurance Company ("HLIC") (2)

David T. Foy                    Senior Vice President and Treasurer        Senior Vice President, Treasurer and Chief
                                                                           Financial Officer of HL, Inc.

David N. Levenson               Senior Vice President                      Senior Vice President of HLIC

Christine H. Repasy             Senior Vice President, General Counsel     Senior Vice President and General Counsel of HL,
                                and Corporate Secretary                    Inc.

David M. Znamierowski           Senior Vice President-Investments          President of Hartford Investment Management Company
                                                                           ("HIMCO") (3)

David A. Carlson                Vice President and Director of Taxes       Vice President and Director of Taxes of HL, Inc.

Deirdre McGuire                 Vice President                             Vice President of HIMCO

George R. Jay                   Controller                                 Secretary and Director of HLIC

Kevin Carr                      Assistant Secretary                        Assistant General Counsel of The Hartford Financial
                                                                           Services Group, Inc. ("The Hartford") (4)

Dawn M. Cormier                 Assistant Secretary                        Assistant Secretary of HL Inc.

Sarah J. Harding                Assistant Secretary                        Assistant Secretary of HL Inc.

Diane E. Tatelman               Assistant Secretary                        Assistant Secretary of HL Inc.

      (1) The principal business address for HL, Inc. is 200 Hopmeadow Street, Simsbury, CT 06089.

      (2) The principal business address for HLIC is 200 Hopmeadow Street, Simsbury, CT 06089.

      (3) The principal business address for HIMCO is 55 Farmington Avenue, Hartford, CT 06105.

      (4) The principal business address for The Hartford is Hartford Plaza, Hartford, CT 06115.

Item 27.             Principal Underwriters

      Hartford Investment Financial Services, LLC ("HIFSCO") is an indirect wholly owned subsidiary of The Hartford Financial Services Group, Inc. HIFSCO is also the principal underwriter for The Hartford Mutual Funds, Inc.

      The directors and principal officers of HIFSCO and their position with the Registrant are set forth below:

Name and Principal Business Address         Positions and Offices with Underwriter           Position and Offices with Registrant
-----------------------------------         --------------------------------------           ------------------------------------
Thomas M. Marra(1)                          President and Chief Executive Officer            Chairman of the Board and Director

John C. Walters(1)                          Executive Vice President                         Vice President

David T. Foy(1)                             Senior Vice President and Treasurer              None

David N. Levenson(1)                        Senior Vice President                            Vice President

Christine H. Repasy(1)                      Senior Vice President, General Counsel and
                                            Corporate Secretary                              None

David M. Znamierowski(2)                    Senior Vice President-Investments                President

David A. Carlson(1)                         Vice President and Director of Taxes             None

Deirdre McGuire(2)                          Vice President                                   None

George R. Jay(1)                            Controller                                       Vice President

Kevin Carr(2)                               Assistant Secretary                              Vice President and Secretary

Dawn M. Cormier(1)                          Assistant Secretary                              None

Sarah J. Harding(1)                         Assistant Secretary                              None

Diane E. Tatelman(1)                        Assistant Secretary                              None

      (1)   Principal business address is 200 Hopmeadow Street, Simsbury, CT
            06089.

      (2)   Principal business address is 55 Farmington Avenue, Hartford, CT
            06105.

Item 28.             Location of Accounts and Records

      Books or other documents required to be maintained by the Registrant by
Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are maintained by the Registrant's custodian, State Street Bank and Trust Company, 225 Franklin Street, Boston, MA 02110 and the Registrant's transfer agent, Hartford Administrative Services Company, 500 Bielenberg Drive, Woodbury, Minnesota 55125. Registrant's financial ledgers and other corporate records are maintained at its offices at the Hartford Life Insurance Companies, 200 Hopmeadow Street, Simsbury, CT 06089.

Item 29.             Management Services

                     Not Applicable

Item 30.             Undertakings

                     Not Applicable

                                   SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement on Form N-1A pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hartford, State of Connecticut, on the 27th day of February, 2003.

                                           THE HARTFORD MUTUAL FUNDS II, INC.

                                           By:             *
                                              ------------------------------
                                                     David M. Znamierowski
                                                     Its: President

      Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

SIGNATURE                      TITLE                                    DATE
---------                      -----                                    ----
           *                   President                     February 27, 2003
--------------------------     (Chief Executive Officer)
David M. Znamierowski


           *                   Controller & Treasurer        February 27, 2003
--------------------------     (Chief Accounting Officer &
Tamara L. Fagely               Chief Financial Officer)


           *                   Director                      February 27, 2003
--------------------------
Winifred E. Coleman


           *                   Director                      February 27, 2003
--------------------------
Robert M. Gavin, Jr.


          *                    Director                      February 27, 2003
--------------------------
Duane E. Hill


           *                   Chairman of the Board         February 27, 2003
--------------------------     and Director
Thomas M. Marra


           *                   Director                      February 27, 2003
--------------------------
Phillip O. Peterson


          *                    Director                      February 27, 2003
--------------------------
Millard H. Pryor, Jr.


          *                    Director                      February 27, 2003
--------------------------
Lowndes A. Smith


          *                    Director                      February 27, 2003
--------------------------
John K. Springer


    /s/ Kevin J. Carr                                        February 27, 2003
--------------------------
* By Kevin J. Carr
        Attorney-in-fact

                                  EXHIBIT INDEX

Exhibit No.

b.              Bylaws

i.              Opinion and Consent of Counsel

j.(i)           Consent of Independent Auditors - KPMG

j.(ii)          Consent of Independent Auditors - Ernst & Young